UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2025
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco American Franchise Fund
Class A: VAFAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class A)	$102	0.93%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 20.08%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed the Benchmark, due to a combination of portfolio sector allocation and stock selection. In particular, stock selection in the financials and information technology sectors were relative detractors. An underweight exposure in the information technology and consumer discretionary sectors, as well as minimal ancillary cash, also detracted from relative performance. These results were partially offset by stock selection in industrials, health care, consumer staples and communication services sectors, as well as an overweight exposure in the financials sector.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Amazon.com, Inc. | The company's strong growth in its cloud computing division, Amazon Web Services (AWS), has been a significant contributor, benefiting from increased demand for cloud solutions across various industries. Additionally, Amazon's focus on expanding its advertising business has yielded positive results, with higher ad revenues boosting overall profitability. The company's strategic investments in AI and automation have also enhanced operational efficiency, further supporting its stock performance.
Netflix, Inc. | The company benefited from the successful launch of their ad-supported model which keeps subscribers and earns them incremental revenue that is expected to exceed the reduced subscription cost.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with drug store chain CVS. We believe the market is contending with overall GLP1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The investment team sold the position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. The Trump tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
Regeneron Pharmaceuticals, Inc. | Regeneron is a large cap biotech firm with a successful revenue generating ocular drug, several promising oncology products and a potential new agent to help reduce muscle loss when taken in conjunction with GLP1s for weight loss. The investment team sold the stock during the period as a high dose sequel to their ocular drug, meant to replace the existing drug facing a patent cliff, was going to be released much later than expected. Additionally, Regeneron was facing competitive pressure associated with their drug to combat muscle loss while taking GLP1s.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class A) —including sales charge	13.52%	10.35%	14.54%
Invesco American Franchise Fund (Class A) —excluding sales charge	20.08%	11.61%	15.19%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$17,720,710,294
Total number of portfolio holdings	60
Total advisory fees paid	$92,067,676
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	12.08%
Microsoft Corp.	9.14%
Meta Platforms, Inc., Class A	6.42%
Amazon.com, Inc.	6.36%
Broadcom, Inc.	4.40%
Apple, Inc.	3.81%
Alphabet, Inc., Class A	3.54%
Netflix, Inc.	2.87%
Visa, Inc., Class A	2.42%
Arista Networks, Inc.	2.40%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-A
Invesco American Franchise Fund

Invesco American Franchise Fund
Class C: VAFCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class C)	$184	1.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 19.19%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed the Benchmark, due to a combination of portfolio sector allocation and stock selection. In particular, stock selection in the financials and information technology sectors were relative detractors. An underweight exposure in the information technology and consumer discretionary sectors, as well as minimal ancillary cash, also detracted from relative performance. These results were partially offset by stock selection in industrials, health care, consumer staples and communication services sectors, as well as an overweight exposure in the financials sector.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Amazon.com, Inc. | The company's strong growth in its cloud computing division, Amazon Web Services (AWS), has been a significant contributor, benefiting from increased demand for cloud solutions across various industries. Additionally, Amazon's focus on expanding its advertising business has yielded positive results, with higher ad revenues boosting overall profitability. The company's strategic investments in AI and automation have also enhanced operational efficiency, further supporting its stock performance.
Netflix, Inc. | The company benefited from the successful launch of their ad-supported model which keeps subscribers and earns them incremental revenue that is expected to exceed the reduced subscription cost.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with drug store chain CVS. We believe the market is contending with overall GLP1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The investment team sold the position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. The Trump tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
Regeneron Pharmaceuticals, Inc. | Regeneron is a large cap biotech firm with a successful revenue generating ocular drug, several promising oncology products and a potential new agent to help reduce muscle loss when taken in conjunction with GLP1s for weight loss. The investment team sold the stock during the period as a high dose sequel to their ocular drug, meant to replace the existing drug facing a patent cliff, was going to be released much later than expected. Additionally, Regeneron was facing competitive pressure associated with their drug to combat muscle loss while taking GLP1s.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class C) —including sales charge	18.24%	10.77%	14.50%
Invesco American Franchise Fund (Class C) —excluding sales charge	19.19%	10.77%	14.50%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$17,720,710,294
Total number of portfolio holdings	60
Total advisory fees paid	$92,067,676
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	12.08%
Microsoft Corp.	9.14%
Meta Platforms, Inc., Class A	6.42%
Amazon.com, Inc.	6.36%
Broadcom, Inc.	4.40%
Apple, Inc.	3.81%
Alphabet, Inc., Class A	3.54%
Netflix, Inc.	2.87%
Visa, Inc., Class A	2.42%
Arista Networks, Inc.	2.40%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-C
Invesco American Franchise Fund

Invesco American Franchise Fund
Class R: VAFRX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R)	$130	1.18%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 19.83%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed the Benchmark, due to a combination of portfolio sector allocation and stock selection. In particular, stock selection in the financials and information technology sectors were relative detractors. An underweight exposure in the information technology and consumer discretionary sectors, as well as minimal ancillary cash, also detracted from relative performance. These results were partially offset by stock selection in industrials, health care, consumer staples and communication services sectors, as well as an overweight exposure in the financials sector.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Amazon.com, Inc. | The company's strong growth in its cloud computing division, Amazon Web Services (AWS), has been a significant contributor, benefiting from increased demand for cloud solutions across various industries. Additionally, Amazon's focus on expanding its advertising business has yielded positive results, with higher ad revenues boosting overall profitability. The company's strategic investments in AI and automation have also enhanced operational efficiency, further supporting its stock performance.
Netflix, Inc. | The company benefited from the successful launch of their ad-supported model which keeps subscribers and earns them incremental revenue that is expected to exceed the reduced subscription cost.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with drug store chain CVS. We believe the market is contending with overall GLP1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The investment team sold the position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. The Trump tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
Regeneron Pharmaceuticals, Inc. | Regeneron is a large cap biotech firm with a successful revenue generating ocular drug, several promising oncology products and a potential new agent to help reduce muscle loss when taken in conjunction with GLP1s for weight loss. The investment team sold the stock during the period as a high dose sequel to their ocular drug, meant to replace the existing drug facing a patent cliff, was going to be released much later than expected. Additionally, Regeneron was facing competitive pressure associated with their drug to combat muscle loss while taking GLP1s.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R)	19.83%	11.33%	14.90%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$17,720,710,294
Total number of portfolio holdings	60
Total advisory fees paid	$92,067,676
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	12.08%
Microsoft Corp.	9.14%
Meta Platforms, Inc., Class A	6.42%
Amazon.com, Inc.	6.36%
Broadcom, Inc.	4.40%
Apple, Inc.	3.81%
Alphabet, Inc., Class A	3.54%
Netflix, Inc.	2.87%
Visa, Inc., Class A	2.42%
Arista Networks, Inc.	2.40%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-R
Invesco American Franchise Fund

Invesco American Franchise Fund
Class Y: VAFIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class Y)	$75	0.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 20.39%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed the Benchmark, due to a combination of portfolio sector allocation and stock selection. In particular, stock selection in the financials and information technology sectors were relative detractors. An underweight exposure in the information technology and consumer discretionary sectors, as well as minimal ancillary cash, also detracted from relative performance. These results were partially offset by stock selection in industrials, health care, consumer staples and communication services sectors, as well as an overweight exposure in the financials sector.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Amazon.com, Inc. | The company's strong growth in its cloud computing division, Amazon Web Services (AWS), has been a significant contributor, benefiting from increased demand for cloud solutions across various industries. Additionally, Amazon's focus on expanding its advertising business has yielded positive results, with higher ad revenues boosting overall profitability. The company's strategic investments in AI and automation have also enhanced operational efficiency, further supporting its stock performance.
Netflix, Inc. | The company benefited from the successful launch of their ad-supported model which keeps subscribers and earns them incremental revenue that is expected to exceed the reduced subscription cost.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with drug store chain CVS. We believe the market is contending with overall GLP1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The investment team sold the position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. The Trump tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
Regeneron Pharmaceuticals, Inc. | Regeneron is a large cap biotech firm with a successful revenue generating ocular drug, several promising oncology products and a potential new agent to help reduce muscle loss when taken in conjunction with GLP1s for weight loss. The investment team sold the stock during the period as a high dose sequel to their ocular drug, meant to replace the existing drug facing a patent cliff, was going to be released much later than expected. Additionally, Regeneron was facing competitive pressure associated with their drug to combat muscle loss while taking GLP1s.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class Y)	20.39%	11.88%	15.47%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$17,720,710,294
Total number of portfolio holdings	60
Total advisory fees paid	$92,067,676
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	12.08%
Microsoft Corp.	9.14%
Meta Platforms, Inc., Class A	6.42%
Amazon.com, Inc.	6.36%
Broadcom, Inc.	4.40%
Apple, Inc.	3.81%
Alphabet, Inc., Class A	3.54%
Netflix, Inc.	2.87%
Visa, Inc., Class A	2.42%
Arista Networks, Inc.	2.40%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-Y
Invesco American Franchise Fund

Invesco American Franchise Fund
Class R5: VAFNX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R5)	$75	0.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 20.40%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed the Benchmark, due to a combination of portfolio sector allocation and stock selection. In particular, stock selection in the financials and information technology sectors were relative detractors. An underweight exposure in the information technology and consumer discretionary sectors, as well as minimal ancillary cash, also detracted from relative performance. These results were partially offset by stock selection in industrials, health care, consumer staples and communication services sectors, as well as an overweight exposure in the financials sector.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Amazon.com, Inc. | The company's strong growth in its cloud computing division, Amazon Web Services (AWS), has been a significant contributor, benefiting from increased demand for cloud solutions across various industries. Additionally, Amazon's focus on expanding its advertising business has yielded positive results, with higher ad revenues boosting overall profitability. The company's strategic investments in AI and automation have also enhanced operational efficiency, further supporting its stock performance.
Netflix, Inc. | The company benefited from the successful launch of their ad-supported model which keeps subscribers and earns them incremental revenue that is expected to exceed the reduced subscription cost.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with drug store chain CVS. We believe the market is contending with overall GLP1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The investment team sold the position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. The Trump tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
Regeneron Pharmaceuticals, Inc. | Regeneron is a large cap biotech firm with a successful revenue generating ocular drug, several promising oncology products and a potential new agent to help reduce muscle loss when taken in conjunction with GLP1s for weight loss. The investment team sold the stock during the period as a high dose sequel to their ocular drug, meant to replace the existing drug facing a patent cliff, was going to be released much later than expected. Additionally, Regeneron was facing competitive pressure associated with their drug to combat muscle loss while taking GLP1s.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R5)	20.40%	11.90%	15.53%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$17,720,710,294
Total number of portfolio holdings	60
Total advisory fees paid	$92,067,676
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	12.08%
Microsoft Corp.	9.14%
Meta Platforms, Inc., Class A	6.42%
Amazon.com, Inc.	6.36%
Broadcom, Inc.	4.40%
Apple, Inc.	3.81%
Alphabet, Inc., Class A	3.54%
Netflix, Inc.	2.87%
Visa, Inc., Class A	2.42%
Arista Networks, Inc.	2.40%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-R5
Invesco American Franchise Fund

Invesco American Franchise Fund
Class R6: VAFFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R6)	$67	0.61%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 20.49%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed the Benchmark, due to a combination of portfolio sector allocation and stock selection. In particular, stock selection in the financials and information technology sectors were relative detractors. An underweight exposure in the information technology and consumer discretionary sectors, as well as minimal ancillary cash, also detracted from relative performance. These results were partially offset by stock selection in industrials, health care, consumer staples and communication services sectors, as well as an overweight exposure in the financials sector.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Amazon.com, Inc. | The company's strong growth in its cloud computing division, Amazon Web Services (AWS), has been a significant contributor, benefiting from increased demand for cloud solutions across various industries. Additionally, Amazon's focus on expanding its advertising business has yielded positive results, with higher ad revenues boosting overall profitability. The company's strategic investments in AI and automation have also enhanced operational efficiency, further supporting its stock performance.
Netflix, Inc. | The company benefited from the successful launch of their ad-supported model which keeps subscribers and earns them incremental revenue that is expected to exceed the reduced subscription cost.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with drug store chain CVS. We believe the market is contending with overall GLP1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The investment team sold the position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. The Trump tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
Regeneron Pharmaceuticals, Inc. | Regeneron is a large cap biotech firm with a successful revenue generating ocular drug, several promising oncology products and a potential new agent to help reduce muscle loss when taken in conjunction with GLP1s for weight loss. The investment team sold the stock during the period as a high dose sequel to their ocular drug, meant to replace the existing drug facing a patent cliff, was going to be released much later than expected. Additionally, Regeneron was facing competitive pressure associated with their drug to combat muscle loss while taking GLP1s.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R6)	20.49%	11.98%	15.62%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$17,720,710,294
Total number of portfolio holdings	60
Total advisory fees paid	$92,067,676
Portfolio turnover rate	54%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	12.08%
Microsoft Corp.	9.14%
Meta Platforms, Inc., Class A	6.42%
Amazon.com, Inc.	6.36%
Broadcom, Inc.	4.40%
Apple, Inc.	3.81%
Alphabet, Inc., Class A	3.54%
Netflix, Inc.	2.87%
Visa, Inc., Class A	2.42%
Arista Networks, Inc.	2.40%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-R6
Invesco American Franchise Fund

Invesco Core Plus Bond Fund
Class A: ACPSX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class A)	$75	0.74%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and tightening credit spreads. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 3.32%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 3.14%.
What contributed to performance?
Investment grade corporates | Security selection in the financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities and enhanced downside protection for bondholders.
Emerging market corporates | Sector allocation to emerging market corporates contributed to relative performance, driven by supportive market technicals and attractive yields thoughout the year.
What detracted from performance?
Treasuries | Selection in treasuries, particularly in longer-maturity treasury bonds, detracted from relative performance due to an elevated rates environment.
High yield retailers | An overweight allocation in the high yield retailers sub-sector detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class A) —including sales charge	-1.11%	-0.97%	2.00%
Invesco Core Plus Bond Fund (Class A) —excluding sales charge	3.32%	-0.09%	2.44%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,313,439,274
Total number of portfolio holdings	1,888
Total advisory fees paid	$18,832,176
Portfolio turnover rate	531%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Uniform Mortgage-Backed Securities, TBA, 2.50%, 09/01/2055	4.65%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 09/01/2055	3.43%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.15%
U.S. Treasury Notes, 3.88%, 07/31/2030	3.04%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.43%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2055	2.02%
U.S. Treasury Bonds, 4.75%, 05/15/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 09/01/2055	1.65%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-A
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class C: CPCFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class C)	$151	1.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and tightening credit spreads. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 2.55%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 3.14%.
What contributed to performance?
Investment grade corporates | Security selection in the financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities and enhanced downside protection for bondholders.
Emerging market corporates | Sector allocation to emerging market corporates contributed to relative performance, driven by supportive market technicals and attractive yields thoughout the year.
What detracted from performance?
Treasuries | Selection in treasuries, particularly in longer-maturity treasury bonds, detracted from relative performance due to an elevated rates environment.
High yield retailers | An overweight allocation in the high yield retailers sub-sector detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class C) —including sales charge	1.56%	-0.84%	1.83%
Invesco Core Plus Bond Fund (Class C) —excluding sales charge	2.55%	-0.84%	1.83%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,313,439,274
Total number of portfolio holdings	1,888
Total advisory fees paid	$18,832,176
Portfolio turnover rate	531%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Uniform Mortgage-Backed Securities, TBA, 2.50%, 09/01/2055	4.65%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 09/01/2055	3.43%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.15%
U.S. Treasury Notes, 3.88%, 07/31/2030	3.04%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.43%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2055	2.02%
U.S. Treasury Bonds, 4.75%, 05/15/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 09/01/2055	1.65%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-C
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class R: CPBRX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R)	$101	0.99%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and tightening credit spreads. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 3.06%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 3.14%.
What contributed to performance?
Investment grade corporates | Security selection in the financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities and enhanced downside protection for bondholders.
Emerging market corporates | Sector allocation to emerging market corporates contributed to relative performance, driven by supportive market technicals and attractive yields thoughout the year.
What detracted from performance?
Treasuries | Selection in treasuries, particularly in longer-maturity treasury bonds, detracted from relative performance due to an elevated rates environment.
High yield retailers | An overweight allocation in the high yield retailers sub-sector detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R)	3.06%	-0.34%	2.18%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,313,439,274
Total number of portfolio holdings	1,888
Total advisory fees paid	$18,832,176
Portfolio turnover rate	531%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Uniform Mortgage-Backed Securities, TBA, 2.50%, 09/01/2055	4.65%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 09/01/2055	3.43%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.15%
U.S. Treasury Notes, 3.88%, 07/31/2030	3.04%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.43%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2055	2.02%
U.S. Treasury Bonds, 4.75%, 05/15/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 09/01/2055	1.65%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-R
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class Y: CPBYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class Y)	$50	0.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and tightening credit spreads. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 3.58%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 3.14%.
What contributed to performance?
Investment grade corporates | Security selection in the financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities and enhanced downside protection for bondholders.
Emerging market corporates | Sector allocation to emerging market corporates contributed to relative performance, driven by supportive market technicals and attractive yields thoughout the year.
What detracted from performance?
Treasuries | Selection in treasuries, particularly in longer-maturity treasury bonds, detracted from relative performance due to an elevated rates environment.
High yield retailers | An overweight allocation in the high yield retailers sub-sector detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class Y)	3.58%	0.16%	2.70%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,313,439,274
Total number of portfolio holdings	1,888
Total advisory fees paid	$18,832,176
Portfolio turnover rate	531%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Uniform Mortgage-Backed Securities, TBA, 2.50%, 09/01/2055	4.65%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 09/01/2055	3.43%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.15%
U.S. Treasury Notes, 3.88%, 07/31/2030	3.04%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.43%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2055	2.02%
U.S. Treasury Bonds, 4.75%, 05/15/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 09/01/2055	1.65%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-Y
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class R5: CPIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R5)	$50	0.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and tightening credit spreads. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 3.57%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 3.14%.
What contributed to performance?
Investment grade corporates | Security selection in the financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities and enhanced downside protection for bondholders.
Emerging market corporates | Sector allocation to emerging market corporates contributed to relative performance, driven by supportive market technicals and attractive yields thoughout the year.
What detracted from performance?
Treasuries | Selection in treasuries, particularly in longer-maturity treasury bonds, detracted from relative performance due to an elevated rates environment.
High yield retailers | An overweight allocation in the high yield retailers sub-sector detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R5)	3.57%	0.16%	2.70%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,313,439,274
Total number of portfolio holdings	1,888
Total advisory fees paid	$18,832,176
Portfolio turnover rate	531%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Uniform Mortgage-Backed Securities, TBA, 2.50%, 09/01/2055	4.65%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 09/01/2055	3.43%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.15%
U.S. Treasury Notes, 3.88%, 07/31/2030	3.04%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.43%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2055	2.02%
U.S. Treasury Bonds, 4.75%, 05/15/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 09/01/2055	1.65%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-R5
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class R6: CPBFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R6)	$45	0.44%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and tightening credit spreads. Elevated yields continued to attract buyers and we believe stability in interest rates can be a positive factor further supporting demand for investment grade credit.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 3.63%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the “Benchmark") returned 3.14%.
What contributed to performance?
Investment grade corporates | Security selection in the financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities and enhanced downside protection for bondholders.
Emerging market corporates | Sector allocation to emerging market corporates contributed to relative performance, driven by supportive market technicals and attractive yields thoughout the year.
What detracted from performance?
Treasuries | Selection in treasuries, particularly in longer-maturity treasury bonds, detracted from relative performance due to an elevated rates environment.
High yield retailers | An overweight allocation in the high yield retailers sub-sector detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R6)	3.63%	0.21%	2.75%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,313,439,274
Total number of portfolio holdings	1,888
Total advisory fees paid	$18,832,176
Portfolio turnover rate	531%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Uniform Mortgage-Backed Securities, TBA, 2.50%, 09/01/2055	4.65%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2055	3.76%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 09/01/2055	3.43%
U.S. Treasury Notes, 4.25%, 08/15/2035	3.15%
U.S. Treasury Notes, 3.88%, 07/31/2030	3.04%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.43%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2055	2.02%
U.S. Treasury Bonds, 4.75%, 05/15/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2055	1.95%
Uniform Mortgage-Backed Securities, TBA, 4.00%, 09/01/2055	1.65%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-R6
Invesco Core Plus Bond Fund

Invesco Discovery Fund
Class A: OPOCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class A)	$109	1.03%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US small-cap growth equity markets were volatile but rebounded to end the fiscal year with solid gains.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 11.38%. For the same time period, the Russell 2000® Growth Index (the "Benchmark") returned 10.48%. The Fund outperformed its Benchmark mainly as a result of stock selection in the health care, information technology, and materials sectors. Weaker stock selection in the consumer staples and consumer discretionary sectors partially offset these results.
What contributed to performance?
Celestica, Inc. | Celestica is an electronics manufacturing services company providing supply chain solutions. The company has continued to win market share in the AI networking segment, especially from its largest customer, Google (not a fund holding).
Duolingo, Inc. | Duolingo is a language-learning website and mobile application. We believe a shift in product mix to its most premium product, Max, should provide a tailwind for ARPU (average revenue per user) in 2025. In our view, the intersection of gaming, education and subscription makes Duolingo a durable investment in this period of policy and economic uncertainty.
What detracted from performance?
TransMedics Group, Inc | TransMedics creates devices and systems to improve organ transplants. The stock declined as management reported revenue and earnings that reflected reduced transport volumes due to competitive pressures and some of its transportation capacity being out of service. The Fund exited its position during the fiscal year.
Sweetgreen, Inc | Sweetgreen is a leader in the fast casual category of made-to-order salads, bowls and protein plates. Comparable store sales have slowed year-to-date versus 2024 due to difficult weather in the first quarter as well as menu changes by which the company pivoted toward proteins and moved away from its traditional seasonal offerings, which appeared to be a favorite among loyal customers. The Fund exited its position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class A) —including sales charge	5.26%	6.86%	11.50%
Invesco Discovery Fund (Class A) —excluding sales charge	11.38%	8.08%	12.14%
Russell 2000® Growth Index	10.48%	7.07%	8.75%
Russell 2000® Index	8.17%	10.13%	8.88%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Discovery Fund (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,288,859,970
Total number of portfolio holdings	103
Total advisory fees paid	$28,812,728
Portfolio turnover rate	87%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
StepStone Group, Inc., Class A	2.23%
Encompass Health Corp.	2.14%
Carpenter Technology Corp.	2.05%
Curtiss-Wright Corp.	1.84%
SPX Technologies, Inc.	1.72%
Sterling Infrastructure, Inc.	1.71%
Ollie's Bargain Outlet Holdings, Inc.	1.71%
MACOM Technology Solutions Holdings, Inc.	1.69%
Crane Co.	1.67%
Evercore, Inc., Class A	1.67%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-A
Invesco Discovery Fund

Invesco Discovery Fund
Class C: ODICX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class C)	$188	1.79%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US small-cap growth equity markets were volatile but rebounded to end the fiscal year with solid gains.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 10.53%. For the same time period, the Russell 2000® Growth Index (the "Benchmark") returned 10.48%. The Fund outperformed its Benchmark mainly as a result of stock selection in the health care, information technology, and materials sectors. Weaker stock selection in the consumer staples and consumer discretionary sectors partially offset these results.
What contributed to performance?
Celestica, Inc. | Celestica is an electronics manufacturing services company providing supply chain solutions. The company has continued to win market share in the AI networking segment, especially from its largest customer, Google (not a fund holding).
Duolingo, Inc. | Duolingo is a language-learning website and mobile application. We believe a shift in product mix to its most premium product, Max, should provide a tailwind for ARPU (average revenue per user) in 2025. In our view, the intersection of gaming, education and subscription makes Duolingo a durable investment in this period of policy and economic uncertainty.
What detracted from performance?
TransMedics Group, Inc | TransMedics creates devices and systems to improve organ transplants. The stock declined as management reported revenue and earnings that reflected reduced transport volumes due to competitive pressures and some of its transportation capacity being out of service. The Fund exited its position during the fiscal year.
Sweetgreen, Inc | Sweetgreen is a leader in the fast casual category of made-to-order salads, bowls and protein plates. Comparable store sales have slowed year-to-date versus 2024 due to difficult weather in the first quarter as well as menu changes by which the company pivoted toward proteins and moved away from its traditional seasonal offerings, which appeared to be a favorite among loyal customers. The Fund exited its position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class C) —including sales charge	9.56%	7.26%	11.46%
Invesco Discovery Fund (Class C) —excluding sales charge	10.53%	7.26%	11.46%
Russell 2000® Growth Index	10.48%	7.07%	8.75%
Russell 2000® Index	8.17%	10.13%	8.88%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Discovery Fund (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,288,859,970
Total number of portfolio holdings	103
Total advisory fees paid	$28,812,728
Portfolio turnover rate	87%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
StepStone Group, Inc., Class A	2.23%
Encompass Health Corp.	2.14%
Carpenter Technology Corp.	2.05%
Curtiss-Wright Corp.	1.84%
SPX Technologies, Inc.	1.72%
Sterling Infrastructure, Inc.	1.71%
Ollie's Bargain Outlet Holdings, Inc.	1.71%
MACOM Technology Solutions Holdings, Inc.	1.69%
Crane Co.	1.67%
Evercore, Inc., Class A	1.67%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-C
Invesco Discovery Fund

Invesco Discovery Fund
Class R: ODINX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R)	$136	1.29%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US small-cap growth equity markets were volatile but rebounded to end the fiscal year with solid gains.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 11.09%. For the same time period, the Russell 2000® Growth Index (the "Benchmark") returned 10.48%. The Fund outperformed its Benchmark mainly as a result of stock selection in the health care, information technology, and materials sectors. Weaker stock selection in the consumer staples and consumer discretionary sectors partially offset these results.
What contributed to performance?
Celestica, Inc. | Celestica is an electronics manufacturing services company providing supply chain solutions. The company has continued to win market share in the AI networking segment, especially from its largest customer, Google (not a fund holding).
Duolingo, Inc. | Duolingo is a language-learning website and mobile application. We believe a shift in product mix to its most premium product, Max, should provide a tailwind for ARPU (average revenue per user) in 2025. In our view, the intersection of gaming, education and subscription makes Duolingo a durable investment in this period of policy and economic uncertainty.
What detracted from performance?
TransMedics Group, Inc | TransMedics creates devices and systems to improve organ transplants. The stock declined as management reported revenue and earnings that reflected reduced transport volumes due to competitive pressures and some of its transportation capacity being out of service. The Fund exited its position during the fiscal year.
Sweetgreen, Inc | Sweetgreen is a leader in the fast casual category of made-to-order salads, bowls and protein plates. Comparable store sales have slowed year-to-date versus 2024 due to difficult weather in the first quarter as well as menu changes by which the company pivoted toward proteins and moved away from its traditional seasonal offerings, which appeared to be a favorite among loyal customers. The Fund exited its position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R)	11.09%	7.80%	11.84%
Russell 2000® Growth Index	10.48%	7.07%	8.75%
Russell 2000® Index	8.17%	10.13%	8.88%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Discovery Fund (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,288,859,970
Total number of portfolio holdings	103
Total advisory fees paid	$28,812,728
Portfolio turnover rate	87%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
StepStone Group, Inc., Class A	2.23%
Encompass Health Corp.	2.14%
Carpenter Technology Corp.	2.05%
Curtiss-Wright Corp.	1.84%
SPX Technologies, Inc.	1.72%
Sterling Infrastructure, Inc.	1.71%
Ollie's Bargain Outlet Holdings, Inc.	1.71%
MACOM Technology Solutions Holdings, Inc.	1.69%
Crane Co.	1.67%
Evercore, Inc., Class A	1.67%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-R
Invesco Discovery Fund

Invesco Discovery Fund
Class Y: ODIYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class Y)	$84	0.79%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US small-cap growth equity markets were volatile but rebounded to end the fiscal year with solid gains.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 11.64%. For the same time period, the Russell 2000® Growth Index (the "Benchmark") returned 10.48%. The Fund outperformed its Benchmark mainly as a result of stock selection in the health care, information technology, and materials sectors. Weaker stock selection in the consumer staples and consumer discretionary sectors partially offset these results.
What contributed to performance?
Celestica, Inc. | Celestica is an electronics manufacturing services company providing supply chain solutions. The company has continued to win market share in the AI networking segment, especially from its largest customer, Google (not a fund holding).
Duolingo, Inc. | Duolingo is a language-learning website and mobile application. We believe a shift in product mix to its most premium product, Max, should provide a tailwind for ARPU (average revenue per user) in 2025. In our view, the intersection of gaming, education and subscription makes Duolingo a durable investment in this period of policy and economic uncertainty.
What detracted from performance?
TransMedics Group, Inc | TransMedics creates devices and systems to improve organ transplants. The stock declined as management reported revenue and earnings that reflected reduced transport volumes due to competitive pressures and some of its transportation capacity being out of service. The Fund exited its position during the fiscal year.
Sweetgreen, Inc | Sweetgreen is a leader in the fast casual category of made-to-order salads, bowls and protein plates. Comparable store sales have slowed year-to-date versus 2024 due to difficult weather in the first quarter as well as menu changes by which the company pivoted toward proteins and moved away from its traditional seasonal offerings, which appeared to be a favorite among loyal customers. The Fund exited its position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class Y)	11.64%	8.34%	12.40%
Russell 2000® Growth Index	10.48%	7.07%	8.75%
Russell 2000® Index	8.17%	10.13%	8.88%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Discovery Fund (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,288,859,970
Total number of portfolio holdings	103
Total advisory fees paid	$28,812,728
Portfolio turnover rate	87%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
StepStone Group, Inc., Class A	2.23%
Encompass Health Corp.	2.14%
Carpenter Technology Corp.	2.05%
Curtiss-Wright Corp.	1.84%
SPX Technologies, Inc.	1.72%
Sterling Infrastructure, Inc.	1.71%
Ollie's Bargain Outlet Holdings, Inc.	1.71%
MACOM Technology Solutions Holdings, Inc.	1.69%
Crane Co.	1.67%
Evercore, Inc., Class A	1.67%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-Y
Invesco Discovery Fund

Invesco Discovery Fund
Class R5: DIGGX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R5)	$76	0.72%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US small-cap growth equity markets were volatile but rebounded to end the fiscal year with solid gains.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 11.72%. For the same time period, the Russell 2000® Growth Index (the "Benchmark") returned 10.48%. The Fund outperformed its Benchmark mainly as a result of stock selection in the health care, information technology, and materials sectors. Weaker stock selection in the consumer staples and consumer discretionary sectors partially offset these results.
What contributed to performance?
Celestica, Inc. | Celestica is an electronics manufacturing services company providing supply chain solutions. The company has continued to win market share in the AI networking segment, especially from its largest customer, Google (not a fund holding).
Duolingo, Inc. | Duolingo is a language-learning website and mobile application. We believe a shift in product mix to its most premium product, Max, should provide a tailwind for ARPU (average revenue per user) in 2025. In our view, the intersection of gaming, education and subscription makes Duolingo a durable investment in this period of policy and economic uncertainty.
What detracted from performance?
TransMedics Group, Inc | TransMedics creates devices and systems to improve organ transplants. The stock declined as management reported revenue and earnings that reflected reduced transport volumes due to competitive pressures and some of its transportation capacity being out of service. The Fund exited its position during the fiscal year.
Sweetgreen, Inc | Sweetgreen is a leader in the fast casual category of made-to-order salads, bowls and protein plates. Comparable store sales have slowed year-to-date versus 2024 due to difficult weather in the first quarter as well as menu changes by which the company pivoted toward proteins and moved away from its traditional seasonal offerings, which appeared to be a favorite among loyal customers. The Fund exited its position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R5)	11.72%	8.42%	12.37%
Russell 2000® Growth Index	10.48%	7.07%	8.75%
Russell 2000® Index	8.17%	10.13%	8.88%
S&P 500® Index	15.88%	14.74%	14.60%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Discovery Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,288,859,970
Total number of portfolio holdings	103
Total advisory fees paid	$28,812,728
Portfolio turnover rate	87%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
StepStone Group, Inc., Class A	2.23%
Encompass Health Corp.	2.14%
Carpenter Technology Corp.	2.05%
Curtiss-Wright Corp.	1.84%
SPX Technologies, Inc.	1.72%
Sterling Infrastructure, Inc.	1.71%
Ollie's Bargain Outlet Holdings, Inc.	1.71%
MACOM Technology Solutions Holdings, Inc.	1.69%
Crane Co.	1.67%
Evercore, Inc., Class A	1.67%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-R5
Invesco Discovery Fund

Invesco Discovery Fund
Class R6: ODIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R6)	$69	0.65%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US small-cap growth equity markets were volatile but rebounded to end the fiscal year with solid gains.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 11.79%. For the same time period, the Russell 2000® Growth Index (the "Benchmark") returned 10.48%. The Fund outperformed its Benchmark mainly as a result of stock selection in the health care, information technology, and materials sectors. Weaker stock selection in the consumer staples and consumer discretionary sectors partially offset these results.
What contributed to performance?
Celestica, Inc. | Celestica is an electronics manufacturing services company providing supply chain solutions. The company has continued to win market share in the AI networking segment, especially from its largest customer, Google (not a fund holding).
Duolingo, Inc. | Duolingo is a language-learning website and mobile application. We believe a shift in product mix to its most premium product, Max, should provide a tailwind for ARPU (average revenue per user) in 2025. In our view, the intersection of gaming, education and subscription makes Duolingo a durable investment in this period of policy and economic uncertainty.
What detracted from performance?
TransMedics Group, Inc | TransMedics creates devices and systems to improve organ transplants. The stock declined as management reported revenue and earnings that reflected reduced transport volumes due to competitive pressures and some of its transportation capacity being out of service. The Fund exited its position during the fiscal year.
Sweetgreen, Inc | Sweetgreen is a leader in the fast casual category of made-to-order salads, bowls and protein plates. Comparable store sales have slowed year-to-date versus 2024 due to difficult weather in the first quarter as well as menu changes by which the company pivoted toward proteins and moved away from its traditional seasonal offerings, which appeared to be a favorite among loyal customers. The Fund exited its position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R6)	11.79%	8.48%	12.58%
Russell 2000® Growth Index	10.48%	7.07%	8.75%
Russell 2000® Index	8.17%	10.13%	8.88%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Discovery Fund (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$5,288,859,970
Total number of portfolio holdings	103
Total advisory fees paid	$28,812,728
Portfolio turnover rate	87%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
StepStone Group, Inc., Class A	2.23%
Encompass Health Corp.	2.14%
Carpenter Technology Corp.	2.05%
Curtiss-Wright Corp.	1.84%
SPX Technologies, Inc.	1.72%
Sterling Infrastructure, Inc.	1.71%
Ollie's Bargain Outlet Holdings, Inc.	1.71%
MACOM Technology Solutions Holdings, Inc.	1.69%
Crane Co.	1.67%
Evercore, Inc., Class A	1.67%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-R6
Invesco Discovery Fund

Invesco Discovery Large Cap Fund
Class A: OPTFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class A)	$101	0.93%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 18.12%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed its Benchmark mainly as a result of weaker stock selection in the information technology, financials, and consumer discretionary sectors. Strong stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Broadcom, Inc. | Broadcom continued its AI-driven momentum with strong custom chip sales and VMware integration, delivering record revenue and providing guidance that exceeded expectations.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP-1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with the drug store chain CVS. We believe the market is contending with overall GLP-1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The Fund exited its position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. Anticipated expenses from recent tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class A) —including sales charge	11.62%	11.18%	13.43%
Invesco Discovery Large Cap Fund (Class A) —excluding sales charge	18.12%	12.45%	14.08%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Capital Appreciation Fund (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,042,184,175
Total number of portfolio holdings	60
Total advisory fees paid	$32,360,586
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.98%
Microsoft Corp.	9.03%
Amazon.com, Inc.	6.05%
Meta Platforms, Inc., Class A	5.99%
Broadcom, Inc.	4.28%
Apple, Inc.	3.71%
Alphabet, Inc., Class C	3.53%
Netflix, Inc.	3.02%
Mastercard, Inc., Class A	2.22%
Boston Scientific Corp.	2.14%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-A
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class C: OTFCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class C)	$185	1.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 17.21%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed its Benchmark mainly as a result of weaker stock selection in the information technology, financials, and consumer discretionary sectors. Strong stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Broadcom, Inc. | Broadcom continued its AI-driven momentum with strong custom chip sales and VMware integration, delivering record revenue and providing guidance that exceeded expectations.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP-1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with the drug store chain CVS. We believe the market is contending with overall GLP-1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The Fund exited its position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. Anticipated expenses from recent tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class C) —including sales charge	16.21%	11.58%	13.38%
Invesco Discovery Large Cap Fund (Class C) —excluding sales charge	17.21%	11.58%	13.38%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Capital Appreciation Fund (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,042,184,175
Total number of portfolio holdings	60
Total advisory fees paid	$32,360,586
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.98%
Microsoft Corp.	9.03%
Amazon.com, Inc.	6.05%
Meta Platforms, Inc., Class A	5.99%
Broadcom, Inc.	4.28%
Apple, Inc.	3.71%
Alphabet, Inc., Class C	3.53%
Netflix, Inc.	3.02%
Mastercard, Inc., Class A	2.22%
Boston Scientific Corp.	2.14%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-C
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class R: OTCNX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class R)	$131	1.20%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 17.79%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed its Benchmark mainly as a result of weaker stock selection in the information technology, financials, and consumer discretionary sectors. Strong stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Broadcom, Inc. | Broadcom continued its AI-driven momentum with strong custom chip sales and VMware integration, delivering record revenue and providing guidance that exceeded expectations.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP-1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with the drug store chain CVS. We believe the market is contending with overall GLP-1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The Fund exited its position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. Anticipated expenses from recent tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class R)	17.79%	12.14%	13.77%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Capital Appreciation Fund (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,042,184,175
Total number of portfolio holdings	60
Total advisory fees paid	$32,360,586
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.98%
Microsoft Corp.	9.03%
Amazon.com, Inc.	6.05%
Meta Platforms, Inc., Class A	5.99%
Broadcom, Inc.	4.28%
Apple, Inc.	3.71%
Alphabet, Inc., Class C	3.53%
Netflix, Inc.	3.02%
Mastercard, Inc., Class A	2.22%
Boston Scientific Corp.	2.14%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-R
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class Y: OTCYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class Y)	$76	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 18.38%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed its Benchmark mainly as a result of weaker stock selection in the information technology, financials, and consumer discretionary sectors. Strong stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Broadcom, Inc. | Broadcom continued its AI-driven momentum with strong custom chip sales and VMware integration, delivering record revenue and providing guidance that exceeded expectations.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP-1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with the drug store chain CVS. We believe the market is contending with overall GLP-1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The Fund exited its position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. Anticipated expenses from recent tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class Y)	18.38%	12.70%	14.33%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Capital Appreciation Fund (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,042,184,175
Total number of portfolio holdings	60
Total advisory fees paid	$32,360,586
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.98%
Microsoft Corp.	9.03%
Amazon.com, Inc.	6.05%
Meta Platforms, Inc., Class A	5.99%
Broadcom, Inc.	4.28%
Apple, Inc.	3.71%
Alphabet, Inc., Class C	3.53%
Netflix, Inc.	3.02%
Mastercard, Inc., Class A	2.22%
Boston Scientific Corp.	2.14%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-Y
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class R5: CPTUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class R5)	$76	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 18.41%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed its Benchmark mainly as a result of weaker stock selection in the information technology, financials, and consumer discretionary sectors. Strong stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Broadcom, Inc. | Broadcom continued its AI-driven momentum with strong custom chip sales and VMware integration, delivering record revenue and providing guidance that exceeded expectations.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP-1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with the drug store chain CVS. We believe the market is contending with overall GLP-1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The Fund exited its position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. Anticipated expenses from recent tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class R5)	18.41%	12.73%	14.27%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Capital Appreciation Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,042,184,175
Total number of portfolio holdings	60
Total advisory fees paid	$32,360,586
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.98%
Microsoft Corp.	9.03%
Amazon.com, Inc.	6.05%
Meta Platforms, Inc., Class A	5.99%
Broadcom, Inc.	4.28%
Apple, Inc.	3.71%
Alphabet, Inc., Class C	3.53%
Netflix, Inc.	3.02%
Mastercard, Inc., Class A	2.22%
Boston Scientific Corp.	2.14%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-R5
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class R6: OPTIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class R6)	$69	0.63%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. large-cap growth equities posted robust gains, buoyed by continued enthusiasm for artificial intelligence (AI) and other secular growth themes, as well as a supportive macroeconomic backdrop marked by easing interest rates and resilient consumer spending.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 18.46%. For the same time period, the Russell 1000® Growth Index (the "Benchmark") returned 22.58%. The Fund underperformed its Benchmark mainly as a result of weaker stock selection in the information technology, financials, and consumer discretionary sectors. Strong stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs) with sustainable demand to support the proliferation of the AI industry. NVIDIA's most advanced GPU, the Blackwell B100, is already sold out until the end of 2025.
Broadcom, Inc. | Broadcom continued its AI-driven momentum with strong custom chip sales and VMware integration, delivering record revenue and providing guidance that exceeded expectations.
What detracted from performance?
Eli Lilly and Co. | Eli Lilly saw volatile stock performance as prices for its GLP-1 obesity drug came down due to competition. A competitor also signed an exclusive agreement with the drug store chain CVS. We believe the market is contending with overall GLP-1 sales that may not be as substantial as early indications unless pharma firms can resolve issues with muscle loss while taking the drugs. The Fund exited its position during the period.
Apple, Inc. | Apple postponed major AI features, including a significant Siri revamp, and has fallen behind in the AI race. Anticipated expenses from recent tariffs and overall economic uncertainty also have weighed heavily on the stock. The position was reduced during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class R6)	18.46%	12.79%	14.51%
Russell 1000® Growth Index	22.58%	15.25%	17.92%
S&P 500® Index	15.88%	14.74%	14.60%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Capital Appreciation Fund (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,042,184,175
Total number of portfolio holdings	60
Total advisory fees paid	$32,360,586
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.98%
Microsoft Corp.	9.03%
Amazon.com, Inc.	6.05%
Meta Platforms, Inc., Class A	5.99%
Broadcom, Inc.	4.28%
Apple, Inc.	3.71%
Alphabet, Inc., Class C	3.53%
Netflix, Inc.	3.02%
Mastercard, Inc., Class A	2.22%
Boston Scientific Corp.	2.14%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-R6
Invesco Discovery Large Cap Fund

Invesco Equally-Weighted S&P 500 Fund
Class A: VADAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class A)	$55	0.53%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its significant underweight allocation to information technology and communication services companies, which were among the best performers during the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 8.62%, which differed from the return of the Index, 9.16%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Industrials sector, followed by the financials sector.
Positions | Palantir Technologies, Inc., an information technology company, and GE Vernova, Inc., an industrials company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | Enphase Energy, Inc., an information technology company, and Moderna, Inc., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class A) —including sales charge	2.62%	11.26%	10.41%
Invesco Equally-Weighted S&P 500 Fund (Class A) —excluding sales charge	8.62%	12.52%	11.04%
S&P 500® Equal Weight Index	9.16%	13.14%	11.62%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,844,557,154
Total number of portfolio holdings	508
Total advisory fees paid	$7,155,784
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Arista Networks, Inc.	0.28%
Invesco Ltd.	0.27%
Wynn Resorts Ltd.	0.27%
Western Digital Corp.	0.27%
Generac Holdings, Inc.	0.27%
Newmont Corp.	0.26%
Las Vegas Sands Corp.	0.26%
C.H. Robinson Worldwide, Inc.	0.26%
Teradyne, Inc.	0.26%
Royal Caribbean Cruises Ltd.	0.26%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-A
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class C: VADCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class C)	$132	1.27%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its significant underweight allocation to information technology and communication services companies, which were among the best performers during the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 7.81%, which differed from the return of the Index, 9.16%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Industrials sector, followed by the financials sector.
Positions | Palantir Technologies, Inc., an information technology company, and GE Vernova, Inc., an industrials company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | Enphase Energy, Inc., an information technology company, and Moderna, Inc., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class C) —including sales charge	6.78%	11.69%	10.39%
Invesco Equally-Weighted S&P 500 Fund (Class C) —excluding sales charge	7.81%	11.69%	10.39%
S&P 500® Equal Weight Index	9.16%	13.14%	11.62%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,844,557,154
Total number of portfolio holdings	508
Total advisory fees paid	$7,155,784
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Arista Networks, Inc.	0.28%
Invesco Ltd.	0.27%
Wynn Resorts Ltd.	0.27%
Western Digital Corp.	0.27%
Generac Holdings, Inc.	0.27%
Newmont Corp.	0.26%
Las Vegas Sands Corp.	0.26%
C.H. Robinson Worldwide, Inc.	0.26%
Teradyne, Inc.	0.26%
Royal Caribbean Cruises Ltd.	0.26%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-C
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class R: VADRX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class R)	$81	0.78%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its significant underweight allocation to information technology and communication services companies, which were among the best performers during the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 8.34%, which differed from the return of the Index, 9.16%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Industrials sector, followed by the financials sector.
Positions | Palantir Technologies, Inc., an information technology company, and GE Vernova, Inc., an industrials company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | Enphase Energy, Inc., an information technology company, and Moderna, Inc., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class R)	8.34%	12.24%	10.76%
S&P 500® Equal Weight Index	9.16%	13.14%	11.62%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,844,557,154
Total number of portfolio holdings	508
Total advisory fees paid	$7,155,784
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Arista Networks, Inc.	0.28%
Invesco Ltd.	0.27%
Wynn Resorts Ltd.	0.27%
Western Digital Corp.	0.27%
Generac Holdings, Inc.	0.27%
Newmont Corp.	0.26%
Las Vegas Sands Corp.	0.26%
C.H. Robinson Worldwide, Inc.	0.26%
Teradyne, Inc.	0.26%
Royal Caribbean Cruises Ltd.	0.26%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-R
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class Y: VADDX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class Y)	$29	0.28%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its significant underweight allocation to information technology and communication services companies, which were among the best performers during the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 8.89%, which differed from the return of the Index, 9.16%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Industrials sector, followed by the financials sector.
Positions | Palantir Technologies, Inc., an information technology company, and GE Vernova, Inc., an industrials company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | Enphase Energy, Inc., an information technology company, and Moderna, Inc., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class Y)	8.89%	12.80%	11.31%
S&P 500® Equal Weight Index	9.16%	13.14%	11.62%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,844,557,154
Total number of portfolio holdings	508
Total advisory fees paid	$7,155,784
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Arista Networks, Inc.	0.28%
Invesco Ltd.	0.27%
Wynn Resorts Ltd.	0.27%
Western Digital Corp.	0.27%
Generac Holdings, Inc.	0.27%
Newmont Corp.	0.26%
Las Vegas Sands Corp.	0.26%
C.H. Robinson Worldwide, Inc.	0.26%
Teradyne, Inc.	0.26%
Royal Caribbean Cruises Ltd.	0.26%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-Y
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class R6: VADFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class R6)	$19	0.18%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its significant underweight allocation to information technology and communication services companies, which were among the best performers during the period.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 9.00%, which differed from the return of the Index, 9.16%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Industrials sector, followed by the financials sector.
Positions | Palantir Technologies, Inc., an information technology company, and GE Vernova, Inc., an industrials company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | Enphase Energy, Inc., an information technology company, and Moderna, Inc., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class R6)	9.00%	12.91%	11.44%
S&P 500® Equal Weight Index	9.16%	13.14%	11.62%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$6,844,557,154
Total number of portfolio holdings	508
Total advisory fees paid	$7,155,784
Portfolio turnover rate	25%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Arista Networks, Inc.	0.28%
Invesco Ltd.	0.27%
Wynn Resorts Ltd.	0.27%
Western Digital Corp.	0.27%
Generac Holdings, Inc.	0.27%
Newmont Corp.	0.26%
Las Vegas Sands Corp.	0.26%
C.H. Robinson Worldwide, Inc.	0.26%
Teradyne, Inc.	0.26%
Royal Caribbean Cruises Ltd.	0.26%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-R6
Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund
Class A: ACEIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class A)	$78	0.75%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 9.16%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund performed fairly consistent with the Benchmark for the period. From an equity perspective, drivers of relative Fund performance were mainly stock specific. Strong stock selection in the information technology sector was the largest contributor to relative performance for the period. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class A) —including sales charge	3.18%	9.28%	7.60%
Invesco Equity and Income Fund (Class A) —excluding sales charge	9.16%	10.51%	8.21%
Russell 1000® Value Index	9.33%	12.97%	10.22%
Bloomberg U.S. Government/Credit Index	3.00%	-0.83%	1.95%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$12,611,566,863
Total number of portfolio holdings	385
Total advisory fees paid	$43,173,566
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.88%, 07/31/2030	2.86%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.49%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.38%
Amazon.com, Inc.	1.78%
Microsoft Corp.	1.61%
Parker-Hannifin Corp.	1.47%
U.S. Treasury Notes, 4.00%, 07/31/2032	1.45%
Philip Morris International, Inc.	1.41%
Walt Disney Co. (The)	1.36%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-A
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class C: ACERX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class C)	$155	1.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 8.33%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund performed fairly consistent with the Benchmark for the period. From an equity perspective, drivers of relative Fund performance were mainly stock specific. Strong stock selection in the information technology sector was the largest contributor to relative performance for the period. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class C) —including sales charge	7.33%	9.68%	7.58%
Invesco Equity and Income Fund (Class C) —excluding sales charge	8.33%	9.68%	7.58%
Russell 1000® Value Index	9.33%	12.97%	10.22%
Bloomberg U.S. Government/Credit Index	3.00%	-0.83%	1.95%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$12,611,566,863
Total number of portfolio holdings	385
Total advisory fees paid	$43,173,566
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.88%, 07/31/2030	2.86%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.49%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.38%
Amazon.com, Inc.	1.78%
Microsoft Corp.	1.61%
Parker-Hannifin Corp.	1.47%
U.S. Treasury Notes, 4.00%, 07/31/2032	1.45%
Philip Morris International, Inc.	1.41%
Walt Disney Co. (The)	1.36%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-C
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class R: ACESX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R)	$104	1.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 8.82%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund performed fairly consistent with the Benchmark for the period. From an equity perspective, drivers of relative Fund performance were mainly stock specific. Strong stock selection in the information technology sector was the largest contributor to relative performance for the period. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R)	8.82%	10.23%	7.94%
Russell 1000® Value Index	9.33%	12.97%	10.22%
Bloomberg U.S. Government/Credit Index	3.00%	-0.83%	1.95%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$12,611,566,863
Total number of portfolio holdings	385
Total advisory fees paid	$43,173,566
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.88%, 07/31/2030	2.86%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.49%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.38%
Amazon.com, Inc.	1.78%
Microsoft Corp.	1.61%
Parker-Hannifin Corp.	1.47%
U.S. Treasury Notes, 4.00%, 07/31/2032	1.45%
Philip Morris International, Inc.	1.41%
Walt Disney Co. (The)	1.36%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-R
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class Y: ACETX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class Y)	$52	0.50%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 9.43%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund performed fairly consistent with the Benchmark for the period. From an equity perspective, drivers of relative Fund performance were mainly stock specific. Strong stock selection in the information technology sector was the largest contributor to relative performance for the period. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class Y)	9.43%	10.75%	8.48%
Russell 1000® Value Index	9.33%	12.97%	10.22%
Bloomberg U.S. Government/Credit Index	3.00%	-0.83%	1.95%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$12,611,566,863
Total number of portfolio holdings	385
Total advisory fees paid	$43,173,566
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.88%, 07/31/2030	2.86%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.49%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.38%
Amazon.com, Inc.	1.78%
Microsoft Corp.	1.61%
Parker-Hannifin Corp.	1.47%
U.S. Treasury Notes, 4.00%, 07/31/2032	1.45%
Philip Morris International, Inc.	1.41%
Walt Disney Co. (The)	1.36%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-Y
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class R5: ACEKX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R5)	$49	0.47%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 9.38%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund performed fairly consistent with the Benchmark for the period. From an equity perspective, drivers of relative Fund performance were mainly stock specific. Strong stock selection in the information technology sector was the largest contributor to relative performance for the period. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R5)	9.38%	10.82%	8.54%
Russell 1000® Value Index	9.33%	12.97%	10.22%
Bloomberg U.S. Government/Credit Index	3.00%	-0.83%	1.95%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$12,611,566,863
Total number of portfolio holdings	385
Total advisory fees paid	$43,173,566
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.88%, 07/31/2030	2.86%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.49%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.38%
Amazon.com, Inc.	1.78%
Microsoft Corp.	1.61%
Parker-Hannifin Corp.	1.47%
U.S. Treasury Notes, 4.00%, 07/31/2032	1.45%
Philip Morris International, Inc.	1.41%
Walt Disney Co. (The)	1.36%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-R5
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class R6: IEIFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R6)	$42	0.40%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 9.46%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund performed fairly consistent with the Benchmark for the period. From an equity perspective, drivers of relative Fund performance were mainly stock specific. Strong stock selection in the information technology sector was the largest contributor to relative performance for the period. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
Convertible securities and fixed income instruments | The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R6)	9.46%	10.90%	8.63%
Russell 1000® Value Index	9.33%	12.97%	10.22%
Bloomberg U.S. Government/Credit Index	3.00%	-0.83%	1.95%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$12,611,566,863
Total number of portfolio holdings	385
Total advisory fees paid	$43,173,566
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 3.88%, 07/31/2030	2.86%
U.S. Treasury Notes, 3.88%, 07/31/2027	2.49%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.38%
Amazon.com, Inc.	1.78%
Microsoft Corp.	1.61%
Parker-Hannifin Corp.	1.47%
U.S. Treasury Notes, 4.00%, 07/31/2032	1.45%
Philip Morris International, Inc.	1.41%
Walt Disney Co. (The)	1.36%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-R6
Invesco Equity and Income Fund

Invesco Floating Rate ESG Fund
Class A: AFRAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class A)	$118	1.14%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 6.33%. During the same period, the S&P UBS Leveraged Loan Index returned 7.36%.
What contributed to relative performance?
•  On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, transportation and consumer durables sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., Vue International Bidco plc and My Alarm Center LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the BB ratings category were the largest detractors, while on an industry basis, the healthcare, manufacturing and forest products/containers sectors were the largest detractors.
• On an individual issuer basis, Ascend Performance Materials Operations LLC, Robertshaw US Holding Corp. (not held at fiscal year-end) and NewLife Forest Restoration, LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class A) —including sales charge	3.56%	5.61%	4.27%
Invesco Floating Rate ESG Fund (Class A) —excluding sales charge	6.33%	6.16%	4.53%
S&P UBS Leveraged Loan Index	7.36%	6.93%	5.33%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,348,403,818
Total number of portfolio holdings	569
Total advisory fees paid	$15,009,555
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	1.06%
My Alarm Center LLC, Class A	0.95%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.95%
V Global Holdings LLC, Term Loan, 10.14%, 12/22/2027	0.90%
Monitronics International, Inc.	0.81%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.72%
First Student Bidco Inc., Term Loan B, 6.71%, 08/21/2030	0.68%
Proofpoint, Inc., Term Loan B, 7.32%, 08/31/2028	0.68%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.68%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.67%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.6%
BB+	2.1%
BB	4.8%
BB-	9.9%
B+	13.9%
B	26.8%
B-	17.7%
CCC+	5.0%
CCC	3.3%
CCC-	0.8%
CC	0.3%
C	0.1%
D	1.5%
Non-Rated	8.0%
Equity	5.2%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-A
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class C: AFRCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class C)	$169	1.64%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
•  For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 5.79%. During the same period, the S&P UBS Leveraged Loan Index returned 7.36%.
What contributed to relative performance?
•  On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, transportation and consumer durables sectors were the largest contributors.
•  On an individual issuer basis, Monitronics International, Inc., Vue International Bidco plc and My Alarm Center LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the BB ratings category were the largest detractors, while on an industry basis, the healthcare, manufacturing and forest products/containers sectors were the largest detractors.
• On an individual issuer basis, Ascend Performance Materials Operations LLC, Robertshaw US Holding Corp. (not held at fiscal year-end) and NewLife Forest Restoration, LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class C) —including sales charge	4.65%	5.62%	4.12%
Invesco Floating Rate ESG Fund (Class C) —excluding sales charge	5.79%	5.62%	4.12%
S&P UBS Leveraged Loan Index	7.36%	6.93%	5.33%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,348,403,818
Total number of portfolio holdings	569
Total advisory fees paid	$15,009,555
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	1.06%
My Alarm Center LLC, Class A	0.95%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.95%
V Global Holdings LLC, Term Loan, 10.14%, 12/22/2027	0.90%
Monitronics International, Inc.	0.81%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.72%
First Student Bidco Inc., Term Loan B, 6.71%, 08/21/2030	0.68%
Proofpoint, Inc., Term Loan B, 7.32%, 08/31/2028	0.68%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.68%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.67%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.6%
BB+	2.1%
BB	4.8%
BB-	9.9%
B+	13.9%
B	26.8%
B-	17.7%
CCC+	5.0%
CCC	3.3%
CCC-	0.8%
CC	0.3%
C	0.1%
D	1.5%
Non-Rated	8.0%
Equity	5.2%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-C
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class R: AFRRX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R)	$143	1.39%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
•   For the fiscal year ended August 31, 2025, Class R shares of the Fund, returned 6.07%. During the same period, the S&P UBS Leveraged Loan Index returned 7.36%.
What contributed to relative performance?
•  On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, transportation and consumer durables sectors were the largest contributors.
•  On an individual issuer basis, Monitronics International, Inc., Vue International Bidco plc and My Alarm Center LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the BB ratings category were the largest detractors, while on an industry basis, the healthcare, manufacturing and forest products/containers sectors were the largest detractors.
• On an individual issuer basis, Ascend Performance Materials Operations LLC, Robertshaw US Holding Corp. (not held at fiscal year-end) and NewLife Forest Restoration, LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R)	6.07%	5.89%	4.29%
S&P UBS Leveraged Loan Index	7.36%	6.93%	5.33%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,348,403,818
Total number of portfolio holdings	569
Total advisory fees paid	$15,009,555
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	1.06%
My Alarm Center LLC, Class A	0.95%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.95%
V Global Holdings LLC, Term Loan, 10.14%, 12/22/2027	0.90%
Monitronics International, Inc.	0.81%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.72%
First Student Bidco Inc., Term Loan B, 6.71%, 08/21/2030	0.68%
Proofpoint, Inc., Term Loan B, 7.32%, 08/31/2028	0.68%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.68%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.67%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.6%
BB+	2.1%
BB	4.8%
BB-	9.9%
B+	13.9%
B	26.8%
B-	17.7%
CCC+	5.0%
CCC	3.3%
CCC-	0.8%
CC	0.3%
C	0.1%
D	1.5%
Non-Rated	8.0%
Equity	5.2%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-R
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class Y: AFRYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class Y)	$92	0.89%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund, returned 6.59%. During the same period, the S&P UBS Leveraged Loan Index returned 7.36%.
What contributed to relative performance?
•  On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, transportation and consumer durables sectors were the largest contributors.
•  On an individual issuer basis, Monitronics International, Inc., Vue International Bidco plc and My Alarm Center LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the BB ratings category were the largest detractors, while on an industry basis, the healthcare, manufacturing and forest products/containers sectors were the largest detractors.
• On an individual issuer basis, Ascend Performance Materials Operations LLC, Robertshaw US Holding Corp. (not held at fiscal year-end) and NewLife Forest Restoration, LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class Y)	6.59%	6.42%	4.80%
S&P UBS Leveraged Loan Index	7.36%	6.93%	5.33%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,348,403,818
Total number of portfolio holdings	569
Total advisory fees paid	$15,009,555
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	1.06%
My Alarm Center LLC, Class A	0.95%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.95%
V Global Holdings LLC, Term Loan, 10.14%, 12/22/2027	0.90%
Monitronics International, Inc.	0.81%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.72%
First Student Bidco Inc., Term Loan B, 6.71%, 08/21/2030	0.68%
Proofpoint, Inc., Term Loan B, 7.32%, 08/31/2028	0.68%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.68%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.67%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.6%
BB+	2.1%
BB	4.8%
BB-	9.9%
B+	13.9%
B	26.8%
B-	17.7%
CCC+	5.0%
CCC	3.3%
CCC-	0.8%
CC	0.3%
C	0.1%
D	1.5%
Non-Rated	8.0%
Equity	5.2%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-Y
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class R5: AFRIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R5)	$91	0.88%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund, returned 6.61%. During the same period, the S&P UBS Leveraged Loan Index returned 7.36%.
What contributed to relative performance?
•  On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, transportation and consumer durables sectors were the largest contributors.
•  On an individual issuer basis, Monitronics International, Inc., Vue International Bidco plc and My Alarm Center LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the BB ratings category were the largest detractors, while on an industry basis, the healthcare, manufacturing and forest products/containers sectors were the largest detractors.
• On an individual issuer basis, Ascend Performance Materials Operations LLC, Robertshaw US Holding Corp. (not held at fiscal year-end) and NewLife Forest Restoration, LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R5)	6.61%	6.41%	4.81%
S&P UBS Leveraged Loan Index	7.36%	6.93%	5.33%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,348,403,818
Total number of portfolio holdings	569
Total advisory fees paid	$15,009,555
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	1.06%
My Alarm Center LLC, Class A	0.95%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.95%
V Global Holdings LLC, Term Loan, 10.14%, 12/22/2027	0.90%
Monitronics International, Inc.	0.81%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.72%
First Student Bidco Inc., Term Loan B, 6.71%, 08/21/2030	0.68%
Proofpoint, Inc., Term Loan B, 7.32%, 08/31/2028	0.68%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.68%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.67%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.6%
BB+	2.1%
BB	4.8%
BB-	9.9%
B+	13.9%
B	26.8%
B-	17.7%
CCC+	5.0%
CCC	3.3%
CCC-	0.8%
CC	0.3%
C	0.1%
D	1.5%
Non-Rated	8.0%
Equity	5.2%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-R5
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class R6: AFRFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R6)	$84	0.81%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
•  For the fiscal year ended August 31, 2025, Class R6 shares of the Fund, returned 6.67%. During the same period, the S&P UBS Leveraged Loan Index returned 7.36%.
What contributed to relative performance?
•  On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, transportation and consumer durables sectors were the largest contributors.
•  On an individual issuer basis, Monitronics International, Inc., Vue International Bidco plc and My Alarm Center LLC were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the BB ratings category were the largest detractors, while on an industry basis, the healthcare, manufacturing and forest products/containers sectors were the largest detractors.
• On an individual issuer basis, Ascend Performance Materials Operations LLC, Robertshaw US Holding Corp. (not held at fiscal year-end) and NewLife Forest Restoration, LLC were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R6)	6.67%	6.47%	4.87%
S&P UBS Leveraged Loan Index	7.36%	6.93%	5.33%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,348,403,818
Total number of portfolio holdings	569
Total advisory fees paid	$15,009,555
Portfolio turnover rate	51%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	1.06%
My Alarm Center LLC, Class A	0.95%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.95%
V Global Holdings LLC, Term Loan, 10.14%, 12/22/2027	0.90%
Monitronics International, Inc.	0.81%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.72%
First Student Bidco Inc., Term Loan B, 6.71%, 08/21/2030	0.68%
Proofpoint, Inc., Term Loan B, 7.32%, 08/31/2028	0.68%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.68%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.67%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.6%
BB+	2.1%
BB	4.8%
BB-	9.9%
B+	13.9%
B	26.8%
B-	17.7%
CCC+	5.0%
CCC	3.3%
CCC-	0.8%
CC	0.3%
C	0.1%
D	1.5%
Non-Rated	8.0%
Equity	5.2%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-R6
Invesco Floating Rate ESG Fund

Invesco Global Real Estate Income Fund
Class A: ASRAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class A)	$126	1.26%
How Did The Fund Perform During The Period?
• The global real estate market was shaped by a volatile macro environment, driven by political uncertainty, shifting interest rate expectations, and mixed economic signals during the fiscal year ended August 31, 2025. Tariff announcements and policy shifts under the new US presidential administration added further uncertainty, contributing to market volatility.
• During the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned -0.50%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) (the "Benchmark") returned 1.78%. The Fund underperformed the Benchmark primarily due to sector allocation during a period of extreme sector return variability. These results were partially offset by stock selection among Data Center REITs and Lodging/Resort REITs as well as an underweight exposure to Residential REITs and to Self Storage REITs.
What contributed to performance?
Data Center REITs | The Fund's allocation to Data Center REITs was one of the top contributors to absolute returns. Data Center demand continues to benefit from artificial intelligence adoption, cloud computing and mobile data usage.
What detracted from performance?
Industrial REITs | The Fund's Industrial REITs exposure was one of the largest detractors from absolute returns. Fund holding Rexford Industrial's regional exposure to Southern California was disproportionately affected by tariffs given regional demand is tied to port activity and international trade. The Fund has exited its position in Rexford. The sector has also been weighed down by elevated operating costs from higher interest rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class A) —including sales charge	-5.94%	2.20%	2.74%
Invesco Global Real Estate Income Fund (Class A) —excluding sales charge	-0.50%	3.36%	3.32%
FTSE EPRA/NAREIT Developed Index (Net)	1.78%	4.66%	3.78%
MSCI World IndexSM (Net)	15.68%	12.89%	11.65%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$414,806,991
Total number of portfolio holdings	108
Total advisory fees paid	$3,328,532
Portfolio turnover rate	105%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Welltower, Inc.	6.53%
Prologis, Inc.	5.06%
Digital Realty Trust, Inc.	3.93%
Equinix, Inc.	3.51%
Simon Property Group, Inc.	2.97%
AvalonBay Communities, Inc.	2.82%
Iron Mountain, Inc.	2.79%
Goodman Group	2.69%
First Industrial Realty Trust, Inc.	2.31%
Equity Residential	2.15%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-A
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class C: ASRCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class C)	$200	2.01%
How Did The Fund Perform During The Period?
• The global real estate market was shaped by a volatile macro environment, driven by political uncertainty, shifting interest rate expectations, and mixed economic signals during the fiscal year ended August 31, 2025. Tariff announcements and policy shifts under the new US presidential administration added further uncertainty, contributing to market volatility.
• During the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned -1.15%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) (the "Benchmark") returned 1.78%. The Fund underperformed the Benchmark primarily due to sector allocation during a period of extreme sector return variability. These results were partially offset by stock selection among Data Center REITs and Lodging/Resort REITs as well as an underweight exposure to Residential REITs and to Self Storage REITs.
What contributed to performance?
Data Center REITs | The Fund's allocation to Data Center REITs was one of the top contributors to absolute returns. Data Center demand continues to benefit from artificial intelligence adoption, cloud computing and mobile data usage.
What detracted from performance?
Industrial REITs | The Fund's Industrial REITs exposure was one of the largest detractors from absolute returns. Fund holding Rexford Industrial's regional exposure to Southern California was disproportionately affected by tariffs given regional demand is tied to port activity and international trade. The Fund has exited its position in Rexford. The sector has also been weighed down by elevated operating costs from higher interest rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class C) —including sales charge	-2.11%	2.61%	2.70%
Invesco Global Real Estate Income Fund (Class C) —excluding sales charge	-1.15%	2.61%	2.70%
FTSE EPRA/NAREIT Developed Index (Net)	1.78%	4.66%	3.78%
MSCI World IndexSM (Net)	15.68%	12.89%	11.65%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$414,806,991
Total number of portfolio holdings	108
Total advisory fees paid	$3,328,532
Portfolio turnover rate	105%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Welltower, Inc.	6.53%
Prologis, Inc.	5.06%
Digital Realty Trust, Inc.	3.93%
Equinix, Inc.	3.51%
Simon Property Group, Inc.	2.97%
AvalonBay Communities, Inc.	2.82%
Iron Mountain, Inc.	2.79%
Goodman Group	2.69%
First Industrial Realty Trust, Inc.	2.31%
Equity Residential	2.15%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-C
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class Y: ASRYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class Y)	$101	1.01%
How Did The Fund Perform During The Period?
• The global real estate market was shaped by a volatile macro environment, driven by political uncertainty, shifting interest rate expectations, and mixed economic signals during the fiscal year ended August 31, 2025. Tariff announcements and policy shifts under the new US presidential administration added further uncertainty, contributing to market volatility.
• During the fiscal year ended August 31, 2025, Class Y shares of the Fund, returned -0.15%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) (the "Benchmark") returned 1.78%. The Fund underperformed the Benchmark primarily due to sector allocation during a period of extreme sector return variability. These results were partially offset by stock selection among Data Center REITs and Lodging/Resort REITs as well as an underweight exposure to Residential REITs and to Self Storage REITs.
What contributed to performance?
Data Center REITs | The Fund's allocation to Data Center REITs was one of the top contributors to absolute returns. Data Center demand continues to benefit from artificial intelligence adoption, cloud computing and mobile data usage.
What detracted from performance?
Industrial REITs | The Fund's Industrial REITs exposure was one of the largest detractors from absolute returns. Fund holding Rexford Industrial's regional exposure to Southern California was disproportionately affected by tariffs given regional demand is tied to port activity and international trade. The Fund has exited its position in Rexford. The sector has also been weighed down by elevated operating costs from higher interest rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class Y)	-0.15%	3.65%	3.58%
FTSE EPRA/NAREIT Developed Index (Net)	1.78%	4.66%	3.78%
MSCI World IndexSM (Net)	15.68%	12.89%	11.65%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$414,806,991
Total number of portfolio holdings	108
Total advisory fees paid	$3,328,532
Portfolio turnover rate	105%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Welltower, Inc.	6.53%
Prologis, Inc.	5.06%
Digital Realty Trust, Inc.	3.93%
Equinix, Inc.	3.51%
Simon Property Group, Inc.	2.97%
AvalonBay Communities, Inc.	2.82%
Iron Mountain, Inc.	2.79%
Goodman Group	2.69%
First Industrial Realty Trust, Inc.	2.31%
Equity Residential	2.15%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-Y
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class R5: ASRIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R5)	$91	0.91%
How Did The Fund Perform During The Period?
• The global real estate market was shaped by a volatile macro environment, driven by political uncertainty, shifting interest rate expectations, and mixed economic signals during the fiscal year ended August 31, 2025. Tariff announcements and policy shifts under the new US presidential administration added further uncertainty, contributing to market volatility.
• During the fiscal year ended August 31, 2025, Class R5 shares of the Fund, returned -0.10%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) (the "Benchmark") returned 1.78%. The Fund underperformed the Benchmark primarily due to sector allocation during a period of extreme sector return variability. These results were partially offset by stock selection among Data Center REITs and Lodging/Resort REITs as well as an underweight exposure to Residential REITs and to Self Storage REITs.
What contributed to performance?
Data Center REITs | The Fund's allocation to Data Center REITs was one of the top contributors to absolute returns. Data Center demand continues to benefit from artificial intelligence adoption, cloud computing and mobile data usage.
What detracted from performance?
Industrial REITs | The Fund's Industrial REITs exposure was one of the largest detractors from absolute returns. Fund holding Rexford Industrial's regional exposure to Southern California was disproportionately affected by tariffs given regional demand is tied to port activity and international trade. The Fund has exited its position in Rexford. The sector has also been weighed down by elevated operating costs from higher interest rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R5)	-0.10%	3.70%	3.65%
FTSE EPRA/NAREIT Developed Index (Net)	1.78%	4.66%	3.78%
MSCI World IndexSM (Net)	15.68%	12.89%	11.65%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$414,806,991
Total number of portfolio holdings	108
Total advisory fees paid	$3,328,532
Portfolio turnover rate	105%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Welltower, Inc.	6.53%
Prologis, Inc.	5.06%
Digital Realty Trust, Inc.	3.93%
Equinix, Inc.	3.51%
Simon Property Group, Inc.	2.97%
AvalonBay Communities, Inc.	2.82%
Iron Mountain, Inc.	2.79%
Goodman Group	2.69%
First Industrial Realty Trust, Inc.	2.31%
Equity Residential	2.15%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-R5
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class R6: ASRFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R6)	$84	0.84%
How Did The Fund Perform During The Period?
• The global real estate market was shaped by a volatile macro environment, driven by political uncertainty, shifting interest rate expectations, and mixed economic signals during the fiscal year ended August 31, 2025. Tariff announcements and policy shifts under the new US presidential administration added further uncertainty, contributing to market volatility.
• During the fiscal year ended August 31, 2025, Class R6 shares of the Fund, returned -0.14%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) (the "Benchmark") returned 1.78%. The Fund underperformed the Benchmark primarily due to sector allocation during a period of extreme sector return variability. These results were partially offset by stock selection among Data Center REITs and Lodging/Resort REITs as well as an underweight exposure to Residential REITs and to Self Storage REITs.
What contributed to performance?
Data Center REITs | The Fund's allocation to Data Center REITs was one of the top contributors to absolute returns. Data Center demand continues to benefit from artificial intelligence adoption, cloud computing and mobile data usage.
What detracted from performance?
Industrial REITs | The Fund's Industrial REITs exposure was one of the largest detractors from absolute returns. Fund holding Rexford Industrial's regional exposure to Southern California was disproportionately affected by tariffs given regional demand is tied to port activity and international trade. The Fund has exited its position in Rexford. The sector has also been weighed down by elevated operating costs from higher interest rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R6)	-0.14%	3.80%	3.75%
FTSE EPRA/NAREIT Developed Index (Net)	1.78%	4.66%	3.78%
MSCI World IndexSM (Net)	15.68%	12.89%	11.65%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$414,806,991
Total number of portfolio holdings	108
Total advisory fees paid	$3,328,532
Portfolio turnover rate	105%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Welltower, Inc.	6.53%
Prologis, Inc.	5.06%
Digital Realty Trust, Inc.	3.93%
Equinix, Inc.	3.51%
Simon Property Group, Inc.	2.97%
AvalonBay Communities, Inc.	2.82%
Iron Mountain, Inc.	2.79%
Goodman Group	2.69%
First Industrial Realty Trust, Inc.	2.31%
Equity Residential	2.15%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-R6
Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund
Class A: ACGIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class A)	$82	0.78%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 11.11%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund outperformed the Benchmark primarily due to strong stock selection in the information technology sector. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in industrials was the largest detractor from the Fund's relative return. Stock selection in the healthcare sector and an overweight exposure in the energy sector also detracted from relative returns.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns.
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. The Fund exited the position during the period.
Elevance Health, Inc. | The company faced rising medical costs due to increased utilization, particularly among ACA and Medicaid members. At the same time, the company has seen a decline in membership, largely driven by Medicaid redeterminations following the end of pandemic-era eligibility expansions. These pressures have weighed on earnings and contributed to a significant drop in its stock price.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class A) —including sales charge	5.00%	14.20%	9.56%
Invesco Growth and Income Fund (Class A) —excluding sales charge	11.11%	15.50%	10.18%
Russell 1000® Value Index	9.33%	12.97%	10.22%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$4,177,223,857
Total number of portfolio holdings	94
Total advisory fees paid	$14,570,383
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.64%
Bank of America Corp.	3.54%
Amazon.com, Inc.	2.63%
Microsoft Corp.	2.37%
Parker-Hannifin Corp.	2.19%
Philip Morris International, Inc.	2.13%
Johnson & Johnson	2.06%
Charles Schwab Corp. (The)	2.03%
Walt Disney Co. (The)	2.01%
Citizens Financial Group, Inc.	1.89%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-A
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class C: ACGKX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class C)	$160	1.52%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 10.33%. For the same time period, the Russell 1000® Value Index (the "Benchmark”) returned 9.33%. The Fund outperformed the Benchmark primarily due to strong stock selection in the information technology sector. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in industrials was the largest detractor from the Fund's relative return. Stock selection in the healthcare sector and an overweight exposure in the energy sector also detracted from relative returns.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns.
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. The Fund exited the position during the period.
Elevance Health, Inc. | The company faced rising medical costs due to increased utilization, particularly among ACA and Medicaid members. At the same time, the company has seen a decline in membership, largely driven by Medicaid redeterminations following the end of pandemic-era eligibility expansions. These pressures have weighed on earnings and contributed to a significant drop in its stock price.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class C) —including sales charge	9.33%	14.66%	9.55%
Invesco Growth and Income Fund (Class C) —excluding sales charge	10.33%	14.66%	9.55%
Russell 1000® Value Index	9.33%	12.97%	10.22%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$4,177,223,857
Total number of portfolio holdings	94
Total advisory fees paid	$14,570,383
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.64%
Bank of America Corp.	3.54%
Amazon.com, Inc.	2.63%
Microsoft Corp.	2.37%
Parker-Hannifin Corp.	2.19%
Philip Morris International, Inc.	2.13%
Johnson & Johnson	2.06%
Charles Schwab Corp. (The)	2.03%
Walt Disney Co. (The)	2.01%
Citizens Financial Group, Inc.	1.89%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-C
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class R: ACGLX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R)	$109	1.03%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 10.85%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund outperformed the Benchmark primarily due to strong stock selection in the information technology sector. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in industrials was the largest detractor from the Fund's relative return. Stock selection in the healthcare sector and an overweight exposure in the energy sector also detracted from relative returns.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns.
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. The Fund exited the position during the period.
Elevance Health, Inc. | The company faced rising medical costs due to increased utilization, particularly among ACA and Medicaid members. At the same time, the company has seen a decline in membership, largely driven by Medicaid redeterminations following the end of pandemic-era eligibility expansions. These pressures have weighed on earnings and contributed to a significant drop in its stock price.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R)	10.85%	15.20%	9.91%
Russell 1000® Value Index	9.33%	12.97%	10.22%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$4,177,223,857
Total number of portfolio holdings	94
Total advisory fees paid	$14,570,383
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.64%
Bank of America Corp.	3.54%
Amazon.com, Inc.	2.63%
Microsoft Corp.	2.37%
Parker-Hannifin Corp.	2.19%
Philip Morris International, Inc.	2.13%
Johnson & Johnson	2.06%
Charles Schwab Corp. (The)	2.03%
Walt Disney Co. (The)	2.01%
Citizens Financial Group, Inc.	1.89%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-R
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class Y: ACGMX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class Y)	$56	0.53%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 11.38%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund outperformed the Benchmark primarily due to strong stock selection in the information technology sector. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in industrials was the largest detractor from the Fund's relative return. Stock selection in the healthcare sector and an overweight exposure in the energy sector also detracted from relative returns.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns.
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. The Fund exited the position during the period.
Elevance Health, Inc. | The company faced rising medical costs due to increased utilization, particularly among ACA and Medicaid members. At the same time, the company has seen a decline in membership, largely driven by Medicaid redeterminations following the end of pandemic-era eligibility expansions. These pressures have weighed on earnings and contributed to a significant drop in its stock price.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class Y)	11.38%	15.78%	10.46%
Russell 1000® Value Index	9.33%	12.97%	10.22%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$4,177,223,857
Total number of portfolio holdings	94
Total advisory fees paid	$14,570,383
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.64%
Bank of America Corp.	3.54%
Amazon.com, Inc.	2.63%
Microsoft Corp.	2.37%
Parker-Hannifin Corp.	2.19%
Philip Morris International, Inc.	2.13%
Johnson & Johnson	2.06%
Charles Schwab Corp. (The)	2.03%
Walt Disney Co. (The)	2.01%
Citizens Financial Group, Inc.	1.89%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-Y
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class R5: ACGQX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R5)	$52	0.49%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 11.46%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund outperformed the Benchmark primarily due to strong stock selection in the information technology sector. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in industrials was the largest detractor from the Fund's relative return. Stock selection in the healthcare sector and an overweight exposure in the energy sector also detracted from relative returns.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns.
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. The Fund exited the position during the period.
Elevance Health, Inc. | The company faced rising medical costs due to increased utilization, particularly among ACA and Medicaid members. At the same time, the company has seen a decline in membership, largely driven by Medicaid redeterminations following the end of pandemic-era eligibility expansions. These pressures have weighed on earnings and contributed to a significant drop in its stock price.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R5)	11.46%	15.84%	10.53%
Russell 1000® Value Index	9.33%	12.97%	10.22%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$4,177,223,857
Total number of portfolio holdings	94
Total advisory fees paid	$14,570,383
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.64%
Bank of America Corp.	3.54%
Amazon.com, Inc.	2.63%
Microsoft Corp.	2.37%
Parker-Hannifin Corp.	2.19%
Philip Morris International, Inc.	2.13%
Johnson & Johnson	2.06%
Charles Schwab Corp. (The)	2.03%
Walt Disney Co. (The)	2.01%
Citizens Financial Group, Inc.	1.89%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-R5
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class R6: GIFFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R6)	$44	0.42%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, U.S. equity indices posted strong returns, even amid uncertainty due to tariff policy and weakening employment and other economic data. Continued enthusiasm for artificial intelligence related investment themes led to concentrated market leadership in the large cap technology space during the period.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 11.53%. For the same time period, the Russell 1000® Value Index (the "Benchmark") returned 9.33%. The Fund outperformed the Benchmark primarily due to strong stock selection in the information technology sector. Stock selection and an underweight exposure in the real estate sector also aided relative performance. Conversely, stock selection in industrials was the largest detractor from the Fund's relative return. Stock selection in the healthcare sector and an overweight exposure in the energy sector also detracted from relative returns.
What contributed to performance?
Wells Fargo & Co. | The bank reported better than expected earnings and non-interest income remained strong, despite ongoing regulatory constraints. The stock also performed well amid optimism that lower interest rates would boost loan growth.
Johnson Controls International PLC | The multinational conglomerate company's stock rose over the past year, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
Bank of America Corp. | The bank's stock performance was driven by higher net interest income from higher rates, improved profitability, and strong capital returns, supported by resilient consumer and wealth management businesses.
What detracted from performance?
UnitedHealth Group, Inc. | The health insurer reported weaker earnings, driven by unexpectedly high Medicare Advantage utilization and a less favorable member mix that strained margins. The July passage of the “One Big Beautiful Bill Act,” which threatens up to $1 trillion in Medicaid cuts, added further pressure to the stock amid growing regulatory and reimbursement concerns.
Centene Corp. | The healthcare company's stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. The Fund exited the position during the period.
Elevance Health, Inc. | The company faced rising medical costs due to increased utilization, particularly among ACA and Medicaid members. At the same time, the company has seen a decline in membership, largely driven by Medicaid redeterminations following the end of pandemic-era eligibility expansions. These pressures have weighed on earnings and contributed to a significant drop in its stock price.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R6)	11.53%	15.92%	10.63%
Russell 1000® Value Index	9.33%	12.97%	10.22%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$4,177,223,857
Total number of portfolio holdings	94
Total advisory fees paid	$14,570,383
Portfolio turnover rate	26%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
Wells Fargo & Co.	3.64%
Bank of America Corp.	3.54%
Amazon.com, Inc.	2.63%
Microsoft Corp.	2.37%
Parker-Hannifin Corp.	2.19%
Philip Morris International, Inc.	2.13%
Johnson & Johnson	2.06%
Charles Schwab Corp. (The)	2.03%
Walt Disney Co. (The)	2.01%
Citizens Financial Group, Inc.	1.89%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-R6
Invesco Growth and Income Fund

Invesco Income Advantage U.S. Fund
Class A: SCAUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class A)	$116	1.08%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 13.93%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class A) —including sales charge	7.65%	9.41%	6.77%
Invesco Income Advantage U.S. Fund (Class A) —excluding sales charge	13.93%	10.66%	7.38%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-A
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class C: SCCUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class C)	$195	1.83%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 13.12%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class C) —including sales charge	12.12%	9.84%	6.73%
Invesco Income Advantage U.S. Fund (Class C) —excluding sales charge	13.12%	9.84%	6.73%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-C
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class R: SCRUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R)	$142	1.33%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund, returned 13.69%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R)	13.69%	10.38%	7.12%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-R
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class Y: SCAYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class Y)	$89	0.83%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund, returned 14.18%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class Y)	14.18%	10.92%	7.64%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-Y
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Investor Class: SCNUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Investor Class)	$116	1.08%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Investor Class shares of the Fund, returned 14.00%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Investor Class)	14.00%	10.66%	7.39%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-INV
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class R5: SCIUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R5)	$87	0.81%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund, returned 14.35%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R5)	14.35%	11.02%	7.78%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-R5
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class R6: SLESX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R6)	$79	0.74%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, US large-cap equities benefited from investment themes centered on artificial intelligence innovation, easing monetary policy from the Federal Reserve, and resilient economic growth that supported strong corporate earnings.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund, returned 14.39%. For the same time period, the S&P 500® Index (the "Benchmark") returned 15.88%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth over the prior 12 months and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs) helped mitigate heightened market volatility, particularly in early 2025 amid uncertainty surrounding US trade policies ahead of President Trump's April "Liberation Day" tariff announcement. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to coupon income received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs increased the Fund's yield during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R6)	14.39%	11.03%	7.72%
S&P 500® Index	15.88%	14.74%	14.60%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$199,061,167
Total number of portfolio holdings	368
Total advisory fees paid	$1,102,361
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	5.44%
Microsoft Corp.	5.10%
Apple, Inc.	4.76%
Alphabet, Inc., Class A	3.25%
Amazon.com, Inc.	3.03%
Meta Platforms, Inc., Class A	2.30%
Broadcom, Inc.	1.89%
Berkshire Hathaway, Inc., Class B	1.40%
Tesla, Inc.	1.29%
JPMorgan Chase & Co.	1.24%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-R6
Invesco Income Advantage U.S. Fund

Invesco NASDAQ 100 Index Fund
Class R6: IVNQX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco NASDAQ 100 Index Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco NASDAQ 100 Index Fund (Class R6)	$32	0.29%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the NASDAQ® Composite Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. The Fund underperformed the NASDAQ® Composite Index due to its overweight position and differentiated holdings in the industrials and consumer staples sectors.
• The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the Nasdaq-100 Index® (the "Index").
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 20.26%, which differed from the return of the Index, 20.52%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Technology sector, followed by the consumer discretionary sector.
Positions | Broadcom Inc., a technology company, and NVIDIA Corp., a technology company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the consumer staples sector.
Positions | Adobe Inc., a technology company, and Regeneron Pharmaceuticals Inc., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (10/13/20)
Invesco NASDAQ 100 Index Fund (Class R6)	20.26%	15.21%
Nasdaq-100® Index	20.52%	15.42%
NASDAQ® Composite Index	21.95%	13.75%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$176,522,380
Total number of portfolio holdings	106
Total advisory fees paid	$104,868
Portfolio turnover rate	8%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	9.54%
Microsoft Corp.	8.45%
Apple, Inc.	7.78%
Amazon.com, Inc.	5.46%
Broadcom, Inc.	5.19%
Meta Platforms, Inc., Class A	3.60%
Netflix, Inc.	2.84%
Alphabet, Inc., Class A	2.78%
Tesla, Inc.	2.73%
Alphabet, Inc., Class C	2.62%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
NDQ-AR-R6
Invesco NASDAQ 100 Index Fund

Invesco S&P 500 Index Fund
Class A: SPIAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class A)	$58	0.54%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. Because the Fund holds a large proportion of US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 15.20%, which differed from the return of the Index, 15.88%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the communication services sector.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | UnitedHealth Group Inc., a health care company, and Eli Lilly and Co., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class A) —including sales charge	8.86%	12.83%	13.32%
Invesco S&P 500 Index Fund (Class A) —excluding sales charge	15.20%	14.12%	13.97%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$3,902,209,452
Total number of portfolio holdings	508
Total advisory fees paid	$3,852,784
Portfolio turnover rate	2%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.56%
Microsoft Corp.	6.71%
Apple, Inc.	6.18%
Amazon.com, Inc.	3.85%
Meta Platforms, Inc., Class A	2.85%
Broadcom, Inc.	2.49%
Alphabet, Inc., Class A	2.21%
Alphabet, Inc., Class C	1.78%
Tesla, Inc.	1.67%
Berkshire Hathaway, Inc., Class B	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-A
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class C: SPICX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class C)	$138	1.29%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. Because the Fund holds a large proportion of US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 14.36%, which differed from the return of the Index, 15.88%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the communication services sector.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | UnitedHealth Group Inc., a health care company, and Eli Lilly and Co., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class C) —including sales charge	13.36%	13.30%	13.31%
Invesco S&P 500 Index Fund (Class C) —excluding sales charge	14.36%	13.30%	13.31%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$3,902,209,452
Total number of portfolio holdings	508
Total advisory fees paid	$3,852,784
Portfolio turnover rate	2%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.56%
Microsoft Corp.	6.71%
Apple, Inc.	6.18%
Amazon.com, Inc.	3.85%
Meta Platforms, Inc., Class A	2.85%
Broadcom, Inc.	2.49%
Alphabet, Inc., Class A	2.21%
Alphabet, Inc., Class C	1.78%
Tesla, Inc.	1.67%
Berkshire Hathaway, Inc., Class B	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-C
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class Y: SPIDX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class Y)	$31	0.29%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. Because the Fund holds a large proportion of US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 15.51%, which differed from the return of the Index, 15.88%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the communication services sector.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | UnitedHealth Group Inc., a health care company, and Eli Lilly and Co., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class Y)	15.51%	14.41%	14.25%
S&P 500® Index	15.88%	14.74%	14.60%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$3,902,209,452
Total number of portfolio holdings	508
Total advisory fees paid	$3,852,784
Portfolio turnover rate	2%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.56%
Microsoft Corp.	6.71%
Apple, Inc.	6.18%
Amazon.com, Inc.	3.85%
Meta Platforms, Inc., Class A	2.85%
Broadcom, Inc.	2.49%
Alphabet, Inc., Class A	2.21%
Alphabet, Inc., Class C	1.78%
Tesla, Inc.	1.67%
Berkshire Hathaway, Inc., Class B	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-Y
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class R6: SPISX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class R6)	$20	0.19%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as mega-cap technology companies and other securities tied to the artificial intelligence theme remained supportive. Because the Fund holds a large proportion of US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 15.62%, which differed from the return of the Index, 15.88%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the communication services sector.
Positions | NVIDIA Corp., an information technology company, and Microsoft Corp., an information technology company.
What detracted from performance?
Sector Allocations | Health care sector, followed by the materials sector.
Positions | UnitedHealth Group Inc., a health care company, and Eli Lilly and Co., a health care company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class R6)	15.62%	14.50%	14.28%
S&P 500® Index	15.88%	14.74%	14.60%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$3,902,209,452
Total number of portfolio holdings	508
Total advisory fees paid	$3,852,784
Portfolio turnover rate	2%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.56%
Microsoft Corp.	6.71%
Apple, Inc.	6.18%
Amazon.com, Inc.	3.85%
Meta Platforms, Inc., Class A	2.85%
Broadcom, Inc.	2.49%
Alphabet, Inc., Class A	2.21%
Alphabet, Inc., Class C	1.78%
Tesla, Inc.	1.67%
Berkshire Hathaway, Inc., Class B	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-R6
Invesco S&P 500 Index Fund

Invesco Senior Floating Rate Fund
Class A: OOSAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class A)	$115	1.12%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 6.22%. During the same period, the JP Morgan Leveraged Loan Index returned 7.34%.
What contributed to relative performance?
• On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, energy and cable and satellite sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., My Alarm Center LLC and McDermott International Ltd. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category were the largest detractors, while on an industry basis, the food and beverages, health care and industrials sectors were the largest detractors.
• On an individual issuer basis, City Brewing Co. LLC, Ascend Performance Materials Operations LLC and Robertshaw US Holding Corp. (no longer held at fiscal-year end) were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class A) —including sales charge	2.98%	6.66%	3.70%
Invesco Senior Floating Rate Fund (Class A) —excluding sales charge	6.22%	7.36%	4.04%
JP Morgan Leveraged Loan Index	7.34%	7.26%	5.61%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,890,039,533
Total number of portfolio holdings	592
Total advisory fees paid	$17,680,594
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.82%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.87%
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	0.87%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.72%
Monitronics International, Inc.	0.72%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 6.58%, 04/20/2028	0.69%
Numericable-SFR S.A., Term Loan B-12, 10.19%, 01/31/2026	0.68%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.68%
Deerfield Dakota Holding Corp., First Lien Term Loan, 8.05%, 04/09/2027	0.61%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.60%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.5%
BB+	2.2%
BB	4.7%
BB-	9.8%
B+	12.3%
B	26.4%
B-	17.8%
CCC+	5.6%
CCC	2.8%
CCC-	0.9%
CC	0.6%
C	0.1%
D	2.0%
Non-Rated	6.7%
Equity	7.6%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2025, the expense limitation for Class A shares changed from 1.02% to 1.03% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-A
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class C: OOSCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class C)	$192	1.87%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 5.59%. During the same period, the JP Morgan Leveraged Loan Index returned 7.34%.
What contributed to relative performance?
• On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, energy and cable and satellite sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., My Alarm Center LLC and McDermott International Ltd. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category were the largest detractors, while on an industry basis, the food and beverages, health care and industrials sectors were the largest detractors.
• On an individual issuer basis, City Brewing Co. LLC, Ascend Performance Materials Operations LLC and Robertshaw US Holding Corp. (no longer held at fiscal-year end) were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class C) —including sales charge	4.46%	6.53%	3.41%
Invesco Senior Floating Rate Fund (Class C) —excluding sales charge	5.59%	6.53%	3.41%
JP Morgan Leveraged Loan Index	7.34%	7.26%	5.61%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund), were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,890,039,533
Total number of portfolio holdings	592
Total advisory fees paid	$17,680,594
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.82%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.87%
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	0.87%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.72%
Monitronics International, Inc.	0.72%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 6.58%, 04/20/2028	0.69%
Numericable-SFR S.A., Term Loan B-12, 10.19%, 01/31/2026	0.68%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.68%
Deerfield Dakota Holding Corp., First Lien Term Loan, 8.05%, 04/09/2027	0.61%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.60%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.5%
BB+	2.2%
BB	4.7%
BB-	9.8%
B+	12.3%
B	26.4%
B-	17.8%
CCC+	5.6%
CCC	2.8%
CCC-	0.9%
CC	0.6%
C	0.1%
D	2.0%
Non-Rated	6.7%
Equity	7.6%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2025, the expense limitation for Class C shares changed from 1.77% to 1.78% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-C
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class R: OOSNX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R)	$141	1.37%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class R shares of the Fund returned 6.12%. During the same period, the JP Morgan Leveraged Loan Index returned 7.34%.
What contributed to relative performance?
• On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, energy and cable and satellite sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., My Alarm Center LLC and McDermott International Ltd. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category were the largest detractors, while on an industry basis, the food and beverages, health care and industrials sectors were the largest detractors.
• On an individual issuer basis, City Brewing Co. LLC, Ascend Performance Materials Operations LLC and Robertshaw US Holding Corp. (no longer held at fiscal-year end) were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R)	6.12%	7.06%	3.78%
JP Morgan Leveraged Loan Index	7.34%	7.26%	5.61%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund), were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,890,039,533
Total number of portfolio holdings	592
Total advisory fees paid	$17,680,594
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.82%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.87%
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	0.87%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.72%
Monitronics International, Inc.	0.72%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 6.58%, 04/20/2028	0.69%
Numericable-SFR S.A., Term Loan B-12, 10.19%, 01/31/2026	0.68%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.68%
Deerfield Dakota Holding Corp., First Lien Term Loan, 8.05%, 04/09/2027	0.61%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.60%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.5%
BB+	2.2%
BB	4.7%
BB-	9.8%
B+	12.3%
B	26.4%
B-	17.8%
CCC+	5.6%
CCC	2.8%
CCC-	0.9%
CC	0.6%
C	0.1%
D	2.0%
Non-Rated	6.7%
Equity	7.6%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2025, the expense limitation for Class R shares changed from 1.27% to 1.28% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-R
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class Y: OOSYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class Y)	$90	0.87%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund returned 6.65%. During the same period, the JP Morgan Leveraged Loan Index returned 7.34%.
What contributed to relative performance?
• On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, energy and cable and satellite sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., My Alarm Center LLC and McDermott International Ltd. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category were the largest detractors, while on an industry basis, the food and beverages, health care and industrials sectors were the largest detractors.
• On an individual issuer basis, City Brewing Co. LLC, Ascend Performance Materials Operations LLC and Robertshaw US Holding Corp. (no longer held at fiscal-year end) were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class Y)	6.65%	7.63%	4.31%
JP Morgan Leveraged Loan Index	7.34%	7.26%	5.61%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,890,039,533
Total number of portfolio holdings	592
Total advisory fees paid	$17,680,594
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.82%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.87%
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	0.87%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.72%
Monitronics International, Inc.	0.72%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 6.58%, 04/20/2028	0.69%
Numericable-SFR S.A., Term Loan B-12, 10.19%, 01/31/2026	0.68%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.68%
Deerfield Dakota Holding Corp., First Lien Term Loan, 8.05%, 04/09/2027	0.61%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.60%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.5%
BB+	2.2%
BB	4.7%
BB-	9.8%
B+	12.3%
B	26.4%
B-	17.8%
CCC+	5.6%
CCC	2.8%
CCC-	0.9%
CC	0.6%
C	0.1%
D	2.0%
Non-Rated	6.7%
Equity	7.6%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2025, the expense limitation for Class Y shares changed from 0.77% to 0.78% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-Y
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class R5: SFRRX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R5)	$85	0.82%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund returned 6.56%. During the same period, the JP Morgan Leveraged Loan Index returned 7.34%.
What contributed to relative performance?
• On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, energy and cable and satellite sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., My Alarm Center LLC and McDermott International Ltd. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category were the largest detractors, while on an industry basis, the food and beverages, health care and industrials sectors were the largest detractors.
• On an individual issuer basis, City Brewing Co. LLC, Ascend Performance Materials Operations LLC and Robertshaw US Holding Corp. (no longer held at fiscal-year end) were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R5)	6.56%	7.66%	4.24%
JP Morgan Leveraged Loan Index	7.34%	7.26%	5.61%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Senior Floating Rate Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,890,039,533
Total number of portfolio holdings	592
Total advisory fees paid	$17,680,594
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.82%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.87%
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	0.87%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.72%
Monitronics International, Inc.	0.72%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 6.58%, 04/20/2028	0.69%
Numericable-SFR S.A., Term Loan B-12, 10.19%, 01/31/2026	0.68%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.68%
Deerfield Dakota Holding Corp., First Lien Term Loan, 8.05%, 04/09/2027	0.61%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.60%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.5%
BB+	2.2%
BB	4.7%
BB-	9.8%
B+	12.3%
B	26.4%
B-	17.8%
CCC+	5.6%
CCC	2.8%
CCC-	0.9%
CC	0.6%
C	0.1%
D	2.0%
Non-Rated	6.7%
Equity	7.6%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2025, the expense limitation for Class R5 shares changed from 0.77% to 0.78% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-R5
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class R6: OOSIX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R6)	$81	0.78%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, senior loans benefited from a continuation of the historically elevated base rates, along with a continued relatively low default environment. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund returned 6.74%. During the same period, the JP Morgan Leveraged Loan Index returned 7.34%.
What contributed to relative performance?
• On a credit rating basis, Non-Rated (NR) issues (those issues that do not have a rating for a number of reasons) were the largest contributor, while on an industry basis, the service, energy and cable and satellite sectors were the largest contributors.
• On an individual issuer basis, Monitronics International, Inc., My Alarm Center LLC and McDermott International Ltd. were the largest contributors.
What detracted from relative performance?
• On a credit rating basis, individual credit selections within the B ratings category were the largest detractors, while on an industry basis, the food and beverages, health care and industrials sectors were the largest detractors.
• On an individual issuer basis, City Brewing Co. LLC, Ascend Performance Materials Operations LLC and Robertshaw US Holding Corp. (no longer held at fiscal-year end) were the largest detractors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R6)	6.74%	7.72%	4.41%
JP Morgan Leveraged Loan Index	7.34%	7.26%	5.61%
Bloomberg U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund), were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$2,890,039,533
Total number of portfolio holdings	592
Total advisory fees paid	$17,680,594
Portfolio turnover rate	49%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.82%
Monitronics International, Inc., DIP Term Loan A, 12.06%, 06/30/2028	0.87%
Spin Holdco, Inc., Term Loan, 8.58%, 03/04/2028	0.87%
Crown Finance US, Inc., First Lien Term Loan, 8.85%, 12/02/2031	0.72%
Monitronics International, Inc.	0.72%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 6.58%, 04/20/2028	0.69%
Numericable-SFR S.A., Term Loan B-12, 10.19%, 01/31/2026	0.68%
Trinseo Materials Operating S.C.A., Term Loan B, 12.82%, 05/03/2028	0.68%
Deerfield Dakota Holding Corp., First Lien Term Loan, 8.05%, 04/09/2027	0.61%
Cengage Learning, Inc., Term Loan B, 7.82%, 03/22/2031	0.60%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**
(% of total investments)
BBB-	0.5%
BB+	2.2%
BB	4.7%
BB-	9.8%
B+	12.3%
B	26.4%
B-	17.8%
CCC+	5.6%
CCC	2.8%
CCC-	0.9%
CC	0.6%
C	0.1%
D	2.0%
Non-Rated	6.7%
Equity	7.6%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2025, the expense limitation for Class R6 shares changed from 0.77% to 0.78% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2025.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-R6
Invesco Senior Floating Rate Fund

Invesco Short Duration High Yield Municipal Fund
Class A: ISHAX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class A)	$85	0.85%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, excluding sales charge, returned 1.10%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 0.85%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue and tobacco Master Settlement Agreement (MSA) sectors contributed to the Fund’s performance relative to its Benchmark. Security selection among non-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in Puerto Rico contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. Underweight exposure to and security selection among AAA- and AA-rated bonds also detracted from relative performance.‡ On a state level, security selection among bonds domiciled in Louisiana slightly detracted from relative performance.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class A) —including sales charge	-1.38%	1.38%	2.46%
Invesco Short Duration High Yield Municipal Fund (Class A) —excluding sales charge	1.10%	1.89%	2.73%
Custom Invesco Short Duration High Yield Municipal Index	0.85%	1.94%	3.08%
S&P Municipal Bond High Yield Index	-0.84%	2.19%	4.05%
S&P Municipal Bond Index	0.44%	0.65%	2.23%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,344,641,799
Total number of portfolio holdings	689
Total advisory fees paid	$5,030,858
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.32%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.21%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.88%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.82%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.81%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.77%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.75%
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2008 A, VRD RB, 2.20%, 10/01/2041	0.74%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD RB, 2.45%, 08/01/2034	0.74%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-A
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class C: ISHCX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class C)	$160	1.60%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class C shares of the Fund, excluding sales charge, returned 0.34%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 0.85%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue and tobacco Master Settlement Agreement (MSA) sectors contributed to the Fund’s performance relative to its Benchmark. Security selection among non-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in Puerto Rico contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. Underweight exposure to and security selection among AAA- and AA-rated bonds also detracted from relative performance.‡ On a state level, security selection among bonds domiciled in Louisiana slightly detracted from relative performance.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class C) —including sales charge	-0.63%	1.13%	2.11%
Invesco Short Duration High Yield Municipal Fund (Class C) —excluding sales charge	0.34%	1.13%	2.11%
Custom Invesco Short Duration High Yield Municipal Index	0.85%	1.94%	3.08%
S&P Municipal Bond High Yield Index	-0.84%	2.19%	4.05%
S&P Municipal Bond Index	0.44%	0.65%	2.23%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,344,641,799
Total number of portfolio holdings	689
Total advisory fees paid	$5,030,858
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.32%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.21%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.88%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.82%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.81%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.77%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.75%
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2008 A, VRD RB, 2.20%, 10/01/2041	0.74%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD RB, 2.45%, 08/01/2034	0.74%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-C
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class Y: ISHYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class Y)	$60	0.60%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund, returned 1.36%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 0.85%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue and tobacco Master Settlement Agreement (MSA) sectors contributed to the Fund’s performance relative to its Benchmark. Security selection among non-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in Puerto Rico contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. Underweight exposure to and security selection among AAA- and AA-rated bonds also detracted from relative performance.‡ On a state level, security selection among bonds domiciled in Louisiana slightly detracted from relative performance.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class Y)	1.36%	2.13%	2.98%
Custom Invesco Short Duration High Yield Municipal Index	0.85%	1.94%	3.08%
S&P Municipal Bond High Yield Index	-0.84%	2.19%	4.05%
S&P Municipal Bond Index	0.44%	0.65%	2.23%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,344,641,799
Total number of portfolio holdings	689
Total advisory fees paid	$5,030,858
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.32%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.21%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.88%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.82%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.81%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.77%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.75%
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2008 A, VRD RB, 2.20%, 10/01/2041	0.74%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD RB, 2.45%, 08/01/2034	0.74%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-Y
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class R5: ISHFX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class R5)	$55	0.55%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class R5 shares of the Fund, returned 1.46%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 0.85%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue and tobacco Master Settlement Agreement (MSA) sectors contributed to the Fund’s performance relative to its Benchmark. Security selection among non-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in Puerto Rico contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. Underweight exposure to and security selection among AAA- and AA-rated bonds also detracted from relative performance.‡ On a state level, security selection among bonds domiciled in Louisiana slightly detracted from relative performance.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class R5)	1.46%	2.29%	3.08%
Custom Invesco Short Duration High Yield Municipal Index	0.85%	1.94%	3.08%
S&P Municipal Bond High Yield Index	-0.84%	2.19%	4.05%
S&P Municipal Bond Index	0.44%	0.65%	2.23%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,344,641,799
Total number of portfolio holdings	689
Total advisory fees paid	$5,030,858
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.32%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.21%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.88%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.82%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.81%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.77%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.75%
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2008 A, VRD RB, 2.20%, 10/01/2041	0.74%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD RB, 2.45%, 08/01/2034	0.74%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-R5
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class R6: ISHSX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class R6)	$55	0.55%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund, returned 1.44%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 0.85%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue and tobacco Master Settlement Agreement (MSA) sectors contributed to the Fund’s performance relative to its Benchmark. Security selection among non-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in Puerto Rico contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. Underweight exposure to and security selection among AAA- and AA-rated bonds also detracted from relative performance.‡ On a state level, security selection among bonds domiciled in Louisiana slightly detracted from relative performance.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (9/30/15)
Invesco Short Duration High Yield Municipal Fund (Class R6)	1.44%	2.20%	2.99%
Custom Invesco Short Duration High Yield Municipal Index	0.85%	1.94%	3.08%
S&P Municipal Bond High Yield Index	-0.84%	2.19%	4.05%
S&P Municipal Bond Index	0.44%	0.65%	2.23%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,344,641,799
Total number of portfolio holdings	689
Total advisory fees paid	$5,030,858
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	1.32%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.21%
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB, 8.00%, 06/01/2032	0.88%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.82%
Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds, 5.63%, 07/01/2027	0.81%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.77%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	0.75%
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2008 A, VRD RB, 2.20%, 10/01/2041	0.74%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2008, VRD RB, 2.45%, 08/01/2034	0.74%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-R6
Invesco Short Duration High Yield Municipal Fund

Invesco Short Term Municipal Fund
Class A: ORSTX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class A)	$77	0.76%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class A shares of the Fund, returned 2.66%. For the same time period, the S&P Municipal Bond Short Index (the “Benchmark”) returned 3.37%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the higher education sector contributed to the Fund’s performance relative to its Benchmark. Security selection among short duration bonds (1.99 years and less specifically) also added to relative performance. On a state level, security selection among bonds domiciled in Iowa and North Carolina slightly contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. An overweight exposure among intermediate bonds (6.00 - 14.99 years duration specifically) also detracted from relative performance. On a state level, security selection among bonds domiciled in New Hampshire slightly detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class A)	2.66%	1.56%	1.82%
S&P Municipal Bond Short Index	3.37%	1.51%	1.62%
S&P Municipal Bond Index	0.44%	0.65%	2.28%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Short Term Municipal Fund (the predecessor fund), were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,570,646,858
Total number of portfolio holdings	618
Total advisory fees paid	$6,040,321
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB, 4.00%, 12/01/2025	1.32%
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.28%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	1.27%
Tennessee Energy Acquisition Corp., Series 2018, RB, 4.00%, 11/01/2025	1.22%
New York (City of), NY, Series 2012, VRD GO Bonds, 2.30%, 04/01/2042	0.82%
Bristol Warren Regional School District, Series 2025, GO Notes, 5.00%, 06/04/2026	0.80%
New York (State of), NY Housing Development Corp. (Green Bonds), Series 2022 B-2, RB, 3.40%, 12/22/2026	0.80%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.78%
Tender Option Bond Trust Receipts/Certificates, Series 2023, VRD RB, 2.67%, 05/01/2031	0.73%
New York (City of), NY Municipal Water Finance Authority, Series 2016 BB, VRD RB, 4.00%, 06/15/2049	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-STM-AR-A
Invesco Short Term Municipal Fund

Invesco Short Term Municipal Fund
Class Y: ORSYX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class Y)	$52	0.51%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class Y shares of the Fund, returned 2.92%. For the same time period, the S&P Municipal Bond Short Index (the “Benchmark”) returned 3.37%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the higher education sector contributed to the Fund’s performance relative to its Benchmark. Security selection among short duration bonds (1.99 years and less specifically) also added to relative performance. On a state level, security selection among bonds domiciled in Iowa and North Carolina slightly contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. An overweight exposure among intermediate bonds (6.00 - 14.99 years duration specifically) also detracted from relative performance. On a state level, security selection among bonds domiciled in New Hampshire slightly detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class Y)	2.92%	1.82%	2.07%
S&P Municipal Bond Short Index	3.37%	1.51%	1.62%
S&P Municipal Bond Index	0.44%	0.65%	2.28%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Short Term Municipal Fund (the predecessor fund), were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,570,646,858
Total number of portfolio holdings	618
Total advisory fees paid	$6,040,321
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB, 4.00%, 12/01/2025	1.32%
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.28%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	1.27%
Tennessee Energy Acquisition Corp., Series 2018, RB, 4.00%, 11/01/2025	1.22%
New York (City of), NY, Series 2012, VRD GO Bonds, 2.30%, 04/01/2042	0.82%
Bristol Warren Regional School District, Series 2025, GO Notes, 5.00%, 06/04/2026	0.80%
New York (State of), NY Housing Development Corp. (Green Bonds), Series 2022 B-2, RB, 3.40%, 12/22/2026	0.80%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.78%
Tender Option Bond Trust Receipts/Certificates, Series 2023, VRD RB, 2.67%, 05/01/2031	0.73%
New York (City of), NY Municipal Water Finance Authority, Series 2016 BB, VRD RB, 4.00%, 06/15/2049	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-STM-AR-Y
Invesco Short Term Municipal Fund

Invesco Short Term Municipal Fund
Class R6: STMUX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class R6)	$44	0.43%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, Class R6 shares of the Fund, returned 2.73%. For the same time period, the S&P Municipal Bond Short Index (the “Benchmark”) returned 3.37%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the higher education sector contributed to the Fund’s performance relative to its Benchmark. Security selection among short duration bonds (1.99 years and less specifically) also added to relative performance. On a state level, security selection among bonds domiciled in Iowa and North Carolina slightly contributed to relative performance.
What detracted from relative performance?
• Security selection among bonds in the transportation sector detracted from the Fund’s performance relative to its Benchmark during the fiscal year. An overweight exposure among intermediate bonds (6.00 - 14.99 years duration specifically) also detracted from relative performance. On a state level, security selection among bonds domiciled in New Hampshire slightly detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class R6)	2.73%	1.90%	2.05%
S&P Municipal Bond Short Index	3.37%	1.51%	1.62%
S&P Municipal Bond Index	0.44%	0.65%	2.28%
Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Short Term Municipal Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$1,570,646,858
Total number of portfolio holdings	618
Total advisory fees paid	$6,040,321
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB, 4.00%, 12/01/2025	1.32%
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.28%
PEFA, Inc., Series 2019, RB, 5.00%, 09/01/2026	1.27%
Tennessee Energy Acquisition Corp., Series 2018, RB, 4.00%, 11/01/2025	1.22%
New York (City of), NY, Series 2012, VRD GO Bonds, 2.30%, 04/01/2042	0.82%
Bristol Warren Regional School District, Series 2025, GO Notes, 5.00%, 06/04/2026	0.80%
New York (State of), NY Housing Development Corp. (Green Bonds), Series 2022 B-2, RB, 3.40%, 12/22/2026	0.80%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.78%
Tender Option Bond Trust Receipts/Certificates, Series 2023, VRD RB, 2.67%, 05/01/2031	0.73%
New York (City of), NY Municipal Water Finance Authority, Series 2016 BB, VRD RB, 4.00%, 06/15/2049	0.73%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-STM-AR-R6
Invesco Short Term Municipal Fund

Invesco SMA Municipal Bond Fund
SMBMX
ANNUAL SHAREHOLDER REPORT | August 31, 2025
This annual shareholder report contains important information about Invesco SMA Municipal Bond Fund (the “Fund”) for the period September 1, 2024 to August 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco SMA Municipal Bond Fund	$0	0.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2025, the municipal bond market experienced elevated supply, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2025, the Fund returned 2.07%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 0.85%.
What contributed to relative performance?
• During the fiscal year, an underweight exposure to and security selection among bonds in the industrial development revenue/pollution control revenue sector contributed to the Fund’s performance relative to its Benchmark. An underweight allocation and security selection among non-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in Florida contributed to the Fund’s relative performance.
What detracted from relative performance?
• Security selection among bonds in the airport sector detracted from the Fund's performance relative to its Benchmark over the fiscal year. An underweight exposure and security selection among AAA and AA-rated bonds also detracted from relative performance.‡ On a state level, security selection among bonds domiciled in South Carolina slightly detracted from relative performance.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (2/21/23)
Invesco SMA Municipal Bond Fund	2.07%	4.33%
Custom Invesco Short Duration High Yield Municipal Index	0.85%	4.38%
S&P Municipal Bond High Yield Index	-0.84%	4.87%
S&P Municipal Bond Index	0.44%	3.12%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2025)
Fund net assets	$105,877,131
Total number of portfolio holdings	111
Total advisory fees paid	$0
Portfolio turnover rate	204%
What Comprised The Fund's Holdings?
(as of August 31, 2025)
Top ten holdings
(% of net assets)
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2007, Ref. VRD RB, 3.95%, 01/15/2037	1.89%
Polk (County of), FL Industrial Development Authority (Carpenter's Home Estates), Series 2019, Ref. IDR, 5.00%, 01/01/2039	1.86%
Hamilton (County of), OH (TriHealth, Inc. Obligated), Series 2021, Ref. VRD RB, 3.95%, 08/15/2051	1.83%
Minnesota (State of) Higher Education Facilities Authority (Bethel University), Series 2017, Ref. RB, 5.00%, 05/01/2032	1.65%
New Hampshire Health and Education Facilities Authority Act, Series 2015, Ref. RB, 5.00%, 07/01/2036	1.65%
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough), Series 2019, RB, 5.00%, 12/15/2029	1.52%
Kentucky (Commonwealth of) Public Energy Authority, Series 2024 A, RB, 5.00%, 07/01/2030	1.50%
New Hampshire (State of) Business Finance Authority (Vista (The)), Series 2019 A, RB, 5.25%, 07/01/2039	1.45%
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District), Series 2016, Ref. RB, 5.00%, 06/01/2036	1.45%
Massachusetts (Commonwealth of) Development Finance Agency (Brown University), Series 2025, RB, 5.25%, 08/15/2044	1.44%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SMAMB-AR-NA
Invesco SMA Municipal Bond Fund

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2025.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024

Audit Fees	$ 755,351	$ 658,126
Audit-Related Fees(1)	$ 6,996	$ 0
Tax Fees(2)	$ 243,824	$ 256,026
All Other Fees	$ 0	$ 0
Total Fees	$ 1,006,171	$ 914,152
(1)	Audit-Related Fees for fiscal year ended 2025 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2025 and 2024 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,177,000	$ 1,121,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,177,000	$ 1,121,000

(1) Audit-Related Fees for the fiscal years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,681,000 for the fiscal year ended August 31, 2025 and $6,608,000 for the fiscal year ended August 31, 2024. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,101,824 for the fiscal year ended August 31, 2025 and $7,985,026 for the fiscal year ended August 31, 2024.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information
August 31, 2025
Invesco American Franchise Fund
Nasdaq:
A: VAFAX ■ C: VAFCX ■ R: VAFRX ■ Y: VAFIX ■ R5: VAFNX ■ R6: VAFFX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.78%
Aerospace & Defense–2.28%
Axon Enterprise, Inc.(b)	141,139	$105,471,763
BAE Systems PLC (United Kingdom)	7,011,495	166,178,366
Howmet Aerospace, Inc.	759,594	132,245,316
		403,895,445
Application Software–2.82%
AppLovin Corp., Class A(b)	884,658	423,388,472
Palantir Technologies, Inc., Class A(b)	484,979	76,001,059
		499,389,531
Asset Management & Custody Banks–3.34%
Blackstone, Inc., Class A	1,403,848	240,619,547
KKR & Co., Inc., Class A	2,516,030	350,961,025
		591,580,572
Automobile Manufacturers–1.96%
Tesla, Inc.(b)	1,042,020	347,899,217
Automotive Retail–0.51%
Carvana Co.(b)	244,480	90,927,002
Biotechnology–1.62%
Alnylam Pharmaceuticals, Inc.(b)	641,201	286,302,659
Broadline Retail–7.40%
Amazon.com, Inc.(b)	4,917,108	1,126,017,732
MercadoLibre, Inc. (Brazil)(b)	74,717	184,768,416
		1,310,786,148
Building Products–1.48%
Johnson Controls International PLC	2,447,384	261,600,876
Casinos & Gaming–1.64%
DraftKings, Inc., Class A(b)	1,746,924	83,817,413
Flutter Entertainment PLC (United Kingdom)(b)	672,158	206,466,773
		290,284,186
Communications Equipment–2.40%
Arista Networks, Inc.(b)	3,118,328	425,807,688
Construction Materials–0.30%
Martin Marietta Materials, Inc.	87,718	54,069,375
Diversified Financial Services–0.41%
Apollo Global Management, Inc.(c)	528,532	72,001,914
Diversified Support Services–0.68%
Cintas Corp.	577,195	121,228,266
Electrical Components & Equipment–1.50%
Eaton Corp. PLC	440,674	153,856,920
Vertiv Holdings Co., Class A	883,229	112,655,859
		266,512,779
Financial Exchanges & Data–0.34%
Coinbase Global, Inc., Class A(b)	195,349	59,491,584
Food Distributors–0.51%
US Foods Holding Corp.(b)	1,168,549	90,679,402
Shares		Value
Health Care Equipment–2.39%
Boston Scientific Corp.(b)	2,397,681	$252,955,346
Intuitive Surgical, Inc.(b)	360,651	170,694,315
		423,649,661
Heavy Electrical Equipment–0.66%
GE Vernova, Inc.	190,174	116,570,957
Hotels, Resorts & Cruise Lines–1.96%
Booking Holdings, Inc.	62,148	347,969,759
Independent Power Producers & Energy Traders–1.01%
Vistra Corp.	944,790	178,669,237
Industrial Machinery & Supplies & Components–0.73%
Parker-Hannifin Corp.	171,020	129,864,037
Integrated Oil & Gas–0.75%
Suncor Energy, Inc. (Canada)(c)	3,204,784	132,357,579
Interactive Home Entertainment–1.09%
Nintendo Co. Ltd. (Japan)	1,198,400	106,883,990
Take-Two Interactive Software, Inc.(b)	370,511	86,429,101
		193,313,091
Interactive Media & Services–9.96%
Alphabet, Inc., Class A	2,946,327	627,302,482
Meta Platforms, Inc., Class A	1,539,709	1,137,383,038
		1,764,685,520
Internet Services & Infrastructure–3.91%
Cloudflare, Inc., Class A(b)	1,298,307	270,969,654
Shopify, Inc., Class A (Canada)(b)	813,150	114,881,832
Snowflake, Inc., Class A(b)	1,284,654	306,595,524
		692,447,010
Investment Banking & Brokerage–1.85%
Goldman Sachs Group, Inc. (The)	301,366	224,593,012
Robinhood Markets, Inc., Class A(b)	987,816	102,762,498
		327,355,510
Movies & Entertainment–4.18%
Netflix, Inc.(b)	421,607	509,406,658
Spotify Technology S.A. (Sweden)(b)	340,393	232,107,179
		741,513,837
Real Estate Services–0.69%
CBRE Group, Inc., Class A(b)	754,624	122,339,643
Restaurants–0.91%
DoorDash, Inc., Class A(b)	661,258	162,173,525
Semiconductors–20.24%
Broadcom, Inc.	2,620,062	779,180,238
Microchip Technology, Inc.	2,291,748	148,963,620
Monolithic Power Systems, Inc.	285,368	238,499,160
NVIDIA Corp.	12,292,774	2,141,155,375
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1,209,110	279,147,226
		3,586,945,619
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco American Franchise Fund

Shares		Value
Systems Software–11.49%
Microsoft Corp.	3,197,431	$1,620,106,313
Oracle Corp.	1,215,452	274,850,161
ServiceNow, Inc.(b)	154,543	141,787,021
		2,036,743,495
Technology Hardware, Storage & Peripherals–3.81%
Apple, Inc.	2,905,439	674,468,609
Tobacco–1.14%
Philip Morris International, Inc.	1,207,892	201,874,990
Trading Companies & Distributors–0.95%
United Rentals, Inc.	175,520	167,856,797
Transaction & Payment Processing Services–2.87%
Affirm Holdings, Inc.(b)	899,998	79,613,823
Visa, Inc., Class A	1,220,814	429,457,949
		509,071,772
Total Common Stocks & Other Equity Interests (Cost $7,686,993,605)		17,682,327,292
Money Market Funds–0.26%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(d)(e)	16,154,748	16,154,748
Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.17%(d)(e)	29,992,556	$29,992,556
Total Money Market Funds (Cost $46,147,304)		46,147,304
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $7,733,140,909)		17,728,474,596
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.20%
Invesco Private Government Fund, 4.28%(d)(e)(f)	9,805,882	9,805,882
Invesco Private Prime Fund, 4.46%(d)(e)(f)	25,378,304	25,385,918
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $35,190,674)		35,191,800
TOTAL INVESTMENTS IN SECURITIES–100.24% (Cost $7,768,331,583)		17,763,666,396
OTHER ASSETS LESS LIABILITIES—(0.24)%		(42,956,102)
NET ASSETS–100.00%		$17,720,710,294
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$21,282,864	$645,175,283	$(650,303,399)	$-	$-	$16,154,748	$1,286,160
Invesco Treasury Portfolio, Institutional Class	39,516,202	1,198,182,669	(1,207,706,315)	-	-	29,992,556	2,368,664
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	42,294,645	675,632,833	(708,121,596)	-	-	9,805,882	744,226*
Invesco Private Prime Fund	110,360,267	1,600,807,853	(1,685,793,819)	(3,774)	15,391	25,385,918	2,104,701*
Total	$213,453,978	$4,119,798,638	$(4,251,925,129)	$(3,774)	$15,391	$81,339,104	$6,503,751

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco American Franchise Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $7,686,993,605)*	$17,682,327,292
Investments in affiliated money market funds, at value (Cost $81,337,978)	81,339,104
Foreign currencies, at value (Cost $1,324)	1,374
Receivable for:
Investments sold	79,657,220
Fund shares sold	2,098,665
Dividends	7,624,064
Investment for trustee deferred compensation and retirement plans	2,216,553
Other assets	188,035
Total assets	17,855,452,307
Liabilities:
Payable for:
Investments purchased	83,782,794
Dividends	69
Fund shares reacquired	5,304,194
Collateral upon return of securities loaned	35,190,674
Accrued fees to affiliates	7,687,821
Accrued trustees’ and officers’ fees and benefits	24,450
Accrued other operating expenses	446,265
Trustee deferred compensation and retirement plans	2,305,746
Total liabilities	134,742,013
Net assets applicable to shares outstanding	$17,720,710,294
Net assets consist of:
Shares of beneficial interest	$6,305,113,503
Distributable earnings	11,415,596,791
$17,720,710,294
Net Assets:
Class A	$16,586,919,488
Class C	$120,979,590
Class R	$129,016,514
Class Y	$666,747,330
Class R5	$58,779,277
Class R6	$158,268,095
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	516,438,244
Class C	4,759,094
Class R	4,268,509
Class Y	19,503,239
Class R5	1,708,285
Class R6	4,523,685
Class A:
Net asset value per share	$32.12
Maximum offering price per share (Net asset value of $32.12 ÷ 94.50%)	$33.99
Class C:
Net asset value and offering price per share	$25.42
Class R:
Net asset value and offering price per share	$30.23
Class Y:
Net asset value and offering price per share	$34.19
Class R5:
Net asset value and offering price per share	$34.41
Class R6:
Net asset value and offering price per share	$34.99

*	At August 31, 2025, securities with an aggregate value of $34,323,030 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco American Franchise Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $1,614,758)	$81,392,679
Dividends from affiliated money market funds (includes net securities lending income of $221,519)	3,876,343
Total investment income	85,269,022
Expenses:
Advisory fees	92,162,721
Administrative services fees	2,248,669
Custodian fees	53,535
Distribution fees:
Class A	38,598,642
Class C	1,173,627
Class R	560,400
Transfer agent fees — A, C, R and Y	16,726,131
Transfer agent fees — R5	60,869
Transfer agent fees — R6	38,211
Trustees’ and officers’ fees and benefits	161,948
Registration and filing fees	154,499
Reports to shareholders	652,375
Professional services fees	172,621
Other	202,410
Total expenses	152,966,658
Less: Fees waived and/or expense offset arrangement(s)	(416,245)
Net expenses	152,550,413
Net investment income (loss)	(67,281,391)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,736,555,838
Affiliated investment securities	15,391
Foreign currencies	(369,685)
1,736,201,544
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,376,446,194
Affiliated investment securities	(3,774)
Foreign currencies	58,471
1,376,500,891
Net realized and unrealized gain	3,112,702,435
Net increase in net assets resulting from operations	$3,045,421,044
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco American Franchise Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(67,281,391)	$(55,479,653)
Net realized gain	1,736,201,544	950,898,003
Change in net unrealized appreciation	1,376,500,891	2,998,410,128
Net increase in net assets resulting from operations	3,045,421,044	3,893,828,478
Distributions to shareholders from distributable earnings:
Class A	(576,153,028)	—
Class C	(5,541,134)	—
Class R	(4,244,915)	—
Class Y	(21,391,066)	—
Class R5	(2,260,847)	—
Class R6	(3,908,076)	—
Total distributions from distributable earnings	(613,499,066)	—
Share transactions–net:
Class A	(507,602,597)	(894,603,528)
Class C	(10,717,895)	(19,042,514)
Class R	10,682,456	9,016,167
Class Y	6,359,251	10,323,529
Class R5	(10,444,523)	4,994,144
Class R6	28,946,621	2,916,723
Net increase (decrease) in net assets resulting from share transactions	(482,776,687)	(886,395,479)
Net increase in net assets	1,949,145,291	3,007,432,999
Net assets:
Beginning of year	15,771,565,003	12,764,132,004
End of year	$17,720,710,294	$15,771,565,003
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$27.70	$(0.12)	$5.64	$5.52	$(1.10)	$32.12	20.08%	$16,586,919	0.93%	0.93%	(0.41)%	54%
Year ended 08/31/24	21.06	(0.10)	6.74	6.64	—	27.70	31.53	14,820,036	0.96	0.96	(0.40)	51
Year ended 08/31/23	18.84	(0.03)	3.58	3.55	(1.33)	21.06	20.96	12,047,012	0.99	0.99	(0.18)	73
Year ended 08/31/22	32.86	(0.07)	(7.28)	(7.35)	(6.67)	18.84	(26.95)	10,777,375	0.95	0.95	(0.29)	97
Year ended 08/31/21	28.90	(0.14)	6.62	6.48	(2.52)	32.86	24.04	16,037,060	0.97	0.97	(0.47)	57
Class C
Year ended 08/31/25	22.28	(0.27)	4.51	4.24	(1.10)	25.42	19.19	120,980	1.68	1.68	(1.16)	54
Year ended 08/31/24	17.07	(0.22)	5.43	5.21	—	22.28	30.52	116,626	1.71	1.71	(1.15)	51
Year ended 08/31/23	15.65	(0.14)	2.89	2.75	(1.33)	17.07	20.07	105,284	1.74	1.74	(0.93)	73
Year ended 08/31/22	28.67	(0.21)	(6.14)	(6.35)	(6.67)	15.65	(27.50)	98,920	1.70	1.70	(1.04)	97
Year ended 08/31/21	25.70	(0.32)	5.81	5.49	(2.52)	28.67	23.11	164,671	1.72	1.72	(1.22)	57
Class R
Year ended 08/31/25	26.18	(0.18)	5.33	5.15	(1.10)	30.23	19.83	129,017	1.18	1.18	(0.66)	54
Year ended 08/31/24	19.96	(0.15)	6.37	6.22	—	26.18	31.16	100,589	1.21	1.21	(0.65)	51
Year ended 08/31/23	17.97	(0.07)	3.39	3.32	(1.33)	19.96	20.68	68,815	1.24	1.24	(0.43)	73
Year ended 08/31/22	31.73	(0.12)	(6.97)	(7.09)	(6.67)	17.97	(27.12)	51,531	1.20	1.20	(0.54)	97
Year ended 08/31/21	28.06	(0.21)	6.40	6.19	(2.52)	31.73	23.70	66,494	1.22	1.22	(0.72)	57
Class Y
Year ended 08/31/25	29.35	(0.05)	5.99	5.94	(1.10)	34.19	20.39	666,747	0.68	0.68	(0.16)	54
Year ended 08/31/24	22.26	(0.04)	7.13	7.09	—	29.35	31.85	565,271	0.71	0.71	(0.15)	51
Year ended 08/31/23	19.79	0.02	3.78	3.80	(1.33)	22.26	21.24	421,845	0.74	0.74	0.07	73
Year ended 08/31/22	34.08	(0.01)	(7.61)	(7.62)	(6.67)	19.79	(26.75)	410,990	0.70	0.70	(0.04)	97
Year ended 08/31/21	29.81	(0.07)	6.86	6.79	(2.52)	34.08	24.36	624,045	0.72	0.72	(0.22)	57
Class R5
Year ended 08/31/25	29.53	(0.05)	6.03	5.98	(1.10)	34.41	20.40	58,779	0.68	0.68	(0.16)	54
Year ended 08/31/24	22.39	(0.03)	7.17	7.14	—	29.53	31.89	61,422	0.70	0.70	(0.14)	51
Year ended 08/31/23	19.89	0.02	3.81	3.83	(1.33)	22.39	21.28	41,963	0.71	0.71	0.10	73
Year ended 08/31/22	34.22	(0.01)	(7.65)	(7.66)	(6.67)	19.89	(26.76)	35,453	0.69	0.69	(0.03)	97
Year ended 08/31/21	29.92	(0.06)	6.88	6.82	(2.52)	34.22	24.37	51,787	0.70	0.70	(0.20)	57
Class R6
Year ended 08/31/25	29.99	(0.03)	6.13	6.10	(1.10)	34.99	20.49	158,268	0.61	0.61	(0.09)	54
Year ended 08/31/24	22.73	(0.02)	7.28	7.26	—	29.99	31.94	107,621	0.63	0.63	(0.07)	51
Year ended 08/31/23	20.16	0.03	3.87	3.90	(1.33)	22.73	21.35	79,212	0.64	0.64	0.17	73
Year ended 08/31/22	34.55	0.01	(7.73)	(7.72)	(6.67)	20.16	(26.67)	65,853	0.62	0.62	0.04	97
Year ended 08/31/21	30.17	(0.04)	6.94	6.90	(2.52)	34.55	24.44	96,722	0.63	0.63	(0.13)	57

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco American Franchise Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco American Franchise Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When
9
Invesco American Franchise Fund

loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $16,007 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $550 million	0.620%
Next $3.45 billion	0.600%
Next $250 million	0.595%
Next $2.25 billion	0.570%
Next $2.5 billion	0.545%
Next $5 billion	0.520%
Next $5 billion	0.510%
Over $20 billion	0.500%
10
Invesco American Franchise Fund

For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.56%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $95,045.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $1,450,468 in front-end sales commissions from the sale of Class A shares and $15,180 and $7,524 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $58,922 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$17,409,264,936	$273,062,356	$—	$17,682,327,292
Money Market Funds	46,147,304	35,191,800	—	81,339,104
Total Investments	$17,455,412,240	$308,254,156	$—	$17,763,666,396
11
Invesco American Franchise Fund

NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $321,200.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$613,499,066	$—

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$1,492,821,041
Net unrealized appreciation — investments	9,977,069,599
Net unrealized appreciation — foreign currencies	100,759
Temporary book/tax differences	(1,292,534)
Late-Year ordinary loss deferral	(53,102,074)
Shares of beneficial interest	6,305,113,503
Total net assets	$17,720,710,294
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $8,843,157,286 and $9,975,177,158, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,036,817,000
Aggregate unrealized (depreciation) of investments	(59,747,401)
Net unrealized appreciation of investments	$9,977,069,599
Cost of investments for tax purposes is $7,786,596,797.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2025, undistributed net investment income (loss) was increased by $56,091,088, undistributed net realized gain was increased by $346,865 and shares of beneficial interest was decreased by $56,437,953. This reclassification had no effect on the net assets of the Fund.
12
Invesco American Franchise Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	18,437,072	$534,363,367	18,423,749	$444,361,079
Class C	878,928	20,126,708	1,099,505	21,027,858
Class R	1,229,756	32,791,122	1,059,939	24,449,051
Class Y	4,065,948	124,269,884	4,759,033	122,828,021
Class R5	156,099	4,901,305	491,515	12,265,920
Class R6	1,588,248	49,422,881	1,081,882	28,104,972
Issued as reinvestment of dividends:
Class A	17,427,572	537,117,780	-	-
Class C	219,859	5,393,142	-	-
Class R	145,717	4,234,518	-	-
Class Y	478,078	15,657,070	-	-
Class R5	68,075	2,243,761	-	-
Class R6	103,297	3,460,443	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	532,075	15,621,545	664,463	16,147,412
Class C	(668,271)	(15,621,545)	(823,034)	(16,147,412)
Reacquired:
Class A	(55,068,328)	(1,594,705,289)	(56,073,505)	(1,355,112,019)
Class C	(905,964)	(20,616,200)	(1,210,385)	(23,922,960)
Class R	(948,835)	(26,343,184)	(666,102)	(15,432,884)
Class Y	(4,303,013)	(133,567,703)	(4,449,984)	(112,504,492)
Class R5	(595,929)	(17,589,589)	(285,515)	(7,271,776)
Class R6	(756,507)	(23,936,703)	(978,673)	(25,188,249)
Net increase (decrease) in share activity	(17,916,123)	$(482,776,687)	(36,907,112)	$(886,395,479)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the first quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other
15
Invesco American Franchise Fund

performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the Fund’s contractual management fee schedule was amended effective July 1, 2024 to add additional breakpoints for assets over $15 billion and $20 billion.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations  in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent,
16
Invesco American Franchise Fund

including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
17
Invesco American Franchise Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$613,499,066
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18
Invesco American Franchise Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19
Invesco American Franchise Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
VK-AMFR-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

2	Schedule of Investments
36	Financial Statements
39	Financial Highlights
40	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Approval of Investment Advisory and Sub-Advisory Contracts
53	Tax Information
54	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–47.59%
Advertising–0.01%
Clear Channel Outdoor Holdings, Inc.,
7.13%, 02/15/2031(b)	$125,000	$127,085
7.50%, 03/15/2033(b)	125,000	127,315
Lamar Media Corp., 4.88%, 01/15/2029	250,000	246,818
		501,218
Aerospace & Defense–0.76%
BAE Systems PLC (United Kingdom),
5.13%, 03/26/2029(b)	805,000	830,525
5.50%, 03/26/2054(b)	750,000	733,413
Boeing Co. (The),
6.26%, 05/01/2027	159,000	163,686
6.30%, 05/01/2029	232,000	246,469
6.53%, 05/01/2034	968,000	1,060,708
5.81%, 05/01/2050	293,000	281,956
General Dynamics Corp., 4.95%, 08/15/2035	1,506,000	1,522,596
Hexcel Corp., 5.88%, 02/26/2035	281,000	286,710
Howmet Aerospace, Inc., 4.85%, 10/15/2031(c)	313,000	320,733
Huntington Ingalls Industries, Inc.,
5.35%, 01/15/2030	328,000	338,248
5.75%, 01/15/2035(c)	591,000	613,392
L3Harris Technologies, Inc., 5.40%, 07/31/2033	49,000	50,639
Lockheed Martin Corp.,
4.15%, 08/15/2028	1,792,000	1,801,930
4.50%, 02/15/2029	318,000	322,663
4.40%, 08/15/2030(c)	3,285,000	3,312,632
4.80%, 08/15/2034(c)	426,000	427,590
5.00%, 08/15/2035(c)	6,683,000	6,728,090
5.90%, 11/15/2063	47,000	48,168
RTX Corp.,
5.75%, 01/15/2029	187,000	196,398
6.00%, 03/15/2031	177,000	191,240
5.15%, 02/27/2033	156,000	160,322
6.40%, 03/15/2054	125,000	135,382
TransDigm, Inc.,
6.75%, 08/15/2028(b)	3,436,000	3,536,631
6.38%, 03/01/2029(b)	4,037,000	4,138,260
6.38%, 05/31/2033(b)	11,473,000	11,654,147
6.25%, 01/31/2034(b)(c)	1,448,000	1,486,815
		40,589,343
Agricultural & Farm Machinery–0.30%
AGCO Corp.,
5.45%, 03/21/2027	152,000	154,060
5.80%, 03/21/2034(c)	287,000	295,666
CNH Industrial Capital LLC, 4.75%, 03/21/2028(c)	785,000	794,022
Imperial Brands Finance PLC (United Kingdom),
4.50%, 06/30/2028(b)	2,442,000	2,458,313
5.63%, 07/01/2035(b)	3,796,000	3,836,131
6.38%, 07/01/2055(b)	3,776,000	3,792,894
Principal Amount		Value
Agricultural & Farm Machinery–(continued)
John Deere Capital Corp.,
4.38%, 10/15/2030	$4,126,000	$4,160,981
5.10%, 04/11/2034	504,000	516,918
		16,008,985
Agricultural Products & Services–0.29%
Bunge Ltd. Finance Corp.,
4.55%, 08/04/2030(c)	9,062,000	9,113,926
5.15%, 08/04/2035	6,117,000	6,135,744
		15,249,670
Air Freight & Logistics–0.11%
GXO Logistics, Inc.,
6.25%, 05/06/2029	541,000	567,653
6.50%, 05/06/2034	367,000	388,424
United Parcel Service, Inc.,
4.65%, 10/15/2030(c)	1,834,000	1,875,205
5.15%, 05/22/2034	352,000	362,870
5.25%, 05/14/2035(c)	1,904,000	1,952,761
5.50%, 05/22/2054(c)	681,000	654,079
		5,800,992
Aluminum–0.01%
JSC Uzbekneftegaz (Uzbekistan), 8.75%, 05/07/2030(b)	300,000	318,284
Apparel Retail–0.00%
Saks Global Enterprises LLC, 11.00%, 12/15/2029(b)	151,980	61,537
Application Software–0.37%
Autodesk, Inc., 5.30%, 06/15/2035	1,555,000	1,583,305
Cadence Design Systems, Inc., 4.70%, 09/10/2034	278,000	275,324
Cloud Software Group, Inc., 6.50%, 03/31/2029(b)	500,000	505,896
Fair Isaac Corp., 6.00%, 05/15/2033(b)(c)	2,698,000	2,740,947
Intuit, Inc., 5.20%, 09/15/2033	231,000	239,657
Roper Technologies, Inc.,
4.25%, 09/15/2028	1,838,000	1,845,361
4.50%, 10/15/2029	377,000	380,240
4.45%, 09/15/2030(c)	2,297,000	2,302,768
4.75%, 02/15/2032	303,000	305,295
4.90%, 10/15/2034(c)	805,000	797,211
5.10%, 09/15/2035	5,767,000	5,755,218
SS&C Technologies, Inc.,
5.50%, 09/30/2027(b)	1,984,000	1,986,014
6.50%, 06/01/2032(b)	434,000	450,688
Synopsys, Inc., 5.70%, 04/01/2055(c)	467,000	458,951
		19,626,875
Asset Management & Custody Banks–0.42%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034(c)	1,129,000	1,145,862
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Asset Management & Custody Banks–(continued)
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	$272,000	$285,195
5.15%, 05/15/2033	172,000	176,898
5.20%, 04/15/2035	2,255,000	2,282,820
Ares Capital Corp.,
5.88%, 03/01/2029	21,000	21,619
5.50%, 09/01/2030	141,000	142,866
5.80%, 03/08/2032	29,000	29,502
Ares Strategic Income Fund,
5.70%, 03/15/2028	59,000	59,827
5.45%, 09/09/2028(b)	70,000	70,447
6.20%, 03/21/2032	45,000	46,314
Bank of New York Mellon Corp. (The),
5.04% (SOFR + 0.68%), 06/09/2028(d)	5,611,000	5,629,169
4.89%, 07/21/2028(e)	693,000	704,359
4.98%, 03/14/2030(e)	96,000	98,686
5.06%, 07/22/2032(e)	406,000	418,370
5.19%, 03/14/2035(e)	10,000	10,205
5.32%, 06/06/2036(e)	192,000	196,978
Series J, 4.97%, 04/26/2034(e)	20,000	20,202
Blackstone Secured Lending Fund,
2.13%, 02/15/2027	4,923,000	4,750,524
5.88%, 11/15/2027	15,000	15,358
Brookfield Asset Management Ltd. (Canada), 5.80%, 04/24/2035	2,946,000	3,054,595
Citadel L.P.,
6.00%, 01/23/2030(b)	244,000	254,322
6.38%, 01/23/2032(b)	380,000	400,373
Golub Capital Private Credit Fund, 5.45%, 08/15/2028(b)	2,129,000	2,138,130
Northern Trust Corp., 6.13%, 11/02/2032	7,000	7,626
State Street Corp.,
5.34% (SOFR + 0.95%), 04/24/2028(d)	51,000	51,345
5.68%, 11/21/2029(c)(e)	36,000	37,791
4.73%, 02/28/2030	91,000	93,069
4.83%, 04/24/2030	78,000	80,130
6.12%, 11/21/2034(c)(e)	24,000	25,781
5.15%, 02/28/2036(e)	97,000	98,265
		22,346,628
Automobile Manufacturers–1.26%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)(c)	775,000	768,863
American Honda Finance Corp., 4.90%, 01/10/2034	11,000	10,982
Daimler Truck Finance North America LLC (Germany),
5.00%, 01/15/2027(b)	662,000	668,567
4.65%, 10/12/2030(b)	4,455,000	4,464,988
5.00%, 10/12/2032(b)	13,744,000	13,756,413
5.38%, 01/18/2034(b)(c)	655,000	665,882
5.63%, 01/13/2035(b)(c)	1,356,000	1,394,516
Principal Amount		Value
Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026(c)	$970,000	$982,889
7.35%, 11/04/2027	198,000	206,204
5.92%, 03/20/2028(c)	1,323,000	1,343,091
6.80%, 05/12/2028	1,160,000	1,205,026
6.80%, 11/07/2028	1,033,000	1,075,488
7.20%, 06/10/2030(c)	886,000	941,762
7.12%, 11/07/2033	141,000	147,489
Honda Motor Co. Ltd. (Japan),
4.44%, 07/08/2028	5,765,000	5,802,731
4.69%, 07/08/2030	5,094,000	5,143,072
5.34%, 07/08/2035	6,406,000	6,443,600
Hyundai Capital America,
4.88%, 06/23/2027(b)	3,670,000	3,703,267
5.00%, 01/07/2028(b)	3,060,000	3,102,678
5.60%, 03/30/2028(b)	181,000	186,381
5.35%, 03/19/2029(b)	175,000	179,714
5.30%, 01/08/2030(b)	2,681,000	2,761,947
5.80%, 04/01/2030(b)	38,000	39,830
Hyundai Capital Services, Inc. (South Korea), 5.25%, 01/22/2028(b)	4,005,000	4,087,695
Mercedes-Benz Finance North America LLC (Germany),
5.10%, 08/03/2028(b)	799,000	820,003
4.85%, 01/11/2029(b)(c)	595,000	606,902
5.13%, 08/01/2034(b)(c)	1,131,000	1,135,848
PACCAR Financial Corp., 4.00%, 09/26/2029(c)	963,000	964,697
Toyota Motor Credit Corp.,
4.55%, 08/09/2029	415,000	422,290
5.10%, 03/21/2031	143,000	148,338
Volkswagen Group of America Finance LLC (Germany),
4.90%, 08/14/2026(b)	886,000	891,002
5.25%, 03/22/2029(b)(c)	1,134,000	1,156,831
4.95%, 08/15/2029(b)	851,000	862,288
5.60%, 03/22/2034(b)(c)	1,089,000	1,107,690
		67,198,964
Automotive Parts & Equipment–0.43%
BMW US Capital LLC (Germany),
4.50%, 08/11/2030(b)	1,697,000	1,699,120
5.20%, 08/11/2035(b)	4,556,000	4,533,258
Clarios Global L.P./Clarios US Finance Co., 6.75%, 02/15/2030(b)	2,566,000	2,660,544
Cougar JV Subsidiary LLC, 8.00%, 05/15/2032(b)	247,000	262,052
Dana, Inc., 5.63%, 06/15/2028	48,000	48,006
ERAC USA Finance LLC,
5.00%, 02/15/2029(b)	240,000	245,854
4.90%, 05/01/2033(b)	185,000	187,088
Forvia SE (France), 8.00%, 06/15/2030(b)	196,000	206,933
Magna International, Inc. (Canada), 5.88%, 06/01/2035	714,000	743,263
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	277,000	270,429
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Automotive Parts & Equipment–(continued)
PHINIA, Inc.,
6.75%, 04/15/2029(b)	$522,000	$539,488
6.63%, 10/15/2032(b)	16,000	16,446
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028(b)	3,282,000	3,326,750
7.13%, 04/14/2030(b)	3,134,000	3,122,615
6.75%, 04/23/2030(b)(c)	1,283,000	1,252,214
6.88%, 04/23/2032(b)(c)	3,984,000	3,823,172
		22,937,232
Automotive Retail–0.15%
Advance Auto Parts, Inc.,
5.95%, 03/09/2028(c)	286,000	291,425
7.00%, 08/01/2030(b)(c)	2,283,000	2,344,248
7.38%, 08/01/2033(b)(c)	3,009,000	3,086,647
AutoZone, Inc., 5.20%, 08/01/2033	140,000	142,903
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)(c)	275,000	267,025
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	800,000	786,113
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	500,000	495,778
O’Reilly Automotive, Inc., 5.00%, 08/19/2034	740,000	740,797
		8,154,936
Biotechnology–0.04%
AbbVie, Inc.,
4.80%, 03/15/2029(c)	434,000	444,445
5.05%, 03/15/2034	497,000	506,504
5.40%, 03/15/2054	414,000	397,706
5.50%, 03/15/2064(c)	418,000	401,941
Amgen, Inc.,
5.15%, 03/02/2028	194,000	198,557
5.25%, 03/02/2030	57,000	59,060
Gilead Sciences, Inc.,
5.25%, 10/15/2033	142,000	147,564
5.55%, 10/15/2053	99,000	96,924
		2,252,701
Brewers–0.01%
Central American Bottling Corp./CBC Bottling Holdco S.L./Beliv Holdco S.L. (Guatemala), 5.25%, 04/27/2029(b)	400,000	391,104
Cia Cervecerias Unidas S.A. (Chile), 3.35%, 01/19/2032(b)	250,000	224,185
		615,289
Broadcasting–0.03%
Gray Media, Inc., 9.63%, 07/15/2032(b)	75,000	75,442
Paramount Global,
5.85%, 09/01/2043	471,000	424,024
4.95%, 05/19/2050(c)	471,000	368,009
Univision Communications, Inc.,
8.00%, 08/15/2028(b)	146,000	151,650
9.38%, 08/01/2032(b)	698,000	735,494
		1,754,619
Principal Amount		Value
Broadline Retail–0.14%
El Puerto de Liverpool S.A.B. de C.V. (Mexico), 6.66%, 01/22/2037(b)(c)	$4,483,000	$4,759,601
Macy’s Retail Holdings LLC, 7.38%, 08/01/2033(b)	2,578,000	2,650,264
Prosus N.V. (China), 4.19%, 01/19/2032(b)	200,000	190,263
		7,600,128
Building Products–0.14%
Amrize Finance US LLC,
4.60%, 04/07/2027(b)	1,620,000	1,629,050
4.70%, 04/07/2028(b)	1,946,000	1,970,618
4.95%, 04/07/2030(b)(c)	531,000	542,182
5.40%, 04/07/2035(b)	2,905,000	2,948,990
Carrier Global Corp., 5.90%, 03/15/2034	79,000	84,263
Lennox International, Inc., 5.50%, 09/15/2028	218,000	225,951
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)	266,000	263,160
		7,664,214
Cable & Satellite–0.41%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 06/01/2029(b)(c)	1,093,000	1,085,195
6.38%, 09/01/2029(b)	3,207,000	3,257,995
7.38%, 03/01/2031(b)(c)	1,478,000	1,530,205
4.50%, 06/01/2033(b)	272,000	242,831
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
6.65%, 02/01/2034(c)	361,000	385,210
5.85%, 12/01/2035	4,634,000	4,643,958
6.70%, 12/01/2055	3,995,000	3,949,566
Comcast Corp.,
5.50%, 11/15/2032	132,000	139,199
6.05%, 05/15/2055(c)	5,395,000	5,461,907
Cox Communications, Inc., 5.70%, 06/15/2033(b)	60,000	60,741
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.00%, 02/15/2031(b)	132,000	131,306
Virgin Media Secured Finance PLC (United Kingdom), 4.50%, 08/15/2030(b)	1,100,000	1,033,360
		21,921,473
Cargo Ground Transportation–0.06%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)	52,000	52,401
5.35%, 01/12/2027(b)	51,000	51,622
5.70%, 02/01/2028(b)	78,000	80,335
5.55%, 05/01/2028(b)	141,000	145,447
6.05%, 08/01/2028(b)	147,000	153,871
5.25%, 02/01/2030(b)(c)	1,946,000	2,008,641
Ryder System, Inc., 4.90%, 12/01/2029	614,000	627,373
		3,119,690
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Casinos & Gaming–0.02%
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)(c)	$550,000	$521,670
Wynn Macau Ltd. (Macau), 5.13%, 12/15/2029(b)	400,000	385,979
		907,649
Coal & Consumable Fuels–0.01%
FS Luxembourg S.a.r.l. (Brazil), 8.63%, 06/25/2033(b)	600,000	613,158
Commercial & Residential Mortgage Finance–0.33%
Aviation Capital Group LLC,
6.25%, 04/15/2028(b)	107,000	111,806
6.75%, 10/25/2028(b)	277,000	295,338
4.80%, 10/24/2030(b)	8,656,000	8,655,489
Nationstar Mortgage Holdings, Inc., 6.50%, 08/01/2029(b)(c)	518,000	531,928
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(e)	800,000	818,949
Radian Group, Inc., 6.20%, 05/15/2029	290,000	303,928
Rocket Cos., Inc.,
6.13%, 08/01/2030(b)	1,696,000	1,746,244
6.38%, 08/01/2033(b)(c)	4,006,000	4,162,134
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)(c)	445,000	435,870
Walker & Dunlop, Inc., 6.63%, 04/01/2033(b)	258,000	268,617
		17,330,303
Commodity Chemicals–0.02%
Cerdia Finanz GmbH (Germany), 9.38%, 10/03/2031(b)	200,000	212,156
Orbia Advance Corp. S.A.B. de CV (Mexico), 7.50%, 05/13/2035(b)	700,000	722,491
		934,647
Computer & Electronics Retail–0.09%
Dell International LLC/EMC Corp., 5.50%, 04/01/2035(c)	4,835,000	4,927,171
Leidos, Inc., 5.75%, 03/15/2033	97,000	101,715
		5,028,886
Construction & Engineering–0.17%
AECOM, 6.00%, 08/01/2033(b)	8,885,000	9,074,695
Bioceanico Sovereign Certificate Ltd. (Paraguay), 0.00%, 06/05/2034(b)(f)	110,990	89,679
		9,164,374
Construction Machinery & Heavy Transportation Equipment– 0.44%
Caterpillar, Inc.,
5.20%, 05/15/2035(c)	1,628,000	1,668,938
5.50%, 05/15/2055	595,000	590,775
Cummins, Inc.,
4.70%, 02/15/2031	6,064,000	6,163,873
5.30%, 05/09/2035	4,760,000	4,865,809
Principal Amount		Value
Construction Machinery & Heavy Transportation Equipment– (continued)
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	$1,080,000	$1,111,421
Westinghouse Air Brake Technologies Corp.,
4.90%, 05/29/2030(c)	2,517,000	2,575,803
5.50%, 05/29/2035	6,362,000	6,530,269
		23,506,888
Construction Materials–0.08%
JH North America Holdings, Inc.,
5.88%, 01/31/2031(b)(c)	2,680,000	2,711,262
6.13%, 07/31/2032(b)	1,533,000	1,556,938
		4,268,200
Consumer Electronics–0.07%
LG Electronics, Inc. (South Korea),
5.63%, 04/24/2027(b)	1,070,000	1,090,935
5.63%, 04/24/2029(b)	2,167,500	2,257,818
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	275,000	263,661
Telecommunications Co. Telekom Srbija Akcionarsko drustvo, Belgrade (Serbia), 7.00%, 10/28/2029(b)	275,000	277,422
		3,889,836
Consumer Finance–1.18%
American Express Co.,
5.65%, 04/23/2027(e)	585,000	589,828
4.73%, 04/25/2029(e)	2,024,000	2,057,507
5.65% (SOFR + 1.26%), 04/25/2029(d)	6,240,000	6,329,808
4.35%, 07/20/2029(c)(e)	9,374,000	9,423,932
5.20% (SOFR + 0.81%), 07/20/2029(c)(d)	13,966,000	13,995,963
5.53%, 04/25/2030(c)(e)	525,000	548,366
5.02%, 04/25/2031(e)	4,477,000	4,601,457
4.92%, 07/20/2033(c)(e)	6,381,000	6,465,118
5.44%, 01/30/2036(e)	115,000	118,258
5.67%, 04/25/2036(e)	294,000	307,328
Capital One Financial Corp., 7.15%, 10/29/2027(e)	110,000	113,384
EZCORP, Inc., 7.38%, 04/01/2032(b)(c)	502,000	530,554
FirstCash, Inc.,
4.63%, 09/01/2028(b)	650,000	638,696
6.88%, 03/01/2032(b)(c)	7,045,000	7,319,297
General Motors Financial Co., Inc., 5.40%, 04/06/2026	35,000	35,171
goeasy Ltd. (Canada), 6.88%, 02/15/2031(b)(c)	2,019,000	2,020,317
Navient Corp., 5.00%, 03/15/2027	250,000	248,344
OneMain Finance Corp.,
3.50%, 01/15/2027	275,000	269,303
6.63%, 05/15/2029	265,000	272,827
6.75%, 03/15/2032	90,000	92,248
7.13%, 09/15/2032	3,891,000	4,056,408
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Consumer Finance–(continued)
Synchrony Financial,
5.02%, 07/29/2029(e)	$1,020,000	$1,027,465
6.00%, 07/29/2036(e)	1,380,000	1,395,761
		62,457,340
Consumer Staples Merchandise Retail–0.13%
Cencosud S.A. (Chile), 5.95%, 05/28/2031(b)	800,000	833,952
Dollar General Corp., 5.50%, 11/01/2052	75,000	70,036
Walmart, Inc., 4.90%, 04/28/2035	5,778,000	5,871,791
		6,775,779
Copper–0.01%
First Quantum Minerals Ltd. (Zambia), 8.63%, 06/01/2031(b)	250,000	261,464
Distillers & Vintners–0.01%
Constellation Brands, Inc.,
4.80%, 05/01/2030(c)	538,000	546,502
4.90%, 05/01/2033	32,000	31,939
		578,441
Distributors–0.03%
Genuine Parts Co.,
4.95%, 08/15/2029	1,089,000	1,112,079
6.88%, 11/01/2033	270,000	303,372
		1,415,451
Diversified Banks–6.49%
Africa Finance Corp. (Supranational),
4.38%, 04/17/2026(b)	20,285,000	20,209,186
7.50%(b)(e)(g)	4,791,000	4,712,657
Akbank Turk A.S. (Turkey), 7.88%, 09/04/2035(b)(e)	200,000	204,549
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032(b)(c)	628,000	690,741
5.20%, 09/30/2035(b)(c)(e)	610,000	606,172
6.75%(b)(e)(g)	624,000	632,769
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 9.38%(e)(g)	1,807,000	2,001,818
Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(b)	400,000	395,747
Banco de Credito e Inversiones S.A. (Chile), 8.75%(b)(e)(g)	430,000	465,013
Banco do Brasil S.A. (Brazil), 6.00%, 03/18/2031(b)	800,000	817,194
Banco GNB Sudameris S.A. (Colombia), 7.50%, 04/16/2031(b)(e)	200,000	200,289
Banco Macro S.A. (Argentina), 8.00%, 06/23/2029(b)	800,000	794,800
Banco Santander S.A. (Spain),
5.55%, 03/14/2028(c)(e)	800,000	814,443
8.00%(c)(e)(g)	466,667	507,722
9.63%(e)(g)	2,400,000	2,662,750
9.63%(e)(g)	2,600,000	3,071,312
Principal Amount		Value
Diversified Banks–(continued)
Bank Gospodarstwa Krajowego (Poland),
6.25%, 10/31/2028(b)	$550,000	$584,000
5.38%, 05/22/2033(b)	200,000	205,396
5.75%, 07/09/2034(b)	445,000	465,110
Bank of America Corp.,
5.45% (SOFR + 1.05%), 02/04/2028(d)	92,000	92,866
4.95%, 07/22/2028(e)	33,000	33,442
5.23% (SOFR + 0.83%), 01/24/2029(d)	1,037,000	1,038,783
5.20%, 04/25/2029(e)	199,000	204,081
4.62%, 05/09/2029(c)(e)	2,495,000	2,523,507
5.16%, 01/24/2031(c)(e)	475,000	490,371
5.41% (SOFR + 1.01%), 01/24/2031(c)(d)	918,000	918,428
5.43%, 08/15/2035(e)	98,000	98,678
5.51%, 01/24/2036(e)	2,700,000	2,782,822
5.46%, 05/09/2036(e)	380,000	390,484
6.63%(e)(g)	2,908,000	3,001,079
Bank of Montreal (Canada),
7.70%, 05/26/2084(e)	1,037,000	1,083,811
7.30%, 11/26/2084(e)	965,000	1,013,594
Bank of New York Mellon (The),
4.59%, 04/20/2027(e)	1,503,000	1,506,529
5.07% (SOFR + 0.71%), 04/20/2027(d)	1,899,000	1,903,673
4.73%, 04/20/2029(e)	1,435,000	1,458,920
Bank of New Zealand (New Zealand), 5.70%, 01/28/2035(b)(e)	1,056,000	1,090,167
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082(e)	810,000	859,909
8.00%, 01/27/2084(e)	859,000	917,464
Banque Federative du Credit Mutuel (France), 4.59%, 10/16/2028(b)	10,216,000	10,312,303
Barclays PLC (United Kingdom),
5.37%, 02/25/2031(e)	867,000	894,501
6.69%, 09/13/2034(e)	200,000	219,173
5.86%, 08/11/2046(e)	4,411,000	4,384,782
BBVA Bancomer S.A. (Mexico),
5.25%, 09/10/2029(b)	285,000	292,880
8.45%, 06/29/2038(b)(e)	300,000	326,430
BNP Paribas S.A. (France),
4.79%, 05/09/2029(b)(e)	1,434,000	1,447,871
5.83% (SOFR + 1.43%), 05/09/2029(b)(c)(d)	5,529,000	5,595,706
5.09%, 05/09/2031(b)(e)	5,267,000	5,352,892
7.45%(b)(e)(g)	200,000	204,612
BPCE S.A. (France),
6.29%, 01/14/2036(b)(e)	330,000	347,413
6.92%, 01/14/2046(b)(e)	957,000	998,721
CaixaBank S.A. (Spain), 4.89%, 07/03/2031(b)(c)(e)	3,259,000	3,298,222
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Citigroup, Inc.,
5.55% (SOFR + 1.14%), 05/07/2028(d)	$4,717,000	$4,750,378
5.17%, 02/13/2030(e)	182,000	186,798
4.54%, 09/19/2030(e)	1,214,000	1,219,967
4.95%, 05/07/2031(c)(e)	5,173,000	5,271,951
5.87% (SOFR + 1.46%), 05/07/2031(d)	5,456,000	5,547,409
6.17%, 05/25/2034(e)	51,000	53,748
5.83%, 02/13/2035(e)	76,000	78,161
5.41%, 09/19/2039(c)(e)	1,006,000	996,424
5.61%, 03/04/2056(c)(e)	3,251,000	3,175,885
Series AA, 7.63%(e)(g)	5,457,000	5,721,392
Series BB, 7.20%(c)(e)(g)	5,272,000	5,440,678
Series DD, 7.00%(c)(e)(g)	6,536,000	6,876,480
Series W, 4.00%(c)(e)(g)	5,850,000	5,809,743
Series Y, 4.15%(e)(g)	270,000	264,199
Series Z, 7.38%(c)(e)(g)	5,754,000	5,992,803
Comerica, Inc., 5.98%, 01/30/2030(e)	6,000	6,226
Corporacion Financiera de Desarrollo S.A. (Peru), 5.95%, 04/30/2029(b)	3,865,000	3,999,463
Credit Agricole S.A. (France), 5.22%, 05/27/2031(b)(e)	3,511,000	3,593,222
Federation des caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(b)(c)	758,000	765,418
Fifth Third Bancorp,
1.71%, 11/01/2027(e)	39,000	37,851
6.34%, 07/27/2029(e)	27,000	28,505
4.77%, 07/28/2030(e)	132,000	133,661
5.63%, 01/29/2032(e)	62,000	64,951
HSBC Holdings PLC (United Kingdom),
5.89%, 08/14/2027(e)	897,000	909,307
5.60%, 05/17/2028(e)	913,000	932,366
5.21%, 08/11/2028(e)	511,000	519,279
5.29%, 11/19/2030(e)	1,357,000	1,399,791
5.13%, 03/03/2031(e)	1,162,000	1,190,692
5.24%, 05/13/2031(e)	3,538,000	3,638,031
5.97% (SOFR + 1.57%), 05/13/2031(d)	5,988,000	6,095,620
7.40%, 11/13/2034(e)	200,000	225,438
5.79%, 05/13/2036(e)	417,000	434,010
6.33%, 03/09/2044(e)	723,000	776,179
6.88%(e)(g)	722,000	746,431
7.05%(e)(g)	6,051,000	6,257,454
ING Groep N.V. (Netherlands), 5.34%, 03/19/2030(c)(e)	885,000	913,828
JPMorgan Chase & Co.,
5.57%, 04/22/2028(e)	427,000	436,215
4.85%, 07/25/2028(e)	42,000	42,528
4.92%, 01/24/2029(c)(e)	424,000	431,605
5.30%, 07/24/2029(e)	162,000	166,902
6.09%, 10/23/2029(e)	189,000	199,426
5.01%, 01/23/2030(e)	114,000	116,790
5.58%, 04/22/2030(e)	337,000	351,911
5.00%, 07/22/2030(e)	693,000	710,920
4.60%, 10/22/2030(e)	1,219,000	1,232,656
5.14%, 01/24/2031(e)	1,001,000	1,031,855
Principal Amount		Value
Diversified Banks–(continued)
5.10%, 04/22/2031(c)(e)	$2,412,000	$2,489,156
5.72%, 09/14/2033(e)	101,000	106,069
5.34%, 01/23/2035(e)	15,000	15,413
5.50%, 01/24/2036(e)	118,000	121,894
5.57%, 04/22/2036(e)	219,000	227,772
5.58%, 07/23/2036(c)(e)	362,000	370,148
5.53%, 11/29/2045(e)	2,249,000	2,259,924
Series W, 5.47% (3 mo. Term SOFR + 1.26%), 05/15/2047(d)	48,000	42,709
Series NN, 6.88%(c)(e)(g)	306,000	322,302
Series OO, 6.50%(c)(e)(g)	1,043,000	1,073,845
KeyBank N.A., 5.85%, 11/15/2027	818,000	843,962
KeyCorp, 2.55%, 10/01/2029	34,000	31,811
Magyar Export-Import Bank Zartkoruen Mukodo Reszvenytarsasag (Hungary), 6.13%, 12/04/2027(b)	325,000	335,948
Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	799,000	809,189
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.26%, 04/17/2030(c)(e)	985,000	1,017,354
5.16%, 04/24/2031(e)	2,868,000	2,959,347
5.87% (SOFR + 1.48%), 04/24/2031(d)	2,156,000	2,197,486
5.43%, 04/17/2035(e)	225,000	232,070
5.57%, 01/16/2036(e)	279,000	290,389
5.62%, 04/24/2036(e)	774,000	807,206
8.20%(c)(e)(g)	5,145,000	5,631,599
Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(e)	790,000	823,199
5.38%, 07/10/2030(c)(e)	980,000	1,015,575
4.71%, 07/08/2031(e)	5,212,000	5,274,635
5.63% (SOFR + 1.25%), 07/08/2031(d)	5,342,000	5,388,452
5.59%, 07/10/2035(c)(e)	1,211,000	1,261,029
5.32%, 07/08/2036(e)	7,567,000	7,688,771
Morgan Stanley Bank N.A.,
4.95%, 01/14/2028(e)	749,000	756,165
5.02%, 01/12/2029(e)	1,034,000	1,051,905
Morgan Stanley Private Bank N.A.,
4.47%, 07/06/2028(e)	5,030,000	5,054,018
4.73%, 07/18/2031(e)	4,467,000	4,531,142
Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	1,701,000	1,771,132
National Australia Bank Ltd. (Australia), 5.90%, 01/14/2036(b)(c)(e)	362,000	376,690
National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	771,000	788,139
5.00%, 05/30/2028(b)(c)	764,000	784,374
Nordea Bank Abp (Finland),
4.25%, 08/28/2030(b)	12,583,000	12,606,648
6.30%(b)(c)(e)(g)	745,000	746,777
Norinchukin Bank (The) (Japan), 5.09%, 10/16/2029(b)(c)	706,000	721,629
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Panama Infrastructure Receivable Purchaser PLC (United Kingdom), 0.00%, 04/05/2032(b)(f)	$4,414,000	$3,300,701
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(e)	209,000	214,290
5.58%, 06/12/2029(e)	184,000	190,903
4.90%, 05/13/2031(c)(e)	4,783,000	4,882,469
6.04%, 10/28/2033(e)	9,000	9,643
5.07%, 01/24/2034(e)	13,000	13,157
5.37%, 07/21/2036(e)	4,055,000	4,122,312
Series V, 6.20%(e)(g)	106,000	107,962
Series W, 6.25%(e)(g)	160,000	162,230
Royal Bank of Canada (Canada),
5.10% (SOFR + 0.71%), 01/21/2027(d)	49,000	49,169
4.95%, 02/01/2029	93,000	95,758
7.50%, 05/02/2084(e)	1,149,000	1,204,200
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(e)	740,000	750,744
6.75%, 02/08/2028(b)(e)	750,000	774,339
7.02%, 02/08/2030(b)(e)	758,000	819,384
5.01%, 10/15/2030(b)(e)	1,165,000	1,186,319
5.24%, 05/13/2031(b)(e)	2,563,000	2,629,044
6.08% (SOFR + 1.68%), 05/13/2031(b)(d)	2,356,000	2,402,872
2.68%, 06/29/2032(b)(e)	3,298,000	2,934,005
5.40%, 08/12/2036(b)(e)	11,445,000	11,438,638
7.75%(b)(e)(g)	3,864,000	4,016,048
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60%(c)(e)(g)	4,929,000	5,135,954
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 03/09/2026(b)	539,000	542,579
5.65%, 09/14/2026(b)(c)	770,000	781,177
5.55%, 09/14/2028(b)(c)	1,094,000	1,139,458
5.20%, 03/07/2029(b)	1,058,000	1,092,192
5.35%, 03/07/2034(b)	57,000	58,857
Synovus Bank, 5.63%, 02/15/2028(c)	774,000	790,301
Toronto-Dominion Bank (The) (Canada),
4.78%, 12/17/2029(c)	1,298,000	1,326,936
8.13%, 10/31/2082(e)	773,000	816,010
Truist Bank,
4.42%, 07/24/2028(e)	9,987,000	10,018,996
5.14% (SOFR + 0.77%), 07/24/2028(d)	12,473,000	12,480,306
Turkiye Ihracat Kredi Bankasi A.S. (Turkey), 7.50%, 02/06/2028(b)	300,000	311,278
U.S. Bancorp,
5.78%, 06/12/2029(e)	152,000	158,409
5.38%, 01/23/2030(e)	231,000	239,018
UBS AG (Switzerland), 5.65%, 09/11/2028	728,000	760,933
Principal Amount		Value
Diversified Banks–(continued)
Wells Fargo & Co.,
5.71%, 04/22/2028(e)	$264,000	$270,065
4.81%, 07/25/2028(e)	21,000	21,228
5.76% (SOFR + 1.37%), 04/23/2029(d)	2,644,000	2,686,225
5.57%, 07/25/2029(e)	121,000	125,460
6.30%, 10/23/2029(e)	136,000	144,187
5.20%, 01/23/2030(e)	138,000	142,171
5.15%, 04/23/2031(c)(e)	4,320,000	4,450,511
5.39%, 04/24/2034(e)	17,000	17,500
5.56%, 07/25/2034(e)	84,000	87,248
5.50%, 01/23/2035(e)	38,000	39,229
5.61%, 04/23/2036(c)(e)	569,000	590,989
6.85%(e)(g)	515,000	540,805
7.63%(e)(g)	133,000	142,379
Series BB, 3.90%(e)(g)	2,076,000	2,057,331
Westpac Banking Corp. (Australia), 5.62%, 11/20/2035(e)	94,000	95,733
		345,093,854
Diversified Capital Markets–0.40%
Amazon Conservation DAC (Ecuador), 6.03%, 01/16/2042(b)	10,080,000	10,263,254
Apollo Debt Solutions BDC,
5.88%, 08/30/2030(b)	65,000	65,989
6.55%, 03/15/2032(b)	33,000	34,405
Credit Suisse Group AG (Switzerland),
4.50%(b)(e)(g)(h)(i)	5,650,000	339,000
5.25%(b)(e)(g)(h)(i)	3,522,000	211,320
Sixth Street Lending Partners, 6.13%, 07/15/2030(b)	12,000	12,380
SMBC Aviation Capital Finance DAC (Ireland),
5.30%, 04/03/2029(b)	200,000	205,680
5.55%, 04/03/2034(b)	234,000	238,757
UBS Group AG (Switzerland),
5.43%, 02/08/2030(b)(e)	695,000	718,114
6.60%(b)(c)(e)(g)	3,446,000	3,454,387
7.00%(b)(e)(g)	2,494,000	2,520,246
7.13%(b)(e)(g)	1,468,000	1,498,148
Series 28, 9.25%(b)(e)(g)	789,000	866,668
Series 33, 9.25%(b)(c)(e)(g)	728,000	856,775
		21,285,123
Diversified Chemicals–0.01%
SABIC Capital II B.V. (Saudi Arabia), 4.50%, 10/10/2028(b)	200,000	201,341
Sasol Financing USA LLC (South Africa), 8.75%, 05/03/2029(b)	360,000	364,268
		565,609
Diversified Financial Services–2.07%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.50%, 01/31/2056(e)	1,838,000	1,895,362
Aircastle Ltd./Aircastle Ireland DAC, 5.00%, 09/15/2030(b)	2,968,000	2,993,292
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Financial Services–(continued)
Apollo Global Management, Inc.,
6.38%, 11/15/2033	$211,000	$232,793
5.15%, 08/12/2035(c)	5,212,000	5,192,502
Atlas Warehouse Lending Co. L.P., 6.25%, 01/15/2030(b)	250,000	256,065
Avolon Holdings Funding Ltd. (Ireland),
4.95%, 01/15/2028(b)	1,172,000	1,184,366
6.38%, 05/04/2028(b)	272,000	284,593
5.75%, 03/01/2029(b)	41,000	42,480
5.75%, 11/15/2029(b)	24,000	24,937
5.15%, 01/15/2030(b)	96,000	97,722
BlackRock Funding, Inc., 4.90%, 01/08/2035	230,000	234,193
Citadel Finance LLC, 5.90%, 02/10/2030(b)	3,018,000	3,062,531
Citadel Securities Global Holdings LLC,
5.50%, 06/18/2030(b)	1,536,000	1,572,324
6.20%, 06/18/2035(b)	1,020,000	1,048,095
Corebridge Financial, Inc.,
6.05%, 09/15/2033	194,000	205,890
5.75%, 01/15/2034	272,000	284,365
Eagle Funding LuxCo S.a.r.l. (Mexico), 5.50%, 08/17/2030(b)	40,751,000	41,376,528
Gabon Blue Bond Master Trust (Gabon), Series 2, 6.10%, 08/01/2038(b)	4,013,000	4,057,787
GGAM Finance Ltd. (Ireland),
8.00%, 06/15/2028(b)(c)	750,000	796,293
6.88%, 04/15/2029(b)	251,000	260,414
Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027(b)	379,000	390,437
Horizon Mutual Holdings, Inc., 6.20%, 11/15/2034(b)	7,770,000	7,551,617
Jane Street Group/JSG Finance, Inc.,
4.50%, 11/15/2029(b)(c)	702,000	678,485
7.13%, 04/30/2031(b)	1,012,000	1,057,973
6.13%, 11/01/2032(b)(c)	3,467,000	3,485,521
6.75%, 05/01/2033(b)	3,524,000	3,643,767
LPL Holdings, Inc.,
5.70%, 05/20/2027	468,000	477,238
5.20%, 03/15/2030(c)	1,850,000	1,893,800
5.15%, 06/15/2030	1,640,000	1,676,316
5.65%, 03/15/2035(c)	3,034,000	3,068,469
5.75%, 06/15/2035(c)	1,398,000	1,420,341
Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029(b)	8,000	8,420
5.15%, 03/17/2030(b)	29,000	29,397
6.50%, 03/26/2031(b)	9,000	9,648
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	9,425,000	9,430,248
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(b)	376,000	395,520
Wynnton Funding Trust II, 5.99%, 08/15/2055(b)	9,884,000	9,835,327
		110,155,056
Principal Amount		Value
Diversified Metals & Mining–0.47%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	$311,000	$320,440
5.25%, 09/08/2030	232,000	242,254
5.25%, 09/08/2033	385,000	397,166
Corporacion Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	3,583,000	3,541,253
Glencore Funding LLC (Australia),
5.44% (SOFR + 1.06%), 04/04/2027(b)(d)	600,000	603,466
4.91%, 04/01/2028(b)	1,363,000	1,386,236
5.37%, 04/04/2029(b)	367,000	378,216
5.19%, 04/01/2030(b)	1,741,000	1,790,363
5.63%, 04/04/2034(b)	236,000	242,278
5.67%, 04/01/2035(b)	2,095,000	2,144,692
5.89%, 04/04/2054(b)(c)	208,000	203,724
6.14%, 04/01/2055(b)(c)	881,000	889,010
Rio Tinto Finance (USA) PLC (Australia),
4.38%, 03/12/2027	1,226,000	1,233,751
4.50%, 03/14/2028	394,000	398,337
4.88%, 03/14/2030	2,685,000	2,754,068
5.00%, 03/14/2032	1,276,000	1,308,740
5.25%, 03/14/2035	1,302,000	1,327,316
5.75%, 03/14/2055	257,000	257,462
5.88%, 03/14/2065	896,000	899,347
Windfall Mining Group, Inc./Groupe Minier Windfall, Inc. (South Africa), 5.85%, 05/13/2032(b)	4,540,000	4,671,893
		24,990,012
Diversified REITs–0.02%
Trust Fibra Uno (Mexico),
8.25%, 01/23/2037(b)	655,000	710,937
6.39%, 01/15/2050(b)	200,000	178,526
VICI Properties L.P.,
5.75%, 04/01/2034	118,000	121,437
6.13%, 04/01/2054	137,000	133,286
		1,144,186
Diversified Support Services–0.12%
Element Fleet Management Corp. (Canada),
6.32%, 12/04/2028(b)	257,000	272,270
5.04%, 03/25/2030(b)	2,467,000	2,516,984
RB Global Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	1,812,000	1,856,899
7.75%, 03/15/2031(b)(c)	1,803,000	1,894,311
		6,540,464
Drug Retail–0.02%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(b)	1,148,000	1,159,203
Electric Utilities–2.55%
AEP Transmission Co. LLC, 5.38%, 06/15/2035	674,000	690,951
Alabama Power Co.,
5.85%, 11/15/2033	84,000	89,811
5.10%, 04/02/2035(c)	712,000	721,298
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	$520,000	$557,112
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	197,609	155,802
American Electric Power Co., Inc.,
5.75%, 11/01/2027	69,000	71,201
5.20%, 01/15/2029	203,000	209,461
Arizona Public Service Co., 5.90%, 08/15/2055	8,608,000	8,589,234
Baltimore Gas and Electric Co., 5.45%, 06/01/2035(c)	1,764,000	1,818,791
Capital Power (US Holdings), Inc. (Canada),
5.26%, 06/01/2028(b)	2,759,000	2,807,288
6.19%, 06/01/2035(b)	3,563,000	3,687,834
CenterPoint Energy Houston Electric LLC,
4.80%, 03/15/2030	1,147,000	1,175,450
5.05%, 03/01/2035	400,000	402,136
Series AJ, 4.85%, 10/01/2052	128,000	113,727
Chile Electricity Lux MPC II S.a.r.l. (Chile), 5.58%, 10/20/2035(b)	6,624,552	6,701,396
Comision Ejecutiva Hidroelectrica del Rio Lempa (El Salvador), 8.65%, 01/24/2033(b)	333,000	342,607
Comision Federal de Electricidad (Mexico), 6.26%, 02/15/2052(b)	600,000	540,017
Commonwealth Edison Co., 5.95%, 06/01/2055	1,575,000	1,620,484
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	8,000	8,355
5.90%, 11/15/2053	175,000	178,771
Constellation Energy Generation LLC,
6.13%, 01/15/2034	101,000	109,636
6.50%, 10/01/2053	89,000	96,094
5.75%, 03/15/2054	282,000	276,190
Duke Energy Carolinas LLC,
4.85%, 03/15/2030	278,000	286,443
5.25%, 03/15/2035	1,332,000	1,370,886
5.35%, 01/15/2053	96,000	91,152
Duke Energy Corp.,
4.85%, 01/05/2029	193,000	196,759
5.00%, 08/15/2052	60,000	52,435
Duke Energy Indiana LLC,
5.40%, 04/01/2053	106,000	101,020
5.90%, 05/15/2055	978,000	997,198
Electricite de France S.A. (France),
5.70%, 05/23/2028(b)	1,488,000	1,540,281
6.38%, 01/13/2055(b)	12,881,000	12,943,351
9.13%(b)(c)(e)(g)	3,285,000	3,794,231
Enel Finance International N.V. (Italy), 7.05%, 10/14/2025(b)	866,000	868,265
Entergy Corp., 7.13%, 12/01/2054(e)	286,000	298,571
Entergy Louisiana LLC,
5.15%, 09/15/2034	334,000	338,250
5.80%, 03/15/2055	1,258,000	1,253,722
Principal Amount		Value
Electric Utilities–(continued)
Entergy Texas, Inc.,
5.25%, 04/15/2035	$1,040,000	$1,059,153
5.55%, 09/15/2054	361,000	344,536
Evergy Metro, Inc.,
4.95%, 04/15/2033	89,000	90,102
5.13%, 08/15/2035	5,020,000	5,021,468
Exelon Corp.,
5.15%, 03/15/2029	210,000	216,218
5.13%, 03/15/2031(c)	2,245,000	2,319,227
5.45%, 03/15/2034	183,000	188,751
5.60%, 03/15/2053	240,000	227,712
5.88%, 03/15/2055	1,790,000	1,772,841
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(b)	48,000	49,145
FirstEnergy Transmission LLC,
4.55%, 01/15/2030	532,000	536,813
5.00%, 01/15/2035	389,000	386,117
Florida Power & Light Co.,
4.80%, 05/15/2033	58,000	58,583
5.80%, 03/15/2065(c)	691,000	700,603
Georgia Power Co., 4.95%, 05/17/2033	84,000	85,061
Kentucky Utilities Co., 5.85%, 08/15/2055	1,570,000	1,561,046
Louisville Gas and Electric Co., 5.85%, 08/15/2055(c)	2,128,000	2,114,781
MidAmerican Energy Co.,
5.35%, 01/15/2034	81,000	84,231
5.85%, 09/15/2054	109,000	112,060
5.30%, 02/01/2055	210,000	198,181
MVM Energetika Zrt (Hungary), 7.50%, 06/09/2028(b)	200,000	212,455
National Rural Utilities Cooperative Finance Corp.,
4.85%, 02/07/2029	363,000	371,823
5.00%, 02/07/2031	336,000	347,539
5.80%, 01/15/2033	54,000	57,564
5.00%, 08/15/2034	1,806,000	1,825,971
7.13%, 09/15/2053(e)	1,381,000	1,453,414
NextEra Energy Capital Holdings, Inc.,
4.85%, 02/04/2028(c)	348,000	353,913
4.90%, 03/15/2029	549,000	561,048
5.05%, 03/15/2030(c)	3,324,000	3,423,221
5.45%, 03/15/2035(c)	2,396,000	2,450,747
6.75%, 06/15/2054(e)	271,000	286,991
6.38%, 08/15/2055(c)(e)	1,612,000	1,665,810
Niagara Mohawk Power Corp.,
4.65%, 10/03/2030(b)(c)	5,096,000	5,121,141
5.29%, 01/17/2034(b)	190,000	191,916
6.00%, 07/03/2055(b)	5,406,000	5,382,031
Northern States Power Co.,
5.05%, 05/15/2035(c)	2,512,000	2,540,712
5.65%, 05/15/2055(c)	1,687,000	1,675,682
Oglethorpe Power Corp., 5.90%, 02/01/2055(c)	614,000	602,337
Ohio Power Co., 5.65%, 06/01/2034	308,000	319,369
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	1,245,000	1,208,983
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
Oncor Electric Delivery Co. LLC,
4.65%, 11/01/2029	$1,145,000	$1,165,190
5.65%, 11/15/2033	153,000	162,064
5.80%, 04/01/2055(b)	2,479,000	2,482,046
PacifiCorp,
5.10%, 02/15/2029	223,000	228,538
5.30%, 02/15/2031	237,000	246,108
5.45%, 02/15/2034(c)	228,000	231,897
5.80%, 01/15/2055	183,000	173,267
Pinnacle West Capital Corp.,
4.90%, 05/15/2028	636,000	645,817
5.15%, 05/15/2030	1,092,000	1,124,145
PPL Capital Funding, Inc., 5.25%, 09/01/2034	181,000	183,949
PPL Electric Utilities Corp., 5.55%, 08/15/2055	2,100,000	2,055,217
PSEG Power LLC, 5.20%, 05/15/2030(b)	2,756,000	2,837,110
Public Service Co. of Colorado, 5.25%, 04/01/2053	85,000	77,432
Public Service Co. of New Hampshire, 5.35%, 10/01/2033	108,000	112,736
San Diego Gas & Electric Co.,
5.35%, 04/01/2053	176,000	164,273
5.55%, 04/15/2054	402,000	385,026
Sierra Pacific Power Co., 5.90%, 03/15/2054	64,000	63,783
Southern Co. (The),
Conv., 3.25%, 06/15/2028(b)	5,591,000	5,641,319
5.70%, 10/15/2032	53,000	55,912
4.85%, 03/15/2035(c)	961,000	944,315
Southwestern Electric Power Co., 5.30%, 04/01/2033	78,000	79,334
Trans-Allegheny Interstate Line Co., 5.00%, 01/15/2031(b)	1,214,000	1,244,431
Union Electric Co.,
5.20%, 04/01/2034	420,000	430,367
5.25%, 04/15/2035(c)	1,454,000	1,486,203
5.13%, 03/15/2055	472,000	431,729
Virginia Electric & Power Co., 5.00%, 04/01/2033	79,000	80,142
Vistra Operations Co. LLC,
5.05%, 12/30/2026(b)	693,000	698,568
5.63%, 02/15/2027(b)	1,000,000	1,001,030
5.00%, 07/31/2027(b)	69,000	68,857
4.38%, 05/01/2029(b)	500,000	489,016
7.75%, 10/15/2031(b)	3,953,000	4,202,458
6.88%, 04/15/2032(b)(c)	1,703,000	1,788,375
6.95%, 10/15/2033(b)	172,000	190,127
6.00%, 04/15/2034(b)	244,000	254,469
5.70%, 12/30/2034(b)	999,000	1,019,352
Xcel Energy, Inc., 4.75%, 03/21/2028	519,000	525,621
		135,245,729
Electrical Components & Equipment–0.12%
EnerSys,
4.38%, 12/15/2027(b)	949,000	933,182
6.63%, 01/15/2032(b)	256,000	264,006
Principal Amount		Value
Electrical Components & Equipment–(continued)
LG Energy Solution Ltd. (South Korea), 5.88%, 04/02/2035(b)	$410,000	$421,810
Molex Electronic Technologies LLC,
4.75%, 04/30/2028(b)	2,524,000	2,551,553
5.25%, 04/30/2032(b)	1,981,000	2,013,377
Regal Rexnord Corp.,
6.05%, 04/15/2028	9,000	9,322
6.30%, 02/15/2030	68,000	72,078
6.40%, 04/15/2033	80,000	85,158
		6,350,486
Electronic Components–0.02%
Amphenol Corp.,
5.00%, 01/15/2035	647,000	652,775
5.38%, 11/15/2054(c)	397,000	385,744
		1,038,519
Electronic Equipment & Instruments–0.04%
Keysight Technologies, Inc., 5.35%, 07/30/2030	1,992,000	2,070,205
Electronic Manufacturing Services–0.06%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)(c)	3,236,000	3,327,501
Environmental & Facilities Services–0.07%
GFL Environmental, Inc., 4.38%, 08/15/2029(b)	250,000	243,352
Republic Services, Inc.,
4.88%, 04/01/2029	284,000	291,366
5.00%, 12/15/2033	191,000	195,640
5.00%, 04/01/2034	54,000	54,983
Rollins, Inc., 5.25%, 02/24/2035	804,000	809,821
Veralto Corp.,
5.50%, 09/18/2026	304,000	307,251
5.35%, 09/18/2028	280,000	289,306
Waste Management, Inc., 5.35%, 10/15/2054(c)	1,607,000	1,541,168
		3,732,887
Financial Exchanges & Data–0.09%
Intercontinental Exchange, Inc.,
4.95%, 06/15/2052	45,000	40,568
5.20%, 06/15/2062	95,000	87,495
MSCI, Inc., 5.25%, 09/01/2035	4,615,000	4,580,969
Nasdaq, Inc.,
5.35%, 06/28/2028	52,000	53,674
5.55%, 02/15/2034	84,000	87,636
5.95%, 08/15/2053	31,000	31,632
6.10%, 06/28/2063	90,000	92,433
		4,974,407
Food Distributors–0.45%
JBS USA Holding Lux S.a.r.l./JBS USA Foods Group Holdings, Inc./JBS USA Food Co.,
5.50%, 01/15/2036(b)	10,193,000	10,233,002
6.25%, 03/01/2056(b)	8,910,000	8,791,522
6.38%, 04/15/2066(b)	4,051,000	4,008,680
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Food Distributors–(continued)
Sysco Corp., 5.10%, 09/23/2030	$753,000	$776,771
		23,809,975
Food Retail–0.03%
Kroger Co. (The),
5.00%, 09/15/2034	729,000	726,987
5.65%, 09/15/2064	1,012,000	950,723
		1,677,710
Forest Products–0.06%
Celulosa Arauco y Constitucion S.A. (Chile), 5.15%, 01/29/2050(b)	200,000	169,998
Georgia-Pacific LLC,
4.40%, 06/30/2028(b)	1,235,000	1,246,550
4.95%, 06/30/2032(b)(c)	1,655,000	1,688,225
		3,104,773
Gas Utilities–0.37%
Atmos Energy Corp.,
5.90%, 11/15/2033	113,000	121,752
5.20%, 08/15/2035	7,316,000	7,418,153
6.20%, 11/15/2053	98,000	104,574
Infraestructura Energetica Nova, S.A.P.I. de C.V. (Mexico), 4.88%, 01/14/2048(b)	400,000	310,704
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	142,000	146,735
Snam S.p.A. (Italy),
5.00%, 05/28/2030(b)(c)	2,957,000	3,000,740
5.75%, 05/28/2035(b)	3,557,000	3,654,420
6.50%, 05/28/2055(b)	3,041,000	3,170,283
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	76,000	80,074
Southern Natural Gas Co. L.L.C., 5.45%, 08/01/2035(b)(c)	1,734,000	1,744,730
Southwest Gas Corp., 5.45%, 03/23/2028	100,000	102,955
		19,855,120
Gold–0.19%
Boroo Investments Pte. Ltd. (Peru), 9.50%, 08/07/2032(b)	8,256,000	7,905,120
Navoi Mining & Metallurgical Combinat (Uzbekistan), 6.95%, 10/17/2031(b)	600,000	634,426
New Gold, Inc. (Canada), 6.88%, 04/01/2032(b)	1,616,000	1,685,653
		10,225,199
Health Care Distributors–0.41%
Cardinal Health, Inc.,
4.50%, 09/15/2030	2,266,000	2,270,967
5.45%, 02/15/2034	193,000	198,313
5.15%, 09/15/2035(c)	2,302,000	2,286,978
Cencora, Inc., 5.13%, 02/15/2034	182,000	184,095
Principal Amount		Value
Health Care Distributors–(continued)
McKesson Corp.,
4.25%, 09/15/2029	$471,000	$473,750
4.65%, 05/30/2030(c)	5,133,000	5,223,172
4.95%, 05/30/2032(c)	3,862,000	3,940,171
5.25%, 05/30/2035	6,960,000	7,096,569
		21,674,015
Health Care Equipment–0.13%
GE HealthCare Technologies, Inc., 4.80%, 01/15/2031(c)	2,324,000	2,363,694
Smith & Nephew PLC (United Kingdom),
5.15%, 03/20/2027	312,000	316,490
5.40%, 03/20/2034	398,000	407,709
Stryker Corp.,
4.25%, 09/11/2029	704,000	706,601
4.85%, 02/10/2030	1,036,000	1,063,383
5.20%, 02/10/2035	1,747,000	1,787,665
		6,645,542
Health Care Facilities–0.07%
Adventist Health System, 5.76%, 12/01/2034	222,000	223,959
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	588,000	339,715
Tenet Healthcare Corp., 6.13%, 10/01/2028	657,000	657,885
Universal Health Services, Inc.,
4.63%, 10/15/2029	640,000	639,065
5.05%, 10/15/2034	1,067,000	1,029,241
UPMC,
5.04%, 05/15/2033	449,000	455,112
5.38%, 05/15/2043	264,000	252,913
		3,597,890
Health Care REITs–0.09%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	100,000	99,212
5.63%, 05/15/2054(c)	515,000	484,105
Healthpeak OP LLC, 5.38%, 02/15/2035(c)	532,000	538,137
Omega Healthcare Investors, Inc., 5.20%, 07/01/2030(c)	3,539,000	3,591,642
		4,713,096
Health Care Services–1.01%
CommonSpirit Health,
5.32%, 12/01/2034	1,399,000	1,414,327
5.55%, 12/01/2054	562,000	532,581
Community Health Systems, Inc., 6.00%, 01/15/2029(b)	150,000	144,760
CVS Health Corp.,
5.00%, 01/30/2029	145,000	147,807
5.25%, 01/30/2031	14,000	14,402
5.00%, 09/15/2032(c)	1,309,000	1,315,402
5.45%, 09/15/2035	5,516,000	5,530,498
6.75%, 12/10/2054(e)	5,744,000	5,837,099
7.00%, 03/10/2055(c)(e)	20,671,000	21,572,421
6.20%, 09/15/2055(c)	6,726,000	6,624,908
6.25%, 09/15/2065	3,120,000	3,052,694
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Health Care Services–(continued)
DaVita, Inc.,
4.63%, 06/01/2030(b)	$150,000	$144,521
6.88%, 09/01/2032(b)	38,000	39,341
6.75%, 07/15/2033(b)	135,000	140,022
HCA, Inc.,
5.00%, 03/01/2028(c)	629,000	640,520
5.45%, 09/15/2034	289,000	292,804
5.75%, 03/01/2035	1,237,000	1,273,069
5.90%, 06/01/2053	155,000	148,201
6.20%, 03/01/2055	582,000	578,359
Icon Investments Six DAC,
5.81%, 05/08/2027	989,000	1,010,004
5.85%, 05/08/2029	757,000	791,956
6.00%, 05/08/2034	740,000	769,602
Laboratory Corp. of America Holdings, 4.35%, 04/01/2030	1,341,000	1,342,221
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	268,000	165,562
Quest Diagnostics, Inc., 6.40%, 11/30/2033	146,000	160,937
		53,684,018
Health Care Supplies–0.29%
DENTSPLY SIRONA, Inc., 8.38%, 09/12/2055(e)	12,969,000	13,233,516
Medline Borrower L.P.,
3.88%, 04/01/2029(b)	140,000	134,522
5.25%, 10/01/2029(b)	269,000	266,563
Solventum Corp.,
5.45%, 02/25/2027	330,000	336,427
5.40%, 03/01/2029(c)	1,024,000	1,067,914
5.60%, 03/23/2034	535,000	555,860
		15,594,802
Highways & Railtracks–0.02%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(b)	1,144,885	1,060,024
Home Improvement Retail–0.01%
Home Depot, Inc. (The), 4.90%, 04/15/2029	279,000	287,591
Lowe’s Cos., Inc.,
5.80%, 09/15/2062	33,000	31,787
5.85%, 04/01/2063	79,000	76,635
		396,013
Homebuilding–0.10%
D.R. Horton, Inc., 5.00%, 10/15/2034(c)	527,000	527,402
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	250,000	253,323
Toll Brothers Finance Corp., 5.60%, 06/15/2035(c)	4,405,000	4,475,049
		5,255,774
Hotel & Resort REITs–0.09%
Phillips Edison Grocery Center Operating Partnership I L.P.,
5.25%, 08/15/2032	3,276,000	3,345,576
5.75%, 07/15/2034	137,000	141,760
4.95%, 01/15/2035	435,000	425,636
Principal Amount		Value
Hotel & Resort REITs–(continued)
RHP Hotel Properties L.P./RHP Finance Corp., 6.50%, 06/15/2033(b)	$262,000	$270,796
RLJ Lodging Trust L.P., 3.75%, 07/01/2026(b)	500,000	494,013
		4,677,781
Hotels, Resorts & Cruise Lines–0.70%
Carnival Corp.,
7.00%, 08/15/2029(b)	186,000	196,308
5.75%, 03/15/2030(b)(c)	1,808,000	1,854,695
5.88%, 06/15/2031(b)	12,940,000	13,273,464
5.75%, 08/01/2032(b)	9,603,000	9,773,453
6.13%, 02/15/2033(b)	124,000	127,414
Expedia Group, Inc., 5.40%, 02/15/2035(c)	1,454,000	1,478,174
Hilton Domestic Operating Co., Inc.,
5.75%, 05/01/2028(b)	275,000	275,677
5.88%, 04/01/2029(b)	1,434,000	1,461,189
3.75%, 05/01/2029(b)	500,000	479,833
6.13%, 04/01/2032(b)(c)	607,000	623,800
5.75%, 09/15/2033(b)	4,275,000	4,312,941
Marriott International, Inc.,
4.20%, 07/15/2027(c)	504,000	504,980
4.88%, 05/15/2029	134,000	136,577
4.80%, 03/15/2030(c)	635,000	645,734
5.30%, 05/15/2034	148,000	150,225
5.35%, 03/15/2035(c)	482,000	486,857
Royal Caribbean Cruises Ltd.,
6.25%, 03/15/2032(b)	707,000	730,122
6.00%, 02/01/2033(b)	818,000	839,756
		37,351,199
Household Appliances–0.05%
Whirlpool Corp.,
6.13%, 06/15/2030(c)	794,000	803,449
6.50%, 06/15/2033(c)	1,590,000	1,602,591
		2,406,040
Housewares & Specialties–0.01%
Newell Brands, Inc.,
6.63%, 09/15/2029	128,000	128,862
6.38%, 05/15/2030(c)	309,000	305,517
		434,379
Independent Power Producers & Energy Traders–0.30%
AES Corp. (The), 5.80%, 03/15/2032(c)	4,154,000	4,276,170
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(b)	200,000	191,198
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	200,000	184,942
EnfraGen Energia Sur SAU/EnfraGen Chile S.p.A./EnfraGen Spain SAU (Colombia), 8.50%, 06/30/2032(b)(c)	300,000	309,657
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Independent Power Producers & Energy Traders–(continued)
FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple (Mexico), 7.25%, 01/31/2041(b)(c)	$2,330,664	$2,397,041
Vistra Corp.,
7.00%(b)(e)(g)	3,538,000	3,590,971
Series C, 8.88%(b)(e)(g)	4,402,000	4,799,443
Zorlu Enerji Elektrik Uretim A.S. (Turkey), 11.00%, 04/23/2030(b)	400,000	383,141
		16,132,563
Industrial Conglomerates–0.26%
Honeywell International, Inc.,
4.88%, 09/01/2029(c)	456,000	469,996
4.95%, 09/01/2031	561,000	578,821
5.00%, 02/15/2033	70,000	71,429
5.00%, 03/01/2035(c)	423,000	426,024
5.35%, 03/01/2064	683,000	636,746
Siemens Funding B.V. (Germany),
4.35%, 05/26/2028(b)(c)	4,800,000	4,850,066
4.60%, 05/28/2030(b)	2,555,000	2,601,068
4.90%, 05/28/2032(b)	1,320,000	1,351,104
5.20%, 05/28/2035(b)	1,543,000	1,589,125
5.90%, 05/28/2065(b)(c)	1,206,000	1,251,377
		13,825,756
Industrial Machinery & Supplies & Components–0.16%
Enpro, Inc., 6.13%, 06/01/2033(b)(c)	5,179,000	5,297,682
ESAB Corp., 6.25%, 04/15/2029(b)	500,000	514,732
Ingersoll Rand, Inc.,
5.20%, 06/15/2027	385,000	391,772
5.40%, 08/14/2028	38,000	39,323
Nordson Corp.,
5.60%, 09/15/2028	84,000	87,144
5.80%, 09/15/2033	126,000	133,890
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	165,000	169,854
Weir Group, Inc. (United Kingdom), 5.35%, 05/06/2030(b)	1,790,000	1,828,416
		8,462,813
Industrial REITs–0.00%
LXP Industrial Trust, 6.75%, 11/15/2028	105,000	111,788
Insurance Brokers–0.02%
Arthur J. Gallagher & Co.,
4.85%, 12/15/2029	212,000	216,222
5.00%, 02/15/2032	248,000	252,693
5.15%, 02/15/2035	382,000	383,293
6.75%, 02/15/2054	11,000	12,031
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	154,000	160,443
5.45%, 03/15/2053	62,000	59,489
5.70%, 09/15/2053	147,000	145,926
		1,230,097
Principal Amount		Value
Integrated Oil & Gas–0.96%
BP Capital Markets PLC, 6.13%(e)(g)	$2,017,000	$2,061,451
Ecopetrol S.A. (Colombia),
7.75%, 02/01/2032	430,000	438,007
8.38%, 01/19/2036	2,323,000	2,354,769
Eni S.p.A. (Italy), 5.50%, 05/15/2034(b)	722,000	736,673
Occidental Petroleum Corp.,
5.00%, 08/01/2027	109,000	110,147
5.20%, 08/01/2029	326,000	330,405
5.38%, 01/01/2032	586,000	589,804
5.55%, 10/01/2034	262,000	260,879
6.45%, 09/15/2036	218,000	225,644
4.63%, 06/15/2045	158,000	120,971
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	5,908,000	6,273,691
6.63%, 06/15/2035	9,803,000	8,924,653
Saudi Arabian Oil Co. (Saudi Arabia),
3.50%, 04/16/2029(b)	200,000	195,060
4.75%, 06/02/2030(b)	7,924,000	8,058,374
5.38%, 06/02/2035(b)(c)	9,638,000	9,902,384
6.38%, 06/02/2055(b)	9,933,000	10,227,862
		50,810,774
Integrated Telecommunication Services–0.88%
AT&T, Inc.,
5.40%, 02/15/2034	137,000	141,279
6.05%, 08/15/2056(c)	5,231,000	5,264,163
Bell Canada (Canada),
6.88%, 09/15/2055(c)(e)	5,159,000	5,281,841
7.00%, 09/15/2055(e)	4,321,000	4,430,257
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(e)	8,833,000	8,762,300
C&W Senior Finance Ltd. (Panama), 9.00%, 01/15/2033(b)	200,000	210,237
Level 3 Financing, Inc.,
6.88%, 06/30/2033(b)	399,000	402,972
7.00%, 03/31/2034(b)	112,500	113,363
Maya S.A.S. (France),
7.00%, 10/15/2028(b)(c)	650,000	661,928
8.50%, 04/15/2031(b)	295,000	317,610
NTT Finance Corp. (Japan),
4.88%, 07/16/2030(b)	1,674,000	1,700,405
5.50%, 07/16/2035(b)(c)	2,586,000	2,650,577
Ooredoo International Finance Ltd. (Qatar), 4.63%, 10/10/2034(b)	265,000	263,394
Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%, 04/04/2032(b)	200,000	196,942
Telecom Argentina S.A. (Argentina), 9.25%, 05/28/2033(b)	800,000	819,935
TELUS Corp. (Canada),
6.63%, 10/15/2055(e)	2,864,000	2,914,475
7.00%, 10/15/2055(e)	2,831,000	2,912,196
Turk Telekomunikasyon A.S. (Turkey), 7.38%, 05/20/2029(b)	700,000	727,408
Verizon Communications, Inc., 5.25%, 04/02/2035(c)	3,394,000	3,427,535
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Integrated Telecommunication Services–(continued)
Zegona Finance PLC (United Kingdom), 8.63%, 07/15/2029(b)	$4,973,000	$5,297,687
		46,496,504
Interactive Media & Services–0.74%
Alphabet, Inc., 5.30%, 05/15/2065	1,800,000	1,732,716
Flutter Treasury DAC (Ireland), 5.88%, 06/04/2031(b)	8,127,000	8,280,072
Globo Comunicacao e Participacoes S.A. (Brazil), 5.50%, 01/14/2032(b)	300,000	288,701
Match Group Holdings II LLC, 6.13%, 09/15/2033(b)	5,339,000	5,401,290
Meta Platforms, Inc.,
4.55%, 08/15/2031(c)	281,000	286,566
4.75%, 08/15/2034(c)	1,112,000	1,118,086
5.40%, 08/15/2054	1,372,000	1,317,197
5.75%, 05/15/2063	187,000	186,566
5.55%, 08/15/2064	1,946,000	1,884,678
WarnerMedia Holdings, Inc.,
4.05%, 03/15/2029	422,000	401,231
4.28%, 03/15/2032(c)	968,000	835,989
5.05%, 03/15/2042	25,904,000	17,473,932
5.14%, 03/15/2052	45,000	28,060
		39,235,084
Internet Services & Infrastructure–0.20%
CoreWeave, Inc.,
9.25%, 06/01/2030(b)(c)	7,651,000	7,686,500
9.00%, 02/01/2031(b)	3,221,000	3,192,805
		10,879,305
Investment Banking & Brokerage–1.17%
Blue Owl Technology Finance Corp., 6.75%, 04/04/2029	48,000	49,709
Brookfield Finance, Inc. (Canada), 5.33%, 01/15/2036	15,466,000	15,380,010
Charles Schwab Corp. (The), Series K, 5.00%(e)(g)	67,000	66,678
Goldman Sachs Group, Inc. (The),
5.15% (SOFR + 0.79%), 12/09/2026(d)	191,000	191,217
5.68% (SOFR + 1.29%), 04/23/2028(d)	2,120,000	2,140,987
5.73%, 04/25/2030(e)	317,000	332,094
5.05%, 07/23/2030(e)	583,000	597,008
4.69%, 10/23/2030(e)	715,000	723,051
5.21%, 01/28/2031(c)(e)	974,000	1,003,955
5.22%, 04/23/2031(e)	4,348,000	4,490,349
5.85%, 04/25/2035(e)	48,000	50,635
5.33%, 07/23/2035(e)	59,000	60,030
5.54%, 01/28/2036(e)	341,000	351,766
5.73%, 01/28/2056(e)	2,074,000	2,069,131
Series V, 4.13%(e)(g)	1,513,000	1,472,033
Series W, 7.50%(c)(e)(g)	8,038,000	8,543,357
Series X, 7.50%(c)(e)(g)	9,235,000	9,717,390
Principal Amount		Value
Investment Banking & Brokerage–(continued)
Morgan Stanley,
5.12%, 02/01/2029(e)	$34,000	$34,730
4.99%, 04/12/2029(e)	1,060,000	1,079,830
5.16%, 04/20/2029(e)	133,000	135,997
5.45%, 07/20/2029(e)	79,000	81,571
6.41%, 11/01/2029(e)	162,000	172,243
5.17%, 01/16/2030(e)	134,000	137,770
5.04%, 07/19/2030(e)	418,000	428,311
4.65%, 10/18/2030(e)	1,059,000	1,069,534
5.19%, 04/17/2031(c)(e)	3,127,000	3,224,189
5.25%, 04/21/2034(e)	53,000	54,126
5.42%, 07/21/2034(e)	38,000	39,246
5.47%, 01/18/2035(e)	30,000	30,945
5.83%, 04/19/2035(e)	41,000	43,288
5.32%, 07/19/2035(e)	76,000	77,478
5.59%, 01/18/2036(e)	223,000	230,657
5.66%, 04/17/2036(e)	263,000	273,862
5.95%, 01/19/2038(e)	29,000	30,143
Nomura Holdings, Inc. (Japan),
4.90%, 07/01/2030	4,180,000	4,241,586
5.49%, 06/29/2035	3,442,000	3,516,819
		62,141,725
IT Consulting & Other Services–0.22%
International Business Machines Corp.,
4.65%, 02/10/2028	2,301,000	2,336,174
4.80%, 02/10/2030(c)	4,813,000	4,934,656
5.20%, 02/10/2035(c)	1,848,000	1,878,334
5.70%, 02/10/2055	2,790,000	2,742,399
		11,891,563
Leisure Facilities–0.06%
Vail Resorts, Inc., 5.63%, 07/15/2030(b)(c)	3,338,000	3,384,582
Leisure Products–0.00%
Brunswick Corp., 5.85%, 03/18/2029(c)	235,000	243,740
Life & Health Insurance–2.32%
200 Park Funding Trust, 5.74%, 02/15/2055(b)	1,616,000	1,584,936
AIA Group Ltd. (Hong Kong),
5.38%, 04/05/2034(b)(c)	4,177,000	4,332,879
4.95%, 03/30/2035(b)(c)	6,976,000	7,013,249
5.40%, 09/30/2054(b)(c)	3,937,000	3,772,273
American National Global Funding, 5.55%, 01/28/2030(b)	598,000	616,647
American National Group, Inc.,
6.00%, 07/15/2035	6,186,000	6,257,230
7.00%, 12/01/2055(e)	5,874,000	6,025,197
Athene Global Funding, 5.58%, 01/09/2029(b)	580,000	600,506
Athene Holding Ltd.,
6.25%, 04/01/2054	247,000	244,160
6.63%, 05/19/2055(c)	2,903,000	2,979,156
Belrose Funding Trust II, 6.79%, 05/15/2055(b)	4,569,000	4,740,437
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Life & Health Insurance–(continued)
Corebridge Global Funding,
5.90%, 09/19/2028(b)	$176,000	$184,239
5.20%, 01/12/2029(b)	353,000	363,196
5.20%, 06/24/2029(b)	562,000	579,165
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 6.20%(b)(e)(g)	1,364,000	1,417,658
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(b)	25,986,000	25,411,895
GA Global Funding Trust, 5.50%, 01/08/2029(b)	621,000	641,723
High Street Funding Trust III, 5.81%, 02/15/2055(b)	980,000	941,479
Jackson National Life Global Funding, 4.70%, 06/05/2028(b)	3,100,000	3,138,092
Lincoln Financial Global Funding,
4.63%, 05/28/2028(b)	2,769,000	2,797,979
4.63%, 08/18/2030(b)(c)	2,818,000	2,838,514
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(i)	27,101,000	24,472,203
MassMutual Global Funding II, 4.55%, 05/07/2030(b)	3,266,000	3,306,709
MetLife, Inc.,
5.25%, 01/15/2054	31,000	29,152
Series G, 6.35%, 03/15/2055(e)	2,246,000	2,342,266
Nippon Life Insurance Co. (Japan),
5.95%, 04/16/2054(b)(e)	996,000	1,032,884
6.50%, 04/30/2055(b)(c)(e)	1,349,000	1,440,049
Pricoa Global Funding I, 4.65%, 08/27/2031(b)	552,000	557,919
Prudential Financial, Inc., 5.20%, 03/14/2035(c)	3,011,000	3,065,568
Wynnton Funding Trust, 5.25%, 08/15/2035(b)	10,312,000	10,327,878
		123,055,238
Managed Health Care–0.02%
Humana, Inc., 5.75%, 12/01/2028	102,000	106,365
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	65,000	46,878
3.00%, 06/01/2051	44,000	28,204
UnitedHealth Group, Inc.,
5.25%, 02/15/2028	85,000	87,419
5.30%, 02/15/2030	144,000	149,894
5.35%, 02/15/2033	111,000	114,859
5.63%, 07/15/2054	247,000	235,296
5.75%, 07/15/2064	43,000	41,212
		810,127
Marine Transportation–0.12%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033(b)	135,000	142,814
NCL Corp. Ltd., 6.75%, 02/01/2032(b)	65,000	67,076
Stena International S.A. (Sweden), 7.63%, 02/15/2031(b)	6,023,000	6,218,712
		6,428,602
Principal Amount		Value
Metal, Glass & Plastic Containers–0.39%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(b)	$200,000	$200,166
Ball Corp.,
6.88%, 03/15/2028	250,000	255,366
5.50%, 09/15/2033	11,822,000	11,972,160
Crown Americas LLC, 5.88%, 06/01/2033(b)	6,599,000	6,680,959
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030	728,000	754,339
5.44%, 04/03/2034	713,000	732,418
		20,595,408
Movies & Entertainment–0.01%
Netflix, Inc., 5.40%, 08/15/2054	130,000	126,807
Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030(b)	280,000	256,881
		383,688
Multi-Family Residential REITs–0.05%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	199,000	205,753
ERP Operating L.P., 4.95%, 06/15/2032	1,302,000	1,330,540
Essex Portfolio L.P., 5.50%, 04/01/2034	144,000	148,780
Mid-America Apartments L.P., 5.30%, 02/15/2032	638,000	664,755
UDR, Inc., 5.13%, 09/01/2034	190,000	190,905
		2,540,733
Multi-line Insurance–0.08%
Acrisure LLC, 7.50%, 11/06/2030(b)	500,000	518,503
Allianz SE (Germany), 3.50%(b)(e)(g)	2,400,000	2,384,299
American International Group, Inc., 4.85%, 05/07/2030(c)	913,000	934,741
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	521,000	535,967
		4,373,510
Multi-Utilities–0.63%
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026	276,000	278,044
Ameren Illinois Co., 4.95%, 06/01/2033	117,000	119,212
Black Hills Corp., 6.15%, 05/15/2034	238,000	252,615
CenterPoint Energy, Inc., Conv., 3.00%, 08/01/2028(b)	8,443,000	8,507,577
CMS Energy Corp., 6.50%, 06/01/2055(e)	1,003,000	1,025,611
Dominion Energy, Inc.,
5.38%, 11/15/2032	109,000	112,577
6.00%, 02/15/2056(e)	2,769,000	2,797,111
DTE Electric Co.,
5.20%, 03/01/2034(c)	168,000	173,126
5.85%, 05/15/2055	831,000	850,847
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Multi-Utilities–(continued)
DTE Energy Co.,
4.95%, 07/01/2027	$279,000	$282,901
5.85%, 06/01/2034	137,000	143,997
ENGIE S.A. (France),
5.25%, 04/10/2029(b)	728,000	749,667
5.63%, 04/10/2034(b)(c)	600,000	622,690
5.88%, 04/10/2054(b)(c)	770,000	778,903
NiSource, Inc.,
5.25%, 03/30/2028	50,000	51,390
5.35%, 04/01/2034	323,000	330,629
5.85%, 04/01/2055	1,272,000	1,252,323
Public Service Enterprise Group, Inc., 5.88%, 10/15/2028	320,000	335,211
Sempra,
6.88%, 10/01/2054(e)	525,000	534,054
6.55%, 04/01/2055(e)	1,219,000	1,203,573
6.63%, 04/01/2055(e)	1,097,000	1,102,784
6.38%, 04/01/2056(e)	7,022,000	7,081,874
WEC Energy Group, Inc.,
5.15%, 10/01/2027	82,000	83,590
Conv., 3.38%, 06/01/2028(b)	4,789,000	4,852,454
		33,522,760
Office REITs–0.12%
Brandywine Operating Partnership L.P.,
8.30%, 03/15/2028(c)	2,060,000	2,192,091
8.88%, 04/12/2029(c)	3,138,000	3,414,050
Cousins Properties L.P.,
5.38%, 02/15/2032	374,000	382,030
5.88%, 10/01/2034	455,000	470,825
		6,458,996
Oil & Gas Drilling–0.01%
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	259,000	258,511
Transocean Poseidon Ltd., 6.88%, 02/01/2027(b)	495,000	496,454
		754,965
Oil & Gas Equipment & Services–0.01%
Tidewater, Inc., 9.13%, 07/15/2030(b)	264,000	281,888
Oil & Gas Exploration & Production–0.59%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	2,121,000	2,213,842
Azule Energy Finance PLC (Angola), 8.13%, 01/23/2030(b)	330,000	333,342
Caturus Energy LLC, 8.50%, 02/15/2030(b)	255,000	264,781
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	260,000	256,536
ConocoPhillips Co., 5.70%, 09/15/2063	110,000	104,756
Diamondback Energy, Inc.,
5.20%, 04/18/2027(c)	338,000	343,235
5.15%, 01/30/2030(c)	383,000	393,595
5.90%, 04/18/2064	212,000	196,417
Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
EOG Resources, Inc.,
4.40%, 07/15/2028	$1,194,000	$1,205,915
5.35%, 01/15/2036	2,747,000	2,789,649
5.95%, 07/15/2055	4,234,000	4,275,183
Expand Energy Corp., 5.38%, 03/15/2030	284,000	287,042
Gran Tierra Energy, Inc. (Colombia), 9.50%, 10/15/2029(b)(c)	408,000	332,016
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.88%, 05/15/2034(b)	920,000	883,705
7.25%, 02/15/2035(b)	1,424,000	1,390,408
Pluspetrol S.A. (Argentina), 8.50%, 05/30/2032(b)	800,000	819,936
SM Energy Co., 6.50%, 07/15/2028(c)	500,000	505,083
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	1,236,952	1,271,820
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	7,487,000	7,097,225
Var Energi ASA (Norway),
5.88%, 05/22/2030(b)	2,502,000	2,595,768
6.50%, 05/22/2035(b)	2,397,000	2,511,639
Vista Energy Argentina S.A.U. (Argentina), 8.50%, 06/10/2033(b)	500,000	508,625
Woodside Finance Ltd. (Australia), 5.70%, 05/19/2032	614,000	634,802
		31,215,320
Oil & Gas Refining & Marketing–0.17%
Empresa Nacional del Petroleo (Chile),
6.15%, 05/10/2033(b)	600,000	629,613
5.95%, 07/30/2034(b)	2,578,000	2,669,560
Phillips 66 Co., 5.30%, 06/30/2033	148,000	151,402
Raizen Fuels Finance S.A. (Brazil),
6.70%, 02/25/2037(b)	3,011,000	2,888,166
6.95%, 03/05/2054(b)	2,718,000	2,511,261
Sunoco L.P., 6.25%, 07/01/2033(b)	275,000	281,229
		9,131,231
Oil & Gas Storage & Transportation–3.12%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(b)	200,000	196,130
Abu Dhabi Developmental Holding Co. PJSC (United Arab Emirates), 5.00%, 05/06/2035(b)	492,000	498,276
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 06/15/2029(b)	275,000	273,532
6.63%, 02/01/2032(b)	3,803,000	3,935,440
Cheniere Energy Partners L.P., 5.95%, 06/30/2033	124,000	129,888
Columbia Pipelines Holding Co. LLC,
6.06%, 08/15/2026(b)	100,000	101,228
5.10%, 10/01/2031(b)	507,000	515,625
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054(b)	$1,079,000	$997,811
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.38%, 06/30/2033(b)	270,000	270,374
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	571,000	545,808
Enbridge, Inc. (Canada),
5.70%, 03/08/2033	114,000	118,969
7.63%, 01/15/2083(e)	110,000	117,696
Series NC5, 8.25%, 01/15/2084(e)	62,000	66,196
Energy Transfer L.P.,
6.10%, 12/01/2028	87,000	91,550
6.40%, 12/01/2030	63,000	68,193
5.55%, 05/15/2034	212,000	215,384
5.95%, 05/15/2054	221,000	207,232
8.00%, 05/15/2054(c)(e)	3,819,000	4,071,188
6.05%, 09/01/2054	576,000	548,485
7.13%, 10/01/2054(e)	13,492,000	13,947,665
6.50%, 02/15/2056(e)	12,426,000	12,376,072
6.75%, 02/15/2056(e)	10,318,000	10,293,230
Enterprise Products Operating LLC,
4.30%, 06/20/2028(c)	3,158,000	3,183,020
5.20%, 01/15/2036	3,210,000	3,241,076
Excelerate Energy L.P., 8.00%, 05/15/2030(b)	256,000	272,771
Florida Gas Transmission Co. LLC, 5.75%, 07/15/2035(b)	7,392,000	7,622,255
Genesis Energy L.P./Genesis Energy Finance Corp., 8.88%, 04/15/2030	384,000	406,666
Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033(b)	275,000	281,682
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
5.85%, 02/23/2036(b)	5,540,000	5,744,961
6.13%, 02/23/2038(b)	2,540,000	2,685,969
6.51%, 02/23/2042(b)	5,385,000	5,746,785
6.10%, 08/23/2042(b)	7,240,000	7,486,579
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(b)	6,207,000	6,283,049
Kinder Morgan, Inc.,
5.15%, 06/01/2030(c)	1,980,000	2,036,819
4.80%, 02/01/2033	65,000	64,292
5.20%, 06/01/2033	148,000	149,768
5.85%, 06/01/2035(c)	1,231,000	1,279,549
MPLX L.P.,
4.80%, 02/15/2031	8,179,000	8,187,621
5.00%, 01/15/2033	3,764,000	3,732,311
5.40%, 09/15/2035	11,127,000	10,989,056
4.95%, 03/14/2052	47,000	38,758
6.20%, 09/15/2055	5,273,000	5,129,288
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.38%, 02/15/2032(b)(c)	2,555,000	2,600,517
Northern Natural Gas Co., 5.63%, 02/01/2054(b)	128,000	121,247
Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc., 6.63%, 09/01/2053	$59,000	$60,633
Plains All American Pipeline L.P., 5.95%, 06/15/2035(c)	1,821,000	1,876,750
South Bow Canadian infrastructure Holdings Ltd. (Canada),
7.50%, 03/01/2055(c)(e)	3,112,000	3,254,583
7.63%, 03/01/2055(e)	5,262,000	5,480,036
South Bow USA Infrastructure Holdings LLC (Canada),
4.91%, 09/01/2027	347,000	350,129
5.03%, 10/01/2029	1,035,000	1,048,258
5.58%, 10/01/2034	889,000	882,258
6.18%, 10/01/2054(c)	469,000	445,721
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	4,255,000	4,386,794
Targa Resources Corp., 5.50%, 02/15/2035	7,000	7,063
TMS Issuer S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(b)	220,000	229,659
Venture Global LNG, Inc.,
9.50%, 02/01/2029(b)(c)	4,439,000	4,883,073
9.88%, 02/01/2032(b)(c)	1,923,000	2,095,116
Venture Global Plaquemines LNG LLC,
7.50%, 05/01/2033(b)(c)	2,652,000	2,910,565
6.50%, 01/15/2034(b)	1,746,000	1,823,858
7.75%, 05/01/2035(b)(c)	4,088,000	4,554,335
6.75%, 01/15/2036(b)	1,478,000	1,552,011
Western Midstream Operating L.P.,
6.15%, 04/01/2033	107,000	111,840
5.45%, 11/15/2034	499,000	493,149
Williams Cos., Inc. (The),
5.30%, 08/15/2028(c)	388,000	400,414
4.80%, 11/15/2029	678,000	690,373
5.65%, 03/15/2033	140,000	145,802
5.15%, 03/15/2034	174,000	174,533
5.80%, 11/15/2054	458,000	444,259
6.00%, 03/15/2055	778,000	774,632
		165,945,855
Other Specialized REITs–0.02%
Iron Mountain, Inc.,
7.00%, 02/15/2029(b)	500,000	515,352
4.88%, 09/15/2029(b)	500,000	491,788
6.25%, 01/15/2033(b)	34,000	34,813
		1,041,953
Other Specialty Retail–0.00%
SGUS LLC, 11.00%, 12/15/2029(b)	67,020	59,580
Tractor Supply Co., 5.25%, 05/15/2033	49,000	50,287
		109,867
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Packaged Foods & Meats–0.39%
Campbell’s Co. (The),
5.30%, 03/20/2026	$155,000	$155,716
5.20%, 03/21/2029	169,000	173,632
5.40%, 03/21/2034	208,000	211,257
5.25%, 10/13/2054(c)	430,000	387,575
Frigorifico Concepcion S.A. (Paraguay), 7.70%, 07/21/2028(b)	267,000	200,529
J.M. Smucker Co. (The), 6.20%, 11/15/2033	111,000	119,431
Lamb Weston Holdings, Inc., 4.13%, 01/31/2030(b)	550,000	527,707
Mars, Inc.,
4.60%, 03/01/2028(b)	2,895,000	2,931,567
4.80%, 03/01/2030(b)	1,175,000	1,197,807
5.00%, 03/01/2032(b)	1,544,000	1,576,940
5.20%, 03/01/2035(b)	2,694,000	2,720,659
5.65%, 05/01/2045(b)	2,107,000	2,078,786
5.70%, 05/01/2055(b)	2,134,000	2,083,427
5.80%, 05/01/2065(b)	1,445,000	1,419,281
McCormick & Co., Inc., 4.70%, 10/15/2034(c)	710,000	689,890
Minerva (Luxembourg) S.A. (Brazil), 8.88%, 09/13/2033(b)	3,014,000	3,312,281
Post Holdings, Inc., 6.25%, 10/15/2034(b)(c)	682,000	687,744
		20,474,229
Paper & Plastic Packaging Products & Materials–0.13%
Cascades, Inc./Cascades USA, Inc. (Canada), 6.75%, 07/15/2030(b)	2,453,000	2,493,977
Graphic Packaging International LLC, 6.38%, 07/15/2032(b)(c)	1,244,000	1,265,518
SAN Miguel Industrias Pet S.A./NG PET R&P Latin America S.A. (Peru), 3.75%, 08/02/2028(b)	702,000	662,783
Sealed Air Corp.,
5.00%, 04/15/2029(b)	267,000	265,036
7.25%, 02/15/2031(b)(c)	2,318,000	2,443,295
		7,130,609
Paper Products–0.02%
Inversiones CMPC S.A. (Chile), 6.13%, 02/26/2034(b)	225,000	233,773
Magnera Corp., 7.25%, 11/15/2031(b)(c)	831,000	787,185
		1,020,958
Passenger Airlines–0.17%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	33,565	30,280
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)(c)	806,000	810,952
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(b)	641,000	642,429
5.31%, 10/20/2031(b)	612,000	613,248
Principal Amount		Value
Passenger Airlines–(continued)
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	$226,091	$206,682
CHC Group LLC, 11.75%, 09/01/2030(b)	128,000	127,543
Delta Air Lines, Inc.,
4.95%, 07/10/2028	2,903,000	2,940,507
5.25%, 07/10/2030	2,019,000	2,060,256
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	10,388	10,376
4.75%, 10/20/2028(b)	158,772	159,709
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	40,565	41,559
Series 24-A, 5.88%, 02/15/2037	725,107	739,222
Series AA, 5.45%, 02/15/2037	594,761	611,522
		8,994,285
Passenger Ground Transportation–0.05%
Uber Technologies, Inc.,
4.30%, 01/15/2030	1,435,000	1,439,817
5.35%, 09/15/2054	1,020,000	958,359
		2,398,176
Personal Care Products–0.02%
Kenvue, Inc.,
5.35%, 03/22/2026	41,000	41,197
5.05%, 03/22/2028	90,000	92,302
5.00%, 03/22/2030(c)	282,000	291,749
4.90%, 03/22/2033	179,000	181,911
5.20%, 03/22/2063	87,000	79,300
Opal Bidco SAS (France), 6.50%, 03/31/2032 (Acquired 03/31/2025-04/14/2025; Cost $259,850)(b)(j)	260,000	264,745
		951,204
Pharmaceuticals–1.24%
1261229 BC Ltd., 10.00%, 04/15/2032(b)	185,000	192,242
Amneal Pharmaceuticals LLC, 6.88%, 08/01/2032(b)	295,000	303,899
AstraZeneca Finance LLC (United Kingdom),
4.85%, 02/26/2029(c)	226,000	232,140
4.90%, 02/26/2031	252,000	260,765
Bristol-Myers Squibb Co.,
4.90%, 02/22/2029	130,000	133,561
5.90%, 11/15/2033	140,000	150,857
6.25%, 11/15/2053	108,000	114,537
6.40%, 11/15/2063	240,000	256,963
Eli Lilly and Co.,
4.70%, 02/09/2034	162,000	162,377
5.00%, 02/09/2054	10,000	9,172
5.55%, 10/15/2055	1,832,000	1,819,013
5.10%, 02/09/2064	291,000	265,289
5.20%, 08/14/2064	260,000	240,975
5.65%, 10/15/2065	3,299,000	3,273,992
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Pharmaceuticals–(continued)
EMD Finance LLC (Germany),
4.13%, 08/15/2028(b)	$4,684,000	$4,685,233
4.38%, 10/15/2030(b)	15,910,000	15,895,723
4.63%, 10/15/2032(b)	1,740,000	1,728,523
5.00%, 10/15/2035(b)	5,098,000	5,048,900
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	32,000	28,179
Merck & Co., Inc., 5.15%, 05/17/2063	54,000	49,165
Novartis Capital Corp.,
4.20%, 09/18/2034(c)	1,288,000	1,248,350
4.70%, 09/18/2054	1,029,000	908,841
Takeda U.S. Financing, Inc.,
5.20%, 07/07/2035(c)	7,881,000	7,920,279
5.90%, 07/07/2055	6,203,000	6,178,376
Teva Pharmaceutical Finance Netherlands IV B.V. (Israel), 5.75%, 12/01/2030	5,080,000	5,191,475
Teva Pharmaceuticals Finance Netherlands B.V. (Israel), 6.00%, 12/01/2032(c)	2,790,000	2,871,047
Zoetis, Inc., 4.15%, 08/17/2028	6,886,000	6,904,562
		66,074,435
Property & Casualty Insurance–0.33%
CNA Financial Corp., 5.20%, 08/15/2035	10,222,000	10,125,424
Fairfax Financial Holdings Ltd. (Canada), 6.10%, 03/15/2055	847,000	836,824
Hanover Insurance Group, Inc. (The), 5.50%, 09/01/2035	2,825,000	2,827,420
Travelers Cos., Inc. (The),
5.05%, 07/24/2035	1,220,000	1,228,628
5.45%, 05/25/2053	62,000	60,302
5.70%, 07/24/2055(c)	2,201,000	2,206,834
		17,285,432
Rail Transportation–0.17%
Burlington Northern Santa Fe LLC, 5.80%, 03/15/2056(c)	6,455,000	6,555,670
Canadian Pacific Railway Co. (Canada), 5.20%, 03/30/2035	1,178,000	1,200,846
Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)	209,000	139,153
Norfolk Southern Corp.,
5.05%, 08/01/2030	22,000	22,788
5.55%, 03/15/2034	9,000	9,455
5.95%, 03/15/2064	10,000	10,208
TTX Co., 5.05%, 11/15/2034(b)	973,000	992,002
Union Pacific Corp., 5.15%, 01/20/2063	29,000	26,297
		8,956,419
Real Estate Development–0.05%
Essential Properties L.P., 5.40%, 12/01/2035(c)	1,820,000	1,796,806
Principal Amount		Value
Real Estate Development–(continued)
Piedmont Operating Partnership L.P.,
9.25%, 07/20/2028	$39,000	$43,365
6.88%, 07/15/2029	571,000	604,519
Port of Spain Waterfront Development (Trinidad), 7.88%, 02/19/2040(b)	193,333	191,980
		2,636,670
Regional Banks–0.16%
Banco del Estado de Chile (Chile), 7.95%(b)(e)(g)	421,000	450,692
Citizens Financial Group, Inc., 5.64%, 05/21/2037(e)	61,000	61,301
Regions Financial Corp., 5.72%, 06/06/2030(c)(e)	445,000	463,354
Synovus Financial Corp., 6.17%, 11/01/2030(e)	458,000	476,586
Truist Financial Corp., Series P, 4.95%(c)(e)(g)	287,000	286,383
Zions Bancorp. N.A., 4.70%, 08/18/2028(e)	5,658,000	5,680,385
Zions Bancorporation N.A., 6.82%, 11/19/2035(e)	806,000	844,898
		8,263,599
Reinsurance–0.36%
Fortitude Group Holdings LLC, 6.25%, 04/01/2030(b)	700,000	728,005
Global Atlantic (Fin) Co.,
6.75%, 03/15/2054(b)	545,000	557,448
7.95%, 10/15/2054(b)(c)(e)	3,506,000	3,698,115
RGA Global Funding, 5.00%, 08/25/2032(b)	14,170,000	14,234,636
		19,218,204
Renewable Electricity–0.00%
Idaho Power Co., 5.20%, 08/15/2034	207,000	212,610
Research & Consulting Services–0.18%
CACI International, Inc., 6.38%, 06/15/2033(b)	858,000	886,050
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	289,000	273,273
Verisk Analytics, Inc.,
4.50%, 08/15/2030	1,857,000	1,865,557
5.13%, 02/15/2036	6,444,000	6,405,067
		9,429,947
Restaurants–0.85%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.63%, 09/15/2029(b)	1,959,000	1,984,763
Alsea S.A.B. de C.V. (Mexico), 7.75%, 12/14/2026(b)	400,000	400,973
Arcos Dorados B.V. (Brazil),
6.13%, 05/27/2029(b)	322,000	329,906
6.38%, 01/29/2032(b)	8,265,000	8,647,174
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Restaurants–(continued)
McDonald’s Corp.,
4.80%, 08/14/2028	$446,000	$456,175
4.60%, 05/15/2030	1,461,000	1,487,086
4.40%, 02/12/2031	11,530,000	11,573,138
4.95%, 08/14/2033(c)	351,000	360,388
4.95%, 03/03/2035(c)	1,905,000	1,918,391
5.00%, 02/13/2036	12,273,000	12,287,597
Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029(b)	5,005,000	5,282,087
Yum! Brands, Inc., 4.75%, 01/15/2030(b)	500,000	496,319
		45,223,997
Retail REITs–0.21%
Agree L.P., 5.63%, 06/15/2034	187,000	192,562
Brixmor Operating Partnership L.P., 5.75%, 02/15/2035	153,000	158,526
Kimco Realty OP LLC,
4.85%, 03/01/2035	455,000	448,880
5.30%, 02/01/2036	5,970,000	6,036,182
Kite Realty Group L.P.,
4.95%, 12/15/2031(c)	350,000	354,445
5.50%, 03/01/2034	74,000	75,744
NNN REIT, Inc.,
5.60%, 10/15/2033	83,000	86,458
5.50%, 06/15/2034	168,000	173,159
Realty Income Corp.,
5.63%, 10/13/2032	53,000	55,795
5.13%, 04/15/2035	558,000	562,397
5.38%, 09/01/2054	168,000	159,303
Regency Centers L.P.,
5.00%, 07/15/2032	1,276,000	1,302,767
5.25%, 01/15/2034	132,000	135,228
5.10%, 01/15/2035	200,000	200,802
Simon Property Group L.P., 4.75%, 09/26/2034(c)	1,353,000	1,330,753
		11,273,001
Security & Alarm Services–0.01%
Brink’s Co. (The), 6.50%, 06/15/2029(b)	500,000	514,552
Self-Storage REITs–0.28%
Americold Realty Operating Partnership L.P.,
5.60%, 05/15/2032	1,966,000	1,994,496
5.41%, 09/12/2034(c)	711,000	698,924
Extra Space Storage L.P.,
5.70%, 04/01/2028	44,000	45,470
4.95%, 01/15/2033(c)	3,160,000	3,171,512
5.40%, 02/01/2034	238,000	242,937
Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034(b)	192,000	192,092
Principal Amount		Value
Self-Storage REITs–(continued)
Prologis L.P.,
4.88%, 06/15/2028(c)	$114,000	$116,634
4.75%, 01/15/2031(c)	3,478,000	3,550,607
5.13%, 01/15/2034	94,000	96,101
5.00%, 03/15/2034	556,000	561,999
5.00%, 01/31/2035	554,000	557,248
5.25%, 05/15/2035	2,345,000	2,392,220
5.25%, 03/15/2054(c)	794,000	743,233
Public Storage Operating Co., 5.35%, 08/01/2053(c)	261,000	248,903
		14,612,376
Semiconductors–0.48%
Broadcom, Inc., 5.20%, 07/15/2035	4,388,000	4,429,677
Foundry JV Holdco LLC,
5.90%, 01/25/2030(b)	844,000	891,142
5.50%, 01/25/2031(b)	1,254,000	1,303,062
6.15%, 01/25/2032(b)	1,074,000	1,141,122
5.90%, 01/25/2033(b)	706,000	740,576
5.88%, 01/25/2034(b)	1,091,000	1,121,124
6.25%, 01/25/2035(b)	1,196,000	1,267,034
6.10%, 01/25/2036(b)	1,189,000	1,245,418
6.20%, 01/25/2037(b)	1,239,000	1,304,410
6.40%, 01/25/2038(b)	735,000	788,089
6.30%, 01/25/2039(b)	1,315,000	1,391,930
Kioxia Holdings Corp. (Japan),
6.25%, 07/24/2030(b)	1,569,000	1,571,611
6.63%, 07/24/2033(b)	1,537,000	1,529,568
Micron Technology, Inc.,
5.30%, 01/15/2031	192,000	198,191
5.65%, 11/01/2032(c)	1,452,000	1,518,803
6.05%, 11/01/2035	4,027,000	4,232,920
SK hynix, Inc. (South Korea), 6.38%, 01/17/2028(b)	600,000	626,676
		25,301,353
Single-Family Residential REITs–0.03%
American Homes 4 Rent L.P.,
5.50%, 07/15/2034(c)	436,000	446,592
5.25%, 03/15/2035(c)	423,000	424,998
Invitation Homes Operating Partnership L.P., 4.88%, 02/01/2035	456,000	445,739
		1,317,329
Soft Drinks & Non-alcoholic Beverages–0.80%
Coca-Cola Co. (The), 5.40%, 05/13/2064	822,000	792,357
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 5.10%, 05/06/2035	9,654,000	9,683,059
Keurig Dr Pepper, Inc.,
4.35%, 05/15/2028	1,058,000	1,057,143
4.60%, 05/15/2030(c)	4,747,000	4,749,888
5.15%, 05/15/2035(c)	1,916,000	1,893,125
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Soft Drinks & Non-alcoholic Beverages–(continued)
PepsiCo, Inc.,
4.10%, 01/15/2029	$7,894,000	$7,914,896
4.60%, 02/07/2030	1,053,000	1,078,193
4.30%, 07/23/2030(c)	3,698,000	3,722,385
5.00%, 02/07/2035(c)	1,286,000	1,309,597
5.00%, 07/23/2035(c)	10,280,000	10,380,694
		42,581,337
Sovereign Debt–2.79%
Argentine Republic Government International Bond (Argentina), 5.00%, 01/09/2038	7,536,000	5,105,640
Bahamas Government International Bond (Bahamas), 8.25%, 06/24/2036(b)	3,525,000	3,650,419
Barbados Government International Bond (Barbados), 8.00%, 06/26/2035(b)	3,388,000	3,414,138
Brazilian Government International Bond (Brazil), 6.13%, 03/15/2034	5,979,000	6,041,720
Colombia Government International Bond (Colombia), 8.00%, 04/20/2033	200,000	215,018
Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054(b)	3,279,000	3,467,952
Dominican Republic International Bond (Dominican Republic),
6.95%, 03/15/2037(b)	13,542,000	14,138,525
7.15%, 02/24/2055(b)	7,519,000	7,808,481
Egypt Government International Bond (Egypt), 8.63%, 02/04/2030(b)	385,000	397,313
Guatemala Government Bond (Guatemala),
6.05%, 08/06/2031(b)	2,805,000	2,904,577
7.05%, 10/04/2032(b)	200,000	217,925
6.25%, 08/15/2036(b)	6,499,000	6,681,752
6.55%, 02/06/2037(b)	3,245,000	3,373,177
6.88%, 08/15/2055(b)	5,231,000	5,268,925
Israel Government International Bond (Israel), 4.50%, 01/17/2033	200,000	193,548
Ivory Coast Government International Bond (Ivory Coast),
8.08%, 04/01/2036(b)	455,000	453,514
8.25%, 01/30/2037(b)	400,000	399,440
Mexico Government International Bond (Mexico),
5.85%, 07/02/2032	9,777,000	9,981,828
6.88%, 05/13/2037	310,000	326,786
6.63%, 01/29/2038	6,846,000	6,990,451
6.34%, 05/04/2053	200,000	185,220
Oman Government International Bond (Oman), 6.25%, 01/25/2031(b)	600,000	645,415
Principal Amount		Value
Sovereign Debt–(continued)
Peruvian Government International Bond (Peru), 5.38%, 02/08/2035	$2,934,000	$2,974,724
Republic of Armenia International Bond (Armenia), 6.75%, 03/12/2035(b)	600,000	612,355
Republic of Kenya Government International Bond (Kenya), 9.50%, 03/05/2036(b)	200,000	198,380
Republic of Poland Government International Bond (Poland),
5.38%, 02/12/2035	9,760,000	10,005,464
5.50%, 03/18/2054	340,000	319,929
Republic of South Africa Government International Bond (South Africa),
5.38%, 07/24/2044	1,000,000	774,492
5.75%, 09/30/2049	200,000	152,337
Republic of Uzbekistan International Bond (Uzbekistan), 6.95%, 05/25/2032(b)	800,000	852,689
Romanian Government International Bond (Romania),
5.25%, 11/25/2027(b)	300,000	303,118
6.63%, 02/17/2028(b)	5,030,000	5,238,188
5.88%, 01/30/2029(b)	3,552,000	3,634,606
5.75%, 09/16/2030(b)	10,276,000	10,379,952
3.63%, 03/27/2032(b)	300,000	264,472
7.13%, 01/17/2033(b)	3,760,000	4,006,526
5.75%, 03/24/2035(b)	5,690,000	5,411,997
6.63%, 05/16/2036(b)	11,622,000	11,635,830
7.63%, 01/17/2053(b)	500,000	523,289
Saudi Government International Bond (Saudi Arabia), 4.38%, 04/16/2029(b)	415,000	416,350
Serbia International Bond (Serbia), 6.50%, 09/26/2033(b)	300,000	320,091
Trinidad & Tobago Government International Bond (Trinidad), 6.40%, 06/26/2034(b)	8,505,000	8,526,092
		148,412,645
Specialized Consumer Services–0.18%
Carriage Services, Inc., 4.25%, 05/15/2029(b)(c)	420,000	396,613
Rentokil Terminix Funding LLC,
5.00%, 04/28/2030(b)	3,499,000	3,565,197
5.63%, 04/28/2035(b)	5,445,000	5,533,502
		9,495,312
Specialized Finance–0.14%
Blackstone Private Credit Fund, 4.95%, 09/26/2027	13,000	13,061
Corp. Financiera de Desarrollo S.A. (Peru), 5.50%, 05/06/2030(b)	390,000	398,488
Jefferson Capital Holdings LLC,
9.50%, 02/15/2029(b)	1,387,000	1,474,589
8.25%, 05/15/2030(b)	4,935,000	5,171,525
TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030(b)	252,000	267,952
		7,325,615
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Specialty Chemicals–0.51%
Celanese US Holdings LLC, 6.85%, 11/15/2028(c)	$500,000	$521,446
OCP S.A. (Morocco),
6.10%, 04/30/2030(b)	2,768,000	2,855,417
3.75%, 06/23/2031(b)	200,000	183,530
6.70%, 03/01/2036(b)	4,672,000	4,836,289
Sherwin-Williams Co. (The),
4.30%, 08/15/2028	8,825,000	8,865,951
4.50%, 08/15/2030(c)	3,648,000	3,669,924
5.15%, 08/15/2035(c)	2,796,000	2,818,001
Sociedad Quimica y Minera de Chile S.A. (Chile),
6.50%, 11/07/2033(b)	2,961,000	3,164,110
5.50%, 09/10/2034(b)	340,000	338,616
Wayfair LLC, 7.25%, 10/31/2029(b)	43,000	43,952
		27,297,236
Steel–0.20%
Cleveland-Cliffs, Inc.,
4.63%, 03/01/2029(b)	500,000	475,528
6.88%, 11/01/2029(b)	3,742,000	3,803,178
7.38%, 05/01/2033(b)	54,000	53,838
POSCO Holdings, Inc. (South Korea),
5.13%, 05/07/2030(b)	3,591,000	3,685,971
5.75%, 05/07/2035(b)	2,329,000	2,434,148
		10,452,663
Systems Software–0.12%
Oracle Corp.,
6.25%, 11/09/2032	148,000	159,994
4.90%, 02/06/2033	116,000	116,081
4.70%, 09/27/2034(c)	1,104,000	1,067,652
6.90%, 11/09/2052	102,000	110,541
5.38%, 09/27/2054	1,386,000	1,235,583
6.00%, 08/03/2055(c)	1,013,000	990,382
5.50%, 09/27/2064	1,091,000	968,619
6.13%, 08/03/2065	1,682,000	1,634,592
		6,283,444
Technology Hardware, Storage & Peripherals–0.05%
Hewlett Packard Enterprise Co.,
5.00%, 10/15/2034	837,000	823,190
5.60%, 10/15/2054	1,291,000	1,193,221
Lenovo Group Ltd. (China), 6.54%, 07/27/2032(b)	400,000	437,576
		2,453,987
Telecom Tower REITs–0.01%
SBA Communications Corp., 3.13%, 02/01/2029	275,000	258,647
Tobacco–0.28%
Altria Group, Inc., 4.88%, 02/04/2028	384,000	389,969
B.A.T. Capital Corp. (United Kingdom),
5.83%, 02/20/2031	103,000	108,995
6.00%, 02/20/2034	110,000	116,810
7.08%, 08/02/2043	41,000	45,523
Principal Amount		Value
Tobacco–(continued)
Philip Morris International, Inc.,
5.00%, 11/17/2025	$59,000	$59,060
4.38%, 11/01/2027	961,000	968,399
5.13%, 11/17/2027	185,000	188,995
4.88%, 02/15/2028(c)	345,000	351,693
4.13%, 04/28/2028(c)	1,539,000	1,542,835
5.25%, 09/07/2028	242,000	250,121
4.88%, 02/13/2029	603,000	616,012
4.63%, 11/01/2029(c)	1,112,000	1,130,025
4.38%, 04/30/2030	3,048,000	3,066,253
5.13%, 02/13/2031	152,000	157,131
4.75%, 11/01/2031	852,000	864,727
5.75%, 11/17/2032	74,000	78,391
5.38%, 02/15/2033	361,000	373,875
5.63%, 09/07/2033	186,000	195,325
5.25%, 02/13/2034	6,000	6,134
4.90%, 11/01/2034(c)	1,878,000	1,870,693
4.88%, 04/30/2035(c)	2,471,000	2,449,346
		14,830,312
Trading Companies & Distributors–0.12%
Air Lease Corp., Series B, 4.65%(e)(g)	2,857,000	2,832,801
Ferguson Enterprises, Inc., 5.00%, 10/03/2034	497,000	492,348
GATX Corp.,
5.50%, 06/15/2035	32,000	32,601
6.05%, 06/05/2054	41,000	41,044
Mitsubishi Corp. (Japan),
5.00%, 07/02/2029(b)(c)	1,423,000	1,465,205
5.13%, 07/17/2034(b)(c)	1,348,000	1,383,717
		6,247,716
Transaction & Payment Processing Services–0.18%
Block, Inc.,
5.63%, 08/15/2030(b)	1,295,000	1,324,560
6.00%, 08/15/2033(b)	1,553,000	1,595,359
Fiserv, Inc.,
5.38%, 08/21/2028	346,000	357,066
4.55%, 02/15/2031	1,786,000	1,786,368
5.63%, 08/21/2033	212,000	220,090
5.45%, 03/15/2034(c)	477,000	488,976
5.25%, 08/11/2035(c)	3,853,000	3,839,304
Mastercard, Inc., 4.85%, 03/09/2033	200,000	204,570
		9,816,293
Water Utilities–0.05%
American Water Capital Corp., 5.70%, 09/01/2055	2,872,000	2,830,197
Wireless Telecommunication Services–0.24%
Liquid Telecommunications Financing PLC (South Africa), 5.50%, 09/04/2026(b)	200,000	173,245
Rogers Communications, Inc. (Canada),
7.00%, 04/15/2055(e)	3,383,000	3,478,671
7.13%, 04/15/2055(e)	2,357,000	2,447,929
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Wireless Telecommunication Services–(continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, 03/20/2028(b)	$459,250	$462,688
T-Mobile USA, Inc.,
5.65%, 01/15/2053	134,000	128,430
6.00%, 06/15/2054	9,000	9,066
5.88%, 11/15/2055(c)	1,446,000	1,427,890
Turkcell Iletisim Hizmetleri A.S. (Turkey), 7.65%, 01/24/2032(b)	670,000	701,752
Vodafone Group PLC (United Kingdom),
3.25%, 06/04/2081(e)	250,000	245,409
5.13%, 06/04/2081(e)	4,818,000	3,743,040
		12,818,120
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,499,655,039)		2,528,581,129
U.S. Government Sponsored Agency Mortgage-Backed Securities–31.65%
Collateralized Mortgage Obligations–0.68%
Fannie Mae REMICs,
IO, 7.00%, 05/25/2033(k)	1,645	196
6.00%, 07/25/2033(k)	1,570	200
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K083, Class AM, 4.03%, 10/25/2028(l)	4,736,000	4,733,353
Series K085, Class AM, 4.06%, 10/25/2028(l)	4,736,000	4,748,572
Series K089, Class AM, 3.63%, 01/25/2029(l)	8,018,000	7,922,090
Series K088, Class AM, 3.76%, 01/25/2029(l)	18,944,000	18,810,701
		36,215,112
Federal Home Loan Mortgage Corp. (FHLMC)–2.33%
3.50%, 08/01/2026	20,737	20,587
7.00%, 05/01/2028 to 06/01/2032	124,801	131,362
6.00%, 03/01/2029 to 08/01/2053	54,593,933	56,344,736
7.50%, 05/01/2030 to 05/01/2035	130,611	134,034
8.50%, 08/01/2031	8,193	8,669
3.00%, 02/01/2032 to 11/01/2052	35,027,394	30,497,684
6.50%, 08/01/2032 to 09/01/2036	41,181	43,387
8.00%, 08/01/2032	5,772	6,060
5.50%, 01/01/2034 to 07/01/2053	27,515,628	27,927,397
5.00%, 07/01/2034 to 06/01/2040	720,470	734,693
4.50%, 02/01/2040 to 10/01/2046	7,868,537	7,858,622
ARM, 6.89% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.05%), 12/01/2036(d)	24,285	25,175
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
7.23% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.29%), 02/01/2037(d)	$2,311	$2,387
6.71% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.88%), 05/01/2037(d)	37,498	38,749
		123,773,542
Federal National Mortgage Association (FNMA)–1.21%
6.50%, 07/01/2028 to 01/01/2037	25,243	26,312
7.50%, 02/01/2030 to 08/01/2037	205,138	212,197
3.50%, 12/01/2030 to 05/01/2047	20,388,566	18,976,817
7.00%, 03/01/2032 to 02/01/2034	106,880	112,424
8.50%, 10/01/2032	13,552	14,154
5.50%, 04/01/2033 to 09/01/2053	29,669,623	30,070,743
8.00%, 04/01/2033	11,847	12,447
6.00%, 04/01/2037 to 10/01/2039	3,152	3,321
5.00%, 12/01/2039	213,234	217,285
3.00%, 08/01/2043	1,583,671	1,446,154
4.00%, 12/01/2048	13,480,043	12,829,369
ARM, 6.38% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(d)	28,344	29,303
6.60% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.64%), 01/01/2037(d)	15,461	16,047
6.73% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.73%), 03/01/2038(d)	11,094	11,346
		63,977,919
Government National Mortgage Association (GNMA)–6.99%
8.00%, 06/15/2026	339	339
6.56%, 01/15/2027	13,728	13,893
7.00%, 10/15/2028 to 09/15/2032	49,091	49,898
6.00%, 11/15/2028 to 02/15/2033	23,325	24,336
6.50%, 01/15/2029 to 09/15/2034	26,626	27,147
7.50%, 05/15/2031 to 05/15/2032	2,521	2,539
5.50%, 06/15/2035	13,539	13,767
5.00%, 07/15/2035	1,263	1,289
4.00%, 03/20/2048	2,573,928	2,411,964
TBA, 2.50%, 09/01/2055(m)	64,300,000	54,824,568
4.50%, 09/01/2055(m)	63,574,000	61,240,190
5.00%, 09/01/2055(m)	85,300,000	84,460,187
5.50%, 09/01/2055(m)	83,978,000	84,620,680
6.00%, 09/01/2055(m)	82,162,000	83,816,731
		371,507,528
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Uniform Mortgage-Backed Securities–20.44%
TBA, 2.00%, 09/01/2055(m)	$229,511,641	$182,333,031
2.50%, 09/01/2055(m)	297,706,525	247,230,273
3.00%, 09/01/2055(m)	230,816,987	200,007,554
3.50%, 09/01/2055(m)	114,474,877	103,429,985
4.00%, 09/01/2055(m)	93,644,561	87,396,890
4.50%, 09/01/2055(m)	24,461,730	23,530,763
5.00%, 09/01/2055(m)	108,691,822	107,209,468
5.50%, 09/01/2055(m)	74,316,596	74,746,591
6.00%, 09/01/2055(m)	58,896,676	60,175,906
		1,086,060,461
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,681,101,976)		1,681,534,562

Asset-Backed Securities–29.91%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 0.71%, 02/25/2035(l)	34,550	34,400
Series 2005-1, Class 4A1, 5.88%, 05/25/2035(l)	230,372	226,184
AGL CLO 17 Ltd., Series 2022-17A, Class AR, 5.28% (3 mo. Term SOFR + 0.95%), 01/21/2035(b)(d)	12,106,000	12,112,767
ALA Trust, Series 2025-OANA, Class B, 6.21% (1 mo. Term SOFR + 1.84%), 06/15/2040(b)(d)	7,781,000	7,836,114
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	13,340,000	12,859,652
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(l)	470,915	459,135
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(l)	2,268,643	2,152,008
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(l)	1,048,633	1,006,132
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(l)	2,172,131	1,872,380
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(l)	5,915,281	5,156,435
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(l)	10,788,771	10,150,555
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(l)	2,818,725	2,847,411
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)(l)	8,594,412	8,639,257
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)(l)	11,458,967	11,575,504
Series 2024-8, Class A1, 5.34%, 05/27/2069(b)(l)	6,664,513	6,677,493
Series 2025-HB1, Class A1, 6.15% (30 Day Average SOFR + 1.80%), 02/25/2055(b)(d)	1,680,047	1,696,959
Apidos CLO XII, Series 2013- 12A, Class ARR, 5.40% (3 mo. Term SOFR + 1.08%), 04/15/2031(b)(d)	5,902,378	5,906,739
Principal Amount		Value

Apidos CLO XXV, Series 2016- 25A, Class A1R3, 5.47% (3 mo. Term SOFR + 1.14%), 01/20/2037(b)(d)	$10,795,000	$10,796,295
Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	20,133,000	19,981,187
Series 2022-1A, Class C, 4.84%, 08/21/2028(b)	5,417,000	5,388,519
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	3,919,000	4,009,284
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	2,475,000	2,493,719
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	13,131,000	13,517,632
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-4A, Class A1RR, 5.31% (3 mo. Term SOFR + 0.99%), 04/23/2035(b)(d)	1,170,000	1,170,990
Series 2021-1A, Class AR, 5.27% (3 mo. Term SOFR + 0.94%), 04/18/2034(b)(d)	6,388,000	6,389,795
Series 2021-4A, Class A1R, 5.53% (3 mo. Term SOFR + 1.20%), 10/20/2034(b)(d)	1,760,000	1,762,239
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(l)	4,394,000	4,382,461
Bank5, Series 2024-5YR10, Class A, 5.64%, 10/15/2057	3,175,000	3,264,173
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(l)	9,450,035	8,043,718
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(l)	9,449,306	7,719,743
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(l)	8,281,077	7,447,409
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(l)	9,791,003	8,375,487
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(l)	11,946,892	9,779,114
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 21A1, 0.00%, 01/25/2035(f)(l)	170,034	164,644
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	118,937	113,661
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 5.57%, 11/25/2034(l)	134,087	135,836
Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.70%, 04/10/2051(l)	6,921,000	6,073,626
Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	15,524,206
Series 2019-B15, Class B, 3.56%, 12/15/2072	12,220,000	10,629,446
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Benefit Street Partners CLO XXIII Ltd., Series 2021-23A, Class A1R, 5.42% (3 mo. Term SOFR + 1.10%), 04/25/2034(b)(d)	$15,795,000	$15,829,244
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A1R, 5.32% (3 mo. Term SOFR + 1.00%), 01/15/2035(b)(d)	9,863,000	9,867,922
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.36%, 02/15/2057(l)	2,500,000	2,636,995
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(l)	1,018,791	993,374
BSTN Commercial Mortgage Trust, Series 2025-1C, Class A, 5.55%, 06/15/2044(b)(l)	2,065,000	2,125,077
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, 5.40% (3 mo. Term SOFR + 1.07%), 07/18/2034(b)(d)	3,994,000	3,995,969
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 5.33% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(d)	5,705,321	5,705,195
Series 2021-VOLT, Class C, 5.58% (1 mo. Term SOFR + 1.21%), 09/15/2036(b)(d)	6,200,500	6,179,708
Series 2021-VOLT, Class D, 6.13% (1 mo. Term SOFR + 1.76%), 09/15/2036(b)(d)	11,981,497	11,951,241
Series 2024-VLT5, Class A, 5.59%, 11/13/2046(b)(l)	7,025,000	7,140,300
Series 2024-VLT5, Class B, 5.99%, 11/13/2046(b)(l)	4,590,000	4,697,116
BX Trust,
Series 2022-LBA6, Class A, 5.36% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(d)	10,965,000	10,967,809
Series 2022-LBA6, Class B, 5.66% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(d)	6,790,000	6,792,857
Series 2022-LBA6, Class C, 5.96% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(d)	3,630,000	3,631,014
Series 2025-VLT6, Class A, 5.81% (1 mo. Term SOFR + 1.44%), 03/15/2042(b)(d)	9,085,000	9,089,969
Series 2025-VLT6, Class B, 6.26% (1 mo. Term SOFR + 1.89%), 03/15/2042(b)(d)	5,740,000	5,745,632
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-4A, Class A1RR, 5.55% (3 mo. Term SOFR + 1.22%), 07/20/2032(b)(d)	5,038,500	5,039,860
Series 2015-5A, Class A1R3, 5.43% (3 mo. Term SOFR + 1.10%), 01/20/2032(b)(d)	3,207,715	3,214,262
Carlyle US CLO 2020-2 Ltd., Series 2020-2A, Class A1R2, 5.30% (3 mo. Term SOFR + 1.08%), 01/25/2035(b)(d)	14,320,000	14,330,740
Principal Amount		Value

Cedar Funding XI CLO Ltd., Series 2019-11A, Class A1R2, 5.26% (3 mo. Term SOFR + 1.06%), 05/29/2032(b)(d)	$6,705,740	$6,698,364
Centersquare Issuer LLC,
Series 2025-3A, Class A2, 5.00%, 08/25/2055(b)	8,430,000	8,146,055
Series 2025-4A, Class A2, 5.20%, 08/25/2055(i)	10,250,000	9,668,888
Chase Home Lending Mortgage Trust,
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(l)	3,365,665	3,069,610
Series 2024-9, Class A4, 5.50%, 09/25/2055(b)(l)	7,112,272	7,150,591
Series 2024-9, Class A6, 5.50%, 09/25/2055(b)(l)	1,132,538	1,134,069
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(l)	783,888	717,233
Series 2016-SH2, Class M2, 3.75%, 12/25/2045(b)(l)	3,211,069	2,996,167
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(l)	1,592,694	1,479,805
CIFC Funding 2021-VII Ltd., Series 2021-7A, Class AR, 5.32% (3 mo. Term SOFR + 1.09%), 01/23/2035(b)(d)	17,100,000	17,112,825
CIFC Funding Ltd., Series 2016-1A, Class AR3, 5.33% (3 mo. Term SOFR + 1.00%), 10/21/2031(b)(d)	4,453,528	4,447,743
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 6.53%, 08/25/2034(l)	49,183	46,493
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(l)	9,456,422	7,737,829
Series 2024-1, Class A3A, 6.00%, 07/25/2054(b)(l)	7,925,483	8,045,589
CLI Funding IX LLC, Series 2025-1A, Class A, 5.35%, 06/20/2050(b)	3,600,424	3,664,382
Clover CLO LLC, Series 2021- 3A, Class AR, 5.39% (3 mo. Term SOFR + 1.07%), 01/25/2035(b)(d)	10,177,000	10,183,045
COLT Mortgage Loan Trust,
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(l)	2,818,121	2,553,217
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(l)	6,104,854	5,584,858
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(l)	6,277,031	6,024,499
Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(l)	8,576,779	8,468,036
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	183,964	82,424
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(l)	$1,153,212	$1,050,196
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(l)	1,862,477	1,675,052
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(l)	7,399,812	7,200,407
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(l)	5,772,399	5,353,442
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(l)	8,448,143	8,423,102
Cross Mortgage Trust,
Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)(l)	5,263,226	5,318,731
Series 2024-H8, Class A1, 5.55%, 12/25/2069(b)(l)	6,452,948	6,498,509
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	22,374,000	20,319,490
CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 4.60%, 06/25/2034(l)	353,327	335,678
DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	9,597,400	9,516,985
Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	10,137,900	10,087,673
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 4.50%, 06/27/2037(b)(l)	2,684,109	2,391,442
Domino’s Pizza Master Issuer LLC,
Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	18,587,520	17,914,903
Series 2025-1A, Class A2I, 4.93%, 07/25/2055(b)	8,940,000	9,008,634
Series 2025-1A, Class A2II, 5.22%, 07/25/2055(b)	7,800,000	7,875,941
EFMT, Series 2025-NQM2, Class A1, 5.60%, 06/25/2070(b)(l)	9,441,569	9,546,313
Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(l)	1,259,030	1,201,509
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(l)	41,386	41,191
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(l)	663,152	582,194
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(l)	6,209,138	5,497,093
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(l)	8,158,361	8,135,118
Series 2024-INV2, Class A1, 5.04%, 10/25/2069(b)(l)	5,233,962	5,217,208
Elmwood CLO 15 Ltd., Series 2022-2A, Class A1R, 5.41% (3 mo. Term SOFR + 1.15%), 04/22/2035(b)(d)	16,550,000	16,565,722
Principal Amount		Value

Empower CLO Ltd., Series 2024-1A, Class A1, 5.92% (3 mo. Term SOFR + 1.60%), 04/25/2037(b)(d)	$10,250,000	$10,299,528
Enterprise Fleet Financing LLC,
Series 2024-2, Class A3, 5.61%, 04/20/2028(b)	1,710,000	1,742,928
Series 2024-2, Class A4, 5.69%, 12/20/2030(b)	1,991,000	2,065,252
Series 2024-4, Class A3, 4.56%, 11/20/2028(b)	4,070,000	4,108,008
Extended Stay America Trust, Series 2021-ESH, Class B, 5.86% (1 mo. Term SOFR + 1.49%), 07/15/2038(b)(d)	7,858,022	7,863,452
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(l)	13,865,489	12,471,101
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(l)	2,925,099	2,630,927
Fort Greene Park CLO LLC, Series 2025-2A, Class AR, 5.28% (3 mo. Term SOFR + 0.95%), 04/22/2034(b)(d)	7,063,000	7,053,119
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	11,786,710	11,981,574
GCAT Trust,
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(l)	785,769	768,069
Series 2020-NQM2, Class A1, 2.56%, 04/25/2065(b)(l)	767,117	737,741
Series 2025-NQM2, Class A1, 5.60%, 04/25/2070(b)(l)	4,854,725	4,907,207
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.36%, 04/19/2036(l)	331,409	275,338
Goldentree Loan Management US CLO 1 Ltd., Series 2017-1A, Class A1R3, 5.30% (3 mo. Term SOFR + 0.97%), 04/20/2034(b)(d)	4,358,000	4,355,302
GoldenTree Loan Management US CLO 8 Ltd., Series 2020-8A, Class ARR, 5.48% (3 mo. Term SOFR + 1.15%), 10/20/2034(b)(d)	5,985,000	5,994,456
GS Mortgage Securities Trust,
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	7,807,549
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	8,017,307
GS Mortgage-Backed Securities Trust,
Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(l)	7,548,453	6,764,057
Series 2025-HE1, Class A1, 5.90% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(d)	4,748,761	4,752,309
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 4.64%, 09/25/2035(l)	75,142	68,548
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 5.35% (1 mo. Term SOFR + 1.01%), 06/20/2035(d)	$10,315	$9,737
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	3,927,000	3,810,010
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	2,100,000	2,030,420
Hilton Grand Vacations Trust, Series 2025-1A, Class A, 4.88%, 05/27/2042(b)	2,365,646	2,402,370
ICG US CLO Ltd., Series 2016- 1A, Class A1RR, 5.83% (3 mo. Term SOFR + 1.51%), 04/29/2034(b)(d)	10,776,401	10,786,326
Invitation Homes Trust, Series 2024-SFR1, Class A, 4.00%, 09/17/2041(b)	3,479,040	3,414,512
IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(i)	12,002,000	11,953,992
IP Mortgage Trust, Series 2025-IP, Class A, 5.42%, 06/10/2042(b)(l)	10,963,000	11,192,306
J.P. Morgan Mortgage Trust, Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(b)(l)	10,299,650	10,387,808
Jersey Mike’s Funding, Series 2025-1A, Class A2, 5.61%, 08/16/2055(b)	7,100,000	7,252,759
Jimmy John’s Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	5,394,000	5,368,599
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, 6.17%, 06/25/2035(l)	39,008	39,448
Series 2005-A5, Class 1A2, 4.76%, 08/25/2035(l)	53,332	51,677
Series 2007-A4, Class 3A1, 5.29%, 06/25/2037(l)	292,553	225,361
Series 20153, Class B2, 3.57%, 05/25/2045(b)(l)	3,026,519	2,866,938
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(l)	10,704,720	9,054,852
Series 2024-8, Class A3, 5.50%, 01/25/2055(b)(l)	1,909,533	1,915,293
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(l)	7,763,479	7,840,079
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,200,000	5,248,262
KKR CLO 15 Ltd., Series 15, Class A1R2, 5.43% (3 mo. Term SOFR + 1.10%), 01/18/2032(b)(d)	6,223,026	6,225,832
Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	88,905	63,183
Life Mortgage Trust, Series 2021-BMR, Class C, 5.58% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(d)	493,949	491,920
Principal Amount		Value

Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 5.61% (3 mo. Term SOFR + 1.29%), 10/15/2032(b)(d)	$9,187,317	$9,198,360
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(l)	5,781,756	5,177,860
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(l)	5,776,139	5,183,542
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 2.39%, 11/25/2035(l)	151,504	142,885
Series 2005-A5, Class A9, 4.71%, 06/25/2035(l)	267,044	257,960
Metronet Infrastructure Issuer LLC, 6.01%, 07/20/2055(i)	7,250,000	7,268,391
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(l)	6,787,458	6,128,095
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 5.18% (1 mo. Term SOFR + 0.81%), 07/15/2038(b)(d)	5,810,000	5,811,255
Series 2021-STOR, Class B, 5.38% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(d)	4,355,000	4,356,118
MILE Trust,
Series 2025-STNE, Class A, 5.86% (1 mo. Term SOFR + 1.50%), 07/15/2042(b)(d)	8,975,000	8,992,261
Series 2025-STNE, Class B, 6.06% (1 mo. Term SOFR + 1.70%), 07/15/2042(b)(d)	3,750,000	3,757,987
Series 2025-STNE, Class C, 6.46% (1 mo. Term SOFR + 2.10%), 07/15/2042(b)(d)	3,165,000	3,173,001
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.62%, 10/15/2048(l)	15,769,000	15,551,910
Morgan Stanley Capital I Trust,
Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	17,086,983
Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	10,328,316
Morgan Stanley Residential Mortgage Loan Trust,
Series 2024-3, Class A1, 6.00%, 07/25/2054(b)(l)	5,669,661	5,755,581
Series 2024-NQM5, Class A1, 5.65%, 10/25/2069(b)(l)	8,015,051	8,079,630
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(b)(l)	6,223,799	6,284,030
Navient Refinance Loan Trust, Series 2025-A, Class A, 5.15%, 02/16/2055(b)	6,384,975	6,486,933
Neuberger Berman Loan Advisers CLO 38 Ltd., Series 2020-38A, Class AR2, 5.29% (3 mo. Term SOFR + 0.96%), 10/20/2036(b)(d)	8,340,000	8,343,853
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Neuberger Berman Loan Advisers CLO 49 Ltd., Series 2022-49A, Class AR, 5.47% (3 mo. Term SOFR + 1.15%), 07/25/2035(b)(d)	$10,044,000	$10,052,005
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(l)	1,042,237	1,000,020
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(l)	2,180,327	2,071,076
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(l)	6,132,097	5,837,804
Series 2024-NQM3, Class A1, 5.47%, 11/25/2064(b)(l)	2,732,973	2,763,068
Oaktree CLO Ltd., Series 2021-2A, Class AR, 5.29% (3 mo. Term SOFR + 0.97%), 01/15/2035(b)(d)	7,066,000	7,069,215
OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(b)(l)	72,533	71,825
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(l)	9,070,943	7,770,485
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(l)	7,531,446	6,782,297
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(l)	7,063,333	6,445,863
Series 2024-NQM14, Class A1, 4.94%, 09/25/2064(b)(l)	5,796,870	5,790,384
Series 2024-NQM18, Class A1, 5.41%, 10/25/2064(b)(l)	3,583,046	3,601,793
Series 2025-HE2, Class A1, 5.80% (30 Day Average SOFR + 1.45%), 08/25/2055(b)(d)	7,730,000	7,730,000
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(l)	6,631,014	5,979,200
OCP CLO Ltd., Series 2020-8RA, Class AR, 5.57% (3 mo. Term SOFR + 1.25%), 10/17/2036(b)(d)	18,437,000	18,461,318
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	21,801,000	20,079,000
Palmer Square Loan Funding Ltd., Series 2025-2A, Class A1, 5.23% (3 mo. Term SOFR + 0.94%), 07/15/2033(b)(d)	17,870,000	17,878,506
Pikes Peak CLO 6, Series 2020-6A, Class ARR, 5.13% (3 mo. Term SOFR + 0.94%), 05/18/2034(b)(d)	9,129,000	9,131,428
PMT Loan Trust, Series 2025- INV1, Class A7, 6.00%, 01/25/2060(b)(l)	4,456,375	4,529,161
Principal Amount		Value

PPM CLO 3 Ltd., Series 2019- 3A, Class AR, 5.67% (3 mo. Term SOFR + 1.35%), 04/17/2034(b)(d)	$9,626,000	$9,640,689
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	6,063,107	5,747,757
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	9,192,918	9,196,858
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 4.98% (1 mo. Term SOFR + 0.65%), 08/25/2031(d)	81,338	77,015
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	13,584,952	14,219,758
Rate Mortgage Trust,
Series 2024-J4, Class A1, 6.00%, 12/25/2054(b)(l)	6,572,566	6,681,424
Series 2025-J1, Class A4, 6.00%, 03/25/2055(b)(l)	5,755,628	5,846,969
Series 2025-J2, Class A5, 5.50%, 07/25/2055(b)(l)	6,832,887	6,887,820
RCKT Mortgage Trust, Series 2025-CES7, Class A1A, 5.38%, 07/25/2055(b)(l)	3,997,274	4,037,461
Regatta XIII Funding Ltd., Series 2018-2A, Class A1R, 5.42% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(d)	4,341,884	4,343,213
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(l)	104,885	104,134
RR 17 Ltd., Series 2021-17A, Class A1AR, 0.00% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(d)(f)	22,060,000	22,076,545
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	5,263,687	5,216,340
SCG Commercial Mortgage Trust, Series 2025-FLWR, Class A, 5.60% (1 mo. Term SOFR + 1.25%), 08/15/2042(b)(d)	3,855,000	3,865,116
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(l)	303,983	259,886
Series 2013-7, Class A2, 3.00%, 06/25/2043(l)	226,965	205,106
Series 2025-8, Class A4, 5.50%, 09/25/2055(b)(l)	5,000,000	5,055,073
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(l)	11,111,709	10,466,901
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(l)	4,667,647	4,299,026
Shackleton CLO Ltd., Series 2015-7RA, Class ARR, 5.42% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(d)	2,168,574	2,168,157
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(l)	287,452	277,347
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR4, 5.40% (3 mo. Term SOFR + 1.08%), 04/17/2034(b)(d)	$13,427,000	$13,441,756
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	8,958,500	8,809,028
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	5,351,842	4,952,949
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	6,168,550	5,346,250
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(l)	2,975,563	2,797,338
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(l)	187,075	179,210
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(l)	1,061,488	1,008,025
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(l)	10,440,002	9,290,780
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(l)	7,805,321	7,069,042
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 5.24%, 09/25/2034(l)	86,352	84,680
Series 2004-8, Class 3A, 6.17%, 07/25/2034(l)	416,544	404,229
Subway Funding LLC,
Series 2024-1A, Class A23, 6.51%, 07/30/2054(b)	7,077,518	7,301,597
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	7,763,335	7,893,717
Series 2024-1A, Class A2I, 6.27%, 07/30/2054(b)	7,696,837	7,891,952
Series 2024-3A, Class A23, 5.91%, 07/30/2054(b)	8,039,250	8,016,020
Series 2024-3A, Class A2I, 5.25%, 07/30/2054(b)	7,428,863	7,440,386
Series 2024-3A, Class A2I, 5.57%, 07/30/2054(b)	7,607,512	7,639,122
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	63,638	59,483
Symphony CLO Ltd., Series 2020-24A, Class A1R, 0.00%, 10/23/2035(b)(f)	16,473,000	16,473,000
Symphony CLO XVI Ltd., Series 2015-16A, Class ARR, 5.52% (3 mo. Term SOFR + 1.20%), 10/15/2031(b)(d)	3,729,108	3,735,112
Symphony CLO XX Ltd., Series 2018-20A, Class AR2, 5.42% (3 mo. Term SOFR + 1.10%), 01/16/2032(b)(d)	7,531,215	7,534,130
Symphony CLO XXI Ltd., Series 2019-21A, Class AR2, 5.22% (3 mo. Term SOFR + 0.90%), 07/15/2032(b)(d)	11,202,675	11,206,663
Symphony CLO XXII Ltd., Series 2020-22A, Class A1AR, 5.51% (3 mo. Term SOFR + 1.18%), 04/18/2033(b)(d)	6,149,725	6,151,398
Principal Amount		Value

Symphony CLO XXIII Ltd., Series 2020-23A, Class AR2, 5.22% (3 mo. Term SOFR + 0.90%), 01/15/2034(b)(d)	$3,777,941	$3,777,948
Synchrony Card Funding LLC, Series 2024-A2, Class A, 4.93%, 07/15/2030	5,010,000	5,096,379
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	8,473,078	7,952,568
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 5.44% (1 mo. Term SOFR + 1.11%), 12/25/2033(d)	110,082	106,600
Series 2005-1, Class A3, 4.66%, 04/25/2045(l)	246,956	241,886
TierPoint Issuer LLC,
Series 2023-1A, Class A2, 6.00%, 06/25/2053(b)	2,229,667	2,234,106
Series 2025-1A, Class A2, 6.15%, 04/26/2055(b)	11,433,000	11,634,464
Series 2025-2A, Class A2, 6.40%, 04/26/2055(b)	8,934,000	9,033,641
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	10,782,421	10,177,012
Tricon Residential Trust, Series 2025-SFR1, Class A, 5.46% (1 mo. Term SOFR + 1.10%), 03/17/2042(b)(d)	5,701,865	5,718,488
UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	16,188,978
VDCM Commercial Mortgage Trust,
Series 2025-AZ, Class A, 5.23%, 07/13/2044(b)(l)	9,585,000	9,703,351
Series 2025-AZ, Class B, 5.48%, 07/13/2044(b)(l)	2,380,000	2,409,800
Series 2025-AZ, Class C, 6.03%, 07/13/2044(b)(l)	5,635,000	5,707,658
Series 2025-AZ, Class D, 6.43%, 07/13/2044(b)(l)	9,393,000	9,512,516
Verus Securitization Trust,
Series 2021-1, Class A1B, 0.82%, 01/25/2066(b)(l)	1,531,951	1,377,746
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(l)	8,668,683	7,932,837
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(l)	1,324,423	1,276,393
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(l)	6,061,410	5,690,133
Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(l)	7,204,658	6,956,057
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(l)	2,843,390	2,835,132
Series 2022-INV2, Class A1, 6.79%, 10/25/2067(b)(l)	3,600,756	3,594,516
Series 2024-7, Class A1, 5.10%, 09/25/2069(b)(l)	4,512,579	4,509,113
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	970,524	935,051
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2007- HY2, Class 2A2, 4.61%, 11/25/2036(l)	$116,624	$102,603
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 6.46%, 08/25/2035(l)	57,775	56,666
Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	10,403,846	10,213,878
Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	4,867,053	4,752,427
WEST Trust, Series 2025-ROSE, Class A, 5.45%, 04/10/2035(b)(l)	5,762,000	5,887,124
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class B, 4.42%, 10/15/2057(l)	4,693,000	4,475,949
Zaxby’s Funding LLC,
Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	21,089,760	19,881,310
Series 2024-1A, Class A2I, 6.59%, 04/30/2054(b)	4,598,550	4,722,103
Zayo Issuer LLC, Series 2025- 2A, Class A2, 5.95%, 06/20/2055(b)	8,273,000	8,552,972
Total Asset-Backed Securities (Cost $1,638,566,044)		1,589,425,570
U.S. Treasury Securities–12.07%
U.S. Treasury Bills–0.42%
3.86% - 4.12%, 05/14/2026(n)(o)	23,072,000	22,466,437
U.S. Treasury Bonds–2.34%
4.88%, 08/15/2045	20,936,200	20,962,370
4.75%, 05/15/2055	106,392,500	103,533,202
		124,495,572
U.S. Treasury Notes–9.31%
3.88%, 07/31/2027	128,301,900	128,843,174
3.63%, 08/15/2028	36,798,100	36,848,410
3.88%, 07/31/2030	160,230,800	161,545,192
4.00%, 07/31/2032	117,900	118,453
4.25%, 08/15/2035	166,974,800	167,327,013
		494,682,242
Total U.S. Treasury Securities (Cost $641,422,289)		641,644,251
Shares
Preferred Stocks–1.14%
Aerospace & Defense–0.05%
Boeing Co. (The), 6.00%, Conv. Pfd.	37,000	2,753,540
Diversified Banks–0.54%
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	23,403	28,434,645
Diversified Financial Services–0.25%
Apollo Global Management, Inc., 7.63%, Pfd.(e)	508,150	13,440,567
Investment Banking & Brokerage–0.12%
Morgan Stanley, 6.88%, Series F, Pfd.	249,737	6,333,330
Shares		Value
Regional Banks–0.18%
M&T Bank Corp., 7.50%, Series J, Pfd.	348,527	$9,445,082
Total Preferred Stocks (Cost $60,061,886)		60,407,164
Principal Amount
Variable Rate Senior Loan Interests–0.97%(p)(q)
Aerospace & Defense–0.06%
TransDigm, Inc.,
Term Loan J, 6.80% (3 mo. SOFR + 2.50%), 02/28/2031	$247,500	247,978
Term Loan M, 6.85% (1 mo. Term SOFR + 2.50%), 08/30/2032	2,761,733	2,765,654
		3,013,632
Automobile Manufacturers–0.03%
Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL) (United Kingdom), Term Loan B, 7.07% (1 mo. SOFR + 2.75%), 01/15/2032	1,437,000	1,439,917
Electronic Manufacturing Services–0.01%
EMRLD Borrower L.P. (Copeland), Incremental Term Loan B, 6.57% (1 mo. Term SOFR + 2.50%), 08/04/2031	393,020	392,729
Health Care Facilities–0.00%
Select Medical Corp., Term Loan B, 6.32% (1 mo. SOFR + 0.20%), 11/30/2031	156,175	156,761
Health Care Services–0.00%
MPH Acquisition Holdings LLC, Term Loan, 8.06% (3 mo. Term SOFR + 3.75%), 12/31/2030	124,688	124,937
Health Care Supplies–0.04%
Bausch and Lomb, Inc., Term Loan B, 8.57% (1 mo. Term SOFR + 4.25%), 01/30/2031	2,050,000	2,055,494
Passenger Airlines–0.13%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 7.58% (3 mo. Term SOFR + 3.25%), 05/07/2032	6,879,558	6,924,722
Real Estate Development–0.01%
Cushman & Wakefield U.S. Borrower LLC, Term Loan, 7.07% (1 mo. Term SOFR + 3.25%), 01/31/2030	237,468	238,161
Greystar Real Estate Partners LLC, Term Loan B, 7.05% (2 mo. Term SOFR + 2.75%), 08/21/2030(i)	246,880	247,497
		485,658
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

	Principal Amount		Value
Restaurants–0.28%
Raising Cane’s Restaurants LLC, Term Loan B, 6.32% (1 mo. SOFR + 2.00%), 09/10/2031		$15,060,248	$15,083,817
Wireless Telecommunication Services–0.41%
X Corp., Term Loan B, 9.50%, 10/27/2029		22,172,000	21,831,438
Total Variable Rate Senior Loan Interests (Cost $51,783,352)			51,509,105
Non-U.S. Dollar Denominated Bonds & Notes–0.29%(r)
Airport Services–0.01%
Gatwick Airport Finance PLC (United Kingdom), 4.38%, 04/07/2026(b)	GBP	200,000	268,804
Automotive Parts & Equipment–0.01%
Clarios Global L.P./Clarios US Finance Co., 4.75%, 06/15/2031(b)	EUR	125,000	148,527
Schaeffler AG (Germany), 3.38%, 10/12/2028(b)	EUR	200,000	234,116
			382,643
Cable & Satellite–0.01%
Sunrise FinCo I B.V. (Netherlands), 4.63%, 05/15/2032(b)	EUR	250,000	295,677
Diversified Chemicals–0.00%
INEOS Quattro Finance 2 PLC (United Kingdom), 8.50%, 03/15/2029(b)	EUR	200,000	234,148
Drug Retail–0.06%
Boots Group Finco L.P. (United Kingdom),
5.38%, 08/31/2032(b)	EUR	1,025,000	1,234,934
7.38%, 08/31/2032(b)	GBP	1,500,000	2,073,060
			3,307,994
Health Care Supplies–0.00%
Bausch + Lomb Netherlands B.V. and Bausch & Lomb, Inc., 5.87% (3 mo. EURIBOR + 3.88%), 01/15/2031(b)(d)	EUR	200,000	236,633
Homefurnishing Retail–0.00%
Mobilux Finance S.A.S. (France), 4.25%, 07/15/2028(b)	EUR	200,000	231,141
Hotels, Resorts & Cruise Lines–0.01%
Carnival PLC, 4.13%, 07/15/2031(b)	EUR	225,000	265,890
Integrated Telecommunication Services–0.05%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	3,527,000	2,466,730
Leisure Facilities–0.01%
Deuce FinCo PLC (United Kingdom), 5.50%, 06/15/2027(b)	GBP	200,000	270,398
	Principal Amount		Value
Metal, Glass & Plastic Containers–0.00%
Ball Corp., 4.25%, 07/01/2032	EUR	110,000	$131,412
Movies & Entertainment–0.12%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	5,311,000	6,483,036
Sovereign Debt–0.01%
Romanian Government International Bond (Romania), 6.75%, 07/11/2039(b)	EUR	300,000	357,982
Specialized Consumer Services–0.00%
Allwyn Entertainment Financing (UK) PLC (Czech Republic), 4.13%, 02/15/2031(b)	EUR	100,000	115,807
Transaction & Payment Processing Services–0.00%
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 5.50%, 05/15/2033(b)	EUR	206,000	250,070
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $14,383,784)			15,298,365
	Shares
Exchange-Traded Funds–0.18%
Invesco High Yield Bond Factor ETF(s)		82,000	1,861,810
Invesco High Yield Select ETF(s)		9,000	230,850
Invesco Senior Loan ETF(c)(s)		112,000	2,343,040
Invesco Short Duration Total Return Bond ETF(s)		13,000	325,455
Invesco Total Return Bond ETF(s)		100,000	4,704,000
Total Exchange-Traded Funds (Cost $10,555,578)			9,465,155
	Principal Amount
Agency Credit Risk Transfer Notes–0.16%
Fannie Mae Connecticut Avenue Securities,
Series 2023-R02, Class 1M1, 6.65% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(d)		$2,354,746	2,405,208
Series 2025-R04, Class 1A1, 5.35% (30 Day Average SOFR + 1.00%), 05/25/2045(b)(d)		1,155,823	1,158,347
Freddie Mac,
Series 2022-HQA3, Class M1, STACR®, 6.65% (30 Day Average SOFR + 2.30%), 08/25/2042(b)(d)		3,020,594	3,079,458
Series 2023-DNA1, Class M1, STACR®, 6.45% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(d)		1,768,650	1,797,462
Total Agency Credit Risk Transfer Notes (Cost $8,299,813)			8,440,475

Municipal Obligations–0.01%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $507,000)		507,000	533,803
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Shares		Value
Common Stocks & Other Equity Interests–0.00%
Broadline Retail–0.00%
Americanas S.A. (Brazil)(t)	10,955	$13,295
Americanas S.A., Wts., expiring 03/19/2027 (Brazil)(t)	3,651	2,768
		16,063
Oil & Gas Drilling–0.00%
Vantage Drilling International Ltd.(t)	95	1,140
Paper & Plastic Packaging Products & Materials–0.00%
Smurfit WestRock PLC	65	3,078
Specialty Chemicals–0.00%
Ingevity Corp.(t)	10	584
Total Common Stocks & Other Equity Interests (Cost $4,952)		20,865
Money Market Funds–3.73%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(s)(u)	69,413,412	69,413,412
Invesco Treasury Portfolio, Institutional Class, 4.17%(s)(u)	128,905,675	128,905,675
Total Money Market Funds (Cost $198,319,087)		198,319,087
		Value
Options Purchased–0.04%
(Cost $2,350,544)(v)		$2,038,140
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-127.74% (Cost $6,807,011,344)		6,787,217,671
Shares
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.44%
Invesco Private Government Fund, 4.28%(s)(u)(w)	90,053,280	90,053,280
Invesco Private Prime Fund, 4.46%(s)(u)(w)	251,986,917	252,062,513
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $342,098,795)		342,115,793
TOTAL INVESTMENTS IN SECURITIES–134.18% (Cost $7,149,110,139)		7,129,333,464
OTHER ASSETS LESS LIABILITIES—(34.18)%		(1,815,894,190)
NET ASSETS–100.00%		$5,313,439,274
Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
CAD	– Canadian Dollar
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IBOR	– Interbank Offered Rate
IO	– Interest Only
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar
Wts.	– Warrants
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $2,657,451,977, which represented 50.01% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2025.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Zero coupon bond issued at a discount.
(g)	Perpetual bond with no specified maturity date.
(h)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2025 was $550,320, which represented less than 1% of the Fund’s Net Assets.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Restricted security. The value of this security at August 31, 2025 represented less than 1% of the Fund’s Net Assets.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2025.

(m)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1Q.
(n)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(o)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(q)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight
Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(r)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(s)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Invesco High Yield Bond Factor ETF	$-	$1,853,210	$-	$8,600	$-	$1,861,810	$53,370
Invesco High Yield Select ETF	258,498	-	(25,349)	(2,733)	434	230,850	15,830
Invesco Senior Loan ETF	2,528,400	-	(168,395)	(16,240)	(725)	2,343,040	182,468
Invesco Short Duration Total Return Bond ETF	301,140	25,020	-	(705)	-	325,455	15,374
Invesco Total Return Bond ETF	4,781,000	-	-	(77,000)	-	4,704,000	211,414
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	282,138,685	732,377,901	(945,103,174)	-	-	69,413,412	10,014,634
Invesco Treasury Portfolio, Institutional Class	523,966,898	1,360,130,385	(1,755,191,608)	-	-	128,905,675	18,437,298
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	104,150,583	814,639,977	(828,737,280)	-	-	90,053,280	4,477,362*
Invesco Private Prime Fund	273,527,625	1,793,277,078	(1,814,726,937)	(611)	(14,642)	252,062,513	12,222,041*
Total	$1,191,652,829	$4,702,303,571	$(5,343,952,743)	$(88,689)	$(14,933)	$549,900,035	$45,629,791

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(t)	Non-income producing security.
(u)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(v)	The table below details options purchased.
(w)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Index	Call	11/28/2025	134	USD	6,550.00	USD	87,770,000	$2,038,140

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	2,361	December-2025	$492,360,725	$1,121,574	$1,121,574
U.S. Treasury Ultra Bonds	1,977	December-2025	230,444,063	194,724	194,724
Subtotal—Long Futures Contracts				1,316,298	1,316,298
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	2,586	December-2025	(283,086,187)	(674,137)	(674,137)
U.S. Treasury 10 Year Notes	1,818	December-2025	(204,525,000)	(616,551)	(616,551)
U.S. Treasury 10 Year Ultra Notes	2,611	December-2025	(298,714,719)	(779,501)	(779,501)
U.S. Treasury Long Bonds	923	December-2025	(105,452,750)	58,060	58,060
Subtotal—Short Futures Contracts				(2,012,129)	(2,012,129)
Total Futures Contracts				$(695,831)	$(695,831)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
10/31/2025	Citibank, N.A.	EUR	15,225,000	USD	17,936,499	$58,790
10/31/2025	Merrill Lynch International	CAD	13,277,000	USD	9,761,278	66,628
Subtotal—Appreciation						125,418
Currency Risk
10/31/2025	State Street Bank & Trust Co.	GBP	387,000	USD	522,274	(1,020)
Total Forward Foreign Currency Contracts						$124,398

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	SONIA	Annually	3.69%	Annually	06/12/2027	GBP	204,000,000	$3,552	$(376,593)	$(380,145)

(a)	Centrally cleared swap agreements collateralized by $4,317,494 cash held with Counterparties.

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
SONIA	—Sterling Overnight Index Average
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $6,598,136,679)*	$6,579,433,429
Investments in affiliates, at value (Cost $550,973,460)	549,900,035
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	125,418
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	4,317,494
Cash	1,041,435
Foreign currencies, at value (Cost $25,697,992)	26,086,844
Receivable for:
Investments sold	31,880,077
Fund shares sold	2,430,643
Dividends	1,567,040
Interest	42,719,474
Investments matured, at value (Cost $1,146,688)	103,641
Principal paydowns	3,077
Investment for trustee deferred compensation and retirement plans	146,902
Other assets	80,763
Total assets	7,239,836,272
Liabilities:
Other investments:
Variation margin payable — futures contracts	488,478
Variation margin payable — centrally cleared swap agreements	8,754
Unrealized depreciation on forward foreign currency contracts outstanding	1,020
Payable for:
Investments purchased	122,561,432
TBA purchased commitment	1,453,792,059
Dividends	2,749,174
Fund shares reacquired	2,451,419
Due to broker	552,000
Collateral upon return of securities loaned	342,098,795
Accrued fees to affiliates	1,280,007
Accrued trustees’ and officers’ fees and benefits	8,463
Accrued other operating expenses	240,604
Trustee deferred compensation and retirement plans	164,793
Total liabilities	1,926,396,998
Net assets applicable to shares outstanding	$5,313,439,274
Net assets consist of:
Shares of beneficial interest	$6,227,312,080
Distributable earnings (loss)	(913,872,806)
$5,313,439,274
Net Assets:
Class A	$1,349,816,980
Class C	$36,543,066
Class R	$35,251,465
Class Y	$1,323,155,698
Class R5	$16,080,104
Class R6	$2,552,591,961
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	145,773,705
Class C	3,947,747
Class R	3,807,428
Class Y	142,787,843
Class R5	1,737,332
Class R6	275,880,296
Class A:
Net asset value per share	$9.26
Maximum offering price per share (Net asset value of $9.26 ÷ 95.75%)	$9.67
Class C:
Net asset value and offering price per share	$9.26
Class R:
Net asset value and offering price per share	$9.26
Class Y:
Net asset value and offering price per share	$9.27
Class R5:
Net asset value and offering price per share	$9.26
Class R6:
Net asset value and offering price per share	$9.25

*	At August 31, 2025, securities with an aggregate value of $329,332,369 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest (net of foreign withholding taxes of $(20,627))	$240,739,304
Dividends	3,949,391
Dividends from affiliates (includes net securities lending income of $560,108)	29,490,496
Total investment income	274,179,191
Expenses:
Advisory fees	21,007,069
Administrative services fees	776,391
Custodian fees	157,607
Distribution fees:
Class A	3,344,069
Class C	401,594
Class R	168,852
Transfer agent fees — A, C, R and Y	3,606,313
Transfer agent fees — R5	16,692
Transfer agent fees — R6	749,855
Trustees’ and officers’ fees and benefits	65,791
Registration and filing fees	159,359
Reports to shareholders	344,181
Professional services fees	102,852
Other	73,900
Total expenses	30,974,525
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,198,028)
Net expenses	28,776,497
Net investment income	245,402,694
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(32,412,712)
Affiliated investment securities	(14,933)
Foreign currencies	261,717
Forward foreign currency contracts	(812,231)
Futures contracts	(48,208,778)
Option contracts written	1,083,175
Swap agreements	(278,184)
(80,381,946)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	13,997,331
Affiliated investment securities	(88,689)
Foreign currencies	320,233
Forward foreign currency contracts	423,793
Futures contracts	5,053,814
Swap agreements	(380,145)
19,326,337
Net realized and unrealized gain (loss)	(61,055,609)
Net increase in net assets resulting from operations	$184,347,085
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$245,402,694	$237,515,404
Net realized gain (loss)	(80,381,946)	(11,758,819)
Change in net unrealized appreciation	19,326,337	234,343,894
Net increase in net assets resulting from operations	184,347,085	460,100,479
Distributions to shareholders from distributable earnings:
Class A	(61,124,176)	(58,877,155)
Class C	(1,532,492)	(1,751,669)
Class R	(1,459,379)	(1,299,921)
Class Y	(67,990,778)	(54,146,596)
Class R5	(804,248)	(755,058)
Class R6	(122,731,980)	(123,278,471)
Total distributions from distributable earnings	(255,643,053)	(240,108,870)
Share transactions–net:
Class A	39,726,801	56,543,645
Class C	(5,389,336)	(6,620,918)
Class R	2,880,533	3,932,569
Class Y	(92,097,787)	379,011,866
Class R5	(1,173,017)	2,450,900
Class R6	(53,912,583)	116,714,538
Net increase (decrease) in net assets resulting from share transactions	(109,965,389)	552,032,600
Net increase (decrease) in net assets	(181,261,357)	772,024,209
Net assets:
Beginning of year	5,494,700,631	4,722,676,422
End of year	$5,313,439,274	$5,494,700,631
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$9.38	$0.40	$(0.10)	$0.30	$(0.42)	$—	$(0.42)	$9.26	3.32%	$1,349,817	0.74%	0.80%	4.38%	531%
Year ended 08/31/24	8.98	0.42	0.40	0.82	(0.42)	—	(0.42)	9.38	9.45	1,327,611	0.74	0.84	4.63	465
Year ended 08/31/23	9.45	0.38	(0.44)	(0.06)	(0.41)	—	(0.41)	8.98	(0.59)	1,215,588	0.74	0.83	4.19	461
Year ended 08/31/22	11.39	0.24	(1.83)	(1.59)	(0.24)	(0.11)	(0.35)	9.45	(14.19)	1,203,731	0.75	0.81	2.30	321
Year ended 08/31/21	11.61	0.19	0.17	0.36	(0.22)	(0.36)	(0.58)	11.39	3.18	1,497,641	0.74	0.79	1.70	366
Class C
Year ended 08/31/25	9.38	0.33	(0.10)	0.23	(0.35)	—	(0.35)	9.26	2.55	36,543	1.49	1.55	3.63	531
Year ended 08/31/24	8.98	0.35	0.41	0.76	(0.36)	—	(0.36)	9.38	8.64	42,577	1.49	1.59	3.88	465
Year ended 08/31/23	9.45	0.31	(0.44)	(0.13)	(0.34)	—	(0.34)	8.98	(1.34)	47,344	1.49	1.58	3.44	461
Year ended 08/31/22	11.38	0.16	(1.81)	(1.65)	(0.17)	(0.11)	(0.28)	9.45	(14.76)	55,695	1.50	1.56	1.55	321
Year ended 08/31/21	11.61	0.11	0.16	0.27	(0.14)	(0.36)	(0.50)	11.38	2.32	90,811	1.49	1.54	0.95	366
Class R
Year ended 08/31/25	9.38	0.38	(0.10)	0.28	(0.40)	—	(0.40)	9.26	3.06	35,251	0.99	1.05	4.13	531
Year ended 08/31/24	8.98	0.40	0.40	0.80	(0.40)	—	(0.40)	9.38	9.18	32,746	0.99	1.09	4.38	465
Year ended 08/31/23	9.45	0.36	(0.44)	(0.08)	(0.39)	—	(0.39)	8.98	(0.84)	27,489	0.99	1.08	3.94	461
Year ended 08/31/22	11.38	0.21	(1.81)	(1.60)	(0.22)	(0.11)	(0.33)	9.45	(14.33)	25,914	1.00	1.06	2.05	321
Year ended 08/31/21	11.61	0.16	0.16	0.32	(0.19)	(0.36)	(0.55)	11.38	2.83	29,466	0.99	1.04	1.45	366
Class Y
Year ended 08/31/25	9.39	0.43	(0.11)	0.32	(0.44)	—	(0.44)	9.27	3.58	1,323,156	0.49	0.55	4.63	531
Year ended 08/31/24	8.99	0.44	0.41	0.85	(0.45)	—	(0.45)	9.39	9.72	1,435,650	0.49	0.59	4.88	465
Year ended 08/31/23	9.46	0.41	(0.44)	(0.03)	(0.44)	—	(0.44)	8.99	(0.33)	1,007,180	0.49	0.58	4.44	461
Year ended 08/31/22	11.40	0.27	(1.83)	(1.56)	(0.27)	(0.11)	(0.38)	9.46	(13.95)	961,066	0.50	0.56	2.55	321
Year ended 08/31/21	11.62	0.22	0.17	0.39	(0.25)	(0.36)	(0.61)	11.40	3.43	1,407,185	0.49	0.54	1.95	366
Class R5
Year ended 08/31/25	9.38	0.43	(0.11)	0.32	(0.44)	—	(0.44)	9.26	3.57	16,080	0.49	0.52	4.63	531
Year ended 08/31/24	8.98	0.44	0.41	0.85	(0.45)	—	(0.45)	9.38	9.72	17,505	0.49	0.54	4.88	465
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.43)	—	(0.43)	8.98	(0.34)	14,364	0.49	0.53	4.44	461
Year ended 08/31/22	11.38	0.26	(1.81)	(1.55)	(0.27)	(0.11)	(0.38)	9.45	(13.89)	14,000	0.50	0.52	2.55	321
Year ended 08/31/21	11.61	0.22	0.16	0.38	(0.25)	(0.36)	(0.61)	11.38	3.35	13,274	0.49	0.51	1.95	366
Class R6
Year ended 08/31/25	9.37	0.43	(0.10)	0.33	(0.45)	—	(0.45)	9.25	3.63	2,552,592	0.44	0.45	4.68	531
Year ended 08/31/24	8.97	0.44	0.41	0.85	(0.45)	—	(0.45)	9.37	9.77	2,638,610	0.46	0.47	4.91	465
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.44)	—	(0.44)	8.97	(0.41)	2,410,711	0.45	0.46	4.48	461
Year ended 08/31/22	11.38	0.27	(1.81)	(1.54)	(0.28)	(0.11)	(0.39)	9.45	(13.85)	2,406,339	0.45	0.45	2.60	321
Year ended 08/31/21	11.60	0.23	0.17	0.40	(0.26)	(0.36)	(0.62)	11.38	3.51	2,948,067	0.41	0.42	2.03	366

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse

Invesco Core Plus Bond Fund

investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income

Invesco Core Plus Bond Fund

accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $1,140 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the

Invesco Core Plus Bond Fund

absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.
Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.
Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
Q.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance.  The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
R.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
S.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
T.
Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Invesco Core Plus Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.39%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $756,064 and reimbursed class level expenses of $673,378, $19,981, $17,124, $704,486, $3,860 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $137,159 in front-end sales commissions from the sale of Class A shares and $22,781 and $2,388 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Core Plus Bond Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$2,503,558,606	$25,022,523	$2,528,581,129
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,681,534,562	—	1,681,534,562
Asset-Backed Securities	—	1,560,534,299	28,891,271	1,589,425,570
U.S. Treasury Securities	—	641,644,251	—	641,644,251
Preferred Stocks	60,407,164	—	—	60,407,164
Variable Rate Senior Loan Interests	—	51,261,608	247,497	51,509,105
Non-U.S. Dollar Denominated Bonds & Notes	—	15,298,365	—	15,298,365
Exchange-Traded Funds	9,465,155	—	—	9,465,155
Agency Credit Risk Transfer Notes	—	8,440,475	—	8,440,475
Municipal Obligations	—	533,803	—	533,803
Common Stocks & Other Equity Interests	20,865	—	—	20,865
Money Market Funds	198,319,087	342,115,793	—	540,434,880
Options Purchased	2,038,140	—	—	2,038,140
Total Investments in Securities	270,250,411	6,804,921,762	54,161,291	7,129,333,464
Other Investments - Assets*
Investments Matured	—	103,641	0	103,641
Futures Contracts	1,374,358	—	—	1,374,358
Forward Foreign Currency Contracts	—	125,418	—	125,418
	1,374,358	229,059	0	1,603,417
Other Investments - Liabilities*
Futures Contracts	(2,070,189)	—	—	(2,070,189)
Forward Foreign Currency Contracts	—	(1,020)	—	(1,020)
Swap Agreements	—	(380,145)	—	(380,145)
	(2,070,189)	(381,165)	—	(2,451,354)
Total Other Investments	(695,831)	(152,106)	0	(847,937)
Total Investments	$269,554,580	$6,804,769,656	$54,161,291	$7,128,485,527

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured is shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$1,374,358	$1,374,358
Unrealized appreciation on forward foreign currency contracts outstanding	125,418	—	—	125,418
Options purchased, at value — Exchange-Traded(b)	—	2,038,140	—	2,038,140
Total Derivative Assets	125,418	2,038,140	1,374,358	3,537,916
Derivatives not subject to master netting agreements	—	(2,038,140)	(1,374,358)	(3,412,498)
Total Derivative Assets subject to master netting agreements	$125,418	$—	$—	$125,418

Invesco Core Plus Bond Fund

Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(2,070,189)	$(2,070,189)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	(380,145)	(380,145)
Unrealized depreciation on forward foreign currency contracts outstanding	(1,020)	—	(1,020)
Total Derivative Liabilities	(1,020)	(2,450,334)	(2,451,354)
Derivatives not subject to master netting agreements	—	2,450,334	2,450,334
Total Derivative Liabilities subject to master netting agreements	$(1,020)	$—	$(1,020)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$58,790	$−	$58,790	$—	$—	$58,790
Merrill Lynch International	66,628	−	66,628	—	—	66,628
State Street Bank & Trust Co.	−	(1,020)	(1,020)	—	—	(1,020)
Total	$125,418	$(1,020)	$124,398	$—	$—	$124,398
Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(812,231)	$-	$-	$(812,231)
Futures contracts	-	-	(48,208,778)	(48,208,778)
Options purchased(a)	(2,417,279)	243,244	-	(2,174,035)
Options written	1,011,025	72,150	-	1,083,175
Swap agreements	-	-	(278,184)	(278,184)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	423,793	-	-	423,793
Futures contracts	-	-	5,053,814	5,053,814
Options purchased(a)	-	(331,454)	-	(331,454)
Swap agreements	-	-	(380,145)	(380,145)
Total	$(1,794,692)	$(16,060)	$(43,813,293)	$(45,624,045)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Foreign Currency Options Purchased	Index Options Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$26,043,072	$2,017,501,851	$12,168,000	$63,702,125	$109,300,000	$20,646,000	$109,300,000	$275,053,149
Average contracts	—	—	3,380	104	—	35	—	—

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,135.

Invesco Core Plus Bond Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made.  In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian.  To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$255,643,053	$240,108,870

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Net unrealized appreciation (depreciation) — investments	$(23,270,786)
Net unrealized appreciation — foreign currencies	389,667
Temporary book/tax differences	(108,115)
Capital loss carryforward	(890,883,572)
Shares of beneficial interest	6,227,312,080
Total net assets	$5,313,439,274
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales,amortization and accretion on debt securities,derivative instruments and straddles.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$467,750,138	$423,133,434	$890,883,572
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $5,618,396,363 and $5,031,624,578, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$70,465,525
Aggregate unrealized (depreciation) of investments	(93,736,311)
Net unrealized appreciation (depreciation) of investments	$(23,270,786)
Cost of investments for tax purposes is $7,151,756,313.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions,distributions,amortization and accretion on debt securities and dollar rolls, on August 31, 2025, undistributed net investment income was increased by $8,254,389, undistributed net realized gain (loss) was decreased by $6,104,221 and shares of beneficial interest was decreased by $2,150,168. This reclassification had no effect on the net assets of the Fund.

Invesco Core Plus Bond Fund

NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	25,542,195	$235,431,313	30,218,199	$274,064,215
Class C	1,308,319	12,100,472	1,126,682	10,204,462
Class R	1,357,641	12,482,253	1,103,259	9,977,510
Class Y	61,376,536	565,937,592	91,933,978	840,671,422
Class R5	380,103	3,504,049	510,984	4,643,618
Class R6	52,714,769	485,305,183	67,574,675	611,905,621
Issued as reinvestment of dividends:
Class A	5,823,875	53,700,947	5,669,628	51,342,454
Class C	147,321	1,358,287	168,090	1,520,821
Class R	156,914	1,446,590	142,379	1,289,554
Class Y	4,813,810	44,423,738	3,950,670	35,823,959
Class R5	87,189	803,762	83,341	754,580
Class R6	12,667,820	116,696,051	13,028,169	117,883,151
Automatic conversion of Class C shares to Class A shares:
Class A	943,824	8,689,842	588,477	5,336,670
Class C	(944,115)	(8,689,842)	(588,607)	(5,336,670)
Reacquired:
Class A	(28,077,791)	(258,095,301)	(30,281,657)	(274,199,694)
Class C	(1,104,672)	(10,158,253)	(1,438,161)	(13,009,531)
Class R	(1,199,234)	(11,048,310)	(814,925)	(7,334,495)
Class Y	(76,354,433)	(702,459,117)	(54,996,120)	(497,483,515)
Class R5	(596,945)	(5,480,828)	(327,420)	(2,947,298)
Class R6	(71,035,819)	(655,913,817)	(67,682,854)	(613,074,234)
Net increase (decrease) in share activity	(11,992,693)	$(109,965,389)	59,968,787	$552,032,600

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent, portfolio company investees, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts,  the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was above  the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other

Invesco Core Plus Bond Fund

performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and below, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The
Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco

Invesco Core Plus Bond Fund

Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.

Invesco Core Plus Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	4.42%
Corporate Dividends Received Deduction*	3.48%
U.S. Treasury Obligations*	9.40%
Qualified Business Income*	0.00%
Business Interest Income*	81.39%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Core Plus Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

Invesco Core Plus Bond Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
CPB-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Discovery Fund
Nasdaq:
A: OPOCX ■ C: ODICX ■ R: ODINX ■ Y: ODIYX ■ R5: DIGGX ■ R6: ODIIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.81%
Aerospace & Defense–8.05%
AeroVironment, Inc.(b)	200,010	$48,272,414
Archer Aviation, Inc., Class A(b)	2,536,713	22,703,581
Curtiss-Wright Corp.	203,854	97,472,790
Embraer S.A., ADR (Brazil)	1,367,282	77,018,995
Karman Holdings, Inc.(b)	1,068,437	57,065,220
Leonardo DRS, Inc.	1,067,868	44,487,381
Rocket Lab Corp.(b)	1,616,788	78,575,897
		425,596,278
Apparel Retail–1.02%
Boot Barn Holdings, Inc.(b)	302,904	53,847,244
Application Software–4.74%
Accelerant Holdings, Class A (Cayman Islands)(b)	662,002	13,273,140
AppFolio, Inc., Class A(b)	167,208	46,380,155
AvePoint, Inc.(b)	1,726,472	28,245,082
Bullish (Cayman Islands)(b)	188,664	11,136,836
Cellebrite DI Ltd. (Israel)(b)	1,901,640	31,186,896
Clearwater Analytics Holdings, Inc., Class A(b)	1,304,221	26,958,248
Pegasystems, Inc.	1,001,801	54,307,632
ServiceTitan, Inc.(b)	367,126	39,366,921
		250,854,910
Asset Management & Custody Banks–3.74%
Hamilton Lane, Inc., Class A	517,922	79,936,082
StepStone Group, Inc., Class A	1,895,950	117,662,657
		197,598,739
Biotechnology–6.17%
ADMA Biologics, Inc.(b)	1,526,855	26,353,517
BridgeBio Pharma, Inc.(b)	996,826	51,595,714
Caris Life Sciences, Inc.(b)	408,728	15,691,068
Halozyme Therapeutics, Inc.(b)	687,782	50,311,253
Insmed, Inc.(b)	629,502	85,675,222
Madrigal Pharmaceuticals, Inc.(b)	63,253	27,695,326
Merus N.V. (Netherlands)(b)	300,405	19,778,665
Soleno Therapeutics, Inc.(b)	337,044	22,807,768
Twist Bioscience Corp.(b)	414,099	11,168,250
Vericel Corp.(b)	413,596	15,038,351
		326,115,134
Broadline Retail–1.71%
Ollie’s Bargain Outlet Holdings, Inc.(b)	711,653	90,266,067
Casinos & Gaming–1.33%
Sportradar Group AG (Switzerland)(b)	2,280,750	70,566,405
Commercial & Residential Mortgage Finance–0.58%
Mr. Cooper Group, Inc.(b)	163,121	30,753,202
Communications Equipment–0.51%
Lumentum Holdings, Inc.(b)	204,588	27,171,332
Construction & Engineering–6.05%
Argan, Inc.	173,126	39,510,816
Comfort Systems USA, Inc.	37,744	26,548,375
Shares		Value
Construction & Engineering–(continued)
Construction Partners, Inc., Class A(b)	650,226	$77,962,097
Primoris Services Corp.	721,359	85,517,109
Sterling Infrastructure, Inc.(b)	324,570	90,402,482
		319,940,879
Construction Machinery & Heavy Transportation Equipment– 1.07%
Federal Signal Corp.	458,092	56,340,735
Consumer Finance–0.79%
Enova International, Inc.(b)	345,087	41,859,053
Diversified Metals & Mining–0.74%
MP Materials Corp.(b)	550,420	39,156,879
Education Services–1.82%
Duolingo, Inc.(b)	140,053	41,716,186
Stride, Inc.(b)	335,335	54,723,319
		96,439,505
Electrical Components & Equipment–0.60%
Powell Industries, Inc.	119,803	31,886,766
Electronic Equipment & Instruments–2.81%
Advanced Energy Industries, Inc.	346,577	51,875,646
Badger Meter, Inc.	157,989	28,899,348
Itron, Inc.(b)	329,265	40,479,839
PAR Technology Corp.(b)	535,646	27,414,362
		148,669,195
Electronic Manufacturing Services–4.84%
Celestica, Inc. (Canada)(b)	383,574	74,701,037
Fabrinet (Thailand)(b)	264,131	87,503,959
Sanmina Corp.(b)	307,246	36,107,550
TTM Technologies, Inc.(b)	1,295,648	57,747,031
		256,059,577
Environmental & Facilities Services–0.94%
Casella Waste Systems, Inc., Class A(b)	502,421	49,518,614
Health Care Equipment–1.77%
Glaukos Corp.(b)	196,425	18,821,444
Integer Holdings Corp.(b)	306,792	33,093,653
iRhythm Technologies, Inc.(b)	245,632	41,752,527
		93,667,624
Health Care Facilities–2.14%
Encompass Health Corp.	930,144	113,254,333
Health Care Services–4.77%
BrightSpring Health Services, Inc.(b)	3,123,391	73,993,133
GeneDx Holdings Corp.(b)	341,090	44,167,744
Guardant Health, Inc.(b)	1,179,142	79,497,754
RadNet, Inc.(b)	763,169	54,765,007
		252,423,638
Health Care Supplies–0.85%
Merit Medical Systems, Inc.(b)	499,556	45,229,800
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Discovery Fund

Shares		Value
Health Care Technology–0.99%
Waystar Holding Corp.(b)	1,377,454	$52,177,958
Independent Power Producers & Energy Traders–1.50%
Talen Energy Corp.(b)	209,029	79,205,269
Industrial Machinery & Supplies & Components–6.68%
Crane Co.	476,739	88,339,737
ESAB Corp.	427,716	49,345,595
ESCO Technologies, Inc.	341,920	68,695,147
Mueller Water Products, Inc., Class A	2,127,247	56,074,231
SPX Technologies, Inc.(b)	486,315	90,994,399
		353,449,109
Investment Banking & Brokerage–4.73%
Evercore, Inc., Class A	274,518	88,271,263
Marex Group PLC (United Kingdom)	997,442	35,269,549
Piper Sandler Cos.	161,420	53,880,382
PJT Partners, Inc., Class A	254,966	45,638,914
Virtu Financial, Inc., Class A	641,618	26,896,626
		249,956,734
Leisure Facilities–1.24%
Planet Fitness, Inc., Class A(b)	626,219	65,627,751
Life Sciences Tools & Services–0.25%
Repligen Corp.(b)	109,500	13,394,040
Managed Health Care–1.48%
Alignment Healthcare, Inc.(b)	1,501,498	24,564,507
HealthEquity, Inc.(b)	598,857	53,495,896
		78,060,403
Office REITs–0.51%
Highwoods Properties, Inc.	855,995	26,989,522
Oil & Gas Equipment & Services–2.17%
Archrock, Inc.	1,727,088	42,762,699
TechnipFMC PLC (United Kingdom)	1,959,580	72,034,161
		114,796,860
Pharmaceuticals–1.05%
Axsome Therapeutics, Inc.(b)	358,100	43,430,368
Ligand Pharmaceuticals, Inc.(b)	75,079	12,141,025
		55,571,393
Property & Casualty Insurance–0.74%
Palomar Holdings, Inc.(b)	318,117	39,134,753
Regional Banks–1.27%
Bancorp, Inc. (The)(b)	879,437	67,048,277
Shares		Value
Restaurants–3.42%
Dutch Bros, Inc., Class A(b)	769,584	$55,279,218
Shake Shack, Inc., Class A(b)	499,754	52,973,924
Texas Roadhouse, Inc.	194,718	33,598,591
Wingstop, Inc.	119,132	39,089,592
		180,941,325
Semiconductor Materials & Equipment–0.94%
Nova Ltd. (Israel)(b)	187,856	49,469,999
Semiconductors–7.27%
Allegro MicroSystems, Inc. (Japan)(b)	1,348,903	41,613,658
Impinj, Inc.(b)	275,985	51,738,908
Lattice Semiconductor Corp.(b)	841,022	55,827,040
MACOM Technology Solutions Holdings, Inc.(b)	698,640	89,530,716
SiTime Corp.(b)	345,449	83,484,660
Tower Semiconductor Ltd. (Israel)(b)	1,062,284	62,483,545
		384,678,527
Steel–3.16%
ATI, Inc.(b)	759,831	58,917,296
Carpenter Technology Corp.	449,802	108,348,306
		167,265,602
Systems Software–2.50%
Commvault Systems, Inc.(b)	424,606	79,250,587
CyberArk Software Ltd.(b)	116,515	52,811,589
		132,062,176
Trading Companies & Distributors–0.81%
Applied Industrial Technologies, Inc.	162,721	42,890,001
Transaction & Payment Processing Services–1.06%
Paymentus Holdings, Inc., Class A(b)	1,436,042	55,905,115
Total Common Stocks & Other Equity Interests (Cost $3,834,952,560)		5,225,840,723
Money Market Funds–0.88%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(c)(d)	16,351,814	16,351,814
Invesco Treasury Portfolio, Institutional Class, 4.17%(c)(d)	30,366,474	30,366,474
Total Money Market Funds (Cost $46,718,288)		46,718,288
TOTAL INVESTMENTS IN SECURITIES–99.69% (Cost $3,881,670,848)		5,272,559,011
OTHER ASSETS LESS LIABILITIES—0.31%		16,300,959
NET ASSETS–100.00%		$5,288,859,970
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Discovery Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,945,665	$555,910,878	$(557,504,729)	$-	$-	$16,351,814	$2,160,804
Invesco Treasury Portfolio, Institutional Class	33,326,481	1,032,405,916	(1,035,365,923)	-	-	30,366,474	3,980,916
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	742,930	66,790,079	(67,533,009)	-	-	-	67,059*
Invesco Private Prime Fund	3,211,289	125,386,943	(128,597,637)	(181)	(414)	-	193,671*
Total	$55,226,365	$1,780,493,816	$(1,789,001,298)	$(181)	$(414)	$46,718,288	$6,402,450

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Discovery Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $3,834,952,560)	$5,225,840,723
Investments in affiliated money market funds, at value (Cost $46,718,288)	46,718,288
Cash	1,000,000
Receivable for:
Investments sold	20,557,084
Fund shares sold	2,284,666
Dividends	2,665,716
Investment for trustee deferred compensation and retirement plans	162,325
Other assets	80,580
Total assets	5,299,309,382
Liabilities:
Payable for:
Investments purchased	2,831,343
Fund shares reacquired	5,480,388
Accrued fees to affiliates	1,778,187
Accrued trustees’ and officers’ fees and benefits	36,435
Accrued other operating expenses	119,895
Trustee deferred compensation and retirement plans	203,164
Total liabilities	10,449,412
Net assets applicable to shares outstanding	$5,288,859,970
Net assets consist of:
Shares of beneficial interest	$3,523,730,680
Distributable earnings	1,765,129,290
$5,288,859,970
Net Assets:
Class A	$1,592,888,253
Class C	$26,210,011
Class R	$39,394,437
Class Y	$1,928,667,568
Class R5	$5,322,755
Class R6	$1,696,376,946
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,426,813
Class C	565,564
Class R	451,661
Class Y	14,867,463
Class R5	50,292
Class R6	12,579,990
Class A:
Net asset value per share	$103.25
Maximum offering price per share (Net asset value of $103.25 ÷ 94.50%)	$109.26
Class C:
Net asset value and offering price per share	$46.34
Class R:
Net asset value and offering price per share	$87.22
Class Y:
Net asset value and offering price per share	$129.72
Class R5:
Net asset value and offering price per share	$105.84
Class R6:
Net asset value and offering price per share	$134.85
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Discovery Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends	$16,564,361
Dividends from affiliated money market funds (includes net securities lending income of $20,013)	6,161,733
Total investment income	22,726,094
Expenses:
Advisory fees	28,978,380
Administrative services fees	700,451
Custodian fees	30,424
Distribution fees:
Class A	3,608,060
Class C	269,896
Class R	197,937
Transfer agent fees — A, C, R and Y	5,830,369
Transfer agent fees — R5	4,518
Transfer agent fees — R6	431,004
Trustees’ and officers’ fees and benefits	65,433
Registration and filing fees	129,811
Reports to shareholders	241,796
Professional services fees	87,302
Other	69,685
Total expenses	40,645,066
Less: Fees waived and/or expense offset arrangement(s)	(244,980)
Net expenses	40,400,086
Net investment income (loss)	(17,673,992)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $27,944,147)	540,953,906
Affiliated investment securities	(414)
540,953,492
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	32,714,726
Affiliated investment securities	(181)
32,714,545
Net realized and unrealized gain	573,668,037
Net increase in net assets resulting from operations	$555,994,045
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Discovery Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(17,673,992)	$(12,247,435)
Net realized gain	540,953,492	368,160,177
Change in net unrealized appreciation	32,714,545	496,018,783
Net increase in net assets resulting from operations	555,994,045	851,931,525
Distributions to shareholders from distributable earnings:
Class A	(102,211,153)	—
Class C	(3,834,765)	—
Class R	(3,145,323)	—
Class Y	(98,251,533)	—
Class R5	(327,199)	—
Class R6	(72,263,495)	—
Total distributions from distributable earnings	(280,033,468)	—
Share transactions–net:
Class A	(22,618,245)	(135,455,428)
Class C	(1,252,125)	(5,641,457)
Class R	(3,846,095)	(6,485,657)
Class Y	10,341,341	(7,565,495)
Class R5	2,676,525	701,362
Class R6	310,743,838	229,657,113
Net increase in net assets resulting from share transactions	296,045,239	75,210,438
Net increase in net assets	572,005,816	927,141,963
Net assets:
Beginning of year	4,716,854,154	3,789,712,191
End of year	$5,288,859,970	$4,716,854,154
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Discovery Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$98.69	$(0.54)	$11.72	$11.18	$(6.62)	$103.25	11.38%(d)	$1,592,888	1.03%(d)	1.03%(d)	(0.57)%(d)	87%
Year ended 08/31/24	80.68	(0.41)	18.42	18.01	—	98.69	22.33 (d)	1,551,034	1.04 (d)	1.04 (d)	(0.49)(d)	86
Year ended 08/31/23	75.57	(0.36)	5.47	5.11	—	80.68	6.76 (d)	1,394,517	1.03 (d)	1.03 (d)	(0.48)(d)	83
Year ended 08/31/22	124.56	(0.49)	(27.15)	(27.64)	(21.35)	75.57	(26.13)(d)	1,425,847	1.02 (d)	1.02 (d)	(0.54)(d)	84
Year ended 08/31/21	101.13	(0.85)	36.59	35.74	(12.31)	124.56	37.24 (d)	2,090,984	1.01 (d)	1.01 (d)	(0.74)(d)	61
Class C
Year ended 08/31/25	47.92	(0.59)	5.63	5.04	(6.62)	46.34	10.53	26,210	1.79	1.79	(1.33)	87
Year ended 08/31/24	39.48	(0.52)	8.96	8.44	—	47.92	21.38	28,690	1.80	1.80	(1.25)	86
Year ended 08/31/23	37.26	(0.46)	2.68	2.22	—	39.48	5.96	28,808	1.79	1.79	(1.24)	83
Year ended 08/31/22	73.13	(0.63)	(13.89)	(14.52)	(21.35)	37.26	(26.68)	33,135	1.78	1.78	(1.30)	84
Year ended 08/31/21	64.09	(1.03)	22.38	21.35	(12.31)	73.13	36.20	56,388	1.78	1.78	(1.51)	61
Class R
Year ended 08/31/25	84.50	(0.67)	10.01	9.34	(6.62)	87.22	11.09	39,394	1.29	1.29	(0.83)	87
Year ended 08/31/24	69.27	(0.55)	15.78	15.23	—	84.50	21.98	42,245	1.30	1.30	(0.75)	86
Year ended 08/31/23	65.06	(0.48)	4.69	4.21	—	69.27	6.47	40,864	1.29	1.29	(0.74)	83
Year ended 08/31/22	110.57	(0.64)	(23.52)	(24.16)	(21.35)	65.06	(26.31)	41,445	1.28	1.28	(0.80)	84
Year ended 08/31/21	91.16	(1.03)	32.75	31.72	(12.31)	110.57	36.89	64,908	1.28	1.28	(1.01)	61
Class Y
Year ended 08/31/25	122.18	(0.39)	14.55	14.16	(6.62)	129.72	11.64	1,928,668	0.79	0.79	(0.33)	87
Year ended 08/31/24	99.65	(0.26)	22.79	22.53	—	122.18	22.61	1,810,579	0.80	0.80	(0.25)	86
Year ended 08/31/23	93.12	(0.22)	6.75	6.53	—	99.65	7.01	1,490,868	0.79	0.79	(0.24)	83
Year ended 08/31/22	147.99	(0.33)	(33.19)	(33.52)	(21.35)	93.12	(25.94)	1,532,285	0.78	0.78	(0.30)	84
Year ended 08/31/21	117.95	(0.69)	43.04	42.35	(12.31)	147.99	37.56	1,769,717	0.78	0.78	(0.51)	61
Class R5
Year ended 08/31/25	100.72	(0.25)	11.99	11.74	(6.62)	105.84	11.72	5,323	0.72	0.72	(0.26)	87
Year ended 08/31/24	82.05	(0.12)	18.79	18.67	—	100.72	22.76	2,460	0.69	0.69	(0.14)	86
Year ended 08/31/23	76.48	(0.09)	5.66	5.57	—	82.05	7.28	1,364	0.68	0.68	(0.13)	83
Year ended 08/31/22	125.62	(0.28)	(27.51)	(27.79)	(21.35)	76.48	(26.01)	1,139	0.71	0.71	(0.23)	84
Year ended 08/31/21	101.62	(0.52)	36.83	36.31	(12.31)	125.62	37.67	15,580	0.72	0.72	(0.45)	61
Class R6
Year ended 08/31/25	126.60	(0.23)	15.10	14.87	(6.62)	134.85	11.79	1,696,377	0.65	0.65	(0.19)	87
Year ended 08/31/24	103.11	(0.12)	23.61	23.49	—	126.60	22.78	1,281,846	0.66	0.66	(0.11)	86
Year ended 08/31/23	96.23	(0.10)	6.98	6.88	—	103.11	7.15	833,290	0.66	0.66	(0.11)	83
Year ended 08/31/22	152.02	(0.19)	(34.25)	(34.44)	(21.35)	96.23	(25.85)	578,210	0.65	0.65	(0.17)	84
Year ended 08/31/21	120.70	(0.50)	44.13	43.63	(12.31)	152.02	37.78	553,738	0.63	0.63	(0.36)	61

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 0.24%, 0.24%, 0.24% and
0.23% for the years ended August 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Discovery Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9
Invesco Discovery Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When
10
Invesco Discovery Fund

loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $1,959 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $3.5 billion	0.580%
Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.59%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $165,652.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the
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Invesco Discovery Fund

shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $44,263 in front-end sales commissions from the sale of Class A shares and $0 and $1,130 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $155,118 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2025, the Fund engaged in securities sales of $38,999,518, which resulted in net realized gains of $27,944,147.
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $79,328.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$280,033,468	$—

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Invesco Discovery Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$398,870,377
Net unrealized appreciation — investments	1,377,632,668
Temporary book/tax differences	(210,437)
Late-Year ordinary loss deferral	(11,163,318)
Shares of beneficial interest	3,523,730,680
Total net assets	$5,288,859,970
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $4,172,584,692 and $4,178,997,571, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,453,856,417
Aggregate unrealized (depreciation) of investments	(76,223,749)
Net unrealized appreciation of investments	$1,377,632,668
Cost of investments for tax purposes is $3,894,926,343.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on August 31, 2025, undistributed net investment income (loss) was increased by $17,442,748, undistributed net realized gain was decreased by $26,395,000 and shares of beneficial interest was increased by $8,952,252. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	1,152,279	$109,579,908	674,807	$58,229,263
Class C	57,044	2,544,445	73,840	3,061,671
Class R	49,764	4,143,991	47,383	3,537,916
Class Y	3,687,838	440,945,181	4,333,225	464,736,642
Class R5	38,511	3,906,501	14,346	1,276,911
Class R6	5,024,697	630,482,518	3,946,720	440,742,504
Issued as reinvestment of dividends:
Class A	959,668	98,375,588	-	-
Class C	81,692	3,779,095	-	-
Class R	36,132	3,134,114	-	-
Class Y	621,743	79,937,532	-	-
Class R5	3,114	326,523	-	-
Class R6	537,644	71,780,904	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	26,943	2,642,708	36,648	3,162,845
Class C	(58,925)	(2,642,708)	(75,178)	(3,162,845)
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Invesco Discovery Fund

Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(2,428,185)	$(233,216,449)	(2,279,013)	$(196,847,536)
Class C	(112,895)	(4,932,957)	(129,721)	(5,540,283)
Class R	(134,192)	(11,124,200)	(137,346)	(10,023,573)
Class Y	(4,261,508)	(510,541,372)	(4,475,024)	(472,302,137)
Class R5	(15,753)	(1,556,499)	(6,554)	(575,549)
Class R6	(3,107,861)	(391,519,584)	(1,902,400)	(211,085,391)
Net increase in share activity	2,157,750	$296,045,239	121,733	$75,210,438

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

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Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and third quintile for the three year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund
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Invesco Discovery Fund

performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the
Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the
17
Invesco Discovery Fund

Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
18
Invesco Discovery Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$306,428,468
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco Discovery Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco Discovery Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
O-DIS-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Discovery Large Cap Fund
Effective December 20, 2024, Invesco Capital Appreciation Fund was renamed Invesco Discovery Large Cap Fund.
Nasdaq:
A: OPTFX ■ C: OTFCX ■ R: OTCNX ■ Y: OTCYX ■ R5: CPTUX ■ R6: OPTIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
17	Tax Information
18	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.76%
Aerospace & Defense–4.24%
Axon Enterprise, Inc.(b)	122,110	$91,251,582
General Electric Co.	337,997	93,016,774
Howmet Aerospace, Inc.	413,922	72,063,820
		256,332,176
Application Software–2.34%
AppLovin Corp., Class A(b)	241,087	115,381,827
Palantir Technologies, Inc., Class A(b)	165,869	25,993,331
		141,375,158
Asset Management & Custody Banks–2.51%
Ares Management Corp., Class A(c)	222,359	39,846,733
BlackRock, Inc.	48,179	54,304,478
KKR & Co., Inc., Class A	412,411	57,527,210
		151,678,421
Automobile Manufacturers–2.10%
Ferrari N.V. (Italy)(c)	56,090	26,766,709
Tesla, Inc.(b)	299,248	99,909,930
		126,676,639
Automotive Retail–2.32%
AutoZone, Inc.(b)	14,811	62,184,428
Carvana Co.(b)	209,858	78,050,387
		140,234,815
Biotechnology–0.47%
AbbVie, Inc.	134,050	28,204,120
Broadline Retail–6.95%
Amazon.com, Inc.(b)	1,595,572	365,385,988
MercadoLibre, Inc. (Brazil)(b)	22,167	54,816,996
		420,202,984
Coal & Consumable Fuels–0.73%
Cameco Corp. (Canada)	568,873	44,025,081
Communications Equipment–2.07%
Arista Networks, Inc.(b)	917,487	125,282,850
Construction & Engineering–1.54%
Quanta Services, Inc.	245,643	92,843,228
Consumer Finance–1.12%
American Express Co.(c)	204,681	67,806,722
Consumer Staples Merchandise Retail–0.85%
Costco Wholesale Corp.	54,540	51,448,673
Electrical Components & Equipment–0.96%
Vertiv Holdings Co., Class A	456,770	58,261,014
Electronic Components–1.01%
Amphenol Corp., Class A	560,709	61,038,782
Financial Exchanges & Data–0.36%
Nasdaq, Inc.	227,176	21,522,654
Health Care Distributors–0.80%
Cencora, Inc.	165,229	48,182,429
Shares		Value
Health Care Equipment–2.63%
Boston Scientific Corp.(b)	1,222,663	$128,990,946
Intuitive Surgical, Inc.(b)	62,793	29,719,613
		158,710,559
Health Care REITs–1.00%
Welltower, Inc.	360,107	60,598,806
Heavy Electrical Equipment–1.73%
GE Vernova, Inc.	171,037	104,840,550
Hotels, Resorts & Cruise Lines–1.95%
Booking Holdings, Inc.	7,769	43,499,020
Royal Caribbean Cruises Ltd.(c)	203,961	74,082,714
		117,581,734
Independent Power Producers & Energy Traders–0.69%
Vistra Corp.(c)	219,328	41,477,118
Interactive Home Entertainment–0.50%
Take-Two Interactive Software, Inc.(b)	129,814	30,281,712
Interactive Media & Services–10.06%
Alphabet, Inc., Class C	998,136	213,131,980
Meta Platforms, Inc., Class A	490,303	362,186,826
Reddit, Inc., Class A(b)(c)	143,908	32,390,813
		607,709,619
Internet Services & Infrastructure–3.29%
Cloudflare, Inc., Class A(b)	345,569	72,123,706
Shopify, Inc., Class A (Canada)(b)	198,378	28,026,844
Snowflake, Inc., Class A(b)(c)	412,310	98,401,904
		198,552,454
Investment Banking & Brokerage–1.45%
Goldman Sachs Group, Inc. (The)	117,194	87,338,829
Movies & Entertainment–4.10%
Netflix, Inc.(b)	151,179	182,662,027
Spotify Technology S.A. (Sweden)(b)	95,667	65,233,414
		247,895,441
Property & Casualty Insurance–0.70%
Progressive Corp. (The)	171,030	42,254,672
Real Estate Services–0.77%
CBRE Group, Inc., Class A(b)	288,567	46,782,482
Research & Consulting Services–0.59%
Thomson Reuters Corp. (Canada)	202,099	35,894,803
Restaurants–1.42%
DoorDash, Inc., Class A(b)	350,792	86,031,738
Semiconductors–19.98%
Broadcom, Inc.	869,874	258,691,829
Microchip Technology, Inc.	829,554	53,921,010
Monolithic Power Systems, Inc.	80,053	66,905,095
NVIDIA Corp.	4,156,245	723,934,754
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Discovery Large Cap Fund

Shares		Value
Semiconductors–(continued)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	448,678	$103,586,290
		1,207,038,978
Systems Software–11.41%
Microsoft Corp.	1,076,881	545,644,834
Oracle Corp.	431,713	97,623,260
ServiceNow, Inc.(b)	50,080	45,946,397
		689,214,491
Technology Hardware, Storage & Peripherals–3.71%
Apple, Inc.	964,853	223,980,975
Transaction & Payment Processing Services–3.41%
Mastercard, Inc., Class A	225,265	134,098,002
Visa, Inc., Class A	205,165	72,172,944
		206,270,946
Total Common Stocks & Other Equity Interests (Cost $2,853,603,061)		6,027,571,653
Money Market Funds–0.20%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(d)(e)	4,210,211	4,210,211
Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.17%(d)(e)	7,818,956	$7,818,956
Total Money Market Funds (Cost $12,029,167)		12,029,167
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $2,865,632,228)		6,039,600,820
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.50%
Invesco Private Government Fund, 4.28%(d)(e)(f)	58,981,027	58,981,027
Invesco Private Prime Fund, 4.46%(d)(e)(f)	152,771,183	152,817,015
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $211,792,825)		211,798,042
TOTAL INVESTMENTS IN SECURITIES–103.46% (Cost $3,077,425,053)		6,251,398,862
OTHER ASSETS LESS LIABILITIES—(3.46)%		(209,214,687)
NET ASSETS–100.00%		$6,042,184,175
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$15,709,236	$342,178,753	$(353,677,778)	$-	$-	$4,210,211	$587,989
Invesco Treasury Portfolio, Institutional Class	29,174,090	635,474,828	(656,829,962)	-	-	7,818,956	1,081,990
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,023,728	787,196,899	(730,239,600)	-	-	58,981,027	799,560*
Invesco Private Prime Fund	5,215,525	1,672,922,718	(1,525,316,558)	5,213	(9,883)	152,817,015	2,223,046*
Total	$52,122,579	$3,437,773,198	$(3,266,063,898)	$5,213	$(9,883)	$223,827,209	$4,692,585

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Discovery Large Cap Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $2,853,603,061)*	$6,027,571,653
Investments in affiliated money market funds, at value (Cost $223,821,992)	223,827,209
Cash	5,000,000
Foreign currencies, at value (Cost $288)	280
Receivable for:
Fund shares sold	1,311,277
Dividends	2,190,467
Investment for trustee deferred compensation and retirement plans	487,462
Other assets	79,395
Total assets	6,260,467,743
Liabilities:
Payable for:
Fund shares reacquired	3,150,015
Collateral upon return of securities loaned	211,792,825
Accrued fees to affiliates	2,447,401
Accrued trustees’ and officers’ fees and benefits	278,575
Accrued other operating expenses	127,290
Trustee deferred compensation and retirement plans	487,462
Total liabilities	218,283,568
Net assets applicable to shares outstanding	$6,042,184,175
Net assets consist of:
Shares of beneficial interest	$2,419,575,586
Distributable earnings	3,622,608,589
$6,042,184,175
Net Assets:
Class A	$5,405,400,717
Class C	$168,236,537
Class R	$215,261,864
Class Y	$208,937,496
Class R5	$15,858
Class R6	$44,331,703
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	59,158,501
Class C	3,702,137
Class R	2,706,139
Class Y	1,947,024
Class R5	170
Class R6	405,393
Class A:
Net asset value per share	$91.37
Maximum offering price per share (Net asset value of $91.37 ÷ 94.50%)	$96.69
Class C:
Net asset value and offering price per share	$45.44
Class R:
Net asset value and offering price per share	$79.55
Class Y:
Net asset value and offering price per share	$107.31
Class R5:
Net asset value and offering price per share	$93.28
Class R6:
Net asset value and offering price per share	$109.35

*	At August 31, 2025, securities with an aggregate value of $207,020,738 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Discovery Large Cap Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $213,369)	$25,849,947
Dividends from affiliated money market funds (includes net securities lending income of $118,788)	1,788,767
Total investment income	27,638,714
Expenses:
Advisory fees	32,404,083
Administrative services fees	808,285
Custodian fees	33,602
Distribution fees:
Class A	11,537,619
Class C	1,665,996
Class R	1,004,130
Transfer agent fees — A, C, R and Y	5,469,837
Transfer agent fees — R5	54
Transfer agent fees — R6	10,895
Trustees’ and officers’ fees and benefits	51,603
Registration and filing fees	131,536
Reports to shareholders	256,223
Professional services fees	92,716
Other	81,966
Total expenses	53,548,545
Less: Fees waived and/or expense offset arrangement(s)	(277,128)
Net expenses	53,271,417
Net investment income (loss)	(25,632,703)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	553,409,694
Affiliated investment securities	(9,883)
553,399,811
Change in net unrealized appreciation of:
Unaffiliated investment securities	424,273,956
Affiliated investment securities	5,213
Foreign currencies	7
424,279,176
Net realized and unrealized gain	977,678,987
Net increase in net assets resulting from operations	$952,046,284
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Discovery Large Cap Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(25,632,703)	$(18,027,046)
Net realized gain	553,399,811	331,785,887
Change in net unrealized appreciation	424,279,176	1,064,155,289
Net increase in net assets resulting from operations	952,046,284	1,377,914,130
Distributions to shareholders from distributable earnings:
Class A	(149,673,330)	—
Class C	(9,741,012)	—
Class R	(6,705,238)	—
Class Y	(4,480,053)	—
Class R5	(2,491)	—
Class R6	(742,828)	—
Total distributions from distributable earnings	(171,344,952)	—
Share transactions–net:
Class A	(257,528,031)	(302,557,343)
Class C	(16,125,138)	(19,981,094)
Class R	(3,239,063)	192,378
Class Y	7,390,800	6,579,337
Class R5	(64,846)	(876)
Class R6	15,207,121	3,180,990
Net increase (decrease) in net assets resulting from share transactions	(254,359,157)	(312,586,608)
Net increase in net assets	526,342,175	1,065,327,522
Net assets:
Beginning of year	5,515,842,000	4,450,514,478
End of year	$6,042,184,175	$5,515,842,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Discovery Large Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$79.51	$(0.36)(d)	$14.67	$14.31	$(2.45)	$91.37	18.12%(e)	$5,405,401	0.93%(e)	0.93%(e)	(0.44)%(d)(e)	63%
Year ended 08/31/24	60.17	(0.23)	19.57	19.34	—	79.51	32.15 (e)	4,959,186	0.94 (e)	0.95 (e)	(0.35)(e)	55
Year ended 08/31/23	52.44	(0.10)	8.25	8.15	(0.42)	60.17	15.73 (e)	4,017,461	0.97 (e)	0.97 (e)	(0.20)(e)	83
Year ended 08/31/22	88.67	(0.22)	(16.26)	(16.48)	(19.75)	52.44	(23.55)(e)	3,767,413	0.94 (e)	0.94 (e)	(0.35)(e)	70
Year ended 08/31/21	70.34	(0.35)	21.03	20.68	(2.35)	88.67	30.19 (e)	5,364,306	0.95 (e)	0.95 (e)	(0.46)(e)	78
Class C
Year ended 08/31/25	40.93	(0.50)(d)	7.46	6.96	(2.45)	45.44	17.21	168,237	1.70	1.70	(1.21)(d)	63
Year ended 08/31/24	31.22	(0.40)	10.11	9.71	—	40.93	31.10	167,666	1.71	1.72	(1.12)	55
Year ended 08/31/23	27.63	(0.26)	4.27	4.01	(0.42)	31.22	14.86	145,370	1.74	1.74	(0.97)	83
Year ended 08/31/22	56.55	(0.40)	(8.77)	(9.17)	(19.75)	27.63	(24.16)	146,841	1.71	1.71	(1.12)	70
Year ended 08/31/21	46.01	(0.60)	13.49	12.89	(2.35)	56.55	29.17	221,514	1.73	1.73	(1.24)	78
Class R
Year ended 08/31/25	69.69	(0.51)(d)	12.82	12.31	(2.45)	79.55	17.79	215,262	1.20	1.20	(0.71)(d)	63
Year ended 08/31/24	52.88	(0.37)	17.18	16.81	—	69.69	31.79	192,248	1.21	1.22	(0.62)	55
Year ended 08/31/23	46.26	(0.21)	7.25	7.04	(0.42)	52.88	15.43	145,497	1.24	1.24	(0.47)	83
Year ended 08/31/22	80.77	(0.36)	(14.40)	(14.76)	(19.75)	46.26	(23.76)	127,130	1.21	1.21	(0.62)	70
Year ended 08/31/21	64.44	(0.51)	19.19	18.68	(2.35)	80.77	29.83	175,274	1.23	1.23	(0.74)	78
Class Y
Year ended 08/31/25	92.80	(0.20)(d)	17.16	16.96	(2.45)	107.31	18.38	208,937	0.70	0.70	(0.21)(d)	63
Year ended 08/31/24	70.07	(0.09)	22.82	22.73	—	92.80	32.43	172,733	0.71	0.72	(0.12)	55
Year ended 08/31/23	60.85	0.02	9.62	9.64	(0.42)	70.07	16.01	126,483	0.74	0.74	0.03	83
Year ended 08/31/22	99.48	(0.09)	(18.79)	(18.88)	(19.75)	60.85	(23.38)	108,866	0.71	0.71	(0.12)	70
Year ended 08/31/21	78.49	(0.21)	23.55	23.34	(2.35)	99.48	30.44	158,879	0.73	0.73	(0.24)	78
Class R5
Year ended 08/31/25	80.93	(0.18)(d)	14.98	14.80	(2.45)	93.28	18.41	16	0.70	0.70	(0.21)(d)	63
Year ended 08/31/24	61.11	(0.08)	19.90	19.82	—	80.93	32.43	82	0.71	0.71	(0.12)	55
Year ended 08/31/23	53.11	0.03	8.39	8.42	(0.42)	61.11	16.04	62	0.72	0.72	0.05	83
Year ended 08/31/22	89.38	(0.06)	(16.46)	(16.52)	(19.75)	53.11	(23.38)	77	0.70	0.70	(0.11)	70
Year ended 08/31/21	70.69	(0.14)	21.18	21.04	(2.35)	89.38	30.55	46	0.67	0.69	(0.18)	78
Class R6
Year ended 08/31/25	94.46	(0.14)(d)	17.48	17.34	(2.45)	109.35	18.46	44,332	0.63	0.63	(0.14)(d)	63
Year ended 08/31/24	71.27	(0.03)	23.22	23.19	—	94.46	32.54	23,927	0.64	0.64	(0.05)	55
Year ended 08/31/23	61.84	0.07	9.78	9.85	(0.42)	71.27	16.09	15,641	0.65	0.65	0.12	83
Year ended 08/31/22	100.70	(0.03)	(19.08)	(19.11)	(19.75)	61.84	(23.32)	12,895	0.63	0.63	(0.04)	70
Year ended 08/31/21	79.32	(0.12)	23.85	23.73	(2.35)	100.70	30.62	19,838	0.62	0.63	(0.13)	78

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended ended August 31, 2025.
Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.41) and (0.50)%, $(0.55) and (1.27)%,
$(0.56) and (0.77)%, $(0.25) and (0.27)%, $(0.23) and (0.27)%, $(0.19) and (0.20)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 0.23%, 0.23%, 0.23% and
0.22% for the years ended August 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Discovery Large Cap Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Discovery Large Cap Fund, formerly known as Invesco Capital Appreciation Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Discovery Large Cap Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When
9
Invesco Discovery Large Cap Fund

loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $9,549 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
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Invesco Discovery Large Cap Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $1 billion	0.580%
Next $2 billion	0.560%
Next $2 billion	0.540%
Next $2 billion	0.520%
Next $2.5 billion	0.500%
Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $43,497.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $404,902 in front-end sales commissions from the sale of Class A shares and $4,217 and $8,090 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $21,675 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when
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Invesco Discovery Large Cap Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$6,027,571,653	$—	$—	$6,027,571,653
Money Market Funds	12,029,167	211,798,042	—	223,827,209
Total Investments	$6,039,600,820	$211,798,042	$—	$6,251,398,862
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $233,631.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$171,344,952	$—

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$477,360,555
Net unrealized appreciation — investments	3,165,506,404
Net unrealized appreciation (depreciation) — foreign currencies	(8)
Temporary book/tax differences	(732,806)
Late-Year ordinary loss deferral	(19,525,556)
Shares of beneficial interest	2,419,575,586
Total net assets	$6,042,184,175
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
12
Invesco Discovery Large Cap Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $3,543,157,764 and $3,963,516,209, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,179,364,632
Aggregate unrealized (depreciation) of investments	(13,858,228)
Net unrealized appreciation of investments	$3,165,506,404
Cost of investments for tax purposes is $3,085,892,458.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on August 31, 2025, undistributed net investment income (loss) was increased by $21,516,822, undistributed net realized gain was decreased by $29,208,000 and shares of beneficial interest was increased by $7,691,178. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2025		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	2,768,828	$229,120,233	3,280,276	$228,286,535
Class C	529,374	21,909,128	734,448	26,429,464
Class R	434,612	31,313,027	517,519	31,550,150
Class Y	652,180	62,634,639	871,482	70,802,064
Class R5	-	-	415	23,692
Class R6	255,881	25,565,907	102,670	8,882,854
Issued as reinvestment of dividends:
Class A	1,638,739	144,159,937	-	-
Class C	219,841	9,670,802	-	-
Class R	87,180	6,689,315	-	-
Class Y	36,290	3,743,298	-	-
Class R5	23	2,073	-	-
Class R6	6,322	664,198	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	237,462	19,843,182	275,070	19,065,516
Class C	(473,233)	(19,843,182)	(532,278)	(19,065,516)
Reacquired:
Class A	(7,857,308)	(650,651,383)	(7,950,429)	(549,909,394)
Class C	(669,798)	(27,861,886)	(762,687)	(27,345,042)
Class R	(574,376)	(41,241,405)	(510,137)	(31,357,772)
Class Y	(602,832)	(58,987,137)	(815,247)	(64,222,727)
Class R5	(869)	(66,919)	(415)	(24,568)
Class R6	(110,100)	(11,022,984)	(68,825)	(5,701,864)
Net increase (decrease) in share activity	(3,421,784)	$(254,359,157)	(4,858,138)	$(312,586,608)
13
Invesco Discovery Large Cap Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Large Cap Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31,2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco Discovery Large Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Large Cap Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the Index for the one year period and below the performance of the Index for the three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed
15
Invesco Discovery Large Cap Fund

more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
16
Invesco Discovery Large Cap Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$200,552,952
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
17
Invesco Discovery Large Cap Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
18
Invesco Discovery Large Cap Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
O-CAPA-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ■ C: VADCX ■ R: VADRX ■ Y: VADDX ■ R6: VADFX

2	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.67%
Advertising–0.56%
Interpublic Group of Cos., Inc. (The)	540,355	$14,503,128
Omnicom Group, Inc.(b)	178,647	13,993,420
Trade Desk, Inc. (The), Class A(c)	183,656	10,038,637
		38,535,185
Aerospace & Defense–2.48%
Axon Enterprise, Inc.(c)	16,687	12,470,028
Boeing Co. (The)(c)	60,628	14,228,179
General Dynamics Corp.	47,180	15,313,213
General Electric Co.	52,898	14,557,530
Howmet Aerospace, Inc.	75,999	13,231,426
Huntington Ingalls Industries, Inc.	56,885	15,403,889
L3Harris Technologies, Inc.	52,671	14,622,523
Lockheed Martin Corp.	28,679	13,067,013
Northrop Grumman Corp.	26,545	15,662,612
RTX Corp.	91,572	14,523,319
Textron, Inc.	168,634	13,517,701
TransDigm Group, Inc.	9,160	12,813,741
		169,411,174
Agricultural & Farm Machinery–0.17%
Deere & Co.	24,784	11,862,614
Agricultural Products & Services–0.45%
Archer-Daniels-Midland Co.	264,042	16,539,591
Bunge Global S.A.	170,372	14,348,730
		30,888,321
Air Freight & Logistics–0.82%
C.H. Robinson Worldwide, Inc.	137,151	17,651,334
Expeditors International of Washington, Inc.	114,414	13,791,463
FedEx Corp.	58,459	13,508,121
United Parcel Service, Inc., Class B	129,448	11,318,933
		56,269,851
Apparel Retail–0.41%
Ross Stores, Inc.	94,591	13,920,012
TJX Cos., Inc. (The)	104,192	14,233,669
		28,153,681
Apparel, Accessories & Luxury Goods–0.60%
lululemon athletica, inc.(c)	51,163	10,345,158
Ralph Lauren Corp.	48,531	14,410,310
Tapestry, Inc.	157,285	16,014,759
		40,770,227
Application Software–2.51%
Adobe, Inc.(c)	31,247	11,145,805
Autodesk, Inc.(c)	44,123	13,885,508
Cadence Design Systems, Inc.(c)	42,315	14,828,446
Datadog, Inc., Class A(c)	99,332	13,576,698
Fair Isaac Corp.(c)	7,256	11,041,020
Intuit, Inc.	17,123	11,421,041
Palantir Technologies, Inc., Class A(c)	94,603	14,825,236
PTC, Inc.(c)	75,888	16,202,088
Roper Technologies, Inc.	22,991	12,100,393
Shares		Value
Application Software–(continued)
Salesforce, Inc.	49,245	$12,619,031
Synopsys, Inc.(c)	25,958	15,666,172
Tyler Technologies, Inc.(c)	22,214	12,503,816
Workday, Inc., Class A(c)	51,317	11,844,990
		171,660,244
Asset Management & Custody Banks–2.22%
Ameriprise Financial, Inc.	25,395	13,073,600
Bank of New York Mellon Corp. (The)	145,083	15,320,765
BlackRock, Inc.	12,944	14,589,700
Blackstone, Inc., Class A	90,970	15,592,258
Franklin Resources, Inc.	570,639	14,642,597
Invesco Ltd.(d)	853,380	18,680,488
KKR & Co., Inc., Class A	103,142	14,387,277
Northern Trust Corp.	118,825	15,599,346
State Street Corp.	132,241	15,203,748
T. Rowe Price Group, Inc.	136,562	14,696,802
		151,786,581
Automobile Manufacturers–0.62%
Ford Motor Co.	1,206,220	14,197,209
General Motors Co.(e)	259,287	15,191,625
Tesla, Inc.(c)	39,489	13,184,193
		42,573,027
Automotive Parts & Equipment–0.22%
Aptiv PLC (Jersey)(c)	186,562	14,837,276
Automotive Retail–0.61%
AutoZone, Inc.(c)	3,550	14,904,781
CarMax, Inc.(c)	193,054	11,843,863
O’Reilly Automotive, Inc.(c)	144,391	14,970,459
		41,719,103
Biotechnology–1.56%
AbbVie, Inc.	67,713	14,246,815
Amgen, Inc.	44,394	12,772,598
Biogen, Inc.(c)	97,017	12,827,588
Gilead Sciences, Inc.	118,624	13,400,953
Incyte Corp.(c)	188,674	15,963,707
Moderna, Inc.(b)(c)	471,885	11,367,710
Regeneron Pharmaceuticals, Inc.	25,025	14,532,017
Vertex Pharmaceuticals, Inc.(c)	28,944	11,317,683
		106,429,071
Brewers–0.18%
Molson Coors Beverage Co., Class B	249,222	12,583,219
Broadcasting–0.43%
Fox Corp., Class A(b)	150,511	8,985,506
Fox Corp., Class B	92,907	5,068,077
Paramount Skydance Corp.(b)(c)	1,059,447	15,573,871
		29,627,454
Broadline Retail–0.43%
Amazon.com, Inc.(c)	61,420	14,065,180
eBay, Inc.	165,756	15,019,151
		29,084,331
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Building Products–1.63%
A.O. Smith Corp.	198,392	$14,143,366
Allegion PLC	93,227	15,829,945
Builders FirstSource, Inc.(b)(c)	112,535	15,606,354
Carrier Global Corp.	180,668	11,779,554
Johnson Controls International PLC	125,645	13,430,194
Lennox International, Inc.	23,348	13,024,915
Masco Corp.	203,304	14,920,480
Trane Technologies PLC	30,960	12,866,976
		111,601,784
Cable & Satellite–0.31%
Charter Communications, Inc., Class A(c)	32,753	8,698,542
Comcast Corp., Class A	372,224	12,644,449
		21,342,991
Cargo Ground Transportation–0.37%
J.B. Hunt Transport Services, Inc.	91,272	13,233,527
Old Dominion Freight Line, Inc.	80,778	12,195,055
		25,428,582
Casinos & Gaming–0.94%
Caesars Entertainment, Inc.(c)	460,839	12,336,660
Las Vegas Sands Corp.	307,717	17,733,731
MGM Resorts International(c)	387,289	15,371,500
Wynn Resorts Ltd.(b)	147,190	18,656,333
		64,098,224
Commodity Chemicals–0.33%
Dow, Inc.	419,999	10,344,575
LyondellBasell Industries N.V., Class A	214,247	12,072,819
		22,417,394
Communications Equipment–0.90%
Arista Networks, Inc.(c)	138,100	18,857,555
Cisco Systems, Inc.	202,942	14,021,263
F5, Inc.(c)	44,333	13,882,435
Motorola Solutions, Inc.	31,732	14,992,101
		61,753,354
Computer & Electronics Retail–0.40%
Best Buy Co., Inc.	177,668	13,083,472
Dell Technologies, Inc., Class C	115,656	14,127,380
		27,210,852
Construction & Engineering–0.20%
Quanta Services, Inc.	36,492	13,792,516
Construction Machinery & Heavy Transportation Equipment– 0.83%
Caterpillar, Inc.	35,416	14,840,721
Cummins, Inc.	40,177	16,008,124
PACCAR, Inc.	138,167	13,813,937
Wabtec Corp.	64,161	12,415,153
		57,077,935
Construction Materials–0.43%
Martin Marietta Materials, Inc.	23,788	14,662,923
Vulcan Materials Co.	49,710	14,473,564
		29,136,487
Consumer Electronics–0.22%
Garmin Ltd.	62,090	15,014,604
Shares		Value
Consumer Finance–0.65%
American Express Co.	43,001	$14,245,371
Capital One Financial Corp.	64,132	14,572,073
Synchrony Financial	208,253	15,898,034
		44,715,478
Consumer Staples Merchandise Retail–0.96%
Costco Wholesale Corp.	13,138	12,393,338
Dollar General Corp.	117,494	12,778,648
Dollar Tree, Inc.(c)	136,520	14,903,888
Target Corp.	131,044	12,577,603
Walmart, Inc.	135,499	13,140,693
		65,794,170
Copper–0.20%
Freeport-McMoRan, Inc.	313,599	13,923,796
Data Center REITs–0.35%
Digital Realty Trust, Inc.(b)	73,408	12,306,117
Equinix, Inc.	14,490	11,391,893
		23,698,010
Data Processing & Outsourced Services–0.20%
Broadridge Financial Solutions, Inc.	53,843	13,763,348
Distillers & Vintners–0.39%
Brown-Forman Corp., Class B(b)	472,333	14,141,650
Constellation Brands, Inc., Class A	77,466	12,544,844
		26,686,494
Distributors–0.57%
Genuine Parts Co.	105,281	14,668,802
LKQ Corp.(b)	327,702	10,689,639
Pool Corp.(b)	43,236	13,433,858
		38,792,299
Diversified Banks–1.74%
Bank of America Corp.	287,533	14,589,424
Citigroup, Inc.	164,166	15,853,511
Fifth Third Bancorp	328,648	15,042,219
JPMorgan Chase & Co.	47,969	14,458,816
KeyCorp	792,794	15,348,492
PNC Financial Services Group, Inc. (The)	72,664	15,073,420
U.S. Bancorp	294,230	14,367,251
Wells Fargo & Co.	171,682	14,108,827
		118,841,960
Diversified Financial Services–0.19%
Apollo Global Management, Inc.	94,005	12,806,301
Diversified Support Services–0.37%
Cintas Corp.	59,060	12,404,372
Copart, Inc.(c)	259,303	12,656,579
		25,060,951
Electric Utilities–3.37%
Alliant Energy Corp.	212,342	13,817,094
American Electric Power Co., Inc.	127,411	14,145,169
Constellation Energy Corp.	44,482	13,699,566
Duke Energy Corp.	111,569	13,666,087
Edison International	259,193	14,548,503
Entergy Corp.	158,087	13,925,884
Evergy, Inc.	192,307	13,703,797
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Electric Utilities–(continued)
Eversource Energy	199,767	$12,799,072
Exelon Corp.	302,565	13,216,039
FirstEnergy Corp.	320,008	13,958,749
NextEra Energy, Inc.	179,381	12,924,401
NRG Energy, Inc.	86,962	12,658,189
PG&E Corp.	901,706	13,778,068
Pinnacle West Capital Corp.	145,414	12,994,195
PPL Corp.	384,231	14,012,905
Southern Co. (The)	144,911	13,375,285
Xcel Energy, Inc.	190,196	13,768,288
		230,991,291
Electrical Components & Equipment–1.27%
AMETEK, Inc.	71,686	13,247,573
Eaton Corp. PLC	39,498	13,790,332
Emerson Electric Co.	101,668	13,420,176
Generac Holdings, Inc.(c)	99,200	18,376,800
Hubbell, Inc.	33,376	14,384,722
Rockwell Automation, Inc.	39,873	13,693,584
		86,913,187
Electronic Components–0.47%
Amphenol Corp., Class A	139,677	15,205,238
Corning, Inc.	257,218	17,241,323
		32,446,561
Electronic Equipment & Instruments–0.81%
Keysight Technologies, Inc.(c)	80,583	13,169,680
Teledyne Technologies, Inc.(c)	26,064	14,026,863
Trimble, Inc.(c)	179,188	14,481,974
Zebra Technologies Corp., Class A(c)	43,939	13,932,617
		55,611,134
Electronic Manufacturing Services–0.45%
Jabil, Inc.	72,251	14,799,172
TE Connectivity PLC (Switzerland)	78,217	16,151,811
		30,950,983
Environmental & Facilities Services–0.75%
Republic Services, Inc.	52,749	12,341,683
Rollins, Inc.	227,541	12,865,168
Veralto Corp.	132,198	14,038,106
Waste Management, Inc.	54,818	12,410,247
		51,655,204
Fertilizers & Agricultural Chemicals–0.55%
CF Industries Holdings, Inc.	135,522	11,740,271
Corteva, Inc.	181,695	13,479,952
Mosaic Co. (The)(e)	371,067	12,393,638
		37,613,861
Financial Exchanges & Data–1.93%
Cboe Global Markets, Inc.	58,082	13,704,448
CME Group, Inc., Class A	47,650	12,699,201
Coinbase Global, Inc., Class A(c)	51,519	15,689,596
FactSet Research Systems, Inc.	30,369	11,337,355
Intercontinental Exchange, Inc.	72,382	12,782,661
MarketAxess Holdings, Inc.	58,194	10,698,385
Moody’s Corp.	26,839	13,681,449
MSCI, Inc.	23,619	13,408,979
Nasdaq, Inc.	149,644	14,177,273
Shares		Value
Financial Exchanges & Data–(continued)
S&P Global, Inc.	25,259	$13,853,046
		132,032,393
Food Distributors–0.20%
Sysco Corp.	173,686	13,976,512
Food Retail–0.20%
Kroger Co. (The)	199,136	13,509,386
Footwear–0.44%
Deckers Outdoor Corp.(c)	119,603	14,308,107
NIKE, Inc., Class B	204,115	15,792,377
		30,100,484
Gas Utilities–0.21%
Atmos Energy Corp.(b)	85,133	14,143,145
Gold–0.26%
Newmont Corp.	241,382	17,958,821
Health Care Distributors–0.74%
Cardinal Health, Inc.	83,761	12,461,962
Cencora, Inc.	45,212	13,184,271
Henry Schein, Inc.(b)(c)	184,071	12,807,660
McKesson Corp.	18,244	12,527,060
		50,980,953
Health Care Equipment–3.14%
Abbott Laboratories	95,277	12,639,447
Baxter International, Inc.	417,032	10,296,520
Becton, Dickinson and Co.	75,049	14,482,956
Boston Scientific Corp.(c)	130,482	13,765,851
DexCom, Inc.(c)	157,787	11,887,673
Edwards Lifesciences Corp.(c)	171,877	13,980,475
GE HealthCare Technologies, Inc.	178,404	13,153,727
Hologic, Inc.(c)	200,195	13,437,088
IDEXX Laboratories, Inc.(c)	24,728	16,001,242
Insulet Corp.(c)	43,326	14,725,641
Intuitive Surgical, Inc.(c)	24,606	11,645,897
Medtronic PLC	147,235	13,664,880
ResMed, Inc.	51,673	14,184,755
STERIS PLC	54,394	13,329,794
Stryker Corp.	33,889	13,264,493
Zimmer Biomet Holdings, Inc.(b)	138,953	14,742,913
		215,203,352
Health Care Facilities–0.40%
HCA Healthcare, Inc.	34,974	14,128,097
Universal Health Services, Inc., Class B	74,591	13,544,234
		27,672,331
Health Care REITs–0.83%
Alexandria Real Estate Equities, Inc.	177,190	14,607,544
Healthpeak Properties, Inc.	747,848	13,416,393
Ventas, Inc.	204,709	13,936,589
Welltower, Inc.	86,472	14,551,508
		56,512,034
Health Care Services–0.98%
Cigna Group (The)	41,462	12,474,672
CVS Health Corp.	195,629	14,310,261
DaVita, Inc.(b)(c)	93,056	12,819,395
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Health Care Services–(continued)
Labcorp Holdings, Inc.	50,375	$14,003,746
Quest Diagnostics, Inc.	72,965	13,253,363
		66,861,437
Health Care Supplies–0.52%
Align Technology, Inc.(c)	70,600	10,022,376
Cooper Cos., Inc. (The)(c)	183,350	12,356,873
Solventum Corp.(c)	175,982	12,862,525
		35,241,774
Heavy Electrical Equipment–0.24%
GE Vernova, Inc.	26,877	16,474,795
Home Furnishings–0.24%
Mohawk Industries, Inc.(c)	124,132	16,471,075
Home Improvement Retail–0.43%
Home Depot, Inc. (The)	36,009	14,647,381
Lowe’s Cos., Inc.	58,574	15,115,606
		29,762,987
Homebuilding–0.93%
D.R. Horton, Inc.(b)	103,038	17,462,880
Lennar Corp., Class A	116,418	15,499,892
NVR, Inc.(c)	1,758	14,270,829
PulteGroup, Inc.	124,327	16,413,651
		63,647,252
Homefurnishing Retail–0.23%
Williams-Sonoma, Inc.	82,685	15,560,490
Hotel & Resort REITs–0.20%
Host Hotels & Resorts, Inc.	809,079	13,924,250
Hotels, Resorts & Cruise Lines–1.76%
Airbnb, Inc., Class A(c)	93,510	12,205,860
Booking Holdings, Inc.	2,395	13,409,725
Carnival Corp.(b)(c)	539,988	17,220,217
Expedia Group, Inc.	74,699	16,045,345
Hilton Worldwide Holdings, Inc.	50,711	13,999,279
Marriott International, Inc., Class A	49,217	13,183,266
Norwegian Cruise Line Holdings Ltd.(b)(c)	674,377	16,751,525
Royal Caribbean Cruises Ltd.(b)	48,083	17,464,707
		120,279,924
Household Products–0.90%
Church & Dwight Co., Inc.	132,138	12,309,976
Clorox Co. (The)	102,244	12,085,241
Colgate-Palmolive Co.	142,165	11,951,812
Kimberly-Clark Corp.	98,567	12,728,942
Procter & Gamble Co. (The)	80,778	12,685,377
		61,761,348
Human Resource & Employment Services–0.74%
Automatic Data Processing, Inc.	41,243	12,539,934
Dayforce, Inc.(c)	212,596	14,832,823
Paychex, Inc.	83,550	11,651,465
Paycom Software, Inc.	51,204	11,630,989
		50,655,211
Independent Power Producers & Energy Traders–0.44%
AES Corp. (The)	1,123,382	15,210,592
Shares		Value
Independent Power Producers & Energy Traders–(continued)
Vistra Corp.	77,160	$14,591,728
		29,802,320
Industrial Conglomerates–0.38%
3M Co.	88,108	13,703,437
Honeywell International, Inc.	56,854	12,479,453
		26,182,890
Industrial Gases–0.39%
Air Products and Chemicals, Inc.	45,956	13,516,119
Linde PLC	27,517	13,161,106
		26,677,225
Industrial Machinery & Supplies & Components–2.31%
Dover Corp.	73,099	13,074,487
Fortive Corp.	239,132	11,444,858
IDEX Corp.	71,490	11,760,105
Illinois Tool Works, Inc.	52,602	13,921,119
Ingersoll Rand, Inc.	157,389	12,501,408
Nordson Corp.	59,058	13,293,365
Otis Worldwide Corp.	137,262	11,856,692
Parker-Hannifin Corp.	19,307	14,660,771
Pentair PLC	129,593	13,935,135
Snap-on, Inc.	40,829	13,279,224
Stanley Black & Decker, Inc.	190,272	14,135,307
Xylem, Inc.	101,979	14,436,147
		158,298,618
Industrial REITs–0.20%
Prologis, Inc.(b)	120,690	13,732,108
Insurance Brokers–0.95%
Aon PLC, Class A	37,116	13,621,572
Arthur J. Gallagher & Co.	41,845	12,668,574
Brown & Brown, Inc.	125,333	12,151,034
Marsh & McLennan Cos., Inc.	60,264	12,402,934
Willis Towers Watson PLC	43,872	14,336,931
		65,181,045
Integrated Oil & Gas–0.61%
Chevron Corp.	90,107	14,471,184
Exxon Mobil Corp.	119,795	13,691,371
Occidental Petroleum Corp.	287,740	13,699,301
		41,861,856
Integrated Telecommunication Services–0.39%
AT&T, Inc.	462,061	13,533,766
Verizon Communications, Inc.	299,377	13,241,445
		26,775,211
Interactive Home Entertainment–0.41%
Electronic Arts, Inc.	87,089	14,974,953
Take-Two Interactive Software, Inc.(c)	55,784	13,012,734
		27,987,687
Interactive Media & Services–0.65%
Alphabet, Inc., Class A	39,146	8,334,575
Alphabet, Inc., Class C	32,336	6,904,706
Match Group, Inc.(b)	412,178	15,390,726
Meta Platforms, Inc., Class A	18,710	13,821,077
		44,451,084
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Internet Services & Infrastructure–0.54%
Akamai Technologies, Inc.(c)	167,474	$13,252,218
GoDaddy, Inc., Class A(c)	74,020	10,977,906
VeriSign, Inc.	46,795	12,792,349
		37,022,473
Investment Banking & Brokerage–1.06%
Charles Schwab Corp. (The)	146,878	14,076,788
Goldman Sachs Group, Inc. (The)	20,625	15,370,781
Interactive Brokers Group, Inc., Class A	215,618	13,420,064
Morgan Stanley	97,562	14,681,130
Raymond James Financial, Inc.	87,952	14,902,587
		72,451,350
IT Consulting & Other Services–0.80%
Accenture PLC, Class A (Ireland)	40,410	10,505,388
Cognizant Technology Solutions Corp., Class A	162,366	11,730,944
EPAM Systems, Inc.(c)	74,159	13,078,681
Gartner, Inc.(c)	31,668	7,954,685
International Business Machines Corp.	46,515	11,325,937
		54,595,635
Leisure Products–0.22%
Hasbro, Inc.	186,425	15,132,117
Life & Health Insurance–1.02%
Aflac, Inc.	129,204	13,806,739
Globe Life, Inc.	108,545	15,190,873
MetLife, Inc.	165,946	13,501,367
Principal Financial Group, Inc.	167,845	13,513,201
Prudential Financial, Inc.	125,178	13,727,019
		69,739,199
Life Sciences Tools & Services–2.01%
Agilent Technologies, Inc.	109,379	13,744,565
Bio-Techne Corp.	251,235	13,724,968
Charles River Laboratories International, Inc.(c)	85,785	14,009,548
Danaher Corp.	63,965	13,165,276
IQVIA Holdings, Inc.(c)	81,774	15,603,297
Mettler-Toledo International, Inc.(c)	10,869	14,141,004
Revvity, Inc.(b)	136,305	12,282,444
Thermo Fisher Scientific, Inc.	31,269	15,406,862
Waters Corp.(c)	37,840	11,420,112
West Pharmaceutical Services, Inc.	57,924	14,304,332
		137,802,408
Managed Health Care–0.82%
Centene Corp.(c)	236,924	6,880,273
Elevance Health, Inc.	34,376	10,953,912
Humana, Inc.	55,513	16,857,078
Molina Healthcare, Inc.(c)	44,446	8,037,170
UnitedHealth Group, Inc.	42,165	13,065,669
		55,794,102
Metal, Glass & Plastic Containers–0.18%
Ball Corp.	238,390	12,548,850
Movies & Entertainment–1.02%
Live Nation Entertainment, Inc.(b)(c)	90,334	15,039,708
Netflix, Inc.(c)	10,539	12,733,747
TKO Group Holdings, Inc.	77,967	14,779,424
Shares		Value
Movies & Entertainment–(continued)
Walt Disney Co. (The)	109,562	$12,969,950
Warner Bros. Discovery, Inc.(c)	1,233,918	14,362,805
		69,885,634
Multi-Family Residential REITs–1.09%
AvalonBay Communities, Inc.	63,401	12,417,086
Camden Property Trust	109,898	12,306,378
Equity Residential	186,330	12,320,140
Essex Property Trust, Inc.(b)	45,757	12,363,999
Mid-America Apartment Communities, Inc.	87,089	12,699,318
UDR, Inc.	315,006	12,464,787
		74,571,708
Multi-line Insurance–0.18%
American International Group, Inc.	152,172	12,374,627
Multi-Sector Holdings–0.20%
Berkshire Hathaway, Inc., Class B(c)	26,826	13,492,941
Multi-Utilities–1.96%
Ameren Corp.	135,387	13,508,915
CenterPoint Energy, Inc.	359,331	13,550,372
CMS Energy Corp.	185,386	13,268,076
Consolidated Edison, Inc.	127,691	12,543,087
Dominion Energy, Inc.	233,213	13,969,459
DTE Energy Co.	96,099	13,131,928
NiSource, Inc.	328,913	13,903,152
Public Service Enterprise Group, Inc.	160,602	13,222,363
Sempra	170,809	14,101,991
WEC Energy Group, Inc.	122,876	13,087,523
		134,286,866
Office REITs–0.19%
BXP, Inc.(b)	176,689	12,811,719
Oil & Gas Equipment & Services–0.61%
Baker Hughes Co., Class A	332,778	15,108,121
Halliburton Co.	581,446	13,216,268
Schlumberger N.V.	366,904	13,516,743
		41,841,132
Oil & Gas Exploration & Production–1.70%
APA Corp.(b)	658,108	15,281,268
ConocoPhillips	140,277	13,883,214
Coterra Energy, Inc.	500,691	12,236,888
Devon Energy Corp.	374,221	13,509,378
Diamondback Energy, Inc.	86,607	12,883,657
EOG Resources, Inc.	109,196	13,629,845
EQT Corp.	242,631	12,577,991
Expand Energy Corp.	116,678	11,292,097
Texas Pacific Land Corp.	11,733	10,952,521
		116,246,859
Oil & Gas Refining & Marketing–0.63%
Marathon Petroleum Corp.	78,684	14,140,301
Phillips 66	108,267	14,462,306
Valero Energy Corp.	96,678	14,696,023
		43,298,630
Oil & Gas Storage & Transportation–0.73%
Kinder Morgan, Inc.	472,410	12,745,622
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.	155,717	$11,893,664
Targa Resources Corp.	77,129	12,939,161
Williams Cos., Inc. (The)	217,095	12,565,459
		50,143,906
Other Specialized REITs–0.37%
Iron Mountain, Inc.(b)	129,677	11,973,077
VICI Properties, Inc.	399,216	13,485,517
		25,458,594
Other Specialty Retail–0.43%
Tractor Supply Co.(b)	253,360	15,647,514
Ulta Beauty, Inc.(c)	28,429	14,007,821
		29,655,335
Packaged Foods & Meats–2.22%
Campbell’s Co. (The)(b)	386,226	12,332,196
Conagra Brands, Inc.	576,548	11,029,363
General Mills, Inc.	241,467	11,911,567
Hershey Co. (The)(b)	77,302	14,204,243
Hormel Foods Corp.	418,389	10,643,816
J.M. Smucker Co. (The)	134,147	14,824,585
Kellanova	158,184	12,575,628
Kraft Heinz Co. (The)	490,937	13,731,508
Lamb Weston Holdings, Inc.	231,248	13,303,697
McCormick & Co., Inc.	173,144	12,184,143
Mondelez International, Inc., Class A	195,591	12,017,111
Tyson Foods, Inc., Class A	236,497	13,428,300
		152,186,157
Paper & Plastic Packaging Products & Materials–0.99%
Amcor PLC	1,415,759	12,218,000
Avery Dennison Corp.	73,835	12,673,778
International Paper Co.	278,139	13,817,945
Packaging Corp. of America	67,775	14,772,239
Smurfit WestRock PLC	295,886	14,013,161
		67,495,123
Passenger Airlines–0.68%
Delta Air Lines, Inc.	264,079	16,314,801
Southwest Airlines Co.	391,006	12,864,097
United Airlines Holdings, Inc.(c)	165,216	17,347,680
		46,526,578
Passenger Ground Transportation–0.20%
Uber Technologies, Inc.(c)	148,512	13,923,000
Personal Care Products–0.43%
Estee Lauder Cos., Inc. (The), Class A	185,095	16,978,765
Kenvue, Inc.	590,551	12,230,311
		29,209,076
Pharmaceuticals–1.36%
Bristol-Myers Squibb Co.	257,164	12,132,998
Eli Lilly and Co.	15,956	11,689,046
Johnson & Johnson	83,637	14,817,967
Merck & Co., Inc.	163,033	13,714,336
Pfizer, Inc.	534,918	13,244,570
Viatris, Inc.	1,458,218	15,384,200
Zoetis, Inc.	77,572	12,132,261
		93,115,378
Shares		Value
Property & Casualty Insurance–2.15%
Allstate Corp. (The)	66,153	$13,458,828
Arch Capital Group Ltd.	146,492	13,408,413
Assurant, Inc.	66,627	14,365,448
Chubb Ltd.	45,849	12,611,684
Cincinnati Financial Corp.	87,389	13,422,950
Erie Indemnity Co., Class A(b)	36,706	13,007,872
Hartford Insurance Group, Inc. (The)	104,295	13,799,271
Loews Corp.	145,756	14,109,181
Progressive Corp. (The)	49,750	12,291,235
Travelers Cos., Inc. (The)	49,717	13,498,663
W.R. Berkley Corp.	180,892	12,968,148
		146,941,693
Publishing–0.20%
News Corp., Class A	344,082	10,119,452
News Corp., Class B(b)	97,475	3,301,478
		13,420,930
Rail Transportation–0.59%
CSX Corp.	401,829	13,063,461
Norfolk Southern Corp.	51,691	14,472,446
Union Pacific Corp.	58,014	12,970,190
		40,506,097
Real Estate Services–0.43%
CBRE Group, Inc., Class A(c)	96,375	15,624,315
CoStar Group, Inc.(c)	157,921	14,132,350
		29,756,665
Regional Banks–1.10%
Citizens Financial Group, Inc.	310,881	16,252,859
Huntington Bancshares, Inc.	799,197	14,233,698
M&T Bank Corp.	69,689	14,053,484
Regions Financial Corp.	582,665	15,959,194
Truist Financial Corp.	319,590	14,963,204
		75,462,439
Reinsurance–0.20%
Everest Group Ltd.	39,054	13,351,781
Research & Consulting Services–0.79%
Equifax, Inc.	47,541	11,709,348
Jacobs Solutions, Inc.	102,049	14,922,625
Leidos Holdings, Inc.	88,184	15,954,249
Verisk Analytics, Inc.	42,039	11,271,497
		53,857,719
Restaurants–1.31%
Chipotle Mexican Grill, Inc.(c)	248,397	10,467,450
Darden Restaurants, Inc.	60,159	12,449,304
Domino’s Pizza, Inc.	29,301	13,428,648
DoorDash, Inc., Class A(c)	59,069	14,486,672
McDonald’s Corp.	43,400	13,607,636
Starbucks Corp.	137,276	12,106,370
Yum! Brands, Inc.	91,310	13,419,831
		89,965,911
Retail REITs–1.00%
Federal Realty Investment Trust	133,827	13,456,305
Kimco Realty Corp.	623,859	14,030,589
Realty Income Corp.	226,711	13,321,538
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Retail REITs–(continued)
Regency Centers Corp.	182,663	$13,243,068
Simon Property Group, Inc.	81,247	14,678,083
		68,729,583
Self-Storage REITs–0.37%
Extra Space Storage, Inc.	87,142	12,511,849
Public Storage	43,626	12,851,783
		25,363,632
Semiconductor Materials & Equipment–0.99%
Applied Materials, Inc.	74,414	11,962,795
Enphase Energy, Inc.(c)	284,545	10,727,346
KLA Corp.	15,016	13,093,952
Lam Research Corp.	141,376	14,158,806
Teradyne, Inc.	148,137	17,515,719
		67,458,618
Semiconductors–2.91%
Advanced Micro Devices, Inc.(c)	106,264	17,281,714
Analog Devices, Inc.	56,312	14,151,769
Broadcom, Inc.	51,415	15,290,307
First Solar, Inc.(c)	76,893	15,008,745
Intel Corp.	622,263	15,152,104
Microchip Technology, Inc.	188,143	12,229,295
Micron Technology, Inc.	112,857	13,431,112
Monolithic Power Systems, Inc.	18,017	15,057,888
NVIDIA Corp.	90,039	15,682,993
NXP Semiconductors N.V. (Netherlands)	59,402	13,950,560
ON Semiconductor Corp.(c)	252,892	12,540,914
QUALCOMM, Inc.	81,232	13,056,419
Skyworks Solutions, Inc.	176,558	13,231,256
Texas Instruments, Inc.	65,576	13,277,828
		199,342,904
Single-Family Residential REITs–0.18%
Invitation Homes, Inc.	393,001	12,297,001
Soft Drinks & Non-alcoholic Beverages–0.76%
Coca-Cola Co. (The)	181,695	12,535,138
Keurig Dr Pepper, Inc.	398,504	11,592,481
Monster Beverage Corp.(c)	209,216	13,057,171
PepsiCo, Inc.	99,941	14,856,230
		52,041,020
Specialty Chemicals–1.36%
Albemarle Corp.	198,305	16,840,061
DuPont de Nemours, Inc.	186,847	14,372,271
Eastman Chemical Co.	161,282	11,344,576
Ecolab, Inc.	47,933	13,279,358
International Flavors & Fragrances, Inc.	164,728	11,120,787
PPG Industries, Inc.	115,873	12,888,554
Sherwin-Williams Co. (The)	36,667	13,413,889
		93,259,496
Steel–0.43%
Nucor Corp.	109,943	16,351,822
Steel Dynamics, Inc.	98,975	12,957,807
		29,309,629
Systems Software–1.32%
CrowdStrike Holdings, Inc., Class A(c)	27,453	11,631,836
Shares		Value
Systems Software–(continued)
Fortinet, Inc.(c)	126,752	$9,984,255
Gen Digital, Inc.	444,795	13,432,809
Microsoft Corp.	27,482	13,924,855
Oracle Corp.	73,124	16,535,530
Palo Alto Networks, Inc.(b)(c)	67,363	12,833,999
ServiceNow, Inc.(c)	13,038	11,961,843
		90,305,127
Technology Distributors–0.18%
CDW Corp.	73,430	12,098,327
Technology Hardware, Storage & Peripherals–1.59%
Apple, Inc.	65,302	15,159,206
Hewlett Packard Enterprise Co.	706,527	15,946,315
HP, Inc.	527,591	15,057,447
NetApp, Inc.	127,593	14,391,215
Seagate Technology Holdings PLC	101,810	17,042,994
Super Micro Computer, Inc.(c)	297,739	12,368,078
Western Digital Corp.	231,330	18,585,052
		108,550,307
Telecom Tower REITs–0.54%
American Tower Corp.	60,613	12,355,960
Crown Castle, Inc.	130,341	12,922,007
SBA Communications Corp., Class A	57,384	11,755,112
		37,033,079
Timber REITs–0.18%
Weyerhaeuser Co.	471,612	12,200,602
Tobacco–0.38%
Altria Group, Inc.	216,716	14,565,482
Philip Morris International, Inc.	70,383	11,763,111
		26,328,593
Trading Companies & Distributors–0.65%
Fastenal Co.	304,419	15,117,448
United Rentals, Inc.	17,863	17,083,101
W.W. Grainger, Inc.	11,968	12,129,568
		44,330,117
Transaction & Payment Processing Services–1.64%
Block, Inc., Class A(b)(c)	179,031	14,258,029
Corpay, Inc.(c)	37,155	12,100,269
Fidelity National Information Services, Inc.	161,545	11,277,456
Fiserv, Inc.(c)	77,913	10,766,018
Global Payments, Inc.	164,446	14,606,094
Jack Henry & Associates, Inc.	71,698	11,705,415
Mastercard, Inc., Class A	21,840	13,001,134
PayPal Holdings, Inc.(c)	175,510	12,319,047
Visa, Inc., Class A	34,559	12,157,165
		112,190,627
Water Utilities–0.20%
American Water Works Co., Inc.	93,129	13,364,943
Wireless Telecommunication Services–0.21%
T-Mobile US, Inc.	56,170	14,154,278
Total Common Stocks & Other Equity Interests (Cost $3,283,786,506)		6,822,241,623
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Money Market Funds–0.21%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(d)(f)	5,115,995	$5,115,995
Invesco Treasury Portfolio, Institutional Class, 4.17%(d)(f)	9,501,069	9,501,069
Total Money Market Funds (Cost $14,617,064)		14,617,064
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $3,298,403,570)		6,836,858,687
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.70%
Invesco Private Government Fund, 4.28%(d)(f)(g)	51,127,609	51,127,609
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.46%(d)(f)(g)	133,275,617	$133,315,600
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $184,438,086)		184,443,209
TOTAL INVESTMENTS IN SECURITIES–102.58% (Cost $3,482,841,656)		7,021,301,896
OTHER ASSETS LESS LIABILITIES—(2.58)%		(176,744,742)
NET ASSETS–100.00%		$6,844,557,154
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2025.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Invesco Ltd.	$14,926,594	$2,283,371	$(2,855,149)	$4,279,329	$46,343	$18,680,488	$685,634
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	7,036,397	279,087,163	(281,007,565)	-	-	5,115,995	591,747
Invesco Treasury Portfolio, Institutional Class	13,067,231	518,304,730	(521,870,892)	-	-	9,501,069	1,089,513
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	59,009,923	874,894,580	(882,776,894)	-	-	51,127,609	3,112,778*
Invesco Private Prime Fund	159,152,653	1,951,359,479	(1,977,167,011)	3,271	(32,792)	133,315,600	8,410,713*
Total	$253,192,798	$3,625,929,323	$(3,665,677,511)	$4,282,600	$13,551	$217,740,761	$13,890,385

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Equal Weight Index	148	September-2025	$22,593,680	$608,842	$608,842
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $3,274,217,738)*	$6,803,561,135
Investments in affiliates, at value (Cost $208,623,918)	217,740,761
Receivable for:
Fund shares sold	1,840,224
Dividends	11,230,005
Investment for trustee deferred compensation and retirement plans	210,448
Other assets	444,642
Total assets	7,035,027,215
Liabilities:
Other investments:
Variation margin payable — futures contracts	39,899
Payable for:
Fund shares reacquired	2,343,648
Collateral upon return of securities loaned	184,438,086
Accrued fees to affiliates	2,621,331
Accrued trustees’ and officers’ fees and benefits	10,593
Accrued other operating expenses	745,469
Trustee deferred compensation and retirement plans	271,035
Total liabilities	190,470,061
Net assets applicable to shares outstanding	$6,844,557,154
Net assets consist of:
Shares of beneficial interest	$2,921,646,685
Distributable earnings	3,922,910,469
$6,844,557,154
Net Assets:
Class A	$3,308,789,753
Class C	$347,309,308
Class R	$236,726,392
Class Y	$2,298,001,942
Class R6	$653,729,759
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	42,667,493
Class C	4,830,309
Class R	3,087,896
Class Y	29,079,500
Class R6	8,243,803
Class A:
Net asset value per share	$77.55
Maximum offering price per share (Net asset value of $77.55 ÷ 94.50%)	$82.06
Class C:
Net asset value and offering price per share	$71.90
Class R:
Net asset value and offering price per share	$76.66
Class Y:
Net asset value and offering price per share	$79.02
Class R6:
Net asset value and offering price per share	$79.30

*	At August 31, 2025, securities with an aggregate value of $180,770,098 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Equally-Weighted S&P 500 Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $22,701)	$122,065,255
Dividends from affiliates (includes net securities lending income of $2,226,799)	4,593,693
Total investment income	126,658,948
Expenses:
Advisory fees	7,198,597
Administrative services fees	947,692
Custodian fees	56,780
Distribution fees:
Class A	8,011,360
Class C	3,962,469
Class R	1,108,357
Transfer agent fees — A, C, R and Y	7,951,148
Transfer agent fees — R6	197,020
Trustees’ and officers’ fees and benefits	80,886
Registration and filing fees	163,662
Licensing fees	1,409,611
Reports to shareholders	308,014
Professional services fees	101,426
Other	96,399
Total expenses	31,593,421
Less: Fees waived and/or expense offset arrangement(s)	(85,534)
Net expenses	31,507,887
Net investment income	95,151,061
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	516,701,089
Affiliated investment securities	13,551
Futures contracts	(1,284,545)
515,430,095
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(55,604,673)
Affiliated investment securities	4,282,600
Futures contracts	(34,606)
(51,356,679)
Net realized and unrealized gain	464,073,416
Net increase in net assets resulting from operations	$559,224,477
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$95,151,061	$94,341,992
Net realized gain	515,430,095	452,639,037
Change in net unrealized appreciation (depreciation)	(51,356,679)	576,759,857
Net increase in net assets resulting from operations	559,224,477	1,123,740,886
Distributions to shareholders from distributable earnings:
Class A	(257,567,423)	(132,438,434)
Class C	(33,862,177)	(21,029,947)
Class R	(17,271,910)	(8,039,909)
Class Y	(189,699,794)	(102,662,759)
Class R6	(55,536,331)	(30,169,212)
Total distributions from distributable earnings	(553,937,635)	(294,340,261)
Share transactions–net:
Class A	101,293,098	(23,435,958)
Class C	(113,749,097)	(130,483,656)
Class R	21,980,702	13,234,901
Class Y	13,799,192	(182,448,268)
Class R6	(51,596,774)	29,931,097
Net increase (decrease) in net assets resulting from share transactions	(28,272,879)	(293,201,884)
Net increase (decrease) in net assets	(22,986,037)	536,198,741
Net assets:
Beginning of year	6,867,543,191	6,331,344,450
End of year	$6,844,557,154	$6,867,543,191
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$77.46	$1.00	$5.37	$6.37	$(1.03)	$(5.25)	$(6.28)	$77.55	8.62%	$3,308,790	0.53%	0.53%	1.33%	25%
Year ended 08/31/24	68.25	0.99	11.46	12.45	(1.03)	(2.21)	(3.24)	77.46	18.88	3,198,399	0.54	0.54	1.41	22
Year ended 08/31/23	68.51	0.96	4.20	5.16	(0.87)	(4.55)	(5.42)	68.25	8.10	2,838,398	0.52	0.52	1.44	20
Year ended 08/31/22	82.72	0.90	(7.40)	(6.50)	(0.93)	(6.78)	(7.71)	68.51	(8.85)	2,670,328	0.53	0.53	1.18	24
Year ended 08/31/21	62.02	0.82	24.05	24.87	(0.99)	(3.18)	(4.17)	82.72	41.81	2,971,521	0.52	0.52	1.13	23
Class C
Year ended 08/31/25	72.20	0.41	4.98	5.39	(0.44)	(5.25)	(5.69)	71.90	7.81 (d)	347,309	1.27 (d)	1.27 (d)	0.59 (d)	25
Year ended 08/31/24	63.76	0.44	10.69	11.13	(0.48)	(2.21)	(2.69)	72.20	18.01 (d)	466,924	1.28 (d)	1.28 (d)	0.67 (d)	22
Year ended 08/31/23	64.65	0.43	3.94	4.37	(0.71)	(4.55)	(5.26)	63.76	7.29	539,237	1.27	1.27	0.69	20
Year ended 08/31/22	78.47	0.31	(7.00)	(6.69)	(0.35)	(6.78)	(7.13)	64.65	(9.53)	689,583	1.28	1.28	0.43	24
Year ended 08/31/21	58.96	0.30	22.86	23.16	(0.47)	(3.18)	(3.65)	78.47	40.82 (d)	945,674	1.21 (d)	1.21 (d)	0.44 (d)	23
Class R
Year ended 08/31/25	76.64	0.80	5.30	6.10	(0.83)	(5.25)	(6.08)	76.66	8.34	236,726	0.78	0.78	1.08	25
Year ended 08/31/24	67.55	0.81	11.34	12.15	(0.85)	(2.21)	(3.06)	76.64	18.60	214,039	0.79	0.79	1.16	22
Year ended 08/31/23	67.97	0.78	4.17	4.95	(0.82)	(4.55)	(5.37)	67.55	7.82	175,270	0.77	0.77	1.19	20
Year ended 08/31/22	82.12	0.70	(7.34)	(6.64)	(0.73)	(6.78)	(7.51)	67.97	(9.08)	146,993	0.78	0.78	0.93	24
Year ended 08/31/21	61.60	0.63	23.88	24.51	(0.81)	(3.18)	(3.99)	82.12	41.44	147,581	0.77	0.77	0.88	23
Class Y
Year ended 08/31/25	78.81	1.20	5.47	6.67	(1.21)	(5.25)	(6.46)	79.02	8.89	2,298,002	0.28	0.28	1.58	25
Year ended 08/31/24	69.38	1.19	11.64	12.83	(1.19)	(2.21)	(3.40)	78.81	19.17	2,283,521	0.29	0.29	1.66	22
Year ended 08/31/23	69.44	1.14	4.28	5.42	(0.93)	(4.55)	(5.48)	69.38	8.38	2,188,760	0.27	0.27	1.69	20
Year ended 08/31/22	83.74	1.10	(7.50)	(6.40)	(1.12)	(6.78)	(7.90)	69.44	(8.64)	2,248,749	0.28	0.28	1.43	24
Year ended 08/31/21	62.74	1.01	24.32	25.33	(1.15)	(3.18)	(4.33)	83.74	42.15	2,671,007	0.27	0.27	1.38	23
Class R6
Year ended 08/31/25	79.06	1.28	5.49	6.77	(1.28)	(5.25)	(6.53)	79.30	9.00	653,730	0.18	0.18	1.68	25
Year ended 08/31/24	69.58	1.26	11.69	12.95	(1.26)	(2.21)	(3.47)	79.06	19.30	704,661	0.19	0.19	1.76	22
Year ended 08/31/23	69.59	1.21	4.28	5.49	(0.95)	(4.55)	(5.50)	69.58	8.48	589,680	0.18	0.18	1.78	20
Year ended 08/31/22	83.90	1.18	(7.51)	(6.33)	(1.20)	(6.78)	(7.98)	69.59	(8.54)	561,218	0.19	0.19	1.52	24
Year ended 08/31/21	62.86	1.09	24.36	25.45	(1.23)	(3.18)	(4.41)	83.90	42.30	910,010	0.16	0.16	1.49	23

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.99% and 0.93% for the years ended August 31, 2025, 2024 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
14
Invesco Equally-Weighted S&P 500 Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
15
Invesco Equally-Weighted S&P 500 Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $133,360 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.11%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $42,813.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to
16
Invesco Equally-Weighted S&P 500 Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $479,443 in front-end sales commissions from the sale of Class A shares and $14,381 and $19,679 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $135,146 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$6,822,241,623	$—	$—	$6,822,241,623
Money Market Funds	14,617,064	184,443,209	—	199,060,273
Total Investments in Securities	6,836,858,687	184,443,209	—	7,021,301,896
Other Investments - Assets*
Futures Contracts	608,842	—	—	608,842
Total Investments	$6,837,467,529	$184,443,209	$—	$7,021,910,738

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$608,842
Derivatives not subject to master netting agreements	(608,842)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
17
Invesco Equally-Weighted S&P 500 Fund

Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(1,284,545)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(34,606)
Total	$(1,319,151)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$44,365,119

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $42,721.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$155,457,102	$113,451,915
Long-term capital gain	398,480,533	180,888,346
Total distributions	$553,937,635	$294,340,261

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$142,519,124
Undistributed long-term capital gain	319,914,357
Net unrealized appreciation — investments	3,460,664,837
Temporary book/tax differences	(187,849)
Shares of beneficial interest	2,921,646,685
Total net assets	$6,844,557,154
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
18
Invesco Equally-Weighted S&P 500 Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $1,665,628,834 and $2,136,202,739, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,589,141,393
Aggregate unrealized (depreciation) of investments	(128,476,556)
Net unrealized appreciation of investments	$3,460,664,837
Cost of investments for tax purposes is $3,561,245,901.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on August 31, 2025, undistributed net realized gain was decreased by $41,907,999 and shares of beneficial interest was increased by $41,907,999. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	3,724,044	$278,669,091	3,463,091	$243,514,116
Class C	554,353	38,324,612	646,603	42,251,654
Class R	720,905	52,983,422	745,327	51,566,750
Class Y	7,044,870	535,878,490	5,548,343	395,735,094
Class R6	1,719,212	130,759,792	2,371,648	169,715,785
Issued as reinvestment of dividends:
Class A	3,064,732	226,544,974	1,710,056	116,608,697
Class C	451,019	31,075,189	302,457	19,323,979
Class R	235,370	17,231,449	118,409	8,003,269
Class Y	1,949,595	146,590,044	1,122,862	77,769,409
Class R6	690,961	52,098,451	413,764	28,727,668
Automatic conversion of Class C shares to Class A shares:
Class A	1,488,704	111,044,903	1,508,142	104,580,647
Class C	(1,600,217)	(111,044,903)	(1,614,290)	(104,580,647)
Reacquired:
Class A	(6,900,540)	(514,965,870)	(6,977,976)	(488,139,418)
Class C	(1,041,773)	(72,103,995)	(1,324,564)	(87,478,642)
Class R	(661,193)	(48,234,169)	(665,415)	(46,335,118)
Class Y	(8,888,404)	(668,669,342)	(9,243,958)	(655,952,771)
Class R6	(3,079,326)	(234,455,017)	(2,347,139)	(168,512,356)
Net increase (decrease) in share activity	(527,688)	$(28,272,879)	(4,222,640)	$(293,201,884)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19
Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20
Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between
21
Invesco Equally-Weighted S&P 500 Fund

the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board considered that because the Fund seeks to track an equally weighted index, the Fund is tilted towards smaller positions in large- and mega-cap stocks, which resulted in certain momentum stocks being underrepresented in the Fund’s portfolio relative to peers that are actively managed or track a different index than the Fund, such as a market capitalization-weighted index. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed exchange-traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco
Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board
22
Invesco Equally-Weighted S&P 500 Fund

also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
23
Invesco Equally-Weighted S&P 500 Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$440,388,533
Qualified Dividend Income*	67.44%
Corporate Dividends Received Deduction*	64.34%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	6.40%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$61,943,998
24
Invesco Equally-Weighted S&P 500 Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25
Invesco Equally-Weighted S&P 500 Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
MS-EWSP-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Equity and Income Fund
Nasdaq:
A: ACEIX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ R5: ACEKX ■ R6: IEIFX

2	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
29	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–64.36%
Aerospace & Defense–1.36%
RTX Corp.	679,165	$107,715,570
Textron, Inc.	795,174	63,741,148
		171,456,718
Air Freight & Logistics–0.74%
FedEx Corp.	403,667	93,275,334
Application Software–0.72%
Salesforce, Inc.	353,707	90,637,419
Asset Management & Custody Banks–0.83%
KKR & Co., Inc., Class A	750,093	104,630,473
Automobile Manufacturers–0.57%
General Motors Co.	1,237,177	72,486,200
Broadline Retail–1.78%
Amazon.com, Inc.(b)	978,087	223,981,923
Building Products–1.16%
Johnson Controls International PLC	1,366,274	146,041,028
Communications Equipment–0.78%
Cisco Systems, Inc.	1,424,980	98,451,868
Consumer Finance–0.30%
Capital One Financial Corp.	165,632	37,634,903
Diversified Banks–5.62%
Bank of America Corp.	5,908,916	299,818,398
PNC Financial Services Group, Inc. (The)	512,563	106,326,068
Wells Fargo & Co.	3,678,438	302,294,035
		708,438,501
Electric Utilities–2.07%
American Electric Power Co., Inc.	579,939	64,384,828
FirstEnergy Corp.(c)	1,414,504	61,700,664
PPL Corp.	3,700,816	134,968,760
		261,054,252
Electrical Components & Equipment–1.38%
Emerson Electric Co.	817,413	107,898,516
Vertiv Holdings Co., Class A(c)	514,663	65,645,266
		173,543,782
Electronic Components–0.82%
Coherent Corp.(b)	1,138,218	102,974,582
Electronic Equipment & Instruments–1.11%
Ralliant Corp.(b)	1,432,399	59,888,602
Zebra Technologies Corp., Class A(b)	250,656	79,480,511
		139,369,113
Fertilizers & Agricultural Chemicals–0.46%
Corteva, Inc.	786,706	58,365,718
Food Distributors–2.33%
Sysco Corp.	1,950,440	156,951,907
Shares		Value
Food Distributors–(continued)
US Foods Holding Corp.(b)	1,760,625	$136,624,500
		293,576,407
Footwear–0.98%
NIKE, Inc., Class B	1,595,331	123,430,759
Health Care Equipment–1.51%
GE HealthCare Technologies, Inc.	643,033	47,410,823
Medtronic PLC	1,539,991	142,926,565
		190,337,388
Health Care Services–1.02%
CVS Health Corp.	1,762,705	128,941,871
Household Products–0.85%
Procter & Gamble Co. (The)	686,100	107,745,144
Industrial Gases–0.47%
Air Products and Chemicals, Inc.(c)	199,908	58,794,942
Industrial Machinery & Supplies & Components–2.14%
Fortive Corp.	1,777,362	85,064,545
Parker-Hannifin Corp.	244,016	185,293,550
		270,358,095
Insurance Brokers–1.24%
Willis Towers Watson PLC	477,321	155,983,730
Integrated Oil & Gas–3.35%
Chevron Corp.	764,760	122,820,456
Exxon Mobil Corp.	985,927	112,681,597
Shell PLC (United Kingdom)	3,098,301	114,077,409
Suncor Energy, Inc. (Canada)(c)	1,771,881	73,244,027
		422,823,489
Interactive Media & Services–1.62%
Alphabet, Inc., Class A	592,520	126,153,433
Meta Platforms, Inc., Class A	105,811	78,162,586
		204,316,019
Investment Banking & Brokerage–2.23%
Charles Schwab Corp. (The)	1,744,054	167,150,135
Goldman Sachs Group, Inc. (The)	153,354	114,287,069
		281,437,204
IT Consulting & Other Services–0.58%
Cognizant Technology Solutions Corp., Class A(c)	1,016,855	73,467,774
Life Sciences Tools & Services–0.81%
IQVIA Holdings, Inc.(b)	190,371	36,324,690
Thermo Fisher Scientific, Inc.	134,240	66,142,733
		102,467,423
Managed Health Care–1.61%
Elevance Health, Inc.	162,624	51,820,137
Humana, Inc.	218,541	66,362,160
UnitedHealth Group, Inc.	273,210	84,659,583
		202,841,880
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Equity and Income Fund

Shares		Value
Movies & Entertainment–1.36%
Walt Disney Co. (The)	1,447,143	$171,312,788
Multi-line Insurance–0.76%
American International Group, Inc.	1,179,137	95,887,421
Multi-Utilities–0.50%
Sempra	762,728	62,970,824
Oil & Gas Exploration & Production–1.48%
ConocoPhillips	1,322,989	130,936,221
EQT Corp.	1,081,250	56,052,000
		186,988,221
Pharmaceuticals–4.11%
Bristol-Myers Squibb Co.	1,632,872	77,038,901
Johnson & Johnson	955,343	169,258,119
Merck & Co., Inc.	1,274,659	107,224,315
Pfizer, Inc.	2,126,762	52,658,627
Sanofi S.A.	1,133,213	112,428,271
		518,608,233
Property & Casualty Insurance–0.47%
Allstate Corp. (The)	291,006	59,205,171
Rail Transportation–0.82%
Norfolk Southern Corp.	371,291	103,954,054
Real Estate Services–1.16%
CBRE Group, Inc., Class A(b)	901,074	146,082,117
Regional Banks–1.26%
Citizens Financial Group, Inc.	3,047,833	159,340,709
Restaurants–0.78%
Starbucks Corp.	1,108,788	97,784,014
Semiconductor Materials & Equipment–0.64%
Lam Research Corp.	804,514	80,572,077
Semiconductors–2.74%
Microchip Technology, Inc.(c)	2,450,015	159,250,975
NVIDIA Corp.	542,737	94,533,931
NXP Semiconductors N.V. (Netherlands)	389,347	91,438,143
		345,223,049
Specialty Chemicals–0.95%
DuPont de Nemours, Inc.	805,655	61,970,982
PPG Industries, Inc.	517,573	57,569,645
		119,540,627
Systems Software–2.34%
Microsoft Corp.	401,309	203,339,257
Oracle Corp.	404,570	91,485,414
		294,824,671
Tobacco–1.41%
Philip Morris International, Inc.	1,063,866	177,803,925
Trading Companies & Distributors–0.91%
Ferguson Enterprises, Inc.	498,684	115,270,807
Shares		Value
Transaction & Payment Processing Services–1.50%
Fidelity National Information Services, Inc.	1,395,464	$97,417,342
Fiserv, Inc.(b)	667,190	92,192,314
		189,609,656
Wireless Telecommunication Services–0.73%
T-Mobile US, Inc.	367,456	92,595,237
Total Common Stocks & Other Equity Interests (Cost $5,403,205,950)		8,116,437,540
Principal Amount
U.S. Dollar Denominated Bonds & Notes–22.38%
Advertising–0.04%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	$5,660,000	5,630,648
Aerospace & Defense–0.35%
BAE Systems PLC (United Kingdom), 5.50%, 03/26/2054(c)(d)	3,130,000	3,060,775
Boeing Co. (The), 5.81%, 05/01/2050	7,940,000	7,640,724
Lockheed Martin Corp.,
3.55%, 01/15/2026	14,804,000	14,762,239
4.15%, 06/15/2053	5,231,000	4,104,462
5.20%, 02/15/2064(c)	5,558,000	5,057,847
RTX Corp.,
4.45%, 11/16/2038	3,239,000	2,999,466
6.40%, 03/15/2054	6,223,000	6,739,870
		44,365,383
Agricultural & Farm Machinery–0.02%
Imperial Brands Finance PLC (United Kingdom), 6.38%, 07/01/2055(d)	2,880,000	2,892,886
Agricultural Products & Services–0.03%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	4,349,548
Air Freight & Logistics–0.01%
United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	1,882,624
Alternative Carriers–0.25%
Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(d)	16,590,000	16,147,013
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	16,603,000	15,333,851
		31,480,864
Apparel Retail–0.19%
Ross Stores, Inc., 0.88%, 04/15/2026	25,016,000	24,480,269
Application Software–0.98%
Box, Inc., Conv., 1.50%, 09/15/2029(d)	25,001,000	25,535,791
Dropbox, Inc., Conv., 0.00%, 03/01/2026(e)	51,429,000	50,940,532
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Equity and Income Fund

Principal Amount		Value
Application Software–(continued)
Envestnet, Inc., Conv., 2.63%, 12/01/2027	$23,029,000	$24,618,001
Salesforce, Inc., 2.70%, 07/15/2041	10,414,000	7,494,274
Synopsys, Inc.,
4.55%, 04/01/2027(c)	5,366,000	5,400,167
5.70%, 04/01/2055(c)	4,316,000	4,241,610
Workday, Inc., 3.50%, 04/01/2027	5,033,000	4,987,241
		123,217,616
Asset Management & Custody Banks–0.29%
Bank of New York Mellon Corp. (The), 5.32%, 06/06/2036(f)	4,317,000	4,428,936
BlackRock, Inc., 4.75%, 05/25/2033	14,671,000	14,900,586
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(d)	3,975,000	3,641,098
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	3,217,000	2,971,557
KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(c)(d)	11,051,000	11,111,015
		37,053,192
Automobile Manufacturers–0.28%
Daimler Truck Finance North America LLC (Germany), 4.65%, 10/12/2030(c)(d)	8,086,000	8,104,129
General Motors Co., 6.60%, 04/01/2036	4,317,000	4,583,616
Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032(c)	5,448,000	4,924,329
Toyota Motor Credit Corp., 4.55%, 08/07/2026(c)	17,507,000	17,585,848
		35,197,922
Biotechnology–1.55%
AbbVie, Inc.,
4.50%, 05/14/2035	7,233,000	7,011,535
4.05%, 11/21/2039	13,812,000	12,162,176
4.85%, 06/15/2044	5,815,000	5,352,904
Alnylam Pharmaceuticals, Inc., Conv., 1.00%, 09/15/2027	35,337,000	57,457,962
BridgeBio Pharma, Inc., Conv., 1.75%, 03/01/2031(d)	21,548,432	28,361,973
Gilead Sciences, Inc., 3.65%, 03/01/2026	22,756,000	22,681,558
Jazz Investments I Ltd.,
Conv., 2.00%, 06/15/2026	35,890,000	37,768,140
3.13%, 09/15/2030(d)	21,525,000	25,058,146
		195,854,394
Brewers–0.19%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	10,870,000	10,614,051
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)(d)	9,734,000	9,614,703
Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	3,215,281
		23,444,035
Principal Amount		Value
Broadline Retail–0.08%
Amazon.com, Inc., 2.88%, 05/12/2041(c)	$13,606,000	$10,214,319
Cable & Satellite–1.09%
Cable One, Inc.,
Conv., 0.00%, 03/15/2026(e)	51,123,000	49,461,502
1.13%, 03/15/2028	26,544,000	21,221,928
Comcast Corp.,
3.15%, 03/01/2026	11,319,000	11,257,061
4.15%, 10/15/2028	9,915,000	9,948,061
3.90%, 03/01/2038	8,010,000	6,977,388
2.89%, 11/01/2051	3,128,000	1,875,363
2.94%, 11/01/2056	4,539,000	2,615,822
Cox Communications, Inc., 2.95%, 10/01/2050(d)	2,044,000	1,151,149
Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(d)(g)	33,219,000	32,720,715
		137,228,989
Commercial & Residential Mortgage Finance–0.09%
Aviation Capital Group LLC,
4.88%, 10/01/2025(d)	7,745,000	7,741,845
4.75%, 04/14/2027(d)	3,325,000	3,342,475
		11,084,320
Commodity Chemicals–0.04%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	4,638,000	4,884,577
Communications Equipment–0.11%
Cisco Systems, Inc.,
4.55%, 02/24/2028(c)	10,529,000	10,691,797
5.30%, 02/26/2054	3,481,000	3,350,044
		14,041,841
Computer & Electronics Retail–0.13%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	7,851,000	7,921,043
5.30%, 04/01/2032	8,585,000	8,850,185
8.35%, 07/15/2046	30,000	38,181
		16,809,409
Construction Machinery & Heavy Transportation Equipment– 0.12%
Westinghouse Air Brake Technologies Corp., 5.50%, 05/29/2035	14,695,000	15,083,670
Consumer Finance–0.17%
American Express Co., 4.73%, 04/25/2029(f)	5,132,000	5,216,959
Capital One Financial Corp., 6.18%, 01/30/2036(c)(f)	4,461,000	4,603,715
General Motors Financial Co., Inc., 5.25%, 03/01/2026	5,467,000	5,476,644
Synchrony Financial, 3.95%, 12/01/2027	5,795,000	5,719,150
		21,016,468
Data Processing & Outsourced Services–0.30%
CSG Systems International, Inc., Conv., 3.88%, 09/15/2028	34,480,000	38,445,200
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Equity and Income Fund

Principal Amount		Value
Distillers & Vintners–0.07%
Constellation Brands, Inc., 4.40%, 11/15/2025	$8,991,000	$8,983,545
Diversified Banks–0.90%
Bank of America Corp.,
3.25%, 10/21/2027	5,705,000	5,621,951
2.57%, 10/20/2032(f)	8,683,000	7,751,777
Citigroup, Inc.,
3.67%, 07/24/2028(f)	5,405,000	5,345,739
4.95%, 05/07/2031(c)(f)	14,241,000	14,513,407
6.68%, 09/13/2043(c)	8,000,000	8,867,472
5.30%, 05/06/2044(c)	2,765,000	2,626,388
4.75%, 05/18/2046	4,145,000	3,613,347
JPMorgan Chase & Co.,
3.20%, 06/15/2026(c)	4,365,000	4,333,217
3.51%, 01/23/2029(f)	11,170,000	11,008,919
4.26%, 02/22/2048(f)	5,355,000	4,476,224
3.90%, 01/23/2049(f)	11,170,000	8,793,727
PNC Financial Services Group, Inc. (The),
3.45%, 04/23/2029(c)	7,450,000	7,292,075
6.88%, 10/20/2034(f)	6,126,000	6,880,730
U.S. Bancorp, Series W, 3.10%, 04/27/2026(c)	3,245,000	3,220,188
Wells Fargo & Co.,
3.55%, 09/29/2025(c)	6,840,000	6,834,916
4.10%, 06/03/2026	4,515,000	4,507,511
4.65%, 11/04/2044	9,115,000	7,893,469
		113,581,057
Diversified Capital Markets–0.02%
Sixth Street Lending Partners, 6.13%, 07/15/2030(c)(d)	2,099,000	2,165,521
Diversified Financial Services–0.03%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	4,009,000	3,232,391
Diversified Metals & Mining–0.04%
Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,355,563
Rio Tinto Finance (USA) PLC (Australia), 5.75%, 03/14/2055	3,265,000	3,270,872
		5,626,435
Diversified REITs–0.07%
CubeSmart L.P., 2.50%, 02/15/2032(c)	10,561,000	9,210,965
Drug Retail–0.02%
CVS Pass-Through Trust, 6.04%, 12/10/2028	2,857,136	2,918,961
Electric Utilities–1.43%
Constellation Energy Generation LLC, 6.50%, 10/01/2053	2,992,000	3,230,492
Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	9,110,000	7,982,128
Principal Amount		Value
Electric Utilities–(continued)
FirstEnergy Corp., Conv., 3.88%, 01/15/2031(d)	$51,798,000	$54,931,779
Georgia Power Co., Series B, 3.70%, 01/30/2050(c)	3,665,000	2,712,147
National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032(c)	9,898,000	8,903,318
NextEra Energy Capital Holdings, Inc.,
5.75%, 09/01/2025	22,708,000	22,708,000
3.55%, 05/01/2027	5,572,000	5,516,974
Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	4,860,297
PPL Capital Funding, Inc., Conv., 2.88%, 03/15/2028	54,663,000	61,741,858
PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	390,028
Xcel Energy, Inc., 3.50%, 12/01/2049(c)	10,280,000	7,026,611
		180,003,632
Electrical Components & Equipment–0.05%
Molex Electronic Technologies LLC, 4.75%, 04/30/2028(d)	4,036,000	4,080,059
Rockwell Automation, Inc., 1.75%, 08/15/2031	2,729,000	2,377,565
		6,457,624
Financial Exchanges & Data–0.02%
Nasdaq, Inc., 5.95%, 08/15/2053(c)	2,575,000	2,627,491
Food Distributors–0.08%
Sysco Corp., 3.75%, 10/01/2025	9,593,000	9,586,672
Gas Utilities–0.09%
Southern Co. Gas Capital Corp., 3.88%, 11/15/2025	11,773,000	11,748,478
Health Care Equipment–0.05%
Becton, Dickinson and Co., 4.88%, 05/15/2044	3,739,000	3,282,466
Medtronic, Inc., 4.38%, 03/15/2035	2,601,000	2,531,179
		5,813,645
Health Care Services–0.10%
Cigna Group (The), 4.80%, 08/15/2038	3,240,000	3,043,870
Laboratory Corp. of America Holdings, 1.55%, 06/01/2026	9,933,000	9,736,296
		12,780,166
Health Care Supplies–0.53%
Haemonetics Corp., Conv., 2.50%, 06/01/2029	51,616,000	48,482,909
Merit Medical Systems, Inc., Conv., 3.00%, 02/01/2029(d)	15,227,000	18,631,355
		67,114,264
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Equity and Income Fund

Principal Amount		Value
Home Improvement Retail–0.03%
Lowe’s Cos., Inc., 4.25%, 04/01/2052	$4,741,000	$3,676,633
Homebuilding–0.02%
M.D.C. Holdings, Inc., 6.00%, 01/15/2043	2,117,000	1,938,691
Hotels, Resorts & Cruise Lines–0.51%
Airbnb, Inc., Conv., 0.00%, 03/15/2026(e)	65,983,000	64,399,408
Human Resource & Employment Services–0.05%
Paychex, Inc., 5.35%, 04/15/2032(c)	5,542,000	5,735,278
Industrial Conglomerates–0.12%
Honeywell International, Inc., 4.50%, 01/15/2034	16,007,000	15,712,349
Industrial Gases–0.11%
Air Products and Chemicals, Inc., 4.30%, 06/11/2028(c)	13,247,000	13,367,595
Industrial Machinery & Supplies & Components–0.27%
JBT Marel Corp., Conv., 0.25%, 05/15/2026	33,206,000	34,047,780
Integrated Oil & Gas–0.22%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	10,062,000	6,244,018
Chevron Corp., 2.95%, 05/16/2026	9,807,000	9,729,111
Exxon Mobil Corp., 3.04%, 03/01/2026	11,316,000	11,252,514
		27,225,643
Integrated Telecommunication Services–0.42%
AT&T, Inc.,
4.30%, 02/15/2030	3,526,000	3,532,155
3.55%, 09/15/2055	4,562,000	3,036,415
6.05%, 08/15/2056(c)	5,570,000	5,605,312
3.80%, 12/01/2057	3,619,000	2,493,285
NTT Finance Corp. (Japan),
4.57%, 07/16/2027(d)	2,536,000	2,553,205
5.17%, 07/16/2032(c)(d)	6,665,000	6,793,064
Orange S.A. (France), 9.00%, 03/01/2031	4,443,000	5,420,457
Telefonica Emisiones S.A. (Spain), 5.21%, 03/08/2047	6,725,000	5,909,895
Verizon Communications, Inc.,
4.78%, 02/15/2035(c)	13,111,000	12,790,840
3.40%, 03/22/2041	5,788,000	4,487,196
		52,621,824
Interactive Home Entertainment–0.12%
Electronic Arts, Inc., 4.80%, 03/01/2026(c)	11,186,000	11,193,538
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	3,559,000	3,535,073
		14,728,611
Interactive Media & Services–0.40%
Alphabet, Inc., 5.25%, 05/15/2055(c)	1,852,000	1,805,586
Principal Amount		Value
Interactive Media & Services–(continued)
Meta Platforms, Inc., 5.60%, 05/15/2053(c)	$14,968,000	$14,808,620
Snap, Inc., Conv., 0.50%, 05/01/2030	34,614,000	28,942,247
WarnerMedia Holdings, Inc., 5.05%, 03/15/2042	6,616,000	4,462,922
		50,019,375
Internet Services & Infrastructure–0.07%
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	8,506,000	8,914,288
Investment Banking & Brokerage–2.09%
Goldman Sachs Group, Inc. (The),
4.25%, 10/21/2025	5,807,000	5,804,488
5.02%, 10/23/2035(f)	5,424,000	5,392,130
2.91%, 07/21/2042(f)	3,205,000	2,304,537
GS Finance Corp.,
Series 0003, Conv., 0.50%, 04/11/2028(d)	62,573,000	97,944,021
1.00%, 07/30/2029(d)	62,338,000	73,876,908
0.00%, 03/03/2032(e)	68,953,000	73,184,119
Morgan Stanley, 4.99%, 04/12/2029(f)	5,107,000	5,202,540
		263,708,743
IT Consulting & Other Services–0.13%
International Business Machines Corp., 3.30%, 05/15/2026	17,069,000	16,962,456
Life & Health Insurance–0.59%
American National Group, Inc., 5.00%, 06/15/2027(c)	8,671,000	8,744,362
Brighthouse Financial, Inc., 3.85%, 12/22/2051	18,342,000	11,372,695
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	20,728,000	20,270,059
GA Global Funding Trust, 5.50%, 01/08/2029(c)(d)	12,448,000	12,863,398
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	4,250,000	3,943,833
Pacific Life Global Funding II, 5.50%, 08/28/2026(d)	13,319,000	13,509,620
Prudential Financial, Inc., 3.91%, 12/07/2047(c)	4,898,000	3,817,845
		74,521,812
Managed Health Care–0.04%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	4,715,429
Movies & Entertainment–0.24%
Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027	20,617,000	26,338,482
TWDC Enterprises 18 Corp., 3.00%, 02/13/2026(c)	3,773,000	3,751,771
		30,090,253
Multi-line Insurance–0.17%
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	9,030,000	6,190,839
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Equity and Income Fund

Principal Amount		Value
Multi-line Insurance–(continued)
Metropolitan Life Insurance Co., 7.80%, 11/01/2025(d)	$15,750,000	$15,823,120
		22,013,959
Multi-Utilities–0.54%
CenterPoint Energy, Inc., Conv., 3.00%, 08/01/2028(d)	55,508,000	55,932,555
NiSource, Inc.,
4.38%, 05/15/2047(c)	6,015,000	4,970,170
5.85%, 04/01/2055(c)	2,512,000	2,473,141
Sempra, 3.80%, 02/01/2038	5,871,000	4,952,129
		68,327,995
Oil & Gas Exploration & Production–0.29%
Cameron LNG LLC, 3.70%, 01/15/2039(d)	6,519,000	5,551,749
ConocoPhillips Co., 4.15%, 11/15/2034	2,403,000	2,262,309
Diamondback Energy, Inc., 5.75%, 04/18/2054(c)	5,160,000	4,786,591
EOG Resources, Inc., 4.40%, 07/15/2028	2,163,000	2,184,585
Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029	21,570,000	21,769,522
		36,554,756
Oil & Gas Refining & Marketing–0.03%
Valero Energy Corp., 4.00%, 06/01/2052	5,068,000	3,624,252
Oil & Gas Storage & Transportation–0.63%
Energy Transfer L.P.,
5.20%, 04/01/2030(c)	3,688,000	3,794,690
6.40%, 12/01/2030	4,861,000	5,261,703
4.90%, 03/15/2035	3,640,000	3,505,159
5.30%, 04/01/2044	8,165,000	7,319,056
5.00%, 05/15/2050	7,684,000	6,384,633
Enterprise Products Operating LLC,
4.60%, 01/15/2031	4,281,000	4,321,468
6.45%, 09/01/2040	555,000	610,516
4.25%, 02/15/2048	7,354,000	5,937,976
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(d)	2,904,000	2,939,580
Kinder Morgan, Inc.,
5.15%, 06/01/2030	2,826,000	2,907,097
5.30%, 12/01/2034	4,203,000	4,231,900
MPLX L.P.,
1.75%, 03/01/2026(c)	8,580,000	8,465,788
4.50%, 04/15/2038	8,564,000	7,643,946
Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	4,571,375
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	4,286,581
Williams Cos., Inc. (The), 5.40%, 03/02/2026	7,016,000	7,049,600
		79,231,068
Other Specialized REITs–0.14%
EPR Properties, 4.75%, 12/15/2026(c)	17,525,000	17,546,806
Principal Amount		Value
Packaged Foods & Meats–0.13%
Mars, Inc.,
4.45%, 03/01/2027(c)(d)	$5,169,000	$5,201,930
5.20%, 03/01/2035(d)	5,141,000	5,191,873
5.65%, 05/01/2045(d)	4,172,000	4,116,134
5.70%, 05/01/2055(d)	1,883,000	1,838,376
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	648,000	647,536
		16,995,849
Paper & Plastic Packaging Products & Materials–0.02%
International Paper Co., 6.00%, 11/15/2041(c)	2,855,000	2,910,548
Passenger Airlines–0.15%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	2,081,985	2,065,018
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(d)	2,146,000	2,150,783
5.31%, 10/20/2031(d)	2,458,000	2,463,011
Delta Air Lines, Inc., 4.95%, 07/10/2028	5,613,000	5,685,520
United Airlines Pass-Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	2,575,610	2,551,734
Series 2018-1, Class AA, 3.50%, 03/01/2030	3,596,011	3,445,024
		18,361,090
Personal Care Products–0.05%
Kenvue, Inc., 5.05%, 03/22/2053(c)	7,142,000	6,529,796
Pharmaceuticals–0.33%
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	9,800,000	9,764,916
Bayer US Finance LLC (Germany), 6.88%, 11/21/2053(d)	4,531,000	4,799,654
Bristol-Myers Squibb Co.,
4.13%, 06/15/2039	6,435,000	5,736,617
6.25%, 11/15/2053	8,079,000	8,567,986
Haleon US Capital LLC, 4.00%, 03/24/2052(c)	2,954,000	2,269,169
Pfizer Investment Enterprises Pte. Ltd., 4.45%, 05/19/2026	7,250,000	7,262,131
Zoetis, Inc., 4.70%, 02/01/2043	4,101,000	3,719,759
		42,120,232
Property & Casualty Insurance–0.14%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,225,577
Markel Group, Inc.,
5.00%, 03/30/2043	4,185,000	3,754,554
5.00%, 05/20/2049	5,140,000	4,484,877
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	5,724,421
		17,189,429
Rail Transportation–0.28%
Burlington Northern Santa Fe LLC, 5.80%, 03/15/2056(c)	8,797,000	8,934,196
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Equity and Income Fund

Principal Amount		Value
Rail Transportation–(continued)
Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041	$3,965,000	$2,896,987
Norfolk Southern Corp.,
3.40%, 11/01/2049	4,879,000	3,394,112
5.35%, 08/01/2054(c)	5,099,000	4,859,917
Union Pacific Corp.,
3.20%, 05/20/2041	10,131,000	7,754,396
4.15%, 01/15/2045	4,410,000	3,590,323
3.84%, 03/20/2060	5,560,000	3,978,073
		35,408,004
Regional Banks–0.03%
Citizens Financial Group, Inc., 6.65%, 04/25/2035(f)	3,122,000	3,396,779
Reinsurance–0.06%
Global Atlantic (Fin) Co., 6.75%, 03/15/2054(c)(d)	2,423,000	2,478,343
PartnerRe Finance B LLC, 3.70%, 07/02/2029	5,795,000	5,675,320
		8,153,663
Research & Consulting Services–0.01%
Verisk Analytics, Inc., 4.50%, 08/15/2030	972,000	976,479
Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029(c)	7,440,000	7,299,673
Retail REITs–0.56%
Brixmor Operating Partnership L.P., 5.50%, 02/15/2034	10,029,000	10,228,367
Federal Realty OP L.P., Conv., 3.25%, 01/15/2029(d)	38,802,000	39,112,416
Kimco Realty OP LLC, 3.20%, 04/01/2032(c)	12,105,000	11,079,905
Regency Centers L.P.,
2.95%, 09/15/2029	7,960,000	7,587,848
4.65%, 03/15/2049	2,970,000	2,528,778
		70,537,314
Self-Storage REITs–0.07%
Extra Space Storage L.P.,
3.50%, 07/01/2026	4,667,000	4,631,054
5.70%, 04/01/2028	3,806,000	3,933,135
		8,564,189
Semiconductor Materials & Equipment–0.55%
MKS, Inc., Conv., 1.25%, 06/01/2030	68,562,000	69,041,934
Semiconductors–1.00%
Broadcom, Inc.,
3.47%, 04/15/2034(d)	6,975,000	6,259,428
5.20%, 07/15/2035	9,363,000	9,451,928
Foundry JV Holdco LLC, 6.20%, 01/25/2037(d)	7,949,000	8,368,647
Marvell Technology, Inc., 2.45%, 04/15/2028(c)	12,029,000	11,519,593
Microchip Technology, Inc., Conv., 0.75%, 06/01/2027(g)	72,645,000	71,015,728
Principal Amount		Value
Semiconductors–(continued)
Micron Technology, Inc.,
4.66%, 02/15/2030(c)	$7,270,000	$7,316,576
5.65%, 11/01/2032(c)	2,881,000	3,013,548
3.37%, 11/01/2041	1,778,000	1,334,352
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	7,660,000	7,676,278
		125,956,078
Specialized Finance–0.08%
State Street Bank and Trust Co., 4.59%, 11/25/2026	10,020,000	10,100,635
Specialty Chemicals–0.12%
DuPont de Nemours, Inc., 4.49%, 11/15/2025	13,230,000	13,218,845
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	1,405,428
		14,624,273
Systems Software–0.19%
Microsoft Corp.,
3.13%, 11/03/2025	7,531,000	7,515,655
3.50%, 02/12/2035(c)	4,259,000	4,005,057
Oracle Corp.,
3.60%, 04/01/2040	10,910,000	8,655,132
6.00%, 08/03/2055(c)	3,559,000	3,479,536
		23,655,380
Technology Distributors–0.06%
Avnet, Inc., 4.63%, 04/15/2026(c)	7,645,000	7,644,930
Technology Hardware, Storage & Peripherals–0.19%
Apple, Inc.,
3.35%, 02/09/2027	3,495,000	3,471,856
4.20%, 05/12/2030(c)	13,030,000	13,209,810
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	6,891,000	6,891,437
		23,573,103
Telecom Tower REITs–0.17%
American Tower Corp., 1.60%, 04/15/2026	8,541,000	8,393,512
Crown Castle, Inc.,
2.50%, 07/15/2031(c)	14,073,000	12,481,768
4.75%, 05/15/2047	470,000	406,874
		21,282,154
Tobacco–0.24%
Altria Group, Inc., 5.80%, 02/14/2039	12,541,000	12,805,925
B.A.T. International Finance PLC (United Kingdom), 1.67%, 03/25/2026	10,697,000	10,534,013
Philip Morris International, Inc., 4.88%, 11/15/2043	8,162,000	7,447,904
		30,787,842
Transaction & Payment Processing Services–0.63%
Fidelity National Information Services, Inc., 1.15%, 03/01/2026(c)	12,568,000	12,370,310
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Equity and Income Fund

Principal Amount		Value
Transaction & Payment Processing Services–(continued)
Fiserv, Inc., 4.55%, 02/15/2031	$3,213,000	$3,213,661
Global Payments, Inc., Conv., 1.50%, 03/01/2031	68,839,000	64,330,046
		79,914,017
Wireless Telecommunication Services–0.22%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	6,610,000	5,660,082
T-Mobile USA, Inc.,
2.70%, 03/15/2032(c)	10,676,000	9,462,428
3.40%, 10/15/2052	7,422,000	4,913,707
6.00%, 06/15/2054	3,234,000	3,257,738
5.88%, 11/15/2055(c)	4,293,000	4,239,233
		27,533,188
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,819,236,495)		2,822,750,604
U.S. Treasury Securities–8.90%
U.S. Treasury Bills–0.01%
3.88% - 4.12%, 05/14/2026(h)(i)	1,359,000	1,323,331
U.S. Treasury Bonds–0.59%
4.50%, 02/15/2036	5,525,000	5,670,247
4.88%, 08/15/2045	56,760,900	56,831,851
4.75%, 05/15/2055	11,886,200	11,566,758
		74,068,856
U.S. Treasury Notes–8.30%
3.88%, 07/31/2027	312,913,000	314,233,102
3.63%, 08/15/2028	143,484,300	143,680,470
3.88%, 07/31/2030	357,870,900	360,806,558
4.00%, 07/31/2032	181,723,000	182,574,826
4.25%, 08/15/2035	45,950,300	46,047,227
		1,047,342,183
Total U.S. Treasury Securities (Cost $1,121,390,339)		1,122,734,370
Shares
Preferred Stocks–0.58%
Asset Management & Custody Banks–0.24%
AMG Capital Trust II, 5.15%, Conv. Pfd.	483,000	30,093,315
Oil & Gas Storage & Transportation–0.34%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	875,900	43,050,485
Total Preferred Stocks (Cost $60,254,606)		73,143,800
Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.12%
Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
6.75%, 03/15/2031	$7,000,000	8,027,549
5.50%, 02/01/2037	3	3
		8,027,552
Principal Amount		Value
Federal National Mortgage Association (FNMA)–0.06%
6.63%, 11/15/2030	$6,315,000	$7,165,711
7.00%, 07/01/2032	2,921	3,071
		7,168,782
Government National Mortgage Association (GNMA)–0.00%
8.00%, 06/15/2026 to 01/20/2031	1,267	1,287
7.50%, 12/20/2030	243	254
		1,541
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,457,639)		15,197,875

Municipal Obligations–0.04%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,598,000)	4,598,000	4,841,076
Shares
Money Market Funds–3.34%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(j)(k)	149,075,603	149,075,603
Invesco Treasury Portfolio, Institutional Class, 4.17%(j)(k)	271,807,244	271,807,244
Total Money Market Funds (Cost $420,882,845)		420,882,847
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.72% (Cost $9,847,025,874)		12,575,988,112
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.99%
Invesco Private Government Fund, 4.28%(j)(k)(l)	69,681,063	69,681,063
Invesco Private Prime Fund, 4.46%(j)(k)(l)	180,930,365	180,984,644
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $250,656,723)		250,665,707
TOTAL INVESTMENTS IN SECURITIES–101.71% (Cost $10,097,682,597)		12,826,653,819
OTHER ASSETS LESS LIABILITIES—(1.71)%		(215,086,956)
NET ASSETS–100.00%		$12,611,566,863
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Equity and Income Fund

Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $699,402,002, which represented 5.55% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$196,520,873	$886,403,826	$(933,849,096)	$-	$-	$149,075,603	$9,251,324
Invesco Liquid Assets Portfolio, Institutional Class	-	-	-	-	-	-	23,396
Invesco Treasury Portfolio, Institutional Class	359,919,889	1,646,178,534	(1,734,291,181)	2	-	271,807,244	16,818,967
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	66,893,923	892,623,349	(889,836,209)	-	-	69,681,063	2,290,403*
Invesco Private Prime Fund	174,589,130	1,641,059,868	(1,634,649,048)	2,763	(18,069)	180,984,644	6,219,226*
Total	$797,923,815	$5,066,265,577	$(5,192,625,534)	$2,765	$(18,069)	$671,548,554	$34,603,316

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	64	December-2025	$(7,006,000)	$(16,999)	$(16,999)
U.S. Treasury 10 Year Notes	173	December-2025	(19,462,500)	(58,117)	(58,117)
U.S. Treasury Ultra Bonds	137	December-2025	(15,969,063)	92,047	92,047
Total Futures Contracts				$16,931	$16,931

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/08/2025	State Street Bank & Trust Co.	CAD	2,578,086	USD	1,878,524	$750
09/08/2025	State Street Bank & Trust Co.	USD	1,014,393	CAD	1,395,357	1,928
09/08/2025	State Street Bank & Trust Co.	USD	2,313,473	EUR	1,980,289	4,035
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/08/2025	State Street Bank & Trust Co.	USD	1,875,236	GBP	1,394,236	$9,327
Subtotal—Appreciation						16,040
Currency Risk
09/08/2025	Bank of New York Mellon (The)	CAD	72,970,490	USD	53,038,588	(110,176)
09/08/2025	Bank of New York Mellon (The)	EUR	67,006,884	USD	77,666,205	(751,126)
09/08/2025	State Street Bank & Trust Co.	CAD	1,887,054	USD	1,362,106	(12,348)
09/08/2025	State Street Bank & Trust Co.	EUR	8,482,099	USD	9,877,542	(48,955)
09/08/2025	State Street Bank & Trust Co.	GBP	63,948,934	USD	84,948,483	(1,490,087)
Subtotal—Depreciation						(2,412,692)
Total Forward Foreign Currency Contracts						$(2,396,652)

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Equity and Income Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $9,426,143,029)*	$12,155,105,265
Investments in affiliated money market funds, at value (Cost $671,539,568)	671,548,554
Other investments:
Variation margin receivable — futures contracts	136,586
Unrealized appreciation on forward foreign currency contracts outstanding	16,040
Foreign currencies, at value (Cost $1,290)	1,281
Receivable for:
Investments sold	72,917,866
Fund shares sold	3,258,398
Dividends	16,170,223
Interest	28,457,407
Investment for trustee deferred compensation and retirement plans	1,245,776
Other assets	111,878
Total assets	12,948,969,274
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,412,692
Payable for:
Investments purchased	69,278,700
Fund shares reacquired	7,409,675
Collateral upon return of securities loaned	250,656,723
Accrued fees to affiliates	5,851,092
Accrued trustees’ and officers’ fees and benefits	17,055
Accrued other operating expenses	464,188
Trustee deferred compensation and retirement plans	1,312,286
Total liabilities	337,402,411
Net assets applicable to shares outstanding	$12,611,566,863
Net assets consist of:
Shares of beneficial interest	$9,498,513,090
Distributable earnings	3,113,053,773
$12,611,566,863
Net Assets:
Class A	$10,518,838,038
Class C	$155,748,904
Class R	$128,284,193
Class Y	$720,445,310
Class R5	$189,238,125
Class R6	$899,012,293
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	944,651,779
Class C	14,371,876
Class R	11,424,103
Class Y	64,700,880
Class R5	16,992,763
Class R6	80,758,441
Class A:
Net asset value per share	$11.14
Maximum offering price per share (Net asset value of $11.14 ÷ 94.50%)	$11.79
Class C:
Net asset value and offering price per share	$10.84
Class R:
Net asset value and offering price per share	$11.23
Class Y:
Net asset value and offering price per share	$11.14
Class R5:
Net asset value and offering price per share	$11.14
Class R6:
Net asset value and offering price per share	$11.13

*	At August 31, 2025, securities with an aggregate value of $241,541,827 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Equity and Income Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$135,012,199
Dividends (net of foreign withholding taxes of $719,384)	158,408,085
Dividends from affiliated money market funds (includes net securities lending income of $329,571)	26,423,258
Total investment income	319,843,542
Expenses:
Advisory fees	43,849,906
Administrative services fees	1,735,134
Custodian fees	75,610
Distribution fees:
Class A	25,735,118
Class C	1,749,189
Class R	626,647
Transfer agent fees — A, C, R and Y	14,950,707
Transfer agent fees — R5	190,557
Transfer agent fees — R6	275,324
Trustees’ and officers’ fees and benefits	126,008
Registration and filing fees	221,055
Reports to shareholders	688,822
Professional services fees	152,569
Other	157,638
Total expenses	90,534,284
Less: Fees waived and/or expense offset arrangement(s)	(790,864)
Net expenses	89,743,420
Net investment income	230,100,122
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	712,584,148
Affiliated investment securities	(18,069)
Foreign currencies	(218,104)
Forward foreign currency contracts	(6,176,929)
Futures contracts	730,891
706,901,937
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	141,023,397
Affiliated investment securities	2,765
Foreign currencies	(24,439)
Forward foreign currency contracts	2,130,462
Futures contracts	(393,309)
142,738,876
Net realized and unrealized gain	849,640,813
Net increase in net assets resulting from operations	$1,079,740,935
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Equity and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$230,100,122	$242,638,447
Net realized gain	706,901,937	643,491,066
Change in net unrealized appreciation	142,738,876	1,009,055,264
Net increase in net assets resulting from operations	1,079,740,935	1,895,184,777
Distributions to shareholders from distributable earnings:
Class A	(806,741,236)	(652,576,382)
Class C	(13,584,629)	(13,268,232)
Class R	(9,359,016)	(6,997,102)
Class Y	(58,795,913)	(49,081,574)
Class R5	(15,418,720)	(14,404,901)
Class R6	(77,007,814)	(64,165,301)
Total distributions from distributable earnings	(980,907,328)	(800,493,492)
Share transactions–net:
Class A	72,419,981	(105,318,528)
Class C	(44,489,750)	(48,214,079)
Class R	3,414,099	9,806,792
Class Y	(16,089,913)	(37,999,287)
Class R5	(20,603,344)	(11,737,453)
Class R6	(62,842,421)	(21,470,462)
Net increase (decrease) in net assets resulting from share transactions	(68,191,348)	(214,933,017)
Net increase in net assets	30,642,259	879,758,268
Net assets:
Beginning of year	12,580,924,604	11,701,166,336
End of year	$12,611,566,863	$12,580,924,604
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$11.04	$0.20	$0.77	$0.97	$(0.22)	$(0.65)	$(0.87)	$11.14	9.16%	$10,518,838	0.75%	0.76%	1.82%	136%
Year ended 08/31/24	10.11	0.21	1.41	1.62	(0.20)	(0.49)	(0.69)	11.04	16.93	10,359,368	0.77	0.78	2.00	139
Year ended 08/31/23	10.27	0.20	0.33	0.53	(0.22)	(0.47)	(0.69)	10.11	5.26	9,563,997	0.77	0.78	1.99	142
Year ended 08/31/22	12.52	0.14	(0.83)	(0.69)	(0.16)	(1.40)	(1.56)	10.27	(6.36)	9,654,157	0.78	0.78	1.25	152
Year ended 08/31/21	9.83	0.13	2.87	3.00	(0.17)	(0.14)	(0.31)	12.52	31.02	10,841,867	0.78	0.78	1.10	127
Class C
Year ended 08/31/25	10.76	0.11	0.75	0.86	(0.13)	(0.65)	(0.78)	10.84	8.33 (d)	155,749	1.49 (d)	1.50 (d)	1.08 (d)	136
Year ended 08/31/24	9.86	0.13	1.38	1.51	(0.12)	(0.49)	(0.61)	10.76	16.13 (d)	200,569	1.51 (d)	1.52 (d)	1.26 (d)	139
Year ended 08/31/23	10.03	0.12	0.32	0.44	(0.14)	(0.47)	(0.61)	9.86	4.43 (d)	230,928	1.50 (d)	1.51 (d)	1.26 (d)	142
Year ended 08/31/22	12.25	0.06	(0.81)	(0.75)	(0.07)	(1.40)	(1.47)	10.03	(7.01)	275,540	1.53	1.53	0.50	152
Year ended 08/31/21	9.63	0.04	2.81	2.85	(0.09)	(0.14)	(0.23)	12.25	29.94	362,829	1.53	1.53	0.35	127
Class R
Year ended 08/31/25	11.13	0.17	0.77	0.94	(0.19)	(0.65)	(0.84)	11.23	8.82	128,284	1.00	1.01	1.57	136
Year ended 08/31/24	10.18	0.18	1.44	1.62	(0.18)	(0.49)	(0.67)	11.13	16.74	123,727	1.02	1.03	1.75	139
Year ended 08/31/23	10.35	0.18	0.31	0.49	(0.19)	(0.47)	(0.66)	10.18	4.87	103,247	1.02	1.03	1.74	142
Year ended 08/31/22	12.59	0.11	(0.82)	(0.71)	(0.13)	(1.40)	(1.53)	10.35	(6.48)	96,887	1.03	1.03	1.00	152
Year ended 08/31/21	9.89	0.10	2.88	2.98	(0.14)	(0.14)	(0.28)	12.59	30.61	114,169	1.03	1.03	0.85	127
Class Y
Year ended 08/31/25	11.04	0.22	0.77	0.99	(0.24)	(0.65)	(0.89)	11.14	9.43	720,445	0.50	0.51	2.07	136
Year ended 08/31/24	10.11	0.23	1.42	1.65	(0.23)	(0.49)	(0.72)	11.04	17.23	731,531	0.52	0.53	2.25	139
Year ended 08/31/23	10.27	0.22	0.33	0.55	(0.24)	(0.47)	(0.71)	10.11	5.54	706,187	0.52	0.53	2.24	142
Year ended 08/31/22	12.52	0.17	(0.83)	(0.66)	(0.19)	(1.40)	(1.59)	10.27	(6.12)	702,847	0.53	0.53	1.50	152
Year ended 08/31/21	9.84	0.15	2.87	3.02	(0.20)	(0.14)	(0.34)	12.52	31.22	778,769	0.53	0.53	1.35	127
Class R5
Year ended 08/31/25	11.05	0.23	0.76	0.99	(0.25)	(0.65)	(0.90)	11.14	9.38	189,238	0.47	0.48	2.10	136
Year ended 08/31/24	10.11	0.24	1.42	1.66	(0.23)	(0.49)	(0.72)	11.05	17.39	208,168	0.48	0.49	2.29	139
Year ended 08/31/23	10.28	0.23	0.32	0.55	(0.25)	(0.47)	(0.72)	10.11	5.48	201,310	0.47	0.48	2.29	142
Year ended 08/31/22	12.52	0.18	(0.82)	(0.64)	(0.20)	(1.40)	(1.60)	10.28	(5.98)	218,033	0.48	0.48	1.55	152
Year ended 08/31/21	9.84	0.16	2.86	3.02	(0.20)	(0.14)	(0.34)	12.52	31.28	242,934	0.46	0.46	1.42	127
Class R6
Year ended 08/31/25	11.04	0.23	0.77	1.00	(0.26)	(0.65)	(0.91)	11.13	9.46	899,012	0.40	0.41	2.17	136
Year ended 08/31/24	10.10	0.24	1.43	1.67	(0.24)	(0.49)	(0.73)	11.04	17.48	957,561	0.41	0.42	2.36	139
Year ended 08/31/23	10.27	0.24	0.31	0.55	(0.25)	(0.47)	(0.72)	10.10	5.56	895,499	0.40	0.41	2.36	142
Year ended 08/31/22	12.52	0.18	(0.83)	(0.65)	(0.20)	(1.40)	(1.60)	10.27	(6.01)	844,958	0.41	0.41	1.62	152
Year ended 08/31/21	9.83	0.17	2.87	3.04	(0.21)	(0.14)	(0.35)	12.52	31.50	913,379	0.39	0.39	1.49	127

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.99% and 0.98% for the years ended August 31, 2025, 2024 and 2023, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Equity and Income Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
16
Invesco Equity and Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial
17
Invesco Equity and Income Fund

statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $5,717 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures
18
Invesco Equity and Income Fund

contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
O.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.35%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $676,340.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $2,011,843 in front-end sales commissions from the sale of Class A shares and $27,120 and $8,136 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $237,110 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount
19
Invesco Equity and Income Fund

rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,889,931,860	$226,505,680	$—	$8,116,437,540
U.S. Dollar Denominated Bonds & Notes	—	2,822,750,604	—	2,822,750,604
U.S. Treasury Securities	—	1,122,734,370	—	1,122,734,370
Preferred Stocks	43,050,485	30,093,315	—	73,143,800
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	15,197,875	—	15,197,875
Municipal Obligations	—	4,841,076	—	4,841,076
Money Market Funds	420,882,847	250,665,707	—	671,548,554
Total Investments in Securities	8,353,865,192	4,472,788,627	—	12,826,653,819
Other Investments - Assets*
Futures Contracts	92,047	—	—	92,047
Forward Foreign Currency Contracts	—	16,040	—	16,040
	92,047	16,040	—	108,087
Other Investments - Liabilities*
Futures Contracts	(75,116)	—	—	(75,116)
Forward Foreign Currency Contracts	—	(2,412,692)	—	(2,412,692)
	(75,116)	(2,412,692)	—	(2,487,808)
Total Other Investments	16,931	(2,396,652)	—	(2,379,721)
Total Investments	$8,353,882,123	$4,470,391,975	$—	$12,824,274,098

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$92,047	$92,047
Unrealized appreciation on forward foreign currency contracts outstanding	16,040	—	16,040
Total Derivative Assets	16,040	92,047	108,087
Derivatives not subject to master netting agreements	—	(92,047)	(92,047)
Total Derivative Assets subject to master netting agreements	$16,040	$—	$16,040
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(75,116)	$(75,116)
Unrealized depreciation on forward foreign currency contracts outstanding	(2,412,692)	—	(2,412,692)
Total Derivative Liabilities	(2,412,692)	(75,116)	(2,487,808)
Derivatives not subject to master netting agreements	—	75,116	75,116
Total Derivative Liabilities subject to master netting agreements	$(2,412,692)	$—	$(2,412,692)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
20
Invesco Equity and Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$−	$(861,302)	$(861,302)	$—	$—	$(861,302)
State Street Bank & Trust Co.	16,040	(1,551,390)	(1,535,350)	—	—	(1,535,350)
Total	$16,040	$(2,412,692)	$(2,396,652)	$—	$—	$(2,396,652)
Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(6,176,929)	$-	$(6,176,929)
Futures contracts	-	730,891	730,891
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	2,130,462	-	2,130,462
Futures contracts	-	(393,309)	(393,309)
Total	$(4,046,467)	$337,582	$(3,708,885)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$580,067,360	$34,860,369

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $114,524.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$310,411,425	$238,588,313
Long-term capital gain	670,495,903	561,905,179
Total distributions	$980,907,328	$800,493,492

*	Includes short-term capital gain distributions, if any.

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Invesco Equity and Income Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$41,221,231
Undistributed long-term capital gain	437,451,728
Net unrealized appreciation — investments	2,635,117,168
Net unrealized appreciation — foreign currencies	14,721
Temporary book/tax differences	(751,075)
Shares of beneficial interest	9,498,513,090
Total net assets	$12,611,566,863
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, convertible securities and equity securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $2,995,500,652 and $3,660,155,626, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,923,859,219
Aggregate unrealized (depreciation) of investments	(288,742,051)
Net unrealized appreciation of investments	$2,635,117,168
Cost of investments for tax purposes is $10,189,156,930.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions and equalization, on August 31, 2025, undistributed net investment income was decreased by $3,518,166, undistributed net realized gain was decreased by $25,093,833 and shares of beneficial interest was increased by $28,611,999. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	64,497,717	$694,744,523	59,038,389	$608,530,045
Class C	2,211,762	23,176,983	2,297,221	23,119,429
Class R	2,097,803	22,702,441	2,361,594	24,519,467
Class Y	10,804,111	115,908,122	10,597,765	109,348,855
Class R5	1,217,289	13,124,832	1,248,965	12,891,281
Class R6	12,563,057	135,854,807	11,923,160	122,871,786
Issued as reinvestment of dividends:
Class A	70,295,490	752,707,479	62,947,600	628,152,650
Class C	1,229,741	12,834,098	1,310,211	12,713,774
Class R	863,498	9,330,658	694,023	6,981,473
Class Y	4,640,928	49,695,930	4,145,562	41,344,542
Class R5	1,439,525	15,418,720	1,442,590	14,404,887
Class R6	6,993,256	74,833,447	6,343,445	63,332,081
Automatic conversion of Class C shares to Class A shares:
Class A	4,485,751	48,131,015	3,440,654	35,411,295
Class C	(4,605,470)	(48,131,015)	(3,528,247)	(35,411,295)
22
Invesco Equity and Income Fund

Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(132,643,618)	$(1,423,163,036)	(133,794,663)	$(1,377,412,518)
Class C	(3,098,930)	(32,369,816)	(4,862,347)	(48,635,987)
Class R	(2,652,912)	(28,619,000)	(2,080,944)	(21,694,148)
Class Y	(16,982,754)	(181,693,965)	(18,381,906)	(188,692,684)
Class R5	(4,509,698)	(49,146,896)	(3,761,316)	(39,033,621)
Class R6	(25,517,942)	(273,530,675)	(20,170,855)	(207,674,329)
Net increase (decrease) in share activity	(6,671,396)	$(68,191,348)	(18,789,099)	$(214,933,017)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23
Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other
25
Invesco Equity and Income Fund

performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.
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Invesco Equity and Income Fund

The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
27
Invesco Equity and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$699,107,903
Qualified Dividend Income*	58.81%
Corporate Dividends Received Deduction*	50.60%
U.S. Treasury Obligations*	18.31%
Qualified Business Income*	0.00%
Business Interest Income*	38.47%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$55,492,728
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Invesco Equity and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
29
Invesco Equity and Income Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
VK-EQI-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Floating Rate ESG Fund
Nasdaq:
A: AFRAX ■ C: AFRCX ■ R: AFRRX ■ Y: AFRYX ■ R5: AFRIX ■ R6: AFRFX

2	Consolidated Schedule of Investments
19	Consolidated Financial Statements
23	Consolidated Financial Highlights
24	Notes to Consolidated Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Approval of Investment Advisory and Sub-Advisory Contracts
38	Tax Information
39	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
August 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–86.03%(b)(c)
Aerospace & Defense–1.38%
AVS (Ramudden Global) (Germany), Term Loan B (1 mo. EURIBOR + 3.50%)	5.39%	12/10/2029	EUR	2,000	$2,326,147
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.), Incremental Term Loan B-2 (TSFR1M + 2.75%)	7.06%	07/01/2031		$1,713	1,714,815
Element Materials Technology Group US Holdings, Inc. (EM Midco 2 US LLC), Term Loan (TSFR3M + 4.25%)	7.97%	07/06/2029		2,469	2,486,035
Gogo Intermediate Holdings LLC, Term Loan (TSFR1M + 3.75%)	8.18%	04/30/2028		3,260	3,260,678
KKR Apple Bidco LLC, Term Loan B (TSFR1M + 2.50%)	6.82%	09/22/2028		5,998	6,005,420
Peraton Corp., First Lien Term Loan B (TSFR1M + 3.75%)	8.17%	02/01/2028		5,170	4,469,271
Propulsion (BC) Newco LLC (aka ITP Aero), Term Loan (3 mo. Term SOFR + 2.75%)	7.04%	09/14/2029		4,279	4,308,127
Rand Parent LLC, Term Loan B (TSFR3M + 3.00%)	7.30%	03/18/2030		7,836	7,817,565
					32,388,058
Air Transport–1.00%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B (3 mo. Term SOFR + 2.25%)	6.58%	04/20/2028		13,379	13,356,288
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B (3 mo. Term SOFR + 3.25%)	7.58%	05/07/2032		1,025	1,031,582
American Airlines, Inc.
Term Loan (6 mo. Term SOFR + 2.75%)	6.51%	06/04/2029		1,250	1,247,533
Term Loan B (6 mo. Term SOFR + 2.25%)	6.50%	02/15/2028		758	755,071
Stonepeak Nile Parent LLC, Term Loan B (TSFR3M + 2.75%)	7.08%	02/15/2032		6,772	6,799,092
United AirLines, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	6.20%	02/24/2031		191	191,610
					23,381,176
Automotive–2.86%
Adient PLC, Term Loan B-2 (TSFR1M + 2.25%)	6.57%	01/31/2031		1,941	1,946,719
Belron Group S.A., Term Loan B (3 mo. Term SOFR + 2.50%)	6.74%	10/16/2031		8,422	8,473,438
Highline Aftermarket Acquisition LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.70%	02/15/2030		9,867	9,940,854
Lippert Components, Inc., Term Loan B (TSFR1M + 2.50%)	6.82%	03/19/2032		4,150	4,183,771
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (3 mo. Term SOFR + 2.50%)	6.70%	04/23/2031		9,179	9,182,197
Madison Safety & Flow LLC, Term Loan B (TSFR1M + 2.75%)	7.07%	09/26/2031		2,544	2,556,551
Mavis Tire Express Services Topco Corp., Term Loan B (TSFR3M + 3.00%)	7.20%	05/04/2028		12,939	12,984,958
Paint Intermediate III LLC (Wesco Group), Term Loan B (TSFR3M + 3.00%)	7.24%	09/11/2031		5,039	5,053,525
PowerStop LLC, Term Loan B (TSFR3M + 4.75%)	9.16%	01/24/2029		7,853	6,616,400
Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	7.07%	07/16/2031		3,032	3,032,228
Wand NewCo 3, Inc., Term Loan B (TSFR1M + 2.50%)	6.82%	01/30/2031		3,232	3,229,234
					67,199,875
Beverage & Tobacco–0.31%
AI Aqua Merger Sub, Inc., Term Loan B (TSFR1M + 3.00%)	7.35%	07/31/2028		7,164	7,174,918
Brokers, Dealers & Investment Houses–1.22%
Ascensus Group Holdings, Inc., Term Loan B (TSFR1M + 3.00%)	7.32%	08/02/2028		1,066	1,068,318
Creative Planning (CPI Holdco B LLC), Term Loan B (TSFR1M + 2.00%)	6.32%	05/17/2031		12,477	12,470,552
Envestnet, Inc (BCPE Pequod Buyer, Inc), Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	11/25/2031		2,728	2,735,493
GC Ferry Acquisition I, Inc., Term Loan B(d)	0.00%	08/16/2032		1,161	1,149,620
GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC), Term Loan B (3 mo. Term SOFR + 3.50%)	7.71%	06/04/2032		6,799	6,733,489
Orion US Finco (OSTTRA)
Term Loan B(e)	–	05/20/2032		3,413	3,439,871
Term Loan B(e)	–	05/20/2033		1,140	1,150,066
					28,747,409
Building & Development–4.95%
BME Holding B.V. (CRHEUD) (Netherlands), Term Loan B-2 (3 mo. EURIBOR + 4.75%)	6.78%	12/31/2029	EUR	1,000	1,027,026
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.82%	05/28/2030		3,908	3,929,297
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–(continued)
Chariot Buyer LLC
First Lien Term Loan (TSFR1M + 3.25%)	7.67%	11/03/2028		$7,541	$7,549,712
Term Loan B(e)	–	07/22/2032		1,293	1,295,368
Construction Partners, Inc., Term Loan B (TSFR1M + 2.50%)	6.82%	10/29/2031		5,791	5,812,840
Core & Main L.P., Term Loan D (1 mo. Term SOFR + 2.00%)	6.32%	07/27/2028		2,543	2,545,131
Empire Today LLC
Term Loan (3 mo. Term SOFR + 5.00%) (Acquired 11/18/2024-06/25/2025; Cost $10,123,123)(f)(g)	9.57%	08/03/2029		14,071	8,885,722
Term Loan A (3 mo. Term SOFR + 5.50%) (Acquired 11/18/2024-06/25/2025; Cost $3,805,572)(f)(g)	10.07%	08/03/2029		4,205	3,620,849
Term Loan B (3 mo. Term SOFR + 5.50%) (Acquired 11/18/2024-06/25/2025; Cost $4,076,304)(f)(g)	10.07%	08/03/2029		4,154	3,577,401
Flakt Woods (Fusilli Holdco) (France), Term Loan B (6 mo. EURIBOR + 5.00%)	7.42%	04/12/2026	EUR	1,815	2,131,594
Gulfside Supply, Inc., Term Loan B (TSFR3M + 3.00%)	7.30%	06/17/2031		4,793	4,810,873
Icebox Holdco III, Inc.
First Lien Term Loan (TSFR3M + 3.75%)	8.06%	12/22/2028		6,560	6,608,496
Second Lien Term Loan (TSFR3M + 6.75%)	11.31%	12/21/2029		1,544	1,563,186
Interior Logic Group, Inc. (Signal Parent), Term Loan B (TSFR3M + 3.50%) (Acquired 09/11/2023-10/17/2023; Cost $5,574,704)(g)	7.91%	04/01/2028		6,235	4,326,757
IPS Corp./CP Iris Holdco, First Lien Term Loan (TSFR1M + 3.50%)	7.82%	10/02/2028		5,991	5,990,833
Janus International Group LLC, Term Loan (TSFR3M + 2.50%)	6.70%	08/03/2030		6,712	6,731,830
LHS Borrow LLC (Leaf Home Solutions), Term Loan (TSFR1M + 4.75%)	9.17%	02/16/2029		13,307	12,854,906
MI Windows and Doors LLC, Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	03/28/2031		4,798	4,825,869
Oldcastle BuildingEnvelope, Inc., Term Loan B (TSFR3M + 4.50%)	8.55%	04/29/2029		5,085	4,650,439
Quikrete Holdings, Inc.
Term Loan B (TSFR1M + 2.25%)	6.57%	03/19/2029		4,603	4,610,423
Term Loan B-1 (1 mo. Term SOFR + 2.25%)	6.57%	04/14/2031		8,112	8,119,603
Quimper AB (Sweden), Incremental Term Loan (3 mo. EURIBOR + 3.75%)	5.70%	03/25/2030	EUR	325	382,554
QXO/Beacon Roofing, Term Loan B (TSFR1M + 3.00%)	7.30%	04/23/2032		4,015	4,055,328
TAMKO Building Products LLC, Term Loan B (TSFR3M + 2.75%)	6.79%	09/20/2030		4,154	4,170,367
Tecta America Corp., Term Loan B (TSFR1M + 3.00%)	7.32%	02/08/2032		2,047	2,056,078
					116,132,482
Business Equipment & Services–10.16%
AlixPartners LLP, Term Loan (1 mo. Term SOFR + 2.00%)	6.32%	07/30/2032		5,190	5,176,115
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan B(e)	–	08/06/2032		10,753	10,802,533
Azuria Water Solutions, Inc.
Delayed Draw Term Loan(d)	0.00%	05/17/2028		191	191,480
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	05/17/2028		6,000	6,020,198
Boost Newco Borrower LLC (WorldPay), Term Loan B (3 mo. Term SOFR + 2.00%)	6.30%	01/31/2031		8,985	9,004,837
Cloud Software Group, Inc.
Term Loan B(e)	–	08/09/2032		3,599	3,609,828
Term Loan B-2 (3 mo. Term SOFR + 3.25%)	7.48%	03/21/2031		5,947	5,970,052
Constant Contact, Inc.
Second Lien Term Loan (TSFR3M + 7.50%)	12.08%	02/12/2029		1,329	1,173,671
Term Loan (TSFR3M + 4.00%)	8.58%	02/10/2028		13,040	12,501,828
Corporation Service Co., Term Loan B (TSFR1M + 2.75%)	6.32%	11/02/2029		3,799	3,799,297
Deerfield Dakota Holding Corp.
First Lien Term Loan (TSFR3M + 3.75%)	8.05%	04/09/2027		15,392	15,353,707
Second Lien Term Loan (TSFR3M + 6.75%)	11.31%	04/07/2028		3,245	3,235,384
DTI HoldCo, Inc., Term Loan B (TSFR1M + 4.00%)	8.32%	04/26/2029		7,068	6,758,392
Garda World Security Corp. (Canada), Term Loan B (TSFR1M + 3.00%)	7.36%	02/01/2029		12,171	12,190,793
GI Revelation Acquisition LLC, Term Loan B-4 (TSFR1M + 3.75%)	8.07%	05/12/2028		14,686	13,885,676
I-Logic Tech Bidco Ltd. (Acuris) (United Kingdom), Term Loan (3 mo. Term SOFR + 3.75%)	8.05%	02/16/2028		4,432	4,444,441
ION Trading Technologies S.a.r.l. (Luxembourg), First Lien Term Loan (TSFR3M + 3.50%)	7.80%	04/01/2028		13,286	13,341,015
Kantar Media (Luxembourg), Term Loan B(e)	–	03/06/2032	EUR	1,834	2,163,793
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (6 mo. EURIBOR + 5.75%)	7.92%	10/25/2029	EUR	8,720	7,791,007
Learning Care Group (US) No. 2, Inc., Term Loan B (TSFR3M + 4.00%)	8.32%	08/11/2028		6,091	6,113,552
Monitronics International, Inc., DIP Term Loan A (TSFR3M + 7.50%) (Acquired 06/30/2023-02/16/2024; Cost $22,538,278)(g)	12.06%	06/30/2028		22,509	22,199,554
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
OCM System One Buyer CTB LLC, Term Loan B (TSFR3M + 3.75%)	7.80%	03/02/2028		$5,169	$5,189,265
Orchid Merger Sub II LLC, Term Loan (TSFR3M + 4.75%) (Acquired 11/12/2021-02/03/2022; Cost $7,936,791)(g)	9.17%	07/27/2027		8,101	4,000,051
Prime Security Services Borrower LLC
Term Loan (6 mo. Term SOFR + 2.00%)	6.13%	10/13/2030		452	451,945
Term Loan B (1 mo. Term SOFR + 1.75%)	6.10%	02/09/2032		2,170	2,153,866
Project Dragon (Voyix Digital Banking), Term Loan B (TSFR3M + 3.25%)	7.05%	09/30/2031		8,447	8,467,616
Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	01/31/2028		3,033	3,054,252
Ryan LLC (Ryan Tax), Term Loan (TSFR1M + 3.50%)	7.82%	11/14/2030		11,319	11,363,074
Socotec (Holding SAS) (France)
Term Loan B (TSFR3M + 3.75%)	8.04%	06/02/2028		1,164	1,173,594
Term Loan B (3 mo. Term SOFR + 3.25%)	7.56%	06/02/2031		95	96,058
Spin Holdco, Inc., Term Loan (TSFR3M + 4.00%)	8.58%	03/04/2028		29,171	24,868,570
Thermostat Purchaser III, Inc., Term Loan B (TSFR3M + 4.25%)	8.55%	08/31/2028		5,273	5,309,687
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 4.75%)(f)	10.20%	03/20/2027		1,428	1,032,549
Verra Mobility Corp., Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	03/24/2028		5,739	5,759,493
					238,647,173
Cable & Satellite Television–3.34%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Incremental Term Loan (3 mo. EURIBOR + 5.00%)	7.03%	10/31/2027	EUR	1,360	1,345,357
Term Loan B (3 mo. EURIBOR + 5.00%)	7.03%	10/31/2027	EUR	3,114	3,079,967
Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B-5 (TSFR1M + 2.50%)	6.93%	09/01/2028		6,980	6,936,501
Term Loan B-1 (TSFR1M + 2.75%)	7.57%	09/18/2030		5,834	5,822,049
Charter Communications Operating LLC, Term Loan B-5 (3 mo. Term SOFR + 2.25%)	6.54%	11/21/2031		2,241	2,246,115
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (TSFR6M + 4.00%)	10.50%	08/14/2026		10,482	9,337,919
Term Loan B-12 (3 mo. PRIME + 2.69%)	10.19%	01/31/2026		4,790	4,273,194
Term Loan B-14 (3 mo. EURIBOR + 5.50%)	7.53%	08/15/2028	EUR	6,726	7,238,387
Telenet - LG, Term Loan AR (TSFR1M + 2.00%)	6.47%	04/30/2028		6,482	6,347,517
UPC - LG (Sunrise)
Term Loan AAA (TSFR6M + 2.50%)	6.69%	02/17/2032		11,102	11,101,626
Term Loan AT (TSFR1M + 2.25%)	6.73%	04/30/2028		116	116,316
Virgin Media 02 - LG (United Kingdom)
Term Loan Q (TSFR1M + 3.25%)	7.73%	01/31/2029		6,724	6,718,247
Term Loan Y (TSFR6M + 3.25%)	7.37%	03/31/2031		14,126	13,879,146
					78,442,341
Chemicals & Plastics–9.09%
A&R Logistics Holdings, Inc. (Quantix)
Incremental Term Loan (3 mo. Term SOFR + 6.75%)(f)	11.19%	08/03/2026		14,809	13,609,245
Incremental Term Loan (3 mo. Term SOFR + 6.75%)(f)	11.19%	08/06/2026		227	208,361
A-Gas Finco, Inc., Term Loan (TSFR3M + 5.25%)	9.55%	12/14/2029		7,048	6,660,017
Aruba Investments, Inc.
First Lien Term Loan (1 mo. EURIBOR + 4.00%)	5.87%	11/24/2027	EUR	2,103	2,334,596
First Lien Term Loan (TSFR1M + 4.00%)	8.42%	11/24/2027		894	871,169
Ascend Performance Materials Operations LLC
DIP Term Loan (1 mo. Term SOFR + 1.50%) (Acquired 04/23/2025-08/25/2025; Cost $6,468,602)(g)(h)	5.94%	10/23/2025		6,650	4,738,357
Term Loan (Acquired 03/21/2022-02/04/2025; Cost $12,926,291)(g)(h)(i)	9.07%	08/27/2026		13,227	467,098
Austin Powder (A-AP Buyer, Inc.), First Lien Term Loan (TSFR1M + 3.25%)	7.07%	09/09/2031		2,432	2,439,261
Caldic (Pearls BidCo) (Netherlands), Term Loan B (TSFR3M + 4.00%)	7.56%	02/26/2029		4,632	4,512,537
Charter NEX US, Inc., Term Loan B (TSFR1M + 3.00%)	7.11%	12/01/2030		8,186	8,230,054
Derby Buyer LLC (Delrin), Term Loan B (TSFR1M + 3.00%)	7.36%	11/01/2030		3,591	3,607,137
Discovery Purchaser Corp. (BES)
First Lien Term Loan (TSFR3M + 4.38%)	8.08%	10/04/2029		10,145	10,133,394
Second Lien Term Loan (TSFR3M + 7.00%)	11.33%	10/04/2030		3,644	3,620,201
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Eastman Tire Additives (River Buyer, Inc.)
First Lien Term Loan (TSFR3M + 6.25%)(j)	10.45%	05/28/2026		$6,465	$5,610,401
First Lien Term Loan (3 mo. Term SOFR + 5.25%)	9.71%	08/01/2029		7,955	2,767,657
Flint Group (ColourOz Inv) (Germany)
Term Loan (3 mo. EURIBOR + 4.25%)	0.75%	12/31/2026	EUR	8,119	8,994,137
Term Loan (3 mo. Term SOFR + 4.51%)	8.83%	12/31/2026		2,008	1,899,021
Fortis 333, Inc. (Ineos Composites), Term Loan B (TSFR3M + 3.50%)	7.80%	02/06/2032		883	879,749
Hasa Intermediate Holdings LLC
Incremental Delayed Draw Term Loan(d)(f)	0.00%	01/10/2029		324	323,743
Incremental Term Loan (3 mo. Term SOFR + 4.75%)(f)	9.05%	01/10/2029		3,276	3,268,985
Revolver Loan(d)(f)	0.00%	01/10/2029		1,353	1,350,540
Revolver Loan (1 mo. Term SOFR + 4.75%)(f)	9.05%	01/10/2029		220	219,855
Ineos Quattro (STYRO), Term Loan (TSFR1M + 4.25%)	8.57%	10/01/2031		4,746	4,045,746
Ineos US Finance LLC
Term Loan (TSFR1M + 3.25%)	7.57%	02/18/2030		15,933	14,671,299
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	02/07/2031		10,600	9,601,492
Lummus Technology Holdings V LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/31/2029		4,017	4,031,704
Nouryon Finance B.V.
Term Loan B (1 mo. Term SOFR + 3.25%)	7.61%	04/03/2028		4,323	4,342,316
Term Loan B-1 (6 mo. Term SOFR + 3.25%)	7.60%	04/03/2028		1,720	1,727,830
Oxea Corp. (OQ Chemicals) (Oman)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	6.19%	04/07/2031	EUR	10,372	11,561,835
Term Loan B-2 (TSFR3M + 3.50%)	8.64%	04/07/2031		7,230	6,718,175
Potters Industries, Term Loan B (TSFR3M + 3.00%)	7.32%	12/14/2027		2,135	2,143,918
Proampac PG Borrower LLC, Term Loan (TSFR1M + 4.00%)	8.32%	09/15/2028		9,384	9,403,115
Trinseo Materials Operating S.C.A.
Incremental Term Loan (TSFR3M + 2.50%)	6.96%	05/03/2028		7,284	1,951,484
Term Loan A (3 mo. Term SOFR + 8.50%)	12.82%	05/03/2028		2,298	2,297,948
Term Loan B (3 mo. Term SOFR + 8.50%)	12.82%	05/03/2028		16,912	16,928,592
Term Loan C (3 mo. SOFR + 8.50%)	12.82%	05/03/2028		1,998	1,998,125
Tronox Finance LLC, Term Loan B (TSFR3M + 2.25%)	6.55%	04/04/2029		3,051	2,792,126
USALCO LLC
Delayed Draw Term Loan(d)	0.00%	09/30/2031		379	378,724
Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	09/30/2031		3,656	3,657,476
V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%)(f)	0.50%	12/22/2027		2,581	2,439,313
Revolver Loan(d)(f)	0.00%	12/22/2027		237	224,305
Term Loan (3 mo. Term SOFR + 5.90%)(f)	10.14%	12/22/2027		22,419	21,186,418
W. R. Grace Holdings LLC, Term Loan B (3 mo. Term SOFR + 3.00%)(f)	7.34%	08/09/2032		4,665	4,671,238
					213,518,694
Clothing & Textiles–0.48%
ABG Intermediate Holdings 2 LLC
Incremental Term Loan (TSFR1M + 2.25%)	6.57%	02/12/2032		5,212	5,187,822
Term Loan B (TSFR1M + 2.25%)	6.57%	12/21/2028		6,164	6,162,165
					11,349,987
Conglomerates–0.10%
CTEC III GmbH (CeramTec) (Germany), Term Loan B (e)	–	03/16/2029	EUR	2,000	2,328,101
Containers & Glass Products–2.71%
Berlin Packaging, LLC, Term Loan (3 mo. Term SOFR + 3.25%)	7.60%	06/07/2031		10,548	10,588,481
Duran Group (Blitz/DWK), Term loan C-2 (TSFR1M + 5.75%) (Acquired 03/31/2023; Cost $7,228,004)(f)(g)	9.68%	05/31/2026		7,291	6,817,363
Flex Acquisition Co., Inc.
Delayed Draw Term Loan(d)	0.00%	04/01/2032		142	141,718
Delayed Draw Term Loan (1 mo. Term SOFR + 3.25%)	7.57%	04/01/2032		4	4,383
Term Loan B (TSFR1M + 3.25%)	7.57%	04/30/2032		8,356	8,356,960
Iris Holding, Inc. (Intertape), First Lien Term Loan (TSFR3M + 4.75%)	9.16%	06/28/2028		6,079	5,903,545
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 12.00%) (Acquired 11/22/2022-01/23/2025; Cost $13,875,172)(g)	10.96%	11/22/2027		$14,355	$13,906,060
Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 2.00%)	9.62%	10/04/2028		4,770	4,802,807
Term Loan A-2, (1 mo. Term SOFR + 2.25%)(k)	5.98%	10/04/2028		6,879	5,860,866
Pregis Corp., Term Loan B (TSFR1M + 4.00%)	8.32%	02/01/2029		4,013	4,053,681
TricorBraun, Inc., Term Loan B	–	03/03/2031		3,262	3,249,821
					63,685,685
Cosmetics & Toiletries–0.52%
Bausch and Lomb, Inc., Term Loan B (TSFR1M + 4.25%)	8.57%	01/30/2031		5,786	5,801,622
KDC/ONE Development Corp., Inc. (Canada), Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	08/15/2028		1,594	1,598,243
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	7.03%	06/29/2028	EUR	4,350	4,799,980
					12,199,845
Drugs–0.39%
Grifols Worldwide Operations USA, Inc., Term Loan B (TSFR3M + 2.00%)	6.42%	11/15/2027		9,171	9,160,958
Ecological Services & Equipment–1.44%
Anticimex Global AB (Sweden)
Term Loan B-1 (TSFR3M + 3.50%)	7.76%	11/16/2028		1,018	1,021,575
Term Loan B-6 (TSFR1M + 3.50%)	7.76%	11/16/2028		4,382	4,400,780
Arden University (BidCo Ltd.) (United Kingdom), Term Loan(e)	–	08/13/2032	EUR	1,269	1,464,071
EnergySolutions LLC, Term Loan (TSFR1M + 3.25%)	7.57%	09/20/2030		7,578	7,650,486
Erie US Merger Sub, Inc., Term Loan B (TSFR3M + 2.50%)	6.82%	02/04/2032		7,308	7,312,545
Groundworks LLC
Delayed Draw Term Loan (TSFR1M + 3.50%)	3.00%	03/14/2031		159	159,215
Delayed Draw Term Loan(d)	0.00%	03/14/2031		842	844,320
Term Loan (TSFR1M + 3.50%)	7.32%	03/14/2031		5,392	5,406,666
MIP V Waste LLC (GreenWaste), Term Loan B(e)(f)	–	08/13/2032		1,195	1,199,333
OGF (VESCAP/Obol France 3/PHM) (Netherlands), Term Loan B(e)	–	12/29/2028	EUR	1,000	1,154,147
Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (TSFR3M + 3.50%)	7.30%	10/03/2031		3,093	3,115,308
					33,728,446
Electronics & Electrical–9.00%
Allegro MicroSystems, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	10/31/2030		438	437,874
Applied Systems, Inc., First Lien Term Loan (6 mo. Term SOFR + 2.36%)	6.45%	02/24/2031		1,431	1,431,621
AQA Acquisition Holding, Inc. (SmartBear), Term Loan B (TSFR1M + 4.00%)	8.31%	03/03/2028		4,298	4,278,510
Avalara, Inc. (United Kingdom), Term Loan B (TSFR3M + 3.25%)	7.55%	03/19/2032		5,097	5,134,234
Duck Creek Technologies, Inc (Disco Parent, Inc), Term Loan (3 mo. Term SOFR + 3.25%)(f)	7.48%	08/15/2032		1,870	1,883,978
EverCommerce, Term Loan B (TSFR1M + 3.25%)	6.57%	07/06/2028		4,246	4,255,566
Exclusive Group (France)
Term Loan B-1 (TSFR3M + 4.50%)(f)	8.79%	12/14/2031		2,875	2,853,364
Term Loan B-2 (3 mo. Term SOFR + 4.50%)(f)	8.79%	12/05/2031		1,432	1,421,338
Gryphon Debt Merger Sub, Inc. (aka Altera) (United Kingdom), Term Loan B(e)	–	06/30/2032		6,906	6,942,264
Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC)
Term Loan B-5 (3 mo. EURIBOR + 4.00%)	6.00%	09/30/2028	EUR	1,000	1,176,808
Term Loan B-5 (TSFR3M + 4.25%)	8.55%	09/30/2028		6,419	6,451,078
Infinite Electronics
First Lien Incremental Term Loan (TSFR1M + 6.25%)(f)	10.45%	03/02/2028		1,349	1,314,991
First Lien Term Loan (TSFR3M + 3.25%)	8.32%	03/02/2028		10,198	9,675,764
Second Lien Term Loan (TSFR3M + 7.00%)	11.57%	03/02/2029		750	661,435
Informatica Corp., Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	10/27/2028		2,046	2,051,986
Instructure Holdings, Inc.
Second Lien Term Loan (TSFR6M + 5.00%)	9.21%	09/10/2032		2,260	2,295,426
Term Loan (3 mo. Term SOFR + 2.75%)	7.09%	11/13/2031		215	215,721
ION-Corp (Helios Software), Term Loan B (1 mo. Term SOFR + 3.00%)	7.30%	07/18/2030		3,816	3,825,292
KnowBe4 (aka Oranje MidCo, LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	8.06%	07/26/2032		6,986	7,021,204
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (6 mo. Term SOFR + 6.91%)(f)	11.24%	07/10/2028	GBP	2,012	$2,611,215
Term Loan (3 mo. SONIA + 7.18%)(f)	11.40%	08/17/2028	GBP	512	664,589
Term Loan (6 mo. Term SOFR + 7.34%)(f)	11.71%	08/17/2028		$2,425	2,320,279
Term Loan (1 mo. Term SOFR + 8.00%)(f)	11.71%	08/17/2028		6,365	6,090,931
Mavenir Systems, Inc., Second Lien Term Loan (1 mo. Term SOFR + 6.50%)(f)	12.00%	07/28/2030		1,097	784,584
McAfee Enterprise, Term Loan (TSFR3M + 6.25%)	10.56%	07/27/2028		5,881	5,990,833
McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	7.35%	03/01/2029		2,335	2,236,536
Mirion Technologies, Inc., Term Loan B (1 mo. Term SOFR + 2.22%)	6.55%	10/20/2032		3,324	3,338,554
Modena Buyer LLC (End User Computing), Term Loan (TSFR3M + 4.50%)	8.81%	07/01/2031		1,469	1,448,294
Natel Engineering Co., Inc., Term Loan (TSFR1M + 6.25%) (Acquired 04/25/2019-08/18/2025; Cost $15,154,325)(g)	10.68%	04/30/2026		15,396	13,495,253
Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo. Term SOFR + 7.00%) (Acquired 01/14/2022-06/10/2025; Cost $4,599,603)(f)(g)	4.00%	03/03/2028	EUR	4,067	3,887,504
Particle Luxembourg S.a.r.l. (WebPros) (Netherlands), Term Loan B (TSFR1M + 4.00%)	8.07%	03/28/2031		5,750	5,796,771
Proofpoint, Inc.
Term Loan(e)	–	08/31/2028		1,217	1,226,273
Term Loan B (TSFR1M + 3.00%)	7.32%	08/31/2028		15,867	15,982,308
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.25%)	8.71%	02/01/2029		12,755	10,570,904
First Lien Term Loan (TSFR1M + 6.00%)	10.31%	02/01/2029		7,491	7,751,354
RANGE RED OPER, Inc., Second Lien Term Loan (3 mo. Term SOFR + 8.00%) (Acquired 10/01/2024; Cost $0)(f)(g)	12.40%	10/01/2029		8	0
Renaissance Holding Corp., Term Loan (TSFR3M + 4.00%)	8.32%	04/05/2030		10,134	8,765,487
Resideo Funding, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	6.36%	08/09/2032		2,939	2,938,023
Shift4 Payments LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	7.08%	06/30/2032		1,832	1,849,536
SonicWall U.S. Holdings, Inc., First Lien Term Loan (TSFR3M + 5.00%)	9.30%	05/18/2028		7,839	7,713,421
STG-Fairway Acquisitions, Inc., First Lien Term Loan B-3 (1 mo. Term SOFR + 2.75%)	7.07%	10/31/2031		6,129	6,151,909
Storable, Term Loan B (TSFR1M + 3.25%)	7.57%	04/17/2031		4,984	5,010,040
Ultimate Software Group, Inc., First Lien Term Loan (TSFR3M + 3.00%)	6.81%	02/10/2031		4,990	4,993,784
UST Holdings Ltd., Term Loan B (TSFR1M + 3.75%)(f)	7.36%	11/20/2028		7,518	7,564,907
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. Term SOFR + 5.75%)(f)	7.79%	05/31/2029	EUR	9,126	10,676,503
Term Loan B-2 (6 mo. Term SOFR + 5.75%)(f)	10.01%	05/31/2029		5,122	5,121,910
Varsity Brands Holding Co., Inc., Term Loan B	7.45%	08/26/2031		3,099	3,113,288
					211,423,444
Equipment Leasing–0.07%
IFCO Management (Germany), Term Loan B (e)	–	07/30/2032	EUR	1,465	1,719,901
Financial Intermediaries–2.08%
AssetMark Financial Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	7.06%	09/05/2031		3,844	3,855,406
BroadStreet Partners, Inc., Term Loan B (TSFR1M + 3.00%)	7.07%	06/13/2031		8,455	8,460,711
Citrin Cooperman Advisors, LLC
Delayed Draw Term Loan(d)	0.00%	04/01/2032		232	232,262
Term Loan B (TSFR3M + 3.00%)	7.30%	03/31/2032		3,597	3,600,063
Eisner Advisory Group LLC
Delayed Draw Term Loan(d)(f)	0.00%	02/28/2031		4,168	4,183,298
Incremental Term Loan (TSFR1M + 4.00%)	8.32%	02/28/2031		6,395	6,443,794
Grant Thornton Advisors LLC
Incremental Term Loan (TSFR1M + 3.00%)	7.32%	06/02/2031		2,843	2,856,580
Term Loan B (TSFR1M + 2.75%)	6.82%	06/02/2031		9,343	9,334,002
Hightower Holding LLC., Term Loan B (3 mo. Term SOFR + 2.75%)	7.07%	02/03/2032		958	959,050
Tegra118 Wealth Solutions, Inc., Term Loan (TSFR3M + 4.00%)	8.20%	02/18/2027		7,434	7,381,328
Tricor (Thevelia/Vistra-Virtue), Term Loan (TSFR3M + 3.00%)	7.30%	06/18/2029		1,589	1,595,890
					48,902,384
Food Products–2.46%
Arnott’s (Snacking Investments US LLC), Term Loan (TSFR3M + 4.00%)	8.31%	12/18/2026		6,644	6,687,398
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	6.38%	02/12/2027	EUR	4,750	$4,890,181
CHG PPC Parent LLC, Term Loan B (TSFR1M + 3.00%)	7.43%	11/17/2028		$190	190,795
Florida Food Products LLC
First Lien Term Loan (TSFR3M + 5.00%) (Acquired 06/09/2022; Cost $3,347,289)(g)	9.30%	10/18/2028		3,484	2,421,577
First Lien Term Loan (TSFR3M + 5.00%) (Acquired 10/08/2021-05/10/2022; Cost $14,475,334)(g)	9.56%	10/18/2028		14,625	10,150,946
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 10/08/2021-11/30/2021; Cost $2,809,857)(f)(g)	12.56%	10/18/2029		2,864	1,360,230
Froneri International PLC (United Kingdom), Term Loan(e)	–	07/16/2032		5,654	5,651,958
Nomad Foods Ltd. (United Kingdom), Term Loan B-5 (TSFR6M + 2.50%)	6.54%	11/12/2029		6,150	6,167,896
Sigma Holdco B.V. (Netherlands)
Term Loan B (6 mo. EURIBOR + 4.00%)	6.03%	01/02/2028	EUR	1,000	1,146,081
Term Loan B (6 mo. Term SOFR + 3.75%)	8.30%	01/03/2028		8,560	8,365,182
Solina Group Services (Powder Bidco) (France), Term Loan B (TSFR3M + 3.25%)	7.57%	03/07/2029		5,946	5,996,027
United Petfood (Belgium), Term Loan B (6 mo. EURIBOR + 2.50%)	4.82%	02/26/2032	EUR	1,901	2,229,898
Valeo Foods (Platform Bidco Ltd.), Term Loan (3 mo. EURIBOR + 4.00%)	5.94%	09/29/2028	EUR	2,137	2,515,062
					57,773,231
Food Service–0.92%
Gategroup (Switzerland), Term Loan (e)	–	05/28/2032		2,347	2,366,742
IRB Holding Corp., Term Loan B (TSFR1M + 2.50%)	6.82%	12/15/2027		10,253	10,256,492
Selecta Group B.V. (Switzerland)
Term Loan(d)(f)	0.00%	08/01/2030	EUR	3,029	3,450,721
Term Loan (Acquired 06/06/2025; Cost $8,908,930)(f)(g)	7.43%	08/01/2030	EUR	4,942	5,630,122
					21,704,077
Forest Products–0.20%
NewLife Forest Restoration LLC, Term Loan (e)(f)	–	04/10/2029		4,725	4,725,444
Health Care–5.38%
Ascend Learning LLC
Second Lien Term Loan (TSFR1M + 5.75%)	10.17%	12/10/2029		2,277	2,282,850
Term Loan B (TSFR1M + 3.00%)	7.32%	12/10/2028		2,956	2,958,412
Boots Group Finco L.P. (United Kingdom), Term Loan B	7.70%	07/16/2032		4,555	4,572,360
Cerba (Chrome Bidco) (France)
Incremental Term Loan C (EUR001M + 3.95%)	6.01%	02/16/2029	EUR	3,806	3,085,359
Term Loan B (EUR001M + 3.70%)	5.76%	06/30/2028	EUR	11,025	8,938,953
Certara Holdco, Inc., Term Loan B (TSFR3M + 3.00%)(f)	7.30%	06/26/2031		445	448,353
Global Medical Response, Inc., PIK Term Loan, 0.75% PIK Rate, 8.95% Cash Rate (TSFR1M + 4.75%)	8.95%	10/31/2028		14,680	14,703,887
ImageFirst, Term Loan B (TSFR3M + 3.25%)	7.57%	03/15/2032		3,296	3,308,384
International SOS L.P. (AEA International), Term Loan B (3 mo. Term SOFR + 2.75%)(f)	7.05%	09/07/2028		5,278	5,311,142
IVC Evidensia (Indep Vetcare Group) (United Kingdom), Term Loan B (TSFR3M + 3.75%)	8.05%	12/06/2028		964	970,973
Lanai Holdings III, Inc. (Performance Health), Term Loan B (TSFR6M + 3.75%)(f)	7.94%	02/28/2032		889	873,172
MB2 Dental Solutions LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.50%)(f)	9.82%	02/15/2031		507	512,262
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)(f)	9.82%	02/15/2031		590	595,750
Delayed Draw Term Loan(d)(f)	0.00%	02/13/2031		920	929,051
Revolver Loan (1 mo. Term SOFR + 5.50%)(f)	0.50%	02/15/2031		80	79,987
Revolver Loan(d)(f)	0.00%	02/13/2031		206	205,681
Term Loan (1 mo. Term SOFR + 5.50%)(f)	9.82%	02/13/2031		4,073	4,114,224
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (3 mo. Term SOFR + 5.25%)	9.59%	12/17/2028		2,454	2,452,580
Term Loan (3 mo. Term SOFR + 4.00%)	8.34%	12/17/2028		4,551	4,424,121
Term Loan (1 mo. Term SOFR + 4.00%)(f)	8.46%	12/17/2028		4,498	3,912,935
Term Loan (1 mo. Term SOFR + 6.75%)	11.21%	12/17/2029		269	216,197
Median Kliniken (Median B.V, Remedco GER B.V) (Netherlands), Term Loan (3 mo. EURIBOR + 4.93%)	6.91%	10/14/2027	EUR	1,617	1,900,124
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
MJH Healthcare Holdings, LLC, Term Loan (1 mo. Term SOFR + 2.75%)	7.07%	01/29/2029		$2,388	$2,395,674
Opella, Term Loan B (TSFR6M + 3.25%)	7.44%	03/31/2032		10,312	10,384,912
Organon & Co., Term Loan (1 mo. Term SOFR + 2.25%)	6.57%	05/19/2031		2,846	2,784,015
Pathway Vet Alliance LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%)	9.31%	09/30/2029		3,810	3,837,395
Precision Medicine Group LLC, Term Loan B (1 mo. Term SOFR + 3.50%) (Acquired 08/14/2025; Cost $4,628,607)(g)	7.70%	08/13/2032		4,652	4,654,720
QuidelOrtho Corp., Term Loan B(e)	–	08/13/2032		4,389	4,347,931
R1 RCM, Inc.
Delayed Draw Term Loan B(d)	0.00%	11/19/2031		152	152,217
Term Loan B (TSFR1M + 3.25%)	7.32%	10/24/2031		2,118	2,125,717
Sharp Services LLC, Term Loan B (TSFR3M + 3.25%)	7.55%	12/31/2028		90	90,548
Southern Veterinary Partners LLC, Term Loan B (TSFR3M + 2.50%)	6.82%	12/04/2031		5,845	5,849,487
Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. Term SOFR + 4.25%)(f)	8.68%	12/31/2029		1,322	1,074,499
TEAM Services Group LLC, Term Loan B (TSFR1M + 5.25%)	9.56%	12/20/2027		5,133	5,111,370
TTF Holdings LLC (Soliant), Term Loan B (TSFR6M + 3.75%)	7.79%	07/18/2031		10,064	10,019,637
Zelis Cost Management Buyer, Inc.
Term Loan B (TSFR1M + 3.25%)	7.57%	11/26/2031		3,992	4,000,811
Term Loan B-2 (TSFR1M + 2.75%)	7.07%	09/28/2029		2,798	2,793,720
					126,419,410
Home Furnishings–1.36%
Hilding Anders AB (Sweden)
Term Loan(f)	12.14%	12/31/2026	EUR	96	111,940
Term Loan(f)	12.14%	12/31/2026	EUR	132	154,258
Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (TSFR3M + 3.25%)	7.55%	01/14/2032		2,571	2,577,178
Kidde Global Solutions, Term Loan (1 mo. Term SOFR + 3.50%)	7.86%	12/02/2031		3,434	3,456,957
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.50%)(f)	11.94%	06/29/2028		698	698,077
Term Loan (TSFR3M + 7.50%)	11.91%	06/29/2028		9,604	8,941,847
Tempur Sealy International Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	6.61%	10/24/2031		5,976	5,998,675
VC GB Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.76%)	8.06%	07/21/2028		2,568	2,568,039
Weber-Stephen Products LLC
Incremental Term Loan B (TSFR1M + 4.25%)	8.67%	10/30/2027		1,688	1,688,782
Term Loan B (TSFR1M + 3.25%)	7.68%	10/30/2027		5,684	5,680,234
					31,875,987
Industrial Equipment–3.22%
Alliance Laundry Systems LLC, Term Loan B (TSFR1M + 2.50%)	6.59%	08/19/2031		3,230	3,230,318
Chart Industries, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.79%	03/15/2030		1,385	1,393,748
Cleanova US Holdings, LLC, Term Loan B (3 mo. Term SOFR + 4.75%)(f)	9.07%	05/22/2032		3,224	3,223,883
Cooper Machinery/Astro Acquisition, Term Loan(e)(f)	–	08/13/2032		2,797	2,803,693
Crosby US Acquisition Corp., Term Loan (TSFR1M + 3.50%)	7.82%	08/16/2029		2,877	2,895,817
Discovery Energy Holding Co. (Kohler Energy)
Term Loan B (3 mo. EURIBOR + 4.75%)	6.73%	05/01/2031	EUR	1,000	1,180,137
Term Loan B (TSFR3M + 3.75%)	8.05%	05/01/2031		4,343	4,362,387
DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	10/11/2030		4,653	4,682,930
Kantar (Summer BC Bidco/KANGRP) (Luxembourg)
Revolver Loan(d)(f)	0.00%	06/04/2026		6,542	6,247,522
Revolver Loan(e)(f)	–	06/04/2026		458	437,478
Term Loan B (3 mo. EURIBOR + 4.50%)	6.48%	01/31/2029	EUR	1,220	1,424,307
Term Loan B	6.58%	01/31/2029	EUR	279	325,282
Term Loan B (3 mo. Term SOFR + 5.00%)	9.56%	02/15/2029		10,184	10,209,403
Madison IAQ LLC, Term Loan B (TSFR3M + 3.25%)	7.45%	03/29/2032		8,086	8,136,034
Minimax (-Viking GmbH, -MX Holdings US, Inc.), Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	02/17/2032		3,348	3,359,277
Sabre Industries, Inc., Term Loan B(e)	–	08/13/2032		2,868	2,871,997
Sanmina Corp., Term Loan(e)(f)	–	08/06/2032		1,078	1,077,940
Tank Holding Corp.
Revolver Loan(d)(f)	0.00%	03/31/2028		1,702	1,566,579
Term Loan (TSFR1M + 6.00%)	10.17%	03/31/2028		7,008	6,676,811
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)
Term Loan B (6 mo. EURIBOR + 3.25%)	5.33%	04/30/2030	EUR	214	$251,354
Term Loan B (TSFR1M + 3.00%)	7.31%	04/30/2030		$947	951,687
Victory Buyer LLC (Vantage Elevator)
First Lien Term Loan (TSFR1M + 3.75%)	8.18%	11/19/2028		7,524	7,544,435
Second Lien Term Loan (TSFR1M + 7.00%)(f)	11.43%	11/19/2029		789	764,424
					75,617,443
Insurance–2.80%
Acrisure LLC
Term Loan B (TSFR1M + 3.00%)	7.32%	11/06/2030		11,991	12,000,067
Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	06/04/2032		1,482	1,483,662
Alliant Holdings Intermediate LLC, Term Loan B(e)	–	09/19/2031		14,961	14,945,381
AmWINS Group, Inc., Term Loan B (TSFR1M + 2.25%)	6.57%	01/23/2032		5,244	5,247,736
CRC Insurance Group LLC, Term Loan B (TSFR3M + 2.75%)	7.05%	05/06/2031		7,122	7,142,148
HUB International Ltd., Term Loan B (TSFR3M + 2.50%)	6.83%	06/20/2030		1,803	1,808,685
Ryan Specialty Group LLC, Term Loan B (TSFR1M + 2.25%)	6.32%	09/15/2031		3,969	3,985,793
Sedgwick Claims Management Services, Inc., Term Loan (TSFR1M + 3.00%)	6.82%	07/31/2031		10,499	10,539,529
USI, Inc.
Term Loan B (TSFR3M + 2.25%)	6.55%	11/23/2029		5,131	5,130,333
Term Loan B (TSFR3M + 2.25%)	6.55%	09/27/2030		3,343	3,343,121
					65,626,455
Leisure Goods, Activities & Movies–3.95%
Ancestry.com Operations, Inc., Term Loan B (TSFR1M + 3.75%)	7.67%	12/06/2027		715	717,579
ATG Entertainment (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.75%)	8.06%	03/21/2032		3,147	3,180,041
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.85%	12/02/2031		15,953	15,960,871
Fitness International LLC, Term Loan B (TSFR1M + 5.25%)	8.82%	02/05/2029		5,121	5,164,301
Galileo Global Education Finance S.a.r.l. (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 3.25%)	5.28%	07/31/2031	EUR	75	87,813
GBT Group Servicers B.V. (fka Global Business Travel Holdings Ltd.) (United Kingdom), Term Loan B (TSFR3M + 2.50%)	6.81%	07/25/2031		9,332	9,361,743
Herschend Entertainment Co., LLC, Term Loan B (TSFR1M + 3.25%)	7.57%	05/14/2032		4,120	4,153,292
Lakeland Tours LLC, Term Loan (6 mo. Term SOFR + 8.00%)	8.00%	09/25/2027		1,122	50,512
LC Ahab US Bidco LLC, Term Loan B (TSFR1M + 3.50%)	7.32%	05/01/2031		2,370	2,378,504
Nord Anglia Education (Netherlands), Term Loan (3 mo. SOFR + 2.75%)	6.95%	01/09/2032		8,614	8,649,108
Orbiter International S.a.r.l. (Luxembourg), Term Loan (6 mo. EURIBOR + 3.92%)	5.94%	10/25/2028	EUR	2,000	2,123,368
Parques Reunidos (Piolin Bidco S.A.U.) (Spain), Revolver Loan(d)	0.00%	03/16/2026	EUR	3,482	3,829,688
Seaworld Parks & Entertainment, Inc., Term Loan B-2 (TSFR1M + 2.00%)	6.32%	11/19/2031		2,541	2,543,348
US Fitness LLC
Delayed Draw Term Loan(d)(f)	0.00%	09/04/2031		909	922,646
Delayed Draw Term Loan (3 mo. Term SOFR + 1.00%)(f)	9.82%	09/04/2031		76	76,887
Revolver Loan(d)(f)	0.00%	09/04/2030		1,773	1,749,536
Term Loan B (3 mo. Term SOFR + 5.50%)(f)	9.79%	09/04/2031		7,927	8,055,668
Vue International Bidco PLC (United Kingdom)
Second Lien Term Loan (6 mo. Term SOFR + 0.10%) (Acquired 02/20/2024-04/08/2025; Cost $3,900,502)(f)(g)	2.36%	12/31/2027	EUR	5,235	8,230,715
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 04/08/2025; Cost $2,442,163)(g)	10.10%	06/30/2027	EUR	2,229	2,601,026
Term Loan (6 mo. Term SOFR + 0.10%) (Acquired 02/20/2024-04/08/2025; Cost $3,145,939)(f)(g)	8.40%	12/31/2027	EUR	2,960	4,619,118
Term Loan (6 mo. Term SOFR + 0.10%)(f)	10.26%	06/30/2027	EUR	1,368	2,380,630
World Choice Investments, Term Loan B (TSFR3M + 4.75%)	8.94%	08/13/2031		5,799	5,805,865
					92,642,259
Lodging & Casinos–0.34%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (TSFR1M + 5.61%)	9.98%	03/11/2030		820	822,859
Term Loan (1 mo. Term SOFR + 1.50%)	5.98%	03/11/2030		744	738,954
Hilton Grand Vacations Borrower LLC, Term Loan (TSFR1M + 3.00%)	6.32%	08/02/2028		97	96,707
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–(continued)
Motel One (One Hotels GmbH) (Germany), Term Loan B(e)	–	05/03/2032	EUR	911	$1,077,222
Tortuga Resorts Ghd LLC, Term Loan(e)(f)	–	08/13/2032		$4,039	4,046,959
Travel + Leisure Co., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/14/2029		1,145	1,148,499
					7,931,200
Nonferrous Metals & Minerals–0.82%
AZZ, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.07%	05/14/2029		1,862	1,869,373
Covia Holdings Corp., Term Loan (3 mo. SOFR + 2.75%)	6.71%	02/26/2032		7,576	7,622,112
Form Technologies LLC, Term Loan (TSFR1M + 5.75%)(f)	10.08%	05/30/2030		3,732	3,405,552
SCIH Salt Holdings, Inc. (Kissner Group), First Lien Incremental Term Loan B-1 (TSFR3M + 4.00%)	7.20%	01/31/2029		6,397	6,418,044
					19,315,081
Oil & Gas–2.05%
ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 2.48%)	6.80%	10/11/2030		3,146	3,149,425
McDermott International Ltd.
LOC(d)	0.00%	06/30/2027		4,210	3,557,753
LOC (3 mo. Term SOFR + 4.00%)	8.85%	06/30/2027		2,095	1,539,466
PIK Term Loan, 3.00% PIK Rate, 5.43% Cash Rate(k)	3.00%	12/31/2027		1,930	1,056,707
Term Loan (TSFR1M + 3.00%)	7.43%	06/30/2027		550	406,055
Rockpoint Gas Storage Partners L.P. (Canada), Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	09/18/2031		6,754	6,781,795
Rockwood Service Corp., Term Loan B (TSFR1M + 2.75%)	7.07%	07/30/2031		2,014	2,020,727
Stakeholder Midstream, Term Loan(e)(f)	–	11/20/2030		4,146	4,135,816
Third Coast Super Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	09/25/2030		14,704	14,786,928
TransMontaigne Partners LLC, Term Loan B (TSFR1M + 3.50%)	6.82%	11/17/2028		8,862	8,886,586
WhiteWater Matterhorn, Term Loan B (3 mo. Term SOFR + 2.25%)	6.57%	06/16/2032		1,837	1,840,639
					48,161,897
Publishing–1.99%
Cengage Learning, Inc., Term Loan B (TSFR1M + 3.50%)	7.82%	03/22/2031		15,846	15,892,603
Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.00%)	7.30%	10/30/2030		3,012	3,018,231
Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.85%	06/17/2032		3,483	3,484,575
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (TSFR1M + 5.25%)	9.67%	04/09/2029		10,555	9,951,552
Second Lien Term Loan B (TSFR1M + 8.00%)	12.82%	04/08/2030		8,460	7,732,495
McGraw-Hill Education, Inc., Term Loan B (TSFR1M + 3.25%)	7.57%	08/06/2031		6,710	6,742,660
					46,822,116
Radio & Television–0.12%
iHeartCommunications, Inc., Term Loan (1 mo. Term SOFR + 5.78%)	10.21%	05/01/2029		2,835	2,394,883
Nexstar Broadcasting, Inc., Term Loan B (1 mo. Term SOFR + 2.61%)	6.97%	06/02/2028		527	525,365
					2,920,248
Retailers (except Food & Drug)–1.37%
Action Holding B.V. (Peer Holdings) (Netherlands)
Term Loan B (3 mo. Term SOFR + 2.50%)	6.80%	07/01/2031		5,110	5,126,991
Term Loan B-4 (3 mo. Term SOFR + 2.50%)	6.80%	10/28/2030		6,928	6,948,011
Bass Pro Group LLC, Term Loan B (TSFR1M + 3.25%)	7.57%	01/31/2032		4,988	5,008,042
CNT Holdings I Corp. (1-800 Contacts), Term Loan B (TSFR3M + 2.50%)	6.56%	11/08/2032		5,271	5,275,255
PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	8.36%	08/06/2032		2,430	2,410,024
Savers, Inc., Term Loan (TSFR1M + 5.50%)	8.05%	04/26/2028		7,365	7,385,762
					32,154,085
Surface Transport–1.54%
Beacon Mobility Corp. ()
Delayed Draw Term Loan(d)	0.00%	08/06/2030		268	269,090
Delayed Draw Term Loan (3 mo. Term SOFR + 3.25%)	7.48%	08/06/2030		419	420,885
Term Loan B (3 mo. Term SOFR + 3.25%)	7.50%	06/17/2030		5,009	5,036,829
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Surface Transport–(continued)
First Student Bidco Inc.
Term Loan B (3 mo. Term SOFR + 2.50%)	6.71%	08/21/2030		$16,029	$16,062,851
Term Loan C (3 mo. Term SOFR + 2.50%)	6.71%	08/21/2030		597	598,422
Hurtigruten Group AS (Explorer II AS) (Norway)
Term Loan A (EUR001M + 7.50%) (Acquired 02/06/2025-02/18/2025; Cost $2,802,713)(g)	9.58%	01/30/2030	EUR	2,752	3,286,140
Term Loan B (EUR001M + 8.00%) (Acquired 02/06/2025-08/12/2025; Cost $1,071,533)(g)	10.08%	07/30/2030	EUR	1,025	1,083,806
Patriot Rail Co. LLC, Term Loan B (TSFR3M + 3.00%)	7.31%	03/01/2032		1,724	1,734,319
STG Distribution LLC, PIK Term Loan, 7.25% PIK Rate, 5.45% Cash Rate (Acquired 10/03/2024-08/07/2025; Cost $3,362,458)(f)(g)(k)	7.25%	10/03/2029		3,528	3,210,166
Student Transportation of America Holdings, Inc.
Delayed Draw Term Loan(d)	0.00%	06/24/2032		198	199,509
Delayed Draw Term Loan (3 mo. SOFR + 3.25%)	1.63%	06/24/2032		93	93,886
Term Loan B (3 mo. Term SOFR + 3.25%)	7.57%	06/10/2032		4,086	4,107,528
					36,103,431
Telecommunications–3.66%
2Degrees Group Ltd. (New Zealand), Term Loan (TSFR3M + 3.25%)	7.44%	05/11/2029		7,356	7,392,604
Avaya, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	11.86%	08/01/2028		8,433	7,146,685
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.82%	01/30/2031		10,078	10,175,283
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (3 mo. Term SOFR + 3.26%)	7.56%	11/12/2027		9,488	9,426,647
Genesys Cloud Services Holdings I LLC, Term Loan B (TSFR1M + 2.50%)	6.82%	01/26/2032		1,541	1,543,860
Inmarsat Finance PLC (United Kingdom), Term Loan (TSFR1M + 4.50%)	8.82%	09/27/2029		6,136	6,069,716
Level 3 Financing, Inc., Term Loan B (TSFR1M + 4.25%)	8.57%	03/30/2032		14,329	14,431,009
Lumen Technologies, Inc.
Term Loan B-1 (TSFR1M + 2.35%)	6.78%	04/15/2029		2	2,453
Term Loan B-2 (TSFR1M + 2.35%)	6.78%	04/15/2030		645	642,188
MLN US HoldCo LLC (dba Mitel)
Term Loan B (1 mo. Term SOFR + 4.00%) (Acquired 06/25/2025-08/21/2025; Cost $4,394,555)(g)	2.50%	05/08/2028		4,477	4,284,783
Term Loan B (1 mo. Term SOFR + 2.00%) (Acquired 06/20/2025-08/21/2025; Cost $14,692,219)(g)	6.00%	06/01/2030		17,001	14,110,488
Windstream Services LLC, Term Loan B (TSFR1M + 4.75%)(f)	9.17%	09/25/2031		8,917	8,950,880
Zayo Group Holdings, Inc., Term Loan (TSFR1M + 3.00%) (Acquired 08/15/2025-08/20/2025; Cost $1,746,180)(g)	7.43%	03/09/2027		1,791	1,737,586
					85,914,182
Utilities–2.75%
Alpha Generation LLC, Term Loan B (TSFR1M + 2.50%)	6.32%	09/30/2031		6,821	6,819,166
Astoria Energy LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	7.04%	06/16/2032		2,297	2,307,822
Brookfield WEC Holdings, Inc., First Lien Term Loan (TSFR1M + 2.25%)	6.60%	01/27/2031		8,321	8,330,501
Cornerstone Generation LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.48%	10/28/2031		8,326	8,392,996
Covanta Holding Corp.
Incremental Term Loan B (1 mo. Term SOFR + 2.25%)	6.59%	11/30/2028		2,895	2,901,661
Incremental Term Loan C (1 mo. Term SOFR + 2.25%)	6.59%	11/30/2028		159	159,757
Eastern Power LLC, Term Loan (TSFR1M + 5.25%)	9.57%	04/03/2028		4,404	4,433,122
Edgewater Generation, Term Loan B (TSFR1M + 3.00%)	7.32%	08/01/2030		3,703	3,720,527
Hamilton Projects Acquiror, LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	05/30/2031		2,553	2,566,185
Lackawanna Energy Center LLC, Term Loan (1 mo. Term SOFR + 3.00%)	7.35%	07/23/2032		4,553	4,583,375
Lightning Power LLC, Term Loan B (TSFR3M + 2.25%)	6.55%	08/16/2031		11,502	11,521,338
Talen Energy Supply LLC
Incremental Term Loan (TSFR3M + 2.50%)	6.73%	12/13/2031		1,819	1,827,351
Term Loan B (TSFR3M + 2.50%)	6.73%	05/17/2030		6,984	7,014,058
					64,577,859
Total Variable Rate Senior Loan Interests (Cost $2,087,388,976)					2,020,415,282
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
U.S. Dollar Denominated Bonds & Notes–5.78%
Aerospace & Defense–0.16%
Rand Parent LLC (l)	8.50%	02/15/2030	$3,580	$3,713,341
Building & Development–0.44%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (l)	5.75%	05/15/2026	549	548,976
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(l)	4.50%	04/01/2027	5,937	5,838,921
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC(l)	6.75%	04/01/2032	805	830,348
QXO Building Products, Inc.(l)	6.75%	04/30/2032	1,789	1,852,160
Signal Parent, Inc. (Acquired 09/11/2023-09/27/2023; Cost $2,513,284)(g)(l)	6.13%	04/01/2029	3,431	1,252,315
				10,322,720
Business Equipment & Services–1.06%
Acuris Finance US, Inc./Acuris Finance S.a.r.l. (l)	9.00%	08/01/2029	9,112	9,393,333
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)(l)	6.88%	06/15/2030	848	873,972
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)(l)	7.88%	02/15/2031	5,976	6,284,690
Boost Newco Borrower LLC(l)	7.50%	01/15/2031	7,243	7,688,901
Cloud Software Group, Inc.(l)	8.25%	06/30/2032	256	273,891
Cloud Software Group, Inc.(l)	6.63%	08/15/2033	468	474,869
				24,989,656
Cable & Satellite Television–1.10%
Altice Financing S.A. (Altice-Int’l) (Luxembourg) (l)	5.75%	08/15/2029	2,188	1,736,506
Altice Financing S.A. (Altice-Int’l) (Luxembourg)(l)	5.00%	01/15/2028	11,665	9,536,838
Altice France S.A. (France)(l)	5.50%	01/15/2028	4,994	4,419,690
Altice France S.A. (France)(l)	5.50%	10/15/2029	4,322	3,709,529
Virgin Media Secured Finance PLC (United Kingdom)(l)	4.50%	08/15/2030	6,819	6,405,892
				25,808,455
Chemicals & Plastics–0.63%
SK Invictus Intermediate II S.a.r.l. (l)	5.00%	10/30/2029	7,476	7,331,676
W. R. Grace Holdings LLC(l)	6.63%	08/15/2032	1,789	1,785,359
Windsor Holdings III LLC(l)	8.50%	06/15/2030	5,420	5,766,490
				14,883,525
Containers & Glass Products–0.01%
Flex Acquisition Co., Inc. (l)	6.75%	04/15/2032	222	228,249
Electronics & Electrical–0.04%
Diebold Nixdorf, Inc. (l)	7.75%	03/31/2030	894	948,072
Food Products–0.42%
Froneri Lux Finco S.a.r.l. (United Kingdom) (l)	6.00%	08/01/2032	1,635	1,645,302
Viking Baked Goods Acquisition Corp.(l)	8.63%	11/01/2031	8,240	8,181,330
				9,826,632
Health Care–0.45%
Global Medical Response, Inc. (k)(l)	0.75%	10/31/2028	2,884	2,892,431
Opal Bidco SAS (France) (Acquired 03/31/2025; Cost $1,659,000)(g)(l)	6.50%	03/31/2032	1,659	1,689,275
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(l)	6.75%	05/15/2034	4,537	4,300,937
Raven Acquisition Holdings LLC(l)	6.88%	11/15/2031	1,679	1,714,620
				10,597,263
Industrial Equipment–0.48%
Chart Industries, Inc. (l)	7.50%	01/01/2030	5,405	5,671,677
EMRLD Borrower L.P./Emerald Co-Issuer, Inc.(l)	6.63%	12/15/2030	5,423	5,576,341
				11,248,018
Insurance–0.61%
Acrisure LLC (l)	6.75%	07/01/2032	243	249,508
Acrisure LLC(l)	7.50%	11/06/2030	803	832,717
Alliant Holdings Intermediate LLC(l)	6.50%	10/01/2031	2,988	3,058,146
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Insurance–(continued)
Alliant Holdings Intermediate LLC(l)	7.00%	01/15/2031	$3,278	$3,392,933
HUB International Ltd.(l)	7.25%	06/15/2030	1,606	1,680,886
Panther Escrow Issuer LLC(l)	7.13%	06/01/2031	4,874	5,061,235
				14,275,425
Lodging & Casinos–0.03%
Travel + Leisure Co. (l)	6.13%	09/01/2033	804	807,492
Publishing–0.03%
McGraw-Hill Education, Inc. (l)	7.38%	09/01/2031	585	614,644
Retailers (except Food & Drug)–0.25%
Evergreen Acqco 1 L.P./TVI, Inc. (l)	9.75%	04/26/2028	2,394	2,496,669
PetSmart LLC/PetSmart Finance Corp.(l)	7.50%	09/15/2032	3,493	3,465,476
				5,962,145
Surface Transport–0.07%
Beacon Mobility Corp. (l)	7.25%	08/01/2030	1,463	1,517,448
Total U.S. Dollar Denominated Bonds & Notes (Cost $136,031,367)				135,743,085
			Shares
Common Stocks & Other Equity Interests–5.03%
Aerospace & Defense–0.03%
Black Diamond Therapeutics, Inc.(f)			838,949	453,032
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $145,528)(f)(g)			134	0
IAP Worldwide Services, Inc., Class A(f)			134,338	134,338
				587,370
Automotive–0.02%
Cabonline, Class D (Acquired 10/30/2023; Cost $280,511) (Sweden)(f)(g)			312,441,524	445,661
Cabonline, Class D1 (Acquired 10/30/2023; Cost $10) (Sweden)(f)(g)			10,996,102	1,168
Cabonline, Class D2 (Acquired 10/31/2023; Cost $8) (Sweden)(f)(g)			9,384,746	501
Dayco Products LLC (Acquired 06/16/2006-05/29/2008; Cost $104,068)(f)(g)			3,261	0
Dayco Products LLC (Acquired 06/16/2006-02/18/2014; Cost $1,275,974)(f)(g)			3,266	0
				447,330
Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(f)(g)			518	0
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 06/30/2010; Cost $3,408,940)(f)(g)			4	0
				0
Business Equipment & Services–1.76%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $8,220,186)(f)(g)			408,355	19,164,100
My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $5,987,242)(f)(g)(m)			68,686	22,251,579
				41,415,679
Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv), Class A, PIK Term Loan, 6.90% PIK Rate, 4.68% Cash Rate (Acquired 09/19/2023; Cost $0) (Germany)(f)(g)			35,089	0
Containers & Glass Products–0.26%
Libbey Glass LLC (Acquired 11/13/2020-08/27/2025; Cost $2,244,131)(f)(g)			478,651	6,083,654
Food Service–0.43%
Selecta Group B.V., Class A1 (Switzerland)(f)(l)			68,203	7,979,068
Selecta Group B.V., Class A2 (Switzerland)(f)(l)			18,133	2,121,380
				10,100,448
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14
Invesco Floating Rate ESG Fund

			Shares		Value
Forest Products–0.56%
NewLife Forest Restoration LLC(f)(m)				153,362	$13,225,927
Home Furnishings–0.15%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $56,360)(g)				363,612	3,563,398
Industrial Equipment–0.00%
North American Lifting Holdings, Inc.				7,347	6,612
Leisure Goods, Activities & Movies–0.67%
Crown Finance US, Inc.				591,175	13,322,721
Hurtigruten Group AS (Acquired 02/12/2025; Cost $1,298,893) (Norway)(g)				83,231	2,256,278
Hurtigruten Norway (Acquired 02/12/2025; Cost $0) (Norway)(f)(g)				16,764	186,930
Vue Entertainment International Ltd., Class A4 (United Kingdom)(f)				2,633,368	3
Vue International Bidco PLC, Class A1 (Acquired 12/18/2019-08/24/2021; Cost $3,741,300) (United Kingdom)(f)(g)				13,028	0
Vue International Bidco PLC, Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom)(f)(g)				6,631,073	8
Vue International Bidco PLC, Class A3 (Acquired 02/20/2024; Cost $0) (United Kingdom)(f)(g)				3,777,382	5
					15,765,945
Lodging & Casinos–0.21%
Aimbridge Acquisition Co., Inc.(e)(f)				67,574	4,426,097
Caesars Entertainment, Inc.(n)				19,983	534,945
					4,961,042
Oil & Gas–0.12%
McDermott International Ltd.(n)				189,415	1,988,857
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $4,259,838)(f)(g)				261,209	13,060
Talos Energy, Inc.(n)				91,228	901,333
					2,903,250
Radio & Television–0.03%
iHeartMedia, Inc., Class A(n)				306,089	651,970
iHeartMedia, Inc., Class B(f)(n)				29	43
					652,013
Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc.				692	45
Vivarte S.A.S.U., Pfd. (France)(f)				241,195	0
					45
Surface Transport–0.14%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $1,212,169)(f)(g)				14,574	1,515,113
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 08/18/2023-08/20/2025; Cost $199,292)(f)(g)				336,833	210,521
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,274,332)(f)(g)				15,321	1,592,771
					3,318,405
Telecommunications–0.65%
Avaya Holdings Corp. (Acquired 05/01/2023; Cost $4,396,125)(g)				293,075	2,344,600
Avaya, Inc. (Acquired 05/01/2023; Cost $797,295)(g)				53,153	425,224
MLN US HoldCo LLC (dba Mitel) (Acquired 06/20/2025; Cost $7,730,758)(f)(g)(m)				2,142,428	12,361,809
					15,131,633
Total Common Stocks & Other Equity Interests (Cost $128,730,998)					118,162,751
	Interest Rate	Maturity Date	Principal Amount (000)
Non-U.S. Dollar Denominated Bonds & Notes–2.20%(o)
Air Transport–0.22%
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.25%)(p)	6.28%	02/24/2031	EUR	815	975,365
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)		Value
Air Transport–(continued)
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.75%)(p)	6.75%	04/22/2030	EUR	3,500	$4,178,493
					5,153,858
Automotive–0.23%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $820,337)(g)(l)	10.00%	03/19/2028	SEK	9,385	954,389
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $1,706,620)(g)(l)	12.00%	03/19/2028	SEK	18,769	1,908,779
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $3,855,248)(g)(i)(l)	0.00%	04/19/2029	SEK	36,287	1,706,141
Conceria Pasubio S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(l)(p)	6.48%	09/30/2028	EUR	917	909,325
					5,478,634
Electronics & Electrical–0.01%
Cerved Group S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(l)(p)	7.23%	02/15/2029	EUR	221	242,451
Financial Intermediaries–1.13%
AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%) (Acquired 01/31/2018-11/24/2021; Cost $8,242,138)(f)(g)(l)(p)	9.52%	07/15/2030	EUR	7,201	4,338,591
AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%) (Acquired 10/14/2024; Cost $605,407)(f)(g)(l)(p)	9.52%	07/15/2030	EUR	1,000	602,498
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 7.45%)(l)(p)	9.46%	05/01/2029	EUR	1,444	1,250,553
Garfunkelux Holdco 3 S.A. (Luxembourg)(l)	9.50%	11/01/2028	EUR	1,733	1,505,564
Garfunkelux Holdco 3 S.A. (Luxembourg)(l)	9.00%	09/01/2028	EUR	3,318	3,991,785
Garfunkelux Holdco 4 S.A. (Luxembourg)(k)(l)	10.50%	05/01/2030	EUR	245	51,920
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(l)(p)	7.48%	12/15/2029	EUR	9,750	11,419,491
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(l)(p)	7.48%	12/15/2029	EUR	2,888	3,382,512
					26,542,914
Food Service–0.28%
Seagull Bidco Ltd. (Switzerland)(f)(l)	15.00%	10/01/2030	EUR	5,660	6,621,650
Industrial Equipment–0.06%
Summer (BC) Holdco B S.a.r.l. (Luxembourg) (3 mo. EURIBOR + 4.25%)(l)(p)	6.29%	02/15/2030	EUR	1,285	1,498,856
Leisure Goods, Activities & Movies–0.01%
HX Hold Co. Ltd. (Norway) (Acquired 02/06/2025-02/20/2025; Cost $283,607)(g)	7.00%	02/12/2030	EUR	286	292,264
Surface Transport–0.26%
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	4,906	5,087,246
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	846	877,255
					5,964,501
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $55,019,162)					51,795,128
			Shares
Preferred Stocks–0.52%
Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-08/23/2019; Cost $566,509)(f)(g)				577,315	3,406
Surface Transport–0.52%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $1,586,876)(f)(g)				68,517	7,123,028
Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $1,114,451)(f)(g)				48,119	5,002,451
					12,125,479
Total Preferred Stocks (Cost $3,267,836)					12,128,885

Money Market Funds–1.83%
Invesco Government & Agency Portfolio,Institutional Class, 4.21%(m)(q)				15,009,482	15,009,482
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16
Invesco Floating Rate ESG Fund

	Shares	Value

Invesco Treasury Portfolio,Institutional Class, 4.17%(m)(q)	27,875,292	$27,875,292
Total Money Market Funds (Cost $42,884,774)		42,884,774
TOTAL INVESTMENTS IN SECURITIES–101.39% (Cost $2,453,323,113)		2,381,129,905
OTHER ASSETS LESS LIABILITIES–(1.39)%		(32,726,087)
NET ASSETS–100.00%		$2,348,403,818
Investment Abbreviations:
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Consolidated Schedule of Investments:
(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	This variable rate interest will settle after August 31, 2025, at which time the interest rate will be determined.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at August 31, 2025 was $254,592,909, which represented 10.84% of the Fund’s Net Assets.
(h)	Acquired as part of a bankruptcy restructuring.
(i)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2025 was $2,173,239, which represented less than 1% of the Fund’s Net Assets.

(j)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(k)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(l)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2025 was $192,192,539, which represented 8.18% of the Fund’s Net Assets.

(m)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$15,885,119	$286,714,942	$(287,590,579)	$-	$-	$15,009,482	$775,879
Invesco Treasury Portfolio, Institutional Class	29,505,352	532,470,606	(534,100,666)	-	-	27,875,292	1,445,570
Investments in Other Affiliates:
MLN US HoldCo LLC (dba Mitel)	-	7,730,758	-	4,631,051	-	12,361,809	-
My Alarm Center LLC, Class A	16,204,447	-	-	6,047,132	-	22,251,579	-
NewLife Forest Restoration LLC	18,458,510	2,504,155	-	(7,736,738)	-	13,225,927	-
Total	$80,053,428	$829,420,461	$(821,691,245)	$2,941,445	$-	$90,724,089	$2,221,449

(n)	Non-income producing security.
(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2025.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
The aggregate value of securities considered illiquid at August 31, 2025 was $272,291,857 which represented 11.59% of the Fund’s Net Assets.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
17
Invesco Floating Rate ESG Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/29/2025	Barclays Capital	USD	100,607	NOK	1,029,983	$1,873
09/29/2025	BNP Paribas S.A.	EUR	56,350,161	USD	66,577,349	542,984
09/29/2025	BNP Paribas S.A.	USD	2,233,770	NOK	22,453,644	292
09/29/2025	BNP Paribas S.A.	USD	5,518,695	SEK	52,298,213	16,180
10/31/2025	BNP Paribas S.A.	EUR	53,919,354	USD	63,484,065	170,137
10/31/2025	BNP Paribas S.A.	GBP	2,860,732	USD	3,871,221	2,994
09/29/2025	Canadian Imperial Bank of Commerce	GBP	2,836,352	USD	3,837,516	2,941
09/29/2025	Citibank N.A.	GBP	2,794,019	USD	3,779,296	1,952
09/29/2025	Morgan Stanley	GBP	115,473	USD	156,386	274
09/29/2025	Morgan Stanley	USD	4,656,613	EUR	4,000,000	30,818
10/31/2025	Morgan Stanley	EUR	53,919,354	USD	63,503,514	189,585
09/29/2025	Royal Bank of Canada	EUR	57,203,951	USD	67,627,426	592,541
10/31/2025	Royal Bank of Canada	EUR	53,919,354	USD	63,563,640	249,711
10/31/2025	Royal Bank of Canada	GBP	2,860,732	USD	3,871,703	3,476
09/29/2025	State Street Bank & Trust Co.	GBP	2,836,352	USD	3,836,081	1,505
09/29/2025	Toronto Dominion Bank	EUR	57,203,951	USD	67,590,861	555,976
10/31/2025	Toronto Dominion Bank	GBP	2,860,732	USD	3,873,235	5,008
09/29/2025	UBS	USD	2,338,258	EUR	2,000,000	5,457
Subtotal—Appreciation						2,373,704
Currency Risk
09/29/2025	BNP Paribas S.A.	NOK	23,483,627	USD	2,323,658	(12,884)
09/29/2025	BNP Paribas S.A.	SEK	51,211,284	USD	5,403,633	(16,209)
09/29/2025	BNP Paribas S.A.	USD	63,358,417	EUR	53,919,354	(172,612)
09/29/2025	BNP Paribas S.A.	USD	3,870,538	GBP	2,860,732	(3,003)
10/31/2025	BNP Paribas S.A.	NOK	22,453,644	USD	2,234,075	(393)
10/31/2025	BNP Paribas S.A.	SEK	52,298,213	USD	5,529,946	(16,491)
09/29/2025	JP Morgan Chase Bank	USD	6,497,878	EUR	5,500,000	(52,661)
09/29/2025	Morgan Stanley	EUR	2,500,000	USD	2,866,919	(62,725)
09/29/2025	Morgan Stanley	SEK	523,844	USD	55,036	(403)
09/29/2025	Morgan Stanley	USD	63,378,620	EUR	53,919,354	(192,815)
09/29/2025	Royal Bank of Canada	USD	63,438,116	EUR	53,919,354	(252,310)
09/29/2025	Royal Bank of Canada	USD	3,870,997	GBP	2,860,732	(3,461)
09/29/2025	State Street Bank & Trust Co.	SEK	563,085	USD	58,837	(756)
09/29/2025	Toronto Dominion Bank	USD	3,872,567	GBP	2,860,732	(5,031)
Subtotal—Depreciation						(791,754)
Total Forward Foreign Currency Contracts						$1,581,950

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– U.S. Dollar
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
18
Invesco Floating Rate ESG Fund

Consolidated Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $2,369,840,383)	$2,290,405,816
Investments in affiliates, at value (Cost $83,482,730)	90,724,089
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,373,704
Cash	25,380,746
Foreign currencies, at value (Cost $6,666,743)	6,667,638
Receivable for:
Investments sold	61,302,864
Fund shares sold	939,429
Dividends	180,392
Interest	19,270,340
Investments matured, at value (Cost $1,488,308)	1,312,223
Investment for trustee deferred compensation and retirement plans	173,453
Other assets	525,477
Total assets	2,499,256,171
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	791,754
Payable for:
Investments purchased	107,749,237
Dividends	5,133,641
Fund shares reacquired	2,798,241
Accrued fees to affiliates	760,966
Accrued interest expense	126,162
Accrued trustees’ and officers’ fees and benefits	6,414
Accrued other operating expenses	303,560
Trustee deferred compensation and retirement plans	182,603
Unfunded loan commitments	32,999,775
Total liabilities	150,852,353
Net assets applicable to shares outstanding	$2,348,403,818
Net assets consist of:
Shares of beneficial interest	$2,976,334,275
Distributable earnings (loss)	(627,930,457)
$2,348,403,818
Net Assets:
Class A	$716,768,775
Class C	$56,519,577
Class R	$13,040,123
Class Y	$1,053,376,197
Class R5	$4,818,388
Class R6	$503,880,758
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	108,923,891
Class C	8,626,132
Class R	1,976,245
Class Y	160,280,700
Class R5	732,109
Class R6	76,738,642
Class A:
Net asset value per share	$6.58
Maximum offering price per share (Net asset value of $6.58 ÷ 97.50%)	$6.75
Class C:
Net asset value and offering price per share	$6.55
Class R:
Net asset value and offering price per share	$6.60
Class Y:
Net asset value and offering price per share	$6.57
Class R5:
Net asset value and offering price per share	$6.58
Class R6:
Net asset value and offering price per share	$6.57
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
19
Invesco Floating Rate ESG Fund

Consolidated Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$223,367,117
Dividends	391,728
Dividends from affiliated money market funds	2,221,449
Total investment income	225,980,294
Expenses:
Advisory fees	15,069,771
Administrative services fees	352,730
Custodian fees	233,774
Distribution fees:
Class A	1,842,501
Class C	479,444
Class R	52,842
Interest, facilities and maintenance fees	1,363,182
Transfer agent fees — A, C, R & Y	2,132,494
Transfer agent fees — R5	5,338
Transfer agent fees — R6	152,255
Trustees’ and officers’ fees and benefits	43,250
Registration and filing fees	176,019
Reports to shareholders	129,649
Professional services fees	1,734,869
Other	31,365
Total expenses	23,799,483
Less: Fees waived and/or expense offset arrangement(s)	(70,448)
Net expenses	23,729,035
Net investment income	202,251,259
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(117,773,455)
Foreign currencies	1,381,583
Forward foreign currency contracts	(15,850,103)
(132,241,975)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	73,553,859
Affiliated investment securities	2,941,445
Foreign currencies	(33,302)
Forward foreign currency contracts	5,921,677
82,383,679
Net realized and unrealized gain (loss)	(49,858,296)
Net increase in net assets resulting from operations	$152,392,963
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
20
Invesco Floating Rate ESG Fund

Consolidated Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$202,251,259	$251,184,870
Net realized gain (loss)	(132,241,975)	(16,825,071)
Change in net unrealized appreciation (depreciation)	82,383,679	(15,030,064)
Net increase in net assets resulting from operations	152,392,963	219,329,735
Distributions to shareholders from distributable earnings:
Class A	(57,545,888)	(64,753,252)
Class C	(4,705,533)	(6,553,394)
Class R	(791,018)	(721,090)
Class Y	(91,643,932)	(123,456,965)
Class R5	(435,857)	(537,076)
Class R6	(41,789,691)	(51,999,886)
Total distributions from distributable earnings	(196,911,919)	(248,021,663)
Return of capital:
Class A	(4,576,620)	(2,630,307)
Class C	(374,231)	(266,202)
Class R	(62,910)	(29,291)
Class Y	(7,288,434)	(5,014,879)
Class R5	(34,664)	(21,816)
Class R6	(3,323,531)	(2,112,259)
Total return of capital	(15,660,390)	(10,074,754)
Total distributions	(212,572,309)	(258,096,417)
Share transactions–net:
Class A	(43,376,195)	119,395,433
Class C	(16,472,660)	(5,628,929)
Class R	4,713,313	432,286
Class Y	(155,774,392)	(234,950,304)
Class R5	(986,660)	1,184,349
Class R6	(44,172,483)	15,955,935
Net increase (decrease) in net assets resulting from share transactions	(256,069,077)	(103,611,230)
Net increase (decrease) in net assets	(316,248,423)	(142,377,912)
Net assets:
Beginning of year	2,664,652,241	2,807,030,153
End of year	$2,348,403,818	$2,664,652,241
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
21
Invesco Floating Rate ESG Fund

Consolidated Statement of Cash Flows
For the year ended August 31, 2025
Cash provided by operating activities:
Net increase in net assets resulting from operations	$152,392,963
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,252,999,541)
Proceeds from sales of investments	1,614,618,824
Purchases of short-term investments, net	(69,790,616)
Amortization (accretion) of premiums and discounts, net	(15,289,208)
Net realized loss from investment securities	117,773,455
Net change in unrealized appreciation on investment securities	(76,495,304)
Net change in unrealized appreciation on forward foreign currency contracts and foreign currency	(5,921,072)
Change in operating assets and liabilities:
Decrease in receivables and other assets	7,149,143
Decrease in accrued expenses and other payables	(26,563,390)
Net cash provided by operating activities	444,875,254
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(55,373,121)
Return of capital	(15,660,390)
Proceeds from shares of beneficial interest sold	757,468,741
Disbursements from shares of beneficial interest reacquired	(1,156,196,848)
Net cash provided by (used in) financing activities	(469,761,618)
Cash impact from foreign exchange fluctuations:
Net change in appreciation (depreciation) on foreign currency	$(605)
Net decrease in cash and cash equivalents	(24,886,969)
Cash and cash equivalents at beginning of period	99,820,127
Cash and cash equivalents at end of period	$74,933,158
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$142,722,313
Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,237,020
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
22
Invesco Floating Rate ESG Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$6.73	$0.53	$(0.12)	$0.41	$(0.52)	$(0.04)	$(0.56)	$6.58	6.33%	$716,769	1.14%(d)	1.14%(d)	1.08%	8.01%	51%
Year ended 08/31/24	6.83	0.61	(0.08)	0.53	(0.61)	(0.02)	(0.63)	6.73	8.03	777,351	1.09 (d)	1.09 (d)	1.04	8.98	46
Year ended 08/31/23	6.95	0.58	(0.05)	0.53	(0.64)	(0.01)	(0.65)	6.83	8.20	668,557	1.10 (d)	1.10 (d)	1.05	8.57	29
Year ended 08/31/22	7.35	0.29	(0.39)	(0.10)	(0.30)	—	(0.30)	6.95	(1.44)	751,871	1.04 (d)	1.05 (d)	1.01	4.13	43
Year ended 08/31/21	6.94	0.25	0.43	0.68	(0.27)	—	(0.27)	7.35	9.89	585,690	1.05 (d)	1.05 (d)	1.00	3.45	76
Class C
Year ended 08/31/25	6.70	0.50	(0.13)	0.37	(0.48)	(0.04)	(0.52)	6.55	5.79	56,520	1.64 (d)	1.64 (d)	1.58	7.51	51
Year ended 08/31/24	6.80	0.57	(0.08)	0.49	(0.57)	(0.02)	(0.59)	6.70	7.49	74,533	1.59 (d)	1.59 (d)	1.54	8.48	46
Year ended 08/31/23	6.92	0.54	(0.04)	0.50	(0.61)	(0.01)	(0.62)	6.80	7.66	81,271	1.60 (d)	1.60 (d)	1.55	8.07	29
Year ended 08/31/22	7.32	0.26	(0.40)	(0.14)	(0.26)	—	(0.26)	6.92	(1.96)	103,807	1.54 (d)	1.55 (d)	1.51	3.63	43
Year ended 08/31/21	6.91	0.21	0.43	0.64	(0.23)	—	(0.23)	7.32	9.37	91,555	1.55 (d)	1.55 (d)	1.50	2.95	76
Class R
Year ended 08/31/25	6.75	0.51	(0.12)	0.39	(0.50)	(0.04)	(0.54)	6.60	6.07	13,040	1.39 (d)	1.39 (d)	1.33	7.76	51
Year ended 08/31/24	6.84	0.59	(0.07)	0.52	(0.59)	(0.02)	(0.61)	6.75	7.93	8,545	1.34 (d)	1.34 (d)	1.29	8.73	46
Year ended 08/31/23	6.98	0.56	(0.06)	0.50	(0.63)	(0.01)	(0.64)	6.84	7.63	8,225	1.35 (d)	1.35 (d)	1.30	8.32	29
Year ended 08/31/22	7.36	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	6.98	(1.40)	8,208	1.29 (d)	1.30 (d)	1.26	3.88	43
Year ended 08/31/21	6.95	0.23	0.43	0.66	(0.25)	—	(0.25)	7.36	9.61	6,076	1.30 (d)	1.30 (d)	1.25	3.20	76
Class Y
Year ended 08/31/25	6.72	0.55	(0.13)	0.42	(0.53)	(0.04)	(0.57)	6.57	6.59	1,053,376	0.89 (d)	0.89 (d)	0.83	8.26	51
Year ended 08/31/24	6.82	0.63	(0.09)	0.54	(0.62)	(0.02)	(0.64)	6.72	8.30	1,237,622	0.84 (d)	0.84 (d)	0.79	9.23	46
Year ended 08/31/23	6.94	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.82	8.46	1,491,738	0.85 (d)	0.85 (d)	0.80	8.82	29
Year ended 08/31/22	7.34	0.31	(0.40)	(0.09)	(0.31)	—	(0.31)	6.94	(1.20)	2,696,320	0.79 (d)	0.80 (d)	0.76	4.38	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.28)	—	(0.28)	7.34	10.18	1,232,463	0.80 (d)	0.80 (d)	0.75	3.70	76
Class R5
Year ended 08/31/25	6.73	0.55	(0.12)	0.43	(0.54)	(0.04)	(0.58)	6.58	6.61	4,818	0.88 (d)	0.88 (d)	0.82	8.27	51
Year ended 08/31/24	6.83	0.63	(0.09)	0.54	(0.62)	(0.02)	(0.64)	6.73	8.31	5,942	0.84 (d)	0.84 (d)	0.79	9.23	46
Year ended 08/31/23	6.95	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.83	8.50	4,846	0.82 (d)	0.82 (d)	0.77	8.85	29
Year ended 08/31/22	7.35	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	6.95	(1.18)	4,762	0.77 (d)	0.78 (d)	0.74	4.40	43
Year ended 08/31/21	6.94	0.27	0.43	0.70	(0.29)	—	(0.29)	7.35	10.23	3,631	0.77 (d)	0.77 (d)	0.72	3.73	76
Class R6
Year ended 08/31/25	6.72	0.55	(0.12)	0.43	(0.54)	(0.04)	(0.58)	6.57	6.67	503,881	0.81 (d)	0.81 (d)	0.75	8.34	51
Year ended 08/31/24	6.81	0.63	(0.07)	0.56	(0.62)	(0.03)	(0.65)	6.72	8.54	560,660	0.77 (d)	0.77 (d)	0.72	9.30	46
Year ended 08/31/23	6.93	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.81	8.57	552,394	0.75 (d)	0.75 (d)	0.70	8.92	29
Year ended 08/31/22	7.33	0.32	(0.40)	(0.08)	(0.32)	—	(0.32)	6.93	(1.13)	548,097	0.70 (d)	0.71 (d)	0.67	4.47	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.29)	—	(0.29)	7.33	10.10	484,494	0.73 (d)	0.73 (d)	0.68	3.77	76

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.06%, 0.05%, 0.05%, 0.03% and 0.05% for the years ended August 31, 2025, 2024, 2023, 2022 and 2021, respectively.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
23
Invesco Floating Rate ESG Fund

Notes to Consolidated Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Floating Rate ESG Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Floating Rate ESG TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed a separate series. The Fund owns all beneficial and economic interests in the Subsidiary and the Subsidiary’s series. The accompanying consolidated financial statements reflect the financial position of the Fund, the Subsidiary and the Subsidiary’s series and the results of operations on a consolidated basis.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
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Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their
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Invesco Floating Rate ESG Fund

duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
L.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
O.
Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
P.
Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.
Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased
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Invesco Floating Rate ESG Fund

with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
R.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that score favorably under the Fund’s ESG scoring methodology may underperform similar issuers that do not score as well or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
By investing through the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments (which risks are generally the same as the Fund’s investment risks). The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiary, and the Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund.  Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders.
Investments through the Subsidiary, which is taxable as a corporation for U.S. federal income tax purposes, may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.650%
Next $4.5 billion	0.600%
Next $5 billion	0.575%
Over $10 billion	0.550%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.61%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. To the extent the Fund invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $60,216.
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The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $112,959 in front-end sales commissions from the sale of Class A shares and $100,414 and $7,595 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP  defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$1,796,306,731	$224,108,551	$2,020,415,282
U.S. Dollar Denominated Bonds & Notes	—	135,743,085	—	135,743,085
Common Stocks & Other Equity Interests	4,077,105	21,918,878	92,166,768	118,162,751
Non-U.S. Dollar Denominated Bonds & Notes	—	40,232,389	11,562,739	51,795,128
Preferred Stocks	—	—	12,128,885	12,128,885
Money Market Funds	42,884,774	—	—	42,884,774
Total Investments in Securities	46,961,879	1,994,201,083	339,966,943	2,381,129,905
Other Investments - Assets*
Investments Matured	—	1,304,088	8,135	1,312,223
Forward Foreign Currency Contracts	—	2,373,704	—	2,373,704
	—	3,677,792	8,135	3,685,927
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(791,754)	—	(791,754)
Total Other Investments	—	2,886,038	8,135	2,894,173
Total Investments	$46,961,879	$1,997,087,121	$339,975,078	$2,384,024,078

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
28
Invesco Floating Rate ESG Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2025:
	Value 08/31/24	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/25
Variable Rate Senior Loan Interests	$204,173,262	$118,984,755	$(73,589,806)	$550,743	$(12,156,715)	$4,525,707	$23,074,960	$(41,454,355)	$224,108,551
Common Stocks & Other Equity Interests	39,758,499	26,949,084	(950,971)	—	(1,584,488)	19,327,480	8,677,544	(10,380)	92,166,768
Preferred Stocks	11,807,104	—	—	—	—	321,781	—	—	12,128,885
Non-U.S. Dollar Denominated Bonds & Notes	130,070	7,030,361	(128,770)	69,124	128,769	88,125	4,245,060	—	11,562,739
Investments Matured	12,426	—	(10,466)	—	—	6,175	—	—	8,135
Total	$255,881,361	$152,964,200	$(74,680,013)	$619,867	$(13,612,434)	$24,269,268	$35,997,564	$(41,464,735)	$339,975,078
*Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Fair Value at 08/31/25	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
Variable Rate Senior Loan Interests	$ 224,108,551	Discounted Cash Flow Model	Discount Rate	7.93% - 19.50%	13.72%
		Third-Party Pricing	Broker Quote	93.50% - 113.92% of Par	101.55% of Par
		Transaction Value	EBITDA Multiple	6.58x	-
Common Stocks & Other Equity Interests	92,166,768	Comparable Companies	EBITDA Multiple	3.63x - 6.00x	5.04x
		Discounted Cash Flow Model	Discount Rate	14.50%	-
			EBITDA Multiple	21.24x	-
Preferred Stocks	12,128,885	Comparable Companies	EBITDA Multiple	8.75x	-
Non-U.S. Dollar Denominated Bonds & Notes	11,562,739	Third-Party Pricing	Broker Quote	100.00% of Par	-
Investments Matured	8,135	Expected Recovery	Anticipated Proceeds	41.00% of Par	-
Total	$ 339,975,078
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$2,373,704
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$2,373,704
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(791,754)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(791,754)
29
Invesco Floating Rate ESG Fund

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Capital	$1,873	$−	$1,873	$—	$—	$1,873
BNP Paribas S.A.	732,587	(221,592)	510,995	—	—	510,995
Canadian Imperial Bank of Commerce	2,941	−	2,941	—	—	2,941
Citibank N.A.	1,952	−	1,952	—	—	1,952
JP Morgan Chase Bank	−	(52,661)	(52,661)	—	—	(52,661)
Morgan Stanley	220,677	(255,943)	(35,266)	—	—	(35,266)
Royal Bank of Canada	845,728	(255,771)	589,957	—	—	589,957
State Street Bank & Trust Co.	1,505	(756)	749	—	—	749
Toronto Dominion Bank	560,984	(5,031)	555,953	—	—	555,953
UBS	5,457	−	5,457	—	—	5,457
Total	$2,373,704	$(791,754)	$1,581,950	$—	$—	$1,581,950
Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(15,850,103)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	5,921,677
Total	$(9,928,426)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$739,353,472

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,232.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances and Borrowings
Effective February 14, 2025, the Fund has entered into a credit agreement, which enables the Fund to participate with another Invesco Fund in a committed secured borrowing facility that permits borrowings up to $900 million, collectively by certain Invesco Funds, and which will expire on February 13, 2026. Prior to February 14, 2025, the credit agreement permitted borrowings up to $1,027,500,000. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2025, the Fund did not borrow under this agreement.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
30
Invesco Floating Rate ESG Fund

NOTE 8—Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2025. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.
Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Azuria Water Solutions, Inc.	Delayed Draw Term Loan	$189,078	$2,402
Beacon Mobility Corp.	Delayed Draw Term Loan	266,065	3,025
Citrin Cooperman Advisors, LLC	Delayed Draw Term Loan	230,949	1,313
Eisner Advisory Group LLC	Delayed Draw Term Loan	4,136,680	46,618
Flex Acquisition Co., Inc.	Delayed Draw Term Loan	141,699	19
GC Ferry Acquisition I, Inc.	Term Loan B	1,160,000	(10,380)
Groundworks LLC	Delayed Draw Term Loan	840,540	3,780
Hasa Intermediate Holdings LLC	Incremental Delayed Draw Term Loan	323,067	676
Hasa Intermediate Holdings LLC	Revolver Loan	1,336,200	14,340
Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	6,401,753	(154,231)
MB2 Dental Solutions LLC	Delayed Draw Term Loan	919,852	9,199
MB2 Dental Solutions LLC	Revolver Loan	204,007	1,674
McDermott International Ltd.	LOC	4,210,359	(652,606)
Parques Reunidos (Piolin Bidco S.A.U.)	Revolver Loan	3,944,496	(114,808)
R1 RCM, Inc.	Delayed Draw Term Loan B	150,967	1,250
Selecta Group B.V.	Term Loan	3,385,394	65,327
Student Transportation of America Holdings, Inc.	Delayed Draw Term Loan	197,517	1,992
Tank Holding Corp.	Revolver Loan	1,684,979	(118,400)
US Fitness LLC	Delayed Draw Term Loan	904,894	17,752
US Fitness LLC	Revolver Loan	1,757,196	(7,660)
USALCO LLC	Delayed Draw Term Loan	378,902	(178)
V Global Holdings LLC	Revolver Loan	235,181	(10,876)
		$32,999,775	$(899,772)
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$196,911,919	$248,021,663
Return of capital	15,660,390	10,074,754
Total distributions	$212,572,309	$258,096,417

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Net unrealized appreciation (depreciation) — investments	$(75,048,229)
Net unrealized appreciation (depreciation) — foreign currencies	(466,804)
Temporary book/tax differences	(108,691)
Capital loss carryforward	(552,306,733)
Shares of beneficial interest	2,976,334,275
Total net assets	$2,348,403,818
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
For the year ended August 31, 2025, the Subsidiary did not incur any current or deferred federal income tax expense.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
31
Invesco Floating Rate ESG Fund

The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$109,867,321	$442,439,412	$552,306,733
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $1,258,512,225 and $1,609,000,696, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$86,806,720
Aggregate unrealized (depreciation) of investments	(161,854,949)
Net unrealized appreciation (depreciation) of investments	$(75,048,229)
Cost of investments for tax purposes is $2,459,072,307.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on August 31, 2025, undistributed net investment income was increased by $3,926,933, undistributed net realized gain (loss) was increased by $13,251,853 and shares of beneficial interest was decreased by $17,178,786. This reclassification had no effect on the net assets of the Fund.
NOTE 12—Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended August 31, 2025, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.
Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,210,358	$3,852,478
Morgan Stanley	6,800,779	8,827,776
NOTE 13—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	28,159,307	$186,845,551	39,038,491	$265,297,043
Class C	1,418,083	9,363,741	2,858,957	19,335,031
Class R	902,763	5,995,334	276,855	1,886,032
Class Y	65,158,002	432,300,138	68,844,788	466,948,520
Class R5	204,373	1,345,176	562,326	3,828,693
Class R6	18,156,324	120,249,119	27,742,873	188,247,400
Issued as reinvestment of dividends:
Class A	7,266,931	48,202,413	7,699,619	52,236,350
Class C	510,084	3,370,747	678,993	4,587,348
Class R	126,263	837,963	106,676	725,373
Class Y	8,645,994	57,296,215	11,271,396	76,396,915
Class R5	69,647	462,582	82,245	558,141
Class R6	4,915,949	32,552,393	6,458,434	43,730,464
Automatic conversion of Class C shares to Class A shares:
Class A	1,406,187	9,329,248	1,086,792	7,329,663
Class C	(1,412,385)	(9,329,248)	(1,091,617)	(7,329,663)
32
Invesco Floating Rate ESG Fund

Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(43,363,641)	$(287,753,407)	(30,277,736)	$(205,467,623)
Class C	(3,008,162)	(19,877,900)	(3,282,290)	(22,221,645)
Class R	(319,155)	(2,119,984)	(320,022)	(2,179,119)
Class Y	(97,570,273)	(645,370,745)	(114,823,980)	(778,295,739)
Class R5	(424,330)	(2,794,418)	(471,620)	(3,202,485)
Class R6	(29,786,113)	(196,973,995)	(31,819,316)	(216,021,929)
Net increase (decrease) in share activity	(38,944,152)	$(256,069,077)	(15,378,136)	$(103,611,230)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33
Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Floating Rate ESG Fund and its subsidiary (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related consolidated statement of operations and cash flows for the year ended August 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the “consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
34
Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Credit Suisse Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that, unlike the Fund, many of the peer funds do not incorporate ESG
35
Invesco Floating Rate ESG Fund

criteria into the investment process. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were the same as and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth and fourth quintile, respectively, of its expense group and discussed with management reasons for such relative actual management fees and total expenses. The independent Trustees reviewed and considered additional information provided by management, including with respect to the additional complexity, infrastructure, resources and time required in managing an ESG-thematic fund, where the peers in the expense group may not incorporate ESG factors in their investment strategies, and the Fund’s leveraging of Invesco’s private credit platform.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
36
Invesco Floating Rate ESG Fund

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
37
Invesco Floating Rate ESG Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	99.89%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
38
Invesco Floating Rate ESG Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
39
Invesco Floating Rate ESG Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
FLR-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Global Real Estate Income Fund
Nasdaq:
A: ASRAX ■ C: ASRCX ■ Y: ASRYX ■ R5: ASRIX ■ R6: ASRFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–82.32%
Australia–4.80%
Goodman Group	499,123	$11,169,553
NEXTDC Ltd.(a)	330,768	3,553,996
Stockland	1,277,724	5,174,980
		19,898,529
Belgium–0.72%
Aedifica S.A.(b)	21,464	1,650,071
Xior Student Housing N.V.(c)	38,079	1,348,273
		2,998,344
Canada–1.29%
Allied Properties REIT	128,900	1,745,760
Chartwell Retirement Residences	106,400	1,434,833
Dream Industrial REIT	242,600	2,165,709
		5,346,302
France–1.03%
Unibail-Rodamco-Westfield	41,085	4,274,472
Germany–2.76%
LEG Immobilien SE	23,808	1,995,728
Sirius Real Estate Ltd.	2,353,270	3,232,760
Vonovia SE	191,658	6,206,523
		11,435,011
Hong Kong–2.66%
Hongkong Land Holdings Ltd.	300,900	1,865,677
Link REIT	841,600	4,495,128
Sun Hung Kai Properties Ltd.	395,000	4,665,893
		11,026,698
Japan–6.96%
Activia Properties, Inc.	1,985	1,824,996
GLP J-Reit	3,227	3,013,922
Invincible Investment Corp.	2,990	1,355,081
Japan Metropolitan Fund Investment Corp.	3,497	2,662,066
KDX Realty Investment Corp.	480	551,836
Mitsui Fudosan Co. Ltd.	798,200	8,438,755
Nippon Building Fund, Inc.	3,690	3,570,375
ORIX JREIT, Inc.	2,149	1,432,491
Sumitomo Realty & Development Co. Ltd.	94,700	3,890,249
Tokyo Tatemono Co. Ltd.	300	5,639
Tokyu Fudosan Holdings Corp.	264,300	2,120,073
		28,865,483
Netherlands–0.54%
CTP N.V.(c)	105,028	2,258,409
Singapore–1.29%
CapitaLand Integrated Commercial Trust	1,480,529	2,630,704
Mapletree Logistics Trust	1,738,500	1,651,758
Mapletree Pan Asia Commercial Trust	972,900	1,046,381
		5,328,843
Shares		Value
Spain–0.98%
Inmobiliaria Colonial SOCIMI S.A.	281,532	$1,858,570
Merlin Properties SOCIMI S.A.	149,237	2,224,976
		4,083,546
Sweden–1.61%
Fastighets AB Balder, Class B(a)	939,916	6,691,565
United Kingdom–1.75%
LondonMetric Property PLC	2,096,313	5,221,232
Segro PLC	239,831	2,035,229
		7,256,461
United States–55.93%
Agree Realty Corp.	62,243	4,527,556
American Healthcare REIT, Inc.	123,803	5,297,530
American Homes 4 Rent, Class A	146,644	5,252,788
American Tower Corp.	9,085	1,851,977
AvalonBay Communities, Inc.	59,785	11,708,892
Brixmor Property Group, Inc.	191,105	5,349,029
CareTrust REIT, Inc.	148,894	5,123,442
Cousins Properties, Inc.	23,771	701,007
Crown Castle, Inc.	18,755	1,859,371
Digital Realty Trust, Inc.	97,229	16,299,470
EastGroup Properties, Inc.	18,096	3,068,358
Equinix, Inc.	18,545	14,579,894
Equity Residential	135,122	8,934,267
Extra Space Storage, Inc.	38,066	5,465,516
Federal Realty Investment Trust	26,725	2,687,199
First Industrial Realty Trust, Inc.	182,558	9,602,551
Gaming and Leisure Properties, Inc.	158,277	7,598,879
Host Hotels & Resorts, Inc.	322,928	5,557,591
Invitation Homes, Inc.	98,236	3,073,804
Iron Mountain, Inc.	125,532	11,590,370
Kimco Realty Corp.	72,525	1,631,087
Lamar Advertising Co., Class A(b)	9,685	1,232,416
Omega Healthcare Investors, Inc.	152,267	6,482,006
Prologis, Inc.	184,435	20,985,014
Public Storage	26,135	7,699,110
Simon Property Group, Inc.	68,125	12,307,462
Tanger, Inc.	85,862	2,934,763
UDR, Inc.	135,707	5,369,926
Ventas, Inc.	35,783	2,436,107
Vornado Realty Trust(b)	218,020	8,291,301
W.P. Carey, Inc.	81,112	5,442,615
Welltower, Inc.	160,900	27,076,252
		232,017,550
Total Common Stocks & Other Equity Interests (Cost $311,894,104)		341,481,213
Principal Amount
Asset-Backed Securities–11.27%
ALA Trust, Series 2025-OANA, Class C, 6.46% (1 mo. Term SOFR + 2.09%), 06/15/2040(c)(d)	$2,000,000	2,014,654
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Real Estate Income Fund

Principal Amount		Value
Benchmark Mortgage Trust, Series 2025-V14, Class AM, 6.09%, 04/15/2057(e)	$1,500,000	$1,571,851
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class E, 6.48% (1 mo. Term SOFR + 2.11%), 09/15/2036(c)(d)	1,060,867	1,057,212
Series 2022-CSMO, Class C, 8.25% (1 mo. Term SOFR + 3.89%), 06/15/2027(c)(d)	600,000	607,728
Series 2022-CSMO, Class D, 8.70% (1 mo. Term SOFR + 4.34%), 06/15/2027(c)(d)	2,380,000	2,412,857
Series 2021-SOAR, Class D, 5.88% (1 mo. Term SOFR + 1.51%), 06/15/2038(c)(d)	1,315,107	1,315,089
BX Trust,
Series 2021-RISE, Class D, 6.23% (1 mo. Term SOFR + 1.86%), 11/15/2036(c)(d)	1,601,053	1,600,944
Series 2019-OC11, Class C, 3.86%, 12/09/2041(c)	1,500,000	1,429,408
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class E, 7.38% (1 mo. Term SOFR + 3.02%), 02/15/2039(c)(d)	500,000	459,365
CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/2039(c)(e)	1,000,000	906,702
Citigroup Commercial Mortgage Trust,
Series 2020-420K, Class E, 3.42%, 11/10/2042(c)(e)	4,586,000	3,947,575
Series 2020-555, Class F, 3.62%, 12/10/2041(c)(e)	800,000	682,734
Series 2020-555, Class E, 3.62%, 12/10/2041(c)(e)	427,000	369,114
Commercial Mortgage Trust,
Series 2019-GC44, Class 180B, 3.51%, 08/15/2057(c)(e)	1,500,000	1,498,205
Series 2019-GC44, Class 180C, 3.51%, 08/15/2057(c)(e)	2,500,000	2,408,844
Series 2025-180W, Class E, 7.61%, 08/10/2042(c)(e)	1,585,000	1,597,708
CONE Trust, Series 2024-DFW1, Class D, 7.40% (1 mo. Term SOFR + 3.04%), 08/15/2041(c)(d)	1,200,000	1,198,053
Hilton USA Trust,
Series 2016-HHV, Class E, 4.33%, 11/05/2038(c)(e)	581,000	570,123
Series 2016-HHV, Class C, 4.33%, 11/05/2038(c)(e)	1,396,500	1,380,015
IP 2025-IP Mortgage Trust, Series 2025-IP, Class D, 6.53%, 06/10/2042(c)(e)	1,315,000	1,340,485
Principal Amount		Value
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-UES, Class F, 4.60%, 05/05/2032(c)(e)	$558,000	$537,973
Series 2019-UES, Class B, 4.14%, 05/05/2032(c)	1,284,000	1,259,040
Series 2019-UES, Class C, 4.34%, 05/05/2032(c)	116,000	113,327
Series 2019-UES, Class D, 4.60%, 05/05/2032(c)(e)	119,000	115,802
Series 2019-UES, Class E, 4.60%, 05/05/2032(c)(e)	138,000	133,282
Series 2019-OSB, Class A, 3.40%, 06/05/2039(c)	1,000,000	947,503
MF1 2021-W10X, Series 2021-W10, Class D, 6.33% (1 mo. Term SOFR + 1.97%), 12/15/2034(c)(d)	2,500,000	2,462,319
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, 7.08% (1 mo. Term SOFR + 2.72%), 04/15/2038(c)(d)	1,920,000	1,923,714
Natixis Commercial Mortgage Securities Trust, Series 2018-SOX, Class E, 4.93%, 06/17/2038(c)(e)	922,000	881,443
NYC Trust, Series 2024-3ELV, Class D, 8.20% (1 mo. Term SOFR + 3.84%), 08/15/2029(c)(d)	3,000,000	2,987,805
Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038(c)	4,154,000	3,977,882
SCG Commercial Mortgage Trust, Series 2025-FLWR, Class C, 6.10% (1 mo. Term SOFR + 1.75%), 08/15/2042(c)(d)	1,780,000	1,785,472
SREIT Trust, Series 2021-PALM, Class E, 6.39% (1 mo. Term SOFR + 2.02%), 10/15/2034(c)(d)	1,240,000	1,238,403
Total Asset-Backed Securities (Cost $46,469,041)		46,732,631
Shares
Preferred Stocks–3.83%
United States–3.83%
American Homes 4 Rent, 5.88%, Series G, Pfd.	82,486	1,909,551
American Homes 4 Rent, 6.25%, Series H, Pfd.	176,348	4,299,364
DiamondRock Hospitality Co., 8.25%, Pfd.	167,478	4,272,364
National Storage Affiliates Trust, 6.00%, Series A, Pfd.	241,700	5,401,995
Total Preferred Stocks (Cost $16,346,853)		15,883,274
Money Market Funds–2.23%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(f)(g)	3,242,734	3,242,734
Invesco Treasury Portfolio, Institutional Class, 4.17%(f)(g)	6,022,106	6,022,106
Total Money Market Funds (Cost $9,264,840)		9,264,840
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.65% (Cost $383,974,838)		413,361,958
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Real Estate Income Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.80%
Invesco Private Government Fund, 4.28%(f)(g)(h)	917,144	$917,144
Invesco Private Prime Fund, 4.46%(f)(g)(h)	2,387,279	2,387,995
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,304,956)		3,305,139
TOTAL INVESTMENTS IN SECURITIES—100.45% (Cost $387,279,794)		416,667,097
OTHER ASSETS LESS LIABILITIES–(0.45)%		(1,860,106)
NET ASSETS–100.00%		$414,806,991
Investment Abbreviations:
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $48,767,462, which represented 11.76% of the Fund’s Net Assets.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2025.
(e)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2025.

(f)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,566,512	$75,177,968	$(76,501,746)	$-	$-	$3,242,734	$133,184
Invesco Liquid Assets Portfolio, Institutional Class	-	-	-	-	-	-	805
Invesco Treasury Portfolio, Institutional Class	8,480,393	139,616,227	(142,074,514)	-	-	6,022,106	245,347
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,460,184	54,097,153	(58,640,193)	-	-	917,144	82,624*
Invesco Private Prime Fund	14,338,579	126,501,060	(138,452,062)	(239)	657	2,387,995	223,612*
Investments in Other Affiliates:
Pebblebrook Hotel Trust, Series E, Pfd**	5,025,679	-	(4,460,267)	22,948	(588,360)	-	164,834
UMH Properties, Inc., Series D, Pfd.**	13,461,500	-	(12,782,602)	653,406	(1,332,304)	-	477,009
Total	$51,332,847	$395,392,408	$(432,911,384)	$676,115	$(1,920,007)	$12,569,979	$1,327,415

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	At August 31, 2025, this security was no longer an affiliate of the Fund.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $374,709,998)*	$404,097,118
Investments in affiliated money market funds, at value (Cost $12,569,796)	12,569,979
Foreign currencies, at value (Cost $293,925)	294,708
Receivable for:
Investments sold	2,242,885
Fund shares sold	812,545
Dividends	727,269
Interest	168,189
Investment for trustee deferred compensation and retirement plans	121,845
Other assets	65,747
Total assets	421,100,285
Liabilities:
Payable for:
Investments purchased	2,526,515
Fund shares reacquired	125,493
Collateral upon return of securities loaned	3,304,956
Accrued fees to affiliates	129,467
Accrued trustees’ and officers’ fees and benefits	3,430
Accrued other operating expenses	76,985
Trustee deferred compensation and retirement plans	126,448
Total liabilities	6,293,294
Net assets applicable to shares outstanding	$414,806,991
Net assets consist of:
Shares of beneficial interest	$449,566,014
Distributable earnings (loss)	(34,759,023)
$414,806,991
Net Assets:
Class A	$75,051,481
Class C	$1,580,160
Class Y	$124,329,005
Class R5	$1,277,141
Class R6	$212,569,204
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,005,198
Class C	189,763
Class Y	14,962,506
Class R5	153,730
Class R6	25,545,333
Class A:
Net asset value per share	$8.33
Maximum offering price per share (Net asset value of $8.33 ÷ 94.50%)	$8.81
Class C:
Net asset value and offering price per share	$8.33
Class Y:
Net asset value and offering price per share	$8.31
Class R5:
Net asset value and offering price per share	$8.31
Class R6:
Net asset value and offering price per share	$8.32

*	At August 31, 2025, securities with an aggregate value of $3,267,870 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Real Estate Income Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$4,659,765
Dividends (net of foreign withholding taxes of $302,264)	10,899,733
Dividends from affiliates (includes net securities lending income of $8,868)	1,030,047
Total investment income	16,589,545
Expenses:
Advisory fees	3,339,023
Administrative services fees	62,567
Custodian fees	14,300
Distribution fees:
Class A	195,300
Class C	17,713
Transfer agent fees — A, C and Y	521,814
Transfer agent fees — R5	1,243
Transfer agent fees — R6	50,315
Trustees’ and officers’ fees and benefits	25,353
Registration and filing fees	77,781
Reports to shareholders	51,734
Professional services fees	66,445
Other	4,748
Total expenses	4,428,336
Less: Fees waived and/or expense offset arrangement(s)	(13,444)
Net expenses	4,414,892
Net investment income	12,174,653
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(21,292,170)
Affiliated investment securities	(1,920,007)
Foreign currencies	19,689
(23,192,488)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(8,397,865)
Affiliated investment securities	676,115
Foreign currencies	(5,516)
(7,727,266)
Net realized and unrealized gain (loss)	(30,919,754)
Net increase (decrease) in net assets resulting from operations	$(18,745,101)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$12,174,653	$22,733,292
Net realized gain (loss)	(23,192,488)	(11,188,007)
Change in net unrealized appreciation (depreciation)	(7,727,266)	64,221,366
Net increase (decrease) in net assets resulting from operations	(18,745,101)	75,766,651
Distributions to shareholders from distributable earnings:
Class A	(2,589,446)	(3,093,803)
Class C	(45,648)	(78,316)
Class Y	(8,112,950)	(11,493,555)
Class R5	(45,865)	(49,275)
Class R6	(6,602,394)	(7,643,317)
Total distributions from distributable earnings	(17,396,303)	(22,358,266)
Share transactions–net:
Class A	(9,066,419)	(13,335,143)
Class C	(540,628)	(1,322,934)
Class Y	(178,220,220)	(3,139,543)
Class R5	(70,340)	(19,771)
Class R6	29,506,662	(22,551,930)
Net increase (decrease) in net assets resulting from share transactions	(158,390,945)	(40,369,321)
Net increase (decrease) in net assets	(194,532,349)	13,039,064
Net assets:
Beginning of year	609,339,340	596,300,276
End of year	$414,806,991	$609,339,340
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Real Estate Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$8.65	$0.20	$(0.25)	$(0.05)	$(0.27)	$—	$(0.27)	$8.33	(0.50)%	$75,051	1.26%	1.26%	2.44%	105%
Year ended 08/31/24	7.93	0.29	0.71	1.00	(0.28)	—	(0.28)	8.65	12.96	87,526	1.26	1.26	3.61	49
Year ended 08/31/23	8.35	0.27	(0.50)	(0.23)	(0.19)	—	(0.19)	7.93	(2.69)	93,512	1.21	1.21	3.39	78
Year ended 08/31/22	9.88	0.16	(1.48)	(1.32)	(0.12)	(0.09)	(0.21)	8.35	(13.56)	116,084	1.20	1.20	1.69	39
Year ended 08/31/21	8.06	0.14	1.84	1.98	(0.16)	—	(0.16)	9.88	24.81 (d)	149,008	1.19 (d)	1.19 (d)	1.63 (d)	41
Class C
Year ended 08/31/25	8.64	0.14	(0.24)	(0.10)	(0.21)	—	(0.21)	8.33	(1.15)	1,580	2.01	2.01	1.69	105
Year ended 08/31/24	7.92	0.23	0.71	0.94	(0.22)	—	(0.22)	8.64	12.13	2,197	2.01	2.01	2.86	49
Year ended 08/31/23	8.34	0.21	(0.50)	(0.29)	(0.13)	—	(0.13)	7.92	(3.45)	3,304	1.96	1.96	2.64	78
Year ended 08/31/22	9.86	0.09	(1.47)	(1.38)	(0.08)	(0.06)	(0.14)	8.34	(14.15)	5,782	1.95	1.95	0.94	39
Year ended 08/31/21	8.05	0.08	1.82	1.90	(0.09)	—	(0.09)	9.86	23.79	9,722	1.95	1.95	0.87	41
Class Y
Year ended 08/31/25	8.62	0.22	(0.24)	(0.02)	(0.29)	—	(0.29)	8.31	(0.15)	124,329	1.01	1.01	2.69	105
Year ended 08/31/24	7.90	0.31	0.71	1.02	(0.30)	—	(0.30)	8.62	13.29	327,310	1.01	1.01	3.86	49
Year ended 08/31/23	8.33	0.29	(0.51)	(0.22)	(0.21)	—	(0.21)	7.90	(2.57)	301,210	0.96	0.96	3.64	78
Year ended 08/31/22	9.84	0.18	(1.46)	(1.28)	(0.13)	(0.10)	(0.23)	8.33	(13.20)	305,110	0.95	0.95	1.94	39
Year ended 08/31/21	8.03	0.17	1.82	1.99	(0.18)	—	(0.18)	9.84	25.08	347,456	0.95	0.95	1.87	41
Class R5
Year ended 08/31/25	8.63	0.23	(0.25)	(0.02)	(0.30)	—	(0.30)	8.31	(0.10)	1,277	0.91	0.91	2.79	105
Year ended 08/31/24	7.91	0.31	0.72	1.03	(0.31)	—	(0.31)	8.63	13.38	1,396	0.91	0.91	3.96	49
Year ended 08/31/23	8.33	0.29	(0.49)	(0.20)	(0.22)	—	(0.22)	7.91	(2.38)	1,303	0.89	0.89	3.71	78
Year ended 08/31/22	9.87	0.19	(1.49)	(1.30)	(0.13)	(0.11)	(0.24)	8.33	(13.41)	1,424	0.89	0.89	2.00	39
Year ended 08/31/21	8.05	0.17	1.83	2.00	(0.18)	—	(0.18)	9.87	25.21	3,504	0.89	0.89	1.93	41
Class R6
Year ended 08/31/25	8.65	0.23	(0.25)	(0.02)	(0.31)	—	(0.31)	8.32	(0.14)	212,569	0.84	0.84	2.86	105
Year ended 08/31/24	7.92	0.32	0.72	1.04	(0.31)	—	(0.31)	8.65	13.58	190,911	0.84	0.84	4.03	49
Year ended 08/31/23	8.35	0.30	(0.51)	(0.21)	(0.22)	—	(0.22)	7.92	(2.42)	196,972	0.82	0.82	3.78	78
Year ended 08/31/22	9.87	0.19	(1.47)	(1.28)	(0.13)	(0.11)	(0.24)	8.35	(13.14)	213,197	0.82	0.82	2.07	39
Year ended 08/31/21	8.05	0.18	1.83	2.01	(0.19)	—	(0.19)	9.87	25.33	243,338	0.80	0.80	2.02	41

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2021.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Global Real Estate Income Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9
Invesco Global Real Estate Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial
10
Invesco Global Real Estate Income Fund

statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $681 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on
11
Invesco Global Real Estate Income Fund

foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.75%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31 ,2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $10,491.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $2,858 in front-end sales commissions from the sale of Class A shares and $0 and $40 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $32,645 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
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Invesco Global Real Estate Income Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$19,898,529	$—	$19,898,529
Belgium	—	2,998,344	—	2,998,344
Canada	5,346,302	—	—	5,346,302
France	—	4,274,472	—	4,274,472
Germany	—	11,435,011	—	11,435,011
Hong Kong	—	11,026,698	—	11,026,698
Japan	—	28,865,483	—	28,865,483
Netherlands	—	2,258,409	—	2,258,409
Singapore	—	5,328,843	—	5,328,843
Spain	—	4,083,546	—	4,083,546
Sweden	—	6,691,565	—	6,691,565
United Kingdom	—	7,256,461	—	7,256,461
United States	247,900,824	46,732,631	—	294,633,455
Money Market Funds	9,264,840	3,305,139	—	12,569,979
Total Investments	$262,511,966	$154,155,131	$—	$416,667,097
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,953.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$17,396,303	$22,358,266

*	Includes short-term capital gain distributions, if any.

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Invesco Global Real Estate Income Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$1,585,661
Net unrealized appreciation — investments	25,924,096
Net unrealized appreciation — foreign currencies	6,905
Temporary book/tax differences	(73,344)
Capital loss carryforward	(62,202,341)
Shares of beneficial interest	449,566,014
Total net assets	$414,806,991
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,201,216	$44,001,125	$62,202,341
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $465,327,840 and $622,905,408, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$34,787,174
Aggregate unrealized (depreciation) of investments	(8,863,078)
Net unrealized appreciation of investments	$25,924,096
Cost of investments for tax purposes is $390,743,001.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of RIETs and passive foreign investment companies, on August 31, 2025, undistributed net investment income was increased by $497,524 and undistributed net realized gain (loss) was decreased by $497,524. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	525,523	$4,185,831	521,813	$4,170,131
Class C	42,156	346,154	19,084	150,144
Class Y	2,922,758	23,910,781	12,201,971	96,496,879
Class R5	31,924	262,467	41,555	335,394
Class R6	7,317,857	59,221,557	648,425	5,201,153
Issued as reinvestment of dividends:
Class A	243,144	1,994,212	313,791	2,505,532
Class C	4,032	33,070	7,143	57,108
Class Y	802,742	6,630,430	1,236,851	9,830,045
Class R5	5,533	45,128	6,056	48,121
Class R6	798,817	6,523,435	943,902	7,513,696
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Invesco Global Real Estate Income Fund

Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	55,304	$463,870	82,757	$667,406
Class C	(55,345)	(463,870)	(82,844)	(667,406)
Reacquired:
Class A	(1,933,156)	(15,710,332)	(2,596,969)	(20,678,212)
Class C	(55,298)	(455,982)	(106,262)	(862,780)
Class Y	(26,714,351)	(208,761,431)	(13,602,099)	(109,466,467)
Class R5	(45,398)	(377,935)	(50,606)	(403,286)
Class R6	(4,654,515)	(36,238,330)	(4,373,917)	(35,266,779)
Net increase (decrease) in share activity	(20,708,273)	$(158,390,945)	(4,789,349)	$(40,369,321)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 25% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
15
Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the first quintile for the three year period and the fourth quintile the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that many of the peer funds are all equity funds while the Fund has
17
Invesco Global Real Estate Income Fund

a fixed income component which may result in lagging performance relative to peers during strong equity markets. The Board considered that the stock selection and exposure to commercial mortgage-backed securities in certain sectors detracted from the Fund’s one year performance. The Board considered that the Fund underwent a change in portfolio management in 2022, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related
18
Invesco Global Real Estate Income Fund

responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
19
Invesco Global Real Estate Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	16.82%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	39.42%
Business Interest Income*	26.13%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
20
Invesco Global Real Estate Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco Global Real Estate Income Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
GREI-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Growth and Income Fund
Nasdaq:
A: ACGIX ■ C: ACGKX ■ R: ACGLX ■ Y: ACGMX ■ R5: ACGQX ■ R6: GIFFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–96.85%
Aerospace & Defense–2.05%
RTX Corp.	341,234	$54,119,712
Textron, Inc.	394,141	31,594,343
		85,714,055
Air Freight & Logistics–1.07%
FedEx Corp.	194,141	44,860,161
Application Software–1.10%
Salesforce, Inc.	179,072	45,887,200
Asset Management & Custody Banks–1.26%
KKR & Co., Inc., Class A	376,134	52,466,932
Automobile Manufacturers–0.87%
General Motors Co.	622,057	36,446,320
Broadline Retail–2.63%
Amazon.com, Inc.(b)	479,311	109,762,219
Building Products–1.75%
Johnson Controls International PLC	682,916	72,996,891
Communications Equipment–1.20%
Cisco Systems, Inc.	727,548	50,266,291
Consumer Finance–0.45%
Capital One Financial Corp.	82,856	18,826,540
Diversified Banks–8.44%
Bank of America Corp.	2,912,943	147,802,728
PNC Financial Services Group, Inc. (The)	254,501	52,793,688
Wells Fargo & Co.	1,850,680	152,088,882
		352,685,298
Electric Utilities–3.16%
American Electric Power Co., Inc.	304,203	33,772,617
FirstEnergy Corp.	723,436	31,556,279
PPL Corp.	1,831,979	66,812,274
		132,141,170
Electrical Components & Equipment–2.08%
Emerson Electric Co.	408,562	53,930,184
Vertiv Holdings Co., Class A	257,248	32,811,982
		86,742,166
Electronic Components–1.21%
Coherent Corp.(b)	556,408	50,338,232
Electronic Equipment & Instruments–1.62%
Ralliant Corp.(b)	701,989	29,350,160
Zebra Technologies Corp., Class A(b)	121,190	38,428,137
		67,778,297
Fertilizers & Agricultural Chemicals–0.70%
Corteva, Inc.	393,655	29,205,264
Food Distributors–3.49%
Sysco Corp.	962,308	77,436,925
Shares		Value
Food Distributors–(continued)
US Foods Holding Corp.(b)	882,789	$68,504,426
		145,941,351
Footwear–1.47%
NIKE, Inc., Class B	792,206	61,292,978
Health Care Equipment–2.32%
GE HealthCare Technologies, Inc.	332,664	24,527,317
Medtronic PLC	781,314	72,513,752
		97,041,069
Health Care Services–1.52%
CVS Health Corp.	866,236	63,365,163
Household Products–1.28%
Procter & Gamble Co. (The)	340,701	53,503,685
Industrial Gases–0.70%
Air Products and Chemicals, Inc.	100,002	29,411,588
Industrial Machinery & Supplies & Components–3.19%
Fortive Corp.	871,045	41,688,214
Parker-Hannifin Corp.	120,756	91,696,068
		133,384,282
Insurance Brokers–1.88%
Willis Towers Watson PLC	240,072	78,453,129
Integrated Oil & Gas–4.96%
Chevron Corp.	378,205	60,739,723
Exxon Mobil Corp.	476,008	54,402,954
Shell PLC (United Kingdom)	1,536,402	56,569,314
Suncor Energy, Inc. (Canada)(c)	861,540	35,613,373
		207,325,364
Interactive Media & Services–2.47%
Alphabet, Inc., Class A	303,136	64,540,686
Meta Platforms, Inc., Class A	52,356	38,675,377
		103,216,063
Investment Banking & Brokerage–3.41%
Charles Schwab Corp. (The)	884,598	84,779,873
Goldman Sachs Group, Inc. (The)	77,293	57,602,608
		142,382,481
IT Consulting & Other Services–0.97%
Cognizant Technology Solutions Corp., Class A	562,051	40,608,185
Life Sciences Tools & Services–1.23%
IQVIA Holdings, Inc.(b)	95,396	18,202,511
Thermo Fisher Scientific, Inc.	67,241	33,130,985
		51,333,496
Managed Health Care–2.40%
Elevance Health, Inc.	81,053	25,827,539
Humana, Inc.	105,890	32,154,557
UnitedHealth Group, Inc.	136,169	42,194,688
		100,176,784
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Growth and Income Fund

Shares		Value
Movies & Entertainment–2.01%
Walt Disney Co. (The)	709,781	$84,023,875
Multi-line Insurance–1.16%
American International Group, Inc.	594,483	48,343,358
Multi-Utilities–0.75%
Sempra	381,559	31,501,511
Oil & Gas Exploration & Production–2.25%
ConocoPhillips	668,098	66,121,659
EQT Corp.	540,882	28,039,323
		94,160,982
Pharmaceuticals–6.21%
Bristol-Myers Squibb Co.	835,259	39,407,520
Johnson & Johnson	485,138	85,951,899
Merck & Co., Inc.	637,835	53,654,680
Pfizer, Inc.	1,049,551	25,986,883
Sanofi S.A.	547,117	54,280,544
		259,281,526
Property & Casualty Insurance–0.72%
Allstate Corp. (The)	146,894	29,885,584
Rail Transportation–1.22%
Norfolk Southern Corp.	182,452	51,082,911
Real Estate Services–1.72%
CBRE Group, Inc., Class A(b)	441,949	71,648,772
Regional Banks–1.89%
Citizens Financial Group, Inc.	1,508,010	78,838,763
Restaurants–1.16%
Starbucks Corp.	550,599	48,557,326
Semiconductor Materials & Equipment–0.95%
Lam Research Corp.	397,041	39,763,656
Semiconductors–4.08%
Microchip Technology, Inc.	1,183,734	76,942,710
NVIDIA Corp.	267,258	46,550,998
NXP Semiconductors N.V. (Netherlands)	199,301	46,805,840
		170,299,548
Specialty Chemicals–1.47%
DuPont de Nemours, Inc.	422,618	32,507,777
PPG Industries, Inc.	257,867	28,682,546
		61,190,323
Shares		Value
Systems Software–3.49%
Microsoft Corp.	195,745	$99,182,034
Oracle Corp.	205,906	46,561,524
		145,743,558
Tobacco–2.13%
Philip Morris International, Inc.	532,233	88,952,101
Trading Companies & Distributors–1.37%
Ferguson Enterprises, Inc.	246,713	57,027,710
Transaction & Payment Processing Services–2.29%
Fidelity National Information Services, Inc.	675,308	47,143,252
Fiserv, Inc.(b)	352,189	48,665,476
		95,808,728
Wireless Telecommunication Services–1.10%
T-Mobile US, Inc.	181,557	45,750,548
Total Common Stocks & Other Equity Interests (Cost $2,693,908,414)		4,045,413,434
Money Market Funds–3.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(d)(e)	44,655,894	44,655,894
Invesco Treasury Portfolio, Institutional Class, 4.17%(d)(e)	82,933,133	82,933,133
Total Money Market Funds (Cost $127,589,027)		127,589,027
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $2,821,497,441)		4,173,002,461
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.89%
Invesco Private Government Fund, 4.28%(d)(e)(f)	10,427,153	10,427,153
Invesco Private Prime Fund, 4.46%(d)(e)(f)	26,803,478	26,811,519
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,238,672)		37,238,672
TOTAL INVESTMENTS IN SECURITIES–100.79% (Cost $2,858,736,113)		4,210,241,133
OTHER ASSETS LESS LIABILITIES—(0.79)%		(33,017,276)
NET ASSETS–100.00%		$4,177,223,857
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Growth and Income Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$24,923,577	$173,303,624	$(153,571,307)	$-	$-	$44,655,894	$1,770,207
Invesco Treasury Portfolio, Institutional Class	46,287,402	321,849,587	(285,203,856)	-	-	82,933,133	3,263,732
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,526,116	186,091,098	(190,190,061)	-	-	10,427,153	166,393*
Invesco Private Prime Fund	37,845,036	456,465,144	(467,495,067)	-	(3,594)	26,811,519	467,629*
Total	$123,582,131	$1,137,709,453	$(1,096,460,291)	$-	$(3,594)	$164,827,699	$5,667,961

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/08/2025	State Street Bank & Trust Co.	CAD	1,253,541	USD	913,393	$364
09/08/2025	State Street Bank & Trust Co.	USD	493,228	CAD	678,463	938
09/08/2025	State Street Bank & Trust Co.	USD	1,116,949	EUR	956,087	1,948
09/08/2025	State Street Bank & Trust Co.	USD	929,903	GBP	691,382	4,625
Subtotal—Appreciation						7,875
Currency Risk
09/08/2025	Bank of New York Mellon (The)	CAD	35,480,371	USD	25,788,902	(53,571)
09/08/2025	Bank of New York Mellon (The)	EUR	32,351,028	USD	37,497,365	(362,645)
09/08/2025	State Street Bank & Trust Co.	CAD	917,540	USD	662,295	(6,004)
09/08/2025	State Street Bank & Trust Co.	EUR	4,095,171	USD	4,768,892	(23,635)
09/08/2025	State Street Bank & Trust Co.	GBP	31,711,339	USD	42,124,708	(738,912)
Subtotal—Depreciation						(1,184,767)
Total Forward Foreign Currency Contracts						$(1,176,892)

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Growth and Income Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $2,693,908,414)*	$4,045,413,434
Investments in affiliated money market funds, at value (Cost $164,827,699)	164,827,699
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	7,875
Foreign currencies, at value (Cost $914)	906
Receivable for:
Investments sold	6,092,007
Fund shares sold	1,031,666
Dividends	7,803,457
Investment for trustee deferred compensation and retirement plans	645,532
Other assets	65,853
Total assets	4,225,888,429
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,184,767
Payable for:
Investments purchased	6,147,838
Fund shares reacquired	1,603,345
Collateral upon return of securities loaned	37,238,672
Accrued fees to affiliates	1,640,757
Accrued trustees’ and officers’ fees and benefits	7,859
Accrued other operating expenses	163,348
Trustee deferred compensation and retirement plans	677,986
Total liabilities	48,664,572
Net assets applicable to shares outstanding	$4,177,223,857
Net assets consist of:
Shares of beneficial interest	$2,624,285,441
Distributable earnings	1,552,938,416
$4,177,223,857
Net Assets:
Class A	$2,676,634,100
Class C	$26,542,175
Class R	$56,041,420
Class Y	$327,497,802
Class R5	$194,435,173
Class R6	$896,073,187
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	115,565,582
Class C	1,175,584
Class R	2,414,369
Class Y	14,127,384
Class R5	8,370,718
Class R6	38,576,137
Class A:
Net asset value per share	$23.16
Maximum offering price per share (Net asset value of $23.16 ÷ 94.50%)	$24.51
Class C:
Net asset value and offering price per share	$22.58
Class R:
Net asset value and offering price per share	$23.21
Class Y:
Net asset value and offering price per share	$23.18
Class R5:
Net asset value and offering price per share	$23.23
Class R6:
Net asset value and offering price per share	$23.23

*	At August 31, 2025, securities with an aggregate value of $35,248,850 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Growth and Income Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $358,429)	$77,854,277
Dividends from affiliated money market funds (includes net securities lending income of $49,305)	5,083,244
Total investment income	82,937,521
Expenses:
Advisory fees	14,707,380
Administrative services fees	565,215
Custodian fees	30,522
Distribution fees:
Class A	6,528,809
Class C	266,194
Class R	268,603
Transfer agent fees — A, C, R and Y	4,137,406
Transfer agent fees — R5	195,688
Transfer agent fees — R6	259,781
Trustees’ and officers’ fees and benefits	56,123
Registration and filing fees	127,703
Reports to shareholders	251,349
Professional services fees	88,809
Other	60,805
Total expenses	27,544,387
Less: Fees waived and/or expense offset arrangement(s)	(170,820)
Net expenses	27,373,567
Net investment income	55,563,954
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	352,951,565
Affiliated investment securities	(3,594)
Foreign currencies	(88,411)
Forward foreign currency contracts	(2,912,927)
349,946,633
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	29,823,739
Foreign currencies	(11,711)
Forward foreign currency contracts	1,090,700
30,902,728
Net realized and unrealized gain	380,849,361
Net increase in net assets resulting from operations	$436,413,315
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Growth and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$55,563,954	$60,080,359
Net realized gain	349,946,633	347,920,378
Change in net unrealized appreciation	30,902,728	403,444,452
Net increase in net assets resulting from operations	436,413,315	811,445,189
Distributions to shareholders from distributable earnings:
Class A	(257,956,991)	(300,185,564)
Class C	(2,563,590)	(3,460,670)
Class R	(5,078,034)	(6,532,451)
Class Y	(36,313,362)	(43,157,093)
Class R5	(19,566,393)	(28,332,007)
Class R6	(85,934,317)	(103,212,723)
Total distributions from distributable earnings	(407,412,687)	(484,880,508)
Share transactions–net:
Class A	6,952,738	7,428,976
Class C	(2,474,356)	(3,154,855)
Class R	3,368,848	(5,373,337)
Class Y	(39,778,902)	(10,026,423)
Class R5	(57,994,528)	(98,768,283)
Class R6	32,066,367	(14,825,913)
Net increase (decrease) in net assets resulting from share transactions	(57,859,833)	(124,719,835)
Net increase (decrease) in net assets	(28,859,205)	201,844,846
Net assets:
Beginning of year	4,206,083,062	4,004,238,216
End of year	$4,177,223,857	$4,206,083,062
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$23.01	$0.28	$2.15	$2.43	$(0.27)	$(2.01)	$(2.28)	$23.16	11.11%	$2,676,634	0.78%	0.78%	1.25%	26%
Year ended 08/31/24	21.37	0.30	4.04	4.34	(0.32)	(2.38)	(2.70)	23.01	22.39	2,652,126	0.79	0.79	1.40	25
Year ended 08/31/23	22.20	0.33	1.36	1.69	(0.38)	(2.14)	(2.52)	21.37	8.00	2,438,756	0.79	0.79	1.57	21
Year ended 08/31/22	28.10	0.32	(1.13)	(0.81)	(0.29)	(4.80)	(5.09)	22.20	(3.90)	2,499,911	0.78	0.78	1.28	23
Year ended 08/31/21	20.01	0.30	8.63	8.93	(0.35)	(0.49)	(0.84)	28.10	45.62	2,844,145	0.80	0.80	1.22	33
Class C
Year ended 08/31/25	22.47	0.11	2.11	2.22	(0.10)	(2.01)	(2.11)	22.58	10.33 (d)	26,542	1.52 (d)	1.52 (d)	0.51 (d)	26
Year ended 08/31/24	20.93	0.14	3.94	4.08	(0.16)	(2.38)	(2.54)	22.47	21.44 (d)	28,958	1.53 (d)	1.53 (d)	0.66 (d)	25
Year ended 08/31/23	21.77	0.18	1.33	1.51	(0.21)	(2.14)	(2.35)	20.93	7.25 (d)	29,875	1.52 (d)	1.52 (d)	0.84 (d)	21
Year ended 08/31/22	27.69	0.13	(1.09)	(0.96)	(0.16)	(4.80)	(4.96)	21.77	(4.58)(d)	32,497	1.52 (d)	1.52 (d)	0.54 (d)	23
Year ended 08/31/21	19.73	0.12	8.51	8.63	(0.18)	(0.49)	(0.67)	27.69	44.53 (d)	39,357	1.50 (d)	1.50 (d)	0.52 (d)	33
Class R
Year ended 08/31/25	23.05	0.22	2.17	2.39	(0.22)	(2.01)	(2.23)	23.21	10.85	56,041	1.03	1.03	1.00	26
Year ended 08/31/24	21.41	0.25	4.03	4.28	(0.26)	(2.38)	(2.64)	23.05	22.03	52,198	1.04	1.04	1.15	25
Year ended 08/31/23	22.23	0.28	1.36	1.64	(0.32)	(2.14)	(2.46)	21.41	7.75	53,250	1.04	1.04	1.32	21
Year ended 08/31/22	28.13	0.25	(1.13)	(0.88)	(0.22)	(4.80)	(5.02)	22.23	(4.14)	51,354	1.03	1.03	1.03	23
Year ended 08/31/21	20.03	0.24	8.64	8.88	(0.29)	(0.49)	(0.78)	28.13	45.26	60,808	1.05	1.05	0.97	33
Class Y
Year ended 08/31/25	23.03	0.34	2.15	2.49	(0.33)	(2.01)	(2.34)	23.18	11.38	327,498	0.53	0.53	1.50	26
Year ended 08/31/24	21.39	0.35	4.04	4.39	(0.37)	(2.38)	(2.75)	23.03	22.67	367,898	0.54	0.54	1.65	25
Year ended 08/31/23	22.22	0.39	1.35	1.74	(0.43)	(2.14)	(2.57)	21.39	8.28	349,894	0.54	0.54	1.82	21
Year ended 08/31/22	28.12	0.38	(1.12)	(0.74)	(0.36)	(4.80)	(5.16)	22.22	(3.63)	427,166	0.53	0.53	1.53	23
Year ended 08/31/21	20.03	0.36	8.63	8.99	(0.41)	(0.49)	(0.90)	28.12	45.94	517,664	0.55	0.55	1.47	33
Class R5
Year ended 08/31/25	23.07	0.34	2.17	2.51	(0.34)	(2.01)	(2.35)	23.23	11.46	194,435	0.49	0.49	1.54	26
Year ended 08/31/24	21.43	0.36	4.04	4.40	(0.38)	(2.38)	(2.76)	23.07	22.69	250,613	0.50	0.50	1.69	25
Year ended 08/31/23	22.25	0.40	1.36	1.76	(0.44)	(2.14)	(2.58)	21.43	8.36	329,238	0.49	0.49	1.87	21
Year ended 08/31/22	28.16	0.39	(1.13)	(0.74)	(0.37)	(4.80)	(5.17)	22.25	(3.62)	397,345	0.48	0.48	1.58	23
Year ended 08/31/21	20.06	0.38	8.64	9.02	(0.43)	(0.49)	(0.92)	28.16	46.04	438,989	0.47	0.47	1.55	33
Class R6
Year ended 08/31/25	23.07	0.36	2.17	2.53	(0.36)	(2.01)	(2.37)	23.23	11.53	896,073	0.42	0.42	1.61	26
Year ended 08/31/24	21.43	0.38	4.03	4.41	(0.39)	(2.38)	(2.77)	23.07	22.77	854,291	0.43	0.43	1.76	25
Year ended 08/31/23	22.25	0.41	1.37	1.78	(0.46)	(2.14)	(2.60)	21.43	8.45	803,225	0.42	0.42	1.94	21
Year ended 08/31/22	28.16	0.41	(1.13)	(0.72)	(0.39)	(4.80)	(5.19)	22.25	(3.55)	931,558	0.41	0.41	1.65	23
Year ended 08/31/21	20.06	0.39	8.65	9.04	(0.45)	(0.49)	(0.94)	28.16	46.16	1,102,312	0.40	0.40	1.62	33

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.99%, 0.98%, 0.99% and
0.95% for the years ended August 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Growth and Income Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9
Invesco Growth and Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following
10
Invesco Growth and Income Fund

the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.36%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and
11
Invesco Growth and Income Fund

Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $136,997.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $272,220 in front-end sales commissions from the sale of Class A shares and $4,201 and $453 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $116,024 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$3,934,563,576	$110,849,858	$—	$4,045,413,434
Money Market Funds	127,589,027	37,238,672	—	164,827,699
Total Investments in Securities	4,062,152,603	148,088,530	—	4,210,241,133
Other Investments - Assets*
Forward Foreign Currency Contracts	—	7,875	—	7,875
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Invesco Growth and Income Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Forward Foreign Currency Contracts	$—	$(1,184,767)	$—	$(1,184,767)
Total Other Investments	—	(1,176,892)	—	(1,176,892)
Total Investments	$4,062,152,603	$146,911,638	$—	$4,209,064,241

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$7,875
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$7,875
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,184,767)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,184,767)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$−	$(416,216)	$(416,216)	$—	$—	$(416,216)
State Street Bank & Trust Co.	7,875	(768,551)	(760,676)	—	—	(760,676)
Total	$7,875	$(1,184,767)	$(1,176,892)	$—	$—	$(1,176,892)
Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(2,912,927)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,090,700
Total	$(1,822,227)
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Invesco Growth and Income Fund

The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$288,246,348

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $33,823.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$65,213,033	$67,622,111
Long-term capital gain	342,199,654	417,258,397
Total distributions	$407,412,687	$484,880,508

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$15,172,151
Undistributed long-term capital gain	213,716,218
Net unrealized appreciation — investments	1,324,419,632
Net unrealized appreciation — foreign currencies	13,493
Temporary book/tax differences	(383,078)
Shares of beneficial interest	2,624,285,441
Total net assets	$4,177,223,857
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $1,023,589,806 and $1,489,632,872, respectively. As of August 31, 2025, the aggregate cost of
14
Invesco Growth and Income Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,400,311,697
Aggregate unrealized (depreciation) of investments	(75,892,065)
Net unrealized appreciation of investments	$1,324,419,632
Cost of investments for tax purposes is $2,884,644,609.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on August 31, 2025, undistributed net investment income was decreased by $88,410, undistributed net realized gain was decreased by $16,470,587 and shares of beneficial interest was increased by $16,558,997. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	5,659,434	$125,108,333	5,659,928	$120,499,912
Class C	213,415	4,614,160	188,636	3,908,242
Class R	425,207	9,467,744	396,500	8,471,919
Class Y	1,756,074	38,901,134	2,328,622	49,659,891
Class R5	1,174,298	26,722,188	1,246,983	26,754,719
Class R6	5,748,893	126,474,316	5,635,348	119,311,443
Issued as reinvestment of dividends:
Class A	10,808,737	239,055,612	14,517,410	289,238,470
Class C	114,144	2,463,568	172,443	3,349,737
Class R	228,998	5,077,959	327,364	6,532,394
Class Y	1,337,834	29,604,374	1,955,458	38,988,158
Class R5	881,827	19,557,838	1,411,786	28,241,376
Class R6	3,825,994	84,815,691	5,146,729	102,918,903
Automatic conversion of Class C shares to Class A shares:
Class A	233,978	5,219,473	210,733	4,533,644
Class C	(239,792)	(5,219,473)	(215,605)	(4,533,644)
Reacquired:
Class A	(16,406,685)	(362,430,680)	(19,220,930)	(406,843,050)
Class C	(201,054)	(4,332,611)	(284,306)	(5,879,190)
Class R	(504,169)	(11,176,855)	(946,794)	(20,377,650)
Class Y	(4,942,496)	(108,284,410)	(4,665,561)	(98,674,472)
Class R5	(4,548,825)	(104,274,554)	(7,160,491)	(153,764,378)
Class R6	(8,027,143)	(179,223,640)	(11,240,954)	(237,056,259)
Net increase (decrease) in share activity	(2,461,331)	$(57,859,833)	(4,536,701)	$(124,719,835)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15
Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
17
Invesco Growth and Income Fund

C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.
18
Invesco Growth and Income Fund

The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
19
Invesco Growth and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$358,758,654
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	98.35%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$11,354,792
20
Invesco Growth and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco Growth and Income Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
VK-GRI-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Income Advantage U.S. Fund
Nasdaq:
A: SCAUX ■ C: SCCUX ■ R: SCRUX ■ Y: SCAYX ■ Investor: SCNUX ■ R5: SCIUX ■ R6: SLESX

2	Schedule of Investments
9	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Approval of Investment Advisory and Sub-Advisory Contracts
22	Tax Information
23	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–76.84%
Advertising–0.03%
Trade Desk, Inc. (The), Class A(b)(c)	1,147	$62,695
Aerospace & Defense–1.72%
Axon Enterprise, Inc.(b)	220	164,404
Boeing Co. (The)(b)	1,940	455,279
General Dynamics Corp.	846	274,586
General Electric Co.	2,866	788,723
Howmet Aerospace, Inc.	1,115	194,122
L3Harris Technologies, Inc.	560	155,467
Lockheed Martin Corp.	693	315,752
Northrop Grumman Corp.	435	256,668
RTX Corp.	3,782	599,825
TransDigm Group, Inc.	156	218,225
		3,423,051
Agricultural & Farm Machinery–0.19%
Deere & Co.	784	375,254
Agricultural Products & Services–0.04%
Archer-Daniels-Midland Co.	1,310	82,058
Air Freight & Logistics–0.18%
FedEx Corp.	702	162,211
United Parcel Service, Inc., Class B	2,191	191,581
		353,792
Apparel Retail–0.29%
Ross Stores, Inc.	829	121,996
TJX Cos., Inc. (The)	3,313	452,589
		574,585
Apparel, Accessories & Luxury Goods–0.03%
lululemon athletica, inc.(b)	325	65,715
Application Software–2.42%
Adobe, Inc.(b)	1,304	465,137
AppLovin Corp., Class A(b)	795	380,479
Autodesk, Inc.(b)	605	190,394
Cadence Design Systems, Inc.(b)	740	259,318
Datadog, Inc., Class A(b)(c)	825	112,761
Fair Isaac Corp.(b)	69	104,993
HubSpot, Inc.(b)	146	70,543
Intuit, Inc.	797	531,599
Palantir Technologies, Inc., Class A(b)	6,970	1,092,269
Roper Technologies, Inc.	363	191,051
Salesforce, Inc.	2,721	697,256
Strategy, Inc., Class A(b)	896	299,631
Synopsys, Inc.(b)	472	284,861
Workday, Inc., Class A(b)	601	138,723
		4,819,015
Asset Management & Custody Banks–0.80%
Ameriprise Financial, Inc.	274	141,058
Bank of New York Mellon Corp. (The)	2,035	214,896
BlackRock, Inc.	385	433,949
Blackstone, Inc., Class A	1,957	335,430
Shares		Value
Asset Management & Custody Banks–(continued)
KKR & Co., Inc., Class A	1,748	$243,828
Northern Trust Corp.	599	78,637
State Street Corp.	730	83,928
T. Rowe Price Group, Inc.	651	70,061
		1,601,787
Automobile Manufacturers–1.48%
Ford Motor Co.(c)	14,099	165,945
General Motors Co.	3,913	229,263
Tesla, Inc.(b)	7,669	2,560,449
		2,955,657
Automotive Retail–0.33%
AutoZone, Inc.(b)	53	222,522
Carvana Co.(b)	357	132,776
O’Reilly Automotive, Inc.(b)	2,852	295,695
		650,993
Biotechnology–1.28%
AbbVie, Inc.	5,430	1,142,472
Amgen, Inc.(c)	1,432	412,001
BioNTech SE, ADR (Germany)(b)	643	64,300
Gilead Sciences, Inc.	4,114	464,759
Regeneron Pharmaceuticals, Inc.	292	169,564
Vertex Pharmaceuticals, Inc.(b)	764	298,739
		2,551,835
Broadline Retail–3.32%
Amazon.com, Inc.(b)	26,296	6,021,784
Coupang, Inc. (South Korea)(b)	3,111	88,913
eBay, Inc.	1,548	140,264
MercadoLibre, Inc. (Brazil)(b)	144	356,099
		6,607,060
Building Products–0.29%
Carrier Global Corp.(c)	2,055	133,986
Johnson Controls International PLC	1,882	201,167
Trane Technologies PLC	602	250,191
		585,344
Cable & Satellite–0.30%
Charter Communications, Inc., Class A(b)	310	82,330
Comcast Corp., Class A	14,937	507,410
		589,740
Cargo Ground Transportation–0.04%
Old Dominion Freight Line, Inc.	515	77,749
Casinos & Gaming–0.13%
Flutter Entertainment PLC (United Kingdom)(b)	471	144,677
Las Vegas Sands Corp.	1,912	110,189
		254,866
Commodity Chemicals–0.02%
Dow, Inc.	1,843	45,393
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Income Advantage U.S. Fund

Shares		Value
Communications Equipment–0.78%
Arista Networks, Inc.(b)	2,657	$362,813
Cisco Systems, Inc.	13,802	953,580
Motorola Solutions, Inc.	508	240,010
		1,556,403
Computer & Electronics Retail–0.05%
Dell Technologies, Inc., Class C	847	103,461
Construction & Engineering–0.08%
Quanta Services, Inc.	411	155,341
Construction Machinery & Heavy Transportation Equipment– 0.44%
Caterpillar, Inc.	1,388	581,627
Cummins, Inc.	349	139,056
PACCAR, Inc.	1,488	148,770
		869,453
Construction Materials–0.10%
Martin Marietta Materials, Inc.	154	94,926
Vulcan Materials Co.	340	98,994
		193,920
Consumer Electronics–0.06%
Garmin Ltd.	522	126,230
Consumer Finance–0.46%
American Express Co.(c)	2,033	673,492
Capital One Financial Corp.	1,090	247,670
		921,162
Consumer Staples Merchandise Retail–1.33%
Costco Wholesale Corp.	1,255	1,183,867
Dollar General Corp.	652	70,911
Target Corp.	1,344	128,997
Walmart, Inc.	13,118	1,272,184
		2,655,959
Copper–0.10%
Freeport-McMoRan, Inc.	4,160	184,704
Southern Copper Corp. (Mexico)(c)	235	22,577
		207,281
Data Center REITs–0.18%
Digital Realty Trust, Inc.	898	150,541
Equinix, Inc.	276	216,988
		367,529
Distillers & Vintners–0.04%
Constellation Brands, Inc., Class A	484	78,379
Diversified Banks–2.81%
Bank of America Corp.	20,968	1,063,916
Citigroup, Inc.	6,191	597,865
Fifth Third Bancorp	1,852	84,766
JPMorgan Chase & Co.	8,169	2,462,300
NU Holdings Ltd., Class A (Brazil)(b)	8,993	133,097
PNC Financial Services Group, Inc. (The)	1,096	227,354
U.S. Bancorp	4,389	214,315
Wells Fargo & Co.	9,890	812,760
		5,596,373
Shares		Value
Diversified Financial Services–0.08%
Apollo Global Management, Inc.(c)	1,191	$162,250
Diversified Support Services–0.17%
Cintas Corp.	1,022	214,651
Copart, Inc.(b)	2,436	118,901
		333,552
Electric Utilities–1.15%
American Electric Power Co., Inc.	1,741	193,286
Constellation Energy Corp.(c)	881	271,330
Duke Energy Corp.(c)	2,713	332,315
Edison International	1,205	67,637
Entergy Corp.	1,393	122,709
Eversource Energy(c)	1,012	64,839
Exelon Corp.	3,316	144,843
FirstEnergy Corp.(c)	1,870	81,570
NextEra Energy, Inc.	5,299	381,793
PG&E Corp.	6,789	103,736
PPL Corp.	2,513	91,649
Southern Co. (The)	3,441	317,604
Xcel Energy, Inc.(c)	1,735	125,597
		2,298,908
Electrical Components & Equipment–0.47%
AMETEK, Inc.	666	123,077
Eaton Corp. PLC	1,006	351,235
Emerson Electric Co.	1,592	210,144
Rockwell Automation, Inc.	311	106,806
Vertiv Holdings Co., Class A	1,142	145,662
		936,924
Electronic Components–0.27%
Amphenol Corp., Class A	3,538	385,147
Corning, Inc.	2,389	160,134
		545,281
Electronic Equipment & Instruments–0.05%
Keysight Technologies, Inc.(b)	528	86,291
Ralliant Corp.(b)	352	14,717
		101,008
Electronic Manufacturing Services–0.10%
TE Connectivity PLC (Switzerland)	982	202,783
Environmental & Facilities Services–0.30%
Republic Services, Inc.	667	156,058
Waste Connections, Inc.	782	144,521
Waste Management, Inc.	1,273	288,195
		588,774
Fertilizers & Agricultural Chemicals–0.08%
Corteva, Inc.	2,010	149,122
Financial Exchanges & Data–0.86%
CME Group, Inc., Class A	1,168	311,284
Coinbase Global, Inc., Class A(b)	520	158,361
Intercontinental Exchange, Inc.	1,609	284,149
Moody’s Corp.	486	247,743
MSCI, Inc.	209	118,654
Nasdaq, Inc.	1,153	109,235
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Income Advantage U.S. Fund

Shares		Value
Financial Exchanges & Data–(continued)
S&P Global, Inc.	868	$476,046
		1,705,472
Food Distributors–0.06%
Sysco Corp.	1,427	114,831
Food Retail–0.08%
Kroger Co. (The)	2,291	155,421
Footwear–0.13%
NIKE, Inc., Class B	3,325	257,255
Gold–0.15%
Newmont Corp.	3,930	292,392
Health Care Distributors–0.26%
Cardinal Health, Inc.	715	106,378
Cencora, Inc.	550	160,385
McKesson Corp.	379	260,237
		527,000
Health Care Equipment–1.56%
Abbott Laboratories	5,049	669,800
Becton, Dickinson and Co.	876	169,050
Boston Scientific Corp.(b)	4,407	464,938
DexCom, Inc.(b)	996	75,039
Edwards Lifesciences Corp.(b)	1,545	125,670
GE HealthCare Technologies, Inc.	1,253	92,384
IDEXX Laboratories, Inc.(b)	218	141,066
Intuitive Surgical, Inc.(b)	953	451,050
Medtronic PLC	3,771	349,987
ResMed, Inc.(c)	375	102,941
STERIS PLC	278	68,127
Stryker Corp.	1,001	391,801
		3,101,853
Health Care Facilities–0.10%
HCA Healthcare, Inc.	508	205,212
Health Care REITs–0.20%
Ventas, Inc.	1,294	88,096
Welltower, Inc.	1,880	316,366
		404,462
Health Care Services–0.31%
Cigna Group (The)	779	234,378
CVS Health Corp.	4,136	302,548
Labcorp Holdings, Inc.	261	72,555
		609,481
Health Care Technology–0.06%
Veeva Systems, Inc., Class A(b)(c)	406	109,295
Heavy Electrical Equipment–0.29%
GE Vernova, Inc.	946	579,870
Home Improvement Retail–0.79%
Home Depot, Inc. (The)	2,836	1,153,600
Lowe’s Cos., Inc.	1,618	417,541
		1,571,141
Homebuilding–0.12%
D.R. Horton, Inc.	825	139,821
Shares		Value
Homebuilding–(continued)
Lennar Corp., Class A(c)	727	$96,793
		236,614
Hotels, Resorts & Cruise Lines–0.69%
Airbnb, Inc., Class A(b)	1,245	162,510
Booking Holdings, Inc.	104	582,301
Hilton Worldwide Holdings, Inc.	657	181,372
Marriott International, Inc., Class A	640	171,430
Royal Caribbean Cruises Ltd.(c)	732	265,877
		1,363,490
Household Products–0.71%
Church & Dwight Co., Inc.(c)	694	64,653
Colgate-Palmolive Co.	2,584	217,237
Kimberly-Clark Corp.	964	124,491
Procter & Gamble Co. (The)	6,375	1,001,130
		1,407,511
Human Resource & Employment Services–0.27%
Automatic Data Processing, Inc.	1,314	399,522
Paychex, Inc.	961	134,016
		533,538
Independent Power Producers & Energy Traders–0.12%
Vistra Corp.	1,251	236,577
Industrial Conglomerates–0.30%
3M Co.	1,453	225,985
Honeywell International, Inc.	1,697	372,492
		598,477
Industrial Gases–0.43%
Air Products and Chemicals, Inc.	574	168,819
Linde PLC	1,443	690,173
		858,992
Industrial Machinery & Supplies & Components–0.43%
Dover Corp.	373	66,715
Fortive Corp.	1,056	50,540
Illinois Tool Works, Inc.(c)	811	214,631
Ingersoll Rand, Inc.	1,091	86,658
Otis Worldwide Corp.	1,167	100,805
Parker-Hannifin Corp.	328	249,067
Xylem, Inc.	682	96,544
		864,960
Industrial REITs–0.15%
Prologis, Inc.	2,616	297,648
Insurance Brokers–0.44%
Aon PLC, Class A	594	217,998
Arthur J. Gallagher & Co.	742	224,641
Marsh & McLennan Cos., Inc.	1,557	320,446
Willis Towers Watson PLC	356	116,337
		879,422
Integrated Oil & Gas–1.21%
Chevron Corp.	5,505	884,103
Exxon Mobil Corp.	12,216	1,396,167
Occidental Petroleum Corp.	2,887	137,450
		2,417,720
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Income Advantage U.S. Fund

Shares		Value
Integrated Telecommunication Services–0.78%
AT&T, Inc.	27,414	$802,956
Verizon Communications, Inc.	16,725	739,747
		1,542,703
Interactive Home Entertainment–0.23%
Electronic Arts, Inc.	700	120,365
Roblox Corp., Class A(b)	1,737	216,413
Take-Two Interactive Software, Inc.(b)	486	113,369
		450,147
Interactive Media & Services–5.55%
Alphabet, Inc., Class A	30,427	6,478,213
Meta Platforms, Inc., Class A	6,183	4,567,382
		11,045,595
Internet Services & Infrastructure–0.25%
Cloudflare, Inc., Class A(b)	873	182,204
CoreWeave, Inc., Class A(b)(c)	972	100,155
Snowflake, Inc., Class A(b)	871	207,873
		490,232
Investment Banking & Brokerage–0.97%
Charles Schwab Corp. (The)	4,653	445,944
Goldman Sachs Group, Inc. (The)	920	685,630
Morgan Stanley	3,490	525,175
Robinhood Markets, Inc., Class A(b)	2,614	271,934
		1,928,683
IT Consulting & Other Services–0.71%
Accenture PLC, Class A (Ireland)	1,936	503,302
Cognizant Technology Solutions Corp., Class A	1,620	117,045
Gartner, Inc.(b)	193	48,480
International Business Machines Corp.(c)	3,076	748,975
		1,417,802
Life & Health Insurance–0.21%
Aflac, Inc.	1,392	148,749
MetLife, Inc.	2,133	173,541
Prudential Financial, Inc.	910	99,791
		422,081
Life Sciences Tools & Services–0.60%
Agilent Technologies, Inc.	782	98,266
Danaher Corp.	1,741	358,333
IQVIA Holdings, Inc.(b)	511	97,504
Mettler-Toledo International, Inc.(b)	57	74,159
Thermo Fisher Scientific, Inc.	1,058	521,298
Waters Corp.(b)	155	46,779
		1,196,339
Managed Health Care–0.62%
Centene Corp.(b)	1,548	44,954
Elevance Health, Inc.	651	207,441
Humana, Inc.	344	104,459
UnitedHealth Group, Inc.	2,839	879,721
		1,236,575
Movies & Entertainment–1.15%
Liberty Media Corp.-Liberty Formula One(b)(c)	869	86,813
Shares		Value
Movies & Entertainment–(continued)
Netflix, Inc.(b)	1,250	$1,510,312
Walt Disney Co. (The)	5,168	611,788
Warner Bros. Discovery, Inc.(b)	6,706	78,058
		2,286,971
Multi-Family Residential REITs–0.08%
AvalonBay Communities, Inc.(c)	429	84,019
Equity Residential(c)	1,140	75,377
		159,396
Multi-line Insurance–0.07%
American International Group, Inc.	1,808	147,027
Multi-Sector Holdings–1.40%
Berkshire Hathaway, Inc., Class B(b)	5,528	2,780,473
Multi-Utilities–0.45%
Ameren Corp.	860	85,811
CMS Energy Corp.	923	66,059
Consolidated Edison, Inc.	1,131	111,098
Dominion Energy, Inc.	2,318	138,848
DTE Energy Co.	676	92,375
Public Service Enterprise Group, Inc.	1,477	121,602
Sempra	1,927	159,093
WEC Energy Group, Inc.	1,068	113,753
		888,639
Oil & Gas Equipment & Services–0.14%
Baker Hughes Co., Class A	2,669	121,173
Schlumberger N.V.	4,130	152,149
		273,322
Oil & Gas Exploration & Production–0.35%
ConocoPhillips	3,483	344,712
Devon Energy Corp.	1,888	68,157
Diamondback Energy, Inc.	524	77,950
EOG Resources, Inc.	1,696	211,695
		702,514
Oil & Gas Refining & Marketing–0.22%
Marathon Petroleum Corp.	891	160,122
Phillips 66	1,047	139,858
Valero Energy Corp.	906	137,721
		437,701
Oil & Gas Storage & Transportation–0.33%
Cheniere Energy, Inc.	677	163,712
Kinder Morgan, Inc.	5,749	155,108
ONEOK, Inc.	1,664	127,096
Williams Cos., Inc. (The)	3,600	208,368
		654,284
Other Specialized REITs–0.07%
VICI Properties, Inc.	4,091	138,194
Packaged Foods & Meats–0.32%
General Mills, Inc.	1,780	87,807
Hershey Co. (The)(c)	442	81,218
Kellanova	822	65,349
Kraft Heinz Co. (The)	4,250	118,873
McCormick & Co., Inc.(c)	698	49,118
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Income Advantage U.S. Fund

Shares		Value
Packaged Foods & Meats–(continued)
Mondelez International, Inc., Class A	3,673	$225,669
		628,034
Passenger Airlines–0.02%
Delta Air Lines, Inc.	569	35,153
Passenger Ground Transportation–0.28%
Uber Technologies, Inc.(b)	6,008	563,250
Personal Care Products–0.05%
Kenvue, Inc.	5,170	107,071
Pharmaceuticals–2.37%
Bristol-Myers Squibb Co.	6,878	324,504
Eli Lilly and Co.	2,295	1,681,271
Johnson & Johnson	7,876	1,395,391
Merck & Co., Inc.	8,100	681,372
Pfizer, Inc.	17,477	432,730
Zoetis, Inc.	1,264	197,690
		4,712,958
Property & Casualty Insurance–0.74%
Allstate Corp. (The)	845	171,915
Arch Capital Group Ltd.	1,144	104,710
Chubb Ltd.	1,291	355,115
Hartford Insurance Group, Inc. (The)	934	123,578
Markel Group, Inc.(b)(c)	41	80,322
Progressive Corp. (The)	1,798	444,214
Travelers Cos., Inc. (The)	724	196,573
		1,476,427
Rail Transportation–0.39%
CSX Corp.	5,915	192,297
Norfolk Southern Corp.	623	174,427
Union Pacific Corp.	1,795	401,308
		768,032
Real Estate Services–0.13%
CBRE Group, Inc., Class A(b)	918	148,826
CoStar Group, Inc.(b)	1,130	101,124
		249,950
Regional Banks–0.16%
M&T Bank Corp.	478	96,394
Regions Financial Corp.	2,683	73,487
Truist Financial Corp.	3,368	157,690
		327,571
Research & Consulting Services–0.10%
Equifax, Inc.	318	78,323
Verisk Analytics, Inc.	457	122,531
		200,854
Restaurants–0.74%
Chipotle Mexican Grill, Inc.(b)	3,638	153,305
DoorDash, Inc., Class A(b)	993	243,533
McDonald’s Corp.	2,196	688,534
Starbucks Corp.	2,922	257,691
Yum! Brands, Inc.	877	128,893
		1,471,956
Shares		Value
Retail REITs–0.16%
Realty Income Corp.	2,719	$159,768
Simon Property Group, Inc.	921	166,388
		326,156
Self-Storage REITs–0.12%
Extra Space Storage, Inc.	577	82,846
Public Storage	509	149,946
		232,792
Semiconductor Materials & Equipment–0.54%
Applied Materials, Inc.	2,382	382,930
KLA Corp.	359	313,048
Lam Research Corp.	3,684	368,953
		1,064,931
Semiconductors–8.87%
Advanced Micro Devices, Inc.(b)	4,163	677,029
Analog Devices, Inc.	1,373	345,049
Broadcom, Inc.	12,618	3,752,467
GLOBALFOUNDRIES, Inc.(b)	274	9,149
Intel Corp.	11,210	272,963
Marvell Technology, Inc.	2,308	145,092
Microchip Technology, Inc.	1,473	95,745
Micron Technology, Inc.	3,103	369,288
Monolithic Power Systems, Inc.	118	98,620
NVIDIA Corp.	62,166	10,828,074
QUALCOMM, Inc.	3,400	546,482
Texas Instruments, Inc.	2,548	515,919
		17,655,877
Soft Drinks & Non-alcoholic Beverages–0.85%
Coca-Cola Co. (The)	12,545	865,479
Keurig Dr Pepper, Inc.	3,586	104,317
Monster Beverage Corp.(b)	2,131	132,996
PepsiCo, Inc.	3,998	594,303
		1,697,095
Specialty Chemicals–0.30%
DuPont de Nemours, Inc.	1,272	97,842
Ecolab, Inc.	704	195,036
PPG Industries, Inc.	655	72,856
Sherwin-Williams Co. (The)	643	235,229
		600,963
Steel–0.05%
Nucor Corp.	695	103,367
Systems Software–6.22%
CrowdStrike Holdings, Inc., Class A(b)(c)	715	302,945
Fortinet, Inc.(b)	1,845	145,331
Microsoft Corp.	20,033	10,150,521
Oracle Corp.	4,246	960,148
Palo Alto Networks, Inc.(b)	1,701	324,074
ServiceNow, Inc.(b)	554	508,273
		12,391,292
Technology Distributors–0.03%
CDW Corp.	373	61,455
Technology Hardware, Storage & Peripherals–4.91%
Apple, Inc.	40,825	9,477,115
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Income Advantage U.S. Fund

Shares		Value
Technology Hardware, Storage & Peripherals–(continued)
Hewlett Packard Enterprise Co.	3,844	$86,759
HP, Inc.	2,801	79,941
NetApp, Inc.(c)	617	69,591
Super Micro Computer, Inc.(b)	1,340	55,664
		9,769,070
Telecom Tower REITs–0.22%
American Tower Corp.	1,246	253,997
Crown Castle, Inc.	1,197	118,671
SBA Communications Corp., Class A	314	64,323
		436,991
Tobacco–0.57%
Altria Group, Inc.	5,487	368,781
Philip Morris International, Inc.	4,539	758,603
		1,127,384
Trading Companies & Distributors–0.31%
Fastenal Co.	3,338	165,765
Ferguson Enterprises, Inc.	550	127,133
United Rentals, Inc.(c)	197	188,399
W.W. Grainger, Inc.	129	130,741
		612,038
Transaction & Payment Processing Services–2.24%
Block, Inc., Class A(b)(c)	1,657	131,963
Corpay, Inc.(b)	206	67,088
Fidelity National Information Services, Inc.	1,600	111,696
Fiserv, Inc.(b)	1,759	243,059
Mastercard, Inc., Class A	2,913	1,734,080
PayPal Holdings, Inc.(b)	3,364	236,119
Visa, Inc., Class A	5,518	1,941,122
		4,465,127
Water Utilities–0.04%
American Water Works Co., Inc.	557	79,935
Wireless Telecommunication Services–0.22%
T-Mobile US, Inc.	1,746	439,974
Total Common Stocks & Other Equity Interests (Cost $100,222,993)		152,959,697
Principal Amount
Equity Linked Notes–5.28%
Diversified Banks–4.32%
Barclays Bank PLC (S&P 500 Index) (United Kingdom), 160.00%, 09/25/2025(d)	$758,000	759,599
Citigroup Inc. (S&P 500 Index),
160.74%, 09/04/2025(d)	801,000	728,743
150.47%, 09/08/2025(d)	1,026,000	1,005,356
164.58%, 10/01/2025(d)	823,000	823,000
Principal Amount		Value
Diversified Banks–(continued)
JPMorgan Chase & Co. (S&P 500 Index), 144.12%, 09/24/2025(d)	$611,000	$614,128
Mizuho Financial Group, Inc. (S&P 500 Index) (Japan), 153.90%, 09/10/2025(d)	802,000	797,836
Mizuho Markets Cayman L.P. (S&P 500 Index) (Japan), 103.00%, 09/09/2025(d)	891,000	899,371
Royal Bank of Canada (S&P 500 Index) (Canada), 153.05%, 09/17/2025(d)	955,000	955,471
Societe Generale (S&P 500 Index) (France),
116.95%, 09/02/2025(d)	576,000	564,947
175.80%, 09/18/2025(d)	716,000	720,416
Wells Fargo & Co. (S&P 500 Index), 108.43%, 09/15/2025(d)	711,000	720,755
		8,589,622
Diversified Capital Markets–0.96%
UBS AG (S&P 500 Index) (Switzerland), 106.00%, 09/22/2025(d)	683,000	691,626
UBS Group AG (S&P 500 Index) (Switzerland),
175.25%, 09/11/2025(d)	632,000	622,879
111.50%, 09/29/2025(d)	595,000	599,547
		1,914,052
Total Equity Linked Notes (Cost $10,580,000)		10,503,674
Shares
Money Market Funds–18.68%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(e)(f)	13,072,745	13,072,745
Invesco Treasury Portfolio, Institutional Class, 4.17%(e)(f)	24,104,793	24,104,793
Total Money Market Funds (Cost $37,177,538)		37,177,538
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.80% (Cost $147,980,531)		200,640,909
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.61%
Invesco Private Government Fund, 4.28%(e)(f)(g)	1,449,773	1,449,773
Invesco Private Prime Fund, 4.46%(e)(f)(g)	3,754,193	3,755,319
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,204,870)		5,205,092
TOTAL INVESTMENTS IN SECURITIES–103.41% (Cost $153,185,401)		205,846,001
OTHER ASSETS LESS LIABILITIES—(3.41)%		(6,784,834)
NET ASSETS–100.00%		$199,061,167
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Income Advantage U.S. Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $10,503,674, which represented 5.28% of the Fund’s Net Assets.

(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,402,682	$24,426,643	$(25,756,580)	$-	$-	$13,072,745	$571,122
Invesco Treasury Portfolio, Institutional Class	26,574,675	45,363,765	(47,833,647)	-	-	24,104,793	1,044,457
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	557,137	31,065,149	(30,172,513)	-	-	1,449,773	37,848*
Invesco Private Prime Fund	1,451,384	66,480,990	(64,177,051)	153	(157)	3,755,319	103,133*
Total	$42,985,878	$167,336,547	$(167,939,791)	$153	$(157)	$42,382,630	$1,756,560

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Income Advantage U.S. Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $110,802,993)*	$163,463,371
Investments in affiliated money market funds, at value (Cost $42,382,408)	42,382,630
Cash	614,345
Receivable for:
Fund shares sold	17,154
Dividends	290,007
Interest	458,268
Investment for trustee deferred compensation and retirement plans	132,616
Other assets	53,917
Total assets	207,412,308
Liabilities:
Payable for:
Investments purchased	2,787,000
Dividends	20
Fund shares reacquired	84,681
Due to broker	3,345
Collateral upon return of securities loaned	5,204,870
Accrued fees to affiliates	89,583
Accrued trustees’ and officers’ fees and benefits	3,178
Accrued other operating expenses	42,265
Trustee deferred compensation and retirement plans	136,199
Total liabilities	8,351,141
Net assets applicable to shares outstanding	$199,061,167
Net assets consist of:
Shares of beneficial interest	$180,068,525
Distributable earnings	18,992,642
$199,061,167
Net Assets:
Class A	$146,023,297
Class C	$2,627,492
Class R	$1,188,752
Class Y	$14,519,355
Investor Class	$32,638,419
Class R5	$118,472
Class R6	$1,945,380
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,435,730
Class C	227,931
Class R	101,753
Class Y	1,231,048
Investor Class	2,769,340
Class R5	10,043
Class R6	164,940
Class A:
Net asset value per share	$11.74
Maximum offering price per share (Net asset value of $11.74 ÷ 94.50%)	$12.42
Class C:
Net asset value and offering price per share	$11.53
Class R:
Net asset value and offering price per share	$11.68
Class Y:
Net asset value and offering price per share	$11.79
Investor Class:
Net asset value and offering price per share	$11.79
Class R5:
Net asset value and offering price per share	$11.80
Class R6:
Net asset value and offering price per share	$11.79

*	At August 31, 2025, securities with an aggregate value of $5,070,811 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Income Advantage U.S. Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$10,252,149
Dividends (net of foreign withholding taxes of $161)	2,112,708
Dividends from affiliated money market funds (includes net securities lending income of $26,814)	1,642,393
Total investment income	14,007,250
Expenses:
Advisory fees	1,144,596
Administrative services fees	27,514
Custodian fees	11,313
Distribution fees:
Class A	351,335
Class C	25,469
Class R	5,229
Investor Class	82,480
Transfer agent fees — A, C, R, Y and Investor	253,620
Transfer agent fees — R5	110
Transfer agent fees — R6	454
Trustees’ and officers’ fees and benefits	23,069
Registration and filing fees	97,006
Reports to shareholders	26,710
Professional services fees	55,557
Other	13,905
Total expenses	2,118,367
Less: Fees waived and/or expense offset arrangement(s)	(54,432)
Net expenses	2,063,935
Net investment income	11,943,315
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,448,437
Affiliated investment securities	(157)
1,448,280
Change in net unrealized appreciation of:
Unaffiliated investment securities	11,044,215
Affiliated investment securities	153
11,044,368
Net realized and unrealized gain	12,492,648
Net increase in net assets resulting from operations	$24,435,963
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Income Advantage U.S. Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$11,943,315	$12,727,602
Net realized gain (loss)	1,448,280	(9,976,266)
Change in net unrealized appreciation	11,044,368	30,946,364
Net increase in net assets resulting from operations	24,435,963	33,697,700
Distributions to shareholders from distributable earnings:
Class A	(8,796,055)	(8,904,189)
Class C	(140,985)	(159,667)
Class R	(62,966)	(48,612)
Class Y	(795,358)	(593,843)
Investor Class	(2,058,020)	(2,205,943)
Class R5	(7,223)	(282,091)
Class R6	(66,191)	(1,018,749)
Total distributions from distributable earnings	(11,926,798)	(13,213,094)
Share transactions–net:
Class A	(3,254,300)	(3,289,275)
Class C	(141,077)	(384,945)
Class R	140,472	235,233
Class Y	3,864,978	18,650
Investor Class	(3,601,705)	(2,414,760)
Class R5	6,793	(11,667,460)
Class R6	(32,911,304)	33,331,690
Net increase (decrease) in net assets resulting from share transactions	(35,896,143)	15,829,133
Net increase (decrease) in net assets	(23,386,978)	36,313,739
Net assets:
Beginning of year	222,448,145	186,134,406
End of year	$199,061,167	$222,448,145
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Income Advantage U.S. Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$10.97	$0.70	$0.77	$1.47	$(0.70)	$—	$(0.70)	$11.74	13.93%	$146,023	1.08%	1.11%	6.26%	34%
Year ended 08/31/24	9.90	0.67	1.09	1.76	(0.69)	—	(0.69)	10.97	18.49	139,696	1.09	1.14	6.49	54
Year ended 08/31/23	9.46	0.65	0.44	1.09	(0.65)	—	(0.65)	9.90	12.08	129,132	1.04	1.14	6.93	46
Year ended 08/31/22	12.29	0.59	(1.64)	(1.05)	(0.59)	(1.19)	(1.78)	9.46	(9.88)	125,096	1.05	1.14	5.52	44
Year ended 08/31/21	10.24	0.13	2.07	2.20	(0.15)	—	(0.15)	12.29	21.70	150,436	1.16	1.17	1.15	143
Class C
Year ended 08/31/25	10.77	0.60	0.77	1.37	(0.61)	—	(0.61)	11.53	13.12	2,627	1.83	1.86	5.51	34
Year ended 08/31/24	9.72	0.58	1.07	1.65	(0.60)	—	(0.60)	10.77	17.61	2,599	1.84	1.89	5.74	54
Year ended 08/31/23	9.29	0.57	0.43	1.00	(0.57)	—	(0.57)	9.72	11.22	2,704	1.79	1.89	6.18	46
Year ended 08/31/22	12.07	0.51	(1.61)	(1.10)	(0.49)	(1.19)	(1.68)	9.29	(10.51)	2,942	1.80	1.89	4.77	44
Year ended 08/31/21	10.06	0.04	2.04	2.08	(0.07)	—	(0.07)	12.07	20.74	3,748	1.91	1.92	0.40	143
Class R
Year ended 08/31/25	10.91	0.67	0.77	1.44	(0.67)	—	(0.67)	11.68	13.69	1,189	1.33	1.36	6.01	34
Year ended 08/31/24	9.85	0.64	1.08	1.72	(0.66)	—	(0.66)	10.91	18.15	972	1.34	1.39	6.24	54
Year ended 08/31/23	9.41	0.63	0.43	1.06	(0.62)	—	(0.62)	9.85	11.83	656	1.29	1.39	6.68	46
Year ended 08/31/22	12.23	0.57	(1.64)	(1.07)	(0.56)	(1.19)	(1.75)	9.41	(10.13)	492	1.30	1.39	5.27	44
Year ended 08/31/21	10.19	0.10	2.06	2.16	(0.12)	—	(0.12)	12.23	21.39	691	1.41	1.42	0.90	143
Class Y
Year ended 08/31/25	11.02	0.73	0.77	1.50	(0.73)	—	(0.73)	11.79	14.18	14,519	0.83	0.86	6.51	34
Year ended 08/31/24	9.94	0.70	1.10	1.80	(0.72)	—	(0.72)	11.02	18.85	9,775	0.84	0.89	6.74	54
Year ended 08/31/23	9.51	0.68	0.42	1.10	(0.67)	—	(0.67)	9.94	12.22	8,856	0.79	0.89	7.18	46
Year ended 08/31/22	12.35	0.62	(1.64)	(1.02)	(0.63)	(1.19)	(1.82)	9.51	(9.61)	8,271	0.80	0.89	5.77	44
Year ended 08/31/21	10.29	0.15	2.08	2.23	(0.17)	—	(0.17)	12.35	22.00	8,370	0.91	0.92	1.40	143
Investor Class
Year ended 08/31/25	11.01	0.70	0.78	1.48	(0.70)	—	(0.70)	11.79	14.00	32,638	1.08	1.11	6.26	34
Year ended 08/31/24	9.93	0.67	1.10	1.77	(0.69)	—	(0.69)	11.01	18.56	34,158	1.09	1.14	6.49	54
Year ended 08/31/23	9.50	0.66	0.42	1.08	(0.65)	—	(0.65)	9.93	11.95	33,187	1.04	1.14	6.93	46
Year ended 08/31/22	12.33	0.60	(1.64)	(1.04)	(0.60)	(1.19)	(1.79)	9.50	(9.82)	30,152	1.05	1.14	5.52	44
Year ended 08/31/21	10.28	0.13	2.07	2.20	(0.15)	—	(0.15)	12.33	21.61	36,982	1.16	1.17	1.15	143
Class R5
Year ended 08/31/25	11.02	0.73	0.79	1.52	(0.74)	—	(0.74)	11.80	14.35	118	0.81	0.83	6.53	34
Year ended 08/31/24	9.95	0.67	1.13	1.80	(0.73)	—	(0.73)	11.02	18.83	106	0.76	0.78	6.82	54
Year ended 08/31/23	9.52	0.69	0.42	1.11	(0.68)	—	(0.68)	9.95	12.27	11,550	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.64)	(1.01)	(0.64)	(1.19)	(1.83)	9.52	(9.55)	10,393	0.76	0.77	5.81	44
Year ended 08/31/21	10.30	0.18	2.08	2.26	(0.20)	—	(0.20)	12.36	22.23	11,702	0.72	0.72	1.59	143
Class R6
Year ended 08/31/25	11.01	0.73	0.79	1.52	(0.74)	—	(0.74)	11.79	14.39	1,945	0.74	0.76	6.60	34
Year ended 08/31/24	9.95	0.73	1.06	1.79	(0.73)	—	(0.73)	11.01	18.72	35,143	0.76	0.78	6.82	54
Year ended 08/31/23	9.51	0.69	0.43	1.12	(0.68)	—	(0.68)	9.95	12.39	49	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.65)	(1.02)	(0.64)	(1.19)	(1.83)	9.51	(9.64)	29	0.75	0.77	5.82	44
Year ended 08/31/21	10.30	0.17	2.09	2.26	(0.20)	—	(0.20)	12.36	22.23	37	0.72	0.72	1.59	143

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Income Advantage U.S. Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Income Advantage U.S. Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is income and long-term growth of capital.
The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Equity-linked notes are valued using an independent pricing service provider whose calculations are based on various data points that are included in the trade terms.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse
13
Invesco Income Advantage U.S. Fund

investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, or an index or basket of securities (underlying securities)) and one or more related equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability. Upon the maturity of an ELN, the
14
Invesco Income Advantage U.S. Fund

Fund generally receives an interest coupon payment and the par value of the note plus or minus a return based on the performance of the underlying securities and the related equity derivatives. If the underlying securities have depreciated in value or if their price appreciates or depreciates outside of a preset range, depending on the type of ELN, the Fund may receive only the principal amount of the note or less than the principal amount of the note, or may even lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by the Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to the Fund and result in losses on the ELN that exceed the losses on the underlying securities. The economic leverage associated with investments in ELNs is distinguishable from indebtedness leverage in that it does not expose the Fund to losing more than the principal amount of the ELN. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. In addition, investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of the underlying securities. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying securities directly.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $1,768 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.600%
Next $250 million	0.575%
Next $500 million	0.550%
Next $1.5 billion	0.525%
Next $2.5 billion	0.500%
Next $2.5 billion	0.475%
Next $2.5 billion	0.450%
Over $10 billion	0.425%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.60%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $42,235.
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Invesco Income Advantage U.S. Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares, and 0.25% of the average daily net assets of Investor Class shares. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $11,904 in front-end sales commissions from the sale of Class A shares and $2 and $71 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $1,695 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$152,959,697	$—	$—	$152,959,697
Equity Linked Notes	—	10,503,674	—	10,503,674
Money Market Funds	37,177,538	5,205,092	—	42,382,630
Total Investments	$190,137,235	$15,708,766	$—	$205,846,001
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,197.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
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Invesco Income Advantage U.S. Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$11,926,798	$13,213,094

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$429,078
Net unrealized appreciation — investments	51,373,258
Temporary book/tax differences	(77,958)
Capital loss carryforward	(32,731,736)
Shares of beneficial interest	180,068,525
Total net assets	$199,061,167
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$32,731,736	$—	$32,731,736
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $50,594,290 and $91,033,973, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$53,026,839
Aggregate unrealized (depreciation) of investments	(1,653,581)
Net unrealized appreciation of investments	$51,373,258
Cost of investments for tax purposes is $154,472,743.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, on August 31, 2025, undistributed net investment income was increased by $12 and undistributed net realized gain (loss) was decreased by $12. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
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Invesco Income Advantage U.S. Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	519,380	$5,834,053	491,082	$5,031,635
Class C	37,976	419,306	25,839	257,215
Class R	20,876	228,882	39,431	415,414
Class Y	827,804	9,198,761	617,981	6,586,043
Investor Class	49,996	561,979	62,801	672,496
Class R5	4,542	52,019	7,243	72,940
Class R6	148,110	1,626,256	3,319,155	34,786,077
Issued as reinvestment of dividends:
Class A	706,504	7,905,889	784,302	8,048,665
Class C	11,885	130,545	15,204	152,958
Class R	5,649	62,933	4,748	48,593
Class Y	49,127	550,492	47,342	487,874
Investor Class	177,301	1,992,001	206,920	2,129,596
Class R5	205	2,311	28,486	277,256
Class R6	5,870	65,489	94,930	1,018,060
Automatic conversion of Class C shares to Class A shares:
Class A	27,330	300,930	32,080	332,690
Class C	(27,830)	(300,930)	(32,673)	(332,690)
Reacquired:
Class A	(1,555,091)	(17,295,172)	(1,619,333)	(16,702,265)
Class C	(35,431)	(389,998)	(45,351)	(462,428)
Class R	(13,895)	(151,343)	(21,647)	(228,774)
Class Y	(533,022)	(5,884,275)	(669,092)	(7,055,267)
Investor Class	(560,411)	(6,155,685)	(507,957)	(5,216,852)
Class R5	(4,303)	(47,537)	(1,186,804)	(12,017,656)
Class R6	(3,179,803)	(34,603,049)	(228,270)	(2,472,447)
Net increase (decrease) in share activity	(3,317,231)	$(35,896,143)	1,466,417	$15,829,133

(a)
There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

18
Invesco Income Advantage U.S. Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Income Advantage U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage U.S. Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco Income Advantage U.S. Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage U.S. Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund had changed its name, investment strategy and index against which future performance will be compared in 2021, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance
20
Invesco Income Advantage U.S. Fund

data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’
management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
21
Invesco Income Advantage U.S. Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	16.92%
Corporate Dividends Received Deduction*	16.37%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	4.76%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
22
Invesco Income Advantage U.S. Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
23
Invesco Income Advantage U.S. Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
LVEY-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco NASDAQ 100 Index Fund
Nasdaq:
R6: IVNQX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.84%
Advertising–0.14%
Trade Desk, Inc. (The), Class A(b)(c)	4,368	$238,755
Aerospace & Defense–0.32%
Axon Enterprise, Inc.(b)	759	567,193
Apparel Retail–0.27%
Ross Stores, Inc.	3,205	471,648
Apparel, Accessories & Luxury Goods–0.13%
lululemon athletica, inc.(b)	1,121	226,666
Application Software–7.61%
Adobe, Inc.(b)	4,154	1,481,732
AppLovin Corp., Class A(b)	2,999	1,435,291
Atlassian Corp., Class A(b)	1,611	286,404
Autodesk, Inc.(b)	2,086	656,464
Cadence Design Systems, Inc.(b)	2,662	932,845
Datadog, Inc., Class A(b)(c)	3,114	425,622
Intuit, Inc.	2,719	1,813,573
Palantir Technologies, Inc., Class A(b)	22,058	3,456,709
Roper Technologies, Inc.	1,048	551,573
Strategy, Inc., Class A(b)	2,474	827,330
Synopsys, Inc.(b)	1,804	1,088,750
Workday, Inc., Class A(b)	2,105	485,876
		13,442,169
Automobile Manufacturers–2.73%
Tesla, Inc.(b)	14,421	4,814,739
Automotive Retail–0.49%
O’Reilly Automotive, Inc.(b)	8,333	863,965
Biotechnology–2.63%
Amgen, Inc.	5,241	1,507,888
Biogen, Inc.(b)	1,428	188,810
Gilead Sciences, Inc.	12,125	1,369,761
Regeneron Pharmaceuticals, Inc.	1,035	601,025
Vertex Pharmaceuticals, Inc.(b)	2,503	978,723
		4,646,207
Broadline Retail–6.59%
Amazon.com, Inc.(b)	42,062	9,632,198
MercadoLibre, Inc. (Brazil)(b)	494	1,221,618
PDD Holdings, Inc., ADR (China)(b)	6,511	782,752
		11,636,568
Cable & Satellite–0.90%
Charter Communications, Inc., Class A(b)	1,368	363,313
Comcast Corp., Class A	36,303	1,233,213
		1,596,526
Cargo Ground Transportation–0.18%
Old Dominion Freight Line, Inc.	2,060	310,998
Communications Equipment–1.51%
Cisco Systems, Inc.	38,601	2,666,943
Shares		Value
Construction Machinery & Heavy Transportation Equipment– 0.29%
PACCAR, Inc.	5,117	$511,598
Consumer Staples Merchandise Retail–2.31%
Costco Wholesale Corp.	4,325	4,079,859
Diversified Support Services–0.73%
Cintas Corp.	3,936	826,678
Copart, Inc.(b)	9,417	459,644
		1,286,322
Electric Utilities–1.33%
American Electric Power Co., Inc.	5,207	578,081
Constellation Energy Corp.(c)	3,055	940,879
Exelon Corp.	9,841	429,855
Xcel Energy, Inc.	5,622	406,977
		2,355,792
Health Care Equipment–1.57%
DexCom, Inc.(b)	3,822	287,949
GE HealthCare Technologies, Inc.	4,463	329,057
IDEXX Laboratories, Inc.(b)	784	507,319
Intuitive Surgical, Inc.(b)	3,494	1,653,693
		2,778,018
Hotels, Resorts & Cruise Lines–1.72%
Airbnb, Inc., Class A(b)	4,207	549,140
Booking Holdings, Inc.	317	1,774,899
Marriott International, Inc., Class A	2,670	715,186
		3,039,225
Human Resource & Employment Services–0.96%
Automatic Data Processing, Inc.	3,957	1,203,126
Paychex, Inc.	3,511	489,626
		1,692,752
Industrial Conglomerates–0.78%
Honeywell International, Inc.	6,265	1,375,168
Industrial Gases–1.24%
Linde PLC	4,588	2,194,395
Interactive Home Entertainment–0.47%
Electronic Arts, Inc.	2,444	420,246
Take-Two Interactive Software, Inc.(b)	1,776	414,287
		834,533
Interactive Media & Services–9.00%
Alphabet, Inc., Class A	23,059	4,909,492
Alphabet, Inc., Class C	21,629	4,618,440
Meta Platforms, Inc., Class A	8,602	6,354,297
		15,882,229
Internet Services & Infrastructure–0.95%
Shopify, Inc., Class A (Canada)(b)	11,874	1,677,559
IT Consulting & Other Services–0.20%
Cognizant Technology Solutions Corp., Class A	4,805	347,161
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco NASDAQ 100 Index Fund

Shares		Value
Movies & Entertainment–3.00%
Netflix, Inc.(b)	4,148	$5,011,821
Warner Bros. Discovery, Inc.(b)	24,116	280,710
		5,292,531
Oil & Gas Equipment & Services–0.25%
Baker Hughes Co., Class A	9,657	438,428
Oil & Gas Exploration & Production–0.24%
Diamondback Energy, Inc.	2,848	423,668
Packaged Foods & Meats–0.62%
Kraft Heinz Co. (The)	11,537	322,690
Mondelez International, Inc., Class A	12,621	775,434
		1,098,124
Pharmaceuticals–0.26%
AstraZeneca PLC, ADR (United Kingdom)	5,810	464,219
Rail Transportation–0.34%
CSX Corp.	18,311	595,291
Real Estate Services–0.21%
CoStar Group, Inc.(b)	4,112	367,983
Research & Consulting Services–0.65%
Thomson Reuters Corp. (Canada)	4,387	779,175
Verisk Analytics, Inc.	1,364	365,716
		1,144,891
Restaurants–1.09%
DoorDash, Inc., Class A(b)	3,886	953,041
Starbucks Corp.	11,077	976,881
		1,929,922
Semiconductor Materials & Equipment–2.41%
Applied Materials, Inc.	7,822	1,257,465
ASML Holding N.V., New York Shares (Netherlands)	852	632,712
KLA Corp.	1,289	1,124,008
Lam Research Corp.	12,468	1,248,670
		4,262,855
Semiconductors–21.33%
Advanced Micro Devices, Inc.(b)	15,805	2,570,367
Analog Devices, Inc.	4,837	1,215,587
ARM Holdings PLC, ADR(b)(c)	1,304	180,356
Broadcom, Inc.	30,811	9,162,882
GLOBALFOUNDRIES, Inc.(b)	5,390	179,972
Intel Corp.	42,519	1,035,338
Marvell Technology, Inc.	8,404	528,318
Microchip Technology, Inc.	5,258	341,770
Micron Technology, Inc.	10,894	1,296,495
NVIDIA Corp.	96,674	16,838,677
NXP Semiconductors N.V. (Netherlands)	2,463	578,436
ON Semiconductor Corp.(b)	4,073	201,980
QUALCOMM, Inc.	10,703	1,720,293
Texas Instruments, Inc.	8,855	1,792,960
		37,643,431
Shares		Value
Soft Drinks & Non-alcoholic Beverages–1.91%
Coca-Cola Europacific Partners PLC (United Kingdom)	4,477	$397,826
Keurig Dr Pepper, Inc.	13,239	385,123
Monster Beverage Corp.(b)	9,506	593,269
PepsiCo, Inc.	13,365	1,986,707
		3,362,925
Systems Software–10.31%
CrowdStrike Holdings, Inc., Class A(b)(c)	2,428	1,028,744
Fortinet, Inc.(b)	7,461	587,703
Microsoft Corp.	29,448	14,921,007
Palo Alto Networks, Inc.(b)	6,500	1,238,380
Zscaler, Inc.(b)	1,518	420,562
		18,196,396
Technology Distributors–0.12%
CDW Corp.	1,284	211,552
Technology Hardware, Storage & Peripherals–7.78%
Apple, Inc.(d)	59,176	13,737,117
Trading Companies & Distributors–0.31%
Fastenal Co.	11,183	555,348
Transaction & Payment Processing Services–0.38%
PayPal Holdings, Inc.(b)	9,480	665,401
Wireless Telecommunication Services–1.58%
T-Mobile US, Inc.	11,068	2,789,025
Total Common Stocks & Other Equity Interests (Cost $129,653,870)		172,716,095
Money Market Funds–2.51%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(e)(f)	1,547,536	1,547,536
Invesco Treasury Portfolio, Institutional Class, 4.17%(e)(f)	2,873,984	2,873,984
Total Money Market Funds (Cost $4,421,520)		4,421,520
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.35% (Cost $134,075,390)		177,137,615
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.64%
Invesco Private Government Fund, 4.28%(e)(f)(g)	805,300	805,300
Invesco Private Prime Fund, 4.46%(e)(f)(g)	2,092,691	2,093,319
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,898,517)		2,898,619
TOTAL INVESTMENTS IN SECURITIES–101.99% (Cost $136,973,907)		180,036,234
OTHER ASSETS LESS LIABILITIES—(1.99)%		(3,513,854)
NET ASSETS–100.00%		$176,522,380
Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco NASDAQ 100 Index Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$958,513	$18,430,777	$(17,841,754)	$-	$-	$1,547,536	$52,791
Invesco Treasury Portfolio, Institutional Class	1,780,075	34,228,586	(33,134,677)	-	-	2,873,984	97,284
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	282,641	44,199,041	(43,676,382)	-	-	805,300	49,818*
Invesco Private Prime Fund	739,081	98,277,370	(96,922,764)	78	(446)	2,093,319	132,336*
Total	$3,760,310	$195,135,774	$(191,575,577)	$78	$(446)	$7,320,139	$332,229

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Micro E-Mini Nasdaq 100 Index	93	September-2025	$4,363,886	$(23,256)	$(23,256)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco NASDAQ 100 Index Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $129,653,870)*	$172,716,095
Investments in affiliated money market funds, at value (Cost $7,320,037)	7,320,139
Cash	362
Receivable for:
Fund shares sold	112,659
Dividends	104,003
Investment for trustee deferred compensation and retirement plans	21,595
Other assets	8,528
Total assets	180,283,381
Liabilities:
Other investments:
Variation margin payable — futures contracts	57,129
Payable for:
Dividends	6,616
Fund shares reacquired	708,605
Collateral upon return of securities loaned	2,898,517
Accrued fees to affiliates	2,895
Accrued trustees’ and officers’ fees and benefits	3,048
Accrued other operating expenses	62,596
Trustee deferred compensation and retirement plans	21,595
Total liabilities	3,761,001
Net assets applicable to shares outstanding	$176,522,380
Net assets consist of:
Shares of beneficial interest	$133,987,009
Distributable earnings	42,535,371
$176,522,380
Net Assets:
Class R6	$176,522,380
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	3,659,361
Class R6:
Net asset value and offering price per share	$48.24

*	At August 31, 2025, securities with an aggregate value of $2,741,027 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco NASDAQ 100 Index Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $2,314)	$923,370
Dividends from affiliated money market funds (includes net securities lending income of $5,540)	155,615
Total investment income	1,078,985
Expenses:
Advisory fees	189,633
Administrative services fees	17,366
Custodian fees	7,742
Transfer agent fees	37,443
Trustees’ and officers’ fees and benefits	22,232
Registration and filing fees	23,811
Licensing fees	92,777
Reports to shareholders	11,706
Professional services fees	41,613
Other	3,071
Total expenses	447,394
Less: Fees waived	(84,765)
Net expenses	362,629
Net investment income	716,356
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(81,986)
Affiliated investment securities	(446)
Futures contracts	609,577
527,145
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	26,115,786
Affiliated investment securities	78
Futures contracts	(76,485)
26,039,379
Net realized and unrealized gain	26,566,524
Net increase in net assets resulting from operations	$27,282,880
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco NASDAQ 100 Index Fund

Statement of Changes in Net Assets
For the year ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$716,356	$404,213
Net realized gain	527,145	67,675
Change in net unrealized appreciation	26,039,379	12,550,384
Net increase in net assets resulting from operations	27,282,880	13,022,272
Distributions to shareholders from distributable earnings:
Class R6	(914,977)	(306,272)
Share transactions–net:
Class R6	51,727,872	61,180,151
Net increase in net assets	78,095,775	73,896,151
Net assets:
Beginning of year	98,426,605	24,530,454
End of year	$176,522,380	$98,426,605
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class R6
Year ended 08/31/25	$40.42	$0.25	$7.90	$8.15	$(0.26)	$(0.07)	$(0.33)	$48.24	20.26%	$176,522	0.29%	0.35%	0.56%	8%
Year ended 08/31/24	32.04	0.27	8.32	8.59	(0.21)	—	(0.21)	40.42	26.89	98,427	0.29	0.48	0.72	7
Year ended 08/31/23	25.23	0.19	6.80	6.99	(0.18)	—	(0.18)	32.04	27.88	24,530	0.29	1.12	0.69	46
Year ended 08/31/22	32.18	0.15	(6.81)	(6.66)	(0.14)	(0.15)	(0.29)	25.23	(20.86)	8,796	0.29	1.71	0.52	21
Period ended 08/31/21(d)	25.00	0.11	7.18	7.29	(0.11)	—	(0.11)	32.18	29.24	4,396	0.29 (e)	5.30 (e)	0.46 (e)	6

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of October 13, 2020.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco NASDAQ 100 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the "Underlying Index").
The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
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Invesco NASDAQ 100 Index Fund

B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
G.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
I.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
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Invesco NASDAQ 100 Index Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $582 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
L.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.
Other Risks - The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.150%
Over $2 billion	0.140%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.15%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class R6 shares to 0.29%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $84,765.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.
For the year ended August 31, 2025, the Fund incurred $1,027 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
11
Invesco NASDAQ 100 Index Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$172,716,095	$—	$—	$172,716,095
Money Market Funds	4,421,520	2,898,619	—	7,320,139
Total Investments in Securities	177,137,615	2,898,619	—	180,036,234
Other Investments - Liabilities*
Futures Contracts	(23,256)	—	—	(23,256)
Total Investments	$177,114,359	$2,898,619	$—	$180,012,978

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(23,256)
Derivatives not subject to master netting agreements	23,256
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$609,577
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(76,485)
Total	$533,092
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Invesco NASDAQ 100 Index Fund

The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$3,121,104

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$862,994	$306,272
Long-term capital gain	51,983	—
Total distributions	$914,977	$306,272

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$966,161
Undistributed long-term capital gain	407,373
Net unrealized appreciation — investments	41,176,374
Temporary book/tax differences	(14,537)
Shares of beneficial interest	133,987,009
Total net assets	$176,522,380
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $61,417,267 and $10,198,478, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$43,776,000
Aggregate unrealized (depreciation) of investments	(2,599,626)
Net unrealized appreciation of investments	$41,176,374
Cost of investments for tax purposes is $138,836,604.
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Invesco NASDAQ 100 Index Fund

NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class R6	1,830,542	$78,005,757	1,974,416	$72,504,046
Issued as reinvestment of dividends:
Class R6	20,812	900,762	8,222	304,823
Reacquired:
Class R6	(627,301)	(27,178,647)	(312,882)	(11,628,718)
Net increase in share activity	1,224,053	$51,727,872	1,669,756	$61,180,151

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco NASDAQ 100 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco NASDAQ 100 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco NASDAQ 100 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco NASDAQ 100 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco NASDAQ 100 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over the past three years ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Nasdaq-100 Index (Index). The Board noted that the Fund had commenced operations in October 2020 and that therefore performance information for the Fund was limited. The Board noted that performance of Class R6 shares of the Fund was in the fourth quintile of its performance universe for the one year period and the first quintile of its performance universe for the two, three and four year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class R6 shares of the Fund was reasonably comparable to the performance of the Index for the one, two, three and four year periods. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index
16
Invesco NASDAQ 100 Index Fund

due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also noted that the Fund’s actual management fee rate was 0.00% due to expense limits and/or waivers, which was below the median actual management fee rate of its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed exchange-traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated
17
Invesco NASDAQ 100 Index Fund

money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
18
Invesco NASDAQ 100 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$51,983
Qualified Dividend Income*	66.70%
Corporate Dividends Received Deduction*	64.03%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$123,113
19
Invesco NASDAQ 100 Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco NASDAQ 100 Index Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
NDQ-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX ■ C: SPICX ■ Y: SPIDX ■ R6: SPISX

2	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.53%
Advertising–0.09%
Interpublic Group of Cos., Inc. (The)	25,985	$697,439
Omnicom Group, Inc.	13,440	1,052,755
Trade Desk, Inc. (The), Class A(b)(c)	31,123	1,701,183
		3,451,377
Aerospace & Defense–2.17%
Axon Enterprise, Inc.(b)	5,085	3,799,970
Boeing Co. (The)(b)	51,906	12,181,300
General Dynamics Corp.	17,580	5,705,941
General Electric Co.	74,468	20,493,593
Howmet Aerospace, Inc.	28,039	4,881,590
Huntington Ingalls Industries, Inc.	2,715	735,195
L3Harris Technologies, Inc.	13,031	3,617,666
Lockheed Martin Corp.	14,574	6,640,352
Northrop Grumman Corp.	9,444	5,572,338
RTX Corp.	92,416	14,657,177
Textron, Inc.	12,819	1,027,571
TransDigm Group, Inc.	3,904	5,461,227
		84,773,920
Agricultural & Farm Machinery–0.22%
Deere & Co.	17,606	8,426,936
Agricultural Products & Services–0.07%
Archer-Daniels-Midland Co.	32,847	2,057,536
Bunge Global S.A.	9,749	821,061
		2,878,597
Air Freight & Logistics–0.26%
C.H. Robinson Worldwide, Inc.	8,062	1,037,579
Expeditors International of Washington, Inc.	9,725	1,172,251
FedEx Corp.	15,482	3,577,426
United Parcel Service, Inc., Class B	50,781	4,440,291
		10,227,547
Apparel Retail–0.36%
Ross Stores, Inc.	22,916	3,372,318
TJX Cos., Inc. (The)	78,311	10,698,066
		14,070,384
Apparel, Accessories & Luxury Goods–0.10%
lululemon athletica, inc.(b)	7,921	1,601,626
Ralph Lauren Corp.	2,402	713,226
Tapestry, Inc.	14,614	1,487,998
		3,802,850
Application Software–2.54%
Adobe, Inc.(b)	29,658	10,579,009
Autodesk, Inc.(b)	14,928	4,697,842
Cadence Design Systems, Inc.(b)	19,043	6,673,238
Datadog, Inc., Class A(b)	22,745	3,108,787
Fair Isaac Corp.(b)	1,685	2,563,963
Intuit, Inc.	19,461	12,980,487
Palantir Technologies, Inc., Class A(b)	148,026	23,197,154
PTC, Inc.(b)	8,277	1,767,139
Roper Technologies, Inc.	7,445	3,918,378
Shares		Value
Application Software–(continued)
Salesforce, Inc.	66,567	$17,057,794
Synopsys, Inc.(b)	12,706	7,668,325
Tyler Technologies, Inc.(b)	2,935	1,652,053
Workday, Inc., Class A(b)	14,789	3,413,597
		99,277,766
Asset Management & Custody Banks–1.08%
Ameriprise Financial, Inc.	6,746	3,472,908
Bank of New York Mellon Corp. (The)	49,683	5,246,525
BlackRock, Inc.	10,108	11,393,131
Blackstone, Inc., Class A	50,069	8,581,827
Franklin Resources, Inc.	22,254	571,038
Invesco Ltd.(d)	30,970	677,933
KKR & Co., Inc., Class A	46,956	6,549,892
Northern Trust Corp.	13,852	1,818,491
State Street Corp.	20,515	2,358,609
T. Rowe Price Group, Inc.	15,293	1,645,833
		42,316,187
Automobile Manufacturers–1.85%
Ford Motor Co.	268,218	3,156,926
General Motors Co.	67,450	3,951,895
Tesla, Inc.(b)	195,025	65,112,997
		72,221,818
Automotive Parts & Equipment–0.03%
Aptiv PLC (Jersey)(b)	15,056	1,197,404
Automotive Retail–0.30%
AutoZone, Inc.(b)	1,122	4,710,751
CarMax, Inc.(b)	10,679	655,156
O’Reilly Automotive, Inc.(b)	59,775	6,197,472
		11,563,379
Biotechnology–1.55%
AbbVie, Inc.	122,697	25,815,449
Amgen, Inc.	37,322	10,737,913
Biogen, Inc.(b)	10,006	1,322,993
Gilead Sciences, Inc.	86,531	9,775,407
Incyte Corp.(b)	10,937	925,379
Moderna, Inc.(b)(c)	25,766	620,703
Regeneron Pharmaceuticals, Inc.	7,290	4,233,303
Vertex Pharmaceuticals, Inc.(b)	17,881	6,991,829
		60,422,976
Brewers–0.02%
Molson Coors Beverage Co., Class B	12,021	606,940
Broadcasting–0.05%
Fox Corp., Class A	15,370	917,589
Fox Corp., Class B	9,083	495,478
Paramount Skydance Corp.(b)(c)	22,516	330,985
		1,744,052
Broadline Retail–3.92%
Amazon.com, Inc.(b)	655,952	150,213,008
eBay, Inc.	32,349	2,931,143
		153,144,151
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco S&P 500 Index Fund

Shares		Value
Building Products–0.52%
A.O. Smith Corp.	8,316	$592,848
Allegion PLC	6,020	1,022,196
Builders FirstSource, Inc.(b)	7,999	1,109,301
Carrier Global Corp.	56,316	3,671,803
Johnson Controls International PLC	45,891	4,905,289
Lennox International, Inc.	2,226	1,241,796
Masco Corp.	14,933	1,095,933
Trane Technologies PLC	15,624	6,493,335
		20,132,501
Cable & Satellite–0.27%
Charter Communications, Inc., Class A(b)	6,669	1,771,153
Comcast Corp., Class A	258,865	8,793,644
		10,564,797
Cargo Ground Transportation–0.07%
J.B. Hunt Transport Services, Inc.	5,513	799,330
Old Dominion Freight Line, Inc.	12,954	1,955,665
		2,754,995
Casinos & Gaming–0.08%
Caesars Entertainment, Inc.(b)	14,900	398,873
Las Vegas Sands Corp.	23,632	1,361,912
MGM Resorts International(b)	15,795	626,903
Wynn Resorts Ltd.(c)	6,501	824,002
		3,211,690
Commodity Chemicals–0.06%
Dow, Inc.	48,151	1,185,959
LyondellBasell Industries N.V., Class A	17,239	971,418
		2,157,377
Communications Equipment–0.91%
Arista Networks, Inc.(b)	71,724	9,793,912
Cisco Systems, Inc.	276,765	19,121,694
F5, Inc.(b)	3,989	1,249,115
Motorola Solutions, Inc.	11,604	5,482,426
		35,647,147
Computer & Electronics Retail–0.09%
Best Buy Co., Inc.	14,674	1,080,593
Dell Technologies, Inc., Class C	21,327	2,605,093
		3,685,686
Construction & Engineering–0.10%
Quanta Services, Inc.	10,249	3,873,712
Construction Machinery & Heavy Transportation Equipment– 0.60%
Caterpillar, Inc.	32,688	13,697,580
Cummins, Inc.	9,415	3,751,313
PACCAR, Inc.	36,404	3,639,672
Wabtec Corp.	12,035	2,328,772
		23,417,337
Construction Materials–0.13%
Martin Marietta Materials, Inc.	4,199	2,588,263
Vulcan Materials Co.	9,073	2,641,695
		5,229,958
Consumer Electronics–0.07%
Garmin Ltd.	10,564	2,554,586
Shares		Value
Consumer Finance–0.64%
American Express Co.	38,581	$12,781,114
Capital One Financial Corp.	44,198	10,042,669
Synchrony Financial	27,152	2,072,784
		24,896,567
Consumer Staples Merchandise Retail–1.65%
Costco Wholesale Corp.	30,764	29,020,297
Dollar General Corp.	15,124	1,644,886
Dollar Tree, Inc.(b)(c)	13,823	1,509,057
Target Corp.	31,782	3,050,436
Walmart, Inc.	301,382	29,228,026
		64,452,702
Copper–0.11%
Freeport-McMoRan, Inc.	99,769	4,429,744
Data Center REITs–0.23%
Digital Realty Trust, Inc.	21,650	3,629,406
Equinix, Inc.	6,699	5,266,687
		8,896,093
Data Processing & Outsourced Services–0.05%
Broadridge Financial Solutions, Inc.	8,017	2,049,306
Distillers & Vintners–0.06%
Brown-Forman Corp., Class B	15,138	453,232
Constellation Brands, Inc., Class A	10,763	1,742,960
		2,196,192
Distributors–0.07%
Genuine Parts Co.	9,590	1,336,175
LKQ Corp.	18,012	587,551
Pool Corp.	2,639	819,964
		2,743,690
Diversified Banks–3.25%
Bank of America Corp.	456,101	23,142,565
Citigroup, Inc.	129,998	12,553,907
Fifth Third Bancorp	46,493	2,127,984
JPMorgan Chase & Co.	193,381	58,288,901
KeyCorp	68,825	1,332,452
PNC Financial Services Group, Inc. (The)	27,550	5,714,972
U.S. Bancorp	108,317	5,289,119
Wells Fargo & Co.	224,867	18,479,570
		126,929,470
Diversified Financial Services–0.11%
Apollo Global Management, Inc.	31,036	4,228,034
Diversified Support Services–0.20%
Cintas Corp.	23,802	4,999,134
Copart, Inc.(b)	60,869	2,971,016
		7,970,150
Electric Utilities–1.47%
Alliant Energy Corp.	17,651	1,148,550
American Electric Power Co., Inc.	37,741	4,190,006
Constellation Energy Corp.	21,716	6,688,094
Duke Energy Corp.	53,635	6,569,751
Edison International	26,596	1,492,833
Entergy Corp.	29,522	2,600,593
Evergy, Inc.	15,830	1,128,046
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco S&P 500 Index Fund

Shares		Value
Electric Utilities–(continued)
Eversource Energy	26,440	$1,694,011
Exelon Corp.	68,698	3,000,729
FirstEnergy Corp.	35,213	1,535,991
NextEra Energy, Inc.	142,781	10,287,371
NRG Energy, Inc.	14,178	2,063,750
PG&E Corp.	155,444	2,375,184
Pinnacle West Capital Corp.	7,818	698,616
PPL Corp.	50,681	1,848,336
Southern Co. (The)(c)	76,076	7,021,815
Xcel Energy, Inc.	39,871	2,886,262
		57,229,938
Electrical Components & Equipment–0.58%
AMETEK, Inc.	15,906	2,939,429
Eaton Corp. PLC	27,349	9,548,630
Emerson Electric Co.	39,343	5,193,276
Generac Holdings, Inc.(b)	4,173	773,048
Hubbell, Inc.	3,688	1,589,491
Rockwell Automation, Inc.	7,795	2,677,037
		22,720,911
Electronic Components–0.32%
Amphenol Corp., Class A	83,709	9,112,562
Corning, Inc.	52,906	3,546,289
		12,658,851
Electronic Equipment & Instruments–0.16%
Keysight Technologies, Inc.(b)	11,991	1,959,689
Teledyne Technologies, Inc.(b)	3,214	1,729,678
Trimble, Inc.(b)	16,813	1,358,827
Zebra Technologies Corp., Class A(b)	3,554	1,126,938
		6,175,132
Electronic Manufacturing Services–0.15%
Jabil, Inc.	7,761	1,589,686
TE Connectivity PLC (Switzerland)	20,878	4,311,307
		5,900,993
Environmental & Facilities Services–0.31%
Republic Services, Inc.	14,024	3,281,195
Rollins, Inc.	19,336	1,093,258
Veralto Corp.	16,975	1,802,575
Waste Management, Inc.	25,360	5,741,250
		11,918,278
Fertilizers & Agricultural Chemicals–0.13%
CF Industries Holdings, Inc.	11,253	974,847
Corteva, Inc.	47,556	3,528,180
Mosaic Co. (The)	22,127	739,042
		5,242,069
Financial Exchanges & Data–1.14%
Cboe Global Markets, Inc.	7,189	1,696,244
CME Group, Inc., Class A	25,021	6,668,347
Coinbase Global, Inc., Class A(b)	14,581	4,440,498
FactSet Research Systems, Inc.	2,614	975,858
Intercontinental Exchange, Inc.	39,866	7,040,336
MarketAxess Holdings, Inc.	2,609	479,639
Moody’s Corp.	10,758	5,483,998
MSCI, Inc.	5,403	3,067,391
Nasdaq, Inc.	28,428	2,693,269
Shares		Value
Financial Exchanges & Data–(continued)
S&P Global, Inc.	21,998	$12,064,583
		44,610,163
Food Distributors–0.07%
Sysco Corp.	33,782	2,718,438
Food Retail–0.07%
Kroger Co. (The)	42,715	2,897,786
Footwear–0.20%
Deckers Outdoor Corp.(b)	10,474	1,253,004
NIKE, Inc., Class B	82,537	6,385,888
		7,638,892
Gas Utilities–0.05%
Atmos Energy Corp.(c)	11,486	1,908,169
Gold–0.15%
Newmont Corp.	78,825	5,864,580
Health Care Distributors–0.32%
Cardinal Health, Inc.	16,837	2,505,009
Cencora, Inc.	12,176	3,550,644
Henry Schein, Inc.(b)	8,669	603,189
McKesson Corp.	8,563	5,879,698
		12,538,540
Health Care Equipment–2.07%
Abbott Laboratories	120,427	15,975,846
Baxter International, Inc.	35,084	866,224
Becton, Dickinson and Co.	20,069	3,872,916
Boston Scientific Corp.(b)	102,331	10,795,920
DexCom, Inc.(b)	27,491	2,071,172
Edwards Lifesciences Corp.(b)	41,383	3,366,093
GE HealthCare Technologies, Inc.	32,005	2,359,729
Hologic, Inc.(b)	15,956	1,070,967
IDEXX Laboratories, Inc.(b)	5,654	3,658,647
Insulet Corp.(b)	4,842	1,645,699
Intuitive Surgical, Inc.(b)	24,730	11,704,585
Medtronic PLC	89,045	8,264,266
ResMed, Inc.	10,094	2,770,904
STERIS PLC	6,775	1,660,281
Stryker Corp.	23,826	9,325,735
Zimmer Biomet Holdings, Inc.	13,991	1,484,445
		80,893,429
Health Care Facilities–0.14%
HCA Healthcare, Inc.	12,073	4,877,009
Universal Health Services, Inc., Class B	4,109	746,112
		5,623,121
Health Care REITs–0.28%
Alexandria Real Estate Equities, Inc.	10,652	878,151
Healthpeak Properties, Inc.	48,454	869,265
Ventas, Inc.	30,008	2,042,945
Welltower, Inc.	43,326	7,290,899
		11,081,260
Health Care Services–0.40%
Cigna Group (The)	18,559	5,583,846
CVS Health Corp.	87,374	6,391,408
DaVita, Inc.(b)	3,156	434,771
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco S&P 500 Index Fund

Shares		Value
Health Care Services–(continued)
Labcorp Holdings, Inc.	5,768	$1,603,446
Quest Diagnostics, Inc.	7,679	1,394,814
		15,408,285
Health Care Supplies–0.06%
Align Technology, Inc.(b)	4,820	684,247
Cooper Cos., Inc. (The)(b)	13,739	925,940
Solventum Corp.(b)	9,513	695,305
		2,305,492
Heavy Electrical Equipment–0.30%
GE Vernova, Inc.	19,139	11,731,633
Home Furnishings–0.01%
Mohawk Industries, Inc.(b)	3,584	475,561
Home Improvement Retail–0.98%
Home Depot, Inc. (The)	68,967	28,053,707
Lowe’s Cos., Inc.	38,940	10,048,856
		38,102,563
Homebuilding–0.23%
D.R. Horton, Inc.	18,324	3,105,551
Lennar Corp., Class A	16,605	2,210,790
NVR, Inc.(b)	212	1,720,942
PulteGroup, Inc.	14,257	1,882,209
		8,919,492
Homefurnishing Retail–0.04%
Williams-Sonoma, Inc.	8,556	1,610,154
Hotel & Resort REITs–0.02%
Host Hotels & Resorts, Inc.	48,541	835,391
Hotels, Resorts & Cruise Lines–0.94%
Airbnb, Inc., Class A(b)	30,227	3,945,530
Booking Holdings, Inc.	2,266	12,687,447
Carnival Corp.(b)	72,123	2,300,002
Expedia Group, Inc.	8,562	1,839,118
Hilton Worldwide Holdings, Inc.	16,562	4,572,106
Marriott International, Inc., Class A	16,052	4,299,689
Norwegian Cruise Line Holdings Ltd.(b)	34,058	846,001
Royal Caribbean Cruises Ltd.(c)	17,175	6,238,303
		36,728,196
Household Products–0.92%
Church & Dwight Co., Inc.	16,903	1,574,683
Clorox Co. (The)	8,508	1,005,646
Colgate-Palmolive Co.	56,727	4,769,039
Kimberly-Clark Corp.	23,138	2,988,041
Procter & Gamble Co. (The)	162,694	25,549,466
		35,886,875
Human Resource & Employment Services–0.34%
Automatic Data Processing, Inc.	28,291	8,601,878
Dayforce, Inc.(b)	10,871	758,470
Paychex, Inc.	22,020	3,070,799
Paycom Software, Inc.	3,267	742,099
		13,173,246
Independent Power Producers & Energy Traders–0.13%
AES Corp. (The)	48,928	662,485
Shares		Value
Independent Power Producers & Energy Traders–(continued)
Vistra Corp.	23,600	$4,462,996
		5,125,481
Industrial Conglomerates–0.40%
3M Co.	37,740	5,869,702
Honeywell International, Inc.	44,724	9,816,918
		15,686,620
Industrial Gases–0.52%
Air Products and Chemicals, Inc.	15,436	4,539,882
Linde PLC	32,791	15,683,607
		20,223,489
Industrial Machinery & Supplies & Components–0.68%
Dover Corp.	9,443	1,688,975
Fortive Corp.	24,067	1,151,847
IDEX Corp.	5,211	857,209
Illinois Tool Works, Inc.	18,560	4,911,904
Ingersoll Rand, Inc.	27,719	2,201,720
Nordson Corp.	3,741	842,062
Otis Worldwide Corp.	27,518	2,377,005
Parker-Hannifin Corp.	8,937	6,786,311
Pentair PLC	11,324	1,217,670
Snap-on, Inc.	3,645	1,185,500
Stanley Black & Decker, Inc.	10,594	787,028
Xylem, Inc.	16,760	2,372,545
		26,379,776
Industrial REITs–0.19%
Prologis, Inc.	64,307	7,316,850
Insurance Brokers–0.55%
Aon PLC, Class A	14,924	5,477,108
Arthur J. Gallagher & Co.	17,453	5,283,896
Brown & Brown, Inc.	16,266	1,576,989
Marsh & McLennan Cos., Inc.	34,100	7,018,121
Willis Towers Watson PLC	6,978	2,280,340
		21,636,454
Integrated Oil & Gas–1.48%
Chevron Corp.	132,426	21,267,615
Exxon Mobil Corp.(e)	299,751	34,258,542
Occidental Petroleum Corp.	48,595	2,313,608
		57,839,765
Integrated Telecommunication Services–0.71%
AT&T, Inc.	498,198	14,592,219
Verizon Communications, Inc.	292,285	12,927,766
		27,519,985
Interactive Home Entertainment–0.14%
Electronic Arts, Inc.	15,882	2,730,910
Take-Two Interactive Software, Inc.(b)	11,767	2,744,888
		5,475,798
Interactive Media & Services–6.86%
Alphabet, Inc., Class A	404,715	86,167,871
Alphabet, Inc., Class C	326,490	69,715,410
Match Group, Inc.	17,646	658,901
Meta Platforms, Inc., Class A	150,707	111,327,261
		267,869,443
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco S&P 500 Index Fund

Shares		Value
Internet Services & Infrastructure–0.10%
Akamai Technologies, Inc.(b)	10,368	$820,420
GoDaddy, Inc., Class A(b)	9,743	1,444,984
VeriSign, Inc.	5,742	1,569,691
		3,835,095
Investment Banking & Brokerage–1.14%
Charles Schwab Corp. (The)	118,820	11,387,709
Goldman Sachs Group, Inc. (The)	21,327	15,893,947
Interactive Brokers Group, Inc., Class A	30,145	1,876,225
Morgan Stanley	86,131	12,960,993
Raymond James Financial, Inc.	12,733	2,157,479
		44,276,353
IT Consulting & Other Services–0.80%
Accenture PLC, Class A (Ireland)	43,385	11,278,798
Cognizant Technology Solutions Corp., Class A	34,050	2,460,113
EPAM Systems, Inc.(b)	3,895	686,922
Gartner, Inc.(b)	5,294	1,329,800
International Business Machines Corp.	64,200	15,632,058
		31,387,691
Leisure Products–0.02%
Hasbro, Inc.	9,010	731,342
Life & Health Insurance–0.29%
Aflac, Inc.	34,624	3,699,921
Globe Life, Inc.	5,140	719,343
MetLife, Inc.	39,111	3,182,071
Principal Financial Group, Inc.	14,637	1,178,425
Prudential Financial, Inc.	24,526	2,689,521
		11,469,281
Life Sciences Tools & Services–0.85%
Agilent Technologies, Inc.	20,044	2,518,729
Bio-Techne Corp.	10,849	592,681
Charles River Laboratories International, Inc.(b)	3,546	579,097
Danaher Corp.	44,633	9,186,364
IQVIA Holdings, Inc.(b)	11,898	2,270,257
Mettler-Toledo International, Inc.(b)	1,459	1,898,217
Revvity, Inc.(c)	8,495	765,485
Thermo Fisher Scientific, Inc.	26,196	12,907,293
Waters Corp.(b)	4,101	1,237,682
West Pharmaceutical Services, Inc.	4,984	1,230,799
		33,186,604
Managed Health Care–0.74%
Centene Corp.(b)	36,137	1,049,418
Elevance Health, Inc.	15,704	5,004,080
Humana, Inc.	8,271	2,511,572
Molina Healthcare, Inc.(b)	4,050	732,362
UnitedHealth Group, Inc.	63,098	19,552,177
		28,849,609
Metal, Glass & Plastic Containers–0.03%
Ball Corp.	19,159	1,008,530
Movies & Entertainment–1.41%
Live Nation Entertainment, Inc.(b)(c)	10,758	1,791,099
Netflix, Inc.(b)	29,595	35,758,159
TKO Group Holdings, Inc.	4,682	887,520
Shares		Value
Movies & Entertainment–(continued)
Walt Disney Co. (The)	125,738	$14,884,864
Warner Bros. Discovery, Inc.(b)	154,137	1,794,155
		55,115,797
Multi-Family Residential REITs–0.19%
AvalonBay Communities, Inc.	9,757	1,910,909
Camden Property Trust	7,335	821,373
Equity Residential	23,437	1,549,654
Essex Property Trust, Inc.(c)	4,439	1,199,462
Mid-America Apartment Communities, Inc.	8,076	1,177,642
UDR, Inc.	20,536	812,610
		7,471,650
Multi-line Insurance–0.08%
American International Group, Inc.	40,081	3,259,387
Multi-Sector Holdings–1.64%
Berkshire Hathaway, Inc., Class B(b)	127,592	64,176,224
Multi-Utilities–0.59%
Ameren Corp.	18,434	1,839,345
CenterPoint Energy, Inc.	45,521	1,716,597
CMS Energy Corp.	20,643	1,477,419
Consolidated Edison, Inc.	23,757	2,333,650
Dominion Energy, Inc.	57,633	3,452,217
DTE Energy Co.	14,222	1,943,436
NiSource, Inc.	32,410	1,369,971
Public Service Enterprise Group, Inc.	34,222	2,817,497
Sempra	43,978	3,630,824
WEC Energy Group, Inc.	21,714	2,312,758
		22,893,714
Office REITs–0.02%
BXP, Inc.(c)	9,948	721,329
Oil & Gas Equipment & Services–0.21%
Baker Hughes Co., Class A	68,245	3,098,323
Halliburton Co.	60,648	1,378,529
Schlumberger N.V.	97,548	3,593,668
		8,070,520
Oil & Gas Exploration & Production–0.60%
APA Corp.(c)	21,997	510,770
ConocoPhillips	87,809	8,690,457
Coterra Energy, Inc.	50,786	1,241,210
Devon Energy Corp.	45,610	1,646,521
Diamondback Energy, Inc.	13,303	1,978,954
EOG Resources, Inc.	38,090	4,754,394
EQT Corp.	40,807	2,115,435
Expand Energy Corp.	14,432	1,396,729
Texas Pacific Land Corp.	1,292	1,206,056
		23,540,526
Oil & Gas Refining & Marketing–0.28%
Marathon Petroleum Corp.	21,283	3,824,768
Phillips 66	28,754	3,840,959
Valero Energy Corp.	22,009	3,345,588
		11,011,315
Oil & Gas Storage & Transportation–0.37%
Kinder Morgan, Inc.	134,201	3,620,743
ONEOK, Inc.	43,679	3,336,202
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco S&P 500 Index Fund

Shares		Value
Oil & Gas Storage & Transportation–(continued)
Targa Resources Corp.	15,050	$2,524,788
Williams Cos., Inc. (The)	84,639	4,898,905
		14,380,638
Other Specialized REITs–0.11%
Iron Mountain, Inc.	20,151	1,860,542
VICI Properties, Inc.	72,111	2,435,909
		4,296,451
Other Specialty Retail–0.10%
Tractor Supply Co.	37,060	2,288,826
Ulta Beauty, Inc.(b)	3,028	1,491,986
		3,780,812
Packaged Foods & Meats–0.46%
Campbell’s Co. (The)(c)	13,546	432,524
Conagra Brands, Inc.	32,914	629,645
General Mills, Inc.	38,238	1,886,280
Hershey Co. (The)(c)	10,145	1,864,144
Hormel Foods Corp.	19,985	508,418
J.M. Smucker Co. (The)	7,310	807,828
Kellanova	19,744	1,569,648
Kraft Heinz Co. (The)	60,633	1,695,905
Lamb Weston Holdings, Inc.	9,941	571,906
McCormick & Co., Inc.	17,402	1,224,579
Mondelez International, Inc., Class A	90,227	5,543,547
Tyson Foods, Inc., Class A	19,772	1,122,654
		17,857,078
Paper & Plastic Packaging Products & Materials–0.18%
Amcor PLC	161,437	1,393,201
Avery Dennison Corp.	5,546	951,971
International Paper Co.	37,423	1,859,175
Packaging Corp. of America	6,162	1,343,069
Smurfit WestRock PLC	33,894	1,605,220
		7,152,636
Passenger Airlines–0.17%
Delta Air Lines, Inc.	44,051	2,721,471
Southwest Airlines Co.	41,370	1,361,073
United Airlines Holdings, Inc.(b)	22,729	2,386,545
		6,469,089
Passenger Ground Transportation–0.35%
Uber Technologies, Inc.(b)	145,019	13,595,531
Personal Care Products–0.11%
Estee Lauder Cos., Inc. (The), Class A	16,043	1,471,625
Kenvue, Inc.	131,565	2,724,711
		4,196,336
Pharmaceuticals–2.73%
Bristol-Myers Squibb Co.	140,821	6,643,935
Eli Lilly and Co.	54,708	40,077,987
Johnson & Johnson	167,167	29,616,977
Merck & Co., Inc.	175,639	14,774,753
Pfizer, Inc.	393,473	9,742,391
Viatris, Inc.	81,976	864,847
Zoetis, Inc.	31,122	4,867,481
		106,588,371
Shares		Value
Property & Casualty Insurance–0.92%
Allstate Corp. (The)	18,386	$3,740,632
Arch Capital Group Ltd.	25,730	2,355,067
Assurant, Inc.	3,579	771,668
Chubb Ltd.	26,029	7,159,797
Cincinnati Financial Corp.	10,733	1,648,589
Erie Indemnity Co., Class A(c)	1,746	618,747
Hartford Insurance Group, Inc. (The)	20,130	2,663,400
Loews Corp.	12,500	1,210,000
Progressive Corp. (The)	40,674	10,048,918
Travelers Cos., Inc. (The)	15,658	4,251,304
W.R. Berkley Corp.	20,652	1,480,542
		35,948,664
Publishing–0.03%
News Corp., Class A	26,108	767,836
News Corp., Class B	7,877	266,794
		1,034,630
Rail Transportation–0.46%
CSX Corp.	133,185	4,329,844
Norfolk Southern Corp.	15,533	4,348,929
Union Pacific Corp.	41,659	9,313,703
		17,992,476
Real Estate Services–0.15%
CBRE Group, Inc., Class A(b)	20,692	3,354,587
CoStar Group, Inc.(b)	28,228	2,526,124
		5,880,711
Regional Banks–0.30%
Citizens Financial Group, Inc.	30,797	1,610,067
Huntington Bancshares, Inc.	100,182	1,784,242
M&T Bank Corp.	11,473	2,313,645
Regions Financial Corp.	62,866	1,721,900
Truist Financial Corp.	91,994	4,307,159
		11,737,013
Reinsurance–0.03%
Everest Group Ltd.	2,961	1,012,307
Research & Consulting Services–0.20%
Equifax, Inc.	8,499	2,093,304
Jacobs Solutions, Inc.	8,656	1,265,767
Leidos Holdings, Inc.	9,255	1,674,414
Verisk Analytics, Inc.	9,785	2,623,554
		7,657,039
Restaurants–0.97%
Chipotle Mexican Grill, Inc.(b)	94,079	3,964,489
Darden Restaurants, Inc.	8,138	1,684,078
Domino’s Pizza, Inc.	2,401	1,100,378
DoorDash, Inc., Class A(b)	23,915	5,865,154
McDonald’s Corp.	49,757	15,600,810
Starbucks Corp.	78,702	6,940,729
Yum! Brands, Inc.	19,315	2,838,726
		37,994,364
Retail REITs–0.25%
Federal Realty Investment Trust	5,140	516,827
Kimco Realty Corp.	50,906	1,144,876
Realty Income Corp.	60,768	3,570,727
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco S&P 500 Index Fund

Shares		Value
Retail REITs–(continued)
Regency Centers Corp.	11,176	$810,260
Simon Property Group, Inc.	21,295	3,847,155
		9,889,845
Self-Storage REITs–0.14%
Extra Space Storage, Inc.	14,560	2,090,525
Public Storage	10,821	3,187,758
		5,278,283
Semiconductor Materials & Equipment–0.71%
Applied Materials, Inc.	56,388	9,064,935
Enphase Energy, Inc.(b)	9,266	349,328
KLA Corp.	9,235	8,052,920
Lam Research Corp.	89,571	8,970,536
Teradyne, Inc.	11,146	1,317,903
		27,755,622
Semiconductors–12.14%
Advanced Micro Devices, Inc.(b)	112,676	18,324,498
Analog Devices, Inc.	34,473	8,663,410
Broadcom, Inc.	327,151	97,291,436
First Solar, Inc.(b)(c)	7,355	1,435,622
Intel Corp.	299,462	7,291,900
Microchip Technology, Inc.	36,856	2,395,640
Micron Technology, Inc.	76,983	9,161,747
Monolithic Power Systems, Inc.	3,350	2,799,796
NVIDIA Corp.	1,693,841	295,033,225
NXP Semiconductors N.V. (Netherlands)	17,500	4,109,875
ON Semiconductor Corp.(b)	29,428	1,459,334
QUALCOMM, Inc.	76,505	12,296,649
Skyworks Solutions, Inc.	10,928	818,944
Texas Instruments, Inc.	63,337	12,824,476
		473,906,552
Single-Family Residential REITs–0.03%
Invitation Homes, Inc.	39,138	1,224,628
Soft Drinks & Non-alcoholic Beverages–0.99%
Coca-Cola Co. (The)	269,191	18,571,487
Keurig Dr Pepper, Inc.	95,881	2,789,178
Monster Beverage Corp.(b)	48,451	3,023,827
PepsiCo, Inc.	95,261	14,160,548
		38,545,040
Specialty Chemicals–0.44%
Albemarle Corp.	8,092	687,173
DuPont de Nemours, Inc.	28,680	2,206,066
Eastman Chemical Co.	7,998	562,579
Ecolab, Inc.	17,398	4,819,942
International Flavors & Fragrances, Inc.	17,651	1,191,619
PPG Industries, Inc.	16,028	1,782,794
Sherwin-Williams Co. (The)	16,088	5,885,473
		17,135,646
Steel–0.10%
Nucor Corp.	16,305	2,425,043
Steel Dynamics, Inc.	9,858	1,290,609
		3,715,652
Systems Software–8.23%
CrowdStrike Holdings, Inc., Class A(b)	17,341	7,347,382
Shares		Value
Systems Software–(continued)
Fortinet, Inc.(b)	44,170	$3,479,271
Gen Digital, Inc.	37,061	1,119,242
Microsoft Corp.	516,522	261,716,532
Oracle Corp.	113,102	25,575,755
Palo Alto Networks, Inc.(b)	45,444	8,657,991
ServiceNow, Inc.(b)	14,303	13,122,431
		321,018,604
Technology Distributors–0.04%
CDW Corp.	9,177	1,512,003
Technology Hardware, Storage & Peripherals–6.47%
Apple, Inc.	1,037,596	240,867,536
Hewlett Packard Enterprise Co.	89,283	2,015,117
HP, Inc.	67,223	1,918,544
NetApp, Inc.	14,122	1,592,820
Seagate Technology Holdings PLC	14,425	2,414,745
Super Micro Computer, Inc.(b)	37,294	1,549,193
Western Digital Corp.	24,003	1,928,401
		252,286,356
Telecom Tower REITs–0.28%
American Tower Corp.	32,445	6,613,913
Crown Castle, Inc.	29,853	2,959,627
SBA Communications Corp., Class A	7,384	1,512,612
		11,086,152
Timber REITs–0.03%
Weyerhaeuser Co.	49,964	1,292,569
Tobacco–0.66%
Altria Group, Inc.	117,211	7,877,752
Philip Morris International, Inc.	107,956	18,042,686
		25,920,438
Trading Companies & Distributors–0.29%
Fastenal Co.	78,678	3,907,149
United Rentals, Inc.(c)	4,574	4,374,299
W.W. Grainger, Inc.	3,051	3,092,189
		11,373,637
Transaction & Payment Processing Services–2.44%
Block, Inc., Class A(b)	38,500	3,066,140
Corpay, Inc.(b)	4,770	1,553,446
Fidelity National Information Services, Inc.	37,479	2,616,409
Fiserv, Inc.(b)	38,672	5,343,697
Global Payments, Inc.	17,479	1,552,485
Jack Henry & Associates, Inc.	5,019	819,402
Mastercard, Inc., Class A	56,299	33,514,232
PayPal Holdings, Inc.(b)	67,507	4,738,316
Visa, Inc., Class A	119,025	41,870,614
		95,074,741
Water Utilities–0.05%
American Water Works Co., Inc.	13,386	1,921,025
Wireless Telecommunication Services–0.22%
T-Mobile US, Inc.	33,235	8,374,888
Total Common Stocks & Other Equity Interests (Cost $1,225,328,950)		3,805,909,911
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco S&P 500 Index Fund

Shares		Value
Money Market Funds–2.43%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(d)(f)	33,877,414	$33,877,414
Invesco Treasury Portfolio, Institutional Class, 4.17%(d)(f)	60,990,363	60,990,363
Total Money Market Funds (Cost $94,867,777)		94,867,777
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $1,320,196,727)		3,900,777,688
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.74%
Invesco Private Government Fund, 4.28%(d)(f)(g)	7,977,149	7,977,149
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.46%(d)(f)(g)	20,770,908	$20,777,139
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,753,269)		28,754,288
TOTAL INVESTMENTS IN SECURITIES–100.70% (Cost $1,348,949,996)		3,929,531,976
OTHER ASSETS LESS LIABILITIES—(0.70)%		(27,322,524)
NET ASSETS–100.00%		$3,902,209,452
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Invesco Ltd.	$529,277	$-	$-	$148,656	$-	$677,933	$25,705
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	24,278,577	97,293,743	(87,694,906)	-	-	33,877,414	1,194,969
Invesco Treasury Portfolio, Institutional Class	43,163,953	180,688,379	(162,861,969)	-	-	60,990,363	2,116,711
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,996,870	203,302,920	(206,322,641)	-	-	7,977,149	530,439*
Invesco Private Prime Fund	28,741,538	450,249,931	(458,208,997)	(243)	(5,090)	20,777,139	1,424,936*
Total	$107,710,215	$931,534,973	$(915,088,513)	$148,413	$(5,090)	$124,299,998	$5,292,760

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	301	September-2025	$97,414,888	$3,851,644	$3,851,644
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco S&P 500 Index Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $1,224,702,697)*	$3,805,231,978
Investments in affiliates, at value (Cost $124,247,299)	124,299,998
Receivable for:
Fund shares sold	2,647,422
Dividends	4,077,247
Investment for trustee deferred compensation and retirement plans	96,955
Other assets	90,479
Total assets	3,936,444,079
Liabilities:
Other investments:
Variation margin payable — futures contracts	675,320
Payable for:
Fund shares reacquired	2,630,938
Collateral upon return of securities loaned	28,753,269
Accrued fees to affiliates	1,717,911
Accrued trustees’ and officers’ fees and benefits	7,019
Accrued other operating expenses	345,664
Trustee deferred compensation and retirement plans	104,506
Total liabilities	34,234,627
Net assets applicable to shares outstanding	$3,902,209,452
Net assets consist of:
Shares of beneficial interest	$1,312,696,838
Distributable earnings	2,589,512,614
$3,902,209,452
Net Assets:
Class A	$2,825,443,404
Class C	$433,105,958
Class Y	$583,348,544
Class R6	$60,311,546
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	41,378,764
Class C	6,673,719
Class Y	8,391,547
Class R6	865,834
Class A:
Net asset value per share	$68.28
Maximum offering price per share (Net asset value of $68.28 ÷ 94.50%)	$72.25
Class C:
Net asset value and offering price per share	$64.90
Class Y:
Net asset value and offering price per share	$69.52
Class R6:
Net asset value and offering price per share	$69.66

*	At August 31, 2025, securities with an aggregate value of $28,120,164 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco S&P 500 Index Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $9,668)	$44,783,433
Dividends from affiliates (includes net securities lending income of $76,255)	3,413,640
Total investment income	48,197,073
Expenses:
Advisory fees	3,937,880
Administrative services fees	493,367
Custodian fees	20,944
Distribution fees:
Class A	6,236,576
Class C	4,072,242
Transfer agent fees — A, C and Y	4,571,848
Transfer agent fees — R6	21,878
Trustees’ and officers’ fees and benefits	50,881
Registration and filing fees	130,138
Licensing fees	767,128
Reports to shareholders	113,487
Professional services fees	76,796
Other	45,368
Total expenses	20,538,533
Less: Fees waived and/or expense offset arrangement(s)	(141,475)
Net expenses	20,397,058
Net investment income	27,800,015
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,612,843
Affiliated investment securities	(5,090)
Futures contracts	3,333,426
4,941,179
Change in net unrealized appreciation of:
Unaffiliated investment securities	473,704,936
Affiliated investment securities	148,413
Futures contracts	2,212,972
476,066,321
Net realized and unrealized gain	481,007,500
Net increase in net assets resulting from operations	$508,807,515
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco S&P 500 Index Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$27,800,015	$27,460,646
Net realized gain	4,941,179	14,204,833
Change in net unrealized appreciation	476,066,321	642,397,510
Net increase in net assets resulting from operations	508,807,515	684,062,989
Distributions to shareholders from distributable earnings:
Class A	(26,477,522)	(18,907,771)
Class C	(1,858,868)	(1,387,800)
Class Y	(7,145,803)	(5,892,777)
Class R6	(1,011,583)	(346,442)
Total distributions from distributable earnings	(36,493,776)	(26,534,790)
Share transactions–net:
Class A	155,557,132	195,059,555
Class C	(14,937,222)	(17,252,549)
Class Y	(29,809,569)	(20,307,765)
Class R6	(15,505,797)	32,999,403
Net increase in net assets resulting from share transactions	95,304,544	190,498,644
Net increase in net assets	567,618,283	848,026,843
Net assets:
Beginning of year	3,334,591,169	2,486,564,326
End of year	$3,902,209,452	$3,334,591,169
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$59.89	$0.52	$8.54	$9.06	$(0.48)	$(0.19)	$(0.67)	$68.28	15.20%	$2,825,443	0.54%	0.54%	0.82%	2%
Year ended 08/31/24	47.86	0.53	12.02	12.55	(0.52)	—	(0.52)	59.89	26.45	2,328,665	0.54	0.54	1.00	1
Year ended 08/31/23	41.94	0.51	5.84	6.35	(0.43)	—	(0.43)	47.86	15.33	1,681,628	0.54	0.54	1.18	2
Year ended 08/31/22	48.42	0.44	(5.97)	(5.53)	(0.39)	(0.56)	(0.95)	41.94	(11.70)	1,392,433	0.54	0.54	0.95	2
Year ended 08/31/21	37.59	0.39	10.94	11.33	(0.43)	(0.07)	(0.50)	48.42	30.46	1,544,523	0.54	0.54	0.93	5
Class C
Year ended 08/31/25	57.00	0.05	8.12	8.17	(0.08)	(0.19)	(0.27)	64.90	14.36	433,106	1.29	1.29	0.07	2
Year ended 08/31/24	45.60	0.13	11.46	11.59	(0.19)	—	(0.19)	57.00	25.50	394,608	1.29	1.29	0.25	1
Year ended 08/31/23	40.17	0.18	5.58	5.76	(0.33)	—	(0.33)	45.60	14.49 (d)	330,698	1.28 (d)	1.28 (d)	0.44 (d)	2
Year ended 08/31/22	46.48	0.09	(5.75)	(5.66)	(0.09)	(0.56)	(0.65)	40.17	(12.38)	329,140	1.29	1.29	0.20	2
Year ended 08/31/21	36.09	0.12	10.52	10.64	(0.18)	(0.07)	(0.25)	46.48	29.65 (d)	400,963	1.18 (d)	1.18 (d)	0.29 (d)	5
Class Y
Year ended 08/31/25	60.93	0.68	8.71	9.39	(0.61)	(0.19)	(0.80)	69.52	15.51	583,349	0.29	0.29	1.07	2
Year ended 08/31/24	48.67	0.67	12.22	12.89	(0.63)	—	(0.63)	60.93	26.75	542,736	0.29	0.29	1.25	1
Year ended 08/31/23	42.57	0.63	5.94	6.57	(0.47)	—	(0.47)	48.67	15.63	450,318	0.29	0.29	1.43	2
Year ended 08/31/22	49.12	0.56	(6.05)	(5.49)	(0.50)	(0.56)	(1.06)	42.57	(11.48)	284,424	0.29	0.29	1.20	2
Year ended 08/31/21	38.11	0.50	11.10	11.60	(0.52)	(0.07)	(0.59)	49.12	30.80	286,102	0.29	0.29	1.18	5
Class R6
Year ended 08/31/25	61.04	0.75	8.72	9.47	(0.66)	(0.19)	(0.85)	69.66	15.62	60,312	0.19	0.19	1.17	2
Year ended 08/31/24	48.75	0.74	12.22	12.96	(0.67)	—	(0.67)	61.04	26.87	68,583	0.19	0.19	1.35	1
Year ended 08/31/23	42.61	0.67	5.95	6.62	(0.48)	—	(0.48)	48.75	15.74	23,920	0.20	0.20	1.52	2
Year ended 08/31/22	49.15	0.60	(6.05)	(5.45)	(0.53)	(0.56)	(1.09)	42.61	(11.40)	16,438	0.20	0.20	1.29	2
Year ended 08/31/21	38.13	0.53	11.09	11.62	(0.53)	(0.07)	(0.60)	49.15	30.86	12,765	0.24	0.24	1.23	5

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.89% for the years ended
August 31, 2023 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco S&P 500 Index Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
 The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
14
Invesco S&P 500 Index Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds
15
Invesco S&P 500 Index Fund

(collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2025, the Fund paid the Adviser $11,464 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.11%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $85,096.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
16
Invesco S&P 500 Index Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $566,084 in front-end sales commissions from the sale of Class A shares and $33,458 and $37,678 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2025, the Fund incurred $6,071 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$3,805,909,911	$—	$—	$3,805,909,911
Money Market Funds	94,867,777	28,754,288	—	123,622,065
Total Investments in Securities	3,900,777,688	28,754,288	—	3,929,531,976
Other Investments - Assets*
Futures Contracts	3,851,644	—	—	3,851,644
Total Investments	$3,904,629,332	$28,754,288	$—	$3,933,383,620

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$3,851,644
Derivatives not subject to master netting agreements	(3,851,644)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
17
Invesco S&P 500 Index Fund

Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$3,333,426
Change in Net Unrealized Appreciation:
Futures contracts	2,212,972
Total	$5,546,398
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$77,266,670

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $56,379.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$29,085,884	$26,534,790
Long-term capital gain	7,407,892	—
Total distributions	$36,493,776	$26,534,790

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$22,328,394
Undistributed long-term capital gain	3,781,831
Net unrealized appreciation — investments	2,563,468,693
Temporary book/tax differences	(66,304)
Shares of beneficial interest	1,312,696,838
Total net assets	$3,902,209,452
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
18
Invesco S&P 500 Index Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $126,114,950 and $58,866,148, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,605,153,976
Aggregate unrealized (depreciation) of investments	(41,685,283)
Net unrealized appreciation of investments	$2,563,468,693
Cost of investments for tax purposes is $1,369,914,927.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of federal taxes and fair fund distributions, on August 31, 2025, undistributed net investment income was decreased by $1,336, undistributed net realized gain (loss) was decreased by $2,003 and shares of beneficial interest was increased by $3,339. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	6,511,081	$404,071,225	7,645,707	$400,741,633
Class C	1,731,600	102,771,546	1,628,406	81,141,998
Class Y	2,937,900	186,453,566	2,339,767	122,627,275
Class R6	289,659	18,235,503	757,378	39,774,791
Issued as reinvestment of dividends:
Class A	369,536	23,613,379	335,327	16,679,179
Class C	28,434	1,735,891	26,708	1,271,014
Class Y	93,017	6,040,546	97,460	4,923,691
Class R6	15,086	980,886	6,506	328,997
Automatic conversion of Class C shares to Class A shares:
Class A	901,636	56,532,370	840,951	44,417,602
Class C	(946,621)	(56,532,370)	(881,874)	(44,417,602)
Reacquired:
Class A	(5,287,162)	(328,659,842)	(5,074,269)	(266,778,859)
Class C	(1,062,520)	(62,912,289)	(1,101,998)	(55,247,959)
Class Y	(3,546,565)	(222,303,681)	(2,782,759)	(147,858,731)
Class R6	(562,423)	(34,722,186)	(131,059)	(7,104,385)
Net increase in share activity	1,472,658	$95,304,544	3,706,251	$190,498,644

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Subsequent Event
Effective on September 30, 2025, the Fund began offering Class R shares.
19
Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20
Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco
Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Board recognized that the performance data reflects a snapshot in time
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Invesco S&P 500 Index Fund

as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The
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Invesco S&P 500 Index Fund

Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
23
Invesco S&P 500 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$7,407,892
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$3,364,493
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Invesco S&P 500 Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25
Invesco S&P 500 Index Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
MS-SPI-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Senior Floating Rate Fund
Nasdaq:
A: OOSAX ■ C: OOSCX ■ R: OOSNX ■ Y: OOSYX ■ R5: SFRRX ■ R6: OOSIX

2	Schedule of Investments
21	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Approval of Investment Advisory and Sub-Advisory Contracts
40	Tax Information
41	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–82.58%(b)(c)
Aerospace & Defense–2.54%
Arxis
Delayed Draw Term Loan(d)	0.00%	02/26/2032		$189	$189,817
Delayed Draw Term Loan (3 mo. term SOFR +2.50%)	7.08%	02/26/2032		20	20,158
Term Loan (3 mo. EURIBOR + 2.75%)	6.95%	02/26/2032		2,219	2,225,735
AVS (Ramudden Global) (Germany), Term Loan B (3 mo. EURIBOR + 3.50%)	5.39%	12/10/2029	EUR	7,000	8,141,515
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	7.07%	07/01/2031		2,043	2,045,304
Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	07/01/2031		3,574	3,575,041
Element Materials Technology Group US Holdings, Inc. (EM Midco 2 US LLC), Term Loan (3 mo. Term SOFR + 4.25%)	7.97%	07/06/2029		3,005	3,025,366
Engineering Research and Consulting LLC, First Lien Term Loan (6 mo. Term SOFR + 5.00%)(e)	9.29%	08/15/2031		5,269	5,163,194
Gogo Intermediate Holdings LLC, Term Loan (1 mo. Term SOFR + 3.75%)	8.18%	04/30/2028		7,246	7,248,350
KKR Apple Bidco LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	09/22/2028		8,361	8,371,161
Peraton Corp., First Lien Term Loan B (1 mo. Term SOFR + 3.75%)	8.17%	02/01/2028		9,037	7,811,364
Propulsion (BC) Newco LLC (aka ITP Aero), Term Loan (1 mo. Term SOFR + 2.75%)	7.04%	09/14/2029		4,554	4,584,833
Rand Parent LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	03/18/2030		7,829	7,810,538
Titan Acquisition Holdings L.P. (aka LSF11 Trinity), Term Loan B (6 mo. EURIBOR + 5.25%)	7.32%	06/14/2030		1,508	1,517,678
TransDigm, Inc.
Term Loan I (3 mo. Term SOFR + 2.75%)	7.05%	08/24/2028		6,968	6,993,189
Term Loan J (3 mo. Term SOFR + 3.25%)	6.80%	02/28/2031		2,429	2,434,173
Term Loan K (3 mo. Term SOFR + 2.75%)	7.05%	03/22/2030		485	486,378
Term Loan M (1 mo. Term SOFR + 2.50%)	6.85%	08/30/2032		1,656	1,658,136
					73,301,930
Air Transport–1.53%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B (3 mo. Term SOFR + 2.25%)	6.58%	04/20/2028		19,945	19,911,185
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B (3 mo. Term SOFR + 3.25%)	7.58%	05/07/2032		1,672	1,682,542
American Airlines, Inc.
Term Loan (1 mo. Term SOFR + 2.25%)	6.51%	06/04/2029		12,741	12,714,321
Term Loan B (6 mo. Term SOFR + 2.25%)	6.50%	02/15/2028		54	53,818
Stonepeak Nile Parent LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	7.08%	02/15/2032		7,739	7,770,056
United AirLines, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	6.20%	02/24/2031		453	454,091
WestJet Airlines Ltd. (Canada), Term Loan (3 mo. Term SOFR + 3.25%)	7.55%	02/14/2031		1,512	1,518,135
					44,104,148
Automotive–2.24%
Belron Group S.A., Term Loan B (3 mo. Term SOFR + 2.50%)	6.74%	10/16/2031		5,920	5,956,564
DexKo Global, Inc. (Germany), Incremental First Lien Term Loan (1 mo. Term SOFR + 4.25%)	8.57%	10/04/2028		4,676	4,609,448
Highline Aftermarket Acquisition LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.70%	02/15/2030		7,779	7,837,883
Lippert Components, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	03/19/2032		3,956	3,987,934
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (1 mo. Term SOFR + 2.50%)	6.70%	04/23/2031		3,146	3,146,739
Mavis Tire Express Services Topco Corp., Term Loan B (3 mo. Term SOFR + 3.00%)	7.20%	05/04/2028		15,062	15,115,271
Paint Intermediate III LLC (Wesco Group), Term Loan B (3 mo. Term SOFR + 3.00%)	7.24%	09/11/2031		6,615	6,634,626
Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL) (United Kingdom), Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	01/15/2032		10,464	10,485,404
Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	7.07%	07/16/2031		3,496	3,496,379
Wand NewCo 3, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	01/30/2031		3,505	3,501,891
					64,772,139
Beverage & Tobacco–0.54%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.35%	07/31/2028		10,098	10,113,105
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Beverage & Tobacco–(continued)
City Brewing Co. LLC
First Lien Term Loan(e)	11.20%	09/30/2030		$5,173	$3,880,087
Super Priority Term Loan(e)	11.20%	09/30/2030		1,731	1,557,575
					15,550,767
Brokers, Dealers & Investment Houses–0.74%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	08/02/2028		1,218	1,220,882
Creative Planning (CPI Holdco B LLC), Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	05/17/2031		3,537	3,534,981
Envestnet, Inc (BCPE Pequod Buyer, Inc), Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	11/25/2031		3,274	3,283,144
GC Ferry Acquisition I, Inc., Term Loan B(d)	0.00%	08/16/2032		1,338	1,325,553
GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC), Term Loan B (3 mo. Term SOFR + 3.50%)	7.71%	06/04/2032		7,840	7,763,956
Orion US Finco (OSTTRA), Term Loan B(f)	–	05/20/2032		4,126	4,157,956
					21,286,472
Building & Development–3.77%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.82%	05/28/2030		1,801	1,811,157
Chariot Buyer LLC
First Lien Term Loan (1 mo. Term SOFR + 3.25%)	7.67%	11/03/2028		6,408	6,416,072
Term Loan B(f)	–	07/22/2032		2,535	2,539,145
Empire Today LLC
Term Loan (3 mo. Term SOFR + 5.26%) (Acquired 11/18/2024-06/25/2025; Cost $11,544,238)(e)(g)	9.57%	08/03/2029		15,884	10,030,692
Term Loan A (3 mo. Term SOFR + 5.76%) (Acquired 11/18/2024-06/25/2025; Cost $4,285,227)(e)(g)	10.07%	08/03/2029		4,734	4,076,471
Term Loan B (3 mo. Term SOFR + 5.76%) (Acquired 11/18/2024-06/25/2025; Cost $4,584,158)(e)(g)	10.07%	08/03/2029		4,671	4,022,131
Flakt Woods (Fusilli Holdco) (France), Term Loan B (6 mo. EURIBOR + 5.00%)	7.42%	04/12/2026	EUR	1,719	2,018,620
Gulfside Supply, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	06/17/2031		4,164	4,179,835
Icebox Holdco III, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.75%)	8.06%	12/22/2028		3,889	3,917,646
Interior Logic Group, Inc. (Signal Parent), Term Loan B (3 mo. Term SOFR + 3.50%) (Acquired 09/11/2023-07/08/2024; Cost $10,599,173)(g)	7.91%	04/01/2028		11,634	8,072,927
IPS Corp./CP Iris Holdco, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	10/02/2028		6,283	6,282,664
Janus International Group LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.70%	08/03/2030		1,407	1,410,756
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	9.17%	02/16/2029		12,518	12,092,726
MI Windows and Doors LLC, Incremental Term Loan B (1 mo. Term SOFR + 3.00%)	7.07%	03/28/2031		2,045	2,056,714
Modulaire (BCP-V Modular/Algeco) (United Kingdom), Term Loan(f)	–	07/31/2031	EUR	1,500	1,648,102
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	8.55%	04/29/2029		10,654	9,743,546
Quikrete Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	03/19/2029		3,744	3,750,234
Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	02/15/2032		6,246	6,252,156
Term Loan B-1 (1 mo. Term SOFR + 2.25%)	6.57%	04/14/2031		7,237	7,244,071
Quimper AB (Sweden), Incremental Term Loan (3 mo. EURIBOR + 3.75%)	5.70%	03/25/2030	EUR	389	458,141
QXO/Beacon Roofing, Term Loan B (1 mo. Term SOFR + 3.00%)	7.30%	04/23/2032		3,630	3,666,285
TAMKO Building Products LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	7.05%	09/20/2030		5,632	5,654,601
Tecta America Corp., Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	02/08/2032		1,695	1,702,205
					109,046,897
Business Equipment & Services–8.52%
AlixPartners LLP, Term Loan (1 mo. Term SOFR + 2.00%)	6.32%	07/30/2032		2,489	2,482,507
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan B(f)	–	08/06/2032		12,592	12,649,667
Azuria Water Solutions, Inc.
Delayed Draw Term Loan(d)	0.00%	05/17/2028		239	240,166
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	05/17/2028		5,479	5,497,085
Boost Newco Borrower LLC (WorldPay), Term Loan B (3 mo. Term SOFR + 2.00%)	6.30%	01/31/2031		8,460	8,479,158
Cimpress USA, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	11/01/2030		13,593	13,593,279
Cloud Software Group, Inc.
Term Loan B(f)	–	08/09/2032		4,484	4,496,575
Term Loan B-2 (3 mo. Term SOFR + 3.25%)	7.48%	03/21/2031		4,586	4,603,949
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.50%)	12.08%	02/12/2029		$3,742	$3,305,883
Term Loan (3 mo. Term SOFR + 4.00%)	8.58%	02/10/2028		15,144	14,518,915
Corporation Service Co., Term Loan B (1 mo. Term SOFR + 2.75%)	6.32%	11/02/2029		1,401	1,400,669
Deerfield Dakota Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	8.05%	04/09/2027		17,669	17,625,199
Second Lien Term Loan (3 mo. Term SOFR + 6.75%)	11.31%	04/07/2028		1,901	1,895,206
DTI HoldCo, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	8.32%	04/26/2029		7,255	6,936,402
Garda World Security Corp. (Canada), Term Loan B (1 mo. Term SOFR + 3.00%)	7.36%	02/01/2029		13,195	13,216,317
GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.75%)	8.07%	05/12/2028		13,521	12,784,545
I-Logic Tech Bidco Ltd. (Acuris) (United Kingdom), Term Loan (3 mo. Term SOFR + 3.75%)	8.05%	02/16/2028		5,108	5,122,513
ION Trading Technologies S.a.r.l. (Luxembourg), First Lien Term Loan (3 mo. Term SOFR + 3.50%)	7.80%	04/01/2028		728	731,345
ION-Markets (Trading) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.75%)	5.75%	04/01/2028	EUR	11,558	13,419,039
Kantar Media (Luxembourg), Term Loan B(f)	–	03/06/2032	EUR	2,113	2,493,092
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (6 mo. EURIBOR + 5.75%)	7.92%	10/25/2029	EUR	7,138	6,377,569
Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	8.23%	08/11/2028		3,804	3,817,998
Monitronics International, Inc., DIP Term Loan A (3 mo. Term SOFR + 7.50%) (Acquired 06/30/2023-02/16/2024; Cost $25,591,905)(g)	12.06%	06/30/2028		25,579	25,226,864
OCM System One Buyer CTB LLC, Term Loan B (3 mo. Term SOFR + 3.75%)	7.80%	03/02/2028		4,564	4,582,417
Orchid Merger Sub II LLC, Term Loan (3 mo. Term SOFR + 4.75%) (Acquired 11/12/2021-01/05/2022; Cost $8,825,074)(g)	9.17%	07/27/2027		9,030	4,458,524
Project Dragon (Voyix Digital Banking), Term Loan B (3 mo. Term SOFR + 3.25%)	7.05%	09/30/2031		8,724	8,744,879
Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	01/31/2028		3,637	3,661,530
Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	11/14/2030		13,267	13,318,646
Socotec (Holding SAS) (France)
Term Loan B (3 mo. Term SOFR + 3.75%)	8.04%	06/02/2028		1,373	1,384,708
Term Loan B (3 mo. Term SOFR + 3.25%)	7.56%	06/02/2031		115	115,907
Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	8.58%	03/04/2028		29,477	25,129,586
Thermostat Purchaser III, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	8.55%	08/31/2028		3,798	3,824,533
					246,134,672
Cable & Satellite Television–2.91%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Incremental Term Loan (3 mo. EURIBOR + 5.00%)	7.03%	10/31/2027	EUR	1,372	1,356,955
Term Loan (1 mo. Term SOFR + 5.00%)	9.32%	10/31/2027		12,251	10,668,343
Term Loan B (3 mo. EURIBOR + 5.00%)	7.03%	10/31/2027	EUR	3,281	3,244,756
Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B-5 (1 mo. Term SOFR + 2.50%)	6.93%	09/01/2028		1,090	1,082,667
Term Loan B-1 (1 mo. Term SOFR + 2.75%)	7.57%	09/18/2030		9,170	9,152,278
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (6 mo. Term SOFR + 4.00%)	10.50%	08/14/2026		9,264	8,252,530
Term Loan B-12 (6 mo. Term SOFR + 5.51%)	10.19%	01/31/2026		22,096	19,710,703
Term Loan B-14 (3 mo. EURIBOR + 5.50%)	7.53%	08/15/2028	EUR	4,781	5,144,974
UPC - LG (Sunrise), Term Loan AAA (6 mo. Term SOFR + 2.50%)	6.69%	02/17/2032		10,144	10,144,520
Virgin Media 02 - LG (United Kingdom)
Term Loan Q (1 mo. Term SOFR + 3.25%)	7.73%	01/31/2029		29	28,851
Term Loan Y (6 mo. Term SOFR + 3.25%)	7.37%	03/31/2031		15,486	15,215,480
					84,002,057
Chemicals & Plastics–7.48%
A&R Logistics Holdings, Inc. (Quantix)
Incremental Term Loan (3 mo. Term SOFR + 6.90%)(e)	11.19%	08/03/2026		4,914	4,515,724
Incremental Term Loan (3 mo. Term SOFR + 6.90%)(e)	11.19%	08/06/2026		75	69,137
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	9.55%	12/14/2029		7,977	7,538,220
Aruba Investments, Inc., First Lien Term Loan (1 mo. EURIBOR + 4.00%)	5.87%	11/24/2027	EUR	3,591	3,986,438
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Ascend Performance Materials Operations LLC
DIP Term Loan (1 mo. Term SOFR + 10.00%) (Acquired 04/23/2025-08/25/2025; Cost $7,423,696)(g)	5.94%	10/23/2025		$7,632	$5,437,980
Term Loan (Acquired 03/23/2022-01/31/2025; Cost $14,970,605)(g)(h)(i)	9.07%	08/27/2026		15,180	536,066
Austin Powder (A-AP Buyer, Inc.), First Lien Term Loan (1 mo. Term SOFR + 3.25%)	7.07%	09/09/2031		2,742	2,750,952
Charter NEX US, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.11%	12/01/2030		7,822	7,864,074
Chemours Co. (The), Term Loan B-3 (1 mo. Term SOFR + 3.00%)(e)	7.32%	08/18/2028		10,551	10,564,529
Derby Buyer LLC (Delrin), Term Loan B (1 mo. Term SOFR + 3.00%)	7.36%	11/01/2030		4,618	4,638,564
Discovery Purchaser Corp. (BES)
First Lien Term Loan (3 mo. Term SOFR + 4.38%)	8.08%	10/04/2029		12,290	12,275,843
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	11.33%	10/04/2030		1,420	1,410,774
Eastman Tire Additives (River Buyer, Inc.)
First Lien Term Loan (3 mo. Term SOFR + 6.25%)	10.45%	05/28/2026		6,239	5,414,457
First Lien Term Loan (1 mo. Term SOFR + 5.25%)	9.71%	08/01/2029		7,677	2,670,996
Flint Group (ColourOz Inv) (Germany)
Term Loan (3 mo. EURIBOR + 4.25%)	0.75%	12/31/2026	EUR	6,119	6,778,628
Term Loan (3 mo. Term SOFR + 4.51%)	0.75%	12/31/2026		2,008	1,899,021
Hasa Intermediate Holdings LLC
Incremental Delayed Draw Term Loan(d)(e)	0.00%	01/10/2029		379	377,700
Incremental Term Loan (3 mo. Term SOFR + 4.75%)(e)	9.05%	01/10/2029		3,822	3,813,816
Revolver Loan(d)(e)	0.00%	01/10/2029		1,579	1,575,630
Revolver Loan (3 mo. Term SOFR + 3.00%)(e)	9.05%	01/10/2029		257	256,497
Ineos Quattro (STYRO)
Term Loan (1 mo. Term SOFR + 4.25%)	8.57%	10/01/2031		8,630	7,356,872
Term Loan B (1 mo. Term SOFR + 3.86%)	8.17%	03/14/2030		2,566	2,240,733
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 3.25%)	7.57%	02/18/2030		16,470	15,166,209
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	02/07/2031		10,787	9,771,161
Lummus Technology Holdings V LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/31/2029		5,842	5,863,113
Nouryon Finance B.V., Term Loan B (1 mo. Term SOFR + 3.25%)	7.61%	04/03/2028		4,877	4,897,959
Oxea Corp. (OQ Chemicals) (Oman)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	6.19%	04/07/2031	EUR	6,586	7,341,538
Term Loan B-2 (3 mo. Term SOFR + 3.50%)	8.64%	04/07/2031		15,237	14,157,895
Potters Industries, Term Loan B (3 mo. Term SOFR + 3.00%)	7.32%	12/14/2027		2,421	2,431,535
Proampac PG Borrower LLC, Term Loan (1 mo. Term SOFR + 4.00%)	8.19%	09/15/2028		8,919	8,937,176
Trinseo Materials Operating S.C.A.
Incremental Term Loan (3 mo. Term SOFR + 2.50%)	6.96%	05/03/2028		2,892	774,865
Term Loan A (3 mo. Term SOFR + 8.50%)	12.82%	05/03/2028		2,667	2,667,182
Term Loan B (3 mo. Term SOFR + 8.50%)	12.82%	05/03/2028		19,629	19,648,672
Term Loan C (3 mo. Term SOFR + 8.50%)	12.82%	05/03/2028		2,319	2,319,183
Tronox Finance LLC, Term Loan B (3 mo. Term SOFR + 2.25%)	6.55%	04/04/2029		4,643	4,248,517
Univar, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	08/01/2030		8,582	8,605,404
USALCO LLC
Delayed Draw Term Loan(d)	0.00%	09/30/2031		431	431,419
Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	09/30/2031		4,164	4,166,363
V Global Holdings LLC
Revolver Loan (1 mo. USD LIBOR + 5.75%)(e)	0.50%	12/22/2027		815	770,022
Revolver Loan(d)(e)	0.00%	12/22/2027		75	70,807
Term Loan (3 mo. Term SOFR + 5.90%)(e)	10.14%	12/22/2027		7,077	6,687,953
W. R. Grace Holdings LLC, Term Loan B (3 mo. Term SOFR + 3.00%)(e)	7.34%	08/09/2032		3,218	3,221,741
					216,151,365
Clothing & Textiles–0.46%
ABG Intermediate Holdings 2 LLC
Incremental Term Loan (1 mo. Term SOFR + 2.25%)	6.57%	02/12/2032		5,950	5,921,880
Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	12/21/2028		3,020	3,019,394
Beach Acquisition Bidco, LLC (Skechers), Term Loan B (3 mo. Term SOFR + 2.75%)	7.31%	06/26/2032		4,390	4,423,154
					13,364,428
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Conglomerates–0.08%
CTEC III GmbH (CeramTec) (Germany), Term Loan B (f)	–	03/16/2029	EUR	2,000	$2,328,101
Containers & Glass Products–2.41%
Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	7.55%	06/07/2031		$10,772	10,813,353
Flex Acquisition Co., Inc.
Delayed Draw Term Loan(d)	0.00%	04/01/2032		163	163,492
Delayed Draw Term Loan (1 mo. Term SOFR + 3.25%)	1.63%	04/01/2032		5	5,057
Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	04/30/2032		9,640	9,640,984
Iris Holding, Inc. (Intertape), First Lien Term Loan (3 mo. Term SOFR + 4.75%)	9.16%	06/28/2028		7,277	7,067,036
Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%) (Acquired 11/22/2022-01/23/2025; Cost $16,419,301)(g)	10.96%	11/22/2027		16,887	16,359,309
Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 5.25%)	9.62%	10/04/2028		5,412	5,448,712
Term Loan A-2, (1 mo. Term SOFR + 3.86%)	5.98%	10/04/2028		8,253	7,031,864
Pregis Corp., Term Loan B (1 mo. Term SOFR + 4.00%)	8.32%	02/01/2029		4,908	4,958,062
Refresco (Pegasus Bidco B.V.) (Netherlands), Term Loan B (3 mo. Term SOFR + 3.25%)	7.46%	07/12/2029		4,054	4,070,543
TricorBraun, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	03/03/2031		3,989	3,974,315
					69,532,727
Cosmetics & Toiletries–0.77%
Bausch and Lomb, Inc.
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	09/29/2028		4,462	4,472,847
Term Loan B (1 mo. Term SOFR + 4.25%)	8.57%	01/30/2031		10,634	10,662,738
KDC/ONE Development Corp., Inc. (Canada), Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	08/15/2028		1,950	1,955,700
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	7.03%	06/29/2028	EUR	4,800	5,296,530
					22,387,815
Drugs–0.47%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	6.42%	11/15/2027		13,617	13,602,225
Ecological Services & Equipment–1.04%
Anticimex Global AB (Sweden)
Term Loan B-1 (3 mo. Term SOFR + 3.50%)	7.76%	11/16/2028		469	470,442
Term Loan B-6 (1 mo. Term SOFR + 3.50%)	7.76%	11/16/2028		2,819	2,831,426
Arden University (BidCo Ltd.) (United Kingdom), Term Loan(f)	–	08/13/2032	EUR	1,552	1,789,801
EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 3.25%)	7.57%	09/20/2030		8,709	8,792,971
Erie US Merger Sub, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.82%	02/04/2032		5,732	5,735,332
Groundworks LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 3.50%)	7.32%	03/14/2031		104	104,312
Delayed Draw Term Loan(d)	0.00%	03/14/2031		552	553,172
Term Loan (1 mo. Term SOFR + 3.50%)	7.32%	03/14/2031		3,533	3,542,276
MIP V Waste LLC (GreenWaste), Term Loan B(e)(f)	–	08/13/2032		664	667,006
OGF (VESCAP/Obol France 3/PHM) (Netherlands), Term Loan B(f)	–	12/29/2028	EUR	1,753	2,022,912
Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (3 mo. Term SOFR + 3.50%)	7.30%	10/03/2031		3,549	3,574,496
					30,084,146
Electronics & Electrical–8.20%
Allegro MicroSystems, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	10/31/2030		507	506,877
Applied Systems, Inc., First Lien Term Loan (3 mo. Term SOFR + 2.50%)	6.45%	02/24/2031		636	636,563
AQA Acquisition Holding, Inc. (SmartBear), Term Loan B (1 mo. Term SOFR + 4.00%)	8.31%	03/03/2028		5,135	5,112,086
Avalara, Inc. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.25%)	7.55%	03/19/2032		7,392	7,445,009
Boxer Parent Co., Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	7.20%	07/30/2031		4,448	4,447,827
Duck Creek Technologies, Inc (Disco Parent, Inc), Term Loan (3 mo. Term SOFR + 3.25%)(e)	7.48%	08/15/2032		2,280	2,297,362
EverCommerce, Term Loan B (1 mo. Term SOFR + 3.25%)	6.57%	07/06/2028		1,666	1,669,499
Exclusive (Networks Everest/Etna French Bidco) (France)
First Lien Term Loan(f)	–	12/14/2031	EUR	97	114,246
Term Loan B-1(f)	–	12/14/2031	EUR	604	711,257
Term Loan B-2(f)	–	12/14/2031	EUR	299	351,527
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Exclusive Group (France)
Term Loan B-1 (3 mo. Term SOFR + 4.50%)(e)	8.79%	12/14/2031		$3,324	$3,298,787
Term Loan B-2 (3 mo. Term SOFR + 4.50%)(e)	8.79%	12/05/2031		1,656	1,643,216
Gryphon Debt Merger Sub, Inc. (aka Altera) (United Kingdom), Term Loan B(f)	–	06/30/2032		9,044	9,091,952
Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC)
Term Loan B-5 (3 mo. EURIBOR + 4.00%)	5.98%	09/30/2028	EUR	1,000	1,176,808
Term Loan B-5 (3 mo. Term SOFR + 4.25%)	8.55%	09/30/2028		7,790	7,829,125
Inetum (Granite Fin Bidco SAS) (France), Term Loan B (3 mo. EURIBOR + 4.98%)	7.01%	10/17/2028	EUR	954	1,021,644
Infinite Electronics
First Lien Incremental Term Loan (1 mo. Term SOFR + 6.25%)(e)	10.45%	03/02/2028		2,191	2,136,255
First Lien Term Loan (3 mo. Term SOFR + 3.25%)	8.32%	03/02/2028		8,917	8,459,683
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	11.57%	03/02/2029		1,609	1,419,558
Instructure Holdings, Inc.
Second Lien Term Loan (6 mo. Term SOFR + 5.00%)	9.21%	09/10/2032		2,572	2,612,000
Term Loan (3 mo. Term SOFR + 2.75%)	7.09%	11/13/2031		268	268,134
ION-Corp (Helios Software), Term Loan B (2 mo. Term SOFR + 3.00%)	7.30%	07/18/2030		4,140	4,150,203
KnowBe4 (aka Oranje MidCo, LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	8.06%	07/26/2032		7,702	7,741,013
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 7.03%)(e)	11.24%	07/10/2028	GBP	2,738	3,552,118
Term Loan (1 mo. Term SOFR + 8.00%)(e)	11.71%	08/17/2028		3,650	3,492,972
Mavenir Systems, Inc., Second Lien Term Loan (3 mo. Term SOFR + 12.00%)(e)	12.00%	07/28/2030		1,180	843,586
McAfee Enterprise, Term Loan (3 mo. Term SOFR + 6.25%)	10.56%	07/27/2028		7,867	8,014,191
McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	7.35%	03/01/2029		3,491	3,344,300
Modena Buyer LLC (End User Computing), Term Loan (3 mo. Term SOFR + 4.50%)	8.81%	07/01/2031		1,445	1,425,171
Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.25%) (Acquired 04/16/2020-08/18/2025; Cost $14,728,319)(g)	10.68%	04/30/2026		15,194	13,318,811
Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo. EURIBOR + 8.00%) (Acquired 01/14/2022-06/10/2025; Cost $6,274,776)(e)(g)	4.00%	03/03/2028	EUR	5,552	5,306,945
Particle Luxembourg S.a.r.l. (WebPros) (Netherlands), Term Loan B (1 mo. Term SOFR + 4.00%)	8.07%	03/28/2031		6,509	6,561,626
Proofpoint, Inc.
Term Loan(f)	–	08/31/2028		2,560	2,578,920
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	08/31/2028		13,000	13,094,562
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.40%)	8.71%	02/01/2029		13,599	11,270,458
First Lien Term Loan (1 mo. Term SOFR + 6.00%)	10.31%	02/01/2029		7,642	7,907,918
RANGE RED OPER, Inc., Second Lien Term Loan (Acquired 10/01/2024; Cost $0)(e)(f)(g)	–	10/01/2029		3	0
Renaissance Holding Corp., Term Loan (3 mo. Term SOFR + 4.00%)	8.32%	04/05/2030		15,106	13,066,999
Resideo Funding, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	6.36%	08/09/2032		3,596	3,595,132
Shift4 Payments LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	7.08%	06/30/2032		2,190	2,211,112
SonicWall U.S. Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 5.00%)	9.30%	05/18/2028		9,418	9,267,243
STG-Fairway Acquisitions, Inc., First Lien Term Loan B-3 (1 mo. Term SOFR + 2.75%)	7.07%	10/31/2031		6,980	7,006,090
Storable, Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	04/17/2031		5,731	5,760,283
Ultimate Software Group, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.00%)	6.81%	02/10/2031		7,128	7,132,925
UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.75%)(e)	7.36%	11/20/2028		6,852	6,895,031
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.75%)(e)	7.79%	05/31/2029	EUR	13,364	15,634,208
Term Loan B-2 (6 mo. Term SOFR + 5.75%)(e)	10.01%	05/31/2029		7,500	7,500,303
Varsity Brands Holding Co., Inc., Term Loan B (3 mo. Term SOFR + 3.25%)	7.45%	08/26/2031		4,182	4,200,690
					237,122,225
Equipment Leasing–0.07%
IFCO Management (Germany), Term Loan B (f)	–	07/30/2032	EUR	1,779	2,088,915
Farming/Agriculture–0.16%
Rovensa (Root Bidco S.a.r.l.) (Luxembourg), Term Loan B (6 mo. EURIBOR + 5.25%)	7.33%	09/29/2027	EUR	3,958	4,669,206
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–1.82%
AssetMark Financial Holdings, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	7.06%	09/05/2031		$3,536	$3,546,151
BroadStreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	7.07%	06/13/2031		7,700	7,704,991
Citrin Cooperman Advisors, LLC
Delayed Draw Term Loan(d)	0.00%	04/01/2032		267	267,532
Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	03/31/2032		4,143	4,146,743
Eisner Advisory Group LLC
Delayed Draw Term Loan(d)(e)	0.00%	02/28/2031		4,917	4,935,557
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	8.32%	02/28/2031		7,335	7,390,231
Grant Thornton Advisors LLC
Incremental Term Loan (1 mo. Term SOFR + 3.00%)	7.32%	06/02/2031		5,949	5,977,605
Term Loan B (1 mo. Term SOFR + 2.75%)	6.82%	06/02/2031		8,438	8,429,859
Hightower Holding LLC., Term Loan B (3 mo. Term SOFR + 2.75%)	7.07%	02/03/2032		1,151	1,152,004
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	8.20%	02/18/2027		7,307	7,255,635
Tricor (Thevelia/Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.00%)	7.30%	06/18/2029		1,663	1,669,389
					52,475,697
Food Products–1.52%
Arnott’s (Snacking Investments US LLC), Term Loan (3 mo. Term SOFR + 4.00%)	8.31%	12/18/2026		979	985,699
Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	6.38%	02/12/2027	EUR	6,100	6,280,023
CHG PPC Parent LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	7.43%	11/17/2028		233	233,941
Florida Food Products LLC
First Lien Term Loan (3 mo. Term SOFR + 5.00%) (Acquired 06/09/2022; Cost $2,877,126)(g)	9.30%	10/18/2028		2,979	2,070,147
First Lien Term Loan (3 mo. Term SOFR + 5.00%) (Acquired 10/08/2021-05/10/2022; Cost $18,785,303)(g)	9.56%	10/18/2028		18,981	13,173,614
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 10/08/2021-11/30/2021; Cost $4,115,221)(e)(g)	12.56%	10/18/2029		4,194	1,992,210
Sigma Holdco B.V. (Netherlands)
Term Loan B (6 mo. EURIBOR + 4.00%)	6.03%	01/02/2028	EUR	3,000	3,438,242
Term Loan B (6 mo. Term SOFR + 3.91%)	8.30%	01/03/2028		8,362	8,172,330
Solina Group Services (Powder Bidco) (France), Term Loan B (3 mo. Term SOFR + 3.25%)	7.57%	03/07/2029		2,972	2,996,722
United Petfood (Belgium), Term Loan B (3 mo. EURIBOR + 2.50%)	4.82%	02/26/2032	EUR	2,172	2,548,346
Valeo Foods (Platform Bidco Ltd.), Term Loan (3 mo. EURIBOR + 4.00%)	5.94%	09/29/2028	EUR	1,736	2,042,956
					43,934,230
Food Service–1.26%
Areas (Pax Midco Spain) (Spain), Term Loan B-3 (3 mo. EURIBOR + 4.00%)	6.04%	12/31/2029	EUR	11,700	13,768,313
Gategroup (Switzerland), Term Loan(f)	–	05/28/2032		2,832	2,855,486
IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/15/2027		4,680	4,682,044
Selecta Group B.V. (Switzerland)
Term Loan (Acquired 06/06/2025; Cost $10,290,485)(d)(e)(g)	0.00%	08/01/2030	EUR	3,498	3,985,313
Term Loan (Acquired 06/06/2025; Cost $10,290,485)(e)(g)	7.47%	08/01/2030	EUR	5,708	6,502,354
WW International, Inc., Term Loan (3 mo. Term SOFR + 6.80%)	11.12%	06/25/2030		5,119	4,719,072
					36,512,582
Forest Products–0.19%
NewLife Forest Restoration LLC, Term Loan (e)(f)	–	04/10/2029		5,402	5,402,296
Health Care–5.49%
Ascend Learning LLC
Second Lien Term Loan (1 mo. Term SOFR + 5.75%)	10.17%	12/10/2029		1,651	1,655,162
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	12/10/2028		5,052	5,055,193
Boots Group Finco L.P. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.50%)	7.70%	07/16/2032		4,006	4,020,860
Bracket Intermediate Holding Corp. (Signant), Term Loan B (3 mo. Term SOFR + 4.25%)	8.55%	05/08/2028		3,940	3,969,194
Cerba (Chrome Bidco) (France)
Incremental Term Loan C (1 mo. EURIBOR + 3.95%)	6.01%	02/16/2029	EUR	4,125	3,344,160
Incremental Term Loan D (3 mo. EURIBOR + 5.45%)	7.51%	02/16/2029	EUR	3,500	2,847,829
Term Loan B (1 mo. EURIBOR + 3.70%)	5.76%	06/30/2028	EUR	12,494	10,129,599
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Certara Holdco, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)(e)	7.30%	06/26/2031		$502	$504,966
Global Medical Response, Inc., PIK Term Loan, 0.75% PIK Rate, 8.95% Cash Rate (1 mo. Term SOFR + 4.75%)(j)	0.75%	10/31/2028		12,335	12,355,365
ImageFirst, Term Loan B (3 mo. Term SOFR + 3.25%)	7.57%	03/15/2032		2,448	2,457,626
International SOS L.P. (AEA International), Term Loan B (3 mo. Term SOFR + 2.75%)(e)	7.05%	09/07/2028		4,693	4,721,971
IVC Evidensia (Indep Vetcare Group) (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.75%)	8.05%	12/06/2028		1,296	1,305,723
MB2 Dental Solutions LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 5.53%)(e)	9.82%	02/15/2031		584	590,026
Delayed Draw Term Loan (1 mo. Term SOFR + 5.53%)(e)	9.82%	02/15/2031		679	686,188
Delayed Draw Term Loan(d)(e)	0.00%	02/13/2031		1,060	1,070,085
Revolver Loan (1 mo. Term SOFR + 5.50%)(e)	0.50%	02/15/2031		92	92,129
Revolver Loan(d)(e)	0.00%	02/13/2031		237	236,905
Term Loan (1 mo. Term SOFR + 5.50%)(e)	9.82%	02/13/2031		4,692	4,738,784
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. Term SOFR + 5.25%)	9.59%	12/17/2028		2,538	2,537,000
Term Loan (1 mo. Term SOFR + 4.00%)	8.34%	12/17/2028		8,337	8,104,661
Term Loan (1 mo. Term SOFR + 4.11%)(e)	8.46%	12/17/2028		6,315	5,494,333
Median Kliniken (Median B.V, Remedco GER B.V) (Netherlands), Term Loan (3 mo. EURIBOR + 4.93%)	6.91%	10/14/2027	EUR	1,939	2,278,227
Mehilainen Yhtiot Oy (Finland), Term Loan (3 mo. EURIBOR + 3.50%)	5.48%	08/05/2031	EUR	3,023	3,552,065
MJH Healthcare Holdings, LLC, Term Loan (1 mo. Term SOFR + 2.75%)	7.07%	01/29/2029		144	144,582
Opella, Term Loan B (6 mo. Term SOFR + 3.25%)	7.44%	03/31/2032		10,635	10,709,949
Organon & Co., Term Loan (1 mo. Term SOFR + 2.25%)	6.57%	05/19/2031		5,485	5,366,535
Pathway Vet Alliance LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%)	9.31%	09/30/2029		4,539	4,572,283
Precision Medicine Group LLC, Term Loan B (1 mo. Term SOFR + 3.50%) (Acquired 08/14/2025; Cost $5,675,216)(g)	7.70%	08/13/2032		5,704	5,707,328
QuidelOrtho Corp., Term Loan B(f)	–	08/13/2032		5,382	5,331,163
R1 RCM, Inc.
Delayed Draw Term Loan B(d)	0.00%	11/19/2031		471	472,606
Term Loan B (1 mo. Term SOFR + 3.25%)	7.32%	10/24/2031		6,575	6,599,940
Sharp Services LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.55%	12/31/2028		398	399,248
Southern Veterinary Partners LLC, Term Loan B (3 mo. Term SOFR + 2.50%)	6.82%	12/04/2031		9,163	9,168,967
Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. Term SOFR + 4.25%)(e)	8.68%	12/31/2029		3,243	2,634,972
TEAM Services Group LLC, Term Loan B (1 mo. Term SOFR + 5.25%)	9.56%	12/20/2027		6,722	6,694,042
TTF Holdings LLC (Soliant), Term Loan B (6 mo. Term SOFR + 3.75%)	7.79%	07/18/2031		12,610	12,555,052
Zelis Cost Management Buyer, Inc.
Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	11/26/2031		4,175	4,184,394
Term Loan B-2 (1 mo. Term SOFR + 2.75%)	7.07%	09/28/2029		2,444	2,440,631
					158,729,743
Home Furnishings–1.48%
Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (3 mo. Term SOFR + 3.25%)	7.55%	01/14/2032		2,948	2,955,257
Kidde Global Solutions, Term Loan (1 mo. Term SOFR + 3.50%)	7.86%	12/02/2031		11,711	11,788,755
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.62%)(e)	11.94%	06/29/2028		752	751,621
Term Loan (3 mo. Term SOFR + 7.50%)	11.91%	06/29/2028		10,637	9,903,694
Tempur Sealy International Inc., Term Loan B (1 mo. Term SOFR + 2.29%)	6.55%	10/24/2031		8,797	8,830,219
Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	8.67%	10/30/2027		1,826	1,827,008
Term Loan B (1 mo. Term SOFR + 3.25%)	7.68%	10/30/2027		6,722	6,717,040
					42,773,594
Industrial Equipment–3.94%
Alliance Laundry Systems LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.59%	08/19/2031		12,723	12,724,774
Chart Industries, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.79%	03/15/2030		2,697	2,713,475
Cooper Machinery/Astro Acquisition, Term Loan(e)(f)	–	08/13/2032		3,430	3,438,842
Crosby US Acquisition Corp., Term Loan (1 mo. Term SOFR + 3.50%)	7.82%	08/16/2029		1,681	1,691,409
Discovery Energy Holding Co. (Kohler Energy), Term Loan B (3 mo. Term SOFR + 3.75%)	8.05%	05/01/2031		9,799	9,842,384
DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	10/11/2030		6,115	6,153,870
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
EMRLD Borrower L.P. (Copeland)
Incremental Term Loan B (3 mo. Term SOFR + 2.50%)	6.57%	08/04/2031		$4,003	$3,999,875
Term Loan B (1 mo. Term SOFR + 2.50%)	6.45%	05/31/2030		467	466,511
Kantar (Summer BC Bidco/KANGRP) (Luxembourg)
Revolver Loan(d)(e)	0.00%	06/04/2026		10,250	9,788,750
Term Loan B (3 mo. Term SOFR + 5.26%)	9.56%	02/15/2029		10,451	10,477,576
Madison IAQ LLC
Term Loan (1 mo. Term SOFR + 3.25%)	6.70%	06/21/2028		1,768	1,772,333
Term Loan B (3 mo. Term SOFR + 3.25%)	7.45%	03/29/2032		12,353	12,429,864
Minimax (-Viking GmbH, -MX Holdings US, Inc.), Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	02/17/2032		2,312	2,320,245
Sabre Industries, Inc., Term Loan B(f)	–	08/13/2032		3,518	3,522,620
Sanmina Corp., Term Loan(e)(f)	–	08/06/2032		1,318	1,318,249
Tank Holding Corp.
Revolver Loan(d)(e)	0.00%	03/31/2028		922	848,742
Term Loan (1 mo. Term SOFR + 6.00%)	10.17%	03/31/2028		8,031	7,651,540
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (1 mo. Term SOFR + 3.00%)	7.20%	04/30/2030		8,592	8,632,148
Victory Buyer LLC (Vantage Elevator)
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	8.18%	11/19/2028		13,051	13,086,789
Second Lien Term Loan (1 mo. Term SOFR + 7.00%)(e)	11.43%	11/19/2029		1,148	1,112,054
					113,992,050
Insurance–2.35%
Acrisure LLC
Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	11/06/2030		13,691	13,701,667
Term Loan B (1 mo. Term SOFR + 3.29%)	7.57%	06/04/2032		1,785	1,786,985
Alliant Holdings Intermediate LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	09/19/2031		16,365	16,347,367
AmWINS Group, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	6.57%	01/23/2032		6,477	6,481,821
CRC Insurance Group LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	7.05%	05/06/2031		9,126	9,151,641
HUB International Ltd., Term Loan B (3 mo. Term SOFR + 2.50%)	6.83%	06/20/2030		1,828	1,834,385
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	6.82%	07/31/2031		11,595	11,639,426
USI, Inc.
Term Loan B (3 mo. Term SOFR + 2.25%)	6.55%	11/23/2029		5,456	5,454,613
Term Loan B (3 mo. Term SOFR + 2.25%)	6.55%	09/27/2030		1,514	1,514,611
					67,912,516
Leisure Goods, Activities & Movies–2.93%
Ancestry.com Operations, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.67%	12/06/2027		858	860,245
ATG Entertainment (United Kingdom), Term Loan B (1 mo. Term SOFR + 3.75%)	8.06%	03/21/2032		3,629	3,667,563
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.85%	12/02/2031		20,856	20,865,839
Dorna Sports, S.L. (Spain), Term Loan(f)	–	07/29/2032	EUR	1,893	2,228,149
Fitness International LLC, Term Loan B (1 mo. Term SOFR + 5.25%)	8.82%	02/05/2029		7,313	7,375,444
Galileo Global Education Finance S.a.r.l. (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 3.25%)	5.28%	07/31/2031	EUR	87	101,330
GBT Group Servicers B.V. (fka Global Business Travel Holdings Ltd.) (United Kingdom), Term Loan B (3 mo. Term SOFR + 2.50%)	6.81%	07/25/2031		6,132	6,151,502
Herschend Entertainment Co., LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	05/14/2032		2,281	2,299,977
LC Ahab US Bidco LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.32%	05/01/2031		4,796	4,814,096
Meuse Bidco S.A. (Gaming1) (Belgium), Term Loan(f)	–	07/03/2030	EUR	1,002	1,174,788
Nord Anglia Education (Netherlands), Term Loan (3 mo. Term SOFR + 2.75%)	6.95%	01/09/2032		9,660	9,698,403
Orbiter International S.a.r.l. (Luxembourg), Term Loan (6 mo. EURIBOR + 3.92%)	5.94%	10/25/2028	EUR	2,000	2,123,368
Parques Reunidos (Piolin Bidco S.A.U.) (Spain)
Revolver Loan(d)	0.00%	03/16/2026	EUR	1,642	1,806,253
Term Loan B-4 (6 mo. EURIBOR + 4.50%)	6.53%	09/16/2029	EUR	637	753,023
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
Vue International Bidco PLC (United Kingdom)
Second Lien Term Loan (6 mo. EURIBOR + 8.50%) (Acquired 02/20/2024-04/08/2025; Cost $2,961,659)(e)(g)	2.36%	12/31/2027	EUR	3,934	$6,185,545
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 04/08/2025; Cost $2,050,953)(g)	10.26%	06/30/2027	EUR	1,872	2,184,368
Term Loan (6 mo. EURIBOR + 8.50%) (Acquired 02/20/2024-04/08/2025; Cost $2,499,955)(e)(g)	2.36%	12/31/2027	EUR	2,354	3,673,676
Term Loan (6 mo. EURIBOR + 8.00%)(e)	10.26%	06/30/2027	EUR	1,088	1,893,373
World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%)	8.94%	08/13/2031		$6,737	6,745,535
					84,602,477
Lodging & Casinos–2.61%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 5.61%)	9.98%	03/11/2030		1,291	1,295,476
Term Loan (1 mo. Term SOFR + 1.61%)	6.00%	03/11/2030		1,171	1,163,380
Caesars Entertainment, Inc.
Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	6.57%	02/06/2030		2,010	2,008,461
Term Loan (1 mo. Term SOFR + 2.75%)	6.57%	02/06/2031		8,939	8,926,346
Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. Term SOFR + 3.75%)	7.57%	01/27/2029		14,209	14,218,834
GVC Finance LLC (United Kingdom)
Term Loan(f)	–	07/30/2032		2,019	2,018,652
Term Loan B (3 mo. Term SOFR + 2.75%)	7.02%	10/31/2029		14,907	14,922,203
Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.32%	08/02/2028		742	741,966
J&J Ventures Gaming, LLC, Term Loan B(f)	–	04/26/2030		500	494,801
Motel One (One Hotels GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 4.25%)	6.19%	05/03/2032	EUR	1,084	1,281,610
Penn Entertainment, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	05/03/2029		5,679	5,692,091
Tortuga Resorts Ghd LLC, Term Loan(e)(f)	–	08/13/2032		4,962	4,971,126
Travel + Leisure Co., Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	12/14/2029		2,843	2,851,841
Voyager Parent, LLC, Term Loan B (3 mo. Term SOFR + 4.75%)	9.04%	05/10/2032		14,938	14,987,360
					75,574,147
Nonferrous Metals & Minerals–1.34%
ACNR Holdings, Inc., Term Loan	13.00%	12/11/2029		14,553	14,389,417
AZZ, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.07%	05/14/2029		779	782,387
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 2.75%)	6.71%	02/26/2032		9,675	9,734,304
Form Technologies LLC, Term Loan (1 mo. Term SOFR + 5.75%)(e)	10.08%	05/30/2030		7,379	6,732,926
SCIH Salt Holdings, Inc. (Kissner Group), First Lien Incremental Term Loan B-1 (3 mo. Term SOFR + 4.00%)	7.20%	01/31/2029		7,126	7,148,781
					38,787,815
Oil & Gas–2.39%
EPIC Crude Services L.P., Term Loan B (3 mo. Term SOFR + 2.50%)	6.83%	10/15/2031		955	960,425
ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 2.48%)	6.80%	10/11/2030		3,462	3,465,326
McDermott International Ltd.
LOC(d)	0.00%	06/30/2027		9,674	8,174,197
LOC (3 mo. Term SOFR + 4.26%)	8.85%	06/30/2027		5,404	3,971,559
PIK Term Loan, 3.00% PIK Rate, 5.43% Cash Rate(j)	3.00%	12/31/2027		4,933	2,700,952
Term Loan (1 mo. Term SOFR + 3.00%)	7.43%	06/30/2027		725	535,391
Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B (3 mo. Term SOFR + 3.75%)	8.03%	02/28/2030		4,691	4,693,890
PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 3.00%)	7.05%	03/26/2031		2,148	2,158,810
Prairie ECI Acquiror L.P., Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	08/01/2029		5,370	5,424,208
Rockpoint Gas Storage Partners L.P. (Canada), Term Loan B (3 mo. Term SOFR + 3.00%)	7.30%	09/18/2031		7,986	8,019,308
Rockwood Service Corp., Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	07/30/2031		3,662	3,674,050
Stakeholder Midstream, Term Loan(e)(f)	–	11/20/2030		5,098	5,085,458
Third Coast Super Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.75%)	8.07%	09/25/2030		14,343	14,424,036
TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	6.82%	11/17/2028		3,480	3,489,742
WhiteWater Matterhorn, Term Loan B (3 mo. Term SOFR + 2.31%)	6.57%	06/16/2032		2,218	2,223,226
					69,000,578
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Publishing–1.84%
Adtalem Global Education, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	7.07%	08/12/2028		$628	$629,148
Cengage Learning, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.82%	03/22/2031		17,225	17,275,345
Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.50%)	7.30%	10/30/2030		2,778	2,783,844
Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.85%	06/17/2032		6,976	6,978,517
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. Term SOFR + 5.25%)	9.67%	04/09/2029		11,569	10,907,367
Second Lien Term Loan B (1 mo. Term SOFR + 8.00%)	12.82%	04/08/2030		8,093	7,397,318
McGraw-Hill Education, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	08/06/2031		7,227	7,262,974
					53,234,513
Radio & Television–0.24%
iHeartCommunications, Inc., Term Loan (1 mo. Term SOFR + 5.89%)	10.21%	05/01/2029		7,422	6,269,231
Univision Communications, Inc., Incremental Term Loan B (1 mo. Term SOFR + 3.61%)	7.93%	01/31/2029		589	588,849
					6,858,080
Retailers (except Food & Drug)–1.34%
Action Holding B.V. (Peer Holdings) (Netherlands)
Term Loan B (3 mo. Term SOFR + 2.50%)	6.80%	07/01/2031		2,730	2,738,813
Term Loan B-4 (3 mo. Term SOFR + 2.50%)	6.80%	10/28/2030		5,682	5,698,405
Bass Pro Group LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	7.57%	01/31/2032		13,079	13,133,156
CNT Holdings I Corp. (1-800 Contacts), Term Loan B (3 mo. Term SOFR + 2.50%)	6.56%	11/08/2032		8,747	8,754,728
PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	8.36%	08/06/2032		2,974	2,949,041
Savers, Inc., Term Loan (1 mo. Term SOFR + 5.50%)	8.05%	04/26/2028		5,375	5,389,778
					38,663,921
Surface Transport–1.61%
Beacon Mobility Corp.
Delayed Draw Term Loan(d)	0.00%	08/06/2030		276	277,340
Delayed Draw Term Loan (3 mo. Term SOFR + 3.25%)	7.48%	08/06/2030		431	433,789
Term Loan B (3 mo. Term SOFR + 3.25%)	7.50%	06/17/2030		5,162	5,191,242
First Student Bidco Inc.
Term Loan B (3 mo. Term SOFR + 2.50%)	6.71%	08/21/2030		17,041	17,076,839
Term Loan C (3 mo. Term SOFR + 2.50%)	6.71%	08/21/2030		948	949,623
Hurtigruten Group AS (Explorer II AS) (Norway)
Term Loan A (1 mo. EURIBOR + 7.50%) (Acquired 02/06/2025-02/18/2025; Cost $5,620,793)(g)	9.58%	01/30/2030	EUR	5,492	6,558,602
Term Loan B (1 mo. EURIBOR + 8.00%) (Acquired 02/06/2025-08/12/2025; Cost $1,874,300)(g)	10.08%	07/30/2030	EUR	1,793	1,895,768
Patriot Rail Co. LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	7.31%	03/01/2032		5,987	6,022,875
STG Distribution LLC, PIK Term Loan, 7.25% PIK Rate, 5.45% Cash Rate (Acquired 10/03/2024-08/07/2025; Cost $2,969,007)(e)(g)(j)	7.25%	10/03/2029		3,117	2,836,834
Student Transportation of America Holdings, Inc.
Delayed Draw Term Loan(d)	0.00%	06/24/2032		238	239,376
Delayed Draw Term Loan (3 mo. Term SOFR + 3.25%)	1.63%	06/24/2032		112	112,648
Term Loan B (3 mo. Term SOFR + 3.25%)	7.57%	06/10/2032		4,903	4,928,338
					46,523,274
Telecommunications–4.06%
2Degrees Group Ltd. (New Zealand), Term Loan (3 mo. Term SOFR + 3.25%)	7.44%	05/11/2029		7,222	7,258,552
Avaya, Inc., Term Loan (1 mo. Term SOFR + 7.50%)	11.86%	08/01/2028		8,239	6,982,613
Crown Subsea Communications Holding, Inc., Term Loan B (3 mo. Term SOFR + 3.50%)	7.82%	01/30/2031		14,228	14,365,618
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (3 mo. Term SOFR + 3.00%)	7.56%	11/12/2027		3,592	3,569,304
Genesys Cloud Services Holdings I LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.82%	01/26/2032		2,297	2,301,088
II-VI, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	6.32%	07/02/2029		2,562	2,567,746
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.82%	09/27/2029		9,423	9,321,022
Level 3 Financing, Inc., Term Loan B (1 mo. Term SOFR + 4.25%)	8.57%	03/30/2032		16,602	16,719,279
Lumen Technologies, Inc.
Term Loan B-1 (1 mo. Term SOFR + 2.35%)	6.78%	04/15/2029		2	2,489
Term Loan B-2 (1 mo. Term SOFR + 2.35%)	6.78%	04/15/2030		3,464	3,447,456
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
Midcontinent Communications, Term Loan B (1 mo. Term SOFR + 2.50%)	9.00%	08/13/2031	$307	$307,997
MLN US HoldCo LLC (dba Mitel)
Term Loan B (1 mo. Term SOFR + 4.00%) (Acquired 06/25/2025-08/21/2025; Cost $3,742,167)(g)	2.50%	05/08/2028	3,812	3,648,294
Term Loan B (1 mo. Term SOFR + 2.00%) (Acquired 06/20/2025-08/21/2025; Cost $12,518,333)(g)	6.00%	06/01/2030	14,475	12,014,428
ViaSat, Inc.
Term Loan (1 mo. Term SOFR + 4.61%)	8.93%	03/02/2029	2,761	2,749,397
Term Loan B (1 mo. Term SOFR + 4.50%)	8.97%	05/30/2030	2,863	2,846,829
Windstream Services LLC, Term Loan B (1 mo. Term SOFR + 4.75%)(e)	9.17%	09/25/2031	10,155	10,192,984
Zayo Group Holdings, Inc.
Incremental Term Loan (1 mo. Term SOFR + 4.25%) (Acquired 04/29/2022-09/21/2023; Cost $4,770,996)(g)	8.49%	03/09/2027	4,902	4,824,623
Term Loan (1 mo. Term SOFR + 3.00%) (Acquired 03/22/2022-08/20/2025; Cost $14,402,345)(g)	7.43%	03/09/2027	14,718	14,280,984
				117,400,703
Utilities–2.24%
Alpha Generation LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.32%	09/30/2031	7,838	7,836,718
Astoria Energy LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	7.04%	06/16/2032	2,755	2,768,222
Cornerstone Generation LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.48%	10/28/2031	9,811	9,889,630
Covanta Holding Corp.
Incremental Term Loan B (1 mo. Term SOFR + 2.25%)	6.59%	11/30/2028	428	429,296
Incremental Term Loan C (1 mo. Term SOFR + 2.25%)	6.59%	11/30/2028	24	23,636
Eastern Power LLC, Term Loan (1 mo. Term SOFR + 5.25%)	9.57%	04/03/2028	6,890	6,936,279
Edgewater Generation, Term Loan B (1 mo. Term SOFR + 3.00%)	7.32%	08/01/2030	3,172	3,186,819
Frontera Generation Holdings LLC, Second Lien Term Loan (3 mo. Term SOFR + 1.76%) (Acquired 07/28/2021; Cost $2,804,819)(e)(g)	6.06%	07/28/2028	4,043	3,779,813
Hamilton Projects Acquiror, LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.82%	05/30/2031	2,921	2,935,898
Lackawanna Energy Center LLC, Term Loan (1 mo. Term SOFR + 3.00%)	7.35%	07/23/2032	5,490	5,526,579
Lightning Power LLC, Term Loan B (3 mo. Term SOFR + 2.25%)	6.55%	08/16/2031	10,827	10,844,671
Talen Energy Supply LLC
Incremental Term Loan (3 mo. Term SOFR + 2.50%)	6.73%	12/13/2031	3,395	3,411,350
Term Loan B (3 mo. Term SOFR + 2.50%)	6.73%	05/17/2030	7,187	7,218,023
				64,786,934
Total Variable Rate Senior Loan Interests (Cost $2,438,969,623)				2,386,695,385
			Shares
Common Stocks & Other Equity Interests–6.86%(k)
Automotive–0.02%
Cabonline, Class D (Acquired 10/30/2023; Cost $271,002) (Sweden)(e)(g)			301,850,286	430,554
Cabonline, Class D1 (Acquired 10/30/2023; Cost $10) (Sweden)(e)(g)			10,623,352	1,128
Cabonline, Class D2 (Acquired 10/31/2023; Cost $8) (Sweden)(e)(g)			9,066,619	484
				432,166
Beverage & Tobacco–0.00%
City Brewing Co. LLC(e)			34,042	27,536
Business Equipment & Services–2.64%
Bloom Parent, Inc.(e)			3,285	3,042,287
Monitronics International, Inc. (Acquired 06/30/2023; Cost $8,930,896)(e)(g)			443,661	20,821,011
My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $14,582,747)(e)(g)(l)			162,068	52,503,597
				76,366,895
Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv), Class A, PIK Term Loan, 6.90% PIK Rate, 4.68% Cash Rate (Acquired 09/19/2023; Cost $0) (Germany)(e)(g)			92,541	0
Containers & Glass Products–0.38%
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $3,769,108)(e)(g)			864,916	10,993,082
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Senior Floating Rate Fund

	Shares	Value
Electronics & Electrical–0.11%
Internap Holding LLC (Acquired 02/06/2018-02/10/2023; Cost $7,928,094)(e)(g)(l)	2,996,076	$3,145,880
Sandvine Corp. (Acquired 06/28/2024; Cost $0)(e)(g)	30,037	0
		3,145,880
Food Service–0.37%
Selecta Group B.V., Class A1 (Switzerland)(e)(m)	57,671	6,746,930
Selecta Group B.V., Class A2 (Switzerland)(e)(m)	15,266	1,785,969
WW International, Inc.(n)	69,678	2,222,031
		10,754,930
Forest Products–0.52%
NewLife Forest Restoration LLC(e)(l)	175,329	15,120,353
Home Furnishings–0.12%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $53,939)(g)	347,996	3,410,361
Industrial Equipment–0.02%
North American Lifting Holdings, Inc.(l)	679,193	611,274
Leisure Goods, Activities & Movies–0.64%
Crown Finance US, Inc.	632,808	14,260,962
Hurtigruten Group AS (Acquired 02/12/2025; Cost $2,271,941) (Norway)(g)	145,586	3,946,637
Hurtigruten Norway (Acquired 02/12/2025; Cost $0) (Norway)(e)(g)	29,323	326,972
Vue Entertainment International Ltd., Class A4 (United Kingdom)(e)	2,094,370	2
Vue International Bidco PLC, Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom)(e)(g)	9,996	0
Vue International Bidco PLC, Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom)(e)(g)	4,982,596	6
Vue International Bidco PLC, Class A3 (United Kingdom)(e)	3,004,226	3
		18,534,582
Lodging & Casinos–0.24%
Aimbridge Acquisition Co., Inc.(e)	106,385	6,968,218
Nonferrous Metals & Minerals–0.34%
ACNR Holdings, Inc.	125,987	9,750,827
Oil & Gas–0.62%
McDermott International Ltd.(n)	442,728	4,648,642
Sabine Oil & Gas Holdings, Inc. (Acquired 01/16/2013-03/12/2021; Cost $18,267,226)(e)(g)(n)	18,025	1,261
Seadrill Ltd. (Norway)(n)	1	32
Talos Energy, Inc.(n)	439,702	4,344,256
Tribune Resources LLC (Acquired 03/30/2018; Cost $18,014,717)(g)(l)	5,811,199	9,010,264
		18,004,455
Surface Transport–0.28%
Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $1,838,610)(e)(g)	35,397	3,679,872
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/23/2024-08/20/2025; Cost $375,431)(e)(g)(l)	700,805	438,003
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-08/25/2020; Cost $1,932,877)(e)(g)(l)	37,211	3,868,456
		7,986,331
Telecommunications–0.46%
Avaya Holdings Corp. (Acquired 05/01/2023; Cost $4,295,205)(g)	286,347	2,290,776
Avaya, Inc. (Acquired 05/01/2023; Cost $778,995)(g)	51,933	415,464
MLN US HoldCo LLC (dba Mitel) (Acquired 06/20/2025; Cost $6,558,758)(e)(g)(l)	1,820,133	10,502,167
		13,208,407
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Senior Floating Rate Fund

			Shares	Value
Utilities–0.10%
Frontera Generation Holdings LLC (Acquired 07/28/2021-11/30/2021; Cost $1,035,881)(e)(g)			295,967	$2,950,791
Total Common Stocks & Other Equity Interests (Cost $191,839,753)				198,266,088
	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–4.78%
Aerospace & Defense–0.31%
Rand Parent LLC (m)	8.50%	02/15/2030	$8,729	9,054,120
Automotive–0.04%
Clarios Global L.P./Clarios US Finance Co. (m)	6.75%	02/15/2030	1,078	1,117,719
Building & Development–0.56%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (m)	5.75%	05/15/2026	4,527	4,526,802
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(m)	4.50%	04/01/2027	6,067	5,966,773
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC(m)	6.75%	04/01/2032	911	939,686
Quikrete Holdings, Inc.(m)	6.38%	03/01/2032	232	239,418
QXO Building Products, Inc.(m)	6.75%	04/30/2032	2,111	2,185,528
Signal Parent, Inc. (Acquired 09/11/2023-07/11/2024; Cost $4,904,977)(g)(m)	6.13%	04/01/2029	6,686	2,440,390
				16,298,597
Business Equipment & Services–0.75%
Acuris Finance US, Inc./Acuris Finance S.a.r.l. (m)	9.00%	08/01/2029	10,162	10,475,752
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)(m)	6.88%	06/15/2030	1,021	1,052,270
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)(m)	7.88%	02/15/2031	6,739	7,087,103
Boost Newco Borrower LLC(m)	7.50%	01/15/2031	2,313	2,455,395
Cloud Software Group, Inc.(m)	6.63%	08/15/2033	573	581,411
				21,651,931
Cable & Satellite Television–0.90%
Altice Financing S.A. (Altice-Int’l) (Luxembourg) (m)	5.75%	08/15/2029	1,414	1,122,221
Altice Financing S.A. (Altice-Int’l) (Luxembourg)(m)	5.00%	01/15/2028	18,761	15,338,244
Altice France S.A. (France)(m)	5.50%	10/15/2029	6,838	5,868,987
Virgin Media Secured Finance PLC (United Kingdom)(m)	4.50%	08/15/2030	3,741	3,514,363
				25,843,815
Chemicals & Plastics–0.51%
SK Invictus Intermediate II S.a.r.l. (m)	5.00%	10/30/2029	10,605	10,400,271
W. R. Grace Holdings LLC(m)	6.63%	08/15/2032	2,189	2,184,545
Windsor Holdings III LLC(m)	8.50%	06/15/2030	1,984	2,110,833
				14,695,649
Containers & Glass Products–0.01%
Flex Acquisition Co., Inc. (m)	6.75%	04/15/2032	256	263,207
Electronics & Electrical–0.04%
Diebold Nixdorf, Inc. (m)	7.75%	03/31/2030	1,031	1,093,358
Food Products–0.33%
Viking Baked Goods Acquisition Corp. (m)	8.63%	11/01/2031	9,476	9,408,530
Health Care–0.27%
Global Medical Response, Inc. (m)	0.75%	10/31/2028	2,229	2,235,014
Opal Bidco SAS (France) (Acquired 03/31/2025; Cost $1,912,000)(g)(m)	6.50%	03/31/2032	1,912	1,946,892
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(m)	6.75%	05/15/2034	2,479	2,350,016
Raven Acquisition Holdings LLC(m)	6.88%	11/15/2031	1,238	1,264,264
				7,796,186
Industrial Equipment–0.10%
Chart Industries, Inc. (m)	7.50%	01/01/2030	669	702,008
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Industrial Equipment–(continued)
EMRLD Borrower L.P./Emerald Co-Issuer, Inc.(m)	6.63%	12/15/2030		$1,966	$2,021,590
					2,723,598
Insurance–0.49%
Acrisure LLC (m)	6.75%	07/01/2032		292	299,820
Acrisure LLC(m)	7.50%	11/06/2030		909	942,639
Alliant Holdings Intermediate LLC(m)	6.50%	10/01/2031		1,707	1,747,074
Alliant Holdings Intermediate LLC(m)	7.00%	01/15/2031		3,408	3,527,491
HUB International Ltd.(m)	7.25%	06/15/2030		1,857	1,943,590
Panther Escrow Issuer LLC(m)	7.13%	06/01/2031		5,520	5,732,051
					14,192,665
Lodging & Casinos–0.03%
Travel + Leisure Co. (m)	6.13%	09/01/2033		982	986,265
Publishing–0.02%
McGraw-Hill Education, Inc. (m)	7.38%	09/01/2031		660	693,444
Retailers (except Food & Drug)–0.23%
Evergreen Acqco 1 L.P./TVI, Inc. (m)	9.75%	04/26/2028		2,418	2,521,698
PetSmart LLC/PetSmart Finance Corp.(m)	7.50%	09/15/2032		4,274	4,240,322
					6,762,020
Surface Transport–0.06%
Beacon Mobility Corp. (m)	7.25%	08/01/2030		1,754	1,819,279
Telecommunications–0.13%
Windstream Services LLC/Windstream Escrow Finance Corp. (m)	8.25%	10/01/2031		3,508	3,651,993
Total U.S. Dollar Denominated Bonds & Notes (Cost $140,538,374)					138,052,376
Non-U.S. Dollar Denominated Bonds & Notes–2.66%(o)
Air Transport–0.31%
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.25%)(p)	6.28%	02/24/2031	EUR	3,396	4,064,220
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.75%)(p)	6.75%	04/22/2030	EUR	4,174	4,983,152
					9,047,372
Automotive–0.15%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $792,530)(g)(m)	10.00%	03/19/2028	SEK	9,067	922,037
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $1,648,768)(g)(m)	12.00%	03/19/2028	SEK	18,133	1,844,075
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $3,724,562)(g)(i)(m)	0.00%	04/19/2029	SEK	35,057	1,648,306
					4,414,418
Business Equipment & Services–0.05%
Pachelbel Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(m)(p)	6.27%	05/17/2031	EUR	1,136	1,342,350
Cosmetics & Toiletries–0.14%
Bausch + Lomb Netherlands B.V. and Bausch & Lomb, Inc. (3 mo. EURIBOR + 3.88%)(m)(p)	5.87%	01/15/2031	EUR	3,462	4,096,118
Electronics & Electrical–0.01%
Cerved Group S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(m)(p)	7.23%	02/15/2029	EUR	270	296,207
Financial Intermediaries–1.33%
AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%) (Acquired 04/01/2021-11/24/2021; Cost $15,526,967)(e)(g)(m)(p)	9.52%	07/15/2030	EUR	13,583	8,183,736
AnaCap (AFE S.A. SICAV-RAIF) (Italy) (3 mo. EURIBOR + 7.50%) (Acquired 10/14/2024; Cost $605,407)(e)(g)(m)(p)	9.52%	07/15/2030	EUR	1,000	602,498
Garfunkelux Holdco 3 S.A. (Luxembourg)(q)	0.00%	11/01/2028	EUR	1,559	1,354,041
Garfunkelux Holdco 3 S.A. (Luxembourg)(m)	9.00%	09/01/2028	EUR	5,985	7,200,603
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 7.45%)(m)(p)	9.46%	05/01/2029	EUR	6,933	6,005,866
Garfunkelux Holdco 4 S.A. (Luxembourg)(m)	10.50%	05/01/2030	EUR	1,441	305,407
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(m)(p)	7.48%	12/15/2029	EUR	9,600	11,243,807
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–(continued)
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(m)(p)	7.48%	12/15/2029	EUR	3,000	$3,513,690
					38,409,648
Food Service–0.20%
Seagull Bidco Ltd. (Switzerland)(e)(m)	15.00%	10/01/2030		4,786	5,599,491
Industrial Equipment–0.06%
Summer (BC) Holdco B S.a.r.l. (Luxembourg) (3 mo. EURIBOR + 4.25%)(m)(p)	6.29%	02/15/2030	EUR	1,537	1,792,795
Leisure Goods, Activities & Movies–0.02%
HX Hold Co. Ltd. (Norway) (Acquired 02/06/2025-02/20/2025; Cost $496,098)(g)	7.00%	02/12/2030	EUR	500	511,221
Surface Transport–0.39%
APCOA Group GmbH (Germany) (3 mo. EURIBOR + 4.13%)(p)	6.15%	04/15/2031	EUR	1,000	1,177,240
Zenith Finco PLC (United Kingdom)(m)	6.50%	06/30/2027	GBP	9,042	9,376,046
Zenith Finco PLC (United Kingdom)(m)	6.50%	06/30/2027	GBP	752	779,782
					11,333,068
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $87,074,125)					76,842,688
			Shares
Preferred Stocks–0.88%(k)
Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-10/31/2019; Cost $11,607,048)(e)(g)				11,609,066	68,494
Surface Transport–0.88%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $3,389,672)(e)(g)				142,554	14,819,914
Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-02/17/2021; Cost $2,380,533)(e)(g)(l)				100,115	10,407,955
					25,227,869
Total Preferred Stocks (Cost $17,377,253)					25,296,363
	Interest Rate	Maturity Date	Principal Amount (000)(a)
Asset-Backed Securities–0.56%
Structured Products–0.56%
AGL CLO 1 Ltd., Series 2019-1A, Class ERR (Cayman Islands) (3 mo. Term SOFR + 6.50%) (m)(p)	10.83%	10/20/2034		$1,675	1,620,184
AGL CLO 12 Ltd., Series 2021-12A, Class E (Cayman Islands) (3 mo. Term SOFR + 6.41%)(m)(p)	10.74%	07/20/2034		2,575	2,552,003
Ballyrock CLO 19 Ltd., Series 2022-19A, Class D (3 mo. Term SOFR + 7.11%)(m)(p)	11.44%	04/20/2035		4,175	4,190,735
CIFC Funding Ltd., Series 2014-4RA, Class DRR (Cayman Islands) (3 mo. Term SOFR + 5.80%)(m)(p)	10.12%	01/17/2035		1,250	1,226,225
Empower CLO Ltd., Series 2023-1A, Class ER (Cayman Islands) (3 mo. Term SOFR + 7.34%)(m)(p)	11.66%	04/25/2038		3,500	3,602,144
Rad CLO 19 Ltd., Series 2023-19A, Class D2R (Cayman Islands) (3 mo. Term SOFR + 5.00%)(m)(p)	9.33%	03/20/2038		3,000	3,064,281
Total Asset-Backed Securities (Cost $16,094,608)					16,255,572
			Shares
Money Market Funds–5.13%
Invesco Government & Agency Portfolio,Institutional Class, 4.21%(l)(r)				88,967,739	88,967,739
Invesco Treasury Portfolio,Institutional Class, 4.17%(l)(r)				59,309,927	59,309,927
Total Money Market Funds (Cost $148,277,666)					148,277,666
TOTAL INVESTMENTS IN SECURITIES–103.45% (Cost $3,040,171,402)					2,989,686,138
OTHER ASSETS LESS LIABILITIES–(3.45)%					(99,646,605)
NET ASSETS–100.00%					$2,890,039,533
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco Senior Floating Rate Fund

Investment Abbreviations:
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	This variable rate interest will settle after August 31, 2025, at which time the interest rate will be determined.
(g)	Restricted security. The aggregate value of these securities at August 31, 2025 was $364,292,905, which represented 12.61% of the Fund’s Net Assets.
(h)	The borrower has filed for protection in federal bankruptcy court.
(i)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2025 was $2,184,372, which represented less than 1% of the Fund’s Net Assets.

(j)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(k)	Securities acquired through the restructuring of senior loans.
(l)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$45,562,551	$572,410,862	$(529,005,674)	$-	$-	$88,967,739	$2,120,376
Invesco Treasury Portfolio, Institutional Class	30,373,136	381,607,240	(352,670,449)	-	-	59,309,927	1,353,351
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco Senior Floating Rate Fund

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Dividend Income
Investments in Other Affiliates:
Commercial Barge Line Co., Wts., expiring 04/27/2045	$3,514,207	$-	$-	$354,249	$-	$3,868,456	$-
Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045	9,748,198	-	-	659,757	-	10,407,955	250,288
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045	187,716	250,287	-	-	-	438,003	-
Frontera Generation Holdings LLC*	2,950,791	-	-	-	-	2,950,791	-
HGIM Corp.	4,677,040	-	(6,430,930)	5,400,410	(3,646,520)	-	-
Hurtigruten (Explorer II AS), Wts.**	2	-	-	(2)	-	-	-
Internap Holding LLC	3,145,880	-	-	-	-	3,145,880	-
Libbey Glass LLC*	13,051,583	-	-	(2,058,501)	-	10,993,082	-
MLN US HoldCo LLC (dba Mitel)**	-	6,558,758	-	3,943,409	-	10,502,167	-
My Alarm Center LLC, Class A	38,235,117	-	-	14,268,480	-	52,503,597	-
NewLife Forest Restoration LLC	21,102,429	2,862,843	-	(8,844,919)	-	15,120,353	-
North American Lifting Holdings, Inc.	1,103,689	-	-	(492,415)	-	611,274	-
Southcross Energy Partners L.P.	3	-	-	29,026,221	(29,026,224)	-	-
Southcross Energy Partners L.P., Pfd.*	68,493	-	-	-	-	68,493	171,313
Tribune Resources LLC	7,891,608	-	-	1,118,656	-	9,010,264	2,382,592
Total	$181,612,443	$963,689,990	$(888,107,053)	$43,375,345	$(32,672,744)	$267,897,981	$6,277,920

*	At August 31, 2025, this security was no longer an affiliate of the Fund.
**	As of August 31, 2024, this security was not considered as an affiliate of the Fund.

(m)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2025 was $227,593,661, which represented 7.88% of the Fund’s Net Assets.

(n)	Non-income producing security.
(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2025.
(q)	Zero coupon bond issued at a discount.
(r)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
The aggregate value of securities considered illiquid at August 31, 2025 was $317,475,363, which represented 10.99% of the Fund’s Net Assets.
Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/29/2025	Barclays Bank PLC	GBP	121,556	USD	164,418	$81
09/29/2025	Barclays Bank PLC	USD	175,979	NOK	1,801,627	3,277
09/29/2025	BNP Paribas S.A.	EUR	76,099,322	USD	89,910,854	733,285
09/29/2025	BNP Paribas S.A.	USD	4,349,220	EUR	3,755,472	51,659
09/29/2025	BNP Paribas S.A.	USD	3,907,255	NOK	39,275,354	511
09/29/2025	BNP Paribas S.A.	USD	5,331,621	SEK	50,525,392	15,631
10/31/2025	BNP Paribas S.A.	EUR	72,445,946	USD	85,297,074	228,595
10/31/2025	BNP Paribas S.A.	GBP	3,861,830	USD	5,225,935	4,042
09/29/2025	Canadian Imperial Bank of Commerce	GBP	3,840,418	USD	5,195,993	3,982
09/29/2025	Citibank, N.A.	GBP	3,783,098	USD	5,117,162	2,643
09/29/2025	Morgan Stanley and Co. International PLC	USD	14,551,915	EUR	12,500,000	96,305
10/31/2025	Morgan Stanley and Co. International PLC	EUR	72,445,945	USD	85,323,205	254,727
09/29/2025	Royal Bank of Canada	EUR	77,252,342	USD	91,328,955	800,210
10/31/2025	Royal Bank of Canada	EUR	72,445,946	USD	85,403,990	335,511
10/31/2025	Royal Bank of Canada	GBP	3,861,830	USD	5,226,585	4,692
09/29/2025	State Street Bank & Trust Co.	GBP	3,840,418	USD	5,194,049	2,038
09/29/2025	Toronto-Dominion Bank (The)	EUR	77,252,342	USD	91,279,575	750,830
10/31/2025	Toronto-Dominion Bank (The)	GBP	3,861,830	USD	5,228,654	6,761
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco Senior Floating Rate Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/29/2025	UBS AG	USD	3,507,387	EUR	3,000,000	$8,186
Subtotal—Appreciation						3,302,966
Currency Risk
09/29/2025	BNP Paribas S.A.	EUR	5,989,303	USD	7,006,081	(12,529)
09/29/2025	BNP Paribas S.A.	NOK	41,076,981	USD	4,064,485	(22,537)
09/29/2025	BNP Paribas S.A.	SEK	49,475,309	USD	5,220,459	(15,660)
09/29/2025	BNP Paribas S.A.	USD	85,128,253	EUR	72,445,945	(231,921)
09/29/2025	BNP Paribas S.A.	USD	5,225,013	GBP	3,861,830	(4,053)
10/31/2025	BNP Paribas S.A.	NOK	39,275,354	USD	3,907,788	(686)
10/31/2025	BNP Paribas S.A.	SEK	50,525,392	USD	5,342,491	(15,932)
09/29/2025	Morgan Stanley and Co. International PLC	SEK	506,086	USD	53,171	(390)
09/29/2025	Morgan Stanley and Co. International PLC	USD	85,155,398	EUR	72,445,945	(259,066)
09/29/2025	Royal Bank of Canada	USD	85,235,336	EUR	72,445,946	(339,003)
09/29/2025	Royal Bank of Canada	USD	5,225,631	GBP	3,861,830	(4,672)
09/29/2025	State Street Bank & Trust Co.	SEK	543,997	USD	56,842	(731)
09/29/2025	Toronto-Dominion Bank (The)	USD	5,227,751	GBP	3,861,830	(6,792)
Subtotal—Depreciation						(913,972)
Total Forward Foreign Currency Contracts						$2,388,994

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $2,792,417,068)	$2,735,800,523
Investments in affiliates, at value (Cost $247,754,334)	253,885,615
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,302,966
Cash	22,094,321
Foreign currencies, at value (Cost $9,008,889)	9,009,346
Receivable for:
Investments sold	36,181,691
Fund shares sold	1,703,597
Dividends	759,157
Interest	24,144,061
Investments matured, at value (Cost $1,397,995)	1,242,973
Investment for trustee deferred compensation and retirement plans	312,334
Other assets	425,450
Total assets	3,088,862,034
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	913,972
Payable for:
Investments purchased	149,688,260
Dividends	5,900,049
Fund shares reacquired	1,961,294
Accrued fees to affiliates	1,169,005
Accrued interest expense	146,075
Accrued trustees’ and officers’ fees and benefits	6,021
Accrued other operating expenses	257,474
Trustee deferred compensation and retirement plans	312,334
Unfunded loan commitments	38,468,017
Total liabilities	198,822,501
Net assets applicable to shares outstanding	$2,890,039,533
Net assets consist of:
Shares of beneficial interest	$5,617,888,990
Distributable earnings (loss)	(2,727,849,457)
$2,890,039,533
Net Assets:
Class A	$1,459,271,421
Class C	$134,061,838
Class R	$48,429,977
Class Y	$1,120,127,256
Class R5	$19,263
Class R6	$128,129,778
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	224,397,401
Class C	20,605,695
Class R	7,451,180
Class Y	172,521,094
Class R5	2,962
Class R6	19,733,329
Class A:
Net asset value per share	$6.50
Maximum offering price per share (Net asset value of $6.50 ÷ 96.75%)	$6.72
Class C:
Net asset value and offering price per share	$6.51
Class R:
Net asset value and offering price per share	$6.50
Class Y:
Net asset value and offering price per share	$6.49
Class R5:
Net asset value and offering price per share	$6.50
Class R6:
Net asset value and offering price per share	$6.49
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco Senior Floating Rate Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$256,643,091
Dividends (net of foreign withholding taxes of $(79))	599,265
Dividends from affiliates	6,277,920
Total investment income	263,520,276
Expenses:
Advisory fees	17,833,432
Administrative services fees	412,835
Custodian fees	244,787
Distribution fees:
Class A	3,675,359
Class C	1,523,576
Class R	248,730
Interest, facilities and maintenance fees	1,507,309
Transfer agent fees — A, C, R and Y	3,373,245
Transfer agent fees — R5	13
Transfer agent fees — R6	34,838
Trustees’ and officers’ fees and benefits	43,435
Registration and filing fees	158,614
Reports to shareholders	168,247
Professional services fees	1,380,364
Other	51,151
Total expenses	30,655,935
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(205,582)
Net expenses	30,450,353
Net investment income	233,069,923
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(116,253,602)
Affiliated investment securities	(32,672,744)
Foreign currencies	(286,892)
Forward foreign currency contracts	(20,537,939)
(169,751,177)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	64,972,256
Affiliated investment securities	43,375,345
Foreign currencies	(178,351)
Forward foreign currency contracts	8,138,717
116,307,967
Net realized and unrealized gain (loss)	(53,443,210)
Net increase in net assets resulting from operations	$179,626,713
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$233,069,923	$273,736,734
Net realized gain (loss)	(169,751,177)	40,845,078
Change in net unrealized appreciation (depreciation)	116,307,967	(32,327,056)
Net increase in net assets resulting from operations	179,626,713	282,254,756
Distributions to shareholders from distributable earnings:
Class A	(111,447,872)	(130,100,577)
Class C	(10,454,731)	(14,343,400)
Class R	(3,628,795)	(4,257,187)
Class Y	(84,993,402)	(102,123,264)
Class R5	(1,511)	(1,712)
Class R6	(9,307,347)	(14,224,107)
Total distributions from distributable earnings	(219,833,658)	(265,050,247)
Return of capital:
Class A	(12,462,474)	(13,590,921)
Class C	(1,169,083)	(1,498,380)
Class R	(405,784)	(444,726)
Class Y	(9,504,247)	(10,668,279)
Class R5	(169)	(179)
Class R6	(1,040,779)	(1,485,917)
Total return of capital	(24,582,536)	(27,688,402)
Total distributions	(244,416,194)	(292,738,649)
Share transactions–net:
Class A	(46,328,635)	(14,500,310)
Class C	(33,147,230)	(29,037,066)
Class R	(2,079,166)	(1,790,702)
Class Y	(12,236,278)	(17,132,581)
Class R6	16,064,618	(84,905,288)
Net increase (decrease) in net assets resulting from share transactions	(77,726,691)	(147,365,947)
Net increase (decrease) in net assets	(142,516,172)	(157,849,840)
Net assets:
Beginning of year	3,032,555,705	3,190,405,545
End of year	$2,890,039,533	$3,032,555,705
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco Senior Floating Rate Fund

Statement of Cash Flows
For the year ended August 31, 2025
Cash provided by operating activities:
Net increase in net assets resulting from operations	$179,626,713
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,398,993,053)
Proceeds from sales of investments	1,679,363,769
Purchases of short-term investments, net	(91,293,020)
Amortization (accretion) of premiums and discounts, net	(19,026,503)
Net realized loss from investment securities	148,926,346
Net change in unrealized appreciation on investment securities	(108,347,601)
Net change in unrealized appreciation on forward foreign currency contracts and foreign currency	(8,136,172)
Change in operating assets and liabilities:
Decrease in receivables and other assets	8,675,167
Decrease in accrued expenses and other payables	(10,666,901)
Net cash provided by operating activities	380,128,745
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(53,990,797)
Return of capital	(24,582,536)
Proceeds from shares of beneficial interest sold	592,311,197
Disbursements from shares of beneficial interest reacquired	(836,901,345)
Net cash provided by (used in) financing activities	(323,163,481)
Cash impact from foreign exchange fluctuations:
Net change in appreciation (depreciation) on foreign currency	$(2,545)
Net increase in cash and cash equivalents	56,962,719
Cash and cash equivalents at beginning of period	122,418,614
Cash and cash equivalents at end of period	$179,381,333
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$166,835,293
Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,361,234
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24
Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$6.65	$0.52	$(0.12)	$0.40	$(0.49)	$(0.06)	$(0.55)	$6.50	6.22%	$1,459,271	1.12%(d)	1.12%(d)	1.07%	7.96%	49%
Year ended 08/31/24	6.67	0.58	0.02	0.60	(0.56)	(0.06)	(0.62)	6.65	9.35	1,538,561	1.08	1.10	1.03	8.68	48
Year ended 08/31/23	6.79	0.60	(0.05)	0.55	(0.65)	(0.02)	(0.67)	6.67	8.72	1,558,451	1.06	1.09	1.01	9.04	31
Year ended 08/31/22	7.10	0.35	(0.32)	0.03	(0.34)	—	(0.34)	6.79	0.40	1,639,394	1.04	1.04	1.00	5.05	68
Year ended 08/31/21	6.61	0.31	0.49	0.80	(0.31)	—	(0.31)	7.10	12.35	1,666,116	1.07	1.10	1.00	4.56	86
Class C
Year ended 08/31/25	6.65	0.47	(0.11)	0.36	(0.45)	(0.05)	(0.50)	6.51	5.59	134,062	1.87 (d)	1.87 (d)	1.82	7.21	49
Year ended 08/31/24	6.67	0.53	0.02	0.55	(0.52)	(0.05)	(0.57)	6.65	8.53	170,786	1.83	1.85	1.78	7.93	48
Year ended 08/31/23	6.79	0.55	(0.05)	0.50	(0.60)	(0.02)	(0.62)	6.67	7.91	200,489	1.81	1.84	1.76	8.29	31
Year ended 08/31/22	7.11	0.30	(0.33)	(0.03)	(0.29)	—	(0.29)	6.79	(0.49)	268,127	1.79	1.79	1.75	4.30	68
Year ended 08/31/21	6.62	0.26	0.49	0.75	(0.26)	—	(0.26)	7.11	11.50	398,409	1.82	1.85	1.75	3.81	86
Class R
Year ended 08/31/25	6.64	0.50	(0.11)	0.39	(0.48)	(0.05)	(0.53)	6.50	6.12	48,430	1.37 (d)	1.37 (d)	1.32	7.71	49
Year ended 08/31/24	6.66	0.56	0.02	0.58	(0.54)	(0.06)	(0.60)	6.64	9.07	51,616	1.33	1.35	1.28	8.43	48
Year ended 08/31/23	6.79	0.58	(0.05)	0.53	(0.64)	(0.02)	(0.66)	6.66	8.29	53,578	1.31	1.34	1.26	8.79	31
Year ended 08/31/22	7.10	0.34	(0.33)	0.01	(0.32)	—	(0.32)	6.79	0.14	55,615	1.29	1.29	1.25	4.80	68
Year ended 08/31/21	6.61	0.30	0.48	0.78	(0.29)	—	(0.29)	7.10	12.07	60,060	1.32	1.35	1.25	4.31	86
Class Y
Year ended 08/31/25	6.63	0.54	(0.12)	0.42	(0.50)	(0.06)	(0.56)	6.49	6.65	1,120,127	0.87 (d)	0.87 (d)	0.82	8.21	49
Year ended 08/31/24	6.66	0.59	0.01	0.60	(0.57)	(0.06)	(0.63)	6.63	9.45	1,156,908	0.83	0.85	0.78	8.93	48
Year ended 08/31/23	6.78	0.61	(0.04)	0.57	(0.66)	(0.03)	(0.69)	6.66	8.99	1,178,319	0.81	0.84	0.76	9.29	31
Year ended 08/31/22	7.09	0.37	(0.33)	0.04	(0.35)	—	(0.35)	6.78	0.63	1,450,652	0.79	0.79	0.75	5.30	68
Year ended 08/31/21	6.60	0.33	0.49	0.82	(0.33)	—	(0.33)	7.09	12.65	1,323,124	0.82	0.85	0.75	4.81	86
Class R5
Year ended 08/31/25	6.65	0.54	(0.12)	0.42	(0.51)	(0.06)	(0.57)	6.50	6.56	19	0.82 (d)	0.82 (d)	0.77	8.26	49
Year ended 08/31/24	6.67	0.60	0.02	0.62	(0.58)	(0.06)	(0.64)	6.65	9.68	20	0.79	0.79	0.74	8.97	48
Year ended 08/31/23	6.80	0.62	(0.06)	0.56	(0.66)	(0.03)	(0.69)	6.67	8.89	20	0.76	0.76	0.71	9.34	31
Year ended 08/31/22	7.11	0.38	(0.33)	0.05	(0.36)	—	(0.36)	6.80	0.74	12	0.70	0.70	0.66	5.39	68
Year ended 08/31/21	6.62	0.34	0.48	0.82	(0.33)	—	(0.33)	7.11	12.65	12	0.73	0.74	0.66	4.90	86
Class R6
Year ended 08/31/25	6.63	0.54	(0.11)	0.43	(0.51)	(0.06)	(0.57)	6.49	6.74	128,130	0.78 (d)	0.78 (d)	0.73	8.30	49
Year ended 08/31/24	6.66	0.60	0.01	0.61	(0.58)	(0.06)	(0.64)	6.63	9.55	114,665	0.76	0.76	0.71	9.00	48
Year ended 08/31/23	6.77	0.62	(0.04)	0.58	(0.66)	(0.03)	(0.69)	6.66	9.22	199,550	0.74	0.74	0.69	9.36	31
Year ended 08/31/22	7.08	0.37	(0.32)	0.05	(0.36)	—	(0.36)	6.77	0.72	245,252	0.70	0.70	0.66	5.39	68
Year ended 08/31/21	6.60	0.34	0.47	0.81	(0.33)	—	(0.33)	7.08	12.60	196,230	0.69	0.74	0.62	4.94	86

(a)	Calculated using average shares outstanding.
(b)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended ended August 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $42,745,724 in connection with the acquisition of Invesco Senior Floating Rate Plus Fund into the Fund.

(d)	Ratio includes line of credit expense of 0.05% for the year ended August 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25
Invesco Senior Floating Rate Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Senior Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
26
Invesco Senior Floating Rate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
27
Invesco Senior Floating Rate Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
L.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
O.
Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
P.
Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.
Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
R.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the
28
Invesco Senior Floating Rate Fund

syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Next $5 billion	0.580%
Next $10 billion	0.560%
Over $20 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.61%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
Effective January 1, 2025, the Adviser has agreed, through at least December 31, 2025, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R Class Y, Class R5 and Class R6 shares to 1.03%, 1.78%, 1.28%, 0.78%, 0.78% and 0.78%, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2025, the Adviser had contractually agreed, through at least December 31, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2025. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2025, the Adviser waived advisory fees of $85,096 and reimbursed class level expenses of $29,509, $4,144, $1,418, $32,671, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
29
Invesco Senior Floating Rate Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $90,243 in front-end sales commissions from the sale of Class A shares and $27,170 and $27,856 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP  defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$2,166,575,808	$220,119,577	$2,386,695,385
Common Stocks & Other Equity Interests	11,214,961	43,696,565	143,354,562	198,266,088
U.S. Dollar Denominated Bonds & Notes	—	138,052,376	—	138,052,376
Non-U.S. Dollar Denominated Bonds & Notes	—	62,456,963	14,385,725	76,842,688
Preferred Stocks	—	—	25,296,363	25,296,363
Asset-Backed Securities	—	16,255,572	—	16,255,572
Money Market Funds	148,277,666	—	—	148,277,666
Total Investments in Securities	159,492,627	2,427,037,284	403,156,227	2,989,686,138
Other Investments - Assets*
Investments Matured	—	1,242,973	—	1,242,973
Forward Foreign Currency Contracts	—	3,302,966	—	3,302,966
	—	4,545,939	—	4,545,939
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(913,972)	—	(913,972)
Total Other Investments	—	3,631,967	—	3,631,967
Total Investments	$159,492,627	$2,430,669,251	$403,156,227	$2,993,318,105

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2025:
	Value 08/31/24*	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3**	Transfers out of Level 3**	Value 08/31/25
Variable Rate Senior Loan Interests	$190,816,267	$113,499,040	$(55,827,996)	$2,047,389	$(24,023,926)	$4,249,385	$31,326,005	$(41,966,587)	$220,119,577
Common Stocks & Other Equity Interests	94,334,115	25,275,658	(6,825,865)	—	(32,672,743)	53,815,601	9,427,796	—	143,354,562
Preferred Stocks	24,849,979	—	—	—	—	446,384	—	—	25,296,363
Non-U.S. Dollar Denominated Bonds & Notes	221,602	6,031,320	(219,387)	97,486	219,386	28,007	8,007,311	—	14,385,725
Total	$310,221,963	$144,806,018	$(62,873,248)	$2,144,875	$(56,477,283)	$58,539,377	$48,761,112	$(41,966,587)	$403,156,227
*Prior year balances have been adjusted for a change in security classification.
**Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
30
Invesco Senior Floating Rate Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Fair Value at 08/31/25	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
Variable Rate Senior Loan Interests	$ 220,119,577	Discounted Cash Flow Model	Discount Rate	7.93% - 19.50%	12.28%
		Third-Party Pricing	Broker Quote	87.00% - 113.92% of Par	99.69% of Par
		Transaction Value	EBITDA Multiple	6.58x	-
Common Stocks & Other Equity Interests	143,354,562	Comparable Companies	EBITDA Multiple	3.63x - 6.00x	5.33x
		Discounted Cash Flow Model	Discount Rate	14.50%	-
			EBITDA Multiple	21.24x	-
Preferred Stocks	25,296,363	Comparable Companies	EBITDA Multiple	8.75x	-
Non-U.S. Dollar Denominated Bonds & Notes	14,385,725	Third-Party Pricing	Broker Quote	60.25% of Par	-
Total	$ 403,156,227
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,302,966
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,302,966
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(913,972)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(913,972)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$3,358	$−	$3,358	$—	$—	$3,358
BNP Paribas S.A.	1,033,723	(303,318)	730,405	—	—	730,405
Canadian Imperial Bank of Commerce	3,982	−	3,982	—	—	3,982
Citibank, N.A.	2,643	−	2,643	—	—	2,643
Morgan Stanley and Co. International PLC	351,032	(259,456)	91,576	—	—	91,576
Royal Bank of Canada	1,140,413	(343,675)	796,738	—	—	796,738
State Street Bank & Trust Co.	2,038	(731)	1,307	—	—	1,307
Toronto-Dominion Bank (The)	757,591	(6,792)	750,799	—	—	750,799
UBS AG	8,186	−	8,186	—	—	8,186
Total	$3,302,966	$(913,972)	$2,388,994	$—	$—	$2,388,994
31
Invesco Senior Floating Rate Fund

Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(20,537,939)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	8,138,717
Total	$(12,399,222)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$936,633,778

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $52,744.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances and Borrowings
Effective February 14, 2025, the Fund has entered into a credit agreement, which enables the Fund to participate with another Invesco Fund in a committed secured borrowing facility that permits borrowings up to $900 million, collectively by certain Invesco Funds, and which will expire on February 13, 2026. Prior to February 14, 2025, the credit agreement permitted borrowings up to $1,027,500,000. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2025, the Fund did not borrow under this agreement.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
32
Invesco Senior Floating Rate Fund

NOTE 8—Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2025. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.
Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Arxis	Delayed Draw Term Loan	$188,989	$828
Azuria Water Solutions, Inc.	Delayed Draw Term Loan	237,152	3,013
Beacon Mobility Corp.	Delayed Draw Term Loan	273,721	3,619
Citrin Cooperman Advisors, LLC	Delayed Draw Term Loan	265,944	1,588
Eisner Advisory Group LLC	Delayed Draw Term Loan	4,880,239	55,318
Flex Acquisition Co., Inc.	Delayed Draw Term Loan	163,470	22
GC Ferry Acquisition I, Inc.	Term Loan B	1,335,600	(10,047)
Groundworks LLC	Delayed Draw Term Loan	551,103	2,069
Hasa Intermediate Holdings LLC	Incremental Delayed Draw Term Loan	376,565	1,135
Hasa Intermediate Holdings LLC	Revolver Loan	1,559,423	16,207
Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	10,037,137	(248,387)
MB2 Dental Solutions LLC	Delayed Draw Term Loan	1,059,491	10,594
MB2 Dental Solutions LLC	Revolver Loan	234,536	2,369
McDermott International Ltd.	LOC	9,673,606	(1,499,409)
Parques Reunidos (Piolin Bidco S.A.U.)	Revolver Loan	1,595,559	210,694
R1 RCM, Inc.	Delayed Draw Term Loan B	468,486	4,120
Selecta Group B.V.	Term Loan	3,910,384	74,929
Student Transportation of America Holdings, Inc.	Delayed Draw Term Loan	236,957	2,419
Tank Holding Corp.	Revolver Loan	913,752	(65,010)
USALCO LLC	Delayed Draw Term Loan	431,616	(197)
V Global Holdings LLC	Revolver Loan	74,287	(3,480)
		$38,468,017	$(1,437,606)
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$219,833,658	$265,050,247
Return of capital	24,582,536	27,688,402
Total distributions	$244,416,194	$292,738,649

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Net unrealized appreciation (depreciation) — investments	$(50,066,966)
Net unrealized appreciation (depreciation) — foreign currencies	(378,978)
Temporary book/tax differences	(292,074)
Capital loss carryforward	(2,677,111,439)
Shares of beneficial interest	5,617,888,990
Total net assets	$2,890,039,533
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, partnerships, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
33
Invesco Senior Floating Rate Fund

The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$210,168,866	$2,466,942,573	$2,677,111,439
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $1,419,343,360 and $1,636,356,149, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$167,932,084
Aggregate unrealized (depreciation) of investments	(217,999,050)
Net unrealized appreciation (depreciation) of investments	$(50,066,966)
Cost of investments for tax purposes is $3,043,385,071.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on August 31, 2025, undistributed net investment income was increased by $3,728,777, undistributed net realized gain (loss) was increased by $20,882,652 and shares of beneficial interest was decreased by $24,611,429. This reclassification had no effect on the net assets of the Fund.
NOTE 12—Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended August 31, 2025, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.
Selling Participant	Principal Amount	Value
Barclays Bank PLC	$9,673,606	$8,851,349
Morgan Stanley	1,889,102	2,452,155
NOTE 13—Dividends
The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2025.
		Amount Per Share
Share Class	Record Date	Payable September 30, 2025
Class A	Daily	$0.0418
Class C	Daily	$0.0377
Class R	Daily	$0.0404
Class Y	Daily	$0.0431
Class R5	Daily	$0.0434
Class R6	Daily	$0.0436
NOTE 14—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	22,528,015	$147,160,307	30,320,602	$202,110,341
Class C	4,828,490	31,644,851	5,233,446	34,864,279
Class R	1,031,233	6,755,240	944,722	6,287,859
Class Y	57,138,530	373,026,817	61,430,238	408,467,303
Class R6	5,105,466	33,374,399	7,914,139	52,496,866
34
Invesco Senior Floating Rate Fund

	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	13,665,587	$89,435,828	15,559,733	$103,628,340
Class C	1,375,657	9,012,148	1,830,780	12,202,630
Class R	593,254	3,880,234	679,138	4,521,518
Class Y	8,947,500	58,467,386	10,800,317	71,803,559
Class R6	925,078	6,039,697	1,339,541	8,910,381
Automatic conversion of Class C shares to Class A shares:
Class A	5,757,789	37,596,396	5,086,324	33,718,731
Class C	(5,754,872)	(37,596,396)	(5,083,935)	(33,718,731)
Reacquired:
Class A	(49,037,851)	(320,521,166)	(53,153,435)	(353,957,722)
Class C	(5,525,246)	(36,207,833)	(6,342,021)	(42,385,244)
Class R	(1,943,447)	(12,714,640)	(1,892,395)	(12,600,079)
Class Y	(67,930,593)	(443,730,481)	(74,878,814)	(497,403,443)
Class R6	(3,579,759)	(23,349,478)	(21,950,456)	(146,312,535)
Net increase (decrease) in share activity	(11,875,169)	$(77,726,691)	(22,162,076)	$(147,365,947)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35
Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations and cash flows for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31,2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
36
Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as
37
Invesco Senior Floating Rate Fund

other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth and fourth quintile of its expense group, respectively, and discussed with management reasons for such relative actual management fees and total expenses. The independent Trustees reviewed and considered additional information provided by management, including with respect to the Fund’s leveraging of Invesco’s private credit platform and the narrow range of expenses among the Fund’s peers.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.
The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a
result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
38
Invesco Senior Floating Rate Fund

*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
39
Invesco Senior Floating Rate Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	1.25%
Corporate Dividends Received Deduction*	1.25%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	98.75%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
40
Invesco Senior Floating Rate Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
41
Invesco Senior Floating Rate Fund

SEC file number(s):
Invesco Distributors, Inc.
O-SFLR-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ■ C: ISHCX ■ Y: ISHYX ■ R5: ISHFX ■ R6: ISHSX

2	Schedule of Investments
22	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Approval of Investment Advisory and Sub-Advisory Contracts
36	Tax Information
37	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.81%
Alabama–2.22%
Black Belt Energy Gas District (The) (Gas); Series 2022 F, RB(a)	5.50%	12/01/2028	$2,500	$2,643,205
Black Belt Energy Gas District (The) (No. 6); Series 2021 B, RB(a)	4.00%	12/01/2026	3,000	3,031,280
Energy Southeast, A Cooperative District; Series 2024 B, RB(a)	5.25%	06/01/2032	1,500	1,611,255
Fairfield (City of), AL; Series 2012, GO Wts.	6.00%	06/01/2031	2,765	2,488,503
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 12/29/2015; Cost $90,000)(b)(c)	5.50%	01/01/2028	90	64,350
Series 2014, RB (Acquired 09/28/2019; Cost $2,410,793)(c)	3.50%	07/01/2026	5,022	3,591,076
Jefferson (County of), AL; Series 2024, Ref. Revenue Wts.	5.25%	10/01/2044	1,500	1,525,952
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	200	201,486
Southeast Energy Authority, A Cooperative District (No. 2); Series 2021 B, RB(a)	4.00%	12/01/2031	5,390	5,370,143
Southeast Energy Authority, A Cooperative District (No. 3); Series 2022 A-1, RB(a)	5.50%	12/01/2029	5,000	5,359,242
Talladega (County of), AL; Series 2002 D, Tax Anticipation Wts. (INS -NATL)(d)	5.25%	01/01/2029	25	25,048
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	5.25%	05/01/2044	4,000	3,914,011
				29,825,551
American Samoa–0.07%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,001,938
Arizona–4.69%
Arizona (State of) Industrial Development Authority (ACCEL Schools);
Series 2018 A, RB(e)	4.63%	08/01/2028	625	629,541
Series 2018 A, RB(e)	5.00%	08/01/2033	1,955	1,962,765
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(e)	6.00%	07/01/2047	2,645	2,663,017
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(e)	5.00%	07/01/2026	110	111,021
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019, RB	3.55%	07/15/2029	395	388,313
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(e)	5.75%	07/01/2036	1,275	1,283,661
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(e)	5.00%	07/01/2039	4,520	4,254,975
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(e)	5.00%	06/01/2031	7,045	7,093,777
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.00%	07/15/2028	475	479,715
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus); Series 2019 A, IDR(e)	5.00%	12/15/2039	400	386,828
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022-1, RB(a)(f)	5.00%	09/01/2027	2,000	2,038,702
Greater Arizona Development Authority; Series 2007 A, RB (INS -NATL)(d)	4.38%	08/01/2032	5	5,004
La Paz (County of), AZ Industrial Development Authority (Kilgore); Series 2025, RB(e)(g)	0.00%	12/15/2034	1,225	647,866
Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(e)	4.80%	07/01/2028	2,295	2,352,171
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(e)	5.00%	07/01/2039	2,250	2,246,269
Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools);
Series 2023, RB(e)	5.25%	07/01/2033	725	722,766
Series 2023, RB(e)	6.00%	07/01/2043	1,885	1,795,276
Phoenix (City of), AZ Industrial Development Authority (Basis Schools) (The); Series 2016 A, Ref. RB(e)	5.00%	07/01/2035	2,900	2,900,827
Phoenix (City of), AZ Industrial Development Authority (The) (Legacy Traditional Schools); Series 2015, Ref. RB(e)	5.00%	07/01/2035	3,365	3,365,691
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	50	50,117
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	100	98,194
Pima (County of), AZ Industrial Development Authority (The) (American Leadership Academy); Series 2015, Ref. RB(e)	5.38%	06/15/2035	3,370	3,371,238
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (The) (Arizona Charter Schools); Series 2013 Q, Ref. RB	5.38%	07/01/2031	$5,365	$5,366,018
Pima (County of), AZ Industrial Development Authority (The) (Career Success Schools); Series 2020, Ref. RB(e)	4.75%	05/01/2030	1,300	1,304,765
Pima (County of), AZ Industrial Development Authority (The) (Grande Innovations Academy); Series 2018, RB(e)	4.13%	07/01/2026	265	264,404
Pima (County of), AZ Industrial Development Authority (The) (Imagine East Mesa Charter Schools);
Series 2019, RB(e)	5.00%	07/01/2029	245	246,702
Series 2019, RB(e)	5.00%	07/01/2034	400	400,507
Series 2019, RB(e)	5.00%	07/01/2039	500	472,522
Pima (County of), AZ Industrial Development Authority (The) (Riverbend Prep); Series 2010, RB(e)	7.00%	09/01/2037	1,886	1,886,010
Pinal (County of), AZ Industrial Development Authority (Green Bonds); Series 2021 C, RB(e)(f)	5.50%	10/01/2033	4,000	4,154,114
Sierra (City of), AZ Vista Industrial Development Authority;
Series 2024, Ref. RB(e)	5.25%	06/01/2034	1,645	1,633,255
Series 2024, Ref. RB(e)	5.88%	06/01/2044	1,500	1,395,846
Sierra (City of), AZ Vista Industrial Development Authority (American Leadership Academy Project); Series 2024, RB(e)	5.00%	06/15/2034	1,730	1,777,240
Sierra (City of), AZ Vista Industrial Development Authority (Wake Preparatory Academy); Series 2025, RB	6.25%	06/15/2045	5,270	5,252,967
				63,002,084
Arkansas–1.22%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(e)(f)	4.50%	09/01/2049	2,000	1,834,743
Arkansas (State of) Development Finance Authority (Big River Steel) (Green Bonds); Series 2020, RB(e)(f)	4.75%	09/01/2049	7,370	6,814,036
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(f)	5.45%	09/01/2052	8,000	7,771,256
				16,420,035
California–5.94%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds);
Series 2022 A-1, RB(a)	4.00%	08/01/2028	16,065	16,268,174
Series 2024, RB(a)	5.00%	08/01/2032	5,000	5,216,366
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	115	115,819
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	610	610,557
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	2,450	2,460,148
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail) (Green Bonds); Series 2025 B, Ref. RB(a)(e)(f)	9.50%	01/01/2035	6,000	5,517,230
California (State of) Municipal Finance Authority (Ascent 613);
Series 2025 A, RB(e)	5.00%	01/01/2038	1,000	979,811
Series 2025 A, RB(e)	5.00%	01/01/2040	500	479,379
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(e)	5.00%	06/01/2038	3,345	3,276,299
California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2022 A, RB(a)(f)	4.13%	10/01/2025	4,000	4,000,410
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 09/15/2017-02/12/2019; Cost $5,125,317)(b)(c)(e)(f)	7.50%	07/01/2032	4,950	55,687
Series 2020, RB (Acquired 10/06/2020; Cost $955,203)(b)(c)(e)(f)	7.50%	07/01/2032	1,000	11,250
California (State of) Pollution Control Financing Authority (Plant Bonds); Series 2012, RB(e)(f)	5.00%	07/01/2037	2,000	2,000,549
California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(e)	6.25%	07/01/2054	6,100	6,213,891
California (State of) Public Finance Authority (Sunrise of Long Beach); Series 2025, RB(e)	5.38%	06/01/2035	1,000	1,013,860
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 B, RB(e)	5.00%	07/01/2026	40	39,616
California (State of) School Finance Authority (Partnership to Uplift Communities) (Social Bonds);
Series 2023, Ref. RB(e)	5.00%	08/01/2033	620	635,479
Series 2023, Ref. RB(e)	5.25%	08/01/2038	500	501,801
California (State of) Statewide Communities Development Authority; Series 2025, RB	3.54%	02/20/2041	4,987	4,388,697
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2025, Ref. RB(e)	5.13%	11/01/2040	1,650	1,658,262
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	$8,988	$8,696,175
Series 2016 A, RB(e)	5.25%	12/01/2056	3,000	2,738,827
Series 2018 A, RB(e)	5.50%	12/01/2058	3,000	2,889,106
Palomar Health; Series 2016, Ref. RB	4.00%	11/01/2039	1,250	914,128
Pomona Unified School District; Series 2021 F, GO Bonds (INS -BAM)(d)	3.00%	08/01/2048	1,000	715,144
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS -AMBAC)(d)	5.00%	12/01/2034	5,405	5,413,662
San Francisco Unified School District; Series 2015, GO Bonds	4.00%	06/15/2033	1,040	1,040,127
West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	1,965	1,969,052
				79,819,506
Colorado–5.94%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,240	2,137,598
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	678	658,147
Brighton Crossing Metropolitan District No. 6;
Series 2020 A, GO Bonds	5.00%	12/01/2035	525	525,337
Series 2020 A, GO Bonds	5.00%	12/01/2040	515	490,240
Canyon Pines Metropolitan District; Series 2024, GO Bonds(e)	8.25%	12/01/2053	5,000	4,825,885
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2020 A, Ref. GO Bonds	4.00%	12/01/2029	1,115	1,115,080
Colliers Hill Metropolitan District No. 2; Series 2022 B-2, GO Bonds	7.63%	12/15/2042	2,000	1,999,365
Colorado (State of) Educational & Cultural Facilities Authority (Ascent Classical Academy); Series 2024, Ref. RB(e)	5.25%	04/01/2039	2,500	2,440,007
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB (Acquired 12/15/2021; Cost $4,215,463)(c)	5.00%	05/15/2035	4,035	3,639,381
Series 2021 A, RB (Acquired 05/30/2023; Cost $914,729)(c)	5.00%	05/15/2044	1,170	883,318
Series 2021 B, RB (Acquired 12/15/2021; Cost $1,125,000)(c)	2.63%	05/15/2029	1,125	1,080,533
Colorado (State of) International Center Metropolitan District No. 14; Series 2018, GO Bonds	5.63%	12/01/2032	996	998,875
Copperleaf Metropolitan District No. 6; Series 2022 B, GO Bonds	6.00%	12/15/2041	1,225	1,217,807
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(f)	5.00%	10/01/2032	1,000	999,961
Denver (City & County of), CO Health & Hospital Authority; Series 2025 A, RB	5.00%	12/01/2045	500	483,310
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	2,673	2,615,313
Dominion Water & Sanitation District;
Series 2022, Ref. RB	5.00%	12/01/2027	1,659	1,670,412
Series 2022, Ref. RB	5.25%	12/01/2032	3,415	3,477,704
Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	600,361
Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(e)	4.88%	12/01/2028	460	462,029
Hess Ranch Metropolitan District No. 5;
Series 2024 A-1, RB	6.00%	12/01/2043	478	476,112
Series 2024 A-2, RB	6.50%	12/01/2043	300	298,716
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	5,499	5,418,429
Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	4.63%	12/01/2035	1,000	959,625
Midtown Metropoltan District;
Series 2022 A-1, Ref. GO Bonds	6.75%	12/01/2033	1,000	994,886
Series 2022 A-1, Ref. GO Bonds	6.75%	12/01/2051	1,000	1,019,905
Morgan Hill Metropolitan District No. 3;
Series 2021 A, GO Bonds	3.00%	12/01/2031	980	851,897
Series 2021 A, GO Bonds	3.50%	12/01/2041	2,940	2,176,457
Mulberry Metropolitan District No. 2; Series 2022, RB	7.00%	12/01/2034	6,000	6,131,491
Nine Mile Metropolitan District; Series 2020, RB	4.63%	12/01/2030	1,855	1,873,840
Parker Automotive Metropolitan District; Series 2023 B, Ref. GO Bonds	8.25%	12/15/2037	2,225	2,233,581
Parterre Metropolitan District No. 5; Series 2025 A, GO Bonds	5.13%	12/01/2035	885	913,431
Peak Metropolitan District No. 1; Series 2021 A, GO Bonds(e)	5.00%	12/01/2041	1,670	1,452,765
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(e)	5.00%	12/01/2040	1,465	1,434,589
Prairie Center Metropolitan District No. 7; Series 2021, GO Bonds	6.38%	06/15/2046	1,330	1,286,905
Rampart Range Metropolitan District No. 5; Series 2021, RB	4.00%	12/01/2036	1,250	1,162,428
Redtail Ridge Metropolitan District; Series 2025, GO Bonds(g)	0.00%	12/01/2032	4,000	2,421,848
Riverpark Metropolitan District (County of Arapahoe); Series 2024, GO Bonds	6.00%	12/01/2042	1,900	1,854,974
Riverwalk Metropolitan District No. 2; Series 2022 A, RB	4.50%	12/01/2032	4,000	3,707,895
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(e)	5.00%	12/01/2031	$3,445	$3,465,856
Series 2021 A, GO Bonds(e)	5.00%	12/01/2041	2,000	1,875,196
Sterling Ranch Community Authority Board;
Series 2024 A, Ref. RB	6.13%	12/01/2039	550	558,993
Series 2024, RB	5.63%	12/01/2043	852	839,099
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGI)(d)	3.25%	12/15/2050	646	471,423
Verve Metropolitan District No. 1; Series 2023, GO Bonds	5.75%	12/01/2033	2,895	2,928,744
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(e)	5.70%	12/01/2051	166	150,397
Westerly Metropolitan District No. 4; Series 2021 A, GO Bonds	4.13%	12/01/2031	615	592,790
				79,872,935
Connecticut–0.08%
Connecticut (State of) Health & Educational Facilities Authority; Series 2025 A, RB(e)	12.00%	09/01/2030	1,000	1,074,235
Delaware–0.10%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(e)	5.00%	07/01/2028	1,336	1,351,116
District of Columbia–1.53%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	495	497,576
Series 2017 A, RB	5.00%	07/01/2032	1,000	1,014,260
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2035	1,285	1,269,222
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	17,230	17,769,066
				20,550,124
Florida–9.39%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 12/04/2020; Cost $57,423)(b)(c)	5.63%	11/15/2029	58	861
Series 2014, RB (Acquired 06/04/2020; Cost $267,154)(b)(c)	6.00%	11/15/2029	310	4,653
Series 2014, RB (Acquired 01/17/2020; Cost $438,044)(b)(c)	6.00%	11/15/2034	465	6,979
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs); Series 2022 A, Ref. RB (Acquired 01/25/2022; Cost $965,000)(c)(e)	5.00%	11/15/2061	965	686,295
Babcock Ranch Community Independent Special District; Series 2024, RB(e)	5.00%	05/01/2044	500	473,024
Boggy Creek Improvement District; Series 2023, Ref. RB	4.50%	05/01/2033	935	953,600
Broward (County of), FL; Series 2015 A, RB(f)	5.00%	10/01/2045	10,000	9,850,765
Capital Projects Finance Authority (Kissimmee Charter Academy); Series 2024, RB(e)	6.13%	06/15/2044	150	150,291
Capital Projects Finance Authority (Millenia Orlando);
Series 2025 A, RB(e)	6.00%	01/01/2035	2,250	2,260,209
Series 2025 A, RB(e)	6.38%	01/01/2040	4,310	4,206,210
Capital Projects Finance Authority (Navigator Academy of Leadership Obligated Group); Series 2024, Ref. RB(e)	5.00%	06/15/2044	1,760	1,601,048
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough); Series 2019, RB	5.00%	12/15/2029	405	407,165
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.); Series 2017, RB(e)	5.38%	08/01/2032	1,000	955,079
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.); Series 2016, RB(e)	6.25%	06/15/2036	5,000	5,034,895
Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(e)	5.00%	06/01/2041	465	417,312
Series 2021, RB(e)	3.25%	06/01/2031	230	211,190
Series 2021, RB(e)	5.00%	06/01/2041	1,615	1,449,374
Capital Trust Agency, Inc. (University Bridge LLC Student Housing); Series 2018 A, RB(e)	4.00%	12/01/2028	6,175	6,191,542
Capital Trust Authority (Academir Charter Schools, Inc.); Series 2024, Ref. RB(e)	5.00%	06/01/2044	2,000	1,768,095
Capital Trust Authority (Central Florida Preparatory School Project); Series 2024, RB(e)	6.25%	06/15/2040	3,000	2,981,572
Capital Trust Authority (Classical Academy of Sarasota (The));
Series 2024, RB(e)	5.00%	07/01/2039	1,475	1,418,690
Series 2024, RB(e)	5.00%	07/01/2044	1,140	1,026,828
Capital Trust Authority (Florida Institute of Technology); Series 2025, RB(e)	4.75%	07/01/2040	1,250	1,199,953
Capital Trust Authority (Imagine School At West Pasco Project); Series 2023, RB(e)	6.25%	12/15/2043	2,135	2,018,710
Capital Trust Authority (KIPP Miami N Campus); Series 2024 A, RB(e)	5.63%	06/15/2044	410	403,450
Capital Trust Authority (Plato Academy Schools); Series 2024, RB	5.00%	12/15/2044	3,000	2,736,761
Capital Trust Authority (St.Johns Classical Academy, Inc.); Series 2025, Ref. RB(e)	4.75%	06/15/2040	815	753,370
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(e)(f)	5.00%	10/01/2029	$1,115	$1,149,191
Series 2025, RB(f)	5.88%	10/01/2045	1,640	1,655,701
Creekview Community Development District (Phase 2); Series 2024, RB	5.38%	05/01/2044	2,000	1,896,260
Escambia (County of), FL Health Facilities Authority (Baptist Health Care Corp. Obligated Group); Series 2020, Ref. RB	4.00%	08/15/2050	2,100	1,681,673
Florida (State of) Municipal Loan Council (Shingle Creek Transit & Utility Community Development District); Series 2024, RB(f)	5.15%	05/01/2044	405	394,825
Florida Development Finance Corp.; Series 2023, RB(a)(e)(f)	6.13%	07/01/2026	3,400	3,436,209
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion);
Series 2024, Ref. RB(a)(e)(f)	12.00%	07/15/2028	3,250	2,015,000
Series 2024, Ref. RB(f)	5.00%	07/01/2035	5,505	4,553,508
Series 2024, Ref. RB (INS - AGI)(d)(f)	5.00%	07/01/2044	4,000	3,834,201
Florida Development Finance Corp. (Brightline Florida Passenger Rail); Series 2024, RB(a)(e)(f)	10.00%	07/15/2028	2,000	1,240,000
Florida Development Finance Corp. (Brightline West Passenger Rail); Series 2025, RB(a)(e)(f)	10.00%	06/15/2026	6,000	5,100,329
Florida Development Finance Corp. (GFL Solid Waste Southeast LLC); Series 2024, RB(a)(e)(f)	4.38%	10/01/2031	2,500	2,487,345
Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(e)	5.25%	06/15/2029	1,000	1,004,167
Florida Development Finance Corp. (Mater Academy); Series 2020 A, RB	5.00%	06/15/2050	3,000	2,732,797
Florida Development Finance Corp. (Parrish Charter Academy, Inc.); Series 2023, RB(a)(e)	6.25%	06/15/2028	3,000	2,947,981
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2020, Ref. RB(e)	5.00%	09/15/2040	1,045	948,610
Florida Housing Finance Corp.; Series 2024 3, RB (CEP - GNMA)	6.25%	01/01/2055	1,220	1,342,879
Florida Local Government Finance Commission (Bridgeprep Academy); Series 2025, RB(e)	5.50%	06/15/2040	2,000	2,002,127
Gas Worx Community Development District; Series 2025, RB(e)	5.75%	05/01/2045	1,000	983,678
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.50%	08/15/2030	2,885	2,999,607
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.00%	07/15/2028	265	268,495
Series 2018 A, RB(e)	5.38%	07/15/2038	1,300	1,232,776
Lakes of Sarasota Community Development District; Series 2024 B, RB	5.25%	05/01/2034	2,320	2,329,443
Lakewood Ranch Stewardship District (Palm Grove); Series 2024, RB	4.50%	05/01/2031	550	557,854
Lee (County of), FL Housing Finance Authority (Aria Landings); Series 2023 B, RB(a)(e)	5.50%	07/01/2026	6,965	6,975,786
Lee (County of), FL Industrial Development Authority (Shell Point Obligated Group); Series 2024 B-3, RB	4.13%	11/15/2029	1,500	1,512,665
Lowery Hills Community Development District (Assessment Area One); Series 2025, RB(e)	5.63%	05/01/2045	725	689,742
Madeira Community Development District (Assessment Area No.2 ); Series 2025, RB	4.70%	05/01/2035	860	862,002
Middleton Community Development District A; Series 2024, RB	4.00%	05/01/2034	735	725,433
Northridge Community Development District; Series 2025, RB(e)	5.75%	05/01/2045	1,750	1,717,444
Orange (County of), FL Health Facilities Authority (Presbyterian Retirement Communities Obligated Group); Series 2024, Ref. RB	5.00%	08/01/2047	1,900	1,785,618
Parrish Lakes Community Development District; Series 2024, RB	5.50%	05/01/2044	925	889,046
Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	900	901,546
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	1,750	1,684,842
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	2,500	2,215,629
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB (Acquired 10/23/2020; Cost $2,855,000)(b)(c)(e)(f)	5.88%	01/01/2033	2,855	1,570,250
Ranches at Lake Mcleod Community Development District (Assessment Area Two); Series 2025, RB	5.45%	06/15/2045	600	577,622
Rivers Edge III Community Development District; Series 2025, RB	5.75%	05/01/2045	450	447,839
V-Dana Community Development District (Assessment Area Two - 2025 Project Area);
Series 2025, RB	5.38%	05/01/2045	875	835,544
Series 2025, RB	5.55%	05/01/2055	1,250	1,176,233
Venice (City of), FL (Village on the Isle); Series 2024, RB(e)	4.25%	01/01/2030	900	903,461
West Villages Improvement District (Develepmont Unit No. 10); Series 2024, RB	5.38%	05/01/2044	500	482,323
Wildwood (City of), FL Village Community Development Disctrict No. 15;
Series 2024, RB(e)	4.20%	05/01/2039	1,500	1,402,865
Series 2024, RB(e)	4.55%	05/01/2044	1,000	926,940
				126,245,407
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–1.94%
Albany (City of) & Dougherty (Country of), GA Payroll Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2026	$810	$811,445
Atlanta Development Authority (The) (Westside Gulch Area); Series 2024 A, RB(e)	5.00%	04/01/2034	1,750	1,753,531
Cobb (County of), GA Development Authority (The) (Northwest Classical Academy); Series 2023, RB(e)	5.20%	06/15/2033	1,000	1,013,836
Conyers (City of), GA (Salem Gate); Series 2024, RB	5.38%	03/01/2036	2,870	2,812,416
DeKalb (County of), IL Development Authority (The Globe Academy, Inc.);
Series 2024 A, RB	5.00%	06/01/2040	400	396,337
Series 2024 A, RB	5.00%	06/01/2045	415	391,616
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,560	1,562,535
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.00%	06/15/2027	170	172,031
Main Street Natural Gas, Inc.;
Series 2022 C, RB(a)(e)	4.00%	11/01/2027	11,000	10,993,242
Series 2023 B, RB(a)	5.00%	03/01/2030	2,000	2,118,798
Series 2024 C, RB(a)	5.00%	12/01/2031	2,000	2,126,105
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	5.75%	12/01/2028	1,850	1,870,406
				26,022,298
Guam–0.49%
Guam (Territory of);
Series 2015 D, Ref. RB(a)(h)	5.00%	11/15/2025	940	944,644
Series 2015 D, Ref. RB(a)(h)	5.00%	11/15/2025	3,000	3,014,821
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,652,138
				6,611,603
Idaho–0.69%
Avimor Community Infrastructure District No. 1 (Assessment Area Five); Series 2024, RB(e)	5.88%	09/01/2053	1,703	1,707,171
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2015 D, Ref. RB	5.50%	12/01/2027	1,750	1,759,347
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	635	636,907
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(e)	4.63%	07/01/2029	110	110,615
Idaho (State of) Housing & Finance Association (Future Public School); Series 2022 A, RB(e)	4.00%	05/01/2042	2,280	1,794,383
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. RB	6.75%	07/01/2028	205	209,313
Series 2014 A, Ref. RB	6.75%	07/01/2036	526	532,922
Series 2014 A, Ref. RB	6.75%	07/01/2048	2,384	2,383,900
Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(f)	6.45%	08/01/2032	130	130,460
				9,265,018
Illinois–3.49%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	550	555,934
Berwyn (City of), IL (South Berwyn Corridor); Series 2020, RB(e)	4.00%	12/01/2028	1,015	994,023
Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2026	505	506,815
Series 2018 A, Ref. RB	5.00%	01/01/2027	530	537,599
Chicago (City of), IL;
Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,027,312
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,528,672
Chicago (City of), IL (O’Hare International Airport);
Series 2016 B, Ref. RB	5.00%	01/01/2041	1,000	1,000,341
Series 2024 C, Ref. RB(f)	5.25%	01/01/2043	1,700	1,748,122
Evanston (City of), IL (Roycemore School);
Series 2021, RB(e)	4.00%	04/01/2032	245	221,761
Series 2021, RB(e)	4.38%	04/01/2041	930	727,376
Hillside (Village of), IL (Mannheim Redevelopment); Series 2018, Ref. RB	5.00%	01/01/2030	1,830	1,846,763
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(f)	8.00%	06/01/2032	11,805	11,818,762
Illinois (State of) Finance Authority; Series 2025, Ref. RB(e)	5.88%	09/01/2046	1,500	1,448,988
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(e)	5.25%	12/01/2025	100	100,139
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $2,157,178)(c)	5.00%	11/01/2027	$2,065	$1,430,012
Series 2019 A, Ref. RB (Acquired 09/08/2022; Cost $1,885,670)(c)	5.00%	11/01/2035	2,020	1,398,850
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,073	764,053
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	8,700	8,700,177
Illinois (State of) Medical District Commission;
Series 2002, COP (INS -NATL)(d)	5.13%	06/01/2026	10	10,012
Series 2002, COP (INS -NATL)(d)	5.25%	06/01/2032	140	140,167
Illinois (State of) Toll Highway Authority; Series 2016 B, RB	5.00%	01/01/2041	2,375	2,380,245
Marion (City of), IL (Star Bond District Project Area No. 1); Series 2025, RB	6.38%	06/01/2045	7,755	7,362,208
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	640	640,037
				46,888,368
Indiana–0.85%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	200	196,530
Indiana (State of) Finance Authority (Good Samaritan Hospital);
Series 2016 A, RB	5.00%	04/01/2037	200	200,162
Series 2016 A, RB	5.50%	04/01/2046	5,785	5,621,180
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(e)	5.50%	07/01/2028	400	400,142
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	4.25%	11/01/2030	1,580	1,617,758
Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2037	1,865	1,891,086
Mishawaka (City of), IN (Silver Birch of Mishwaka); Series 2017, RB(e)	5.10%	01/01/2032	425	416,812
Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(a)(f)	4.40%	06/10/2031	1,000	1,035,026
				11,378,696
Iowa–1.40%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	600	517,882
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	660	650,240
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(a)(h)	5.00%	12/01/2032	5,410	6,142,935
Iowa (State of) Finance Authority (Union at the Marina); Series 2024 A-1, RB(e)	6.00%	11/01/2027	1,345	1,362,222
PEFA, Inc.; Series 2019, RB(a)	5.00%	09/01/2026	10,000	10,172,317
				18,845,596
Kansas–0.68%
Pittsburgh (City of), KS (North Broadway - Pittsburgh Town Center); Series 2006, RB	4.80%	04/01/2027	40	36,301
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2019, Ref. RB	5.00%	05/15/2027	1,165	1,172,841
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,295,509
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	2,923,977
Series 2024 VIII, Ref. RB	5.25%	05/15/2039	2,000	1,908,002
Series 2024 VIII, Ref. RB	5.75%	05/15/2045	2,000	1,854,778
				9,191,408
Kentucky–0.82%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.00%	02/01/2026	165	166,161
Series 2016, Ref. RB	5.38%	02/01/2036	5,000	5,015,391
Series 2016, Ref. RB	5.50%	02/01/2044	2,170	2,147,256
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	4.25%	07/01/2031	2,665	2,573,119
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2030	1,000	1,001,090
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	135	134,771
				11,037,788
Louisiana–0.95%
Juban Crossing Community Development District; Series 2024 B, RB	6.25%	06/01/2034	1,000	1,019,294
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Christwood);
Series 2024, Ref. RB(e)	4.25%	11/15/2030	$1,050	$1,054,315
Series 2024, Ref. RB(e)	5.00%	11/15/2037	1,900	1,896,455
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(e)	5.38%	11/01/2038	3,165	3,222,272
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(e)	4.63%	11/01/2038	1,460	1,452,129
Plaquemines Port Harbor & Terminal District (NOLA Terminal LLC); Series 2024 A, RB(e)	9.00%	12/01/2044	5,000	4,178,915
				12,823,380
Maryland–0.49%
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2026	2,160	2,185,145
Series 2017, Ref. RB	5.00%	09/01/2027	1,100	1,125,344
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(e)	5.00%	07/01/2027	215	216,956
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Medical Institutions Parking Facilities); Series 1996, RB (INS -AMBAC)(d)	5.50%	07/01/2026	10	10,074
Tender Option Bond Trust Receipts/Certificates; Series 2024, VRD RB(e)(i)	2.67%	07/01/2032	3,000	3,000,000
				6,537,519
Massachusetts–1.59%
Ashland (Town of), MA; Series 2022, GO Bonds	4.00%	08/01/2042	1,000	943,480
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	4.00%	10/01/2026	100	100,013
Series 2018, Ref. RB	4.00%	10/01/2027	150	150,022
Series 2018, Ref. RB	4.25%	10/01/2028	320	320,068
Series 2018, Ref. RB	4.38%	10/01/2029	385	385,085
Series 2018, Ref. RB	4.50%	10/01/2030	690	690,152
Massachusetts (Commonwealth of) Development Finance Agency; Series 2025, RB	5.00%	07/01/2040	4,000	4,034,244
Massachusetts (Commonwealth of) Development Finance Agency (Berklee College of Music); Series 2016, Ref. RB	5.00%	10/01/2039	4,000	4,022,108
Massachusetts (Commonwealth of) Development Finance Agency (Brown University); Series 2025, RB	5.25%	08/15/2041	5,475	5,675,061
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College);
Series 2025, Ref. RB	5.25%	01/01/2040	1,070	1,098,647
Series 2025, Ref. RB	5.25%	01/01/2045	1,000	984,479
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(e)	5.00%	11/15/2033	1,500	1,548,197
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2047	1,500	1,392,001
				21,343,557
Michigan–1.46%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2034	1,600	1,618,516
Detroit (City of), MI; Series 2014 B-1, GO Bonds	4.00%	04/01/2044	2,486	1,953,752
Ecorse (City of), MI; Series 2011, GO Bonds	5.80%	11/01/2026	750	751,236
Ivywood Classical Academy; Series 2023, RB	5.00%	01/01/2034	1,830	1,847,609
Michigan (State of) Finance Authority (Henry Ford Health System) (Green Bonds); Series 2024, RB	5.25%	02/29/2040	1,000	1,051,547
Michigan (State of) Finance Authority (Huron Academy); Series 2024, Ref. RB	4.50%	10/01/2034	2,345	2,286,259
Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	4.25%	12/01/2039	1,450	1,172,270
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2019 A, Ref. RB	4.00%	12/01/2049	1,145	965,739
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	2,820	2,117,647
Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(a)(f)	4.00%	10/01/2026	5,610	5,580,570
Waterford Township Economic Development Corp.; Series 2016 A, RB(g)	0.00%	07/01/2026	980	218,540
				19,563,685
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–2.04%
Bethel (City of), MN (Ecumen Obligated Group);
Series 2024, Ref. RB	5.25%	03/01/2034	$750	$755,870
Series 2024, Ref. RB	6.13%	03/01/2044	1,500	1,436,833
Bethel (City of), MN (Spectrum High School); Series 2024, RB	5.00%	07/01/2059	1,500	1,337,057
Brainerd (City of), MN; Series 2025, RB	5.50%	05/01/2045	4,700	4,456,110
Brooklyn Park (City of), MN (Prairie Seeds Academy); Series 2024, Ref. RB	5.00%	06/15/2044	2,835	2,551,962
Coon Rapids (City of), MN (Athlos Leadership Academy); Series 2025, Ref. RB	6.50%	06/15/2047	2,000	1,999,836
Dakota (County of), MN Community Development Agency (Quill); Series 2021, RB(e)	3.55%	04/01/2039	5,000	3,927,327
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	695	591,060
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,375	1,337,595
Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	1,022,382
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(e)	5.50%	07/01/2027	350	353,770
Series 2017 A, RB(e)	6.00%	07/01/2032	1,080	1,094,068
Ramsey (City of), MN (Pact Charter School); Series 2022 A, Ref. RB	5.00%	06/01/2032	2,000	1,983,302
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	1,000	1,000,175
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $1,927,397)(a)(b)(c)(e)	6.00%	07/01/2027	1,927	192,740
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(e)	5.25%	07/01/2033	140	141,137
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy); Series 2023, Ref. RB	4.25%	12/01/2032	1,085	1,098,923
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	215	215,899
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong Prep Academy); Series 2020, Ref. RB	5.00%	09/01/2040	1,500	1,433,045
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	236,843
Series 2018, Ref. RB	4.13%	10/01/2033	250	232,040
				27,397,974
Mississippi–0.20%
Mississippi (State of) Development Bank (Jackson County Gomesa); Series 2021, RB(e)	3.63%	11/01/2036	3,040	2,746,115
Missouri–0.95%
Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2028	30	30,070
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(e)	4.50%	12/01/2029	30	30,086
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District);
Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	100	99,918
Series 2016 A, Ref. RB(e)	5.00%	04/01/2036	2,000	1,923,153
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(e)	4.38%	02/01/2031	450	444,361
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2037	1,000	970,609
Series 2017 A, Ref. RB	5.25%	05/15/2042	1,750	1,581,632
Maryland Heights (City of), MO (Westport Plaza Redevelopment); Series 2020, RB	4.13%	11/01/2038	2,305	2,116,237
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2025, Ref. RB(e)	6.00%	10/01/2045	3,000	2,883,394
St Louis County Industrial Development Authority; Series 2017, Ref. RB	5.00%	09/01/2037	1,195	1,195,883
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.00%	09/01/2038	1,500	1,498,786
				12,774,129
Montana–0.37%
Montana (State of) Facility Finance Authority (Franklin School Apartments); Series 2025, RB(a)	5.15%	12/01/2026	2,500	2,514,881
Montana Board of Housing (Baxter Apartments Projects); Series 2023, RB(a)	6.50%	03/01/2026	2,500	2,500,000
				5,014,881
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–0.20%
Las Vegas (City of), NV Special Improvement District No. 613; Series 2024, RB	5.00%	12/01/2039	$400	$394,898
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	4.75%	12/01/2040	325	310,431
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB	5.00%	07/15/2037	500	495,038
North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1); Series 2022, RB(e)	5.50%	06/01/2037	730	745,957
Reno (City of), NV; Series 2025, RB(e)	5.00%	06/01/2041	825	802,513
				2,748,837
New Hampshire–2.37%
New Hampshire (State of) Business Finance Authority; Series 2025, RB	5.15%	09/28/2037	2,000	1,946,217
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(a)(e)	3.63%	07/02/2040	3,455	2,769,719
New Hampshire (State of) Business Finance Authority (Grace Christian School); Series 2025, RB	5.13%	08/01/2040	1,500	1,462,800
New Hampshire (State of) Business Finance Authority (Megatel); Series 2025, RB(e)(g)	0.00%	12/15/2033	5,000	3,019,601
New Hampshire (State of) Business Finance Authority (River Ranch); Series 2025, RB(e)(g)	0.00%	12/01/2031	10,000	6,912,890
New Hampshire (State of) Business Finance Authority (Social Bonds);
Series 2022-1A, RB	4.38%	09/20/2036	1,533	1,488,964
Series 2022-2A, RB	4.00%	10/20/2036	3,843	3,630,630
New Hampshire (State of) Business Finance Authority (Social Certificates); Series 2024-1A, RB	4.25%	07/20/2041	2,932	2,806,969
New Hampshire (State of) Business Finance Authority (The Attwater); Series 2024, RB(e)(g)	0.00%	04/01/2032	3,000	2,001,166
New Hampshire (State of) Business Finance Authority (Thomas Ranch); Series 2024, RB(e)(g)	0.00%	12/01/2034	7,500	4,101,498
New Hampshire (State of) Housing Finance Authority (University Hospitals Home Care Services, Inc.);
Series 2024, RB(e)	5.63%	12/15/2033	840	856,500
Series 2024, RB(e)	6.25%	12/15/2038	810	817,941
				31,814,895
New Jersey–0.29%
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(e)	5.13%	11/01/2029	190	192,107
New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(e)	5.00%	07/01/2027	170	171,495
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(e)	4.75%	10/01/2028	645	644,042
New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	1,075	1,012,517
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(e)	4.25%	09/01/2027	115	115,701
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(g)	0.00%	12/15/2028	715	652,165
Series 2009 A, RB(g)	0.00%	12/15/2032	1,465	1,137,890
				3,925,917
New Mexico–0.83%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare); Series 2008, VRD RB(i)	2.45%	08/01/2034	10,000	10,000,000
Winrock Town Center Tax Increment Development District No. 1; Series 2022, Ref. RB(e)	4.00%	05/01/2033	1,250	1,204,232
				11,204,232
New York–6.43%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB (Acquired 08/16/2018; Cost $220,094)(b)(c)(e)	5.00%	10/01/2028	213	3,088
Series 2018, Ref. RB (Acquired 08/16/2018; Cost $1,403,843)(b)(c)(e)	5.00%	10/01/2038	1,389	20,135
Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB (LOC - Santander Bank N.A.)(e)(f)(j)	5.25%	12/31/2033	3,000	3,007,762
Series 2019, Ref. RB (LOC - Santander Bank N.A.)(e)(f)(j)	5.50%	12/31/2040	5,000	4,674,715
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2030	2,365	2,370,043
Build NYC Resource Corp. (Shefa School); Series 2021 A, RB(e)	2.50%	06/15/2031	375	340,775
Build NYC Resource Corp. (Unity Preparatory Charter School of Brooklyn); Series 2023, RB(e)	5.25%	06/15/2043	525	501,691
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	3,210	2,595,790
Metropolitan Transportation Authority; Subseries 2015 C-1, Ref. RB	5.25%	11/15/2031	2,000	2,006,535
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of), NY Industrial Development Agency(g)(k)	0.00%	01/01/2058	$967	$0
New York & New Jersey (States of) Port Authority; One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2038	2,000	1,955,594
New York (City of), NY; Subseries 2016 A-4, VRD GO Bonds(i)	2.20%	08/01/2044	2,000	2,000,000
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2035	1,250	1,262,425
Series 2024, RB	5.25%	11/01/2043	1,500	1,524,109
New York Counties Tobacco Trust IV; Series 2010 A, RB(e)	6.25%	06/01/2041	2,849	2,677,658
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	720	731,322
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,640	2,541,810
New York Liberty Development Corp. (3 World Trade Center); Series 2014-3, Ref. RB(e)	7.25%	11/15/2044	5,400	5,402,668
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB(f)	5.00%	08/01/2026	2,400	2,400,067
Series 2016, Ref. RB(f)	5.00%	08/01/2031	8,680	8,680,075
Series 2020, Ref. RB(f)	5.25%	08/01/2031	2,170	2,224,581
Series 2021, Ref. RB(f)	3.00%	08/01/2031	1,545	1,427,753
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(f)	5.00%	01/01/2032	4,315	4,396,394
Series 2018, RB(f)	5.00%	01/01/2034	6,500	6,587,176
Series 2020, RB(f)	5.00%	10/01/2035	5,000	5,072,676
New York Transportation Development Corp. (John F. Kennedy International Airport New Terminal One) (Green Bonds);
Series 2023, RB(f)	5.50%	06/30/2038	2,000	2,063,209
Series 2023, RB(f)	5.50%	06/30/2039	1,000	1,028,694
Series 2023, RB(f)	5.50%	06/30/2040	875	894,232
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2023, RB(f)	5.63%	04/01/2040	2,500	2,576,547
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(e)(f)	4.75%	11/01/2042	1,000	884,081
Oneida Indian Nation; Series 2024 B, RB(e)	6.00%	09/01/2043	2,400	2,510,199
Suffolk Regional Off-Track Betting Corp.;
Series 2024, RB	5.00%	12/01/2034	1,600	1,629,155
Series 2024, RB	5.75%	12/01/2044	1,500	1,500,534
Tompkins County Development Corp. (Ithaca College); Series 2015, Ref. RB	5.00%	07/01/2034	750	750,639
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(b)	5.00%	07/01/2027	1,000	200,000
Series 2013 A, RB(b)	5.00%	07/01/2032	1,000	200,000
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(e)(f)	7.00%	06/01/2046	3,500	3,642,707
Westchester County Local Development Corp.; Series 2025, RB	6.50%	11/01/2030	4,150	4,150,000
				86,434,839
North Carolina–0.34%
Greater Asheville Regional Airport Authority; Series 2023, RB (INS - AGI)(d)(f)	5.25%	07/01/2048	3,625	3,630,465
North Carolina (State of) Medical Care Commission (Southminster); Series 2016, Ref. RB	5.00%	10/01/2037	1,000	1,001,246
				4,631,711
North Dakota–0.39%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	220	219,767
Grand Forks (City of), ND (Altru Health System); Series 2021, Ref. RB	4.00%	12/01/2040	3,375	2,955,794
Horace (City of), ND; Series 2024 C, Ref. GO Bonds	4.75%	05/01/2044	1,100	1,019,915
North Dakota (State of) Housing Finance Agency (Social Bonds); Series 2024 C, RB	6.25%	01/01/2055	990	1,108,308
				5,303,784
Ohio–4.46%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	3.00%	06/01/2048	2,755	1,839,906
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	2,470	1,998,498
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2024, Ref. RB(e)	5.25%	01/01/2034	$1,000	$1,018,710
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2010, RB	6.00%	11/15/2035	1,000	1,001,884
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(f)	5.38%	09/15/2027	485	485,298
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.00%	02/15/2037	6,220	6,213,621
Series 2017, Ref. RB	5.00%	02/15/2042	3,500	3,330,258
Dayton-Montgomery County Port Authority (Liberty Assisted Living Springfield); Series 2025, RB(e)	6.63%	01/01/2045	3,640	3,670,398
Franklin (County of), OH; Series 2015, RB	5.00%	05/15/2040	5,800	5,799,780
Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,500	1,437,489
Greater Cincinnati (Port of), OH Development Authority; Series 2004, RB(a)(h)	6.40%	09/19/2025	1,805	1,808,118
Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(a)	4.38%	06/15/2026	3,500	3,454,842
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2033	1,000	1,003,670
Series 2013, RB	5.00%	02/15/2044	4,880	4,497,487
Series 2013, RB	5.00%	02/15/2048	5,300	4,774,308
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(f)	5.00%	12/31/2039	3,665	3,664,823
Ohio (State of) (University Hospitals Health System, Inc.); Series 2015, Ref. VRD RB(i)	2.90%	01/15/2045	8,000	8,000,000
Ohio (State of) Higher Educational Facility Commission; Series 2016, Ref. RB	5.00%	11/01/2041	1,000	1,000,931
Ohio (State of) Higher Educational Facility Commission (John Carroll University); Series 2025, RB	5.38%	10/01/2045	3,425	3,292,920
Ohio (State of) Housing Finance Agency (Haven’s Edge Apartments); Series 2025, RB(e)	5.70%	08/01/2043	1,200	1,205,107
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	405	405,188
				59,903,236
Oklahoma–0.62%
Oklahoma (County of), OK Finance Authority (Astec);
Series 2024, RB(e)	5.25%	06/15/2034	1,200	1,192,565
Series 2024, RB(e)	6.00%	06/15/2044	1,500	1,406,096
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB (INS - AGI)(d)	4.00%	08/15/2048	2,430	2,108,032
Tulsa (City of), OK Airports Improvement Trust; Series 2001 C, Ref. RB(f)	5.50%	12/01/2035	2,000	1,999,930
Tulsa Municipal Airport Trust Trustees; Series 2025, Ref. RB(f)	6.25%	12/01/2035	1,500	1,657,655
				8,364,278
Oregon–0.43%
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	35	35,014
Morrow (Port of), OR (Bonneville Cooperation Project No. 4); Series 2024 A, GO Bonds(e)	5.15%	10/01/2026	5,000	4,999,780
Oregon (State of) Facilities Authority;
Series 2025, Ref. RB(e)	4.63%	06/15/2035	270	269,572
Series 2025, Ref. RB(e)	5.50%	06/15/2045	475	458,436
				5,762,802
Pennsylvania–0.94%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(e)	6.00%	05/01/2042	620	633,487
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(e)	5.00%	05/01/2028	620	642,299
Commonwealth Financing Authority; Series 2015 A, RB	5.00%	06/01/2034	500	500,350
Crawford (County of), PA Hospital Authority Meadville Medical Center);
Series 2016 A, Ref. RB	6.00%	06/01/2046	2,755	2,757,168
Series 2016, Ref. RB	6.00%	06/01/2036	1,915	1,920,939
Northampton (County of), PA Industrial Development Authority; Series 2013, RB(b)	5.00%	06/30/2027	193	34,713
Northampton (County of), PA Industrial Development Authority (Northampton Generating Co. L.P.); Series 2013 A, RB (Acquired 04/03/2013; Cost $308,057)(b)(c)	5.00%	06/30/2027	350	154,062
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2024-145A, RB	6.00%	10/01/2054	1,575	1,718,608
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2016, Ref. RB	5.00%	06/01/2036	1,000	1,009,140
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2039	1,840	1,719,806
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2031	$500	$504,958
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,007,417
				12,602,947
Puerto Rico–4.96%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	8,375	8,484,119
Series 2002, RB	5.63%	05/15/2043	7,645	7,764,903
PRHTA Custodial Trust; Series 2023, RB(b)	5.75%	12/06/2049	193	53,168
PRPBA Custodial Trust; Series 2022, RB(g)	0.00%	03/15/2049	278	3,347
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(g)	0.00%	07/01/2033	2,035	1,424,747
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	10,510	10,869,865
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	3,300	3,228,730
Subseries 2022, RN(g)	0.00%	11/01/2043	3,886	2,443,562
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - AGI)(d)	5.00%	07/01/2026	155	155,006
Series 2007 TT, RB (INS -NATL)(d)	5.00%	07/01/2026	165	165,006
Series 2007 TT, RB(b)	5.00%	07/01/2037	65	43,144
Series 2007 UU, Ref. RB (INS - AGI)(d)	5.00%	07/01/2026	1,435	1,435,053
Series 2007 VV, Ref. RB (INS -NATL)(d)	5.25%	07/01/2030	1,000	1,009,138
Series 2010 CCC, RB(b)	5.25%	07/01/2026	1,765	1,171,519
Series 2010 XX, RB(b)	5.25%	07/01/2027	250	165,937
Series 2010 ZZ, Ref. RB(b)	5.25%	07/01/2026	1,180	780,275
Puerto Rico (Commonwealth of) GDB Debt Recovery Authority; Series 2023, RB	7.50%	08/20/2040	3,748	3,590,607
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (AES Puerto Rico);
Series 2023 A, RB	6.63%	01/01/2027	596	594,233
Series 2023 A, RB	6.63%	01/01/2028	4,548	4,535,995
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGI)(d)	5.00%	08/01/2027	440	441,160
Series 2005 A, RB (INS - AGI)(d)	5.00%	08/01/2030	305	305,803
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2027	734	691,306
Series 2018 A-1, RB(g)	0.00%	07/01/2029	1,003	880,699
Series 2018 A-1, RB	4.50%	07/01/2034	8,408	8,407,625
Series 2018 A-1, RB	4.55%	07/01/2040	538	513,453
Series 2018 A-1, RB(g)	0.00%	07/01/2046	8,831	2,791,103
Series 2018 A-1, RB(g)	0.00%	07/01/2051	11,268	2,630,128
Series 2019 A-2, RB	4.54%	07/01/2053	163	140,588
Series 2019 A-2, RB	4.78%	07/01/2058	2,196	1,940,003
				66,660,222
Rhode Island–0.98%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	195	195,422
Rhode Island Housing & Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	80	80,192
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2040	4,445	4,413,540
Series 2015 B, Ref. RB	4.50%	06/01/2045	3,620	3,496,753
Series 2015 B, Ref. RB	5.00%	06/01/2050	5,175	4,975,712
				13,161,619
South Carolina–0.86%
Patriots Energy Group Financing Agency; Series 2023 A-1, RB(a)	5.25%	08/01/2031	2,500	2,664,776
South Carolina (State of) Jobs-Economic Development Authority (Beaufort Memorial Hospital & South of Broad Healthcare); Series 2024, RB	5.50%	11/15/2044	1,400	1,372,013
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Greer Preparatory Academy Project);
Series 2024, RB(e)	6.00%	06/15/2035	$1,310	$1,337,115
Series 2024, RB(e)	6.38%	06/15/2045	1,000	974,387
South Carolina (State of) Jobs-Economic Development Authority (Oceanside Collegiate Academy); Series 2024, Ref. RB(e)	5.00%	06/15/2044	2,790	2,538,024
South Carolina (State of) Jobs-Economic Development Authority (South Carolina SAVES Green Community Program - AAC East LLC) (Green Bonds); Series 2019, RB(e)	7.00%	05/01/2026	385	379,972
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2024 B, Ref. RB (INS - AGI)(d)	5.00%	12/01/2042	2,250	2,313,614
				11,579,901
Tennessee–2.49%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.00%	06/01/2027	2,590	2,511,049
Jackson (City of), TN; Series 2015, RB	5.00%	04/01/2030	2,890	2,891,753
Knox (County of), TN Health, Educational & Housing Facility Board (University Health); Series 2017, Ref. RB	5.00%	04/01/2036	2,605	2,615,839
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	350	258,249
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-01/31/2019; Cost $1,583,774)(b)(c)(e)	5.25%	04/01/2028	1,588	19,845
Nashville (City of), TN Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB(e)	4.50%	06/01/2028	685	693,655
Series 2018, RB(e)	5.13%	06/01/2036	1,600	1,608,967
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB(e)	5.38%	09/01/2041	705	604,967
Series 2013 A, Ref. RB(e)	5.50%	09/01/2047	200	167,557
Series 2016 A, Ref. RB(e)	5.00%	09/01/2031	3,000	2,800,591
Tennergy Corp.;
Series 2021 A, RB(a)	4.00%	09/01/2028	3,610	3,666,440
Series 2022 A, RB(a)	5.50%	12/01/2030	5,950	6,334,781
Tennessee Energy Acquisition Corp.; Series 2006 B, RB	5.63%	09/01/2026	9,150	9,320,985
				33,494,678
Texas–10.08%
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1); Series 2017, RB	4.25%	09/01/2027	135	135,656
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.);
Series 2023, RB(a)(e)(h)	4.88%	09/03/2025	1,000	1,000,059
Series 2024, RB(e)	4.50%	06/15/2044	1,660	1,455,564
Series 2024, RB(e)	4.75%	06/15/2049	1,830	1,591,030
Series 2025, Ref. RB(e)	5.63%	06/15/2045	2,000	1,971,024
Arlington Higher Education Finance Corp. (Cypress Christian School); Series 2024, RB(e)	5.00%	06/01/2033	3,790	3,864,738
Arlington Higher Education Finance Corp. (Great Hearts America - Texas); Series 2024, RB	4.50%	08/15/2039	1,500	1,423,747
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.00%	02/15/2031	2,290	2,163,203
Series 2021, Ref. RB	4.13%	02/15/2041	3,325	2,572,764
Arlington Higher Education Finance Corp. (Newman International Academy);
Series 2016, RB	5.38%	08/15/2036	3,835	3,410,251
Series 2021, RB	5.00%	08/15/2041	900	695,577
Arlington Higher Education Finance Corp. (Odyssey Academy, Inc.); Series 2023 A, RB(e)	5.25%	02/15/2033	1,950	1,862,140
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	315	316,231
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.15%	08/15/2029	1,140	1,147,758
Aubrey (City of), TX; Series 2025, RB(e)	4.63%	12/31/2035	500	492,109
Aurora (City of), IL; Series 2014, RB(f)	5.00%	11/15/2030	2,000	2,001,371
Austin (City of), TX; Series 2014, RB(f)	5.00%	11/15/2044	4,000	3,940,774
Bastrop (City of), TX; Series 2025, RB(e)	5.38%	09/01/2045	500	480,192
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation);
Series 2016, Ref. RB	5.00%	07/15/2026	$250	$251,406
Series 2016, Ref. RB	5.00%	07/15/2041	1,000	903,698
Series 2018, Ref. RB	5.00%	07/15/2026	1,170	1,176,580
Series 2018, Ref. RB	5.00%	07/15/2033	2,630	2,633,756
Boyd (City of), TX; Series 2025, RB(e)	5.63%	09/15/2045	700	697,721
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019, RB (Acquired 02/23/2022; Cost $400,919)(b)(c)(f)	7.00%	03/01/2039	385	96,250
Series 2019, RB (Acquired 05/27/2021-02/23/2022; Cost $2,172,209)(b)(c)(e)(f)	9.00%	03/01/2039	2,035	508,750
Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(e)(f)	3.63%	07/01/2026	3,800	3,685,084
Celina (City of), TX; Series 2025, RB(e)	5.38%	09/01/2045	500	472,791
Celina (City of), TX (Mosaic Public Improvement District Improvement Area No. 2); Series 2024, RB(e)	5.13%	09/01/2044	1,250	1,162,903
Crandall (City of), TX;
Series 2021, RB(e)	4.13%	09/15/2026	50	50,100
Series 2021, RB(e)	4.75%	09/15/2031	200	201,048
Series 2021, RB(e)	5.25%	09/15/2051	1,000	913,183
Crandall (City of), TX (River Ridge Public Improvement Disctrict Improvement Area #3); Series 2025, RB(e)	5.25%	09/15/2045	545	511,452
Decatur (City of), TX (Paloma Trails Public Improvement District Area No. 1); Series 2025, RB(e)	5.50%	09/15/2045	560	527,461
Gladieux Metals Recycling LLC;
IDR(k)	15.00%	05/08/2026	315	302,100
IDR(k)	15.00%	05/08/2026	315	282,470
Gulf Coast Industrial Development Authority; Series 1998, RB(f)	8.00%	04/01/2028	340	340,475
Houston (City of), TX;
Series 2011, Ref. RB(f)	6.50%	07/15/2030	1,245	1,248,168
Series 2014 D, Ref. RB	5.00%	11/15/2044	2,000	2,000,453
Series 2015 B-1, RB(f)	5.00%	07/15/2030	5,000	5,000,099
Series 2015 B-1, RB(f)	5.00%	07/15/2035	7,700	7,700,211
Series 2024 B, RB(f)	5.50%	07/15/2036	1,000	1,057,528
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(f)	5.00%	07/01/2029	1,230	1,230,024
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(f)	5.00%	07/15/2028	1,000	1,021,026
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	3.38%	10/01/2037	700	594,601
Laredo (City of), TX; Series 2024, RB	5.00%	03/01/2040	1,000	1,048,488
Lavon (City of), TX (Trails of Lavon Public Improvements District Projetcs); Series 2025, RB(e)	5.75%	09/15/2045	875	876,530
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB(b)	5.00%	02/15/2035	220	2,200
Mission Economic Development Corp. (Green Bonds); Series 2025, RB(a)(f)	5.00%	06/01/2030	2,125	2,160,736
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(e)(f)	4.63%	10/01/2031	7,500	7,492,181
New Hope Cultural Education Facilities Finance Corp.; Series 2025 A, RB	6.25%	10/01/2045	5,000	4,841,834
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	1,815	1,816,088
Series 2016, Ref. RB	5.00%	07/01/2036	3,950	3,950,500
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(e)	4.00%	08/15/2030	4,085	3,884,663
New Hope Cultural Education Facilities Finance Corp. (Forefront Living - Bella Vida); Series 2025, Ref. RB	4.25%	10/01/2030	3,000	3,011,290
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2021, Ref. RB(e)	4.00%	08/15/2027	1,040	1,043,261
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2025, RB	5.25%	07/01/2032	1,000	1,003,862
New Hope Cultural Education Facilities Finance Corp. (Legacy Preparatory Charter Academy); Series 2018 A, RB(e)	6.00%	08/15/2037	1,000	942,222
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2022, Ref. RB	4.00%	01/01/2032	1,500	1,400,593
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,165	1,031,414
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)); Series 2022, RB	5.50%	10/01/2027	860	860,446
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2039	1,000	922,245
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
North East Texas Regional Mobility Authority; Series 2016 A, RB	5.00%	01/01/2041	$1,000	$990,020
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2021, RB(e)(f)	2.50%	01/01/2030	2,150	1,992,073
Series 2021, RB(e)(f)	2.63%	01/01/2031	800	727,409
Princeton (City of), TX;
Series 2025, RB(e)	5.38%	09/01/2045	420	404,815
Series 2025, RB(e)	5.38%	09/01/2045	500	476,757
Providence Village (Town of), TX (Foree Ranch Public Improvement District Improvement Area No. 2); Series 2025, RB(e)	5.35%	09/01/2045	750	710,375
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	5.38%	09/15/2030	570	574,108
Seagoville (City of), TX; Series 2025, RB(e)	4.75%	09/15/2035	645	646,690
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 12/15/2016; Cost $1,011,589)(b)(c)	6.00%	02/15/2031	1,000	650,000
Series 2017, RB (Acquired 11/05/2019; Cost $3,271,528)(b)(c)	6.38%	02/15/2041	3,000	1,950,000
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children’s Medical Center); Series 2025, RB(l)	5.25%	12/01/2049	10,000	10,291,310
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas); Series 2008 A, VRD RB (LOC - Td Bank N.A.)(i)(j)	2.20%	10/01/2041	10,000	10,000,000
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	4.00%	11/15/2027	130	127,967
Series 2020, Ref. RB	6.25%	11/15/2031	1,000	979,150
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way (The)); Series 2024 A, RB	5.75%	12/01/2054	1,699	1,389,003
Travis County Development Authority (Longview 71 Public Improvement District Improvement Area No. 1); Series 2024, RB(e)	4.25%	09/01/2032	474	471,023
Travis County Development Authority (Turner’s Crossing Public Improvement District Improvement Area No. 1);
Series 2025, RB	5.00%	09/01/2044	700	655,013
Series 2025, RB	5.25%	09/01/2054	1,175	1,070,685
				135,488,477
Utah–2.90%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(e)	3.25%	03/01/2031	1,050	1,007,658
Series 2021 A, GO Bonds(e)	3.50%	03/01/2036	1,750	1,569,664
Firefly Public Infrastructure District No. 1 (Firefly Assessment Area No.1); Series 2024, RB(e)	5.63%	12/01/2043	1,939	1,879,640
Mida Golf and Equestrian Center Public Infrastructure District;
Series 2021, GO Bonds(e)	4.25%	06/01/2041	2,205	1,872,158
Series 2021, GO Bonds(e)	4.50%	06/01/2051	2,500	2,016,577
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(e)	4.25%	08/01/2035	1,645	1,610,318
Series 2020 A, RB(e)	4.50%	08/01/2040	1,205	1,142,761
Series 2024-2, RB(e)	5.50%	06/15/2039	2,250	2,226,427
Military Installation Development Authority; Series 2021 A-2, RB	4.00%	06/01/2041	1,250	1,071,140
Olympia Public Infrastructure District No. 1; Series 2024 A-2, RB(e)	5.13%	12/01/2029	4,000	4,048,613
Peaks Public Infrastructure District (Peaks Assessment Area); Series 2024, RB(e)	5.25%	12/01/2053	1,450	1,300,676
Point Phase 1 Public Infrastructure District No. 1; Series 2025 A-1, RB	5.88%	03/01/2045	5,500	5,508,297
Sienna Hills Public Infrastructure District No. 1; Series 2023 A, GO Bonds(e)	6.75%	07/01/2035	2,500	2,511,929
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah);
Series 2022, RB(e)	4.25%	06/15/2027	960	954,885
Series 2022, RB(e)	4.50%	06/15/2032	2,000	1,931,413
Series 2022, RB(e)	5.00%	06/15/2037	3,515	3,309,097
Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(e)	4.50%	06/15/2027	100	99,722
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy);
Series 2019 A, RB(e)	4.50%	06/15/2029	685	680,758
Series 2019 A, RB(e)	5.00%	06/15/2034	1,270	1,240,968
Wohali Public Infrastructure District No. 1 (Wohali Assessment Area #1); Series 2023, RB(e)	7.00%	12/01/2042	3,000	3,054,844
				39,037,545
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Vermont–0.13%
East Central Vermont Telecommunications District; Series 2020 A, RB(e)	4.00%	12/01/2030	$1,760	$1,724,533
Virginia–0.61%
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(e)	4.50%	09/01/2028	960	970,397
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(a)(e)(f)	5.00%	07/01/2038	2,310	2,162,639
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay);
Series 2023 B-3, RB	5.38%	09/01/2029	4,000	4,045,646
Series 2023, RB	7.00%	09/01/2059	1,000	1,078,500
				8,257,182
Washington–1.32%
Kalispel Tribe of Indians; Series 2018 B, RB(e)	5.00%	01/01/2032	600	613,694
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	65	65,023
King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(f)	5.75%	01/01/2028	5	5,021
King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,700	1,658,006
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(f)	5.00%	04/01/2030	6,475	6,475,033
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(e)	4.00%	07/01/2026	125	125,027
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(e)	5.00%	01/01/2036	1,755	1,758,683
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(e)	4.00%	07/01/2040	1,640	1,379,590
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	4.50%	07/01/2028	575	554,823
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(e)	5.00%	01/01/2039	2,500	2,442,564
Washington State Housing Finance Commission; Series 2025, RB (INS -BAM)(d)(e)	5.00%	07/01/2045	2,750	2,692,415
				17,769,879
West Virginia–0.71%
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(b)(e)(k)	5.75%	06/01/2042	1,000	688,490
Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre); Series 2023, Ref. RB(e)	5.75%	06/01/2043	875	895,543
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group);
Series 2015, Ref. RB	5.00%	07/01/2026	1,000	1,000,908
Series 2015, Ref. RB	4.00%	07/01/2035	190	167,679
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	4.50%	06/01/2027	1,340	1,350,137
West Virginia (State of) Economic Development Authority (Commercial Metals Co.); Series 2025, RB(a)(f)	4.63%	05/15/2032	5,000	4,920,208
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(b)(e)(f)	6.75%	02/01/2026	1,000	350,000
Series 2018, RB(b)(e)(f)	8.75%	02/01/2036	320	208,000
				9,580,965
Wisconsin–5.88%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	540	540,020
Series 2018 B, Ref. RB	3.75%	10/01/2029	175	173,788
Public Finance Authority; Series 2025, RB(e)(g)	0.00%	12/15/2033	5,110	3,006,312
Public Finance Authority (Milo Farms Project); Series 2025, RB(e)(g)	0.00%	12/15/2039	5,000	1,652,614
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,222,637
Series 2017, Ref. RB	5.00%	06/01/2037	2,770	2,643,848
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,000	958,178
Series 2019, Ref. RB	5.00%	11/01/2046	1,650	1,440,520
Wisconsin (State of) Health & Educational Facilities Authority (Dickson Hollow Phase II); Series 2024, RB	6.00%	10/01/2044	300	304,668
Wisconsin (State of) Health & Educational Facilities Authority (The Medical College of Wisconsin,Inc.); Series 2008, Ref. VRD RB (LOC - Td Bank N.A.)(i)(j)	2.25%	12/01/2033	2,000	2,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority;
Series 2022 B, RB(e)	7.00%	02/01/2028	$665	$666,435
Series 2022, RB(e)	5.38%	06/01/2037	670	640,354
Series 2023 A, Ref. RB(e)	5.75%	10/01/2043	1,775	1,762,024
Series 2024, RB(e)	12.00%	05/16/2029	1,315	1,485,552
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (Acquired 12/01/2017; Cost $2,000,000)(b)(c)(e)	6.25%	10/01/2031	2,000	200,000
Wisconsin (State of) Public Finance Authority (Alamance Community School); Series 2021 A, RB(e)	5.00%	06/15/2041	510	442,752
Wisconsin (State of) Public Finance Authority (Alpha Ranch); Series 2024, RB(e)(g)	0.00%	12/15/2038	5,000	2,251,712
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(e)	6.25%	08/01/2027	500	400,000
Series 2017, RB(e)	6.75%	08/01/2031	500	385,000
Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy);
Series 2021 A, RB(e)	4.25%	06/15/2031	550	511,689
Series 2021 A, RB(e)	5.00%	06/15/2041	615	512,327
Wisconsin (State of) Public Finance Authority (Campus Real Estate Holdings); Series 2025, Ref. RB	5.25%	06/01/2045	350	338,712
Wisconsin (State of) Public Finance Authority (Cincinnati Classical Academy);
Series 2024, RB(e)	5.38%	06/15/2039	250	243,940
Series 2024, RB(e)	5.70%	06/15/2044	400	382,018
Wisconsin (State of) Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	325	328,164
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(e)	6.13%	02/01/2039	4,200	4,110,980
Series 2022 A, RB(e)	6.13%	02/01/2039	4,175	4,086,510
Wisconsin (State of) Public Finance Authority (Indigo); Series 2023, RB(e)(g)	0.00%	12/01/2028	6,000	4,626,605
Wisconsin (State of) Public Finance Authority (KSU Bixby Real Estate Foundation, LLC ); Series 2025, RB	5.25%	06/15/2045	550	540,689
Wisconsin (State of) Public Finance Authority (Lariat); Series 2023, RB(e)(g)	0.00%	09/01/2029	2,225	1,670,684
Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	1,045	1,044,991
Wisconsin (State of) Public Finance Authority (Mater Academy of Nevada - East Las Vegas Campus);
Series 2024, RB(e)	5.00%	12/15/2034	825	832,279
Series 2024, RB(e)	5.00%	12/15/2039	700	665,524
Wisconsin (State of) Public Finance Authority (Miami Worldcenter); Series 2024 A, RB(e)	5.00%	06/01/2041	2,300	2,249,399
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB(f)	7.25%	06/01/2035	3,800	4,000,941
Series 2017, Ref. RB(e)(f)	7.13%	06/01/2041	145	150,929
Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.); Series 2021 A, Ref. RB	3.75%	07/01/2031	2,965	2,801,421
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(e)	5.00%	06/15/2039	440	416,488
Series 2019, RB(e)	5.00%	06/15/2049	540	473,557
Wisconsin (State of) Public Finance Authority (Pinecrest Academy of Nevada - Sloan Canyon Campus); Series 2024, Ref. RB(e)	4.00%	07/15/2039	750	663,199
Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB(e)	5.50%	01/01/2031	5,375	4,579,190
Series 2021 A, RB(e)	6.50%	01/01/2041	3,110	2,264,809
Wisconsin (State of) Public Finance Authority (Quality Education Academy); Series 2023, RB(e)	6.00%	07/15/2043	690	700,910
Wisconsin (State of) Public Finance Authority (Rans-Bridgewater); Series 2024, RB(e)	5.63%	12/15/2030	4,191	4,198,028
Wisconsin (State of) Public Finance Authority (Rans-Elevon); Series 2024, RB(e)	5.00%	07/15/2030	1,762	1,766,764
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016, Ref. RB	5.00%	06/01/2040	3,500	3,501,365
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2022, RB(e)(h)	4.00%	04/01/2032	10	10,380
Wisconsin (State of) Public Finance Authority (Signorelli); Series 2024, RB(e)	5.38%	12/15/2032	4,278	4,278,152
Wisconsin (State of) Public Finance Authority (Town of Scarborough - The Downs); Series 2024, RB	5.00%	08/01/2039	1,550	1,500,852
Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(e)	4.50%	06/15/2032	500	506,595
Wisconsin (State of) Public Finance Authority (Wakemed Hospital); Series 2019 A, Ref. RB	5.00%	10/01/2044	3,000	2,939,692
				79,074,197
Total Municipal Obligations (Cost $1,360,030,820)				1,315,131,622
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco Short Duration High Yield Municipal Fund

			Shares	Value
Exchange-Traded Funds–0.06%
Invesco Rochester High Yield Municipal ETF (Cost $872,610)(m)			17,000	$844,625
	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–0.01%
California–0.01%
CalPlant I LLC; Exit Facility(e)(k)	15.00%	02/28/2027	$770	151,086
Puerto Rico–0.00%
AES Puerto Rico, Inc.(k)	12.50%	03/04/2026	33	32,371
Total U.S. Dollar Denominated Bonds & Notes (Cost $803,194)				183,457
			Shares
Common Stocks & Other Equity Interests–0.00%
Resolute Forest Products, Inc. (Cost $9,595)(k)			6,757	0

Preferred Stocks–0.00%
AES Puerto Rico, Inc., Pfd. (Cost $0)(g)(k)			100,023	0
TOTAL INVESTMENTS IN SECURITIES(n)–97.88% (Cost $1,361,716,219)				1,316,159,704
FLOATING RATE NOTE OBLIGATIONS–(0.57)%
Note with an interest and fee rate of 2.53% at 08/31/2025 and a contractual maturity of collateral of 12/01/2049 (See Note 1)(o)				(7,665,000)
OTHER ASSETS LESS LIABILITIES–2.69%				36,147,095
NET ASSETS–100.00%				$1,344,641,799
Investment Abbreviations:
AGI	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
ETF	– Exchange-Traded Fund
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand
Wts.	– Warrants
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco Short Duration High Yield Municipal Fund

Notes to Schedule of Investments:
(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2025 was $9,406,346, which represented less than 1% of the Fund’s Net Assets.

(c)	Restricted security. The aggregate value of these securities at August 31, 2025 was $18,218,365, which represented 1.35% of the Fund’s Net Assets.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $458,304,062, which represented 34.08% of the Fund’s Net Assets.

(f)	Security subject to the alternative minimum tax.
(g)	Zero coupon bond issued at a discount.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2025.

(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(m)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2025	Dividend Income
Invesco Rochester High Yield Municipal ETF*	$873,372	$-	$-	$(28,747)	$-	$844,625	$38,167

*	Effective February 24, 2025, the underlying fund’s name changed.

(n)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)
Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2025. At August 31, 2025, the
Fund’s investments with a value of $10,291,310 are held by TOB Trusts and serve as collateral for the $7,665,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $1,360,843,609)	$1,315,315,079
Investments in affiliates, at value (Cost $872,610)	844,625
Cash	7,295,902
Receivable for:
Investments sold	2,262,245
Fund shares sold	2,437,006
Interest	20,669,495
Investments matured, at value (Cost $16,788,101)	8,630,489
Investment for trustee deferred compensation and retirement plans	94,449
Other assets	182,081
Total assets	1,357,731,371
Liabilities:
Floating rate note obligations	7,665,000
Payable for:
Investments purchased	1,958,920
Dividends	1,876,256
Fund shares reacquired	999,593
Due to broker	1,005
Accrued fees to affiliates	394,419
Accrued interest expense	14,648
Accrued trustees’ and officers’ fees and benefits	4,212
Accrued other operating expenses	81,070
Trustee deferred compensation and retirement plans	94,449
Total liabilities	13,089,572
Net assets applicable to shares outstanding	$1,344,641,799
Net assets consist of:
Shares of beneficial interest	$1,916,570,777
Distributable earnings (loss)	(571,928,978)
$1,344,641,799
Net Assets:
Class A	$738,874,740
Class C	$27,621,263
Class Y	$543,769,997
Class R5	$9,325
Class R6	$34,366,474
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	79,969,903
Class C	2,992,978
Class Y	58,821,917
Class R5	1,001
Class R6	3,717,301
Class A:
Net asset value per share	$9.24
Maximum offering price per share (Net asset value of $9.24 ÷ 97.50%)	$9.48
Class C:
Net asset value and offering price per share	$9.23
Class Y:
Net asset value and offering price per share	$9.24
Class R5:
Net asset value and offering price per share	$9.32
Class R6:
Net asset value and offering price per share	$9.25
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco Short Duration High Yield Municipal Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$63,702,755
Dividends from affiliates	38,167
Total investment income	63,740,922
Expenses:
Advisory fees	5,034,243
Administrative services fees	175,220
Custodian fees	11,761
Distribution fees:
Class A	1,800,906
Class C	317,534
Interest, facilities and maintenance fees	994,625
Transfer agent fees — A, C and Y	826,936
Transfer agent fees — R5	1
Transfer agent fees — R6	5,489
Trustees’ and officers’ fees and benefits	30,560
Registration and filing fees	137,526
Reports to shareholders	77,605
Professional services fees	193,660
Other	24,066
Total expenses	9,630,132
Less: Fees waived and/or expense offset arrangement(s)	(9,555)
Net expenses	9,620,577
Net investment income	54,120,345
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(601,906))	(11,183,454)
Futures contracts	(1,347,131)
(12,530,585)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(26,280,406)
Affiliated investment securities	(28,747)
(26,309,153)
Net realized and unrealized gain (loss)	(38,839,738)
Net increase in net assets resulting from operations	$15,280,607
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$54,120,345	$54,390,325
Net realized gain (loss)	(12,530,585)	(13,009,800)
Change in net unrealized appreciation (depreciation)	(26,309,153)	58,719,261
Net increase in net assets resulting from operations	15,280,607	100,099,786
Distributions to shareholders from distributable earnings:
Class A	(31,980,099)	(30,048,279)
Class C	(1,155,325)	(1,499,517)
Class Y	(21,454,831)	(18,131,043)
Class R5	(449)	(412)
Class R6	(1,663,928)	(1,438,598)
Total distributions from distributable earnings	(56,254,632)	(51,117,849)
Share transactions–net:
Class A	47,878,993	(98,445,773)
Class C	(7,881,616)	(20,598,794)
Class Y	142,438,636	(15,021,898)
Class R5	—	(33)
Class R6	2,781,213	(3,369,282)
Net increase (decrease) in net assets resulting from share transactions	185,217,226	(137,435,780)
Net increase (decrease) in net assets	144,243,201	(88,453,843)
Net assets:
Beginning of year	1,200,398,598	1,288,852,441
End of year	$1,344,641,799	$1,200,398,598
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24
Invesco Short Duration High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$9.55	$0.40	$(0.30)	$0.10	$(0.41)	$9.24	1.10%	$738,875	0.85%	0.85%	0.77%	4.23%	29%
Year ended 08/31/24	9.18	0.40	0.35	0.75	(0.38)	9.55	8.33	714,628	0.90	0.90	0.81	4.32	29
Year ended 08/31/23	9.58	0.36	(0.41)	(0.05)	(0.35)	9.18	(0.54)	784,122	0.91	0.91	0.81	3.86	33
Year ended 08/31/22	10.67	0.32	(1.06)	(0.74)	(0.35)	9.58	(7.07)	914,354	0.84	0.84	0.77	3.13	26
Year ended 08/31/21	10.17	0.34	0.51	0.85	(0.35)	10.67	8.50	933,441	0.86	0.86	0.79	3.25	19
Class C
Year ended 08/31/25	9.54	0.33	(0.30)	0.03	(0.34)	9.23	0.34	27,621	1.60	1.60	1.52	3.48	29
Year ended 08/31/24	9.17	0.33	0.35	0.68	(0.31)	9.54	7.53	36,507	1.65	1.65	1.56	3.57	29
Year ended 08/31/23	9.56	0.29	(0.40)	(0.11)	(0.28)	9.17	(1.19)	55,464	1.66	1.66	1.56	3.11	33
Year ended 08/31/22	10.65	0.24	(1.06)	(0.82)	(0.27)	9.56	(7.79)	76,878	1.59	1.59	1.52	2.38	26
Year ended 08/31/21	10.16	0.26	0.50	0.76	(0.27)	10.65	7.60	92,982	1.61	1.61	1.54	2.50	19
Class Y
Year ended 08/31/25	9.55	0.42	(0.29)	0.13	(0.44)	9.24	1.36	543,770	0.60	0.60	0.52	4.48	29
Year ended 08/31/24	9.19	0.42	0.34	0.76	(0.40)	9.55	8.48	416,348	0.65	0.65	0.56	4.57	29
Year ended 08/31/23	9.58	0.38	(0.40)	(0.02)	(0.37)	9.19	(0.18)	414,180	0.66	0.66	0.56	4.11	33
Year ended 08/31/22	10.67	0.34	(1.06)	(0.72)	(0.37)	9.58	(6.84)	497,651	0.59	0.59	0.52	3.38	26
Year ended 08/31/21	10.18	0.37	0.50	0.87	(0.38)	10.67	8.66	365,892	0.61	0.61	0.54	3.50	19
Class R5
Year ended 08/31/25	9.63	0.43	(0.29)	0.14	(0.45)	9.32	1.46	9	0.55	0.55	0.47	4.53	29
Year ended 08/31/24	9.25	0.44	0.35	0.79	(0.41)	9.63	8.73	10	0.58	0.58	0.49	4.64	29
Year ended 08/31/23	9.60	0.39	(0.37)	0.02	(0.37)	9.25	0.25	9	0.68	0.68	0.58	4.10	33
Year ended 08/31/22	10.70	0.35	(1.08)	(0.73)	(0.37)	9.60	(6.93)	9,800	0.62	0.62	0.55	3.35	26
Year ended 08/31/21	10.20	0.37	0.51	0.88	(0.38)	10.70	8.78	14,437	0.61	0.61	0.54	3.50	19
Class R6
Year ended 08/31/25	9.56	0.43	(0.29)	0.14	(0.45)	9.25	1.44	34,366	0.55	0.55	0.47	4.53	29
Year ended 08/31/24	9.19	0.43	0.35	0.78	(0.41)	9.56	8.68	32,907	0.58	0.58	0.50	4.64	29
Year ended 08/31/23	9.59	0.39	(0.41)	(0.02)	(0.38)	9.19	(0.22)	35,077	0.60	0.60	0.50	4.18	33
Year ended 08/31/22	10.68	0.35	(1.06)	(0.71)	(0.38)	9.59	(6.77)	30,929	0.53	0.53	0.46	3.44	26
Year ended 08/31/21	10.19	0.37	0.51	0.88	(0.39)	10.68	8.73	20,121	0.54	0.54	0.47	3.57	19

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25
Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
26
Invesco Short Duration High Yield Municipal Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
27
Invesco Short Duration High Yield Municipal Fund

K.
Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities and their affiliates from sponsoring and/or providing certain services for existing TOB Trusts, which constitute "covered funds" under the Volcker Rule. As a result of the Volcker Rule, the Fund, as holder of inverse floating rate securities, is required to perform certain duties in connection with TOB financing transactions previously performed by banking entities. These duties may alternatively be performed by a non-bank third-party service provider. The Fund’s expanded role may increase its operational and regulatory risk.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”), which apply to TOB financing transactions and TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB financing transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that TOB financing transactions will continue to be a viable or cost-effective form of leverage. The unavailability of TOB financing transactions or an increase in the cost of financing provided by TOB transactions may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
L.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.
Other Risks - The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
28
Invesco Short Duration High Yield Municipal Fund

Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $100 million	0.483%
Next $150 million	0.433%
Next $250 million	0.408%
Next $4.5 billion	0.383%
Next $5 billion	0.373%
Over $10 billion	0.353%
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.40%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments.
For the year ended August 31, 2025, the Adviser waived advisory fees of $3,385.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $15,050 in front-end sales commissions from the sale of Class A shares and $50,936 and $1,574 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
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Invesco Short Duration High Yield Municipal Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,313,858,562	$1,273,060	$1,315,131,622
Exchange-Traded Funds	844,625	—	—	844,625
U.S. Dollar Denominated Bonds & Notes	—	—	183,457	183,457
Common Stocks & Other Equity Interests	—	—	0	0
Preferred Stocks	—	—	0	0
Total Investments in Securities	844,625	1,313,858,562	1,456,517	1,316,159,704
Other Investments - Assets
Investments Matured	—	8,580,454	50,035	8,630,489
Total Investments	$844,625	$1,322,439,016	$1,506,552	$1,324,790,193
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(1,347,131)
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$41,763,708

NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2025, the Fund engaged in securities purchases of $102,281,001 and securities sales of $74,446,193, which resulted in net realized gains (losses) of $(601,906).
30
Invesco Short Duration High Yield Municipal Fund

NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,170.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances and Borrowings
Effective February 20, 2025, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.5 billion, collectively by certain Invesco Funds, and which will expire on February 19, 2026. Prior to February 20, 2025, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended August 31, 2025, the Fund did not borrow under this agreement.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2025 were $5,334,615 and 8.99%, respectively.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,369,491	$1,769,014
Ordinary income-tax-exempt	54,885,141	49,348,835
Total distributions	$56,254,632	$51,117,849

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed tax-exempt income	$10,697,390
Net unrealized appreciation (depreciation) — investments	(56,788,828)
Temporary book/tax differences	(80,775)
Capital loss carryforward	(525,756,765)
Shares of beneficial interest	1,916,570,777
Total net assets	$1,344,641,799
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$70,069,521	$455,687,244	$525,756,765
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
31
Invesco Short Duration High Yield Municipal Fund

NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $499,229,712 and $348,391,683, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$16,673,810
Aggregate unrealized (depreciation) of investments	(73,462,638)
Net unrealized appreciation (depreciation) of investments	$(56,788,828)
Cost of investments for tax purposes is $1,381,579,021.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts,defaulted bonds and amortization and accretion on debt securities, on August 31, 2025, undistributed net investment income was increased by $2,326,072 and undistributed net realized gain (loss) was decreased by $2,326,072. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	26,818,790	$251,600,022	20,106,640	$185,963,897
Class C	1,017,600	9,523,299	622,719	5,722,821
Class Y	32,348,710	302,717,908	31,396,999	287,911,534
Class R6	3,410,051	31,935,595	1,880,536	17,496,690
Issued as reinvestment of dividends:
Class A	2,187,559	20,579,004	2,031,706	18,899,754
Class C	86,004	809,132	114,788	1,064,983
Class Y	1,460,676	13,736,667	1,140,961	10,635,855
Class R6	123,410	1,163,157	106,861	995,967
Automatic conversion of Class C shares to Class A shares:
Class A	898,025	8,456,636	914,726	8,512,056
Class C	(899,145)	(8,456,636)	(915,903)	(8,512,056)
Reacquired:
Class A	(24,773,979)	(232,756,669)	(33,603,967)	(311,821,480)
Class C	(1,039,425)	(9,757,411)	(2,041,197)	(18,874,542)
Class Y	(18,563,250)	(174,015,939)	(34,040,570)	(313,569,287)
Class R5	-	-	(3)	(33)
Class R6	(3,258,530)	(30,317,539)	(2,360,067)	(21,861,939)
Net increase (decrease) in share activity	19,816,496	$185,217,226	(14,645,771)	$(137,435,780)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

32
Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian, portfolio company investees and brokers; when replies were not received from the portfolio company investee, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
33
Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year  and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the first quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.
34
Invesco Short Duration High Yield Municipal Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
35
Invesco Short Duration High Yield Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%
Tax-Exempt Interest Dividends*	97.57%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
36
Invesco Short Duration High Yield Municipal Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
37
Invesco Short Duration High Yield Municipal Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
SDHYM-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco Short Term Municipal Fund
Nasdaq:
A: ORSTX ■ Y: ORSYX ■ R6: STMUX

2	Schedule of Investments
20	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Approval of Investment Advisory and Sub-Advisory Contracts
33	Tax Information
34	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.20%
Alabama–2.86%
Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, Revenue Wts. (INS -SGI)(a)	4.38%	06/01/2028	$10	$10,009
Black Belt Energy Gas District (The); Series 2024 A, RB(b)	5.25%	09/01/2032	1,585	1,677,688
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	20,675	20,709,310
Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(b)	4.00%	10/01/2026	5,000	5,035,684
Black Belt Energy Gas District (The) (No. 7); Series 2021, RB(b)	4.00%	12/01/2026	8,820	8,911,964
Mobile (City of), AL Industrial Development Board (Alabama Power Co. Barry Plant); Series 2008, RB(b)	3.30%	03/12/2026	3,500	3,509,342
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(c)(d)	2.80%	02/01/2028	5,000	5,000,000
				44,853,997
Alaska–0.23%
Alaska (State of) International Airports System; Series 2025 A, Ref. RB	5.00%	10/01/2026	510	523,803
Alaska Housing Finance Corp.; Series 2025 A, Ref. RB	5.00%	12/01/2029	2,000	2,179,497
Northern Tobacco Securitization Corp.; Series 2021 B-1, Ref. RB	4.00%	06/01/2050	965	904,469
				3,607,769
Arizona–3.00%
Arizona (State of) Game & Fish Department & Commission (AGF Administration Building); Series 2006, RB	5.00%	07/01/2032	105	105,151
Arizona (State of) Industrial Development Authority; Series 2024, RB(b)	5.00%	09/01/2026	1,000	1,020,505
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2023, RB	5.00%	11/01/2028	1,500	1,580,095
Arizona (State of) Industrial Development Authority (Unity at West Glendale); Series 2024, RB(b)	5.00%	09/01/2026	1,100	1,116,211
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022-1, RB(b)(e)	5.00%	09/01/2027	10,000	10,193,511
Glendale (City of), AZ;
Series 2025, Ref. RB	5.00%	07/01/2026	1,500	1,532,370
Series 2025, Ref. RB	5.00%	07/01/2031	2,000	2,249,839
La Paz (County of), AZ Industrial Development Authority (Kilgore); Series 2025, RB(c)(f)	0.00%	12/15/2034	1,000	528,870
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2016, Ref. RB	5.00%	01/01/2034	4,935	5,038,461
Maricopa County Unified School District No. 69 Paradise Valley; Series 2025 A, GO Bonds	5.00%	07/01/2026	1,000	1,022,831
Maricopa County Union High School District No. 210-Phoenix (2023); Series 2025 B, GO Bonds	5.00%	07/01/2027	1,000	1,048,673
Phoenix (City of), AZ Industrial Development Authority (Broadway Farms); Series 2025, RB(b)	3.10%	02/01/2028	4,000	4,018,115
Phoenix Civic Improvement Corp.;
Series 2014 B, Ref. RB	5.00%	07/01/2027	2,565	2,569,485
Series 2017, Ref. RB	5.00%	07/01/2038	5,145	5,193,092
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(c)	5.00%	09/01/2026	25	25,059
Pima (County of), AZ Industrial Development Authority (Leading Edge Academy Maricopa); Series 2015, RB(b)(c)(g)	6.25%	12/01/2025	4,820	4,858,733
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	120	117,833
Pinal (county of), AZ; Series 2025, Ref. RB (INS -BAM)(a)	5.00%	08/01/2031	1,100	1,236,354
Pinal County Electric District No. 3; Series 2016, Ref. RB	5.00%	07/01/2035	1,100	1,114,883
Sun Devil Energy Center LLC (Arizona State University);
Series 2008, Ref. RB	5.00%	07/01/2027	100	100,160
Series 2008, Ref. RB	5.00%	07/01/2030	155	155,237
University of Arizona Board of Regents; Series 2015 D, RB(b)(g)	5.00%	09/17/2025	1,450	1,451,680
Yuma (City of), AZ Industrial Development Authority (Yuma Regional Medical Center); Series 2024, Ref. RB	5.00%	08/01/2035	500	549,022
Yuma County Library District; Series 2025, Ref. GO Bonds	5.00%	07/01/2027	285	297,825
				47,123,995
Arkansas–0.07%
Fort Smith (City of), AR; Series 2015, Ref. RB	5.00%	10/01/2030	1,130	1,131,750
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–2.52%
California (State of);
Series 2012, Ref. GO Bonds	5.00%	09/01/2025	$10	$10,000
Series 2013, Ref. GO Bonds	5.00%	10/01/2026	5	5,010
Series 2014, Ref. GO Bonds	5.00%	10/01/2034	145	145,184
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds); Series 2023, RB(b)	5.25%	04/01/2030	2,945	3,153,843
California (State of) Health Facilities Financing Authority; Series 2024 A, RB	3.85%	11/15/2027	1,850	1,851,735
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,285	1,343,180
Series 2018 A, RB	5.00%	11/15/2032	1,630	1,703,800
California (State of) Housing Finance Agency (Social Certificates);
Series 2021-2A, Revenue Ctfs. (CEP - FHLMC)	3.75%	03/25/2035	3,782	3,781,969
Series 2023-1, RB	4.38%	09/20/2036	2,450	2,460,148
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail) (Green Bonds); Series 2025 B, Ref. RB(b)(c)(e)	9.50%	01/01/2035	2,000	1,839,077
California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2022 A, RB(b)(e)	4.13%	10/01/2025	5,000	5,000,512
California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS -NATL)(a)	4.50%	10/01/2026	170	170,278
East Side Union High School District (Election of 2016); Series 2025 D, GO Bonds	5.00%	08/01/2027	4,000	4,213,748
Howell Mountain Elementary School District (Election of 2005); Series 2007, GO Bonds (INS - AGI)(a)(f)	0.00%	08/01/2027	345	325,994
Imperial Irrigation District; Series 2012 A, Ref. RB	5.00%	11/01/2027	225	225,442
Long Beach Unified School District;
Series 2012, Ref. GO Bonds	5.00%	08/01/2028	775	778,795
Series 2012, Ref. GO Bonds	5.00%	08/01/2029	100	100,489
Los Angeles (City of), CA; Series 2025, RN	5.00%	06/25/2026	2,000	2,048,346
Northern California Energy Authority; Series 2024, Ref. RB(b)	5.00%	08/01/2030	3,600	3,840,700
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	590	553,095
Pasadena (City of), CA; Series 2015 A, Ref. COP	5.00%	02/01/2031	1,000	1,001,292
Peninsula Corridor Joint Powers Board; Series 2019 A, Ref. RB	5.00%	10/01/2044	1,285	1,292,093
San Jose (City of), CA; Series 2017 B, Ref. RB	5.00%	03/01/2042	3,730	3,751,887
				39,596,617
Colorado–1.61%
Adams & Arapahoe Joint School District No. 28J Aurora; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2032	2,700	2,767,688
Colorado (State of) Department of Transportation; Series 2016, COP	5.00%	06/15/2035	1,330	1,347,346
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB (Acquired 12/15/2021; Cost $1,000,000)(h)	2.13%	05/15/2028	1,000	973,037
Colorado (State of) Regional Transportation District (Fastracks);
Series 2016 A, RB	5.00%	11/01/2036	2,715	2,760,789
Series 2017 A, RB	5.00%	11/01/2033	1,000	1,022,734
Series 2017 A, RB	5.00%	11/01/2036	2,940	2,989,584
Denver City & County School District No. 1;
Series 2025 A, GO Bonds	5.00%	12/01/2026	1,000	1,033,014
Series 2025 A, GO Bonds	5.25%	12/01/2036	1,500	1,712,046
Fort Collins Urban Renewal Authority;
Series 2025, Ref. RB	5.00%	12/01/2026	765	784,983
Series 2025, Ref. RB	5.00%	12/01/2028	1,180	1,256,530
Larimer County School District No. R-1 Poudre; Series 2018, GO Bonds	5.00%	12/15/2040	2,660	2,708,865
Rio Blanco County School District No. Re-1 Meeker; Series 2014, Ref. GO Bonds	4.50%	12/01/2025	1,685	1,686,884
St. Vrain Valley School District Re-1J (Boulder, Larimer & Weld Counties and the City and County of Broomfield); Series 2024, GO Bonds	5.00%	12/15/2025	1,000	1,006,757
Weld County School District No. Re-1; Series 2017, GO Bonds (INS - AGI)(a)	5.00%	12/15/2031	1,500	1,539,731
Weld County School District No. RE-7 Platte Valley; Series 2024, GO Bonds	5.00%	12/01/2025	1,735	1,745,611
				25,335,599
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–1.27%
Connecticut (State of);
Series 2016 E, GO Bonds	5.00%	10/15/2034	$3,280	$3,341,082
Series 2025 A, GO Bonds	5.00%	03/15/2026	2,000	2,027,464
Series 2025 A, GO Bonds	5.00%	03/15/2027	3,125	3,250,504
Connecticut (State of) (Transportation Infrastructure); Series 2015 A, RB	5.00%	08/01/2028	1,980	1,983,739
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);
Series 2014 E, RB	5.00%	07/01/2026	1,000	1,003,399
Series 2014 E, RB	5.00%	07/01/2027	1,265	1,268,997
Connecticut (State of) Health & Educational Facilities Authority (Yale University); Series 2025, RB(b)	5.00%	07/01/2030	5,000	5,546,234
Connecticut (State of) Housing Finance Authority (Green Bonds); Series 2024, RB(b)	3.35%	05/15/2027	1,500	1,501,272
				19,922,691
Delaware–0.27%
Delaware (State of) Economic Development Authority; Series 2020, Ref. RB(b)	1.25%	10/01/2025	4,250	4,238,393
District of Columbia–1.85%
District of Columbia;
Series 2012, RB	5.00%	12/01/2026	100	100,180
Series 2023 A, GO Bonds	5.00%	01/01/2037	3,000	3,245,678
Series 2025 A, Ref. RB	5.00%	06/01/2027	3,000	3,138,748
District of Columbia (Children’s Hospital Obligated Group);
Series 2015, Ref. RB	5.00%	07/15/2032	1,000	1,006,152
Series 2015, Ref. RB	5.00%	07/15/2040	3,190	3,194,379
District of Columbia Housing Finance Agency; Series 2025 A-2, RB(b)	3.60%	09/01/2030	2,000	2,004,928
Metropolitan Washington Airports Authority; Series 2010 D, VRD RB (LOC - Td Bank N.A.)(d)(i)	2.68%	10/01/2040	10,000	10,000,000
Washington Metropolitan Area Transit Authority;
Series 2017 B, RB	5.00%	07/01/2031	1,110	1,152,735
Series 2017 B, RB	5.00%	07/01/2035	1,400	1,434,758
Series 2017 B, RB	5.00%	07/01/2042	3,750	3,781,184
				29,058,742
Florida–8.81%
Alachua (County of), FL Housing Finance Authority (Woodland Park II); Series 2025 B, RB(b)(c)	4.90%	07/01/2028	500	505,725
Board of Governors of Florida Atlantic University; Series 2016 A, Ref. RB	5.00%	07/01/2031	1,000	1,014,582
Broward (County of), FL;
Series 2013 B, RB	5.00%	10/01/2026	260	260,477
Series 2015 A, Ref. RB	5.00%	10/01/2028	3,895	3,902,795
Broward (County of), FL School Board; Series 2016 A, Ref. COP	5.00%	07/01/2032	4,135	4,206,300
Capital Trust Agency, Inc. (UF Health Projects); Series 2025 A, Ref. RB	5.00%	12/01/2030	7,700	8,389,155
Central Florida Expressway Authority;
Series 2016 B, Ref. RB(b)(g)	5.00%	07/01/2026	3,005	3,068,346
Series 2017, Ref. RB	5.00%	07/01/2038	1,535	1,554,866
Series 2017, Ref. RB	5.00%	07/01/2039	2,020	2,036,979
Duval County (County of), FL School Board; Series 2025 A, Ref. COP (INS - AGI)(a)	5.00%	07/01/2028	1,250	1,338,079
Escambia (County of), FL School Board;
Series 2025 A, COP	5.00%	02/01/2028	250	265,062
Series 2025 A, COP	5.00%	02/01/2030	675	746,678
Florida (State of) Board of Governors (University of North Florida); Series 2023 A, RB	5.00%	11/01/2025	1,270	1,274,537
Florida (State of) Municipal Loan Council (Shingle Creek Transit & Utility Community Development District); Series 2024, RB(e)	4.50%	05/01/2031	230	233,279
Florida (State of) Municipal Power Agency;
Series 2015, RB(b)(g)	5.00%	10/01/2025	1,930	1,933,752
Series 2016 A, Ref. RB	5.00%	10/01/2027	2,385	2,448,706
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2024, Ref. RB(e)	5.00%	07/01/2035	1,000	827,159
Florida Development Finance Corp. (Brightline Florida Passenger Rail); Series 2024, Ref. RB(e)	5.00%	07/01/2037	3,000	2,478,779
Florida Housing Finance Corp.; Series 2024 3, RB (CEP - GNMA)	6.25%	01/01/2055	1,610	1,772,160
Florida Housing Finance Corp. (Social Bonds); Series 2022-3, RB (CEP - GNMA)	5.50%	01/01/2054	3,710	3,907,500
Florida Municipal Power Agency; Series 2025, Ref. RB	5.00%	10/01/2030	1,500	1,666,068
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Gainesville (City of), FL; Series 2017 A, RB	5.00%	10/01/2031	$1,265	$1,318,903
Greater Orlando Aviation Authority;
Series 2016 B, RB(b)(g)	5.00%	10/01/2026	210	215,797
Series 2016 B, RB	5.00%	10/01/2039	2,165	2,180,871
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 F, RB	5.00%	10/01/2043	1,305	1,317,249
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System); Series 2024 C, Ref. RB	5.00%	11/15/2034	6,000	6,737,537
Hillsborough (County of), FL School Board (Master Lease Program); Series 2015 A, Ref. COP	5.00%	07/01/2030	2,330	2,333,895
JEA Electric System;
Series 2017 B, Ref. RB	5.00%	10/01/2032	3,410	3,542,276
Series 2017 B, Ref. RB	5.00%	10/01/2033	4,000	4,140,635
JEA Water & Sewer System; Series 2025 A, Ref. RB	5.00%	10/01/2025	1,800	1,803,692
Lee (County of), FL Housing Finance Authority; Series 2025 B, RB(b)	3.13%	10/01/2028	1,000	1,006,687
Lee (County of), FL Housing Finance Authority (Aria Landings); Series 2023 B, RB(b)(c)	5.50%	07/01/2026	4,150	4,156,427
Lee (County of), FL Industrial Development Authority (Shell Point Obligated Group); Series 2024 B-3, RB	4.13%	11/15/2029	1,155	1,164,752
Lee County School Board (The); Series 2016 A, COP	5.00%	08/01/2035	1,000	1,018,878
Miami (City of) & Dade (County of), FL School Board (The);
Series 2015 D, Ref. COP	5.00%	02/01/2034	2,220	2,237,582
Series 2016 A, Ref. COP	5.00%	05/01/2032	3,295	3,339,408
Series 2025 A, Ref. COP	5.00%	05/01/2028	5,000	5,309,789
Series 2025, Ref. COP	5.00%	05/01/2026	3,000	3,046,829
Miami-Dade (County of), FL; Series 2014, RB	5.00%	10/01/2032	1,160	1,161,080
Miami-Dade (County of), FL Expressway Authority;
Series 2010 A, RB	5.00%	07/01/2040	10,000	9,981,883
Series 2016 A, Ref. RB	5.00%	07/01/2032	2,000	2,031,180
Miami-Dade (County of), FL Housing Finance Authority (Amber Station); Series 2025 A, RB(b)	3.25%	08/01/2029	3,000	3,022,707
Miami-Dade (County of), FL Housing Finance Authority (Running Brooks Apartments); Series 2023, RB(b)	3.55%	01/01/2026	1,525	1,527,725
Orlando (City of), FL Utilities Commission; Series 2025 A, RB	5.00%	10/01/2036	1,000	1,114,455
Osceola (County of), FL; Series 2016 A, Ref. RB	5.00%	10/01/2030	1,000	1,001,697
Palm Beach County School District; Series 2025 A, Ref. COP	5.00%	08/01/2029	1,250	1,369,292
Peace River Manasota Regional Water Supply Authority; Series 2025 A, RB	5.00%	10/01/2037	1,725	1,872,060
Seminole (County of), FL;
Series 2025 A, Ref. RB	5.00%	10/01/2030	1,000	1,115,244
Series 2025, RB	5.00%	10/01/2027	1,300	1,367,584
Series 2025, RB	5.00%	10/01/2028	1,500	1,613,921
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group); Series 2025, RB(b)	5.00%	08/15/2030	7,000	7,558,463
St. Johns (County of), FL Housing Finance Authority (Oaks at St. John); Series 2023 B, RB(b)(c)	5.50%	12/01/2026	6,000	6,010,403
Tallahassee (City of), FL; Series 2017, Ref. RB(b)(g)	5.00%	10/01/2025	1,225	1,227,482
USF Financing Corp.; Series 2012 A, Ref. COP	5.00%	07/01/2032	4,550	4,556,641
Volusia County Educational Facility Authority;
Series 2025, RB	5.00%	10/15/2028	800	860,678
Series 2025, RB	5.00%	10/15/2030	2,000	2,226,305
				138,320,991
Georgia–2.60%
Atlanta (City of), GA; Series 2015, Ref. RB	5.00%	11/01/2040	3,460	3,459,941
Burke (County of), GA Development Authority (The) (Georgia Power Co. Plant Vogtle); Series 2012, Ref. RB(b)	2.90%	08/21/2029	5,000	5,001,382
Carroll (County of), GA; Series 2021, GO Bonds	5.00%	06/01/2026	1,250	1,272,691
DeKalb (County of), GA Development Authority (The Globe Academy, Inc.); Series 2024 A, RB	4.00%	06/01/2035	690	665,932
DeKalb (County of), GA Housing Authority (Park at 500); Series 2024, RB	4.00%	03/01/2034	3,250	3,223,181
Fulton (County of), GA; Series 2013, Ref. RB	5.00%	01/01/2027	1,605	1,612,967
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Main Street Natural Gas, Inc.;
Series 2019 C, RB(b)	4.00%	09/01/2026	$7,000	$7,040,511
Series 2021 A, RB(b)	4.00%	09/01/2027	5,120	5,196,761
Series 2021 C, RB	4.00%	12/01/2025	1,100	1,102,482
Series 2022 C, RB(b)(c)	4.00%	11/01/2027	12,200	12,192,504
				40,768,352
Hawaii–0.62%
Hawaii (State of);
Series 2014 EO, GO Bonds	5.00%	08/01/2028	1,880	1,882,898
Series 2016 FG, GO Bonds	5.00%	10/01/2030	2,890	2,959,085
Honolulu (City & County of), HI;
Series 2016 A, RB	5.00%	07/01/2036	1,000	1,011,968
Series 2023, RB(b)	5.00%	06/01/2026	2,125	2,158,813
Honolulu (City & County of), HI (Honolulu Rail Transit); Series 2015 B, Ref. GO Bonds(b)(g)	5.00%	10/01/2025	1,750	1,753,546
				9,766,310
Idaho–0.24%
Boise State University; Series 2016 A, Ref. RB	5.00%	04/01/2033	2,000	2,023,158
Idaho (State of) Housing & Finance Association; Series 2024 A, RB (CEP -GNMA)	6.00%	07/01/2054	1,630	1,803,045
				3,826,203
Illinois–7.41%
Aurora (City of), IL; Series 2025 C, GO Bonds	5.00%	12/30/2036	1,195	1,310,371
Chicago (City of), IL (O’Hare International Airport);
Series 2016 C, Ref. RB	5.00%	01/01/2038	3,000	3,006,291
Series 2024 B, RB	5.00%	01/01/2036	1,000	1,103,485
Series 2024 D, Ref. RB	5.00%	01/01/2027	5,110	5,279,197
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2021 C, Ref. GO Bonds	5.00%	12/01/2031	1,245	1,404,183
Chicago (City of), IL Transit Authority; Series 2024 A, Ref. RB	5.00%	12/01/2025	2,000	2,012,181
Collinsville (City of), IL Area Recreation District;
Series 2004, GO Bonds (INS -NATL)(a)	4.60%	12/01/2025	350	350,447
Series 2004, GO Bonds (INS -NATL)(a)	4.65%	12/01/2026	450	450,568
Series 2007, Ref. GO Bonds (INS -AMBAC)(a)	4.00%	12/01/2027	65	65,022
Cook (County of), IL;
Series 2016 A, Ref. GO Bonds	5.00%	11/15/2029	1,000	1,025,738
Series 2016 A, Ref. GO Bonds	5.00%	11/15/2030	4,950	5,071,480
Series 2018, Ref. GO Bonds	5.00%	11/15/2034	1,150	1,173,151
Cook County High School District No.203 New Trier Township; Series 2021 A, GO Bonds	5.00%	12/15/2027	1,255	1,328,168
DuPage County Forest Preserve District; Series 2025, GO Bonds	5.00%	11/01/2026	1,000	1,029,274
Elk Grove Village (Village of), IL; Series 2017, GO Bonds	5.00%	01/01/2035	1,000	1,021,736
Elmhurst Park District;
Series 2025, GO Bonds	5.00%	12/15/2025	820	825,659
Series 2025, GO Bonds	5.00%	12/15/2026	250	258,094
Series 2025, GO Bonds	5.00%	12/15/2035	400	449,333
Series 2025, GO Bonds	5.00%	12/15/2036	875	970,442
Grundy Kendall & Will Counties Community High School District No. 111 (Minooka);
Series 2025, GO Bonds	5.00%	12/01/2026	200	206,003
Series 2025, GO Bonds	5.00%	12/01/2034	650	715,423
Illinois (State of);
Series 2016, GO Bonds	5.00%	11/01/2025	2,000	2,007,627
Series 2016, GO Bonds	5.00%	01/01/2027	3,510	3,536,524
Series 2019 A, GO Bonds	5.00%	11/01/2026	2,935	3,014,794
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(e)	8.00%	06/01/2032	560	560,653
Illinois (State of) Finance Authority (Carle Foundation (The)); Series 2016 A, Ref. RB	5.00%	02/15/2032	4,300	4,331,170
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $441,306)(h)	5.00%	11/01/2025	440	304,700
Series 2019 A, Ref. RB (Acquired 11/27/2019; Cost $468,806)(h)	5.00%	11/01/2026	460	318,550
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	$425	$439,764
Series 2017, Ref. RB	5.00%	08/01/2028	500	517,137
Series 2017, Ref. RB	5.00%	08/01/2029	325	335,471
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	3,980	3,980,699
Illinois (State of) Finance Authority (The University of Chicago);
Series 2025, Ref. RB	5.00%	04/01/2027	2,210	2,299,074
Series 2025, Ref. RB	5.00%	04/01/2028	770	818,819
Illinois (State of) Finance Authority (Uchicago Medicine); Series 2022 B-2, RB(b)	5.00%	08/15/2027	9,850	10,213,357
Illinois (State of) Housing Development Authority; Series 2005, RB (INS - AGI)(a)	4.60%	09/01/2025	5	5,000
Illinois (State of) Housing Development Authority (6900 Crandon); Series 2023, RB (CEP - Federal Housing Administration)(b)	5.00%	02/01/2026	4,570	4,610,095
Illinois (State of) Housing Development Authority (Green Bonds); Series 2024 E, Ref. VRD RB (CEP - Federal Housing Administration)(d)	2.65%	01/01/2065	3,475	3,475,000
Illinois (State of) Municipal Electric Agency; Series 2015 A, Ref. RB(b)(g)	5.00%	09/09/2025	3,900	3,901,826
Illinois (State of) Toll Highway Authority;
Series 2015 A, RB	5.00%	01/01/2036	4,700	4,702,294
Series 2016 A, Ref. RB	5.00%	12/01/2032	9,115	9,162,878
Series 2024 A, Ref. RB	5.00%	01/01/2036	1,275	1,407,255
Kane Cook & DuPage Counties School District No. U-46 Elgin; Series 2025, GO Bonds	5.00%	01/01/2036	1,115	1,220,839
Kane McHenry Cook & De Kalb Counties Unit School District No. 300; Series 2015, Ref. GO Bonds	5.00%	01/01/2028	1,000	1,001,626
Kendall, Kane & Will (Counties of), IL Community Unit School District No. 308; Series 2016, Ref. GO Bonds	5.00%	02/01/2035	3,000	3,019,546
Madison-Macoupin Etc Counties Community College District No. 536; Series 2015 A, Ref. GO Bonds (INS -BAM)(a)	5.00%	11/01/2027	1,335	1,337,119
Rockford (City of), IL (Waterworks System Alternative Revenue Source); Series 2010, GO Bonds	3.75%	12/15/2025	140	140,090
Tender Option Bond Trust Receipts/Certificates; Series 2023, VRD RB (INS - AGI)(a)(c)(d)	2.67%	05/01/2031	11,530	11,530,000
University of Illinois;
Series 2008 A, Ref. COP (INS - AGI)(a)	5.25%	10/01/2026	1,020	1,022,061
Series 2023 A, Ref. RB	5.00%	04/01/2031	3,050	3,393,348
West Chicago Fire Protection District; Series 2008, GO Bonds (INS -NATL)(a)	4.75%	01/01/2029	15	15,013
Will County Community Unit School District No. 201-U Crete-Monee; Series 2005, GO Bonds(f)(g)	0.00%	11/01/2025	1,755	1,746,516
Winnebago-Boone Etc Counties Community College District No. 511 Rock Valley Clg; Series 2025 B, Ref. GO Bonds	5.00%	01/01/2030	2,715	2,977,085
				116,402,176
Indiana–0.89%
Indiana (State of) Finance Authority; Series 2016, Ref. RB	5.00%	09/01/2028	1,280	1,309,785
Indiana (State of) Finance Authority (CWA Authority); Series 2014 A, RB	5.00%	10/01/2026	1,750	1,753,252
Indiana (State of) Finance Authority (Greenwood Village South); Series 2025, RB	3.75%	05/15/2032	1,000	1,000,658
Indiana (State of) Housing & Community Development Authority (Social Bonds); Series 2023 A-1, RB (CEP - GNMA)	5.75%	07/01/2053	2,550	2,716,649
Indiana (State of) Municipal Power Agency;
Series 2016 C, Ref. RB	5.00%	01/01/2039	1,000	1,011,968
Series 2025 A, Ref. RB (INS - AGI)(a)	5.00%	01/01/2026	1,000	1,008,540
Merrillville (Town of), IN (Belvedere Housing); Series 2016, RB	5.05%	04/01/2026	100	99,720
Rockport (City of), IN (Indiana Michigan Power Co.); Series 2025, Ref. RB(b)	3.70%	06/01/2029	5,000	5,075,427
				13,975,999
Iowa–2.10%
Ames (City of), IA (Mary Greely Medical Center); Series 2016, Ref. RB	5.00%	06/15/2032	4,430	4,482,264
Iowa (State of) Finance Authority (Unitypoint Health);
Series 2014 C, RB	5.00%	02/15/2031	810	811,686
Series 2014 C, RB	5.00%	02/15/2032	3,405	3,412,066
Iowa (State of) Higher Education Loan Authority (Grinnell College); Series 2014, Ref. RB	5.00%	12/01/2032	1,675	1,676,326
Le Mars Community School District; Series 2025, GO Bonds	5.00%	06/01/2029	1,410	1,528,554
PEFA, Inc.; Series 2019, RB(b)	5.00%	09/01/2026	19,695	20,034,378
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Waukee Community School District; Series 2025 A, GO Bonds	5.00%	06/01/2032	$960	$1,074,638
				33,019,912
Kansas–1.55%
Kansas (State of) Department of Transportation; Series 2025 A, Ref. RB	5.00%	09/01/2028	7,000	7,554,826
Kansas (State of) Development Finance Authority; Series 2025 F, RB(b)	2.95%	09/01/2027	3,300	3,302,483
University of Kansas Hospital Authority (KU Health System);
Series 2015, Ref. RB	5.00%	09/01/2030	1,930	1,931,804
Series 2015, Ref. RB	5.00%	09/01/2032	2,765	2,767,045
Series 2015, Ref. RB	5.00%	09/01/2035	2,000	2,000,980
Valley Center (City of), KS; Series 2023-1, GO Notes	4.38%	12/01/2025	4,820	4,822,995
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2024 VIII, Ref. RB	5.25%	05/15/2039	1,000	954,001
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2016 C, RB	5.00%	09/01/2030	1,000	1,023,484
				24,357,618
Kentucky–1.09%
Jefferson County Capital Projects Corp.; Series 2007 A, Ref. RB (INS - AGI)(a)	4.38%	06/01/2028	25	25,036
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2028	1,000	1,001,220
Kentucky (Commonwealth of) Municipal Power Agency; Series 2015 A, Ref. RB (INS -NATL)(a)	5.00%	09/01/2026	2,000	2,002,249
Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 A, RB	5.00%	02/01/2034	1,950	1,962,785
Kentucky (Commonwealth of) Property & Building Commission (No. 132); Series 2025 A, RB	5.00%	04/01/2026	1,000	1,015,004
Kentucky (Commonwealth of) Public Energy Authority; Series 2025 A, Ref. RB(b)	5.25%	12/01/2029	3,500	3,727,883
Kentucky (Commonwealth of) Turnpike Authority (Revitalization); Series 2016, RB	5.00%	07/01/2031	1,715	1,742,303
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	10/01/2031	2,835	2,888,822
Series 2016 A, Ref. RB	5.00%	10/01/2032	2,660	2,706,405
				17,071,707
Louisiana–1.32%
Louisiana (State of);
Series 2022 A, Ref. RB (SOFR + 0.50%)(b)(j)	3.54%	05/01/2026	3,075	3,068,581
Series 2024 A, GO Bonds	5.00%	05/01/2031	1,215	1,359,378
Series 2025 B, RB	5.00%	05/01/2027	3,200	3,338,191
Series 2025 B, RB	5.00%	05/01/2028	3,000	3,202,660
New Orleans (City of), LA Aviation Board (Consolidated Rental Car);
Series 2018, Ref. RB (INS - AGI)(a)	5.00%	01/01/2036	1,250	1,278,512
Series 2018, Ref. RB (INS - AGI)(a)	5.00%	01/01/2037	1,440	1,466,430
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(b)	3.30%	07/03/2028	5,000	5,045,605
Subseries 2017 A-3, Ref. RB(b)	2.20%	07/01/2026	2,000	1,987,075
				20,746,432
Maine–0.18%
Maine (State of) Turnpike Authority; Series 2025, Ref. RB (INS - AGI)(a)	5.00%	07/01/2028	1,680	1,797,901
Portland (City of), ME; Series 2016, Ref. RB	5.00%	01/01/2032	1,000	1,003,551
				2,801,452
Maryland–1.53%
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2017, Ref. RB	5.00%	07/01/2031	3,000	3,065,587
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2013 B, RB	5.00%	08/15/2027	200	200,550
Series 2017 A, RB	5.00%	05/15/2042	1,875	1,875,919
Maryland (State of) Health & Higher Educational Facilities Authority (Medstar Health, Inc.); Series 2015, Ref. RB	5.00%	08/15/2032	6,840	6,844,589
Maryland Economic Development Corp.; Series 2025, Ref. RB(b)(c)	5.00%	03/27/2035	2,155	2,172,007
Montgomery (County of), MD; Series 2017 E, VRD GO Bonds(d)	2.20%	11/01/2037	5,780	5,780,000
Washington (State of) Suburban Sanitary Commission; Series 2015 B, VRD RB(d)	2.25%	06/01/2027	4,085	4,085,000
				24,023,652
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–1.18%
Hudson (Town of), MA; Series 2025, GO Notes	5.00%	06/11/2026	$1,000	$1,009,488
Massachusetts (Commonwealth of); Series 2025 E, GO Bonds	5.00%	08/01/2032	2,500	2,841,295
Massachusetts (Commonwealth of) Bay Transportation Authority;
Series 2025 B, RB	5.00%	07/01/2029	2,255	2,484,505
Series 2025 B, RB	5.00%	07/01/2030	2,500	2,800,869
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2015 F, Ref. RB(b)(g)	5.00%	09/15/2025	1,600	1,601,392
Series 2015, Ref. RB(b)(g)	5.00%	09/15/2025	3,735	3,738,250
Series 2025, RB	5.00%	07/01/2029	1,800	1,916,280
Massachusetts (Commonwealth of) Health & Educational Facilities Authority; Series 2007 C, RB (SIFMA Municipal Swap Index + 0.90%)(j)	3.67%	11/15/2032	2,155	2,092,086
Waltham (City of), MA; Series 2008, GO Bonds	4.20%	09/15/2027	15	15,018
				18,499,183
Michigan–4.12%
Ann Arbor School District; Series 2025, Ref. GO Bonds	5.00%	05/01/2029	2,885	3,140,915
Chippewa Valley Schools; Series 2025, Ref. GO Bonds	5.00%	05/01/2030	1,000	1,111,788
Detroit (City of), MI; Series 2006, Ref. RB (3 mo. Term SOFR + 0.60%)(j)	3.65%	07/01/2032	7,825	7,755,172
Garden City (City of), MI; Series 2024, GO Bonds	5.00%	10/01/2025	1,195	1,197,245
Great Lakes Water Authority; Series 2016 D, Ref. RB	5.00%	07/01/2036	5,000	5,056,638
Karegnondi Water Authority (Karegnondi Water Pipeline); Series 2024, Ref. RB (INS -BAM)(a)	5.00%	11/01/2025	1,000	1,004,072
L’Anse Creuse Public Schools; Series 2025 I, GO Bonds	5.00%	05/01/2036	1,000	1,124,342
Michigan (State of) Building Authority (Facilities Program);
Series 2015 I, Ref. RB(b)(g)	5.00%	10/15/2025	1,565	1,569,707
Series 2015 I, Ref. RB(b)(g)	5.00%	10/15/2025	2,330	2,337,007
Series 2020, Ref. VRD RB(d)	2.73%	10/15/2042	3,100	3,100,000
Series 2025 I, Ref. RB	5.00%	04/15/2030	1,800	1,992,385
Michigan (State of) Finance Authority; Series 2025 A, Ref. RB	5.00%	02/15/2029	2,385	2,590,946
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2022, Ref. RB	5.00%	04/15/2036	2,000	2,147,242
Michigan (State of) Finance Authority (McLaren Health Care); Series 2015, Ref. RB	5.00%	05/15/2034	1,340	1,341,019
Michigan (State of) Finance Authority (Trinity Health Credit Group);
Series 2015, Ref. RB	5.50%	12/01/2028	2,245	2,254,911
Series 2015, Ref. RB	5.50%	12/01/2029	3,075	3,088,547
Michigan (State of) Housing Development Authority (Social Bonds); Series 2024 A, RB	6.00%	06/01/2054	3,805	4,146,856
Muskegon Heights (City of), MI; Series 2006, Ref. RB (INS -NATL)(a)	4.00%	11/01/2026	185	185,112
Portage Public Schools; Series 2025, GO Bonds (INS -BAM)(a)	6.00%	11/01/2025	1,000	1,005,657
Rib Floater Trust; Series 2022-047, VRD RB(c)(d)	2.28%	12/01/2045	10,000	10,000,000
Utica Community Schools; Series 2016, Ref. GO Bonds	5.00%	05/01/2031	1,990	2,016,425
Wayne (County of), MI; Series 2017 C, Ref. RB	5.00%	12/01/2026	2,495	2,573,311
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport); Series 2015 D, RB	5.00%	12/01/2029	1,700	1,705,618
Wayne State University; Series 2018 A, RB	5.00%	11/15/2038	2,220	2,228,252
				64,673,167
Minnesota–0.38%
Elk River Independent School District No. 728; Series 2024 A, GO Bonds, (CEP - Federal Housing Administration)	5.00%	02/01/2031	2,000	2,244,557
Minnesota (State of) Governmental Agency Finance Group (Flexible Term Program); Series 2007 A-1, RB (INS - AGI)(a)	4.13%	03/01/2027	10	10,004
Minnesota (State of) Health & Education Facilities Authority (ST. OLAF College); Series 2025, Ref. RB	5.00%	12/01/2026	1,000	1,029,385
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2017 A, Ref. RB	5.00%	10/01/2029	1,400	1,461,873
Minnesota State Colleges And Universities Foundation; Series 2013 A, RB	4.00%	10/01/2025	1,000	1,000,879
St. Paul (City of), MN Housing & Redevelopment Authority (St. Paul City School); Series 2016 A, Ref. RB(b)(g)	4.50%	07/01/2026	175	177,684
				5,924,382
Mississippi–0.10%
Mississippi (State of); Series 2015 C, Ref. GO Bonds	5.00%	10/01/2026	1,500	1,502,896
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi–(continued)
Mississippi Business Finance Corp. (Northrop Grumman Corp.); Series 2006, RB	4.55%	12/01/2028	$25	$25,010
				1,527,906
Missouri–1.42%
Cassville School District No. R-IV; Series 2023, GO Bonds	5.25%	03/01/2039	2,220	2,276,460
Jackson County Consolidated School District No. 4;
Series 2022, GO Bonds	5.00%	03/01/2038	1,825	1,854,058
Series 2022, GO Bonds	5.00%	03/01/2039	3,005	3,044,010
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(c)	4.25%	04/01/2026	100	99,918
Maryland Heights (City of), MO (Westport Plaza Redevelopment); Series 2020, RB	4.13%	11/01/2038	920	844,658
Missouri (State of) Health & Educational Facilities Authority (St. Anthony’s Medical Center); Series 2015 B, Ref. RB	5.00%	02/01/2036	6,245	6,245,329
Missouri (State of) Health & Educational Facilities Authority (St. Louis University); Series 2015 A, RB	5.00%	10/01/2038	4,500	4,504,901
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2016, Ref. RB	5.00%	11/15/2030	1,215	1,232,020
St. Charles (County of), MO Public Water Supply District No. 2; Series 2016, Ref. COP	5.00%	12/01/2030	2,255	2,264,456
				22,365,810
Nebraska–0.80%
Douglas (County of), NE (Creighton University); Series 2025, Ref. RB	5.00%	07/01/2027	1,000	1,043,902
Gretna Public Schools; Series 2022 B, GO Bonds	5.00%	12/15/2027	1,000	1,006,046
Nebraska (State of) Municipal Energy Agency; Series 2022 A, Ref. RB	5.00%	04/01/2026	1,250	1,267,229
Omaha School District; Series 2016, GO Bonds	5.00%	12/15/2032	5,000	5,134,356
Public Power Generation Agency (Whelan Energy Center Unit 2);
Series 2016, Ref. RB	5.00%	01/01/2032	2,980	3,037,808
Series 2024, Ref. RB	5.00%	01/01/2026	1,000	1,008,173
				12,497,514
Nevada–1.48%
Clark (County of), NV; Series 2015 A, Ref. GO Bonds	5.00%	07/01/2026	2,125	2,129,028
Clark (County of), NV Water Reclamation District; Series 2015, Ref. GO Bonds	5.00%	07/01/2032	2,000	2,002,777
Clark County School District;
Series 2015 D, GO Bonds	5.00%	06/15/2029	1,755	1,766,718
Series 2021 A, GO Bonds	5.00%	06/15/2026	2,000	2,040,625
Las Vegas Valley Water District; Series 2016 B, Ref. GO Bonds	5.00%	06/01/2036	2,805	2,836,047
Nevada (State of) (Casa Grande); Series 2024, COP	5.00%	04/01/2026	1,030	1,045,634
Truckee Meadows Water Authority;
Series 2016, Ref. RB	5.00%	07/01/2031	2,775	2,823,309
Series 2016, Ref. RB	5.00%	07/01/2032	2,000	2,032,336
Washoe (County of), NV (Sierra Pacific Power Corp.);
Series 2016, Ref. RB(b)	3.63%	10/01/2029	1,500	1,502,030
Series 2016, Ref. RB(b)(e)	4.13%	10/01/2029	5,000	5,015,989
				23,194,493
New Hampshire–1.10%
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	5,212	4,924,042
New Hampshire (State of) Business Finance Authority (Social Certificates);
Series 2024-1A, RB	4.25%	07/20/2041	3,896	3,730,066
Series 2024-3, Revenue Ctfs.	4.16%	10/20/2041	4,967	4,555,859
New Hampshire (State of) Health and Education Facilities Authority; Series 2016, Ref. RB	5.50%	06/01/2031	4,000	4,061,558
				17,271,525
New Jersey–3.01%
Camden (County of), NJ Improvement Authority (The) (County Capital Program); Series 2024, RB(b)	5.00%	03/01/2026	4,000	4,042,546
Essex (County of), NJ (Family Court Building Project); Series 2025, RN	5.00%	03/17/2026	2,500	2,532,913
Gloucester (County of), NJ Improvement Authority (The); Series 2015 B, Ref. RB	5.00%	07/01/2027	2,000	2,004,695
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2032	815	843,798
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (Inspira Health Obligated Group); Series 2016, Ref. RB	5.00%	07/01/2031	$5,100	$5,173,731
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2016 A, Ref. RB	5.00%	07/01/2031	9,110	9,272,441
New Jersey (State of) Housing & Mortgage Finance Agency; Series 2024 B, RB	3.50%	05/01/2029	3,625	3,686,996
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds);
Series 2022 I, RB	5.00%	10/01/2053	2,480	2,576,933
Subseries 2024 D, RB (CEP -GNMA)	2.90%	11/01/2027	2,500	2,500,856
New Jersey (State of) Transportation Trust Fund Authority;
Series 2016 A-1, RN	5.00%	06/15/2028	1,140	1,161,854
Series 2018 A, Ref. RN	5.00%	06/15/2029	5,000	5,089,406
Series 2024 A, Ref. RB	5.00%	06/15/2036	1,000	1,093,049
New Jersey (State of) Turnpike Authority;
Series 2014 A, RB	5.00%	01/01/2027	3,090	3,095,866
Series 2025 B, RB	5.00%	01/01/2028	4,000	4,238,527
				47,313,611
New Mexico–0.91%
Albuquerque Municipal School District No. 12;
Series 2017, GO Bonds	5.00%	08/01/2029	2,575	2,626,659
Series 2017, GO Bonds	5.00%	08/01/2031	1,700	1,732,247
Series 2017, GO Bonds	5.00%	08/01/2032	2,910	2,963,084
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010, Ref. RB(b)	3.90%	06/01/2028	3,700	3,766,690
New Mexico Mortgage Finance Authority (Mountain View II & III Apartments); Series 2023, RB(b)	5.00%	09/01/2025	3,000	3,000,000
Saltillo Public Improvement District; Series 2018, Ref. RB (INS -BAM)(a)	4.00%	10/01/2025	160	160,160
				14,248,840
New York–8.81%
Long Island (City of), NY Power Authority; Series 2025 B, RB(b)	3.00%	09/01/2028	5,000	5,000,000
Metropolitan Transportation Authority; Series 2015 F, Ref. RB	5.00%	11/15/2027	525	527,131
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	4.00%	11/15/2025	145	145,351
Series 2017 C-1, Ref. RB	5.00%	11/15/2026	605	623,380
Monroe County Industrial Development Corp. (Andrews Terrace Community); Series 2024, RB(b)	5.00%	07/01/2027	5,000	5,198,527
Monroe County Industrial Development Corp. (University of Rochester);
Series 2015 A, Ref. RB	5.00%	07/01/2030	3,275	3,279,422
Series 2015 A, Ref. RB	5.00%	07/01/2032	2,000	2,002,532
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2032	1,500	1,500,927
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	2,414	2,379,709
New York & New Jersey (States of) Port Authority;
One Hundred Ninety Third Series 2015, Ref. RB(e)	5.00%	10/15/2032	2,380	2,384,407
One Hundred Seventy Fifth Series 2012, RB	5.00%	12/01/2025	480	480,861
One Hundred Seventy Fifth Series 2012, RB	4.00%	12/01/2026	470	470,535
New York (City of), NY; Series 2012, VRD GO Bonds(d)	2.30%	04/01/2042	12,885	12,885,000
New York (City of), NY Municipal Water Finance Authority; Series 2016 BB, VRD RB(d)	2.30%	06/15/2049	11,400	11,400,000
New York (City of), NY Transitional Finance Authority; Series 2016, RB	5.00%	05/01/2032	3,940	3,994,144
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	03/15/2032	5,370	5,378,524
Series 2016 D, Ref. RB(b)(g)	5.00%	08/15/2026	3,965	4,071,059
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2025, Ref. RB	5.00%	05/01/2034	3,000	3,335,267
New York (State of) Dormitory Authority (St. John’s University);
Series 2025, Ref. RB	5.00%	07/01/2027	450	469,921
Series 2025, Ref. RB	5.00%	07/01/2028	1,000	1,065,936
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (White Plains Hospital Obligated Group);
Series 2024, RB	5.00%	10/01/2029	$750	$802,284
Series 2024, RB	5.00%	10/01/2030	750	808,236
Series 2024, RB	5.00%	10/01/2031	1,000	1,079,595
Series 2024, RB	5.00%	10/01/2033	1,100	1,185,918
New York (State of) Housing Finance Agency (Green Bonds);
Series 2023 E-2, RB(b)	3.80%	05/01/2027	4,000	4,001,680
Series 2023 E-2, RB(b)	3.88%	05/01/2028	4,380	4,394,518
Series 2024, RB(b)	3.45%	11/01/2029	7,200	7,219,710
New York (State of), NY Housing Development Corp. (Green Bonds);
Series 2022 B-2, RB (CEP - Federal Housing Administration)(b)	3.40%	12/22/2026	12,495	12,497,325
Series 2022 C-3, VRD RB(d)	2.60%	05/01/2062	5,000	5,000,000
New York State Urban Development Corp.; Series 2015 A, Ref. RB	5.00%	03/15/2032	4,235	4,241,074
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB(e)	5.00%	08/01/2026	3,090	3,090,087
Series 2016, Ref. RB(e)	5.00%	08/01/2031	20,070	20,070,173
Series 2020, Ref. RB(e)	5.25%	08/01/2031	7,145	7,324,714
				138,307,947
North Carolina–1.85%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 E, RB(b)	0.80%	10/31/2025	5,000	4,978,985
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems);
Series 2013 A, Ref. RB	5.00%	01/15/2026	230	230,398
Series 2016, Ref. RB	5.00%	01/15/2034	1,500	1,509,369
East Carolina University; Series 2016 A, RB	5.00%	10/01/2028	1,030	1,042,522
North Carolina (State of) (Garvee);
Series 2025, Ref. RB	5.00%	03/01/2027	10,000	10,398,925
Series 2025, Ref. RB	5.00%	03/01/2028	6,000	6,391,638
North Carolina (State of) Medical Care Commission; Series 2025, RB	3.90%	01/01/2029	680	681,438
North Carolina (State of) Municipal Power Agency No. 1 (Catawba); Series 2015 A, Ref. RB	5.00%	01/01/2031	1,610	1,621,418
Raleigh Housing Authority; Series 2025, RB(b)	2.95%	03/01/2029	2,240	2,240,000
University of North Carolina; Series 2008 A, RB (INS - AGI)(a)	4.75%	10/01/2028	10	10,015
				29,104,708
North Dakota–0.57%
Horace (City of), ND;
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2030	520	555,230
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2031	550	589,651
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2032	580	622,590
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2033	610	654,431
North Dakota (State of) Housing Finance Agency; Series 2015, VRD RB(d)	2.60%	07/01/2036	6,540	6,540,000
				8,961,902
Ohio–2.45%
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2023, RB(b)	5.00%	02/01/2027	3,000	3,065,781
Columbus (City of), OH; Series 2015, Ref. RB	5.00%	06/01/2030	1,575	1,600,623
Columbus City School District (Construction and Improvement); Series 2016 A, Ref. GO Bonds	5.00%	12/01/2031	6,260	6,359,972
Columbus Regional Airport Authority (John Glenn Columbus International Airport); Series 2025, Ref. RB	5.00%	01/01/2036	850	950,475
Cuyahoga (County of), OH (Shaker Square); Series 2010 D, Ref. RB	5.00%	12/01/2025	145	145,244
Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGI)(a)(e)	5.00%	12/01/2026	1,335	1,336,233
Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(b)	4.38%	06/15/2026	1,500	1,480,647
Hamilton (County of), OH; Series 2016 A, Ref. RB	5.00%	12/01/2030	3,430	3,521,520
Huber Heights (City of), OH; Series 2025, GO Notes	5.00%	06/25/2026	1,500	1,526,105
Martins Ferry (City of), OH; Series 2024, GO Notes(c)	4.25%	12/16/2025	1,200	1,203,565
Ohio (State of) Air Quality Development Authority (Ohio Valley Electrical Corp.);
Series 2009 A, RB	2.88%	02/01/2026	1,440	1,437,494
Series 2009, RB	2.88%	02/01/2026	4,610	4,601,977
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Higher Educational Facility Commission (University of Dayton 2025); Series 2025, Ref. RB	5.00%	02/01/2036	$780	$873,121
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2018, Ref. RB	5.00%	12/01/2035	2,000	2,062,820
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	400	400,186
Scioto (County of), OH (Southern Ohio Medical Center);
Series 2016, Ref. RB	5.00%	02/15/2032	2,550	2,565,556
Series 2016, Ref. RB	5.00%	02/15/2033	2,855	2,871,182
Westerville City School District; Series 2018, COP	5.00%	12/01/2039	2,450	2,508,451
				38,510,952
Oklahoma–0.84%
Oklahoma (State of) Capitol Improvement Authority (Capitol Repair); Series 2018 C, RB	5.00%	01/01/2038	2,320	2,366,185
Oklahoma (State of) Development Finance Authority;
Series 2025 B, Ref. RB	5.00%	06/01/2027	430	448,681
Series 2025 B, Ref. RB	5.00%	06/01/2028	325	347,075
Series 2025 B, Ref. RB	5.00%	06/01/2029	595	647,692
Oklahoma (State of) Turnpike Authority (Senior Bonds); Series 2025 A, RB	5.00%	01/01/2036	1,000	1,126,688
Tulsa County Independent School District No. 1 Tulsa; Series 2025 B, GO Bonds	5.00%	08/01/2028	5,000	5,341,893
Tulsa County Independent School District No. 4 Bixby; Series 2025, GO Bonds	5.00%	06/01/2027	1,000	1,038,908
Tulsa Municipal Airport Trust Trustees; Series 2025, Ref. RB(e)	6.25%	12/01/2035	1,000	1,105,104
University of Oklahoma (The);
Series 2014 C, Ref. RB	5.00%	07/01/2027	500	500,874
Series 2014 C, Ref. RB	5.00%	07/01/2029	250	250,364
				13,173,464
Oregon–0.74%
Morrow (Port of), OR (Bonneville Cooperation Project No. 4); Series 2024 A, GO Bonds(c)	5.15%	10/01/2026	5,000	4,999,780
Oregon (State of); Series 2020 J, Ref. VRD GO Bonds(d)	2.15%	06/01/2039	600	600,000
Oregon Health & Science University;
Series 2016 B, Ref. RB	5.00%	07/01/2033	1,275	1,293,615
Series 2016 B, Ref. RB	5.00%	07/01/2036	3,270	3,305,918
Series 2016 B, Ref. RB	5.00%	07/01/2039	1,390	1,400,044
				11,599,357
Pennsylvania–3.39%
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University); Series 2017, RB(g)	5.00%	10/15/2026	205	207,791
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018, Ref. RB	5.00%	04/01/2033	3,800	3,950,854
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System); Series 2017 A, Ref. RB	5.00%	10/01/2035	2,025	2,071,557
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School);
Series 2024, Ref. RB(c)	5.00%	10/01/2029	350	365,838
Series 2024, Ref. RB(c)	5.00%	10/01/2034	705	732,162
Montgomery (County of), PA Industrial Development Authority (Constellation Energy Generation, LLC); Series 2023 A, Ref. RB(b)	4.10%	04/03/2028	3,000	3,070,622
Pennsylvania (Commonwealth of); Series 2025 B, Ref. GO Bonds	5.00%	08/15/2026	5,000	5,128,678
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority;
Series 2016 AT-1, RB	5.00%	06/15/2031	1,965	1,998,773
Series 2016 AT-1, RB(g)	5.00%	06/15/2031	355	390,731
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(d)	3.43%	09/01/2045	10,095	10,095,000
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2024-145A, RB	6.00%	10/01/2054	1,450	1,582,211
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2016 A, Ref. RB	5.00%	12/01/2030	9,990	10,280,288
Series 2023 B, VRD Ref. RB (LOC - Td Bank N.A.)(d)(i)	2.62%	12/01/2043	6,650	6,650,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA;
Fourteenth Series 2016, Ref. RB	5.00%	10/01/2031	$3,270	$3,345,353
Fourteenth Series 2016, Ref. RB	5.00%	10/01/2032	1,400	1,430,907
Philadelphia (City of), PA Housing Authority (PHADC Acquition Program); Series 2025, RB	5.00%	03/01/2027	1,400	1,447,047
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	530	533,918
				53,281,730
Puerto Rico–0.38%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - AGI)(a)	5.00%	07/01/2026	100	100,004
Series 2005 RR, RB (INS -SGI)(a)	5.00%	07/01/2026	3,905	3,905,144
Series 2005 RR, RB (INS -SGI)(a)	5.00%	07/01/2027	1,505	1,505,098
Series 2008 WW, RB (INS - AGI)(a)	5.25%	07/01/2033	500	499,410
				6,009,656
Rhode Island–1.56%
Bristol Warren Regional School District; Series 2025, GO Notes	5.00%	06/04/2026	12,400	12,606,515
Rhode Island Health & Educational Building Corp.; Series 2017 G, RB (INS - AGI)(a)	5.00%	05/15/2039	2,520	2,544,565
Rhode Island Housing & Mortgage Finance Corp. (Green Bonds); Series 2024 1-A, RB (CEP - Federal Housing Administration)(b)	3.60%	10/01/2027	3,000	3,011,815
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,145	1,146,466
Series 2015 B, Ref. RB	4.50%	06/01/2045	5,385	5,201,661
				24,511,022
South Carolina–1.43%
Corp ForGreer (City Improvement Projects); Series 2025, RB	5.00%	09/01/2028	150	161,257
Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	620	621,128
Piedmont Municipal Power Agency; Series 2021 C, Ref. RB	5.00%	01/01/2032	4,000	4,075,622
SCAGO Educational Facilities Corp. for Pickens School District;
Series 2015, Ref. RB	5.00%	12/01/2028	1,800	1,802,448
Series 2015, Ref. RB	5.00%	12/01/2030	1,190	1,191,400
South Carolina (State of) Jobs-Economic Development Authority (Beaufort Memorial Hospital & South of Broad Healthcare);
Series 2024, RB	5.00%	11/15/2027	250	258,500
Series 2024, RB	5.00%	11/15/2028	275	287,690
Series 2024, RB	5.00%	11/15/2029	250	263,620
Series 2024, RB	5.00%	11/15/2030	250	264,533
Series 2024, RB	5.00%	11/15/2031	280	295,841
South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Mercy Health); Series 2025, Ref. RB(b)	5.00%	11/01/2030	3,140	3,435,385
South Carolina (State of) Public Service Authority;
Series 2016 A, Ref. RB	5.00%	12/01/2029	1,885	1,913,185
Series 2016 A, Ref. RB (INS - AGI)(a)	5.00%	12/01/2032	5,000	5,057,820
Series 2016 A, Ref. RB	5.00%	12/01/2035	1,750	1,763,928
Series 2025 B, Ref. RB	5.00%	12/01/2026	1,000	1,030,388
				22,422,745
Tennessee–2.75%
Clarksville (City of), TN;
Series 2025, Ref. RB	5.00%	09/01/2026	1,000	1,026,179
Series 2025, Ref. RB	5.00%	09/01/2027	1,220	1,282,940
Series 2025, Ref. RB	5.00%	09/01/2028	1,000	1,075,947
Metropolitan Nashville Airport Authority (The); Series 2015 B, RB(e)	5.00%	07/01/2033	1,550	1,550,588
Shelby (County of), TN; Series 2022 A, GO Bonds	5.00%	04/01/2031	1,980	2,225,747
Tennessee Energy Acquisition Corp.;
Series 2006 C, RB	5.00%	02/01/2027	1,835	1,874,918
Series 2018, RB(b)(g)	4.00%	11/01/2025	19,060	19,106,724
Tennessee Energy Acquisition Corp. (Gas); Series 2023 A-1, Ref. RB(b)	5.00%	05/01/2028	7,415	7,697,684
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–(continued)
Tennessee Housing Development Agency (Social Bonds); Series 2022, RB	5.50%	01/01/2053	$2,950	$3,109,813
Williamson (County of), TX Industrial Development Board; Series 2023, RB(b)	5.00%	05/01/2027	4,125	4,227,246
				43,177,786
Texas–10.41%
Alamo Community College District; Series 2007, GO Bonds(b)(g)	4.50%	10/02/2025	590	590,919
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.);
Series 2021, RB(b)(c)(g)	4.50%	09/03/2025	1,100	1,100,054
Series 2025, Ref. RB(c)	5.00%	06/15/2030	2,500	2,642,101
Austin (City of), TX; Series 2015 A, Ref. RB	5.00%	11/15/2029	5,600	5,624,841
Austin Independent School District; Series 2017, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/01/2035	1,160	1,177,480
Board of Regents of the University of Texas System; Series 2025 A, RB	5.00%	08/15/2026	500	512,629
Boerne Independent School District; Series 2022, GO Bonds (CEP -Texas Permanent School Fund)(b)	3.85%	12/01/2027	2,490	2,551,773
Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(c)(e)	3.63%	07/01/2026	2,200	2,133,470
Central Texas Regional Mobility Authority; Series 2021 C, RB	5.00%	01/01/2027	5,700	5,742,472
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2025, Ref. RB (CEP -Texas Permanent School Fund)	5.00%	08/15/2026	775	792,800
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2025, Ref. RB (CEP -Texas Permanent School Fund)	5.00%	02/15/2026	2,225	2,248,773
Conroe Independent School District; Series 2016 A, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2028	7,810	7,896,175
Dallas (City of), TX;
Series 2015 A, Ref. RB	5.00%	10/01/2032	3,835	3,840,185
Series 2017, RB	5.00%	10/01/2031	1,745	1,820,044
Dallas (City of), TX (Dallas, Denton, Collin and Rockwall Counties); Series 2016 A, Ref. RB	5.00%	10/01/2041	1,000	1,004,480
Dallas (City of), TX (Palladium Bucker Station); Series 2025, RB(b)	3.05%	08/01/2028	4,000	4,026,687
Dallas (City of), TX Independent School District; Series 2025 A-1, GO Bonds (CEP -Texas Permanent School Fund)(b)	5.00%	02/15/2026	3,560	3,597,714
Dallas College; Series 2022, GO Bonds	5.00%	02/15/2035	3,250	3,252,064
Denton (City of), TX;
Series 2017, RB	5.00%	12/01/2030	1,320	1,355,401
Series 2017, RB	5.00%	12/01/2035	3,240	3,299,700
DeSoto Independent School District; Series 2015 B, Ref. GO Bonds (INS -BAM)(a)	5.00%	08/15/2032	2,000	2,002,717
Dripping Springs Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2031	1,000	1,119,429
Ector County Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2027	2,015	2,112,257
Forney Independent School District; Series 2025, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2028	750	805,259
Fort Bend (County of), TX; Series 2025, Ref. RB (INS - AGI)(a)	5.00%	03/01/2028	1,000	1,061,517
Friendswood Independent School District; Series 2024, GO Notes	5.00%	02/15/2031	1,500	1,517,981
Garland (City of), TX;
Series 2016 B, RB	5.00%	03/01/2031	1,000	1,010,161
Series 2016 B, RB	5.00%	03/01/2033	1,000	1,008,094
Series 2016 B, RB	5.00%	03/01/2034	1,000	1,007,102
Grand Prairie Independent School District; Series 2011, Ref. GO Bonds (CEP -Texas Permanent School Fund)	4.00%	02/15/2026	675	675,574
Grapevine-Colleyville Independent School District; Series 2025, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2030	3,500	3,897,421
Gulf Coast Authority (Bayport Area System); Series 2015, RB (INS - AGI)(a)	5.00%	10/01/2031	1,410	1,412,277
Harris & Montgomery (Counties of), TX Municipal Utility District No. 386; Series 2014, GO Bonds (INS - AGI)(a)	4.00%	09/01/2030	620	620,280
Harris (County of), TX; Series 2016 A, Ref. RB	5.00%	08/15/2034	1,685	1,708,940
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2016, RB	5.00%	07/01/2038	1,605	1,615,183
Harris County Cultural Education Facilities Finance Corp. (Teco Project); Series 2017, Ref. RB	5.00%	11/15/2033	3,675	3,772,153
Highland Park Independent School District; Series 2018, GO Bonds (CEP -Texas Permanent School Fund)	5.25%	02/15/2026	1,145	1,160,283
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston (City of), TX Convention & Entertainment Facilities Department; Series 2001 B, RB (INS - AGI)(a)(f)	0.00%	09/01/2025	$4,650	$4,650,000
Irving Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2028	425	452,051
Katy Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2027	1,500	1,556,066
Klein Independent School District; Series 2025, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/01/2029	2,000	2,193,220
La Porte (County of), TX; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2031	2,720	3,025,849
La Vernia (City of), TX; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2030	1,000	1,101,949
Lamar Consolidated Independent School District; Series 2018, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2043	1,000	1,006,713
Leander Independent School District;
Series 2025 A, Ref. GO Bonds (CEP -Texas Permanent School Fund)(f)	0.00%	08/15/2026	800	780,893
Series 2025 B, Ref. GO Bonds(f)	0.00%	08/15/2026	1,400	1,365,278
Lovejoy Independent School District; Series 2016, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2033	2,665	2,689,699
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2025, Ref. RB	5.00%	05/15/2026	1,000	1,017,043
Lubbock (City of), TX; Series 2025, RB	5.00%	02/15/2036	1,160	1,297,767
Lubbock Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2031	1,540	1,719,774
Mansfield Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2028	1,725	1,832,670
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(c)(e)	4.63%	10/01/2031	1,000	998,957
Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	30	30,030
North East Independent School District; Series 2015, Ref. GO Bonds (CEP -Texas Permanent School Fund)(b)(g)	5.00%	10/01/2025	2,355	2,359,482
North Harris (County of), TX Regional Water Authority; Series 2013, Ref. RB (INS -BAM)(a)	5.00%	12/15/2030	205	205,302
North Texas Municipal Water District;
Series 2015, Ref. RB(b)(g)	5.00%	09/01/2025	5,000	5,000,000
Series 2025, Ref. RB	5.00%	09/01/2030	1,750	1,952,531
North Texas Tollway Authority; Series 2016 A, Ref. RB	5.00%	01/01/2031	1,000	1,007,402
Pecos Barstow Toyah Independent School District;
Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2038	1,350	1,357,283
Series 2023, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2040	1,885	1,892,636
Permanent University Fund - University of Texas System; Series 2025 A, Ref. RB	5.00%	07/01/2036	6,695	7,600,657
Plano (City of), TX; Series 2023, Ref. GO Bonds	5.00%	09/01/2036	3,370	3,692,871
San Antonio (City of), TX Water System; Series 2024 A, VRD GO Bonds(d)	2.40%	05/01/2054	8,000	8,000,000
San Antonio Independent School District; Series 2016, Ref. GO Bonds (CEP -Texas Permanent School Fund)	5.00%	08/15/2031	1,615	1,648,932
Sherman Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2028	800	850,919
Tarrant (County of), TX Regional Water District; Series 2015, Ref. RB	5.00%	03/01/2028	1,055	1,056,804
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health); Series 2016, Ref. RB	5.00%	11/15/2032	1,020	1,031,841
Texas (State of) Water Development Board (State Water Implementation Fund); Series 2015 A, RB	5.00%	10/15/2031	2,875	2,881,861
Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(j)	2.91%	09/15/2027	6,305	6,270,693
Tomball Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2030	1,300	1,439,463
University of Houston;
Series 2017 A, Ref. RB	5.00%	02/15/2033	2,275	2,296,187
Series 2017 A, Ref. RB	5.00%	02/15/2034	5,000	5,044,983
West Travis County Public Utility Agency; Series 2017, Ref. RB (INS -BAM)(a)	5.00%	08/15/2030	45	46,882
Wink-Loving Independent School District; Series 2025, GO Bonds (CEP -Texas Permanent School Fund)	5.00%	02/15/2034	500	509,409
				163,580,487
Utah–0.81%
Downtown Revitalization Public Infrastructure District; Series 2025, RB	5.00%	06/01/2027	1,000	1,042,221
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Grand (County of), UT School District Local Building Authority;
Series 2019, RB (INS - AGI)(a)	5.00%	12/15/2030	$1,370	$1,379,075
Series 2019, RB (INS - AGI)(a)	5.00%	12/15/2038	2,040	2,046,757
Local Building Authority of Alpine School District (West School District);
Series 2025, RB	5.00%	03/15/2029	1,000	1,090,660
Series 2025, RB	5.00%	03/15/2030	1,000	1,110,545
Ogden City School District; Series 2020, GO Bonds (CEP -Oregon School Bond Guaranty)	5.00%	06/15/2029	1,000	1,096,162
Utah Housing Corp. (Liberty Corner); Series 2025, RB(b)	3.00%	09/01/2029	3,300	3,301,944
Utah Transit Authority; Series 2025, Ref. RB	5.00%	12/15/2028	1,600	1,736,509
				12,803,873
Vermont–0.14%
Vermont Municipal Bond Bank; Series 2025, Ref. RB	5.00%	12/01/2031	2,000	2,258,060
Virginia–0.33%
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2023 B-3, RB	5.38%	09/01/2029	1,850	1,871,111
Virginia Port Authority;
Series 2025, RB	5.00%	07/01/2027	675	706,118
Series 2025, RB	5.00%	07/01/2030	510	566,206
Wise County Industrial Development Authority; Series 2009, RB(b)	3.13%	10/01/2030	2,000	2,002,706
				5,146,141
Washington–2.74%
Central Puget Sound Regional Transit Authority; Series 1999, RB (INS -NATL)(a)	4.75%	02/01/2028	940	941,052
Discovery Clean Water Alliance; Series 2022, RB	5.00%	12/01/2025	1,210	1,217,279
Energy Northwest; Series 2025 A, Ref. RB	5.00%	07/01/2027	5,000	5,242,446
Grant (County of), WA Public Utility District No. 2; Series 2023 U, Ref. RB	4.00%	01/01/2026	5,725	5,748,546
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	10	10,004
King County School District No. 401 Highline; Series 2025, GO Bonds (CEP -Oregon School Bond Guaranty)	5.00%	12/01/2036	700	786,005
Lewis (County of), WA Public Utility District No. 1; Series 2013, Ref. RB	5.25%	04/01/2032	5,000	5,020,479
Seattle (City of), WA; Series 2025, Ref. RB	5.00%	02/01/2030	1,000	1,107,515
Seattle (Port of), WA; Series 2017, GO Bonds	5.00%	01/01/2036	4,000	4,071,423
Snohomish County Public Utility District No.1 Generation System Revenue; Series 2025 B, Ref. RB	5.00%	12/01/2036	1,000	1,125,337
Washington (State of);
Series 2016 B, GO Bonds	5.00%	08/01/2031	1,205	1,230,053
Series 2016 C, GO Bonds	5.00%	02/01/2034	2,760	2,781,859
Series 2025 A, GO Bonds	5.00%	08/01/2032	2,690	3,053,616
Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2025	125	125,140
Series 2012 A, RB	5.00%	10/01/2026	2,540	2,541,940
Series 2012 A, RB	5.00%	10/01/2027	2,415	2,423,374
Series 2012 A, RB	5.00%	10/01/2028	165	165,572
Series 2012 A, RB	4.25%	10/01/2040	2,800	2,616,384
Washington State University; Series 2025, Ref. RB	5.00%	04/01/2035	2,490	2,826,802
				43,034,826
West Virginia–0.20%
West Virginia (State of) Economic Development Authority (Appalachain Power Company- AMOS Project); Series 2011 A, RB(b)(e)	3.30%	09/01/2028	2,000	1,998,808
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System Obligated Group); Series 2017, RB	5.00%	06/01/2035	1,100	1,120,240
				3,119,048
Wisconsin–2.28%
Central Brown (County of), WI Water Authority; Series 2024 A, Ref. RB	5.00%	11/01/2026	1,455	1,493,699
Public Finance Authority; Series 2025, RB(c)(f)	0.00%	12/15/2033	1,700	1,000,143
Public Finance Authority (Milo Farms Project); Series 2025, RB(c)(f)	0.00%	12/15/2039	3,000	991,568
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group); Series 2016 A, Ref. RB	5.00%	11/15/2039	$1,350	$1,354,257
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group);
Series 2013, RB	5.00%	08/15/2026	100	100,247
Series 2013, RB	5.00%	08/15/2027	800	801,924
Wisconsin (State of) Health & Educational Facilities Authority (Forensic Science and Protective Medicine Facility); Series 2024, RB(c)	5.00%	08/01/2027	7,770	7,891,426
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2027	3,225	3,234,461
Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health);
Series 2014 A, RB	5.00%	12/01/2028	980	982,137
Series 2014 A, RB	5.00%	12/01/2029	1,475	1,478,171
Wisconsin (State of) Housing & Economic Development Authority; Series 2023 E, RB(b)	3.88%	05/01/2027	4,260	4,266,792
Wisconsin (State of) Public Finance Authority (Cincinnati Classical Academy); Series 2024, RB(c)	5.25%	06/15/2035	1,070	1,069,935
Wisconsin (State of) Public Finance Authority (Duke Energy Progress); Series 2022, Ref. RB(b)	3.30%	10/01/2026	1,745	1,751,145
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development);
Series 2016, RB	5.00%	03/01/2030	2,375	2,396,632
Series 2016, RB	5.00%	03/01/2032	4,315	4,346,427
Series 2016, RB	5.00%	03/01/2035	2,000	2,009,753
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	660	671,815
				35,840,532
Total Municipal Obligations (Cost $1,536,038,924)				1,542,311,024
			Shares
MuniFund Preferred Shares–1.20%
Nuveen AMT-Free Quality Municipal Income Fund, MFP, Series D(c)(d)			10,000,000	10,000,000
Nuveen AMT-Free Quality Municipal Income Fund(c)(d)			8,880,000	8,880,000
Total MuniFund Preferred Shares (Cost $18,880,000)				18,880,000

Exchange-Traded Funds–0.05%
Invesco Rochester High Yield Municipal ETF (Cost $872,950)(k)			17,000	844,625
	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–0.00%
California–0.00%
CalPlant I LLC; Exit Facility (Cost $75,000)(c)(l)	15.00%	02/28/2027	$75	14,716
TOTAL INVESTMENTS IN SECURITIES(m)–99.45% (Cost $1,555,866,874)				1,562,050,365
OTHER ASSETS LESS LIABILITIES–0.55%				8,596,493
NET ASSETS–100.00%				$1,570,646,858
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco Short Term Municipal Fund

Investment Abbreviations:
AGI	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
FHLMC	– Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
MFP	– MuniFund Preferred Shares
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
VRD	– Variable Rate Demand
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $102,942,438, which represented 6.55% of the Fund’s Net Assets.

(d)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2025.

(e)	Security subject to the alternative minimum tax.
(f)	Zero coupon bond issued at a discount.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Restricted security. The aggregate value of these securities at August 31, 2025 was $1,596,287, which represented less than 1% of the Fund’s Net Assets.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2025.
(k)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2025.

	Value August 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2025	Dividend Income
Invesco Rochester High Yield Municipal ETF*	$873,372	$-	$-	$(28,747)	$-	$844,625	$38,167

*	Effective February 24, 2025, the underlying fund’s name changed.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco Short Term Municipal Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $1,554,993,924)	$1,561,205,740
Investments in affiliates, at value (Cost $872,950)	844,625
Cash	10,086,227
Receivable for:
Investments sold	2,784,077
Fund shares sold	1,269,059
Interest	15,947,669
Investments matured, at value (Cost $926,990)	11,318
Investment for trustee deferred compensation and retirement plans	60,236
Other assets	96,388
Total assets	1,592,305,339
Liabilities:
Payable for:
Investments purchased	17,506,277
Dividends	1,557,406
Fund shares reacquired	2,078,958
Accrued fees to affiliates	375,939
Accrued trustees’ and officers’ fees and benefits	4,495
Accrued other operating expenses	75,170
Trustee deferred compensation and retirement plans	60,236
Total liabilities	21,658,481
Net assets applicable to shares outstanding	$1,570,646,858
Net assets consist of:
Shares of beneficial interest	$1,608,486,210
Distributable earnings (loss)	(37,839,352)
$1,570,646,858
Net Assets:
Class A	$458,528,426
Class Y	$1,006,463,991
Class R6	$105,654,441
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	123,545,962
Class Y	271,145,676
Class R6	28,379,533
Class A:
Net asset value and offering price per share	$3.71
Class Y:
Net asset value and offering price per share	$3.71
Class R6:
Net asset value and offering price per share	$3.72
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco Short Term Municipal Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$57,037,298
Dividends from affiliates	38,167
Total investment income	57,075,465
Expenses:
Advisory fees	6,043,706
Administrative services fees	220,294
Custodian fees	8,265
Distribution fees:
Class A	1,137,097
Transfer agent fees — A and Y	1,241,106
Transfer agent fees — R6	12,897
Trustees’ and officers’ fees and benefits	31,584
Registration and filing fees	110,842
Reports to shareholders	48,502
Professional services fees	102,950
Other	26,018
Total expenses	8,983,261
Less: Fees waived and/or expense offset arrangement(s)	(6,081)
Net expenses	8,977,180
Net investment income	48,098,285
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(398,459))	(1,464,424)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,510,278)
Affiliated investment securities	(28,747)
(4,539,025)
Net realized and unrealized gain (loss)	(6,003,449)
Net increase in net assets resulting from operations	$42,094,836
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco Short Term Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$48,098,285	$52,996,774
Net realized gain (loss)	(1,464,424)	(7,424,526)
Change in net unrealized appreciation (depreciation)	(4,539,025)	16,756,299
Net increase in net assets resulting from operations	42,094,836	62,328,547
Distributions to shareholders from distributable earnings:
Class A	(14,436,044)	(17,003,397)
Class Y	(34,218,730)	(37,110,485)
Class R6	(3,203,952)	(2,270,388)
Total distributions from distributable earnings	(51,858,726)	(56,384,270)
Share transactions–net:
Class A	(8,126,574)	(144,263,341)
Class Y	(10,103,887)	(124,962,677)
Class R6	23,421,325	19,654,419
Net increase (decrease) in net assets resulting from share transactions	5,190,864	(249,571,599)
Net increase (decrease) in net assets	(4,573,026)	(243,627,322)
Net assets:
Beginning of year	1,575,219,884	1,818,847,206
End of year	$1,570,646,858	$1,575,219,884
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco Short Term Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$3.73	$0.11	$(0.01)	$0.10	$(0.12)	$3.71	2.66%	$458,528	0.76%	0.76%	0.76%	2.93%	56%
Year ended 08/31/24	3.72	0.11	0.02	0.13	(0.12)	3.73	3.53	469,454	0.77	0.77	0.77	3.00	91
Year ended 08/31/23	3.73	0.09	(0.01)	0.08	(0.09)	3.72	2.05	612,000	0.74	0.74	0.74	2.51	92
Year ended 08/31/22	3.79	0.02	(0.06)	(0.04)	(0.02)	3.73	(1.08)	1,001,761	0.75	0.75	0.74	0.57	114
Year ended 08/31/21	3.79	0.02	0.01	0.03	(0.03)	3.79	0.72	1,581,245	0.78	0.78	0.75	0.59	24
Class Y
Year ended 08/31/25	3.73	0.12	(0.01)	0.11	(0.13)	3.71	2.92	1,006,464	0.51	0.51	0.51	3.18	56
Year ended 08/31/24	3.72	0.12	0.02	0.14	(0.13)	3.73	3.80	1,023,037	0.52	0.52	0.52	3.25	91
Year ended 08/31/23	3.73	0.10	(0.01)	0.09	(0.10)	3.72	2.30	1,144,013	0.49	0.49	0.49	2.76	92
Year ended 08/31/22	3.80	0.03	(0.07)	(0.04)	(0.03)	3.73	(1.08)	1,538,307	0.50	0.50	0.49	0.82	114
Year ended 08/31/21	3.79	0.03	0.02	0.05	(0.04)	3.80	1.24	1,764,272	0.53	0.53	0.50	0.84	24
Class R6
Year ended 08/31/25	3.75	0.12	(0.02)	0.10	(0.13)	3.72	2.73	105,654	0.43	0.43	0.43	3.26	56
Year ended 08/31/24	3.73	0.12	0.03	0.15	(0.13)	3.75	4.15	82,729	0.45	0.45	0.45	3.32	91
Year ended 08/31/23	3.75	0.11	(0.03)	0.08	(0.10)	3.73	2.10	62,833	0.42	0.42	0.42	2.83	92
Year ended 08/31/22	3.81	0.03	(0.06)	(0.03)	(0.03)	3.75	(0.75)	45,727	0.44	0.44	0.43	0.88	114
Year ended 08/31/21	3.80	0.03	0.02	0.05	(0.04)	3.81	1.32	25,405	0.44	0.44	0.41	0.93	24

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco Short Term Municipal Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek tax-free income.
The Fund currently consists of three different classes of shares: Class A, Class Y and Class R6. Class Y shares are available only to certain investors. Class A, Class Y and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks.  In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the "Adviser" or "Invesco") in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment ("unreliable"), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique.  When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
24
Invesco Short Term Municipal Fund

E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.
Other Risks - The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
25
Invesco Short Term Municipal Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Next $500 million	0.400%
Next $4 billion	0.370%
Over $5 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2025, the effective advisory fee rate incurred by the Fund was 0.39%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class Y and Class R6 shares to 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
For the year ended August 31, 2025, the Adviser waived advisory fees of $3,385.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class Y and Class R6 shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the year ended August 31, 2025, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2025, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $639 from Class A shares for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
26
Invesco Short Term Municipal Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,542,311,024	$—	$1,542,311,024
MuniFund Preferred Shares	—	18,880,000	—	18,880,000
Exchange-Traded Funds	844,625	—	—	844,625
U.S. Dollar Denominated Bonds & Notes	—	—	14,716	14,716
Total Investments in Securities	844,625	1,561,191,024	14,716	1,562,050,365
Other Investments - Assets
Investments Matured	—	6,413	4,905	11,318
Total Investments	$844,625	$1,561,197,437	$19,621	$1,562,061,683
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2025, the Fund engaged in securities purchases of $58,734,443 and securities sales of $73,844,128, which resulted in net realized gains (losses) of $(398,459).
NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended August 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,696.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$623,737	$964,003
Ordinary income-tax-exempt	51,234,989	55,420,267
Total distributions	$51,858,726	$56,384,270

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed tax-exempt income	$2,442,726
Net unrealized appreciation — investments	5,618,772
Temporary book/tax differences	(45,498)
Capital loss carryforward	(45,855,352)
Shares of beneficial interest	1,608,486,210
Total net assets	$1,570,646,858
27
Invesco Short Term Municipal Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$25,684,701	$20,170,651	$45,855,352
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $837,552,485 and $860,786,544, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,073,750
Aggregate unrealized (depreciation) of investments	(4,454,978)
Net unrealized appreciation of investments	$5,618,772
Cost of investments for tax purposes is $1,556,442,911.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on August 31, 2025, undistributed net investment income was increased by $762 and undistributed net realized gain (loss) was decreased by $762. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	36,500,673	$135,445,347	23,308,550	$86,734,783
Class Y	136,086,370	505,203,808	133,904,494	497,883,618
Class R6	17,788,742	66,252,436	11,743,513	43,897,180
Issued as reinvestment of dividends:
Class A	2,846,019	10,573,557	3,344,632	12,429,023
Class Y	5,840,533	21,699,366	6,267,975	23,295,078
Class R6	166,081	618,553	127,894	477,225
Reacquired:
Class A	(41,511,863)	(154,145,478)	(65,466,764)	(243,427,147)
Class Y	(144,687,708)	(537,007,061)	(173,760,266)	(646,141,373)
Class R6	(11,652,725)	(43,449,664)	(6,626,925)	(24,719,986)
Net increase (decrease) in share activity	1,376,122	$5,190,864	(67,156,897)	$(249,571,599)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28
Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
29
Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year  and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.   The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the S&P Municipal Bond Short Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed
30
Invesco Short Term Municipal Fund

more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each above the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were in the fourth, fifth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.  The independent Trustees reviewed and considered additional information provided by management, including with respect to how the services provided by the municipal investment team to the Fund may be distinguished from those provided by peer municipal managers and how the Fund generally holds more positions, as well as different types of securities such as variable rate demand notes, than others in its expense group and the related additional resources necessary. The independent Trustees also considered information presented by management regarding the Fund’s consistent level of income provided to shareholders, and how such income levels compare to peers
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with,  and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the
31
Invesco Short Term Municipal Fund

federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
32
Invesco Short Term Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.80%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
33
Invesco Short Term Municipal Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
34
Invesco Short Term Municipal Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
O-STM-NCSR

Annual Financial Statements and Other Information
August 31, 2025
Invesco SMA Municipal Bond Fund
Nasdaq:
SMBMX

2	Schedule of Investments
6	Financial Statements
9	Financial Highlights
10	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.78%
Arizona–9.37%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(a)	6.00%	07/01/2047	$1,200	$1,208,174
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(a)	5.00%	06/01/2031	925	931,404
La Paz (County of), AZ Industrial Development Authority (Kilgore); Series 2025, RB(a)(b)	0.00%	12/15/2034	1,000	528,870
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional School); Series 2025, RB	5.00%	07/01/2035	965	1,005,085
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(a)	5.00%	07/01/2039	250	249,586
Phoenix (City of), AZ Industrial Development Authority (Basis Schools) (The); Series 2015, Ref. RB(a)	5.00%	07/01/2045	1,500	1,403,125
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2016, RB(a)	5.00%	07/01/2046	1,000	915,687
Pima (County of), AZ Industrial Development Authority (The) (American Leadership Academy); Series 2015, Ref. RB(a)	5.63%	06/15/2045	1,250	1,223,221
Pima (County of), AZ Industrial Development Authority (The) (Riverbend Prep); Series 2010, RB(a)	7.00%	09/01/2037	954	954,005
Sierra (City of), AZ Vista Industrial Development Authority (Wake Preparatory Academy); Series 2025, RB	6.25%	06/15/2045	1,500	1,495,152
				9,914,309
California–4.96%
California (State of) Housing Finance Agency; Series 2019 A-2, RB	4.00%	03/20/2033	215	218,077
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail) (Green Bonds); Series 2025 B, Ref. RB(a)(c)(d)	9.50%	01/01/2035	750	689,654
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 B, Ref. RB	5.00%	07/01/2037	1,105	1,100,439
California (State of) Public Finance Authority (Sunrise of Long Beach); Series 2025, RB(a)	6.00%	06/01/2040	1,250	1,257,621
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	500	483,766
San Francisco Unified School District; Series 2015, GO Bonds	4.00%	06/15/2033	1,500	1,500,183
				5,249,740
District of Columbia–0.75%
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	770	794,091
Florida–8.94%
Alachua (County of), FL Housing Finance Authority (Woodland Park II); Series 2025 B, RB(a)(d)	4.90%	07/01/2028	1,350	1,365,457
Capital Projects Finance Authority (Kissimmee Charter Academy); Series 2024, RB(a)	6.13%	06/15/2044	250	250,485
Capital Projects Finance Authority (Millenia Orlando); Series 2025 A, RB(a)	6.00%	01/01/2035	500	502,269
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough); Series 2019, RB	5.00%	12/15/2029	1,605	1,613,580
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2024, Ref. RB (INS - AGI)(c)(e)	5.00%	07/01/2044	500	479,275
Florida Development Finance Corp. (Mater Academy); Series 2022 A, RB	5.00%	06/15/2031	235	240,327
Florida Local Government Finance Commission (Bridgeprep Academy); Series 2025, RB(a)	5.50%	06/15/2040	1,290	1,291,372
Miami Beach (City of), FL; Series 2017, Ref. RB	5.00%	09/01/2047	250	251,883
Mid-Bay Bridge Authority; Series 2015 A, Ref. RB(d)(f)	5.00%	10/01/2025	1,000	1,001,780
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2039	2,000	1,971,010
Two Ridges Community Development District; Series 2025, RB	5.75%	05/01/2045	500	497,599
				9,465,037
Georgia–1.89%
Main Street Natural Gas, Inc.;
Series 2022 C, RB(a)(d)	4.00%	11/01/2027	1,500	1,499,078
Series 2023 A, RB(d)	5.00%	06/01/2030	475	503,007
				2,002,085
Guam–0.95%
Guam (Territory of); Series 2015 D, Ref. RB(d)(f)	5.00%	11/15/2025	1,000	1,004,940
Idaho–1.43%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2015 D, Ref. RB	5.50%	12/01/2027	1,500	1,508,012
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–4.19%
Chicago (City of), IL (O’Hare International Airport); Series 2016 B, Ref. RB	5.00%	01/01/2041	$1,200	$1,200,410
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2035	1,135	1,135,950
Illinois (State of) Toll Highway Authority; Series 2016 B, RB	5.00%	01/01/2041	1,250	1,252,760
Marion (City of), IL (Star Bond District Project Area No. 1); Series 2025, RB	6.38%	06/01/2045	895	849,668
				4,438,788
Indiana–2.17%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	355	348,841
Fort Wayne (City of), IN (Silver Birch of Fort Wayne); Series 2017, RB	5.13%	01/01/2032	500	479,157
Indiana (State of) Finance Authority (Unidy Properties LLC); Series 2025, RB	5.25%	07/01/2037	1,000	1,018,818
Mishawaka (City of), IN (Silver Birch of Mishwaka); Series 2017, RB(a)	5.10%	01/01/2032	200	196,147
Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(c)(d)	4.40%	06/10/2031	250	258,757
				2,301,720
Iowa–0.32%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(d)(f)	5.00%	12/01/2032	300	340,643
Kentucky–2.92%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.38%	02/01/2036	1,500	1,504,617
Kentucky (Commonwealth of) Public Energy Authority; Series 2024 A, RB(d)	5.00%	07/01/2030	1,500	1,586,229
				3,090,846
Louisiana–0.24%
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(d)	4.05%	07/01/2026	250	252,147
Maine–0.95%
Finance Authority of Maine; Series 2015, RB(a)(c)	5.00%	08/01/2035	1,000	1,007,925
Massachusetts–4.20%
Massachusetts (Commonwealth of) Development Finance Agency (Berklee College of Music); Series 2016, Ref. RB	5.00%	10/01/2039	1,000	1,005,527
Massachusetts (Commonwealth of) Development Finance Agency (Brown University); Series 2025, RB	5.25%	08/15/2044	1,500	1,520,691
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2025, Ref. RB	5.25%	01/01/2045	200	196,896
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2047	1,310	1,215,681
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2025, Ref. RB	5.50%	07/01/2045	500	503,375
				4,442,170
Minnesota–3.04%
Bethal (City of), MN (Spectrum High School); Series 2017, Ref. RB	4.00%	07/01/2032	1,265	1,244,931
Bethel (City of), MN (Spectrum High School); Series 2024, RB	5.00%	07/01/2059	250	222,843
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,753,095
				3,220,869
Missouri–2.74%
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	1,000	1,000,303
Missouri (State of) Health & Educational Facilities Authority (Missouri Baptist University); Series 2025, Ref. RB(a)	5.00%	10/01/2035	1,000	981,562
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2012, RB	5.00%	09/01/2032	915	915,378
				2,897,243
New Hampshire–4.94%
New Hampshire (State of) Business Finance Authority; Series 2025, RB	5.15%	09/28/2037	1,000	973,108
New Hampshire (State of) Business Finance Authority (Grace Christian School); Series 2025, RB	5.13%	08/01/2040	1,000	975,200
New Hampshire (State of) Business Finance Authority (Vista (The)); Series 2019 A, RB(a)	5.25%	07/01/2039	1,550	1,534,202
New Hampshire Health and Education Facilities Authority Act; Series 2015, Ref. RB	5.00%	07/01/2036	1,750	1,751,386
				5,233,896
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–4.87%
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2030	$1,500	$1,503,198
Metropolitan Transportation Authority;
Series 2002 D, VRD Ref. RB (LOC - Truist Bank)(g)(h)	2.35%	11/01/2032	1,000	1,000,000
Subseries 2012, VRD Ref. RB (LOC - Royal Bank Of Canada)(g)(h)	2.35%	11/01/2031	10	10,000
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB(c)	5.00%	08/01/2031	250	250,002
Series 2020, Ref. RB(c)	5.25%	08/01/2031	1,090	1,117,416
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2023, RB(c)	5.63%	04/01/2040	1,000	1,030,619
New York Transportation Development Corp. (Terminal 4 JFK International Airport) (Green Bonds); Series 2024, Ref. RB(c)	5.50%	12/31/2054	250	243,261
				5,154,496
North Carolina–1.89%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007, Ref. VRD RB(g)	3.95%	01/15/2037	2,000	2,000,000
North Dakota–0.23%
Horace (City of), ND; Series 2024 C, Ref. GO Bonds	4.50%	05/01/2039	250	243,185
Ohio–9.41%
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2041	1,000	1,001,418
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2037	1,250	1,248,718
Dayton-Montgomery County Port Authority (Liberty Assisted Living Springfield); Series 2025, RB(a)	6.63%	01/01/2045	1,000	1,008,351
Franklin (County of), OH; Series 2015, RB	5.00%	05/15/2040	1,250	1,249,952
Hamilton (County of), OH (TriHealth, Inc. Obligated); Series 2021, Ref. VRD RB(g)	3.95%	08/15/2051	1,940	1,940,000
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(c)	5.00%	12/31/2039	1,375	1,374,934
Ohio (State of) Higher Educational Facility Commission; Series 2016, Ref. RB	5.00%	11/01/2041	1,410	1,411,312
Ohio (State of) Higher Educational Facility Commission (John Carroll University); Series 2025, RB	5.38%	10/01/2045	500	480,718
Ohio (State of) Higher Educational Facility Commission (Kenyon College); Series 2015, Ref. RB	5.00%	07/01/2041	250	250,059
				9,965,462
Oregon–1.48%
Morrow (Port of), OR (Bonneville Cooperation Project No. 4); Series 2024 A, GO Bonds(a)	5.15%	10/01/2026	1,250	1,249,945
Portland (Port of), OR (Green Bonds); Twenty Ninth Series 2023, RB(c)	5.25%	07/01/2039	300	317,002
				1,566,947
Pennsylvania–6.44%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(a)	5.00%	05/01/2028	155	160,575
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing (The)); Series 2017 A, Ref. RB	5.00%	05/15/2037	1,365	1,369,877
Commonwealth Financing Authority; Series 2015 A, RB	5.00%	06/01/2034	1,250	1,250,875
Crawford (County of), PA Hospital Authority Meadville Medical Center); Series 2016 A, Ref. RB	6.00%	06/01/2046	1,000	1,000,787
Montgomery (County of), PA Industrial Development Authority (Constellation Energy Generation, LLC); Series 2023 B, Ref. RB	4.10%	06/01/2029	250	259,729
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement); Series 2015, RB(c)	5.00%	12/31/2038	1,250	1,245,401
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2016, Ref. RB	5.00%	06/01/2036	1,520	1,533,892
				6,821,136
Rhode Island–1.31%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2040	1,400	1,390,091
South Carolina–1.42%
South Carolina (State of) Jobs-Economic Development Authority (Beaufort Memorial Hospital & South of Broad Healthcare); Series 2024, RB	5.50%	11/15/2044	250	245,002
South Carolina (State of) Public Service Authority; Series 2016 A, Ref. RB	5.00%	12/01/2035	1,250	1,259,949
				1,504,951
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–2.38%
Jackson (City of), TN; Series 2015, RB	5.00%	04/01/2030	$1,500	$1,500,910
Tennessee Energy Acquisition Corp.; Series 2006 B, RB	5.63%	09/01/2026	1,000	1,018,687
				2,519,597
Texas–9.98%
Arlington Higher Education Finance Corp. (Great Hearts America - Texas); Series 2024, RB	5.00%	08/15/2049	1,100	1,005,386
Aurora (City of), IL; Series 2014, RB(c)	5.00%	11/15/2030	1,500	1,501,028
Cultural Education Facilities Finance (Harris County), TX; Series 2016, Ref. RB	5.00%	01/01/2037	750	750,366
Dallas (City of), TX (Dallas, Denton, Collin and Rockwall Counties); Series 2016 A, Ref. RB	5.00%	10/01/2041	1,000	1,004,480
Harris (County of), TX Municipal Utility District No. 489; Series 2023 A, GO Bonds	6.50%	09/01/2029	505	538,771
Houston (City of), TX; Series 2024 B, RB(c)	5.50%	07/15/2036	1,000	1,057,528
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(c)	5.00%	07/15/2028	500	510,513
Mission Economic Development Corp. (Green Bonds); Series 2025, RB(c)(d)	5.00%	06/01/2030	500	508,409
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(a)(c)	4.63%	10/01/2031	1,455	1,453,483
New Hope Cultural Education Facilities Finance Corp.; Series 2025 A, RB	6.25%	10/01/2045	1,000	968,367
North East Texas Regional Mobility Authority; Series 2016 A, RB	5.00%	01/01/2041	1,280	1,267,225
				10,565,556
Utah–1.42%
Point Phase 1 Public Infrastructure District No. 1; Series 2025 A-1, RB	5.88%	03/01/2045	1,500	1,502,263
Virginia–0.17%
Virginia (Commonwealth of) Small Business Financing Authority (I-495 Hot Lanes); Series 2022, Ref. RB(c)	5.00%	12/31/2040	180	181,545
Wisconsin–3.78%
Public Finance Authority; Series 2025, RB(a)(b)	0.00%	12/15/2033	1,700	1,000,143
Public Finance Authority (Milo Farms Project); Series 2025, RB(a)(b)	0.00%	12/15/2039	1,500	495,784
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	160	162,864
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016, Ref. RB	5.00%	06/01/2040	1,400	1,400,546
Wisconsin (State of) Public Finance Authority (Signorelli); Series 2024, RB(a)	5.38%	12/15/2032	946	946,034
				4,005,371
TOTAL INVESTMENTS IN SECURITIES(i)–98.78% (Cost $104,437,660)				104,585,061
OTHER ASSETS LESS LIABILITIES–1.22%				1,292,070
NET ASSETS–100.00%				$105,877,131
Investment Abbreviations:
AGI	– Assured Guaranty, Inc.
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
RB	– Revenue Bonds
Ref.	– Refunding
VRD	– Variable Rate Demand
Notes to Schedule of Investments:
(a)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2025 was $25,519,840, which represented 24.10% of the Fund’s Net Assets.

(b)	Zero coupon bond issued at a discount.
(c)	Security subject to the alternative minimum tax.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2025.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco SMA Municipal Bond Fund

Statement of Assets and Liabilities
August 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $104,437,660)	$104,585,061
Cash	593,994
Receivable for:
Investments sold	276,000
Fund expenses absorbed	32,950
Interest	1,186,919
Investment for trustee deferred compensation and retirement plans	9,791
Other assets	13,877
Total assets	106,698,592
Liabilities:
Payable for:
Dividends	404,490
Fund shares reacquired	360,341
Accrued trustees’ and officers’ fees and benefits	2,960
Accrued other operating expenses	43,879
Trustee deferred compensation and retirement plans	9,791
Total liabilities	821,461
Net assets applicable to shares outstanding	$105,877,131
Net assets consist of:
Shares of beneficial interest	$105,812,577
Distributable earnings	64,554
$105,877,131
Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	10,526,899
Net asset value and offering price per share	$10.06
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco SMA Municipal Bond Fund

Statement of Operations
For the year ended August 31, 2025
Investment income:
Interest	$1,464,048
Expenses:
Administrative services fees	2,475
Custodian fees	312
Transfer agent fees	2,676
Trustees’ and officers’ fees and benefits	21,477
Registration and filing fees	21,730
Reports to shareholders	8,187
Professional services fees	67,607
Other	2,329
Total expenses	126,793
Less: Expenses reimbursed	(126,796)
Net expenses	(3)
Net investment income	1,464,051
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(23,768))	(107,260)
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(81,943)
Net realized and unrealized gain (loss)	(189,203)
Net increase in net assets resulting from operations	$1,274,848
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco SMA Municipal Bond Fund

Statement of Changes in Net Assets
For the years ended August 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$1,464,051	$478,823
Net realized gain (loss)	(107,260)	(15,827)
Change in net unrealized appreciation (depreciation)	(81,943)	253,093
Net increase in net assets resulting from operations	1,274,848	716,089
Distributions to shareholders from distributable earnings	(1,537,119)	(447,892)
Net increase in net assets resulting from share transactions	94,579,627	1,232,950
Net increase in net assets	94,317,356	1,501,147
Net assets:
Beginning of year	11,559,775	10,058,628
End of year	$105,877,131	$11,559,775
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco SMA Municipal Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Years Ended August 31,		Period Ended August 31, 2023(a)
	2025	2024
Net asset value, beginning of period	$10.31	$10.06	$10.00
Net investment income(b)	0.44	0.46	0.22
Net gains (losses) on securities (both realized and unrealized)	(0.23)	0.22	(0.02)
Total from investment operations	0.21	0.68	0.20
Less: Dividends from net investment income	(0.46)	(0.43)	(0.14)
Net asset value, end of period	$10.06	$10.31	$10.06
Total return(c)	2.07%	6.91%	1.99%
Net assets, end of period (000’s omitted)	$105,877	$11,560	$10,059
Portfolio turnover rate(d)	204%	44%	166%
Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.00%	0.00%	0.00%(e)
Without fee waivers and/or expense reimbursements	0.38%	1.76%	2.46%(e)
Ratio of net investment income to average net assets	4.38%	4.52%	4.11%(e)

(a)	Commencement date of February 21, 2023.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco SMA Municipal Bond Fund

Notes to Financial Statements
August 31, 2025
NOTE 1—Significant Accounting Policies
Invesco SMA Municipal Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund will be voted on exclusively by the shareholders of the Fund.
The Fund’s investment objective is to provide high current income exempt from regular federal income taxes with taxable capital appreciation as a secondary objective.
Shares of the Fund may be purchased and held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs) for which Invesco Advisers, Inc (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks.  In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the "Adviser" or "Invesco") in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment ("unreliable"), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique.  When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
10
Invesco SMA Municipal Bond Fund

E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
G.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
I.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher- grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at the desired price.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
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Invesco SMA Municipal Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser.  Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee.  However, Invesco will be compensated directly or indirectly by clients or account program sponsors for managed account advisory services, including with respect to assets that may be invested in the Fund.
The Adviser has entered into a master sub-advisory agreement with each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers"). Because the Adviser does not receive a fee from the Fund for providing investment advisory services pursuant to its investment advisory agreement with the Trust, the Affiliated Sub-Advisers will not receive compensation for providing investment management services to the Fund.
Invesco has contractually agreed to reimburse expenses necessary to limit total fund operating expenses after expense reimbursement (excluding (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.
For the year ended August 31, 2025, the Adviser reimbursed expenses of $126,796.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2025, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2025, the Fund engaged in securities purchases of $15,407,861 and securities sales of $1,541,684, which resulted in net realized gains (losses) of $(23,768).
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances and Borrowings
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
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Invesco SMA Municipal Bond Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2025 and 2024:
	2025	2024
Ordinary income*	$16,757	$1,323
Ordinary income-tax-exempt	1,520,362	446,569
Total distributions	$1,537,119	$447,892

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed tax-exempt income	$65,002
Net unrealized appreciation — investments	147,495
Temporary book/tax differences	(6,591)
Capital loss carryforward	(141,352)
Shares of beneficial interest	105,812,577
Total net assets	$105,877,131
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$122,233	$19,119	$141,352
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2025 was $165,731,021 and $72,080,031, respectively. As of August 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$467,479
Aggregate unrealized (depreciation) of investments	(319,984)
Net unrealized appreciation of investments	$147,495
Cost of investments for tax purposes is $104,437,566.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on August 31, 2025, undistributed net investment income was increased by $16,960 and undistributed net realized gain (loss) was decreased by $16,960. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
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Invesco SMA Municipal Bond Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2025(a)		Year ended August 31, 2024
	Shares	Amount	Shares	Amount
Sold	9,515,427	$95,688,510	123,207	$1,249,946
Reacquired	(110,077)	(1,108,883)	(1,658)	(16,996)
Net increase in share activity	9,405,350	$94,579,627	121,549	$1,232,950

(a)
There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 89% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
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Invesco SMA Municipal Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco SMA Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SMA Municipal Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31, 2025, the statement of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2025 and for the period February 21, 2023 (commencement date) through August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the two years in the period ended August 31, 2025 and for the period February 21, 2023 (commencement date) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 24, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco SMA Municipal Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SMA Municipal Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year  and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered that the Fund is only offered and sold to wrap fee, separately managed and other discretionary investment account (collectively, “SMA”) clients where Invesco Advisers (or one of its affiliates) has an agreement with the program sponsor or directly with the client to provide investment management services to the SMA.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board noted that the Fund had recently commenced operations in March 2023 and that therefore performance information for the Fund was limited. The Board compared the Fund’s investment performance for the one year period ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index). The Board noted that performance of the Fund was in the first quintile of its performance universe for the one year period.  The Board noted that performance of the Fund was below the performance of the Index for the one year period.    The Board also considered information provided by Invesco Advisers regarding the role that the Fund plays in SMAs managed by Invesco Advisers or an affiliate.  The Board acknowledged that, because the Fund is designed to meet the specialized investment objectives of SMA clients by providing access to the relevant fixed-income market segments, certain principal investment strategies of the Fund are
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Invesco SMA Municipal Bond Fund

different from other Invesco Funds investing in municipal bond markets.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement. The Board considered that the Fund is available for investment only by investors as a part of an SMA arrangement managed by Invesco Advisers or an affiliate, and that because Invesco Advisers (or one of its affiliates) receives fees from SMA clients invested in the Fund at the SMA level, the Fund is not charged an advisory fee by Invesco Advisers to avoid duplication of fees at the Fund and SMA level.
The Board considered that Invesco Advisers contractually agreed to an expense limit for the Fund so that the Fund’s total expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund incurs but does not actually pay because of an expense offset arrangement and (vi) acquired fund fees and expenses, in each case if applicable) are equal to 0.0% of average daily net assets.  The Board noted that such expense limit was permanent and had no expiration date.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation will be payable to any Affiliated Sub-Advisers for their services to the Fund.
D.
Economies of Scale and Breakpoints
The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, but that Invesco Advisers does receive fees that are charged at the SMA level.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers and Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.  The Board also noted that the Fund benefits from economies of scale through Invesco Advisers’ commitment to waive fees or reimburse expenses so that the Fund’s total expenses (other than the excluded items referred to above) are equal to 0.0% of average daily net assets.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers and its affiliates do not make a profit from managing the Fund because no advisory fee is charged to the Fund and other fees payable to Invesco Advisers or its affiliates by the Fund are either waived or reimbursed to the Fund, although Invesco Advisers does receive fees at the SMA level.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the revenue Invesco Advisers (or its affiliates) receives from SMA clients invested in the Fund at the SMA level and the potential growth of Invesco Advisers’ and its affiliates’ SMA business because the Fund may enhance their ability to personalize the SMA client experience and provide investment exposure ordinarily unavailable in SMAs.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers, and that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
*Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
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Invesco SMA Municipal Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.91%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18
Invesco SMA Municipal Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19
Invesco SMA Municipal Bond Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
SMAMB-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: November 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                         .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: November 7, 2025

By:      /s/ Adrien Deberghes

Name: Adrien Deberghes

Title: Principal Financial Officer

Date: November 7, 2025